THE STRONG FUNDS

Strong Asia Pacific Fund	Strong Life Stage Series — Aggressive Portfolio
Strong Balanced Fund	Strong Life Stage Series — Conservative Portfolio
Strong Corporate Bond Fund	Strong Life Stage Series — Moderate Portfolio
Strong Discovery Fund	Strong Mid Cap Disciplined Fund
Strong Dividend Income Fund	Strong Minnesota Tax-Free Fund
Strong Dow 30 Value Fund	Strong Money Market Fund
Strong Endeavor Fund	Strong Municipal Money Market Fund
Strong Energy Fund	Strong Opportunity Fund
Strong Enterprise Fund	Strong Overseas Fund
Strong Florida Municipal Money Market Fund	Strong Short-Term Bond Fund
Strong Government Securities Fund	Strong Short-Term High Yield Bond Fund
Strong Growth Fund	Strong Short-Term High Yield Municipal Fund
Strong Growth 20 Fund	Strong Short-Term Income Fund
Strong Growth and Income Fund	Strong Short-Term Municipal Bond Fund
Strong Heritage Money Fund	Strong Small Company Value Fund
Strong High-Yield Bond Fund	Strong Small/Mid Cap Value Fund
Strong Index 500 Fund	Strong Tax-Free Money Fund
Strong Intermediate Municipal Bond Fund	Strong Ultra Short-Term Income Fund
Strong Large Cap Core Fund	Strong Ultra Short-Term Municipal Income Fund
Strong Large Cap Growth Fund	Strong Wisconsin Tax-Free Fund
Strong Large Company Growth Fund

100 HERITAGE RESERVE
MENOMONEE FALLS, WISCONSIN 53051

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR DECEMBER 10, 2004

To the Shareholders of the Strong Funds:

A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 (“Meeting”). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

Proposal	Shareholders Entitled To Vote
Proposal 1: Approval of an Agreement and Plan of Reorganization, under which substantially all of the assets of each Strong Fund will be transferred to a corresponding Wells Fargo Fund as listed below.
Shareholders of each Strong Fund with respect to the applicable reorganization shown below.

Strong Fund Proposed to be Reorganized Into This	Wells Fargo (“WF”) Fund
Strong Asia Pacific Fund	WF Asia Pacific Fund (New)
Strong Balanced Fund	WF Balanced Fund (New)
Strong Corporate Bond Fund	WF Corporate Bond Fund (New)
Strong Discovery Fund	WF Discovery Fund (New)
Strong Dividend Income Fund	WF Dividend Income Fund (New)
Strong Dow 30 Value Fund	WF Dividend Income Fund (New)
Strong Endeavor Fund	WF Capital Growth Fund (New)

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Strong Fund Proposed to be Reorganized Into This	Wells Fargo (“WF”) Fund
Strong Energy Fund	WF Dividend Income Fund (New)
Strong Enterprise Fund	WF Enterprise Fund (New)
Strong Florida Municipal Money Market Fund	WF National Tax-Free Money Market Fund
Strong Government Securities Fund	WF Government Securities Fund (New)
Strong Growth Fund	WF Growth Fund (New)
Strong Growth 20 Fund	WF Growth Fund (New)
Strong Growth and Income Fund	WF Growth and Income Fund (New)
Strong Heritage Money Fund	WF Heritage Money Market Fund (New)
Strong High-Yield Bond Fund	WF High Income Fund (New)
Strong Index 500 Fund	WF Index Fund
Strong Intermediate Municipal Bond Fund	WF Intermediate Tax-Free Fund (New)
Strong Large Cap Core Fund	WF Growth and Income Fund (New)
Strong Large Cap Growth Fund	WF Large Cap Growth Fund (New)
Strong Large Company Growth Fund	WF Capital Growth Fund (New)
Strong Life Stage Series — Aggressive Portfolio	WF Life Stage — Aggressive Portfolio (New)
Strong Life Stage Series — Conservative Portfolio	WF Life Stage — Conservative Portfolio (New)
Strong Life Stage Series — Moderate Portfolio	WF Life Stage — Moderate Portfolio (New)
Strong Mid Cap Disciplined Fund	WF Mid Cap Disciplined Fund (New)
Strong Minnesota Tax-Free Fund	WF Minnesota Tax-Free Fund
Strong Money Market Fund	WF Money Market Fund
Strong Municipal Money Market Fund	WF Municipal Money Market Fund (New)
Strong Opportunity Fund	WF Opportunity Fund (New)
Strong Overseas Fund	WF Overseas Fund (New)
Strong Short-Term Bond Fund	WF Short-Term Bond Fund (New)
Strong Short-Term High Yield Bond Fund	WF Short-Term High Yield Bond Fund (New)
Strong Short-Term High Yield Municipal Fund	WF Short-Term Municipal Bond Fund (New)
Strong Short-Term Income Fund	WF Short-Term Bond Fund (New)
Strong Short-Term Municipal Bond Fund	WF Short-Term Municipal Bond Fund (New)
Strong Small Company Value Fund	WF Small Cap Disciplined Fund (New)
Strong Small/Mid Cap Value Fund	WF Small/Mid Cap Value Fund (New)
Strong Tax-Free Money Fund	WF National Tax-Free Money Market Fund
Strong Ultra Short-Term Income Fund	WF Ultra Short-Term Income Fund (New)
Strong Ultra Short-Term Municipal Income Fund	WF Ultra Short-Term Municipal Income Fund (New)
Strong Wisconsin Tax-Free Fund	WF Wisconsin Tax-Free Fund (New)

Proposal	Shareholders Entitled to Vote
Proposal 2: Approval of an interim advisory agreement.
Shareholders of each Strong Fund, except the Strong Index 500 Fund and Strong Life Stage Series — Aggressive, Strong Life Stage Series — Conservative, and Strong Life Stage Series — Moderate Portfolios.

Proposal 3: Approval of an interim sub-advisory agreement.

3.a.: Approval of an interim sub-advisory agreement with Wells Capital Management Incorporated.
Shareholders of each Strong Fund, except the Strong Growth and Income, Strong Index 500, Strong Large Cap Core, and Strong Overseas Funds and Strong Life Stage Series — Aggressive, Strong Life Stage Series — Conservative, and Strong Life Stage Series — Moderate Portfolios.

3.b.: Approval of an interim sub-advisory agreement with Matrix Asset Advisors, Inc.	Shareholders of the Strong Growth and Income and Strong Large Cap Core Funds.

ii

3.c.: Approval of an interim sub-advisory agreement with New Star Institutional Managers Limited.	Shareholders of the Strong Overseas Fund.

Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

By Order of the Board of Directors/Trustees of the Strong Funds,

Thomas M. Zoeller
Vice President

October 26, 2004
Menomonee Falls, WI

iii

THE STRONG FUNDS
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
1-800-368-7710

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, California 94105
1-800-222-8222

COMBINED PROSPECTUS/PROXY STATEMENT
October 26, 2004

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders (“Strong Funds” or “Acquired Funds”) should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreements that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Funds Trust (“Wells Fargo Funds” or “Acquiring Funds”). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the “Funds” or, each fund individually, as a “Fund.”

HOW WILL THE REORGANIZATION WORK?

The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, “Reorganization”) as described in the Agreement and Plan of Reorganization (“Reorganization Plan”) attached as Exhibit F, will involve three steps:

•	the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of shares of the same or a comparable class (“Class”) of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time (“Effective Time”) on the business day following the closing date (“Closing Date”) of the Reorganization in redemption of all shares of the Strong Fund; and

•	the liquidation and dissolution of the Strong Fund.

As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable Class, of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors/Trustees of the Strong Funds (“Board” or “Directors”) has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

The Board has also approved engaging Wells Fargo Funds Management, LLC (“Funds Management”) to replace Strong Capital Management, Inc. (“SCM”) as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated (“Wells Capital”), Matrix Asset Advisors, Inc. and New Star Institutional Managers Limited (“New Star”) as interim investment sub-advisers to various Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreements, the sub-adviser will sub-advise the Strong Fund beginning shortly after the Meeting. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

•	Prospectuses for the Strong Funds;

•	Annual and Semi-Annual Reports to shareholders of the Strong Funds and, as applicable, the Acquiring Funds; and

•	Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

These documents are on file with the SEC.

The prospectuses, SAIs, and Annual and Semi-Annual Reports, of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAIs to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also are incorporated by reference and are legally deemed to be part of this document. The prospectuses and the most recent Annual Report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to shareholders of the Strong Funds have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds	Strong Funds
P.O. Box 8266	P.O. Box 2936
Boston, MA 02266-8266	Milwaukee, WI 53201-2936
1-800-222-8222	1-800-368-7710

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section Securities and Exchange Commission 450 5th Street, N.W. Washington, DC 20549-0102 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

•	You may lose money by investing in the Funds.

INTRODUCTION

Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) on May 25, 2004 (“Asset Purchase Agreement”) to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM’s clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds, is a wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) and provider of investment advisory services. SFC’s sale of assets is contingent upon shareholder approval of the Reorganization for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and certain other investment advisers serving as the sub-advisers.

PROPOSAL 1:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board approval conditions (which conditions were satisfied by mid-September, 2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the assets and liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled “Terms of Reorganization” in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable Class, of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a “reorganization” for U.S. federal income tax purposes, as discussed below under “Material U.S. Federal Income Tax Consequences of the Reorganization.” If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

Reasons for the Reorganization

In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.	The reputation, financial strength and resources of Wells Fargo.

2.	The capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds.

3.	The viability of the Strong Funds absent approval of the proposed Reorganization.

4.	The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

5.	The shareholder services offered by Wells Fargo.

6.	The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

7.	The expected treatment of the Reorganization as a “reorganization” for U.S. federal income tax purposes.

8.	The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

9.	The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

10.	The anticipated retention by Wells Capital of many of Strong’s key investment management professionals.

11.	The undertaking by Funds Management and SFC to share equally all of the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Current Fees and Pro Forma Fees

The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the pro forma expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of the dates noted below:

Fund	Date
Strong Minnesota Tax-Free and WF Minnesota Tax-Free Funds, each Strong Life Stage Series Portfolio, WF Life Stage Portfolio, and equity Fund, except the Strong Index 500 Fund and WF Index Fund	June 30, 2004
Each fixed-income and money market Fund, except the Strong Municipal Money Market, Strong Tax-Free Money, Strong Money Market, Strong Minnesota Tax-Free, WF National Tax-Free Money Market, WF Money Market, and WF Minnesota Tax-Free Funds
April 30, 2004
Strong Index 500, Strong Municipal Money Market, Strong Tax-Free Money, WF Index, WF National Tax-Free Money Market and WF Money Market Funds	March 31, 2004

Two levels of expense ratios are included in the table:

(a)	Gross Expense Ratio — the total operating expenses of a fund, representing what a shareholder could potentially pay if no waivers or expense reimbursements were in place.

(b)	Net Expense Ratio — the expense level a shareholder can expect to actually pay, taking into account any fee waivers or expense reimbursements to which a Fund’s adviser has contractually committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. For these scenarios and a breakdown of the specific fees charged for all of the Funds and more information about expenses, please see Exhibit A.

	Current			Pro Forma
STRONG FUND / SHARE CLASS	Gross Expense Ratio	Net Expense Ratio	Acquiring Fund / Share Class	Gross Expense Ratio	Net Expense Ratio[4]
Equity Funds
Strong Asia Pacific Fund			WF Asia Pacific Fund (New)
Investor Class	1.71%	1.685%[1,3]	Investor Class	1.77%	1.65%
Strong Balanced Fund			WF Balanced Fund (New)
Investor Class	1.30%	1.267%[1]	Investor Class	1.49%	1.25%
Strong Discovery Fund			WF Discovery Fund (New)
Investor Class	1.44%	1.407%[1]	Investor Class	1.60%	1.38%
Strong Dividend Income Fund			WF Dividend Income Fund (New)
Class K Investor Class	1.40% 1.43%	0.957%[1,3] 1.397%[1]	Institutional Class Investor Class	1.25% 1.52%	0.96% 1.37%
Strong Dow 30 Value Fund
Investor Class	1.42%	1.395%[1]
Strong Energy Fund
Investor Class	2.00%	1.967%[1,3]
Strong Enterprise Fund			WF Enterprise Fund (New)
Advisor Class Investor Class Class K Institutional Class	1.66% 1.90% 1.31% 0.97%	1.627%[1] 1.867%[1,3] 1.167%[1,3] 0.937%[1]	Advisor Class Investor Class Institutional Class Select Class	1.46% 1.63% 1.28% 1.01%	1.40% 1.57% 1.15% 0.90%
Strong Growth Fund			WF Growth Fund (New)
Class C Class K Institutional Class Advisor Class Investor Class	3.55% 1.30% 0.92% 1.60% 1.52%	2.467%[1,3] 0.957%[1,3] 0.887%[1] 1.567%[1] 1.487%[1]	Class C Institutional Class Select Class Advisor Class Investor Class	2.09% 1.16% 0.89% 1.34% 1.51%	2.05% 0.96% 0.85% 1.30% 1.47%
Strong Growth 20 Fund
Advisor Class Investor Class	1.65% 1.88%	1.617%[1] 1.847%[1]
Strong Growth and Income Fund			WF Growth and Income Fund (New)
Class K Institutional Class Advisor Class Investor Class	1.08% 0.71% 1.41% 1.41%	0.957%[1,3] 0.677%[1] 1.377%[1] 1.377%[1]	Institutional Class Select Class Advisor Class Investor Class	1.21% 0.94% 1.34% 1.51%	0.96% 0.66% 1.14% 1.31%
Strong Large Cap Core Fund
Investor Class	2.98%	1.967%[1,3]
Strong Index 500 Fund			WF Index Fund
Investor Class	0.79%	0.45%[3]	Investor Class (New)	0.88%	0.45%
Strong Large Cap Growth Fund			WF Large Cap Growth Fund (New)
Investor Class	1.24%	1.207%[1]	Investor Class	1.50%	1.19%
Strong Large Company Growth Fund			WF Capital Growth Fund (New)
Class K Investor Class	1.40% 1.81%	0.957%[1,3] 1.467%[1,5]	Institutional Class Investor Class	1.28% 1.63%	0.94% 1.42%
Strong Endeavor Fund
Investor Class	2.12%	1.967%[1,3]
Strong Mid Cap Disciplined Fund			WF Mid Cap Disciplined Fund (New)
Investor Class	1.38%	1.347%[1]	Investor Class	1.57%	1.31%

	Current			Pro Forma
STRONG FUND / SHARE CLASS	Gross Expense Ratio	Net Expense Ratio	Acquiring Fund / Share Class	Gross Expense Ratio	Net Expense Ratio[4]
Strong Opportunity Fund			WF Opportunity Fund (New)
Advisor Class Investor Class Class K	1.60% 1.41% 1.39%	1.567%[1] 1.377%[1] 1.167%[1,3]	Advisor Class Investor Class Institutional Class	1.31% 1.48% 1.13%	1.29% 1.35% 1.04%
Strong Overseas Fund			WF Overseas Fund (New)
Investor Class Institutional Class	1.91% 4.85%	1.467%[1,3] 4.817%[1]	Investor Class Select Class	1.80% 1.23%	1.46% 0.95%
Strong Small Company Value Fund			WF Small Cap Disciplined Fund (New)
Investor Class	1.69%	1.657%[1,3]	Investor Class	1.81%	1.61%
Strong Small/Mid Cap Value Fund			WF Small/Mid Cap Value Fund (New)
Investor Class	2.03%	1.967%[1,3]	Investor Class	2.23%	1.62%
Fixed Income Funds
Strong Corporate Bond Fund			WF Corporate Bond Fund (New)
Advisor Class Investor Class Institutional Class	1.19% 1.08% 0.66%	1.19%[1] 1.08%[1] 0.66%[1]	Advisor Class Investor Class Select Class	1.09% 1.26% 0.64%	1.00% 1.03% 0.61%
Strong Government Securities Fund			WF Government Securities Fund (New)
Advisor Class Investor Class Class C Institutional Class	1.18% 1.10% 2.05% 0.52%	1.18%[1] 1.10%[1] 2.05%[1] 0.52%[1]	Advisor Class Investor Class Class C Select Class	1.02% 1.19% 1.77% 0.57%	0.95% 1.05% 1.70% 0.48%
Strong High-Yield Bond Fund			WF High Income Fund (New)
Advisor Class Investor Class Institutional Class	1.20% 0.91% 0.47%	1.20%[1] 0.91%[1] 0.47%[1]	Advisor Class Investor Class Select Class	1.15% 1.32% 0.75%	0.91% 0.86% 0.43%
Strong Intermediate Municipal Bond Fund			WF Intermediate Tax-Free Fund (New)
Investor Class	1.15%	1.15%[1]	Investor Class	1.34%	0.75%
Strong Minnesota Tax-Free Fund			WF Minnesota Tax-Free Fund
Investor Class Class C	2.24% 3.11%	2.24% 2.50%[2]	Class Z (New) Class C (New)	1.23% 1.81%	0.78% 1.60%
Strong Short-Term Bond Fund			WF Short-Term Bond Fund (New)
Institutional Class Advisor Class Investor Class	0.53% 1.19% 1.00%	0.53%[1] 1.19%[1] 1.00%[1]	Select Class Advisor Class Investor Class	0.63% 1.08% 1.25%	0.48% 0.85% 0.90%
Strong Short-Term Income Fund
Investor Class	1.44%	1.44%[1]
Strong Short-Term High Yield Bond Fund			WF Short-Term High Yield Bond Fund (New)
Advisor Class Investor Class	1.19% 0.91%	1.19%[1] 0.91%[1]	Advisor Class Investor Class	1.16% 1.33%	1.10% 0.86%
Strong Short-Term Municipal Bond Fund			WF Short-Term Municipal Bond Fund (New)
Class C Investor Class	1.84% 0.69%	1.84%[1] 0.69%[1]	Class C Investor Class	1.72% 1.14%	1.60% 0.66%
Strong Short-Term High Yield Municipal Fund
Investor Class	0.75%	0.75%[1]
Strong Ultra Short-Term Income Fund			WF Ultra Short-Term Income Fund (New)
Advisor Class Investor Class Institutional Class	1.15% 0.89% 0.40%	1.15%[1] 0.89%[1] 0.40%[1]	Advisor Class Investor Class Select Class	1.02% 1.19% 0.57%	0.80% 0.84% 0.35%

	Current			Pro Forma
STRONG FUND / SHARE CLASS	Gross Expense Ratio	Net Expense Ratio	Acquiring Fund / Share Class	Gross Expense Ratio	Net Expense Ratio[4]
Strong Ultra Short-Term Municipal Income Fund			WF Ultra Short-Term Municipal Income Fund (New)
Advisor Class Investor Class Institutional Class	1.16% 0.75% 0.40%	1.16%[1] 0.75%[1] 0.40%[1]	Advisor Class Investor Class Select Class	0.97% 1.14% 0.52%	0.80% 0.72% 0.37%
Strong Wisconsin Tax-Free Fund			WF Wisconsin Tax-Free Fund (New)
Investor Class Class C	1.16% 2.03%	0.75%[1,2] 2.03%[1]	Investor Class Class C	1.35% 1.93%	0.75% 1.49%
Money Market Funds
Strong Heritage Money Fund			WF Heritage Money Market Fund (New)
Advisor Class Investor Class Institutional Class	0.55% 0.71% 0.28%	0.55% 0.71% 0.28%	Administrator Class Institutional Class	0.41% 0.29%	0.38% 0.18%
Strong Money Market Fund			WF Money Market Fund
Investor Class	1.01%	0.65%[2]	Investor Class	1.00%	0.65%
Strong Municipal Money Market Fund			WF Municipal Money Market Fund (New)
Investor Class	0.65%	0.65%	Investor Class	1.10%	0.64%
Strong FL Municipal Money Market Fund			WF National Tax-Free Money Market Fund
Investor Class	0.73%	0.50%[2]	Administrator Class (New)	0.38%	0.30%
Strong Tax-Free Money Fund
Investor Class	0.58%	0.58%
Life Stage Series
Strong Life Stage Series — Aggressive Portfolio	1.93%	1.45%[3]	WF Life Stage — Aggressive Portfolio (New)	2.14%	1.45%
Strong Life Stage Series — Conservative Portfolio	1.75%	1.25%[3]	WF Life Stage — Conservative Portfolio (New)	1.87%	1.25%
Strong Life Stage Series — Moderate Portfolio	1.73%	1.35%[3]	WF Life Stage — Moderate Portfolio (New)	1.91%	1.35%

(1)	Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses of a specified amount from May 21, 2004 until May 21, 2005. For the Funds listed below, this waiver is not reflected because the expense ratio shown is as of a date prior to May 21, 2004. If this waiver were reflected, the Net Expense Ratio would have been as follows:

Strong Corporate Bond Fund Advisor Class Investor Class Institutional Class	1.157% 1.047% 0.627%
Strong Government Securities Fund Advisor Class Investor Class Institutional Class Class C	1.155% 1.075% 2.025% 0.495%
Strong High-Yield Bond Fund Advisor Class Investor Class Institutional Class	1.175% 0.885% 0.445%
Strong Intermediate Municipal Bond Fund Investor Class	1.14%
Strong Short-Term Bond Fund Institutional Class Advisor Class Investor Class	0.497% 1.157% 0.967%
Strong Short-Term Income Fund Investor Class	1.43%

Strong Short-Term High Yield Bond Fund Advisor Class Investor Class	1.157% 0.877%
Strong Short-Term Municipal Fund Class C Investor Class	1.83% 0.68%
Strong Short-Term High Yield Municipal Fund Investor Class	0.74%
Strong Ultra Short-Term Income Fund Advisor Class Investor Class Institutional Class	1.117% 0.857% 0.367%
Strong Ultra Short-Term Municipal Income Fund Advisor Class Investor Class Institutional Class	1.15% 0.74% 0.39%
Strong Wisconsin Tax-Free Fund Investor Class Class C	0.74% 2.02%

(2)	SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses through March 1, 2006 to maintain the Net Expense Ratio shown, except to the extent such Net Expense ratio reflects waivers and absorptions at the direction of the Board and certain regulatory settlements.

(3)	SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses through May 1, 2006 to maintain the Net Expense Ratio shown, except to the extent such Net Expense ratio reflects waivers and absorptions at the direction of the Board and certain regulatory settlements.

(4)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through April 30, 2007 to maintain the Net Expense Ratio shown.

(5)	SCM has contractually agreed to waive management fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Investor Class shares of the Strong Large Company Growth Fund at no more than 1.50%. This contract may only be terminated by the Board, but not before May 1, 2006.

Funds Management has contractually agreed to maintain the pro forma Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period unless terminated, and net expense ratios can only be increased upon approval by the Wells Fargo Fund’s Board of Trustees.

For some classes of some of the Strong Funds, as noted above in the table, SCM or its affiliates have also contractually agreed to waive fees and/or reimburse certain expenses to maintain a specified Net Expense Ratio. The Investor Class shares of the Strong Large Company Growth Fund have a contractual net expense ratio that renews automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Fund’s Board. For contractual waivers other than waivers pursuant to the direction of the Board and certain regulatory settlements, this contractual term expires March 1, 2006, for the fixed income and money market Funds, and May 1, 2006, for the equity Funds and Life Stage Series Portfolios. The contractual waivers pursuant to the direction of the Board and certain regulatory settlements expire on May 21, 2005. In almost all cases, the Strong Fund waivers expire earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds.

In addition to the contractual waivers, for a number of the Strong Funds, SCM or its affiliates have also implemented a voluntary expense waiver that reduces the net expenses below a Fund’s contractual net expense cap, where applicable, and a Fund’s gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a Fund does not have a contractual expense cap in place, up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

In each of the 76 class Reorganizations listed above, the pro forma Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In 41 of the 76 class Reorganizations, the Acquiring Fund Class is expected to have a pro forma Gross Expense Ratio that is lower than the Gross Expense Ratio of the corresponding Strong Fund Class. For some Strong Funds, the contractual waiver pursuant to the direction of the Board and certain regulatory settlements is not reflected, because the expenses shown are for a fiscal period that ended prior to May 21, 2004. If those waivers were reflected, in 75 of the 76 class Reorganizations listed above, the pro forma Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. Moreover, as noted above, the contractual Net Expense Ratios for the Acquiring Funds are committed through April 30, 2007, renew automatically upon expiration, and can only be increased upon approval by the Wells Fargo Fund’s Board of Trustees.

For further discussion regarding the Board’s consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (New) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are substantially similar to those of an Acquired Fund. The other Wells Fargo Funds have commenced operations and, accordingly, have portfolio securities and previously established investment objectives and strategies.

In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders’ right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

Unlike other Acquired Funds and Acquiring Funds involved in the Reorganization, the Strong Index 500 Fund, Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio, Strong Life Stage Series — Moderate Portfolio, and WF Index Fund does not, and the WF Life Stage Portfolios will not, invest directly in portfolio securities. Rather, the Strong Index 500 Fund invests in an unaffiliated mutual fund that has the same objectives and strategies as the Strong Index 500 Fund. The WF Index Fund invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objective and strategies as those of the WF Index Fund. The Strong Life Stage Series Portfolios invest in various Strong Funds, and the WF Life Stage Portfolios will invest in multiple portfolios of the Wells Fargo Master Trust, as described below and in Exhibit B.

The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objectives and principal strategies are in bold type. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds’ investment objectives, strategies and other investment policies can be found in Exhibit B. You also can find additional information about a specific Fund’s investment strategies and investment policies in its SAI. For more complete information, please read this entire document.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Asia Pacific Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities from companies incorporated in Asia or the Pacific Basin (excluding the U.S.). The Fund’s manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that they are allowed to apply different criteria to determining an issuer’s economic ties to Asia/Pacific Basin, as described in Exhibit B.

WF Asia Pacific Fund (New)	Seeks long-term capital appreciation.	The principal strategies of the Fund are substantially similar to those of the Strong Asia Pacific Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Balanced Fund	Seeks high total return consistent with reasonable risk over the long term.
The Fund invests between 30% and 70% of its assets in stocks and between 30% and 70% of its assets in bonds. The Fund’s equity manager focuses primarily on stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth, and attempts to strike a balance between an investment’s growth and income prospects and its potential risks. The Fund’s bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government and agency, corporate and mortgage-backed securities. The Fund may invest up to 25% of its assets in foreign securities. The Fund may also invest up to 35% in below investment-grade securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Balanced Fund invests 60% of its assets in stocks and 40% of its assets in bonds, whereas the Strong Balanced Fund invests between 30% and 70% of its assets in stocks and between 30% and 70% of its assets in bonds.
• The WF Balanced Fund, unlike the Strong Balanced Fund, does not necessarily focus primarily on large-capitalization, dividend paying U.S. companies.
• The WF Balanced Fund invests a lower percentage of its assets (up to 10%) in below investment-grade securities as compared to the Strong Balanced Fund (up to 35%).
• The WF Balanced Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Balanced Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

WF Balanced Fund (New)	Seeks a combination of capital appreciation and current income.
The Fund invests 60% of its assets in stocks and 40% of its assets in bonds. The Fund may invest up to 10% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Corporate Bond Fund	Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund invests at least 80% of its assets in bonds issued by corporations or similar entities. The Fund invests at least 75% of its assets in investment-grade debt obligations. The Fund may invest up to 25% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund may also invest up to 30% of its assets in foreign securities. The Fund’s average effective maturity will normally be between seven and twelve years.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Corporate Bond Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers, whereas the Strong Corporate Bond Fund may invest up to 30% of its assets in foreign securities.

WF Corporate Bond Fund (New)	Seeks current income while maintaining prospects for capital appreciation.
The Fund invests at least 80% of its assets in debt securities of corporations, and up to 25% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be between seven and twelve years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Discovery Fund	Seeks capital growth.
The Fund may invest 100% of its assets in stocks or debt securities. The Fund invests in securities that its managers believe offer attractive opportunities for growth. The Fund may invest up to 25% of its assets in foreign securities. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Discovery Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Discovery Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

WF Discovery Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index (which was $13.84 billion as of June 30, 2004 and is expected to change frequently), at the time of investment. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Dividend Income Fund	Seeks total return by investing for both income and capital growth.
The Fund invests at least 80% of its assets in large- and medium-capitalization, dividend-paying, common stocks. To select investments for the Fund, the managers focus on companies that are expected to grow over time as well as stocks that do not pay dividends currently, but offer prospects for capital growth and future dividend payments. The Fund may invest up to 30% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Dividend Income Fund seeks above-average dividend income and long-term capital appreciation, which is substantially similar to the objectives of the Strong Dividend Income Fund and the Strong Energy Fund, but differs from that of the Strong Dow 30 Value Fund, which seeks capital growth (without regard to income).
• The WF Dividend Income Fund, like the Strong Dividend Income Fund and the Strong Energy Fund, invests in equity securities of large- and medium-capitalization companies without focusing on a particular group of companies, whereas the Strong Dow 30 Value Fund invests in equity securities of the 30 blue-chip companies that make up the DJIA.
• The WF Dividend Income Fund, unlike the Strong Energy Fund, is not required to invest at least 80% of its assets in energy companies.

Strong Energy Fund	Seeks total return by investing for capital growth and income.
The Fund invests at least 80% of its assets in the equity securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may invest up to 25% of its assets in foreign securities.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Dow 30 Value Fund	Seeks capital growth.
The Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA). The Fund indexes half of its assets to the DJIA maintaining price-weighted positions in each of the 30 DJIA company’s securities. The Fund invests between 30% and 50% of its assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. In addition, the Fund invests up to 20% of its assets in cash and short-term investment-grade fixed-income securities. Generally, the Fund does not have a position in any company greater than 10% of its assets. Because the Fund retains flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Dividend Income Fund, unlike the Strong Dow 30 Value Fund, is not required to invest in each of the 30 blue-chip companies that make up the DJIA on a price-weighted basis or otherwise.
• The WF Dividend Income Fund actively manages all of its assets, whereas the Strong Dow 30 Value Fund actively manages half of its assets and indexes the other half to the DJIA.
• The WF Dividend Income Fund, like the Strong Dividend Income Fund and the Strong Energy Fund, focus on stocks that pay current dividends, whereas the Strong Dow 30 Value Fund invests in each of the 30 DJIA company’s securities without regard to their dividend histories or prospects.
• The WF Dividend Income Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Dividend Income Fund may invest up to 30% of its assets directly or indirectly in foreign securities, the Strong Energy Fund may invest up to 25% of its assets directly or indirectly in foreign securities and the Strong Dow 30 Value Fund does not invest in foreign securities.
• The WF Dividend Income Fund is a diversified fund, which means it is more limited in the amount it may invest in any one issuer, whereas the Strong Dow 30 Value Fund is non-diversified.

WF Dividend Income Fund (New)	Seeks above-average dividend income and long-term capital appreciation.	The Fund invests at least 80% of its assets in dividend-paying securities. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Enterprise Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities. The Fund invests in equity securities of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund may also invest up to 25% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Enterprise Fund invests at least 80% of its assets in securities of medium-capitalization companies, whereas the Strong Enterprise Fund invests at least 80% in equity securities, focusing on small- and medium- capitalization companies.
• The WF Enterprise Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Enterprise Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

WF Enterprise Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of medium-capitalization companies, which are defined as those with market capitalizations within the range of companies comprising the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004 and is expected to change frequently). The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Florida Municipal Money Market Fund	Seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax.
The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests at least 80% of its assets in high-quality, short-term debt securities whose income is exempt from federal and Florida personal income tax, if any. The Fund invests primarily in securities issued by any state and its municipalities, but may invest substantially in securities issued by Florida and its municipalities. It is expected that the Fund’s shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the AMT.

• Each Fund seeks federal tax-exempt current income, but the Strong Florida Municipal Money Market Fund also seeks to be exempt from the Florida intangible personal property tax.
• The shares of the WF National Tax-Free Money Market Fund are not expected to be exempt from the Florida intangible personal property tax, whereas the shares of the Strong Florida Municipal Money Market Fund are expected to be exempt from such tax.
• The WF National Tax-Free Money Market Fund may invest in municipal securities rated in the four highest categories by nationally-recognized statistical rating organizations (“NRSROs”) and unrated securities deemed to be of comparable quality, which includes medium credit quality securities, whereas the Strong Florida Municipal Money Market Fund and the Strong Tax-Free Money Fund invest primarily in high-quality, short-term debt securities. The Strong Florida Municipal Money Market Fund also may invest substantially in securities issued by Florida and its municipalities with income exempt from federal and Florida personal income tax.

Strong Tax-Free Money Fund	Seeks federal tax-exempt current income, a stable share price, and daily liquidity.
The Fund is managed to provide a stable share price of $1.00. The Fund invests at least 80% of its assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal AMT. Although the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the federal AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the federal AMT. The Fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the federal AMT.

Fund Names	Objectives	Principal Strategies	Key Differences
WF National Tax-Free Money Market Fund	Seeks current income exempt from federal income tax.
The Fund invests in investment-grade municipal securities. The Fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income tax, including the federal AMT. While the Fund reserves the right to invest up to 20% of its assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning January 1, 2005, under normal market conditions, the Fund intends to avoid investing in municipal obligations that pay interest subject to federal AMT. The Fund may invest in municipal securities rated in the four highest credit categories by NRSROs, and in unrated securities deemed by the Fund’s managers to be of comparable quality. The Fund may invest up to 35% of its assets in issuers located in a single state.

•  The Strong Florida Municipal Money Market Fund may invest any percentage of its assets in securities whose income may be subject to the federal AMT, but the Strong Tax-Free Money Fund and the WF National Tax-Free Money Market Fund invest primarily in securities whose interest is exempt from federal income tax, including the federal AMT.
• The WF National Tax-Free Money Market Fund may invest up to 35% of its assets in issuers located in a single state and the Strong Florida Municipal Money Market Fund may invest substantially in securities issued by Florida and its municipalities, whereas the Strong Tax-Free Money Fund does not have a similar policy regarding investments in issuers of a particular state.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Government Securities Fund	Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund invests at least 80% of its assets in higher-quality bonds (e.g., bonds rated A and higher by S&P) issued by the U.S. Government or its agencies. The Fund may also invest up to 20% of its assets in U.S. dollar-denominated foreign securities. The Fund’s average effective maturity will normally be between three and fifteen years.

• The principal difference between the WF Government Securities Fund and the Strong Government Securities Fund is that the WF Government Securities Fund is not permitted to invest in foreign securities, whereas the Strong Government Securities Fund may invest up to 20% of its assets in U.S. dollar-denominated foreign securities.
• The WF Government Securities Fund principally invests in bonds rated BBB and higher by S&P, whereas the Strong Government Securities Fund principally invests in bonds rated A and higher by S&P.

WF Government Securities Fund (New)	Seeks current income.
The Fund invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. The Fund invests principally in investment-grade (e.g., rated BBB and higher by S&P) U.S. Government obligations. The Fund’s average effective maturity will normally be between three and fifteen years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Growth Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund focuses on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Growth Fund invests at least 80% of its assets in equity securities, whereas each of the Strong Funds invests at least 65% of its assets in equity securities.
• The WF Growth Fund will tend to have substantially more holdings than the Strong Growth 20 Fund, which focuses on stocks of 20 to 30 companies.
• The WF Growth Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas each of the Strong Growth Fund and the Strong Growth 20 Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

Strong Growth 20 Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund focuses on equity securities of 20 to 30 companies that its manager believes have favorable prospects for above average and sustainable growth earnings and revenue. The portfolio can include equity securities of any size. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its assets in foreign securities. Because the Fund retains the flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified.

WF Growth Fund (New)	Seeks long-term capital appreciation.	The Fund invests at least 80% of its assets in equity securities. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Growth and Income Fund	Seeks high total return by investing for capital growth and income.
The Fund invests at least 65% of its assets in equity securities. The Fund focuses primarily on equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The Fund may invest up to 25% of its assets in foreign securities.

• The WF Growth and Income Fund, like the Strong Large Cap Core Fund, invests at least 80% of its assets in large-capitalization companies, whereas the Strong Growth and Income Fund invests 65% of its assets in equity securities without regard to capitalization. In addition, the WF Growth and Income Fund does not focus on dividend-paying U.S. companies.
• The WF Growth and Income Fund seeks total return, comprised of capital appreciation and current income, which is substantially similar to the objective of the Strong Growth and Income Fund, but differs from that of the Strong Large Cap Core Fund, which seeks capital growth (without regard to income).
• The WF Growth and Income Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas each of the Strong Growth and Income Fund and the Strong Large Cap Core Fund may invest up to 25% of its assets directly or indirectly in foreign securities.
• The WF Growth and Income Fund will tend to have fewer holdings (30-40) than the Strong Growth and Income Fund (which currently holds approximately 110 holdings).

Strong Large Cap Core Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The portfolio generally holds 50 or fewer stocks. The Fund may invest up to 25% of its assets in foreign securities.

WF Growth and Income Fund (New)	Seeks total return, comprised of long-term capital appreciation and current income.
The Fund invests at least 80% of its assets in securities of large-capitalization companies, which is defined as companies with market capitalizations of $3 billion or more. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Heritage Money Fund	Seeks current income, a stable share price, and daily liquidity.
The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests in a portfolio of high-quality, short-term debt securities issued by government-sponsored entities, corporations, and banks and other financial institutions.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Heritage Money Market Fund will place less emphasis than the Strong Heritage Money Market Fund on investments in securities of government-sponsored entities and corporations, and the WF Heritage Money Market Fund may invest without limit in securities of foreign issuers.

WF Heritage Money Market Fund (New)	Seeks current income, while preserving capital and liquidity.	The principal strategies of the Fund are substantially similar to those of the Strong Heritage Money Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong High-Yield Bond Fund	Seeks total return by investing for a high level of current income and capital growth.
The Fund invests at least 80% of its assets in lower-quality, high-yield bonds of corporate issuers (e.g., bonds rated from BB to C by S&P). The Fund may invest up to 20% of its assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 30% of its assets in foreign securities. The Fund may invest up to 10% of its assets in securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three years and ten years.

• The WF High Income Fund seeks total return with a high level of current income, whereas the Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth.
• The WF High Income Fund may invest up to 30% of its assets in dollar-denominated debt securities of foreign issuers, whereas the Strong High-Yield Bond Fund may invest up to 30% of its assets directly or indirectly in foreign securities.

WF High Income Fund (New)	Seeks total return with a high level of current income.
The Fund invests at least 80% of its assets in corporate debt securities that are below investment grade (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 30% of its assets in dollar-denominated debt securities of foreign issuers and up to 10% of its assets in debt securities that are in default at the time of purchase. The Fund’s average effective maturity will normally be between three and ten years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Index 500 Fund
Seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalization companies.

The Fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (“Master Portfolio”), a series of Master Investment Portfolio that has a substantially similar investment objective. The Master Portfolio and the Fund pursue their objectives by investing in all of the securities that make up the S&P 500 Index in proportions that match the weighting of the S&P 500 Index. The Master Portfolio invests at least 90% of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The Master Portfolio seeks to come within 95% of S&P 500 Index’s return, before fees and expenses, in falling as well as rising markets. It does not seek to “beat” the market it tracks.

• The WF Index Fund may invest a smaller percentage of its assets in securities that replicate the holdings of the S&P 500 Index (at least 80%) as compared with the Strong Index 500 Fund (at least 90%). However, both seek to achieve at least a 95% correlation, before fees and expenses, between their returns and that of the S&P 500 Index and both typically invest substantially all of their assets in a way that replicates the holdings of the S&P 500 Index.

WF Index Fund	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses.
The Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. The Fund invests at least 80% of its assets in a diversified portfolio of equity securities designed to replicate the holdings and the weightings of the stocks listed in the S&P 500 Index, and attempts to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund’s investment results, before fees and expenses. This correlation is sought regardless of market conditions.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Intermediate Municipal Bond Fund	Seeks total return by investing for a high level of federally tax-exempt current income.
The Fund invests at least 80% of its assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. The Fund may invest up to 15% of its assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between three and ten years.

• The WF Intermediate Tax-Free Fund invests at least 80% of its assets in municipal securities exempt from the federal AMT, whereas the Strong Intermediate Municipal Bond Fund is not subject to any percentage restriction on its investments in securities that are subject to the federal AMT.

WF Intermediate Tax-Free Fund (New)	Seeks current income exempt from federal income tax.
The Fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and federal AMT. The Fund may invest up to 15% of its assets in below investment-grade securities (e.g., debt securities rated from BB to C by S&P). The Fund typically maintains an average effective maturity between three and ten years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Large Cap Growth Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of large-capitalization companies that its managers believe offer the potential for capital growth. The Fund defines large capitalization companies as those with market capitalizations substantially similar to those of companies in the S&P 500 Index at the time of investment. The Fund may invest at least 25% of its assets in foreign securities. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

• The Funds define their capitalization ranges differently. The WF Large Cap Growth Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more, whereas the Strong Large Cap Growth Fund defines large-capitalization companies as those with market capitalizations substantially similar to those of companies in the S&P 500 Index at the time of investment, which may, at times, set a minimum that is higher or lower than $3 billion.
• The WF Large Cap Growth Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Large Cap Growth Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

WF Large Cap Growth Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Large Company Growth Fund	Seeks total return by investing for capital growth and income.
The Fund invests at least 80% of its assets in securities of large-capitalization companies that its managers believe offer the potential for above-average earnings growth, which may include income-producing equity securities. Large-capitalization companies are defined as those with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its assets in foreign securities.

• The WF Capital Growth Fund seeks long-term capital appreciation, whereas the Strong Large Company Growth Fund seeks total return by investing for capital growth and income and the Strong Endeavor Fund seeks capital growth.
• The WF Capital Growth Fund and Strong Large Company Growth Fund define their capitalization ranges differently. The WF Capital Growth Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more, whereas the Strong Large Company Growth Fund defines large-capitalization companies as those with a market capitalization substantially similar to that of companies in the S&P 500 Index, which may, at times set a minimum that is higher or lower than $3 billion.
• The WF Capital Growth Fund invests principally (at least 80%) in large-capitalization securities, whereas the Strong Endeavor Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies.
• The WF Capital Growth Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas each of the Strong Large Company Growth Fund and Strong Endeavor Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

Strong Endeavor Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund focuses on equity securities of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its assets in foreign securities.

WF Capital Growth Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Life Stage Series — Aggressive Portfolio	Seeks capital growth.
The Fund invests substantially all of its assets in a group of the Strong Family of Funds (Underlying Funds). The Underlying Funds have different allocations of stocks, bonds, and cash reflecting varying degrees of potential investment risk and reward. The Fund expects to allocate 80% of its assets to stocks and 20% of its assets to bonds.

• The WF Life Stage — Aggressive Portfolio seeks capital appreciation with a secondary emphasis on current income, whereas the Strong Life Stage Series — Aggressive Portfolio seeks capital growth.
• The WF Life Stage — Aggressive Portfolio invests its assets in other WF Funds and other portfolios managed by Funds Management.

WF Life Stage — Aggressive Portfolio (New)	Seeks capital appreciation with a secondary emphasis on current income.	The Fund invests in affiliated funds. It invests 80% of its assets in stock funds and 20% of its assets in bond funds.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Life Stage Series — Conservative Portfolio	Seeks total return by investing primarily for income and secondarily for capital growth.
The Fund invests substantially all of its assets in a group of the Strong Family of Funds (Underlying Funds). The Underlying Funds have different allocations of stocks, bonds, and cash reflecting varying degrees of potential investment risk and reward. The Fund expects to allocate 40% of its assets to stocks and 60% of its assets to bonds.

• The WF Life Stage — Conservative Portfolio seeks a combination of current income and capital appreciation, whereas the Strong Life Stage Series — Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth.
• The WF Life Stage — Conservative Portfolio invests its assets in other WF Funds and other portfolios managed by Funds Management.

WF Life Stage — Conservative Portfolio (New)	Seeks a combination of current income and capital appreciation.	The Fund invests in affiliated funds. It invests 40% of its assets in stock funds and 60% of its assets in bond funds.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Life Stage Series — Moderate Portfolio	Seeks total return by investing primarily for capital growth and secondarily for income.
The Fund invests substantially all of its assets in a group of the Strong Family of Funds (Underlying Funds). The Underlying Funds have different allocations of stocks, bonds, and cash reflecting varying degrees of potential investment risk and reward. The Fund expects to allocate 60% of its assets to stocks and 40% of its assets to bonds.

• The Funds have slightly different investment objectives. The WF Life Stage — Moderate Portfolio seeks a combination of capital appreciation and current income, whereas the Strong Life Stage Series — Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income.
• The WF Life Stage — Moderate Portfolio invests its assets in other WF Funds and other portfolios managed by Funds Management.

WF Life Stage — Moderate Portfolio (New)	Seeks a combination of capital appreciation and current income.	The Fund invests in affiliated funds. It invests 60% of its assets in stock funds and its 40% of its assets in bond funds.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Mid Cap Disciplined Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of medium-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index at the time of investment. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments.

WF Mid Cap Disciplined Fund (New)	Seeks long-term capital appreciation.	The principal strategies of the Fund are substantially similar to those of the Strong Mid Cap Disciplined Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Minnesota Tax-Free Fund	Seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.
The Fund invests at least 95% of its assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its assets in municipal obligations whose interest is exempt from the federal AMT. The Fund invests at least 65% of its assets in higher- and medium-quality securities. The Fund may invest up to 25% of its assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may invest up to 25% of its assets in industrial development bonds (“IDBs”), which may be in related industries or with related issuers, and up to 25% of its assets in municipal leases. The Fund typically maintains an average effective maturity between five and twenty years.

• The WF Minnesota Tax-Free Fund has slightly more flexibility to vary its average portfolio maturity than does the Strong Minnesota Tax-Free Fund and normally maintains a longer weighted maturity.
• Although the WF Minnesota Tax-Free Fund is required to invest at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax and the Strong Minnesota Tax-Free Fund is required to invest at least 95% in such securities, the WF Minnesota Tax-Free Fund is currently managed so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.
• The WF Minnesota Tax-Free Fund generally invests 5% or less in IDBs, whereas the Strong Minnesota Tax-Free Fund may invest up to 25% of its assets in IDBs, and up to 25% of its assets in municipal leases.

WF Minnesota Tax-Free Fund	Seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.
The Fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income tax and Minnesota individual income tax. The Fund is currently managed so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. The Fund may invest up to 25% of its assets in below investment-grade municipal securities (e.g., debt securities rated from BB to C by S&P). There are no restrictions on the Fund’s average portfolio maturity. However, the Fund’s dollar-weighted average maturity normally will be greater than 10 years, and could reach or exceed 20 years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Money Market Fund	Seeks current income, a stable share price, and daily liquidity.
The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests in a portfolio of high-quality, short-term debt securities issued by governments and their agencies, corporations, and banks and other financial institutions.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Money Market Fund may invest without limit in obligations of foreign issuers.

WF Money Market Fund	Seeks current income, while preserving capital and liquidity.	The Fund invests 100% of its assets in high-quality, short-term money market instruments. The Fund may invest without limitation in high-quality, short-term obligations of foreign issuers.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Municipal Money Market Fund	Seeks federal tax-exempt current income, a stable share price, and daily liquidity.
The Fund is managed to provide attractive yields and a stable share price of $1.00. The Fund invests at least 80% of its assets in municipal securities. The Fund invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal AMT.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Municipal Money Market Fund may invest up to 35% of its total assets in securities of issuers in any one state and the Strong Municipal Money Market Fund has no stated limit.

WF Municipal Money Market Fund (New)	Seeks current income exempt from federal income tax, while preserving capital and liquidity.
The Fund invests 100% of total assets in high-quality, short-term money market instruments. The Fund also invests at least 80% of its assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT. These include municipal securities that are issued by or on behalf of states, territories and possessions of the U.S. or other political subdivisions and financing authorities.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Opportunity Fund	Seeks capital growth.
The Fund invests at least 70% of its assets in equity securities. The Fund invests primarily in equity securities of medium-capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects. The Fund may invest up to 25% of its assets in foreign securities.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Opportunity Fund invests at least 80% of its assets in equity securities, whereas the Strong Opportunity Fund invests at least 70% of its assets in equity securities.

WF Opportunity Fund (New)	Seeks long-term capital appreciation.	The Fund invests at least 80% of its assets in equity securities. The Fund may invest up to 25% of its assets in foreign securities.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Overseas Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of companies incorporated in ten or more foreign countries, which may include stocks from emerging markets. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Overseas Fund is not required to invest in companies from at least ten foreign countries.
• The WF Overseas Fund is allowed to apply more flexible criteria than the Strong Overseas Fund in determining whether a security is a non-U.S. security.

WF Overseas Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in non-U.S. securities. The Fund focuses on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprise. The Fund may invest in emerging markets.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Short-Term Bond Fund	Seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.
The Fund invests at least 80% of its assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. Government (and its agencies) bonds. The Fund invests at least 75% of its assets in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund may also invest up to 25% of its assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P). The Fund may also invest up to 30% of its assets in foreign securities. The Fund’s average effective maturity will normally be three years or less.

• The principal strategies and investment approach of the WF Short-Term Bond Fund are substantially similar to those of the Strong Short-Term Bond Fund.
• The WF Short-Term Bond Fund may invest a portion of its assets in lower quality securities (up to 25%) as compared with the Strong Short-Term Income Fund (0% in lower-quality securities).
• The WF Short-Term Bond Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers, whereas each of the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund may invest up to 30% of its assets in foreign securities.

Strong Short-Term Income Fund	Seeks total return by investing for a high level of current income.
The Fund invests 100% of its assets in investment-grade securities (including investment-grade corporate, mortgage- and asset-backed, and U.S. Government and its agencies’ bonds), and other investment-grade obligations. Investment-grade securities are securities rated in the higher quality categories to those rated in the medium-quality category (e.g., securities rated AAA to BBB by S&P). The Fund may also invest up to 30% of its assets in foreign securities. The Fund’s average effective maturity will normally be three years or less.

WF Short-Term Bond Fund (New)	Seeks current income consistent with capital preservation.
The Fund invests at least 80% of its assets in debt securities. The Fund invests up to 25% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Short-Term High Yield Bond Fund	Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
The Fund invests at least 80% of its assets in short- and intermediate-term, lower-quality, high-yield bonds (e.g., bonds rated BB through C by S&P) of corporate issuers. The Fund invests primarily in debt obligations rated BB through B by S&P. The Fund may also invest up to 30% of its assets in foreign securities. The Fund’s average effective maturity will normally be three years or less.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Short-Term High Yield Bond Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers, whereas the Strong Short-Term High Yield Bond Fund may invest up to 30% of its assets in foreign securities.

WF Short-Term High Yield Bond Fund (New)	Seeks total return with a high level of current income.
The Fund invests at least 80% of its assets in below investment-grade corporate debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity will normally be three years or less.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Short-Term Municipal Bond Fund	Seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.
The Fund invests at least 80% of its assets in municipal bonds. It invests primarily in short- and intermediate-term municipal bonds, and invests at least 85% of its assets in higher- and medium-quality securities. The Fund may invest up to 15% of its assets in securities that are of lower quality. The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity of three years or less.

• The principal strategies and investment approach of the WF Short-Term Municipal Bond Fund are substantially similar to those of the Strong Short-Term Municipal Bond Fund.
• The WF Short-Term Municipal Bond Fund may invest a much smaller percentage of its assets in lower quality securities (up to 15%) than the Strong Short-Term High Yield Municipal Fund (at least 65% in medium- and lower- quality securities).

Strong Short-Term High Yield Municipal Fund	Seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
The Fund invests at least 80% of its assets in municipal bonds, and invests primarily in short-term and intermediate-term municipal bonds. The Fund invests at least 65% of its assets in medium- and lower-quality securities (e.g., securities rated BBB through C by S&P). The Fund may also invest up to 20% of its assets in taxable securities of comparable credit quality to its investments in municipal obligations including U.S. Government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity of three years or less.

WF Short-Term Municipal Bond Fund (New)	Seeks current income exempt from federal income tax consistent with capital preservation.
The Fund invests at least 80% of its assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT. The Fund seeks current income with a low degree of share-price fluctuation. The Fund invests up to 15% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund typically maintains an average effective maturity of three years or less.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Small/Mid Cap Value Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of small- and medium-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. The Fund defines “small-capitalization companies” and “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2000® Index and Russell Midcap® Growth Index, respectively, at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 30% of its assets in foreign securities.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Small/Mid Cap Value Fund defines small- and medium-capitalization companies by reference to the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004 and is expected to change frequently), whereas the Strong Small/Mid Cap Value Fund defines them by reference to the Russell 2000® Index (which was $175.8 million to $1.6 billion as of June 30, 2004 and is expected to change frequently) and Russell Midcap® Growth Index, respectively.

WF Small/Mid Cap Value Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of small- and medium-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index at the time of purchase. The Fund may invest up to 30% of its assets in foreign securities.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Small Company Value Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500 TM Index at the time of investment. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments.

WF Small Cap Disciplined Fund (New)	Seeks long-term capital appreciation.	The principal strategies of the Fund are substantially similar to those of the Strong Small Company Value Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Ultra Short-Term Income Fund	Seeks current income with a very low degree of share-price fluctuation.
The Fund invests at least 75% of its assets in higher- and medium-quality securities. The Fund invests primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund may invest up to 30% of its assets in foreign securities. The Fund’s average effective maturity is usually one year or less.

• The WF Ultra Short-Term Income Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers, whereas the Strong Ultra Short-Term Income Fund may invest up to 30% of its assets in foreign securities.

WF Ultra Short-Term Income Fund (New)	Seeks current income consistent with capital preservation.
The Fund invests at least 80% of its assets in income-producing debt securities, and up to 25% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers. The Fund’s average effective maturity is usually one year or less.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Ultra Short-Term Municipal Income Fund	Seeks federal tax-exempt current income with a very low degree of share-price fluctuation.
The Fund invests at least 80% of its assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its assets in higher- and medium-quality securities. The Fund’s average effective maturity is usually one year or less.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments.

WF Ultra Short-Term Municipal Income Fund (New)	Seeks current income exempt from federal income tax consistent with capital preservation.	The principal strategies of the Fund are substantially similar to those of the Strong Ultra Short-Term Municipal Income Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Wisconsin Tax-Free Fund	Seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
The Fund invests at least 80% of its assets in municipal obligations whose interest is exempt from federal and Wisconsin personal income taxes, including the federal AMT. It invests at least 65% of its assets in higher- and medium-quality securities. The Fund may also invest up to 25% of its assets in securities that are of lower quality (e.g., high yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. Also, the Fund may invest up to 25% of its assets in industrial development bonds, which may be in related industries or with related issuers, and up to 25% of its assets in municipal leases. The Fund typically maintains an average effective maturity between five and twenty years.

• There are no material differences between the two Funds because they have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments.

WF Wisconsin Tax-Free Fund (New)	Seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.	The principal strategies of the Fund are substantially similar to those of the Strong Wisconsin Tax-Free Fund.

Common and Specific Risk Considerations

Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds are, for the most part, subject to similar investment risks. The following discussion describes the principal risks that may affect the Funds’ portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and Exhibit C for the Acquiring Funds. Each Fund, except the Strong Index 500 Fund, Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio, Strong Life Stage Series — Moderate Portfolio, and WF Index Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund’s managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

Active Trading. Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

Debt Securities. Funds that invest in debt securities, such as notes and bonds, may be subject to credit risk, interest rate risk and maturity risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio, including U.S. Government or municipal obligations. Maturity risk is the risk that debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

Derivatives. When derivatives are used by a Fund to hedge its exposure on a different security or asset, there may be the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund may be also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, by the Fund (margin risk). When the Fund writes put and call options, the Fund may be also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset which the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund may be exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the “over-the-counter” market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund’s return.

Equity Securities. Funds that invest in equity securities may be subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Funds that invest in small- and medium-capitalization companies (“smaller companies”), in foreign investments (including investments made through ADRs and similar investments), and in emerging markets may be subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies (“larger companies”), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and be less liquid than larger companies’ stocks; and smaller companies generally have higher failure rates than larger companies.

Foreign Securities. A Fund’s investments in foreign and emerging market securities also may be subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding (potentially confiscatory) or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

High-Yield Securities. High-yield securities are debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such securities may have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities. Funds that invest in mortgage- and asset-backed securities may be subject to additional risks besides interest rate risk and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

Municipal Securities. Funds that invest in municipal securities are subject to the risk that economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. In addition, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund’s managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities. To the extent the Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy production), it is subject to the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

Sector. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Fund’s SAIs.

Stripped Securities. Certain of the Funds may purchase Treasury receipts, securities of government-sponsored enterprises and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities these Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. These Funds may purchase participations in trusts that hold U.S. Treasury securities or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Strong Asia Pacific Fund/WF Asia Pacific Fund

Because the WF Asia Pacific Fund will follow substantially similar investment policies and restrictions as the Strong Asia Pacific Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Asia Pacific Fund’s more flexible definition of Asia Pacific Basin securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above. In addition, because both Funds’ investments are focused in a single region, their shares are likely to fluctuate more than funds that invest in a broader range of countries.

Strong Balanced Fund/WF Balanced Fund

Both Funds are primarily subject to the risks associated with active trading and investments in both equity securities and debt securities, as described above. Because the Strong Balanced Fund has the right to invest up to 35% of its assets in below investment-grade debt securities, it may be subject to greater high-yield securities risk than the WF Balanced Fund, which may invest only up to 10% of its assets in such securities. In addition, both Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Balanced Fund may only invest in such securities through ADRs and similar investments, thus the WF Balanced Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Corporate Bond Fund/WF Corporate Bond Fund

Because the WF Corporate Bond Fund will follow substantially similar investment policies and restrictions as the Strong Corporate Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, high-yield securities, mortgage- and asset-backed securities, and stripped securities as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Corporate Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Corporate Bond Fund (up to 30%), the WF Corporate Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Discovery Fund/WF Discovery Fund

Both Funds are primarily subject to the risks associated with active trading and investments in equity securities and foreign securities, as described above. The Funds are also subject to the risks associated with investing in smaller companies. In addition, the Funds are subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Discovery Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Dividend Income Fund/Strong Energy Fund/Strong Dow 30 Value Fund/WF Dividend Income Fund

All four of these Funds are primarily subject to the risks associated with equity securities, as described above. Also, because the Strong Energy Fund concentrates its investments in the energy sector and related sectors and the Strong Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA), both Funds may be subject to greater risk than more diversified funds, such as the WF Dividend Income Fund, because of the impact (positive or negative) that developments affecting the energy sector or blue-chip companies, respectively, could have on their respective portfolios.

The Strong Dividend Income Fund, Strong Energy Fund, and WF Dividend Income Fund are also subject to the risk of investments in smaller companies. The Strong Dow 30 Value Fund is also subject to the risks associated with active trading. In addition, the WF Dividend Income Fund, Strong Dividend Income Fund and Strong Energy Fund may be subject to the risks associated with investments in foreign securities. While the WF Dividend Income Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Dividend Income Fund (up to 30%) and the Strong Energy Fund (up to 25%), the WF Dividend Income Fund may only invest in foreign securities through ADRs and similar investments, decreasing its exposure to the additional risks associated with direct investments in foreign securities.

Strong Enterprise Fund/WF Enterprise Fund

Both Funds may be subject to equity securities and active trading risks, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. Because the Strong Enterprise Fund has more flexibility to invest in smaller companies it may have a higher risk profile. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Enterprise Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Florida Municipal Money Market Fund/Strong Tax-Free Money Fund/WF National Tax-Free Money Market Fund

All three of these Funds are primarily subject to the risks associated with investments in debt securities and municipal securities, as described above. All of the Funds seek to preserve the value of shareholders’ investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that any of the Funds will be able to do so. Because all of the Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. The Funds may be also subject to the risks associated with investments in U.S. Government obligations.

Because the Strong Florida Municipal Money Market Fund invests substantially all of its assets in obligations of Florida issuers, it may be particularly susceptible to risks associated with the economic conditions in the State of Florida that could affect Florida municipal securities. For example, the Florida economy is based on agriculture, construction, and tourism industries, and adverse conditions affecting those industries could have a disproportionate impact on Florida municipal securities. The WF National Tax-Free Money Market Fund and Strong Tax-Free Money Fund are diversified among many states and thus may be less vulnerable to economic conditions in any one state.

Strong Government Securities Fund/WF Government Securities Fund

Because the WF Government Securities Fund will follow substantially similar investment policies and restrictions as the Strong Government Securities Fund, there are no material differences in the risks associated with investing in the Funds, except as noted here. While both Funds are primarily subject to the risks associated with active trading and investments in debt securities, mortgage- and asset-backed securities, stripped securities, and U.S. Government obligations, as described above, the Strong Government Securities Fund is also subject to some foreign securities risk. The WF Government Securities Fund is not permitted to invest in foreign securities, whereas the Strong Government Securities Fund may invest up to 20% of its assets in dollar-denominated foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Growth Fund/Strong Growth 20 Fund/WF Growth Fund

All three of these Funds are primarily subject to the risks associated with investments in equity securities and active trading, as described above. The WF Growth Fund will tend to have substantially more holdings than the Strong Growth 20 Fund (20 to 30), thus decreasing the risk associated with focusing on a smaller number of holdings.

In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Growth and Income Fund/Strong Large Cap Core Fund/WF Growth and Income Fund

All three of these Funds are primarily subject to the risks associated with investments in equity securities, as described above. The Strong Growth and Income Fund and the Strong Large Cap Core Fund also are subject to the risk of active trading. The Strong Large Cap Core Fund is also subject to the risks of investments in smaller companies. The WF Growth and Income Fund will tend to have fewer holdings (30 to 40) than the Strong Growth and Income Fund (which currently holds approximately 110 holdings), thus increasing the risk associated with focusing on a smaller number of holdings.

In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Growth and Income Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Heritage Money Fund/WF Heritage Money Market Fund

Both Funds seek to preserve the value of shareholders’ investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds may be subject to the risks associated with debt securities, municipal securities, and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each may be subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Heritage Money Market Fund may invest without limitation in high-quality, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

Strong High-Yield Bond Fund/WF High Income Fund

Because the WF High Income Fund will follow substantially similar investment policies and restrictions as the Strong High-Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, U.S. government obligations, stripped securities, and high yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 30% of its assets in foreign securities, the WF High Income Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Index 500 Fund/WF Index Fund

Because the WF Index Fund will follow substantially similar investment policies, strategies and restrictions as the Strong Index 500 Fund, there are no material differences in the risks associated with investing in the Funds. The Funds are primarily subject to the risks associated with investment in equity securities. Further, because both Funds seek to replicate the S&P 500 Index by investing substantially all of their assets in separate master portfolios that invest in all of the securities that make up the S&P 500 Index in proportions that match the weighting of the S&P 500 Index, the Funds will be subject to the risk that the S&P 500 Index performs unfavorably or underperforms the market as a whole. As a result, it is possible that the Funds could have poor investment results even if they are closely tracking the S&P 500 Index because, under normal circumstances, the master portfolio’s securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Intermediate Municipal Bond Fund/WF Intermediate Tax-Free Fund

Both Funds invest in similar securities and have similar risks, except that the WF Intermediate Tax-Free Fund invests at least 80% of its assets in municipal securities exempt from the federal AMT, whereas the Strong Intermediate Municipal Bond Fund is not subject to a percentage limit on its investments in securities that are subject to the federal AMT. Each Fund is primarily subject to the risks associated with active trading and investments in debt securities and high yield securities, as described above.

Strong Large Cap Growth Fund/WF Large Cap Growth Fund

Both Funds are primarily subject to the risks associated with investments in equity securities, sector investments, and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Large Cap Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Large Company Growth Fund/Strong Endeavor Fund/WF Capital Growth Fund

All three of these Funds are primarily subject to the risks associated with investments in equity securities, sector investments, as well as active trading risk, as described above. All of the Funds invest primarily in the securities of larger companies, and the Strong Endeavor Fund also invests in smaller companies. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Capital Growth Fund may only invest in such securities through ADRs and similar investments, thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Life Stage Series — Aggressive Portfolio/WF Life Stage — Aggressive Portfolio

There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series — Aggressive Portfolio and the WF Life Stage — Aggressive Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

Strong Life Stage Series — Moderate Portfolio/WF Life Stage — Moderate Portfolio

There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series — Moderate Portfolio and the WF Life Stage — Moderate Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

Strong Life Stage Series — Conservative Portfolio/WF Life Stage — Conservative Portfolio

There are no material differences in the risks associated with investing in these Funds. Because the Strong Life Stage Series — Conservative Portfolio and the WF Life Stage — Conservative Portfolio invest in both stock funds and bond funds, they are primarily subject to the risks associated with investments in both equity securities and debt securities, as described above. The Portfolios will also be indirectly subject to the specific risks of the underlying funds in which they invest.

Strong Mid Cap Disciplined Fund/WF Mid Cap Disciplined Fund

Because the WF Mid Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Mid Cap Disciplined Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading, sector investments, and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 25%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Minnesota Tax-Free Fund/WF Minnesota Tax-Free Fund

Both Funds invest in similar securities and have similar risks. The Funds are primarily subject to the risks associated with active trading and investments in debt securities and municipal securities, as described above. In addition, because both Funds invest principally in obligations of Minnesota issuers, both Funds may be subject to risks associated with the economic conditions in the State of Minnesota, which could affect Minnesota municipal securities. For example, the Minnesota economy relies significantly on its agriculture and forestry, and adverse conditions affecting these sectors could have a disproportionate effect on Minnesota municipal securities. The WF Minnesota Tax-Free Fund’s normal maturity range is longer than that of the Strong Minnesota Tax-Free Fund. In general, a Fund with a longer maturity at any point in time is exposed to greater interest rate risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Money Market Fund/WF Money Market Fund

Both Funds are primarily subject to the risks associated with investing in debt securities, municipal securities and U.S. Government obligations, as described above. Both Funds seek to preserve the value of shareholders’ investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are subject to the risks associated with debt securities and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities. In addition, the WF Money Market Fund may invest without limitation in high-quality, dollar-denominated, short-term obligations of foreign issuers. Foreign obligations may be subject to additional risks, as described above.

Strong Municipal Money Market Fund/WF Municipal Money Market Fund

Because the WF Municipal Money Market Fund will follow substantially similar investment policies and restrictions as the Strong Municipal Money Market Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds seek to preserve the value of shareholders’ investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds are primarily subject to the risks associated with investments in debt securities, municipal securities, and U.S. Government obligations, as described above. Because both Funds maintain portfolios with short maturities, each is subject to less interest rate risk than funds with portfolios comprised of securities with longer maturities.

Strong Opportunity Fund/WF Opportunity Fund

Because the WF Opportunity Fund will follow substantially similar investment policies and restrictions as the Strong Opportunity Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same limitation on the amount they may invest in foreign securities (up to 25%).

Strong Overseas Fund/WF Overseas Fund

Because the WF Overseas Fund will follow substantially similar investment policies and restrictions as the Strong Overseas Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF Overseas Fund’s more flexible definition of overseas securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above.

Strong Short-Term Bond Fund/Strong Short-Term Income Fund/WF Short-Term Bond Fund

Because the WF Short-Term Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term Bond Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Bond Fund may invest up to 25% of total assets in below-investment grade securities it is subject to greater high-yield securities risk than the Strong Short-Term Income Fund, which is required to invest 100% of its assets in investment grade securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in debt securities, stripped securities, dollar-denominated foreign securities, and mortgage- and asset-backed securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Short-Term High Yield Bond Fund/WF Short-Term High Yield Bond Fund

Because the WF Short-Term High Yield Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in debt securities, stripped securities, and high-yield securities, as well as active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Short-Term High Yield Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Short-Term High Yield Bond Fund (up to 30%), the WF Short-Term High Yield Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing any exposure to foreign currency risk.

Strong Short-Term Municipal Bond Fund/Strong Short-Term High Yield Municipal Fund/WF Short-Term Municipal Bond Fund

Because the WF Short-Term Municipal Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short-Term High Yield Municipal Fund, there are no material differences in the risks associated with investing in these Funds. Because the WF Short-Term Municipal Bond Fund and Strong Short-Term Municipal Bond Fund may only invest up to 15% of total assets in below investment grade securities, they are subject to much less high-yield securities risk than the Strong Short-Term High Yield Municipal Fund, which normally invests at least 65% of its assets in medium and lower quality securities. All three of these Funds are primarily subject to the risks associated with active trading and investments in U.S. government obligations, municipal securities and debt securities as described above. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Small/Mid Cap Value Fund/WF Small/Mid Cap Value Fund

Because the WF Small/Mid Cap Value Fund will follow substantially similar investment policies and restrictions as the Strong Small/Mid Cap Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 30%). The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Small Company Value Fund/WF Small Cap Disciplined Fund

Because the WF Small Cap Disciplined Fund will follow substantially similar investment policies and restrictions as the Strong Small Company Value Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in equity securities, as described above. In addition, both Funds may be subject to the risks associated with investing in smaller companies. The Funds may be also subject to the risks associated with investments in foreign securities. Both Funds are subject to the same express limitation on the amount they may invest in foreign securities (up to 25%).

Strong Ultra Short-Term Income Fund/WF Ultra Short-Term Income Fund

Both Funds are subject to the same principal risks. Specifically, both Funds are primarily subject to the risks associated with investments in debt securities, U.S. government obligations, mortgage- and asset-backed securities, stripped securities, and high-yield securities, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Ultra Short-Term Income Fund may invest in a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Ultra Short-Term Income Fund (up to 30%), the WF Ultra Short-Term Income Fund may only invest in dollar-denominated debt securities of foreign issuers and thus, the Fund is not exposed to foreign currency risk. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Ultra Short-Term Municipal Income Fund/WF Ultra Short-Term Municipal Income Fund

Because the WF Ultra Short-Term Municipal Income Fund will follow substantially similar investment policies and restrictions as the Strong Ultra Short-Term Municipal Income Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with active trading and investments in debt securities, as described above. The Funds may be also subject to the risks associated with investments in U.S. Government obligations, municipal securities and high yield securities. The Funds also may be subject to risks associated with the use of derivatives, as described above.

Strong Wisconsin Tax-Free Fund/WF Wisconsin Tax-Free Fund

Because the WF Wisconsin Tax-Free Fund will follow substantially similar investment policies and restrictions as the Strong Wisconsin Tax-Free Fund, there are no material differences in the risks associated with investing in the Funds. Specifically, both Funds are primarily subject to the risks associated with active trading and investments in debt securities, high-yield securities, municipal bonds and U.S. Government obligations, as described above. Specifically, both Funds invest principally in obligations of Wisconsin issuers, and so may be subject to risks associated with the economic conditions in the State of Wisconsin, which could affect Wisconsin municipal securities. For example, the Wisconsin economy relies significantly on its dairy, motor vehicle, and paper product industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin’s municipal securities. The Funds also may be subject to risks associated with the use of derivatives, as described above. The Funds are also subject to risks associated with active trading and investments in U.S. Government obligations and municipal securities.

Comparison of Account Features and Services

The following compares the distribution arrangements, pricing policies, class structure, purchase, redemption and exchange policies, redemption fees, and distribution policies of the Strong Funds and Wells Fargo Funds.

Distribution Arrangements.  As the principal underwriter for the Strong Funds, Strong Investments, Inc. (“SII”) uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. (“Stephens”) currently acts, and Wells Fargo Funds Distributor, LLC (“Funds Distributor”) has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds. Each of Stephens and Funds Distributor (collectively, “Wells Distributor”) shall use its best efforts to distribute shares of the Funds on a continuous basis. Both Strong Funds and Wells Fargo Funds shares may be sold through broker-dealers and others who have entered into sales agreements with their principal underwriter. Investor Class, Advisor Class, Institutional Class, Class C, and Class K shares of the Strong Funds and Investor Class, Advisor Class, Institutional Class, Select Class, and Class C shares of the Wells Fargo Funds are offered for sale at the next determined net asset value (“NAV”) per share. Class C shares are subject to a contingent deferred sales charge (“CDSC”), based on a percentage of the original purchase price. A portion of the sales charges payable may be reallocated to retail dealers involved in the transaction. SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

The Strong Corporate Bond, Strong Growth 20, Strong Growth and Income, Strong Heritage Money, Strong High-Yield Bond, Strong Opportunity, Strong Short-Term Bond, Strong Short-Term High Yield Bond, Strong Ultra Short-Term Income, and Strong Ultra Short-Term Municipal Income Funds, on behalf of each Fund’s Advisor Class shares; the Strong Growth and Strong Government Securities Funds, on behalf of each Fund’s Advisor Class and Class C shares; the Strong Endeavor, Strong Large Company Growth, Strong Short-Term Income, Strong Small Company Value, and Strong Small/Mid Cap Value Funds, on behalf of each Fund’s Investor Class shares; the Strong Minnesota Tax-Free and Strong Wisconsin Tax-Free Funds, on behalf of each Fund’s Investor and Class C shares; and the Strong Short-Term Municipal Bond Fund, on behalf of the Fund’s Class C shares, has adopted a distribution and service plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). The Plan was adopted by the Board, including a majority of the Directors who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Each Strong Fund is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Advisor Class, Class C, and certain Investor Class shares at the annual rate of 0.25% of the Strong Fund’s average daily net assets attributable to Investor Class and Advisor Class shares, and at the annual rate of up to 1.00% of the Strong Fund’s average daily net assets attributable to Class C shares, out of which 0.25% may be used for service fees. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Strong Funds’ Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

The Wells Fargo Funds that offer Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 for their Class C shares. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class C shares of the Funds pay Wells Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by a Fund’s Class C shares is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

In addition, the Wells Fargo Funds that offer Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments not to exceed 0.25% of the Fund’s average daily net assets attributable to Class C, Class Z, Advisor Class, Institutional Class and Investor Class shares.

Pricing Policies.  The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

The NAV for both the Strong Funds and the non-money market Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually, 4:00 p.m. Eastern Time (“ET”)) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV for the WF Heritage Money Market Fund is calculated at 5:00 p.m. ET, WF Money Market Fund at 3:00 p.m. ET and the WF Municipal Money Market Fund and WF National Tax-Free Money Market Fund at 12:00 noon ET. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund’s total assets attributable to that class, subtracting all its liabilities attributable to that class, and dividing by the total number of shares outstanding of that class. Expenses are accrued and applied daily when determining the NAV.

Generally, the market value of the Strong Life Stage Series Portfolios’ securities is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and the other Strong Funds, generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock market are valued each business day using the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Other exchange-traded securities (generally foreign securities) are valued based on market quotations. If pricing service information or broker quotations are not readily available, the Fund may price those securities using fair value procedures approved by the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities.

Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund’s portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund’s investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund’s NAV if Strong Investor Services, Inc. (“SIS”), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

The market price of the WF Life Stage Portfolios is based on the NAV of each of the underlying fund shares held by the Fund. For those underlying funds and other Wells Fargo Funds, securities are generally valued at current market prices, which are based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the NOCP and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. Various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, are used in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than the NAVs based on the closing price or latest quoted bid price.

In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

Class Structure. The Strong Funds may offer up to eight share classes (Investor, Advisor, Institutional, A, B, C, K, and Z). The Wells Fargo Funds may offer up to thirteen share classes (Investor, Investor — Liquidity Money Market Reserve, Administrator, Advisor, Institutional, Select, Service, Trust, A, B, C, D, and Z), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class, Advisor Class, Institutional Class, Select Class, Class C, Class K and Class Z shares are described in this Prospectus/Proxy Statement.

Investor Class, Administrator Class, Advisor Class, Institutional Class, Select Class, Class K and Class Z

You can buy Investor Class, Administrator Class, Advisor Class, Institutional Class, Select Class, Class K and Class Z shares at the offering price, which is the NAV without an up-front sales charge. Class K and Class Z shares of the Strong Funds are available only to eligible investors, as set forth in the Strong Funds prospectuses and SAIs, which are incorporated herein by reference. Institutional Class, Investor Class, Select Class and Class Z shares of the Wells Fargo Funds also are available only to eligible investors, as set forth in this Prospectus/Proxy Statement and the Wells Fargo Funds’ SAIs which are incorporated herein by reference.

Class C

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. However, if you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. Class C shares are not available for purchases of $1 million or more.

In calculating the CDSC for the Strong Funds, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Strong Funds use the first-in, first-out method when calculating the CDSC.

To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions, as such shares are exempt from CDSCs, and then will redeem shares using the first-in, first-out method.

CDSCs may be waived for certain redemptions and distributions. For more information about CDSC waivers, please see the Strong Funds and Wells Fargo Funds SAIs which are incorporated by reference herein.

Purchase, Redemption, and Exchange Policies. The following chart describes the Wells Fargo Funds Class that will be distributed for each Class of the Strong Funds in the Reorganization.

Strong Class	Wells Fargo Class
Investor Class	Investor Class (or Class Z-Strong Minnesota Tax-Free Fund only or Administrator Class — Strong Florida Municipal Money Market, Strong Heritage Money, and Strong Tax-Free Money Funds only)
Advisor Class	Advisor Class (or Administrator Class-Strong Heritage Money Fund only)
Institutional Class	Select Class (or Institutional Class-Strong Heritage Money Fund only)
Class C	Class C
Class K	Institutional Class
Class Z	Class Z

The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Wells Fargo Funds as compared to the policies of the related Class of the Strong Funds.

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Minimum initial purchase (The Strong Funds and Wells Fargo Funds may waive the minimum initial investment under certain circumstances.)
Investor Class, Advisor Class, and Class C:
Regular Accounts: $2,500
Education Savings Accounts, traditional Individual Retirement Accounts (“IRAs”), Roth IRAs, SEP-IRAs, and UGMA/UTMAs: $1,000
Simple IRAs and 403(b)(7), Keogh, Pension Plan, and Profit Sharing Plan accounts: the lesser of $250 or $25 per month
Institutional Class:
All Funds, except Strong Heritage Money, Strong Ultra Short-Term Income, and Strong Ultra Short-Term Municipal Income Funds: $1 million, except for registered investment advisers with an initial investment of at least $250,000.
Strong Heritage Money Fund: $250,000.
Strong Ultra Short-Term Income and Strong Ultra Short-Term Municipal Income Funds:
$5 million, except for registered investment advisers with an initial investment of at least $250,000.
Class K: No minimum.

Investor Class:
Regular Accounts: $2,500
Retirement Accounts: $1,000
Systematic Purchase Program: $100
Advisor Class and Class C:
Regular Accounts: $1,000
Retirement Accounts: $250
Select Class: $5 million
Administrator Class:
$1 million
Institutional Class:
Non-money market funds: $2 million
Money-market funds: $10 million

Additional investments
Investor Class, Advisor Class, and Class C:
Regular Accounts: $100
Education Savings Accounts, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMAs: $100
Simple IRAs and 403(b)(7), Keogh, Pension Plan, and Profit Sharing Plan accounts: $50
Institutional Class and Class K:
No minimum
Investor Class, Advisor Class, Class C: $100 Administrator Class, Select Class and Institutional Class: No minimum

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Purchases
Investor Class:
Shares may be purchased by mail, phone, automatic investment plan, Payroll Direct Deposit or wire, at Investor Centers, online, or through an intermediary, subject to certain conditions.
Advisor Class:
Shares may be purchased through an intermediary or by wire, subject to certain conditions.
Institutional Class:
Shares may be purchased by mail, by phone, by wire, online, and through an intermediary, subject to certain conditions.
Class C:
Shares may be purchased through an intermediary, by automatic investment plan (if offered by the intermediary), or by wire, subject to certain conditions.
Class K:
Retirement plan participants may exchange shares for shares by phone or online of another Fund offered by the retirement plan.

Administrator Class, Investor Class and Class Z:
Shares may be purchased by mail, phone, Systematic Purchase Program, Payroll Direct Deposit, at the Investor Center, online, wire or through an intermediary, subject to certain conditions.
Advisor Class, Select Class, and Institutional Class:
Non-Money Market Funds:
Shares may be purchased through an intermediary, subject to certain conditions.
Money Market Funds:
Shares may be purchased by mail, phone or wire, online, or through an intermediary, subject to certain conditions.
Class C:
Shares may be purchased by mail, phone, by Systematic Purchase Program, by Payroll Direct Deposit, online, by wire, or through an intermediary, subject to certain conditions.

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Redemptions
Investor Class:
Redemption requests may be submitted by mail, phone, Systematic Withdrawal Plan, or wire, online, at the Investor Center, or through an intermediary, subject to certain conditions.
Advisor Class:
Redemption requests may be submitted through an intermediary or by wire, subject to certain conditions.
Institutional Class:
Redemption requests may be submitted by mail, by wire, by phone, online, and through an intermediary, subject to certain conditions.
Class C:
Redemption requests may be submitted through an intermediary and by Systematic Withdrawal Plan (if offered by the intermediary), subject to certain conditions.
Class K:
Retirement plan participants may exchange shares online or by phone for shares of another Fund offered by the retirement plan.

Administrator Class, Investor Class and Class Z:
Redemption requests may be submitted by mail, phone, or Systematic Withdrawal Program, online, at the Investor Center, or through an intermediary, subject to certain conditions.
Advisor Class, Select Class, and Institutional Class:
Non-Money Market Funds:
Redemption requests may be submitted through an intermediary, subject to certain conditions.
Money Market Funds:
Redemption requests may be submitted through an intermediary and by Systematic Withdrawal Plan (if offered by the intermediary), subject to certain conditions.
Class C:
Redemption requests may be submitted by mail, by phone, by Systematic Withdrawal Program, online, or through an intermediary, subject to certain conditions.

Exchange privileges
You may exchange shares between like share classes of any Strong Fund for accounts with the same registered owners and taxpayer identification numbers. Class Z shares may be exchanged for Investor Class shares and, if the investor is eligible for Class Z shares, vice versa.

Exchanges may be made, subject to eligibility requirements, between like share classes of any Wells Fargo Fund. In addition, Class C shares may be exchanged for Class A shares of the WF Money Market Fund, Class Z shares may be exchanged for Investor Class shares, and Investor Class shares may be exchanged for Class Z shares if the investor is eligible. Exchanges may be made by Systematic Exchange Program, subject to certain conditions.

For more information on purchase, redemption, and exchange policies, please see the Strong Funds prospectuses and SAIs and the Wells Fargo Funds’ SAIs, which are incorporated herein by reference.

With respect to investment minimums, the Strong Funds may charge an annual fee on accounts in Investor Class shares that fail to meet the initial investment minimum amount, and reserve the right to close an account in any class of shares that does not meet the minimum, upon 60 days notice. Funds Management does not charge a low balance fee, but does reserve the right to close accounts in any class of shares under similar circumstances.

With respect to checkwriting, accounts in the Strong money market and fixed income Funds with the checkwriting option at the Effective Time of the Reorganization will continue to offer checkwriting in the corresponding Wells Fargo Fund. In addition, new accounts in the Investor Class shares of the WF Money Market, WF Municipal Money Market, WF Heritage Money Market, WF National Tax-Free Money Market, WF Short-Term Bond, WF Short-Term Municipal Bond, WF Ultra Short-Term Income, and WF Ultra Short-Term Municipal Income Funds will also offer checkwriting.

Redemption Fees.  The following table compares the redemption fees charged on the stated Funds:

Acquired Fund	Redemption Fee	Holding Period	Acquiring Fund	Redemption Fee	Holding Period
Strong Asia Pacific Fund	1%	30 days	WF Asia Pacific Fund	2%	90 days
Strong High-Yield Bond Fund	1%	180 days	WF High Income Fund	2%	90 days
Strong Index 500 Fund	0.50%	180 days	WF Index Fund	—	—
Strong Large Company Growth Fund	1%	360 days	WF Capital Growth Fund	—	—
Strong Overseas Fund	1%	30 days	WF Overseas Fund	2%	90 days
Strong Short-Term High Yield Bond Fund	—	—	WF Short-Term High Yield Bond Fund	2%	90 days

Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

•	Shares that were purchased with reinvested distributions.

•	In order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70-1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	In the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	At the direction of Funds Management, for example, in order to complete a merger.

•	Due to participation in the Systematic Withdrawal Program.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Acquiring Funds generally will not assess a redemption fee on redemptions of shares held through such accounts.

Distribution Policies.  The Strong Funds and Wells Fargo Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

Fund	Daily(1)	Quarterly	Annually
All fixed-income and money market Strong Funds and Wells Fargo Funds	X
Strong Life Stage Series — Conservative Portfolio
WF Life Stage — Conservative Portfolio
Strong Dividend Income Fund
WF Dividend Income Fund
Strong Growth and Income Fund
WF Growth and Income Fund
Strong Balanced Fund
WF Balanced Fund
X
All other Strong Funds and Wells Fargo Funds			X

(1)	Distributions are declared daily and paid monthly. The income declared daily as a distribution for the Strong Heritage Money Fund and the WF Heritage Money Market Fund is based on estimates of net investment income for that Fund. The Fund’s actual income may differ from estimates, and the differences, if any, will be included in the calculation of subsequent distributions for that Fund.

Investors in the Strong Florida Municipal Money Market, Strong Heritage Money, Strong Money Market, Strong Municipal Money Market, and Strong Tax-Free Money Funds and the WF National Tax-Free Money Market, WF Heritage Money Market, WF Money Market, and WF Municipal Money Market Funds may earn a dividend on the same day of the investment in those Funds if they meet certain requirements.

Distributions from the Strong Funds and the Wells Fargo Funds are automatically reinvested in additional shares unless another option is available and chosen. All classes of the Wells Fargo Funds and the Investor Class, Advisor Class and Class C shares of the Strong Funds, also have the option to receive distributions via check, have them automatically invested in another Fund, or have them automatically deposited into a bank account. For the Strong Funds Institutional Class shares, other options are to receive checks for these payments or have them credited to a bank account by Electronic Funds Transfer. For both Fund families, if checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Wells Fargo Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

General. Certain other Wells Fargo Funds services and fees may be different than those of the Strong Funds. For more information, please read the Strong Funds prospectuses and SAIs and the Wells Fargo Funds SAIs, which are incorporated by reference herein.

Comparison of Investment Advisers and Investment Advisory Fees

Funds Management, a registered investment adviser, currently serves as primary investment adviser for the existing Acquiring Funds, and will assume primary investment advisory responsibilities for the new Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving an investment advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $75 billion in mutual fund assets.

SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund (except Strong Index 500 Fund, Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio and Strong Life Stage Series — Moderate Portfolio) and, in such capacity, is responsible for either the day-to-day investment management activities of the Funds or the sub-advisers who are responsible for the day-to-day portfolio management of the Strong Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the Transaction contemplated by the Asset Purchase Agreement (“Transaction”).

The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Asia Pacific Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Asia Pacific Fund (New)	1.10% $0–$499 million 1.05% $500–$999 million 1.00% $1 billion–$2.99 billion 0.975% $3 billion–$4.99 billion 0.95% $5 billion and above
Strong Balanced Fund	0.60% $0–35 million 0.55% above $35 million
WF Balanced Fund (New)	0.65% $0–$499 million 0.60% $500–$999 million 0.55% $1 billion–$2.99 billion 0.525% $3 billion–$4.99 billion 0.50% $5 billion and above
Strong Corporate Bond Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above
WF Corporate Bond Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Discovery Fund	0.75%
WF Discovery Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Dividend Income Fund[1]	0.70% $0–$4 billion 0.675% next $2 billion 0.65% $6 billion and above
WF Dividend Income Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Dow 30 Value Fund	0.55%
WF Dividend Income Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Endeavor Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Capital Growth Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Energy Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Dividend Income Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Enterprise Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Enterprise Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Florida Municipal Money Market Fund	0.15%
WF National Tax-Free Money Market Fund	0.10%
Strong Government Securities Fund	0.35% $0–$4 billion 0.325% next $2 billion 0.30% $6 billion and above
WF Government Securities Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Growth Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Growth Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Growth 20 Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Growth Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Growth and Income Fund	0.55%
WF Growth and Income Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Heritage Money Fund	0.15%
WF Heritage Money Market Fund (New)	0.10%
Strong High-Yield Bond Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above
WF High Income Fund (New)	0.55% $0–$499 million 0.50% $500–$999 million 0.45% $1 billion–$2.99 billion 0.425% $3 billion–$4.99 billion 0.40% $5 billion and above
Strong Index 500 Fund	No advisory fee
WF Index Fund	0.10% $0–$999 million 0.075% $1 billion–$4.99 billion 0.05% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Intermediate Municipal Bond Fund	0.37% $0–$4 billion 0.345% next $2 billion 0.32% $6 billion and above
WF Intermediate Tax-Free Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above
Strong Large Cap Core Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Growth and Income Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Large Cap Growth Fund	0.60% $0–35 million 0.55% Above $35 million
WF Large Cap Growth Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Large Company Growth Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Capital Growth Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Life Stage Series — Aggressive Portfolio	No advisory fee
WF Life Stage — Aggressive Portfolio (New)	No advisory fee
Strong Life Stage Series — Conservative Portfolio	No advisory fee
WF Life Stage — Conservative Portfolio (New)	No advisory fee
Strong Life Stage Series — Moderate Portfolio	No advisory fee
WF Life Stage — Moderate Portfolio (New)	No advisory fee

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Mid Cap Disciplined Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Mid Cap Disciplined Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Minnesota Tax-Free Fund	0.37% $0–$4 billion 0.345% next $2 billion 0.32% $6 billion and above
WF Minnesota Tax-Free Fund	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above
Strong Money Market Fund	0.15%
WF Money Market Fund	0.30% $0–$999 million 0.275% $1 billion–$4.99 billion 0.25% $5 billion and above
Strong Municipal Money Market Fund	0.15%
WF Municipal Money Market Fund (New)	0.30% $0–$999 million 0.275% $1 billion–$4.99 billion 0.25% $5 billion and above
Strong Opportunity Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Opportunity Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Overseas Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Overseas Fund (New)	0.95% $0–$499 million 0.90% $500–$999 million 0.85% $1 billion–$2.99 billion 0.825% $3 billion–$4.99 billion 0.80% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Short-Term Bond Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above
WF Short-Term Bond Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Short-Term High Yield Bond Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above
WF Short-Term High Yield Bond Fund (New)	0.55% $0–$499 million 0.50% $500–$999 million 0.45% $1 billion–$2.99 billion 0.425% $3 billion–$4.99 billion 0.40% $5 billion and above
Strong Short-Term High Yield Municipal Fund	0.35% $0–$4 billion 0.325% next $2 billion 0.30% $6 billion and above
WF Short-Term Municipal Bond Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above
Strong Short-Term Income Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above
WF Short-Term Bond Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Short-Term Municipal Bond Fund	0.25% $0–$4 billion 0.225% next $2 billion 0.20% $6 billion and above
WF Short-Term Municipal Bond Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Small Company Value Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Small Cap Disciplined Fund (New)	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Small/Mid Cap Value Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above
WF Small/Mid Cap Value Fund (New)	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Tax-Free Money Fund	0.15%
WF National Tax-Free Money Market Fund	0.10%
Strong Ultra Short-Term Income Fund	0.30% $0–$4 billion 0.275% next $2 billion 0.25% $6 billion and above
WF Ultra Short-Term Income Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Ultra Short-Term Municipal Income Fund	0.30% $0–$4 billion 0.275% next $2 billion 0.25% $6 billion and above
WF Ultra Short-Term Municipal Income Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above
Strong Wisconsin Tax-Free Fund	0.37% $0–$4 billion 0.345% next $2 billion 0.32% $6 billion and above
WF Wisconsin Tax-Free Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above

(1)	If the sub-adviser does not meet certain performance criteria set forth in the applicable sub-advisory agreement, the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid the sub-adviser had the performance criteria been met and the actual sub-advisory fee paid to the sub-adviser by SCM.

Wells Capital, a wholly-owned subsidiary of Wells Fargo Bank, and an indirect wholly-owned subsidiary of Wells Fargo & Company, directly provides or will provide sub-advisory services to each of the Acquiring Funds, except the WF Growth and Income Fund, and the WF Overseas Fund. As of June 30, 2004, Wells Capital provided advisory services for over $124 billion in assets.

Matrix Asset Advisors, Inc. (“Matrix”), will directly provide sub-advisory services to the WF Growth and Income Fund, and will be responsible for the day-to-day investment management activities of the Fund. Matrix provides investment advisory services to individuals, endowments, and pension accounts. As of June 30, 2004, Matrix managed $1.43 million in assets.

New Star Institutional Managers Limited (“New Star”), will directly provide sub-advisory services to the WF Overseas Fund, and will be responsible for the day-to-day investment management activities of the Fund. New Star is an independent London-based manager of international equities and fixed income securities, and is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of June 30, 2004, New Star had approximately U.S. $5.5 billion under management.

Other Principal Service Providers

The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:

Service Providers(1)
Service	Strong Funds	Wells Fargo Funds
Investment Adviser
Strong Capital Management, Inc.
P.O. Box 2936
Milwaukee, WI 53201
(investment adviser to each of the Strong Funds except the Strong Life Stage
Series — Aggressive, Conservative and Moderate Portfolios, and the Strong Index 500 Fund(2))
Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105
Sub-Adviser
W.H. Reaves & Co., Inc.
10 Exchange Place, 18th Floor
Jersey City, NJ 07302
(Sub-Adviser to the Strong Dividend Income Fund)

Scarborough Investment Advisers, LLC
23 Spring Street Suite 203
Ossining, NY 10562
(Sub-Adviser to the Strong Energy Fund)

Wells Capital Management Incorporated
525 Market Street
San Francisco, CA 94105
(Sub-Adviser to each Acquiring Fund except the WF Growth and Income Fund and WF Overseas Fund)

Matrix Asset Advisors, Inc.
747 Third Avenue
31st Floor
New York, NY 10017
(Sub-Adviser to the WF Growth and Income Fund)

New Star Institutional Managers Limited
1 Knightsbridge Green, London, SW1X 7NE
England
(Sub-Adviser to the WF Overseas Fund)

Service Providers(1)
Service	Strong Funds	Wells Fargo Funds
Distributor	Strong Investments, Inc. P.O. Box 2936 Milwaukee, WI 53201	Stephens Inc. 111 Center Street Little Rock, AR 72201(3)
Administrator	Strong Investor Services, Inc.	Wells Fargo Funds Management, LLC
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02111
Wells Fargo Bank, N.A. 6th Street & Marquette Minneapolis, MN 55479
Fund Accountant	Strong Investor Services, Inc.(4) P.O. Box 2936 Milwaukee, WI 53201	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809
Transfer Agent and Dividend Disbursing Agent	Strong Investor Services, Inc. P.O. Box 2936 Milwaukee, WI 53201	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169
Fund Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202	Morrison & Foerster LLP 2000 Pennsylvania Avenue, N.W. Washington, D.C. 20006

(1)	If the proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

(2)	The Strong Life Stage Series — Aggressive, Moderate and Conservative Portfolios invest in a number of underlying Strong Funds as directed by the Board. The Strong Index 500 Fund invests substantially all of its assets in a Master Investment Portfolio with substantially the same objective. The Master Investment Portfolio is managed by Barclays Global Fund Advisers, 45 Fremont Street, San Francisco, CA 94105.

(3)	Stephens Inc. currently acts, and Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, CA 94105, has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds.

(4)	Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each Fund’s governing documents create additional operating rules and restrictions that the Funds must follow. Except for the Strong Florida Municipal Money Market Fund, the Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and Bylaws and applicable Wisconsin law. The Strong Florida Municipal Money Market Fund, a series of the Strong Income Trust, and the Wells Fargo Funds, series of Wells Fargo Funds Trust, are organized as Delaware statutory trusts and are governed by their Trust Instrument/Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund’s board of directors or trustees and officers.

Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Funds Trust has different Trustees and

Officers than the Directors and Officers of the Strong Funds. For more information about the current Directors and Officers of the Strong Funds and the Trustees and Officers of Wells Fargo Funds Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Funds Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Funds Trust’s Board of Trustees is able to accomplish without obtaining shareholder approval which the Strong Funds’ Board is not able to accomplish without shareholder approval.

Delaware law provides that shareholders of the Strong Florida Municipal Money Market Fund and the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Trust Instrument/Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Funds Trust’s Declaration of Trust, the trustees and officers of Funds Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

Under Wisconsin law and the Strong Funds’ Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances involving wrongful conduct by the officers and directors. In addition, each Strong Fund has agreed to indemnify its directors who are not “interested persons,” as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund. In addition, Section 180.0622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months’ service in the case of any individual employee. Certain Wisconsin courts have interpreted “par value” to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

Terms of the Reorganization

In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, a copy of which is attached as Exhibit F.

The Reorganization Plan specifies the method of determining the net value of each Acquired Fund’s assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded Assets, Excluded Liabilities and Successor Trust are defined in Reorganization Plan.

As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC, relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund’s Excluded Assets may exceed the amount of its Excluded Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust’s trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

Under applicable state laws, in the event that an Acquired Fund’s Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund’s directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund’s directors against any such personal liability.

Until the closing of the Transaction (currently expected to occur on or about December 31, 2004), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund’s shareholders. After the closing of the Transaction, however, a party’s Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund’s shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund’s obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about April 8, 2005), there is a risk that circumstances may change such that consummation of a fund’s Reorganization is no longer believed by a Board to be in the best interests of a participating fund’s shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, among other things, that each Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds’ shareholders, except insofar as the Acquired Funds’ shareholders receive payments in respect of Excluded Assets (as discussed below under “Material U. S. Federal Income Tax Consequences of the Reorganization — Treatment of Excluded Assets and Excluded Liabilities”). Certain other U.S. federal income tax consequences of the Reorganization are discussed in detail under the heading “Material U.S. Federal Income Tax Consequences of the Reorganization.” Another condition is that each Acquired Fund whose taxable year will close as a result of its Reorganization declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganizations. The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

Board Consideration of the Reorganization

In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs and Co. to assist in a search for a buyer of SFC’s investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC’s investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included Funds Management’s preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

In May 2004, the Board retained an independent financial consultant, Bobroff Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board’s independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds’ existing distribution arrangements. The Board’s independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed Reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board’s independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

After the May meeting, the Board conducted certain reviews with the assistance of the Board’s independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning regulatory matters, (f) certain materials concerning insurance and (g) certain Fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

Another meeting of the Board, the Board’s independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

The Board and the Board’s independent financial consultant met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that, based on current assumptions, the total annual operating expense ratio reduction to Strong Funds shareholders would be at least $6 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The presentation noted that this reduction (which includes the total Fund expense reduction described above) was in addition to the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed Reorganizations.

The Board’s independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board’s independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant’s report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo’s plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

Also at the August meeting, in response to the Board’s request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on Funds Management’s compliance organization.

On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date, the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Boards’ decision was subject to certain conditions. Those conditions were satisfied by mid-September 2004. No member of the Board is an “interested person” (within the meaning of the 1940 Act) of the Strong Funds, SFC or SCM.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i)	the Board’s desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii)	the decision by SFC to sell much of SCM’s investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds’ current customer call center and other shareholder services;

(iii)	Strong and its affiliates’ agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo’s third-party providers;

(iv)	the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall fund expense ratios through at least April 30, 2007 (the Board also noted that after that time, Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the Fund expense reductions that are part of SCM’s recent regulatory settlements and that certain Funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v)	the investment management fee and other fees paid by the Wells Fargo Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi)	the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii)	the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments — for more information on this consideration see “Gross and Net Operating Expense Ratios of the Funds” below;

(viii)	the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued substantial outflows from the Funds since September 2003, and the continued departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix)	that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)	the apparent lack of favorable alternatives;

(xi)	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(xii)	the potential benefits to Strong Funds’ shareholders resulting from the Strong Funds’ access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii)	the Board’s understanding of Wells Fargo’s plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders’ ability to hold fund shares after the Reorganization in “no transaction fee” platforms.

(xiv)	the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv)	the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi)	the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)	the reputation, financial strength and resources of Wells Fargo;

(xviii)	the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix)	the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)	the shareholder services offered by Wells Fargo;

(xxi)	the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii)	that the expenses of the Reorganization would not be borne by Strong Funds’ shareholders; and

(xxiii)	the expected treatment of the Reorganization as a “reorganization” for U.S. federal income tax purposes.

Some of the above factors, which served as the basis for the Board’s determination to approve the Reorganization, are discussed in greater detail below.

•	GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable.

Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include the engagement of another investment adviser or liquidations.

•	WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

With over $75 billion in assets under management as of June 30, 2004, Wells Fargo Funds is the 28th largest mutual fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

•	GREATER ECONOMIES OF SCALE

Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

•	PORTFOLIO MANAGEMENT

Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, small cap value, small cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the Strong Funds as employees of Wells Capital, rather than as employees of SCM.

•	COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investment Strategies and Policies,” each Acquiring Fund and corresponding Strong Fund generally have compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder’s investment except as described in the comparison section. Further, the continuation of one or more of the current portfolio managers for the Strong Asia Pacific Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Opportunity Fund, Strong Short-Term Bond Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund as the portfolio manager(s) of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

•	COMPARATIVE PERFORMANCE

Shareholders can consult the chart under the heading “Performance” in this Prospectus/Proxy Statement for certain Fund specific performance comparisons. In the Reorganizations involving the Strong Asia Pacific Fund, Strong Balanced Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Dividend Income Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Growth Fund, Strong Growth and Income Fund, Strong Heritage Money Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio, Strong Life Stage Series — Moderate Portfolio, Strong Mid Cap Disciplined Fund, Strong Municipal Money Market Fund, Strong Opportunity Fund, Strong Overseas Fund, Strong Short-Term High Yield Bond Fund, Strong Short-Term Municipal Bond Fund, Strong Small/Mid Cap Value Fund, Strong Small Company Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra

Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund, the Acquiring Fund will assume the financial history, including the performance history, of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

•	GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and noted the potential for future savings and reductions. For most Reorganizations, except for those involving the Strong Minnesota Tax Free Fund (Investor Class and Class C), Strong Intermediate Municipal Bond Fund (Investor Class), Strong Wisconsin Tax Free Fund (Investor Class), and Strong Short-Term Income Fund (Investor Class), the Acquiring Fund has the same or a lower net operating expense ratio (after contractual and voluntary waivers and absorptions) than the Strong Fund. Thus, with these limited exceptions, shareholders will pay the same or lower fees as a result of the Reorganization.

•	TAX-FREE REORGANIZATION

The Board also considered the expectation that each Reorganization will be treated as a “reorganization” for U.S. federal income tax purposes. If you as a Strong Funds shareholder were to redeem your investment in the Strong Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that for such purposes: (1) you will not recognize a taxable gain or a loss on the exchange of your Acquired Fund shares for shares of the corresponding Acquiring Fund, although you may recognize gain to the extent you receive a payment in respect of Excluded Assets; (2) you will have the same aggregate tax cost basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, the holding period for your Acquiring Fund shares will include the period for which you held your Acquired Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

•	EXPENSES OF THE REORGANIZATION

Funds Management and SFC share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

Performance

The following table shows the average annual total returns of select Classes of shares (as indicated in the table) of the Strong Funds and the Acquiring Funds for 1, 5, 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WF Asia Pacific Fund, WF Balanced Fund, WF Corporate Bond Fund, WF Discovery Fund, WF Dividend Income Fund, WF Enterprise Fund, WF Government Securities Fund, WF Growth and Income Fund, WF Growth Fund, WF Heritage Money Market Fund, WF High Income Fund, WF Intermediate Tax-Free Fund, WF Large Cap Growth Fund, WF Capital Growth Fund, WF Life Stage-Aggressive Portfolio, WF Life Stage-Conservative Portfolio, WF Life Stage-Moderate Portfolio, WF Mid Cap Disciplined Fund, WF Municipal Money Market Fund, WF Opportunity Fund, WF Overseas Fund, WF Short-Term Bond Fund, WF Short-Term High Yield Bond Fund, WF Short-Term Municipal Bond Fund, WF Small Cap Disciplined Fund, WF Small/Mid Cap Value Fund, WF Ultra Short-Term Income Fund, WF Ultra Short-Term Municipal Income Fund, and WF Wisconsin Tax-Free Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization. For more information regarding the total returns of each of the Acquiring Funds, see the “Financial Highlights” in Exhibit E to this Prospectus/Proxy Statement or your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. For current yield information for the Strong Funds, call 1-800-368-7710, and for the Wells Fargo Funds, call 1-800-222-8222.

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Discovery Fund/
WF Discovery Fund (12-31-87) Investor Class (12-31-87)	29.56%	9.00%	9.65%
Strong Enterprise Fund/
WF Enterprise Fund (9-30-98) Investor Class (9-30-98)	25.03%	3.05%	16.53%
Strong Growth 20 Fund(1) (6-30-97) Investor Class (6-30-97)	19.95%	–3.52%	6.74%
Strong Growth Fund/
WF Growth Fund (12-31-93) Investor Class (12-31-93)	20.89%	–1.43%	11.72%
Strong Large Cap Growth Fund/
WF Large Cap Growth Fund (12-30-81) Investor Class (12-30-81)	15.35%	–5.73%	7.82%
Strong Endeavor Fund (4-6-01) Investor Class (4-6-01)	22.00%	—	–0.75%
Strong Large Company Growth Fund(2)/
WF Capital Growth Fund (11-3-97) Investor Class (11-3-97)	19.73%	5.81%	9.50%
Strong Balanced Fund/
WF Balanced Fund (12-30-81) Investor Class (12-30-81)	10.19%	–1.43%	6.95%
Strong Large Cap Core Fund (6-30-98) Investor Class (6-30-98)	16.05%	–3.01%	1.52%
Strong Growth and Income Fund/
WF Growth and Income Fund (12-29-95) Investor Class (12-29-95)	16.02%	–3.51%	9.49%
Strong Index 500 Fund (5-1-97) Investor Class (5-1-97)	18.69%	–2.64%	6.20%
WF Index Fund (1-31-87) Investor Class(3)(6)	18.52%	–2.52%	11.25%
Strong Asia Pacific Fund/
WF Asia Pacific Fund (12-31-93) Investor Class (12-31-93)	44.62%	2.35%	1.45%
Strong Overseas Fund/
WF Overseas Fund (6-30-98) Investor Class(1) (6-30-98)	27.16%	–0.07%	3.36%
Strong Life Stage Series — Aggressive Portfolio/
WF Life Stage — Aggressive Portfolio (12-31-98) Investor Class(4) (12-31-98)	16.58%	0.44%	2.73%
Strong Life Stage Series — Conservative Portfolio/
WF Life Stage — Conservative Portfolio (12-31-98) Investor Class(4) (12-31-98)	8.42%	2.42%	3.60%
Strong Life Stage Series — Moderate Portfolio/
WF Life Stage — Moderate Portfolio (12-31-98) Investor Class(4) (12-31-98)	12.31%	1.71%	3.14%

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Dow 30 Value Fund (12-31-97) Investor Class (12-31-97)	16.62%	–0.71%	4.72%
Strong Energy Fund (9-30-97) Investor Class (9-30-97)	26.91%	8.20%	4.35%
Strong Dividend Income Fund/
WF Dividend Income Fund (7-1-93) Investor Class(1) (7-1-93)	15.76%	1.85%	10.38%
Strong Mid Cap Disciplined/
WF Mid Cap Disciplined Fund (12-31-98) Investor Class(2) (12-31-98)	35.82%	14.77%	18.69%
Strong Small Company Value Fund/
WF Small Cap Disciplined Fund (3-28-02) Investor Class (3-28-02)	51.89%	—	27.28%
Strong Small/Mid Cap Value Fund/
WF Small/Mid Cap Value Fund (3-28-02) Investor Class (3-28-02)	41.94%	—	11.79%
Strong Florida Municipal Money Market Fund (11-29-02) Investor Class (11-29-02)	0.65%	—	0.72%
Strong Tax-Free Money Fund (12-15-00) Investor Class (12-15-00)	0.86%	—	1.63%
WF National Tax-Free Money Market Fund (1-1-88) Investor Class(3)(6)	0.72%	2.06%	2.63%
Strong Heritage Money Fund/
WF Heritage Money Market Fund (6-29-95) Investor Class	0.73%	3.10%	4.19%
Strong Money Market Fund Investor Class (10-22-85)	0.47%	2.84%	4.08%
WF Money Market Fund (10-22-85) Investor Class(3)(6)	0.37%	2.69%	3.79%
Strong Municipal Money Market Fund/
WF Municipal Money Market Fund (10-23-86) Investor Class (10-23-86)	0.72%	2.28%	2.93%
Strong Ultra Short-Term Income Fund/
WF Ultra Short-Term Income Fund (11-25-88) Investor Class (11-25-88)	1.36%	3.49%	4.79%
Strong Ultra Short-Term Municipal Income Fund/
WF Ultra Short-Term Municipal Income Fund (11-30-95) Investor Class (11-30-95)	0.86%	2.73%	3.57%
Strong Corporate Bond Fund/
WF Corporate Bond Fund (12-12-85) Investor Class (12-12-85)	0.88%	5.45%	7.73%
Strong Government Securities Fund/
WF Government Securities Fund (10-29-86) Investor Class (10-29-86)	–0.58%	6.59%	7.15%
Strong High-Yield Bond Fund/
WF High-Yield Bond Fund (12-28-95) Investor Class (12-28-95)	10.30%	2.44%	7.09%

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Short-Term Income Fund (10-31-02) Investor Class (10-31-02)	1.18%	—	3.02%
Strong Short-Term Bond Fund/
WF Short-Term Bond Fund (8-31-87) Investor Class (8-31-87)	1.40%	3.70%	5.16%
Strong Short-Term High Yield Bond Fund/
WF Short-Term High Yield Bond Fund (6-30-97) Investor Class (6-30-97)	4.82%	3.40%	5.21%
Strong Intermediate Municipal Bond Fund/
WF Intermediate Tax-Free Fund (7-31-01) Investor Class (7-31-01)	2.49%	—	6.76%
Strong Minnesota Tax-Free Fund (12-26-02) Investor Class (12-26-02)	1.83%	—	5.03%
WF Minnesota Tax-Free Fund (1-12-88) Investor Class(3)(6)	0.68%	5.01%	5.70%
Strong Short-Term High Yield Municipal Fund (11-30-97) Investor Class (11-30-97)	2.94%	3.34%	3.80%
Strong Short-Term Municipal Bond Fund/
WF Short-Term Municipal Bond Fund (12-31-91) Investor Class (12-31-91)	1.76%	4.09%	4.30%
Strong Wisconsin Tax-Free Fund/
WF Wisconsin Tax-Free Fund (4-6-01) Investor Class (4-6-01)	0.64%	—	6.15%

(1)	From time to time, the Strong Growth 20 Fund’s, Strong Overseas Fund’s, and Strong Mid Cap Disciplined Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when a Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved.

(2)	Performance for the Strong Large Company Growth Fund is based on the performance of its predecessor, the Rockhaven Premier Dividend Fund. Performance does not reflect the Rockhaven Premier Dividend Fund’s maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 12, 2002. If it did, returns would be lower than those shown.

(3)	Performance for the WF Index Fund, WF National Tax-Free Money Market Fund, and WF Minnesota Tax-Free Fund Investor Class prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect this Class’s fees and expenses. Performance for the WF Money Market Fund Investor Class prior to its inception reflects performance of the Class A shares.

(4)	Changes were made to the Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio, and Strong Life Stage Series — Moderate Portfolio underlying fund line up on July 15, 2002, and February 2, 2004. The Funds’ performance prior to July 15, 2002, and from July 15, 2002 to December 2003, was based on the underlying funds in which the Funds invested during those periods. If the proposals are approved, the Funds will again change their line up to invest in a number of Wells Fargo Funds and other portfolios managed by Funds Management and, therefore, the Fund’s future performance would be based on the performance of that new underlying fund line up.

(5)	Performance of the Strong Dividend Income Fund prior to December 8, 2001 is based on the historical performance of the Fund’s Investor Class shares under its previous investment strategy (i.e., to primarily invest in U.S. public utility companies).

(6)	The Class is expected to commence operations at the closing of the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as a “Reorganization” under the Internal Revenue Code

The obligation of Strong Funds and Wells Fargo Funds to consummate the Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that each Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

•	Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

•	An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganization.

•	An Acquired Fund shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

•	An Acquired Fund shareholder’s holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

•	An Acquiring Fund’s tax basis in an Acquired Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will include the period during which the Acquired Fund held such assets.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds’ certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund’s assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

None of the Funds is currently expected to engage in significant portfolio repositioning transactions in anticipation of the Reorganization, although, as noted below, some of the Funds that have significant net capital loss carryforwards may seek to sell appreciated securities in order to utilize some of these carryforwards. Also, if the proposed interim sub-advisory arrangements are approved by shareholders of the Strong Balanced Fund, Strong Dividend Income Fund, Strong Growth and Income Fund, and Strong Overseas Fund (see Proposal 3), it is expected that the new sub-advisers would reposition these Funds’ portfolios to conform them more to their own investment style, while adhering to the Funds’ existing investment objectives, principal strategies and investment policies. These repositioning transactions are likely to result in above-average transaction costs and may result in capital gains being realized. To the extent these Funds have capital loss carryforwards, they can use them to offset realized gains to minimize taxable distributions. These repositioning transactions are independent of the Reorganization.

Following the Reorganization, where the Acquiring Fund is an existing Wells Fargo Fund or otherwise has investment objectives, principal strategies and investment policies that differ from those of the Acquired Fund, or where the investment sub-adviser or portfolio manager(s) differ from those currently in place, shareholders should expect some portfolio repositioning. Any such repositioning would, in all cases, be subject to the limits described above relating to the tax-free nature of the Reorganization.

Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits a regulated investment company, such as an Acquired Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Acquired Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Acquired Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Acquired Fund generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. As of the date of this Prospectus/Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Acquired Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of an Acquired Fund’s losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Acquired Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of an Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Acquired Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Strong Dow 30 Value Fund, Strong Endeavor Fund, Strong Energy Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term High Yield Municipal Fund and Strong Short-Term Income Fund.

As of October 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Minnesota Tax-Free Fund had capital loss carryforwards of approximately $24,594 and no net unrealized capital losses, the Strong Short-Term High Yield Municipal Fund had capital loss carryforwards of approximately

$9,934,306 and net unrealized capital losses of approximately $1,321,008 and the Strong Short-Term Income Fund had capital loss carryforwards of approximately $114,360 and no net unrealized capital losses. As of December 31, 2003 and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Dow 30 Value Fund had capital loss carryforwards of approximately $11,055,269 and no net unrealized capital losses, the Strong Endeavor Fund had capital loss carryforwards of approximately $1,846,685 and no net unrealized capital losses, the Strong Energy Fund had capital loss carryforwards of approximately $3,612,032 and no net unrealized capital losses, the Strong Growth 20 Fund had capital loss carryforwards of approximately $387,124,344 and no net unrealized capital losses, and the Strong Large Cap Core Fund had capital loss carryforwards of approximately $1,329,240 and no net unrealized capital losses. As of December 31, 2003, the Strong Index 500 Fund had capital loss carryforwards of approximately $16,375,929 and net unrealized capital losses of approximately $11,724,763.

The Acquired Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. Although it is not expected that loss carryforwards and unrealized losses of an Acquiring Fund will be limited solely as a result of the Reorganization, an Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward.

Status as a Regulated Investment Company

Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate “regulated investment company” under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

Distribution of Income and Gains

Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

Moreover, if an Acquiring Fund has realized net investment income or net capital gains but not distributed such income or gains prior the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquired Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Treatment of Excluded Assets and Excluded Liabilities

The taxation of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities is uncertain and will depend upon the claims settled. The Acquired Funds currently believe that the likelihood of a net recovery is so speculative that it has no ascertainable value and will be reported as such for U.S. federal income tax purposes. No assurances can be given that such belief will not change between the date of this Prospectus/Proxy Statement and the date of the Reorganization. Acquired Fund shareholders are urged to consult their own tax advisors regarding the taxation to them of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund’s net investment income and realized capital gains, if any. Distributions from an Acquiring Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions that come from a Tax-Free or Municipal Acquiring Fund’s tax-exempt interest income generally are free from U.S. federal income tax, but may be subject to the federal AMT and state, local and other taxes. Distributions from an Acquiring Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of an Acquiring Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Acquiring Fund can file an election with the Internal Revenue Service which requires you to include a pro rata portion amount of the Acquiring Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is expected that the WF Asia Pacific Fund and WF Overseas Fund may be eligible for the election, but we can’t assure you that either Acquiring Fund will make the election for any year.

If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Acquired Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Acquired Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

Existing and Pro Forma Capitalization

The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and net asset value per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Acquired Fund(s). The tables show various combination scenarios. In particular, where multiple funds are involved, they show various combinations depending on whether the particular fund’s shareholders approve the Reorganization (e.g.,

Fund A + Fund C). They also show the combination based on all Funds approving the Reorganization (e.g., Fund A + Fund B + Fund C). In some instances, a mutual fund that is not covered by this Prospectus/Proxy Statement is included in a capitalization table, where its shareholders are being proxied separately to reorganize into an Acquiring Fund at the same time as the Reorganization. An asterisk (*) designates the accounting survivor in each combination.

Strong Asia Pacific Fund/WF Asia Pacific Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Asia Pacific Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Asia Pacific Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Asia Pacific (Fund A) Investor Class	$114,535,477	12,333,553	$9.29
WF Asia Pacific (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	114,535,477	12,333,553	9.29

(1)	Assuming the reorganization of the Investor Class shares of the Strong Asia Pacific Fund into the Investor Class shares of the WF Asia Pacific Fund.

Strong Balanced Fund/WF Balanced Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Balanced Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Balanced Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Balanced (Fund A) Investor Class	$159,858,337	8,503,341	$18.80
WF Balanced (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	159,858,337	8,503,341	18.80

(1)	Assuming the reorganization of the Investor Class shares of the Strong Balanced Fund into the Investor Class shares of the WF Balanced Fund.

Strong Corporate Bond Fund/WF Corporate Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Corporate Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Corporate Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Corporate Bond (Fund A) Investor Class Advisor Class Institutional Class	475,268,362 22,370,474 78,599,372	45,721,996 2,152,755 7,569,756	$10.39 10.39 10.38

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
WF Corporate Bond (Fund B) Investor Class Advisor Class Select Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class (Receiving Advisor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	475,268,362 22,370,474 78,599,372	45,721,996 2,152,755 7,569,756	10.39 10.39 10.38

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Corporate Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Corporate Bond Fund.

Strong Discovery Fund/WF Discovery Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Discovery Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Discovery Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Discovery (Fund A) Investor Class	$175,305,780	8,423,127	$20.81
WF Discovery (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	175,305,780	8,423,127	20.81

(1)	Assuming the reorganization of the Investor Class shares of the Strong Discovery Fund into the Investor Class shares of the WF Discovery Fund.

Strong Dividend Income Fund/Strong Energy Fund/Strong Dow 30 Fund/WF Dividend Income Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Dividend Income Fund, the Investor Class shares of the Strong Energy Fund and the Investor Class shares of the Strong Dow 30 Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Dividend Income Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of each share class of the WF Dividend Income Fund assuming all Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Dividend Income (Fund A) Investor Class Class K	$118,473,274 3,766,030	7,999,210 257,432	$14.81 14.63
Strong Energy (Fund B) Investor Class	13,280,677	998,437	13.30
Strong Dow 30 Value (Fund C) Investor Class	78,251,891	6,078,147	12.87
WF Dividend Income (Fund D) Investor Class Institutional Class	0 0	0 0	0 0

Pro Forma — Fund A + Fund D*(1) Investor Class (Receiving Investor Class of Fund A) Institutional Class (Receiving Class K of Fund A)	118,473,274 3,766,030	7,999,210 257,432	14.81 14.63

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Pro Forma — Fund B + Fund D*(2) Investor Class (Receiving Investor Class of Fund B) Institutional Class	13,280,677 0	998,437 0	13.30 0

Pro Forma — Fund C + Fund D*(3) Investor Class (Receiving Investor Class of Fund C) Institutional Class	78,251,891 0	6,078,147 0	12.87 0

Pro Forma — Fund A + Fund B + Fund D*(4) Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund B) Institutional Class (Receiving Class K of Fund A)	131,753,951 3,766,030	8,895,909 257,432	14.81 14.63

Pro Forma — Fund A + Fund C+ Fund D*(5) Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund C) Institutional Class (Receiving Class K of Fund A)	196,725,165 3,766,030	13,282,708 257,432	14.81 14.63

Pro Forma — Fund B + Fund C + Fund D*(6) Investor Class (Receiving Investor Class of Fund B and Investor Class of Fund C) Institutional Class	91,532,568 0	7,110,056 0	12.87 0

Pro Forma — Fund A + Fund B + Fund C + Fund D*(7)
Investor Class (Receiving Investor Class of Fund A and
Investor Class of Fund B and Investor Class of Fund C)
Institutional Class (Receiving Class K of Fund A)
	210,005,842 3,766,030	14,179,408 257,432	14.81 14.63

(1)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Dividend Income Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Energy Fund into the Investor Class shares of the WF Dividend Income Fund.

(3)	Assuming the reorganization of the Investor Class shares of the Strong Dow 30 Value Fund into the Investor Class shares of the WF Dividend Income Fund.

(4)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Dividend Income Fund and the Investor Class shares of the Strong Energy Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(5)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Dividend Income and Investor Class shares of the Strong Dow 30 Value Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(6)	Assuming the reorganization of the Investor Class shares of the Strong Energy and Strong Dow 30 Value Funds into the Investor Class shares of the WF Dividend Income Fund.

(7)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Dividend Income Fund and the Investor Class shares of the Strong Energy and Strong Dow 30 Value Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

Strong Enterprise Fund/WF Enterprise Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of the Strong Enterprise Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Enterprise Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Enterprise (Fund A) Investor Class Advisor Class Institutional Class Class K	$268,028,226 1,744,120 3,983,445 14,935,127	11,689,875 75,937 172,256 643,435	$22.93 22.97 23.13 23.21

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
WF Enterprise (Fund B) Investor Class Advisor Class Select Class Institutional Class	0 0 0 0	0 0 0 0	0 0 0 0

Pro Forma — Fund A + Fund B*(1)
Investor Class (Receiving Investor Class of Fund A)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
Institutional Class (Receiving Class K of Fund A)
	268,028,226 1,744,120 3,983,445 14,935,127	11,689,875 75,937 172,256 643,435	22.93 22.97 23.13 23.21

(1)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class K shares of the Strong Enterprise Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Enterprise Fund.

Strong Florida Municipal Money Market Fund/Strong Tax-Free Money Fund/WF National Tax-Free Money Market Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of both the Strong Florida Municipal Money Market Fund and the Strong Tax-Free Money Fund, (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF National Tax-Free Money Market Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of the Administrator Class shares of the WF National Tax-Free Money Market Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Florida Municipal Money Market (Fund A) Investor Class	$19,340,477	19,340,477	$1.00
Strong Tax-Free Money (Fund B) Investor Class	996,737,470	996,682,464	1.00
WF National Tax-Free Money Market (Fund C) Administrator Class	0	0	0

Pro Forma — Fund A + Fund C*(1) Administrator Class (Receiving Investor Class of Fund A)	19,340,477	19,340,477	1.00

Pro Forma — Fund B + Fund C*(2) Administrator Class (Receiving Investor Class of Fund B)	996,737,470	996,682,464	1.00

Pro Forma — Fund A + Fund B + Fund C*(3) Administrator Class (Receiving Investor Class of Fund A and Investor Class of Fund B)	1,016,077,947	1,016,022,941	1.00

(1)	Assuming the reorganization of the Investor Class shares of the Strong Florida Municipal Money Market Fund into the Investor Class shares of the WF National Tax-Free Money Market Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Tax-Free Money Fund into the Administrator Class shares of the WF National Tax-Free Money Market Fund.

(3)	Assuming the reorganization of the Investor Class shares of the Strong Florida Municipal Money Market and Strong Tax-Free Money Funds into the Administrator Class shares of the WF National Tax-Free Money Market Fund.

Strong Government Securities Fund/WF Government Securities Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, and Class C shares of the Strong Government Securities Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Government Securities Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Government Securities (Fund A) Investor Class Advisor Class Institutional Class Class C	$1,406,306,352 88,209,544 94,139,121 3,754,034	130,919,836 8,216,265 8,770,251 349,753	$10.74 10.74 10.73 10.73
WF Government Securities (Fund B) Investor Class Advisor Class Select Class Class C	0 0 0 0	0 0 0 0	0 0 0 0

Pro Forma — Fund A + Fund B*(1)
Investor Class (Receiving Investor Class of Fund A)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
Class C (Receiving Class C of Fund A)
	1,406,306,352 88,209,544 94,139,121 3,754,034	130,919,836 8,216,265 8,770,251 349,753	10.74 10.74 10.73 10.73

(1)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class C shares of the Strong Government Securities Fund into the Investor Class, Advisor Class, Select Class and Class C shares of the WF Government Securities Fund.

Strong Growth Fund/Strong Growth 20 Fund/WF Growth Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of the Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund, and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Growth Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Growth (Fund A) Investor Class Advisor Class Institutional Class Class C Class K	$1,266,735,212 7,804,959 300,397,151 429,329 64,770,126	69,271,173 429,555 15,953,861 23,808 3,493,624	$18.29 18.17 18.83 18.03 18.54
Strong Growth 20 (Fund B) Investor Class Advisor Class	152,974,567 4,549,248	11,254,513 333,616	13.59 13.64
WF Growth (Fund C) Investor Class Advisor Class Select Class Class C Institutional Class	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share

Pro Forma — Fund A + Fund C*(1)
Investor Class (Receiving Investor of Fund A)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
	1,266,735,212 7,804,959 300,397,151 429,329 64,770,126	69,271,173 429,555 15,953,861 23,808 3,493,624	18.29 18.17 18.83 18.03 18.54

Pro Forma — Fund B + Fund C*(2) Investor Class (Receiving Investor Class of Fund B) Advisor Class (Receiving Advisor Class of Fund B) Select Class Class C Institutional Class	152,974,567 4,549,248 0 0 0	11,254,513 333,616 0 0 0	13.59 13.64 0 0 0

Pro Forma — Fund A + Fund B + Fund C (3)
Investor Class (Receiving Investor Class of Fund A and
Investor Class of Fund B)
Advisor Class (Receiving Advisor Class of Fund A and
Advisor Class of Fund B)
Select Class (Receiving Institutional Class of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
	1,419,709,779 12,354,207 300,397,151 429,329 64,770,126	77,636,558 679,928 15,953,861 23,808 3,493,624	18.29 18.17 18.83 18.03 18.54

(1)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of the Strong Growth Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

(2)	Assuming the reorganization of the Investor Class and Advisor Class shares of the WF Growth 20 Fund into the Investor Class and Advisor Class shares of the WF Growth Fund.

(3)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of the Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

Strong Growth and Income Fund/Strong Large Cap Core Fund/WF Growth and Income Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Core Fund, and the Advisor Class, Institutional Class, Investor Class, and Class K shares of the Strong Growth and Income Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Growth and Income Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma capitalization of each of the share classes of the WF Growth and Income Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Growth and Income (Fund A) Investor Class Advisor Class Institutional Class Class K	$520,835,733 6,626,538 70,125,085 32,053,908	25,852,893 330,786 3,469,682 1,603,358	$20.15 20.03 20.21 19.99
Strong Large Cap Core (Fund B) Investor Class	3,862,494	376,007	10.27
WF Growth and Income (Fund C) Investor Class Advisor Class Select Class Institutional Class	0 0 0 0	0 0 0 0	0 0 0 0

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share

Pro Forma — Fund A + Fund C*(1)
Investor Class (Receiving Investor Class of Fund A)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
Institutional Class (Receiving Class K of Fund A)
	520,835,733 6,626,438 70,125,085 32,053,908	25,852,893 330,786 3,469,682 1,603,358	20.15 20.03 20.21 19.99

Pro Forma — Fund B + Fund C*(2) Investor Class (Receiving Investor Class of Fund B) Advisor Class Select Class Institutional Class	3,862,494 0 0 0	376,007 0 0 0	10.27 0 0 0

Pro Forma — Fund A + Fund B + Fund C*(3)
Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund B)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
Institutional Class (Receiving Class K of Fund A)
	524,698,227 6,626,538 70,125,085 32,053,908	26,044,617 330,786 3,469,682 1,603,358	20.15 20.03 20.21 19.99

(1)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of the Strong Growth and Income Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class shares of the WF Growth and Income Fund.

(3)	Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of the Strong Growth and Income Fund and the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

Strong Heritage Money Fund/WF Heritage Money Market Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Heritage Money Fund and (ii) the unaudited pro forma combined capitalization of the Administrator Class and Institutional Class shares of the WF Heritage Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Heritage Money (Fund A) Investor Class Advisor Class Institutional Class	$514,483,544 12,160,969 212,027,006	514,483,486 12,160,968 212,026,110	$1.00 1.00 1.00
WF Heritage Money Market (Fund B) Administrator Class Institutional Class	0 0	0 0	0 0

Pro Forma — Fund A + Fund B*(1) Administrator Class (Receiving Investor Class and Advisor Class of Fund A) Institutional Class (Receiving Institutional Class of Fund A)	526,644,513 212,027,006	526,644,454 212,026,110	1.00 1.00

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Heritage Money Fund into the Administrator Class and Institutional Class shares of the WF Heritage Money Market Fund.

Strong High-Yield Bond Fund/WF High Income Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong High-Yield Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF High Income Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong High-Yield Bond (Fund A) Investor Class Advisor Class Institutional Class	$335,804,513 24,860,684 45,792,001	43,691,492 3,246,372 5,944,047	$7.69 7.66 7.70
WF High Income (Fund B) Investor Class Advisor Class Select Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class (Receiving Advisor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	335,804,513 24,860,684 45,792,001	43,691,492 3,246,372 5,944,047	7.69 7.66 7.70

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong High-Yield Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF High Income Fund.

Strong Index 500 Fund/WF Index Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Index 500 Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Index Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Index 500 Fund (Fund A) Investor Class	$181,038,746	13,732,611	$13.18
WF Index (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	181,038,746	13,732,611	13.18

(1)	Assuming the reorganization of the Investor Class shares of the Strong Index 500 Fund into the Investor Class shares of the WF Index Fund.

Strong Intermediate Municipal Bond Fund/WF Intermediate Tax-Free Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Intermediate Municipal Bond Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Intermediate Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Intermediate Municipal Bond (Fund A) Investor Class	$40,567,059	3,774,806	$10.75
WF Intermediate Tax-Free (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	40,567,059	3,774,806	10.75

(1)	Assuming the reorganization of the Investor Class shares of the Strong Intermediate Municipal Bond Fund into the Investor Class shares of the WF Intermediate Tax-Free Fund.

Strong Large Cap Growth Fund/WF Large Cap Growth Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Large Cap Growth Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Large Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Large Cap Growth (Fund A) Investor Class	$560,090,381	25,883,077	$21.64
WF Large Cap Growth (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	560,090,381	25,883,077	21.64

(1)	Assuming the reorganization of the Investor Class shares of the Strong Large Cap Growth Fund into the Investor Class shares of the WF Large Cap Growth Fund.

Strong Large Company Growth Fund/Strong Endeavor Fund/WF Capital Growth Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class K shares of the Strong Large Company Growth Fund, and the Investor Class shares of the Strong Endeavor Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Capital Growth Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of the WF Capital Growth Fund assuming both Reorganizations have take place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Large Company Growth (Fund A) Investor Class Class K	$69,510,634 4,036,636	4,854,920 280,433	$14.32 14.39
Strong Endeavor (Fund B) Investor Class	25,193,041	2,581,852	9.76
WF Capital Growth (Fund C) Investor Class Institutional Class	0 0	0 0	0 0

Pro Forma — Fund A + Fund C*(1) Investor Class (Receiving Investor Class of Fund A) Institutional Class (Receiving Class K of Fund A)	69,510,634 4,036,636	4,854,920 280,433	14.32 14.39

Pro Forma — Fund B + Fund C*(2) Investor Class (Receiving Investor Class of Fund B)	25,193,041	2,581,852	9.76

Pro Forma — Fund A + Fund B + Fund C*(3) Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund B) Institutional Class (Receiving Class K of Fund A)	94,703,675 4,036,636	6,614,510 280,433	14.32 14.39

(1)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Large Company Growth Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Endeavor Fund into the Investor Class shares of the WF Capital Growth Fund.

(3)	Assuming the reorganization of the Investor Class and Class K shares of the Strong Large Company Growth Fund and the Investor Class shares of the Strong Endeavor Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

Strong Life Stage Series — Aggressive Portfolio/WF Life Stage — Aggressive Portfolio

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series — Aggressive Portfolio and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Life Stage — Aggressive Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Life Stage Series — Aggressive (Fund A) Investor Class	$35,716,872	3,654,577	$9.77
WF Life Stage — Aggressive (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	35,716,872	3,654,577	9.77

(1)	Assuming the reorganization of the Investor Class shares of the Strong Life Stage Series — Aggressive Portfolio into the Investor Class shares of the WF Life Stage — Aggressive Portfolio.

Strong Life Stage Series — Conservative Portfolio/WF Life Stage — Conservative Portfolio

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series — Conservative Portfolio and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Life Stage — Conservative Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Life Stage Series — Conservative (Fund A) Investor Class	$33,122,540	3,452,464	$9.59
WF Life Stage — Conservative (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	33,122,540	3,452,464	9.59

(1)	Assuming the reorganization of the Investor Class shares of the Strong Life Stage Series — Conservative Portfolio into the Investor Class shares of the WF Life Stage — Conservative Portfolio.

Strong Life Stage Series — Moderate Portfolio/WF Life Stage — Moderate Portfolio

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Life Stage Series — Moderate Portfolio and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Life Stage — Moderate Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Life Stage Series — Moderate (Fund A) Investor Class	$68,147,362	6,924,319	$9.84
WF Life Stage — Moderate (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	68,147,362	6,924,319	9.84

(1)	Assuming the reorganization of the Investor Class shares of the Strong Life Stage Series — Moderate Portfolio into the Investor Class shares of the WF Life Stage — Moderate Portfolio.

Strong Mid Cap Disciplined Fund/WF Mid Cap Disciplined Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Mid Cap Disciplined Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Mid Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Mid Cap Disciplined (Fund A) Investor Class	$519,328,210	24,581,096	$21.13
WF Mid Cap Disciplined (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	519,328,210	24,581,096	21.13

(1)	Assuming the reorganization of the Investor Class shares of the Strong Mid Cap Disciplined Fund into the Investor Class shares of the WF Mid Cap Disciplined Fund.

Strong Minnesota Tax-Free Fund/WF Minnesota Tax-Free Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Minnesota Tax-Free Fund and (ii) the unaudited pro forma combined capitalization of Class Z and Class C shares of the WF Minnesota Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Minnesota Tax-Free (Fund A) Investor Class Class C	$3,934,230 504,488	386,879 49,607	$10.17 10.17
WF Minnesota Tax-Free (Fund B) Class Z Class C	0 0	0 0	0 0

Pro Forma — Fund A + Fund B*(1) Class Z (Receiving Investor Class of Fund A) Class C (Receiving Class C of Fund A)	3,934,230 504,488	386,879 49,607	10.17 10.17

(1)	Assuming the reorganization of the Investor Class and Class C shares of the Strong Minnesota Tax-Free Fund into the Class Z and Class C shares of the WF Minnesota Tax-Free Fund.

Strong Money Market Fund/WF Money Market Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Money Market Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Money Market (Fund A) Investor Class	$1,248,421,236	1,248,421,249	$1.00
WF Money Market (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	1,248,421,236	1,248,421,249	1.00

(1)	Assuming the reorganization of the Investor Class shares of the Strong Money Market Fund into the Investor Class shares of the WF Money Market Fund.

Strong Municipal Money Market Fund/WF Municipal Money Market Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Municipal Money Market Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Municipal Money Market Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Municipal Money Market (Fund A) Investor Class	$1,022,859,747	1,022,859,933	$1.00
WF Municipal Money Market (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	1,022,859,747	1,022,859,933	1.00

(1)	Assuming the reorganization of the Investor Class shares of the Strong Municipal Money Market Fund into the Investor Class shares of the WF Municipal Money Market Fund.

Strong Opportunity Fund/WF Opportunity Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Class K shares of the Strong Opportunity Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Opportunity Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Opportunity (Fund A) Investor Class Advisor Class Class K	$2,524,195,304 137,185,574 1,563,072	59,175,756 3,261,233 36,489	$42.66 42.07 42.84
WF Opportunity (Fund B) Investor Class Advisor Class Institutional Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class (Receiving Advisor Class of Fund A) Institutional Class (Receiving Class K of Fund A)	2,524,195,304 137,185,574 1,563,072	59,175,756 3,261,233 36,489	42.66 42.07 42.84

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Class K shares of the Strong Opportunity Fund into the Investor Class, Advisor Class and Institutional Class shares of the WF Opportunity Fund.

Strong Overseas Fund/WF Overseas Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class and Institutional Class shares of the Strong Overseas Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Overseas Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Overseas (Fund A) Investor Class Institutional Class	$115,203,833 168,325	9,671,908 14,089	$11.91 11.95
WF Overseas (Fund B) Investor Class Select Class	0 0	0 0	0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	115,203,833 168,325	9,671,908 14,089	11.91 11.95

(1)	Assuming the reorganization of the Investor Class and Institutional Class shares of the Strong Overseas Fund into the Investor Class and Select Class shares of the WF Overseas Fund.

Strong Short-Term Bond Fund/Strong Short-Term Income Fund/WF Short-Term Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Short-Term Bond Fund and Investor Class shares of the Strong Short-Term Income Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Short-Term Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma capitalization of the WF Short-Term Bond Fund assuming both Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Short-Term Bond (Fund A) Investor Class Advisor Class Institutional Class	$578,771,335 11,029,363 59,443,953	65,831,332 8.79 6,754,868	$8.79 8.79 8.80
Strong Short-Term Income (Fund B) Investor Class	52,573,950	5,249,506	10.02
WF Short-Term Bond (Fund C) Investor Class Advisor Class Select Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund C*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class(Receiving Advisor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	578,771,335 11,029,363 59,443,953	65,831,332 1,254,356 6,754,868	8.79 8.79 8.80

Pro Forma — Fund B + Fund C*(2) Investor Class (Receiving Investor Class of Fund B) Advisor Class Select Class	52,573,950 0 0	5,249,506 0 0	10.02 0 0

Pro Forma — Fund A + Fund B + Fund C*(3)
Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund B)
Advisor Class (Receiving Advisor Class of Fund A)
Select Class (Receiving Institutional Class of Fund A)
	631,345,285 11,029,363 59,443,953	71,811,264 1,254,356 6,754,868	8.79 8.79 8.80

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Short-Term Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of Strong Short-Term Income Fund into the Investor Class shares of the WF Short-Term Bond Fund.

(3)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Short-Term Bond Fund and the Investor Class shares of the Strong Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

Strong Short-Term High Yield Bond Fund/WF Short-Term High Yield Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Advisor Class shares of the Strong Short-Term High-Yield Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Short-Term High Yield Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Short-Term High Yield Bond (Fund A) Investor Class Advisor Class	$188,638,040 64,416,177	21,759,825 7,431,168	$8.67 8.67
WF Short-Term High Yield Bond (Fund B) Investor Class Advisor Class	0 0	0 0	0 0

Pro Forma — Fund A + Fund B*(1) Investor Class Advisor Class	188,638,040 64,416,177	21,759,825 7,431,168	8.67 8.67

(1)	Assuming the reorganization of the Investor Class and Advisor Class shares of the Strong Short-Term High Yield Bond Fund into the Investor Class and Advisor Class shares of the WF Short-Term High Yield Bond Fund.

Strong Short-Term Municipal Bond Fund/Strong Short-Term High Yield Municipal Fund/
WF Short-Term Municipal Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming each Reorganization has taken place, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Short-Term Municipal Bond Fund assuming both of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Short-Term Municipal Bond (Fund A) Investor Class Class C	$497,361,555 3,978,602	50,865,208 407,235	$9.78 9.77
Strong Short-Term High Yield Municipal (Fund B) Investor Class	151,489,027	16,179,705	9.36
WF Short-Term Municipal Bond (Fund C) Investor Class Class C	0 0	0 0	0 0

Pro Forma — Fund A + Fund C*(1) Investor Class (Receiving Investor Class of Fund A) Class C (Receiving Class C of Fund A)	497,361,555 3,978,602	50,865,208 407,235	9.78 9.77
Pro Forma — Fund B + Fund C*(2) Investor Class (Receiving Investor Class of Fund B) Class C	151,489,027 0	16,179,705 0	9.36 0

Pro Forma — Fund A + Fund B + Fund C*(3) Investor Class (Receiving Investor Class of Fund A and Investor Class of Fund B) Class C (Receiving Class C of Fund A)	648,850,582 3,978,602	66,354,884 407,235	9.78 9.77

(1)	Assuming the reorganization of the Investor Class and Class C shares of the Strong Short-Term Municipal Bond Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Short-Term High Yield Municipal Fund into the Investor Class shares of the WF Short-Term Municipal Bond Fund.

(3)	Assuming the reorganization of the Investor Class and Class C shares of the Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

Strong Small/Mid Cap Value Fund/WF Small/Mid Cap Value Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small/Mid Cap Value Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Small/Mid Cap Value Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Small/Mid Cap Value (Fund A) Investor Class	$12,266,338	953,953	$12.86
WF Small/Mid Cap Value (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	12,266,338	953,953	12.86

(1)	Assuming the reorganization of the Investor Class shares of the Strong Small/Mid Cap Value Fund into the Investor Class shares of the WF Small/Mid Cap Value Fund.

Strong Small Company Value Fund/WF Small Cap Disciplined Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Small Company Value Fund and (ii) the unaudited pro forma combined capitalization of the Investor Class shares of the WF Small Cap Disciplined Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Small Company Value (Fund A) Investor Class	$111,674,421	7,020,114	$15.91
WF Small Cap Disciplined (Fund B) Investor Class	0	0	0

Pro Forma — Fund A + Fund B*(1) Investor Class	111,674,421	7,020,114	15.91

(1)	Assuming the reorganization of the Investor Class shares of the Strong Small Company Value Fund into the Investor Class shares of the WF Small Cap Disciplined Fund.

Strong Ultra Short-Term Income Fund/WF Ultra Short-Term Income Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Ultra Short-Term Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Ultra Short-Term Income (Fund A) Investor Class Advisor Class Institutional Class	$1,505,504,251 97,615,305 94,875,976	162,213,314 10,522,346 10,228,600	$9.28 9.28 9.28
WF Ultra Short-Term Income (Fund B) Investor Class Advisor Class Select Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class (Receiving Advisor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	1,505,504,251 97,615,305 94,875,976	162,213,314 10,522,346 10,228,600	9.28 9.28 9.28

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Income Fund.

Strong Ultra Short-Term Municipal Income Fund/WF Ultra Short-Term Municipal Income Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Ultra Short-Term Municipal Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Ultra Short-Term Municipal Income (Fund A) Investor Class Advisor Class Institutional Class	$980,406,471 48,885,458 340,344,877	202,600,0700 10,101,5455 70,351,3744	$4.84 4.84 4.84
WF Ultra Short-Term Municipal Income (Fund B) Investor Class Advisor Class Select Class	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Investor Class (Receiving Investor Class of Fund A) Advisor Class (Receiving Advisor Class of Fund A) Select Class (Receiving Institutional Class of Fund A)	980,406,471 48,885,458 340,344,877	202,600,0700 10,101,5455 70,351,3744	4.84 4.84 4.84

(1)	Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Municipal Income Fund.

Strong Wisconsin Tax-Free Fund/WF Wisconsin Tax-Free Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Investor Class and Class C shares of the Strong Wisconsin Tax-Free Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Wisconsin Tax-Free Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Wisconsin Tax-Free (Fund A) Investor Class Class C	$51,803,831 2,439,948	4,911,825 231,347	$10.55 10.55
WF Wisconsin Tax-Free (Fund B) Investor Class Class C	0 0	0 0	0 0

Pro Forma — Fund A + Fund B*(1) Investor Class Class C	51,803,831 2,439,948	4,911,825 231,347	10.55 10.55

(1)	Assuming the reorganization of the Investor Class and Class C shares of the Strong Wisconsin Tax-Free Fund into the Investor Class and Class C shares of the WF Wisconsin Tax-Free Fund.

The Board unanimously recommends that you vote in favor of the Agreement and Plan of Reorganization.

PROPOSAL 2:
APPROVAL OF AN INTERIM ADVISORY AGREEMENT

Summary

At the closing of the Transaction, which is expected to occur on or about December 31, 2004, the existing investment advisory agreement between the Strong Funds and SCM (“Strong Advisory Agreement”) will terminate. On August 13, 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management (“Interim Agreement”), a form of which is included in this Prospectus/Proxy Statement as Exhibit G, which, if approved by shareholders, would become effective at the closing of the Transaction and continue through the closing of the Reorganization (“Interim Period”). On September 29, 2004, the Board approved certain compliance policies and procedures of Funds Management.

Terms of the Terminating Strong Advisory Agreement and the Interim Agreement

Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund’s portfolio securities at the Fund’s expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not “interested persons” of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund’s Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement was last submitted to shareholder vote, and the advisory fee under the Strong Advisory Agreement.

Corporation/Strong Fund	Date of Strong Advisory Agreement	Date Last Approved by Shareholders	Advisory Fee
Strong Advantage Fund, Inc.
Strong Ultra Short-Term Income Fund	July 23, 2001	July 20, 2001	0.30	%(1)

Strong Asia Pacific Fund, Inc.
Strong Asia Pacific Fund	July 23, 2001	July 20, 2001	0.75	%(2)

Strong Balanced Fund, Inc.
Strong Balanced Fund	July 23, 2001	July 20, 2001	0.60	%(3)

Strong Conservative Equity Funds, Inc.
Strong Dividend Income Fund	December 8, 2001	December 7, 2001	0.70	%(4)
Strong Energy Fund	July 23, 2001	July 20, 2001	0.75	%(2)
Strong Growth and Income Fund	July 23, 2001	July 20, 2001	0.55%

Strong Corporate Bond Fund, Inc.
Strong Corporate Bond Fund	July 23, 2001	July 20, 2001	0.375	%(5)

Strong Discovery Fund, Inc.
Strong Discovery Fund	February 23, 2000	July 20, 2001	0.75%

Strong Equity Funds II, Inc.
Strong Small/Mid Cap Value Fund	March 28, 2002	March 28, 2002	0.75	%(2)
Strong Small Company Value Fund	March 28, 2002	March 28, 2002	0.75	%(2)

Strong Equity Funds, Inc.
Strong Dow 30 Value Fund	July 23, 2001	July 20, 2001	0.55%
Strong Enterprise Fund	July 23, 2001	July 20, 2001	0.75	%(2)
Strong Growth Fund	July 23, 2001	July 20, 2001	0.75	%(2)
Strong Growth 20 Fund	July 23, 2001	July 20, 2001	0.75	%(2)
Strong Large Cap Core Fund	July 23, 2001	July 20, 2001	0.75	%(2)
Strong Large Company Growth Fund	September 12, 2002	August 30, 2002	0.75	%(2)
Strong Mid Cap Disciplined Fund	July 23, 2001	July 20, 2001	0.75	%(2)

Strong Government Securities Fund, Inc.
Strong Government Securities Fund	July 23, 2001	July 20, 2001	0.35	%(6)

Strong Heritage Reserve Series, Inc.
Strong Heritage Money Fund	July 23, 2001	July 20, 2001	0.15%

Strong Income Funds, Inc.
Strong High-Yield Bond Fund	July 23, 2001	July 20, 2001	0.375	%(5)
Strong Short-Term Income Fund	October 31, 2002	October 31, 2002	0.375	%(5)
Strong Short-Term High Yield Bond Fund	July 23, 2001	July 20, 2001	0.375	%(5)

Strong Income Trust
Strong Florida Municipal Money Market Fund	November 25, 2002	November 29, 2002	0.15%

Strong International Equity Funds, Inc.
Strong Overseas Fund	July 23, 2001	July 20, 2001	0.75	%(2)

Strong Large Cap Growth Fund, Inc.
Strong Large Cap Growth Fund	July 23, 2001	July 20, 2001	0.60	%(3)

Strong Money Market Fund, Inc.
Strong Money Market Fund	July 23, 2001	July 20, 2001	0.15%

Strong Municipal Income Funds, Inc.
Strong Intermediate Municipal Bond Fund	July 31, 2001	July 31, 2001	0.37	%(7)
Strong Minnesota Tax-Free Fund	December 26, 2002	December 26, 2002	0.37	%(7)
Strong Municipal Money Market Fund	July 23, 2001	July 20, 2001	0.15%
Strong Short-Term High Yield Municipal Fund	July 23, 2001	July 20, 2001	0.35	%(6)
Strong Tax-Free Money Fund	July 23, 2001	July 20, 2001	0.15%

Corporation/Strong Fund	Date of Strong Advisory Agreement	Date Last Approved by Shareholders	Advisory Fee
Strong Ultra Short-Term Municipal Income Fund	July 23, 2001	July 20, 2001	0.30	%(1)
Strong Wisconsin Tax-Free Fund	April 6, 2001	April 6, 2001	0.37	%(7)

Strong Opportunity Fund, Inc.
Strong Endeavor Fund	April 6, 2001	April 6, 2001	0.75	%(2)
Strong Opportunity Fund	July 23, 2001	July 20, 2001	0.75	%(2)

Strong Short-Term Bond Fund, Inc.
Strong Short-Term Bond Fund	July 23, 2001	July 20, 2001	0.375	%(5)

Strong Short-Term Municipal Bond Fund, Inc.
Strong Short-Term Municipal Bond Fund	July 23, 2001	July 20, 2001	0.25	%(8)

(1)	0.30% on assets under $4 billion; 0.275% for the next $2 billion in assets; and 0.25% for assets $6 billion and above.

(2)	0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.

(3)	0.60% on the first $35 million in assets and 0.55% on all assets thereafter.

(4)	0.70% on assets under $4 billion; 0.65% for the next $2 billion in assets; and 0.65% for assets $6 billion and above. If Reaves (as defined below) does not meet certain performance criteria set forth in the Reaves Sub-advisory Agreement (as defined below), the advisory fee paid by the Fund to SCM is reduced by an amount equal to the difference between the fee SCM would have paid Reaves had the performance criteria been met and the actual sub-advisory fee paid to Reaves by SCM.

(5)	0.375% on assets under $4 billion; 0.35% for the next $2 billion in assets; and 0.325% for assets $6 billion and above.

(6)	0.35% on assets under $4 billion; 0.325% for the next $2 billion in assets; and 0.30% for assets $6 billion and above.

(7)	0.37% on assets under $4 billion; 0.345% for the next $2 billion in assets; and 0.32% for assets $6 billion and above.

(8)	0.25% on assets under $4 billion; 0.225% for the next $2 billion in assets; and 0.20% for assets $6 billion and above.

We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. For some Strong Funds, the revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund’s net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Dividend Income Fund, shareholders approved an increase in the advisory fee and a provision that would reduce the advisory fee if the sub-advisory fee paid by SCM to Reaves were decreased as described above. For the Strong Large Company Growth Fund, shareholders approved a change in the investment adviser from Rockhaven Asset Management, LLC to SCM. For each other Strong Fund, shareholders approved the initial investment advisory agreement at the launch of the Fund.

The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested, and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to then-current waivers and reimbursements.

The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

Corporation/Strong Fund	Advisory	Administration	Transfer Agent	12b-1
Strong Advantage Fund, Inc.
Strong Ultra Short-Term Income Fund	$7,310,233	$7,323,135	$4,530,382	$4,898

Strong Asia Pacific Fund, Inc.
Strong Asia Pacific Fund	373,820	161,529	313,090	—

Strong Balanced Fund, Inc.
Strong Balanced Fund	1,200,958	650,632	867,038	—

Strong Conservative Equity Funds, Inc.
Strong Dividend Income Fund	884,619	445,593	667,965	—
Strong Energy Fund	95,210	32,017	91,638	—
Strong Growth and Income Fund	4,153,648	2,017,767	3,557,620	1,077

Strong Corporate Bond Fund, Inc.
Strong Corporate Bond Fund	2,668,413	1,832,789	2,456,237	2,150

Strong Discovery Fund, Inc.
Strong Discovery Fund	1,126,171	375,422	625,817	—

Strong Equity Funds II, Inc.
Strong Small/Mid Cap Value Fund	25,425	0	10,256	0
Strong Small Company Value Fund	123,814	52,229	62,969	15,708

Strong Equity Funds, Inc.
Strong Dow 30 Value Fund	471,262	256,711	394,362	—
Strong Enterprise Fund	1,952,745	463,548	2,209,428	118
Strong Growth Fund	12,665,137	4,192,655	6,858,484	2,521
Strong Growth 20 Fund	12,994,898	753,495	1,787,183	63
Strong Large Cap Core Fund	17,401	0	28,738	—
Strong Large Company Growth Fund	289,051	131,466	80,771	26,774
Strong Mid Cap Disciplined Fund	1,908,727	760,908	928,037	—

Strong Government Securities Fund, Inc.
Strong Government Securities Fund	8,850,823	6,798,782	7,474,377	14,231

Strong Heritage Reserve Series, Inc.
Strong Heritage Money Fund	2,387,064	1,332,545	642,650	0

Strong Income Funds, Inc.
Strong High-Yield Bond Fund	1,959,660	1,357,196	1,400,245	1,843
Strong Short-Term Income Fund	67,775	0	0	0
Strong Short-Term High Yield Bond Fund	1,081,342	807,402	790,700	2,287

Strong Income Trust
Strong Florida Municipal Money Market Fund	19,328	36,935	4,494	—

Strong International Equity Funds, Inc.
Strong Overseas Fund	981,473	0	811,887	—

Strong Large Cap Growth Fund, Inc.
Strong Large Cap Growth Fund	3,503,970	1,906,405	2,492,799	—

Strong Money Market Fund, Inc.
Strong Money Market Fund	2,747,177	1,150,288	7,560,965	—

Strong Municipal Income Funds, Inc.
Strong Intermediate Municipal Bond Fund	74,618	13,094	43,105	0
Strong Minnesota Tax-Free Fund	0	0	0	2,156
Strong Municipal Money Market Fund	2,975,991	6,893,834	1,059,119	—
Strong Short-Term High Yield Municipal Fund	492,222	393,778	74,010	—
Strong Tax-Free Money Fund	1,454,549	882,024	238,694	—

Corporation/Strong Fund	Advisory	Administration	Transfer Agent	12b-1
Strong Ultra Short-Term Municipal Income Fund	5,588,564	4,753,758	760,108	6,064
Strong Wisconsin Tax-Free Fund	69,869	3,612	65,106	9,739

Strong Opportunity Fund, Inc.
Strong Endeavor Fund	20,435	1,661	27,484	0
Strong Opportunity Fund	20,914,722	8,369,699	9,484,310	11,069

Strong Short-Term Bond Fund, Inc.
Strong Short-Term Bond Fund	3,318,671	2,318,626	2,176,157	771

Strong Short-Term Municipal Bond Fund, Inc.
Strong Short-Term Municipal Bond Fund	1,552,322	1,742,417	380,590	8,486
Aggregate Total for all Funds:	$106,322,107	$58,211,952	$60,956,815	$109,955

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds’ service providers during the first quarter of 2005.

The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. Approval of the Interim Agreement will not result in an increase in the advisory fee charged to any Strong Fund during the Interim Period. If the Interim Agreement is approved, Funds Management will be entitled to receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement. However, the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by the Fund’s sub-adviser under the circumstances described under “Proposal 3.”

Funds Management is located at 525 Market Street, 12th Floor, San Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. No officers or Directors of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.(1)

Officers — Name	Position at Funds Management	Principal Occupation
Karla M. Rabusch	Director, President and Chief Executive Officer	Same as position at Funds Management
C. David Messman	Director, Senior Vice President and Secretary	Same as position at Funds Management
Stacie D. DeAngelo	Senior Vice President and Chief Operating Officer	Same as position at Funds Management
Kenneth L. Niewald	Vice President and Chief Financial Officer	Same as position at Funds Management
Andrew N. Owen	Director and Senior Vice President	Same as position at Funds Management
Dorothy A. Peters	Chief Compliance Officer	Same as position at Funds Management

Owners — Name, Relationship to Funds Management and Address

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

(1)	Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Funds Management. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio
WF 100% Treasury Money	3,371.9	$0-999M	0.300%	Class A	0.65	%(7)
Market Fund		$1B-4.99B	0.275%	Service Class	0.50	%(7)
		>$5B	0.250%
WF Asset Allocation Fund	1,161.5	$0-499M	0.650%	Class A	1.15	%(10)
		$500M-999M	0.600%	Class B	1.90	%(10)
		$1B-2.99B	0.550%	Class C	1.90	%(10)
		$3B-4.99B	0.525%	Institutional Class	0.90	%(10)
		>$5B	0.500%
WF C&B Large Cap	28.0	$0-499M	0.750%	Class A	1.20	%(11)
Value Fund		$500M-999M	0.700%	Class B	1.95	%(11)
		$1B-2.99B	0.650%	Class C	1.95	%(11)
		$3B-4.99B	0.625%	Class D	1.20	%(11)
		>$5B	0.600%	Institutional Class	0.95	%(11)
				Select Class	0.70	%(11)
WF C&B Mid Cap	542.0	$0-499M	0.750%	Class A	1.40	%(11)
Value Fund		$500M-999M	0.700%	Class B	2.15	%(11)
		$1B-2.99B	0.650%	Class C	2.15	%(11)
		$3B-4.99B	0.625%	Class D	1.25	%(11)
		>$5B	0.600%	Institutional Class	1.15	%(11)
				Select Class	0.90	%(11)
WF C&B Tax-Managed	17.0	$0-499M	0.750%	Class A	1.20	%(11)
Value Fund		$500M-999M	0.700%	Class B	1.95	%(11)
		$1B-2.99B	0.650%	Class C	1.95	%(11)
		$3B-4.99B	0.625%	Class D	1.20	%(11)
		>$5B	0.600%	Institutional Class	0.95	%(11)
WF California Limited Term	90.2	$0-499M	0.400%	Class A	0.85	%(9)
Tax-Free Fund		$500M-999M	0.350%	Class C	1.60	%(9)
		$1B-2.99B	0.300%	Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%
WF California Tax-Free	520.6	$0-499M	0.400%	Class A	0.80	%(9)
Fund		$500M-999M	0.350%	Class B	1.55	%(9)
		$1B-2.99B	0.300%	Class C	1.55	%(9)
		$3B-4.99B	0.275%	Institutional Class	0.55	%(9)
		>$5B	0.250%
WF California Tax-Free	2,537.5	$0-999M	0.300%	Class A	0.65	%(7)
Money Market Fund		$1B-4.99B	0.275%	Service Class	0.45	%(7)
		>$5B	0.250%
WF California Tax-Free	477.2		0.000%		0.20	%(7)
Money Market Trust
WF Cash Investment Money Market Fund	13,811.9		0.100%	Service Class	0.50	%(7)
				Administrative Class	0.35	%(7)
				Institutional Class	0.20	%(7)
WF Colorado Tax-Free Fund	103.0	$0-499M	0.400%	Class A	0.85	%(9)
		$500M-999M	0.350%	Class B	1.60	%(9)
		$1B-2.99B	0.300%	Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio
WF Diversified Bond Fund	185.1		0.580	%(4)	Institutional Class	0.70	%(8)
WF Diversified Equity Fund	1,442.7		0.790	%(4)	Class A	1.25	%(5)
					Class B	2.00	%(5)
					Class C	2.00	%(5)
					Institutional Class	1.00	%(5)
WF Diversified Small	442.4		0.840	%(4)	Institutional Class	1.20	%(5)
Cap Fund
WF Equity Income Fund	1,186.1	$0-499M	0.750%		Class A	1.10	%(10)
		$500M-999M	0.700%		Class B	1.85	%(10)
		$1B-2.99B	0.650%		Class C	1.85	%(10)
		$3B-4.99B	0.625%		Institutional Class	0.85	%(5)
		>$5B	0.600%
WF Government Money	9,357.8		0.100%		Class A	0.65	%(7)
Market Fund					Service Class	0.50	%(7)
					Administrative Class	0.35	%(7)
					Institutional Class	0.20	%(7)
WF Growth Balanced Fund	1,955.1		0.710	%(4)	Class A	1.20	%(5)
					Class B	1.95	%(5)
					Class C	1.95	%(5)
					Institutional Class	0.95	%(5)
WF Growth Equity Fund	556.6		1.030	%(4)	Class A	1.50	%(5)
					Class B	2.25	%(5)
					Class C	2.25	%(5)
					Institutional Class	1.25	%(5)
WF Growth Fund	172.9	$0-499M	0.750%		Class A	1.25	%(10)
		$500M-999M	0.700%		Class B	2.00	%(10)
		$1B-2.99B	0.650%		Institutional Class	1.00	%(10)
		$3B-4.99B	0.625%
		>$5B	0.600%
WF High Yield Bond Fund	300.5	$0-499M	0.550%		Class A	1.15	%(8)
		$500M-999M	0.500%		Class B	1.90	%(8)
		$1B-2.99B	0.450%		Class C	1.90	%(8)
		$3B-4.99B	0.425%
		>$5B	0.400%
WF Income Fund	334.5	$0-499M	0.450%		Class A	1.00	%(8)
		$500M-999M	0.400%		Class B	1.75	%(8)
		$1B-2.99B	0.350%		Institutional Class	0.75	%(8)
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Income Plus Fund	73.9	$0-499M	0.550%		Class A	1.00	%(8)
		$500M-999M	0.500%		Class B	1.75	%(8)
		$1B-2.99B	0.450%		Class C	1.75	%(8)
		$3B-4.99B	0.425%
		>$5B	0.400%
WF Index Allocation Fund	82.4	$0-499M	0.650%		Class A	1.15	%(10)
		$500M-999M	0.600%		Class B	1.90	%(10)
		$1B-2.99B	0.550%		Class C	1.90	%(10)
		$3B-4.99B	0.525%
		>$5B	0.500%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio
WF Inflation-Protected	70.4	$0-499M	0.450%		Class A	0.85	%(8)
Bond Fund		$500M-999M	0.400%		Class B	1.60	%(8)
		$1B-2.99B	0.350%		Class C	1.60	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.60	%(8)
		>$5B	0.300%
WF Intermediate	650.0	$0-499M	0.450%		Class A	0.95	%(8)
Government Income Fund		$500M-999M	0.400%		Class B	1.70	%(8)
		$1B-2.99B	0.350%		Class C	1.70	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.70	%(8)
		>$5B	0.300%
WF International Equity	350.7	$0-499M	0.950%		Class A	1.50	%(5)
Fund		$500M-999M	0.900%		Class B	2.25	%(5)
		$1B-2.99B	0.850%		Class C	2.25	%(5)
		$3B-4.99B	0.825%		Institutional Class	1.25	%(5)
		>$5B	0.800%
WF Large Cap Appreciation	24.5	$0-999M	0.700%		Class A	1.25	%(5)
Fund		$1B-2.99B	0.650%		Class B	2.00	%(5)
		$3B-4.99B	0.625%		Class C	2.00	%(5)
		>$5B	0.600%		Institutional Class	1.00	%(5)
WF Large Cap Value Fund	3.1	$0-499M	0.750%		Class A	1.25	%(5)
		$500M-999M	0.700%		Class B	2.00	%(5)
		$1B-2.99B	0.650%		Class C	2.00	%(5)
		$3B-4.99B	0.625%		Institutional Class	1.00	%(5)
		>$5B	0.600%
WF Large Company	2,827.8	$0-499M	0.750%		Class A	1.20	%(10)
Growth Fund		$500M-999M	0.700%		Class B	1.95	%(10)
		$1B-2.99B	0.650%		Class C	1.95	%(10)
		$3B-4.99B	0.625%		Institutional Class	0.95	%(10)
		>$5B	0.600%		Select Class	0.75	%(10)
WF Limited Term	197.2	$0-499M	0.450%		Class A	0.95	%(8)
Government Income Fund		$500M-999M	0.400%		Class B	1.70	%(8)
		$1B-2.99B	0.350%		Institutional Class	0.70	%(8)
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Liquidity Reserve Fund	1,779.4	$0-999M	0.300%		Investor Class	1.00	%(7)
		$1B-4.99B	0.275%
		>$5B	0.250%
WF Minnesota Money	94.6	$0-999M	0.300%		Class A	0.80	%(7)
Market Fund		$1B-4.99B	0.275%
		>$5B	0.250%
WF Minnesota Tax-Free	195.9	$0-499M	0.400%		Class A	0.85	%(9)
Fund		$500M-999M	0.350%		Class B	1.60	%(9)
		$1B-2.99B	0.300%		Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%
WF Moderate Balanced	553.6		0.670	%(4)	Class A	1.15	%(5)
Fund					Class B	1.90	%(5)
					Class C	1.90	%(5)
					Institutional Class	0.90	%(5)
WF Money Market Fund	6,983.1	$0-999M	0.300%		Class A	0.76	%(7)
		$1B-4.99B	0.275%		Class B	1.51	%(7)
		>$5B	0.250%
WF Money Market Trust	1,402.9		0.000%			0.20	%(7)

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio
WF Montgomery Emerging	180.5	$0-499M	1.100%	Class A	1.90	%(5)
Markets Focus Fund		$500M-999M	1.050%	Class B	2.65	%(5)
		$1B-2.99B	1.000%	Class C	2.65	%(5)
		$3B-4.99B	0.975%	Institutional Class	1.60	%(5)
		>$5B	0.950%
WF Montgomery	94.3	$0-499M	1.100%	Select Class	1.25	%(5)
Institutional Emerging		$500M-999M	1.050%
Markets Fund		$1B-2.99B	1.000%
		$3B-4.99B	0.975%
		>$5B	0.950%
WF Montgomery Mid Cap Growth Fund	106.2	$0-499M	0.750%	Class A	1.45	%(5),(12)
		$500M-999M	0.700%	Class B	2.20	%(5),(13)
		$1B-2.99B	0.650%	Class C	2.20	%(5),(13)
		$3B-4.99B	0.625%
		>$5B	0.600%
WF Montgomery Short	437.9	$0-499M	0.450%	Class A	0.85	%(8)
Duration Government		$500M-999M	0.400%	Class B	1.60	%(8)
Bond Fund		$1B-2.99B	0.350%	Class C	1.60	%(8)
		$3B-4.99B	0.325%	Institutional Class	0.60	%(8)
		>$5B	0.300%
WF Montgomery Small	82.2	$0-499M	0.900%	Class A	1.40	%(10)
Cap Fund		$500M-999M	0.850%	Class B	2.15	%(10)
		$1B-2.99B	0.800%	Class C	2.15	%(10)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(10)
		>$5B	0.750%
WF Montgomery Total	316.4	$0-499M	0.450%	Class A	0.90	%(8)
Return Bond Fund		$500M-999M	0.400%	Class B	1.65	%(8)
		$1B-2.99B	0.350%	Class C	1.65	%(8)
		$3B-4.99B	0.325%	Institutional Class	0.70	%(8)
		>$5B	0.300%	Select Class	0.42	%(8)
WF National Limited Term	172.3	$0-499M	0.400%	Class A	0.85	%(9)
Tax-Free Fund		$500M-999M	0.350%	Class B	1.60	%(9)
		$1B-2.99B	0.300%	Class C	1.60	%(9)
		$3B-4.99B	0.275%	Institutional Class	0.60	%(9)
		>$5B	0.250%
WF National Tax-Free Fund	329.4	$0-499M	0.400%	Class A	0.85	%(9)
		$500M-999M	0.350%	Class B	1.60	%(9)
		$1B-2.99B	0.300%	Class C	1.60	%(9)
		$3B-4.99B	0.275%	Institutional Class	0.60	%(9)
		>$5B	0.250%
WF National Tax-Free	2,171.8		0.100%	Class A	0.65	%(7)
Money Market Fund				Service Class	0.45	%(7)
				Institutional Class	0.20	%(7)
WF National Tax-Free	352.2		0.000%		0.20	%(7)
Money Market Trust
WF Nebraska Tax-Free Fund	46.3	$0-499M	0.400%	Institutional Class	0.83	%(9),(14)
		$500M-999M	0.350%
		$1B-2.99B	0.300%
		$3B-4.99B	0.275%
		>$5B	0.250%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio
WF Outlook 2010 Fund	195.1	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook 2020 Fund	302.0	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook 2030 Fund	190.8	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook 2040 Fund	234.4	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook Today Fund	88.6	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Overland Express	4,540.0	$0-999M	0.300%		1.08	%(7)
Sweep Fund		$1B-4.99B	0.275%
		>$5B	0.250%
WF Overseas Fund	0.0	$0-499M	0.950%	Class A	1.50	%(5)
		$500M-999M	0.900%
		$1B-2.99B	0.850%
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Prime Investment	1,699.3		0.100%	Service Class	0.55	%(7)
Money Market Fund				Institutional Class	0.20	%(7)
WF SIFE Specialized	512.8	$0-499M	0.950%	Class A	1.35	%(10)
Financial Services Fund		$500M-999M	0.900%	Class B	2.10	%(10)
		$1B-2.99B	0.850%	Class C	2.10	%(10)
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Small Cap Growth Fund	164.1	$0-499M	0.900%	Class A	1.45	%(10)
		$500M-999M	0.850%	Class B	2.20	%(10)
		$1B-2.99B	0.800%	Class C	2.20	%(10)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(10)
		>$5B	0.750%
WF Small Cap Opportunities	521.1	$0-499M	0.900%	Institutional Class	1.20	%(5)
Fund		$500M-999M	0.850%
		$1B-2.99B	0.800%
		$3B-4.99B	0.775%
		>$5B	0.750%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio
WF Small Company	526.2	$0-499M	0.900%		Class A	1.45	%(5)
Growth Fund		$500M-999M	0.850%		Class B	2.20	%(5)
		$1B-2.99B	0.800%		Class C	2.20	%(5)
		$3B-4.99B	0.775%		Institutional Class	1.20	%(5)
		>$5B	0.750%
WF Small Cap Disciplined	91.6	$0-499M	0.900%		Class A	1.45	%(5)
Fund		$500M-999M	0.850%		Class B	2.20	%(5)
		$1B-2.99B	0.800%		Class C	2.20	%(5)
		$3B-4.99B	0.775%		Institutional Class	1.20	%(5)
		>$5B	0.750%
WF Specialized Health	34.9	$0-499M	0.950%		Class A	1.65	%(5)
Sciences Fund		$500M-999M	0.900%		Class B	2.40	%(5)
		$1B-2.99B	0.850%		Class C	2.40	%(5)
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Specialized Technology	158.0	$0-499M	1.050%		Class A	1.75	%(10)
Fund		$500M-999M	1.000%		Class B	2.50	%(10)
		$1B-2.99B	0.950%		Class C	2.50	%(10)
		$3B-4.99B	0.925%
		>$5B	0.900%
WF Stable Income Fund	749.3	$0-499M	0.450%		Class A	0.90	%(8)
		$500M-999M	0.400%		Class B	1.65	%(8)
		$1B-2.99B	0.350%		Class C	1.65	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.65	%(8)
		>$5B	0.300%
WF Strategic Growth	168.5		0.740	%(4)	Institutional Class	1.00	%(5)
Allocation Fund
WF Strategic Income Fund	402.4		0.640	%(4)	Institutional Class	0.85	%(5)
WF Tactical Maturity	16.1	$0-499M	0.450%		Institutional Class	0.60	%(8)
Bond Fund		$500M-999M	0.400%
		$1B-2.99B	0.350%
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Treasury Plus Money	4,999.1		0.100%		Class A	0.65	%(7)
Market Fund					Service Class	0.50	%(7)
					Institutional Class	0.20	%(7)
WF WealthBuilder Growth	93.0	$0-999M	0.200%			1.50	%(8)
& Income Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%
WF WealthBuilder Growth	271.2	$0-999M	0.200%			1.50	%(8)
Balanced Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%
WF WealthBuilder Growth	111.6	$0-999M	0.200%			1.50	%(8)
Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%

(1)	Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of June 30, 2004.

(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4)	Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.

(5)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense Ratio.

(6)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.

(7)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.

(8)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.

(9)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.

(10)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.

(11)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.

(12)	Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%

(13)	Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%

(14)	Effective 11/1/04, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain a Net Expense Ratio of 0.75%

The Wells Fargo Funds Board has adopted a dormant “multi-manager” structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Wells Fargo Funds Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds’ own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

Approval of the Interim Agreement by the Board

In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement (except that the advisory fee paid by the Strong Dividend Income Fund will no longer be potentially reduced when no performance fee is earned by this Fund’s sub-adviser); (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital will employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

The Board unanimously recommends that you vote in favor of the Interim Agreement between your Fund and Funds Management.

PROPOSAL 3:
APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS

Summary

At the closing of the Transaction, the existing investment sub-advisory agreements between SCM and (1) W. H. Reaves & Co., Inc. (“Reaves”), on behalf of the Strong Dividend Income Fund (“Reaves Sub-advisory Agreement”) and (2) Scarborough Investment Advisers, LLC (“Scarborough”), on behalf of the Strong Energy Fund (“Scarborough Sub-advisory Agreement”), will terminate. In August, 2004, the Board unanimously voted to approve for each Strong Fund, except the Strong Index 500 and the three Strong Life Stage Series interim investment sub-advisory agreements, a form of which is included in this Prospectus/Proxy Statement as Exhibit H, between Funds Management and three investment sub-advisers, as described below, which, if approved by shareholders, would be effective during the Interim Period.

Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds will bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund’s Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

Terms of the Terminating Reaves Sub-advisory Agreement and Scarborough Sub-advisory Agreement and the Interim Sub-advisory Agreements

Currently, SCM has entered into investment sub-advisory agreements only with respect to the Strong Dividend Income and Strong Energy Funds. Funds Management, however, will enter into investment sub-advisory agreements with new sub-advisers on behalf of each Strong Fund, except Strong Index 500 and the three Strong Life Stage Series, during the Interim Period.

Under the terms of the Reaves Sub-advisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Dividend Income Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the NYSE, Reaves generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm’s length transactions. For the period January 1, 2003, to December 31, 2003, 87.881% ($359,536) of the Strong Dividend Income Fund’s aggregate brokerage commissions were paid to Reaves. Reaves bears all expenses incurred by it in connection with its services under the Reaves Sub-advisory Agreement. The Reaves Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Reaves. The Reaves Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days’ notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The Reaves Sub-advisory Agreement may be terminated by Reaves upon 180 days’ notice for any reason. The Reaves Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

The date of the Reaves Sub-advisory Agreement is December 8, 2001. The Reaves Sub-advisory Agreement was last submitted to shareholder vote on December 7, 2001. Under the Reaves Sub-advisory Agreement, SCM pays Reaves a fee, based on the Dividend Income Fund’s average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund’s net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark (“Benchmark”). The Benchmark will be 90% of the performance of the Russell 1000® Value Index. Specifically, Reaves will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund’s performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund’s performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. If Reaves meets this performance criteria, the Fund’s advisory fee is not adjusted. If Reaves does not meet this performance criteria, the Fund’s advisory fee is reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. SCM and Reaves share, in proportion to the fees they receive under the Strong Advisory Agreement and Reaves Sub-advisory Agreement, respectively, in the amount of payments SCM is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

The Reaves Sub-Advisory Agreement is only applicable to the Strong Dividend Income Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Reaves Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Reaves Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days’ notice; (ii) by SCM for breach upon 20 days’ notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason; and (iii) by Reaves upon 180 days’ notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days’ notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Reaves Sub-Advisory Agreement, Reaves is prohibited from, except as specified in the Reaves Sub-Advisory Agreement or agreed to in writing by Reaves: (i) offering investment advice to any investment company other than the Strong Dividend Income Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Dividend Income Fund. Under the Reaves Sub-Advisory Agreement, Reaves must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

Under the terms of the Scarborough Sub-advisory Agreement, Scarborough furnishes investment advisory and portfolio management services to the Strong Energy Fund with respect to its investments. Scarborough is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Scarborough bears all expenses incurred by it in connection with its services under the Scarborough Sub-advisory Agreement. The Scarborough Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Scarborough. The Scarborough Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days’ notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The Scarborough Sub-advisory Agreement may be terminated by Scarborough upon 180 days’ notice for any reason. The Scarborough Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

The date of the Scarborough Sub-advisory Agreement is September 29, 1997. The Scarborough Sub-advisory Agreement was last submitted to shareholder vote on September 30, 1997. Under the Scarborough Sub-advisory Agreement, SCM pays Scarborough a fee, based on the Strong Energy Fund’s average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund’s average daily net asset value on the first $250 million of the Fund’s net assets, (ii) 0.40% of the Fund’s average daily net asset value on the Fund’s net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund’s average daily net asset value on the Fund’s net assets over $1.25 billion. SCM may waive all or any portion of its advisory fee. In the event of a full waiver, the sub-advisory fee is zero. In the event of a partial waiver, the sub-advisory fee is reduced pro rata.

The Scarborough Sub-Advisory Agreement is only applicable to the Strong Energy Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Scarborough Sub-Advisory Agreement except with respect to the fee schedules, which are shown below, and with respect to the following provisions. The Scarborough Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days’ notice; (ii) by SCM for breach upon 20 days’ notice, immediately in the event that Scarborough becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason; and (iii) by Scarborough upon 180 days’ notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days’ notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Scarborough Sub-Advisory Agreement, Scarborough is prohibited from, except as specified in the Scarborough Sub-Advisory Agreement or agreed to in writing by Scarborough: (i) offering investment advice to any investment company other than the Strong Energy Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Energy Fund. Under the Scarborough Sub-Advisory Agreement, Scarborough must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

The Board last approved the Reaves Sub-advisory Agreement and Scarborough Sub-advisory Agreement on April 30, 2004.

SCM paid the following sub-advisory fees to Reaves or Scarborough during the last fiscal year:

Corporation/Strong Fund	Sub-advisory
Strong Conservative Equity Funds, Inc.
Strong Dividend Income Fund	829,330
Strong Energy Fund	63,464
Aggregate Total for all Funds:	$892,794

Proposal 3a: Approval of an Investment Sub-advisory Agreement with Wells Capital Management Incorporated

The interim investment sub-advisory agreement between Funds Management and Wells Capital (“Interim Wells Capital Sub-advisory Agreement”) would apply to each Strong Fund that currently has a Strong Advisory Agreement, except the Strong Growth and Income, Strong Large Cap Core, and Strong Overseas Funds.

Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market

Street, 10th Floor, San Francisco, CA 94105. No officers or Directors of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or Directors of the Strong Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.1

Officer — Name	Position at Wells Capital	Principal Occupation
Robert W. Bissell	Director and President	Same as position at Wells Capital
Kirk Hartman	Executive Vice President, (Chief Investment Officer)	Same as position at Wells Capital
William L. Timoney	Executive Vice President, (Client Services)	Same as position at Wells Capital
Amru A. Khan	Executive Vice President, (Sales and Marketing)	Same as position at Wells Capital
David O’Keefe	Chief Financial Officer	Same as position at Wells Capital
Thomas M. O’Malley	Executive Vice President, (Short Duration/Liquidity Management)	Same as position at Wells Capital
James W. Paulsen	Executive Vice President, (Chief Investment Strategist)	Same as position at Wells Capital
Monica W. Poon	Chief Compliance Officer	Same as position at Wells Capital
William C. Stevens	Senior Vice President (Chief Fixed Income Officer)	Same as position at Wells Capital

Owners — Name, Relationship to Wells Capital and Address

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

Fund	Fund Assets	Fee
Strong Balanced Fund	$0–1,000 million Over $1,000 million	0.25 0.20	% %
Strong Florida Municipal Money Market Fund Strong Heritage Money Fund Strong Money Market Fund Strong Municipal Money Market Fund Strong Tax-Free Money Fund	$0–1,000 million Over $1,000 million	0.05 0.04	% %
Strong Asia Pacific Fund	$0–200 million Over $200 million	0.45 0.35	% %

(1)	Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

Fund	Fund Assets	Fee
Strong Discovery Fund Strong Enterprise Fund Strong Mid Cap Disciplined Fund Strong Opportunity Fund Strong Small Company Value Fund Strong Small/Mid Cap Value Fund	$0–200 million Over $200 million	0.35 0.30	% %
Strong Dividend Income Fund Strong Dow 30 Value Fund Strong Endeavor Fund Strong Energy Fund Strong Growth 20 Fund Strong Growth Fund Strong Large Cap Growth Fund Strong Large Company Growth Fund	$0–200 million Next $200 million Over $400 million	0.35 0.30 0.25	% % %
Strong Corporate Bond Fund
Strong Government Securities Fund
Strong High-Yield Bond Fund
Strong Intermediate Municipal Bond Fund
Strong Minnesota Tax-Free Fund
Strong Short-Term Bond Fund
Strong Short-Term High Yield Bond Fund
Strong Short-Term High Yield Municipal Fund
Strong Short-Term Income Fund
Strong Short-Term Municipal Bond Fund
Strong Ultra Short-Term Income Fund
Strong Ultra Short-Term Municipal Income Fund
Strong Wisconsin Tax-Free Fund
	$0–400 million Next $400 million Over $800 million	0.20 0.175 0.15	% % %

Wells Capital serves as the sub-adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives as the Strong Funds that would be covered by the Interim Wells Capital Sub-advisory Agreement. The chart below lists certain required information about such funds. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements
WF 100% Treasury Money	3,371.9	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%
WF Asset Allocation Fund	1,161.5	$0-1B	0.15%	0.00%
		>$1B	0.10%
WF California Limited Term	90.2	$0-400M	0.15%	0.00%
Tax-Free Fund		$400M-800M	0.125%
		>$800M	0.10%
WF California Tax-Free	520.6	$0-400M	0.15%	0.00%
Fund		$400M-800M	0.125%
		>$800M	0.10%
WF California Tax-Free	2,537.5	$0-1B	0.05%	0.00%
Money Market Fund		>$1B	0.04%
WF California Tax-Free	477.2		0.00%	0.00%
Money Market Trust
WF Cash Investment Money	13,811.9	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements
WF Colorado Tax-Free Fund	103.0	$0-400M	0.15%	0.00%
		$400M-800M	0.125%
		>$800M	0.10%
WF Equity Income Fund	1,186.1	$0-200M	0.25%	0.00%
		$200M-400M	0.20%
		>$400M	0.15%
WF Government Money	9,357.8	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%
WF Growth Fund	172.9	$0-200M	0.25%	0.00%
		$200M-400M	0.20%
		>$400M	0.15%
WF Growth Balanced Fund	1,955.1		0.05%	0.00%
WF Income Fund	334.5	$0-400M	0.15%	0.00%
		$400M-800M	0.125%
		>$800M	0.10%
WF Income Plus Fund	73.9	$0-400M	0.20%	0.00%
		$400-800M	0.175%
		>$800M	0.15%
WF Index Allocation Fund	82.4	$0-1B	0.15%	0.00%
		>$1B	0.10%
WF Inflation-Protected Bond	70.4	$0-400M	0.15%	0.00%
Fund		$400M-800M	0.125%
		>$800M	0.10%
WF Intermediate	650.0	$0-400M	0.15%	0.00%
Government Income Fund		$400M-800M	0.125%
		>$800M	0.10%
WF Limited Term	197.2	$0-400M	0.15%	0.00%
Government Income Fund		$400M-800M	0.125%
		>$800M	0.10%
WF Liquidity Reserve Fund	1,779.4	$0-1B	0.05%	0.00%
		>$1B	0.04%
WF Minnesota Money	94.6	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%
WF Minnesota Tax-Free	195.9	$0-400M	0.15%	0.00%
Fund		$400M-800M	0.125%
		>$800M	0.10%
WF Moderate Balanced	553.6		0.05%	0.00%
Fund
WF Money Market Fund	6,983.1	$0-1B	0.05%	0.00%
		>$1B	0.04%
WF Money Market Trust	1,402.9		0.00%	0.00%
WF Montgomery Emerging	180.5	$0-200M	0.35%	0.00%
Markets Focus Fund		>$200M	0.25%
WF Montgomery	94.3	$0-200M	0.35%	0.00%
Institutional Emerging		>$200M	0.25%
Markets Fund

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements
WF Montgomery Mid Cap	106.2	$0-200M	0.25%	0.00%
Growth Fund		>$200M	0.20%
WF Montgomery Short	437.9	$0-400M	0.15%	0.00%
Duration Government Bond		$400M-800M	0.125%
Fund		>$800M	0.10%
WF Montgomery Small Cap	82.2	$0-200M	0.25%	0.00%
Fund		>$200M	0.20%
WF Montgomery Total	316.4	$0-400M	0.15%	0.00%
Return Bond Fund		$400M-800M	0.125%
		>$800M	0.10%
WF National Limited Term	172.3	$0-400M	0.15%	0.00%
Tax-Free Fund		$400M-800M	0.125%
		>$800M	0.10%
WF National Tax-Free Fund	329.4	$0-400M	0.15%	0.00%
		$400M-800M	0.125%
		>$800M	0.10%
WF National Tax-Free	2,171.8	$0-1B	0.05%	0.00%
Money Market Fund		>$1B	0.04%
WF National Tax-Free	352.2		0.00%	0.00%
Money Market Trust
WF Nebraska Tax-Free Fund	46.3	$0-400M	0.15%	0.00%
		$400M-800M	0.125%
		>$800M	0.10%
WF Overland Express	4,540.0	$0-1B	0.05%	0.00%
Sweep Fund		>$1B	0.04%
WF Prime Investment	1,699.3	$0-1B	0.05%	0.00%
Money Market Fund		>$1B	0.04%
WF SIFE Specialized	512.8	$0-200M	0.25%	0.00%
Financial Services Fund		$200-400M	0.20%
		>$400M	0.15%
WF Small Cap Growth Fund	164.1	$0-200M	0.25%	0.00%
		>$200M	0.20%
WF Strategic Growth	168.5		0.05%	0.00%
Allocation Fund
WF Strategic Income Fund	402.4		0.05%	0.00%
WF Treasury Plus Money	4,999.1	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%

(1)	Total assets as of June 30, 2004.

(2)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

Approval of the Interim Wells Capital Sub-advisory Agreement by the Board

In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement; (ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September 29, 2004.

The Board unanimously recommends that you vote in favor of the Interim Wells Capital Sub-advisory Agreement with Funds Management.

Proposal 3b: Approval of an Investment Sub-advisory Agreement with Matrix Asset Advisors, Inc. (“Matrix”)

The interim investment sub-advisory agreement between Funds Management and Matrix (“Interim Matrix Sub-advisory Agreement”) would apply to the Strong Growth and Income and Strong Large Cap Core Funds.

Matrix is located at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of Matrix. No officers or Directors of the Strong Funds have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

Officers — Name	Position at Matrix	Principal Occupation
David A. Katz	President, Chief Investment Officer and Chief Compliance Officer	Same as position at Matrix
Douglas S. Altabef	Senior Managing Director	Same as position at Matrix
Lon F. Birnholz	Managing Director and Chief Financial Officer	Same as position at Matrix
Steven Roukis	Senior Vice President	Same as position at Matrix

Under the Interim Matrix Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Matrix a sub-advisory fee based on the following fee schedule:

Fund Assets	Fee
$0–50 million	0.20%
>$50 million	0.16%

Matrix serves as the adviser to the Matrix Advisors Value Fund (“Matrix Fund”), which [may] have similar investment objectives as the Strong Growth and Income and Strong Large Cap Core Funds. The chart below lists certain required information about the Matrix Fund. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ending June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%.

Fund	Asset Size (in millions)(1)	Fee
Matrix Advisors Value Fund	315.9	1.00%

(1)	Total assets as of June 30, 2004.

Approval of the Interim Matrix Sub-advisory Agreement by the Board

In considering the Interim Matrix Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Matrix Sub-advisory Agreement; (ii) that the fees under the Interim Matrix Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. The Board had within the past year received information regarding Matrix and met with representatives of Matrix. Matrix provided updated information to the Board. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Matrix Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Matrix on September 29, 2004.

The Board unanimously recommends that shareholders of the Strong Growth and Income and Strong Large Cap Core Funds vote in favor of the Interim Matrix Sub-advisory Agreement with Matrix.

Proposal 3c: Approval of an Investment Sub-advisory Agreement with New Star Institutional Managers Limited (“New Star”)

The interim investment sub-advisory agreement between Funds Management and New Star (“Interim New Star Sub-advisory Agreement”) would apply to the Strong Overseas Fund.

New Star is located at 1 Knightsbridge Green, London, SW1X 7NE. The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. Currently, no officers or Directors of the Strong Funds are officers, directors, employees, shareholders or general partners of New Star. No officers or Directors of the Strong Funds have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.

Officer — Name	Position at Net Star	Principal Occupation
Deborah J. Weekes	Director and Head of Finance	Same as position at New Star
Rupert Ruvigny	Director and Chief Operating Officer	Same as position at New Star
Howard Covington	Director and Chief Executive Officer	Same as position at New Star
Christie B. Sanders	Director and Fixed Income Fund Manager	Same as position at New Star
Mark S. Beale	Director and Co-Head Institutional	Same as position at New Star
Richard D. Lewis	Director and Co-Head Institutional	Same as position at New Star
Keith C. Brown	Director and Head of Business Development	Same as position at New Star
Anna E. Kirk	Director and Head of Fund Administration	Same as position at New Star
John L. Duffield	Chairman	Same as position at New Star

Owners — Name, Relationship to New Star and Address

New Star Institutional Managers Limited
Direct Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

New Star Asset Management Group Limited
Ultimate Parent Company
Controlling Owner
1 Knightsbridge Green
London, SW1X 7NE

Under the Interim New Star Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay New Star a sub-advisory fee based on the following fee schedule:

Fund Assets	Fee
$0–50 million	0.35%
Next $500 million	0.29%
> $550 million	0.20%

New Star serves as the sub-adviser to a fund that has a similar investment objective and style as the Strong Overseas Fund. The chart below lists certain required information about such fund.

Name of Fund	Asset Size(1) (in millions)	Annual Sub-advisory Fee(2)		Waivers/Reimbursements
Frontegra New Star International Equity Fund	$12.0	0–100MM >100M	0.33% 50% of net sub-advisory fee	0.00%

(1)	Total assets as of June 30, 2004.

(2)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund.

Approval of the Interim New Star Sub-advisory Agreement by the Board

In considering the Interim New Star Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim New Star Sub-advisory Agreement; (ii) that the fees under the Interim New Star Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim New Star Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of New Star on September 29, 2004.

The Board unanimously recommends that shareholders of the Strong Overseas Fund vote in favor of the Interim New Star Sub-advisory Agreement with New Star.

INFORMATION ON VOTING

This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at a special meeting of shareholders of the Strong Funds (“Meeting”). The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on December 10, 2004 at 9:00 a.m. (Central Time).

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy ballot; or

•	call the toll-free number printed on your proxy ballot.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on October 1, 2004 are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

When a quorum is present, approval of each proposal is required as follows:

Proposal	Voting Requirement
1. Approval of an Agreement and Plan of Reorganization	The affirmative vote of a majority of the shares entitled to vote.
2. Approval of an Interim Advisory Agreement
The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund’s outstanding shares.

3. Approval of an Interim Sub-advisory Agreement
The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund’s outstanding shares.

The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast for that proposal. Abstentions are not considered “votes cast” and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote “against” and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $1.5 million, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

OUTSTANDING SHARES

As of October 1, 2004, each Strong Fund and Acquiring Fund had the following numbers of shares outstanding:

Strong Asia Pacific Fund	11,254,294.594
Strong Balanced Fund	8,177,301.925
Strong Corporate Bond Fund	49,470,396.074
Strong Discovery Fund	8,371,360.252
Strong Dividend Income Fund	7,931,882.843
Strong Dow 30 Value Fund	5,680,858.673
Strong Endeavor Fund	2,161,209.700
Strong Energy Fund	1,152,191.964
Strong Enterprise Fund	11,953,020.773
Strong Florida Municipal Money Market Fund	18,648,023.910
Strong Government Securities Fund	128,787,743.636
Strong Growth 20 Fund	10,940,709.561
Strong Growth and Income Fund	26,438,497.346
Strong Growth Fund	82,657,675.391
Strong Heritage Money Fund	610,643,210.510
Strong High-Yield Bond Fund	46,990,623.266
Strong Index 500 Fund	12,308,020.449
Strong Intermediate Municipal Bond Fund	3,602,687.653
Strong Large Cap Core Fund	396,844.118
Strong Large Cap Growth Fund	24,472,921.656
Strong Large Company Growth Fund	5,404,671.107
Strong Life Stage Series — Aggressive Portfolio	3,136,757.824
Strong Life Stage Series — Conservative Portfolio	2,110,434.433
Strong Life Stage Series — Moderate Portfolio	5,642,921.596
Strong Mid Cap Disciplined Fund	32,650,101.498
Strong Minnesota Tax-Free Fund	437,982.169
Strong Money Market Fund	1,080,459,755.210
Strong Municipal Money Market Fund	884,397,377.490
Strong Opportunity Fund	57,177,768.497
Strong Overseas Fund	9,106,043.633
Strong Short-Term Bond Fund	66,874,653.607
Strong Short-Term High Yield Bond Fund	25,567,249.356
Strong Short-Term High Yield Municipal Fund	15,399,832.207
Strong Short-Term Income Fund	5,185,086.590
Strong Short-Term Municipal Bond Fund	50,298,697.049
Strong Small Company Value Fund	6,607,148.228
Strong Small/Mid Cap Value Fund	1,110,900.687
Strong Tax-Free Money Fund	1,098,310,486.320
Strong Ultra Short-Term Income Fund	158,319,298.930
Strong Ultra Short-Term Municipal Income Fund	252,880,528.579
Strong Wisconsin Tax-Free Fund	4,599,008.179
WF Index Fund	24,046,412.592
WF Minnesota Tax-Free Fund	17,182,644.491
WF Money Market Fund	6,802,329,561.541
WF National Tax-Free Money Market Fund	2,273,569,393.990

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Each Acquiring Fund, except for the WF Index Fund, WF Minnesota Tax-Free Fund, WF Money Market Fund, and WF National Tax-Free Money Market Fund, is a newly created series of the trust of which it is a series and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of the Fund. Accordingly, a controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund or Acquiring Fund:

Fund	Name & Address	Type of Ownership	% of Fund
Strong Dow 30 Value Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Record	36.84%
Strong Endeavor Fund	Strong Moderate Portfolio a Series of Strong Life Stage Series Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Record	40.22%
	Strong Aggressive Portfolio a Series of Strong Life Stage Series Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Record	29.34%
Strong Government Securities Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Record	26.12%
Strong High-Yield Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Record	25.76%
Strong Life Stage Series —Conservative Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Record	69.33%
Strong Life Stage Series — Moderate Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Record	76.93%
Strong Life Stage Series — Aggressive Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Record	54.91%
Strong Mid Cap Disciplined Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Record	27.10%
Strong Minnesota Tax-Free Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Record	33.80%
Strong Short-Term High-Yield Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Record	41.57%
Strong Short-Term Income Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Record	82.55%

Fund	Name & Address	Type of Ownership	% of Fund
Strong Short-Term Municipal Bond Fund	National Financial Services Corp. PO Box 3750 New York, NY 10008-3750	Record	26.66%
Wells Fargo Index Fund	Wells Fargo Bank NA, FBO Index Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	84.82%
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Bank NA, FBO
Minnesota Tax-Free I
ATTN: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA, FBO
Minnesota Tax-Free I
ATTN: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533
		Record Record	31.95 30.40	% %
Wells Fargo Money Market Fund	Wells Fargo Service Company FBO Sweep Funds FA Retail Sweep Operations 3401 N 4th Ave # N9777-131 Sioux Falls, SD 57104-0783	Record	34.77%

To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund or Acquiring Fund:

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Asia Pacific Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	21.48%	21.48%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	17.19%	17.19%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	5.88%	5.88%
Strong Balanced Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	5.48%	5.48%
Strong Corporate Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	18.05%	14.91%
	State Street Bank & Trust 200 Newport Ave Ste Q75 Quincy, MA 02170-1742	Investor; Record	7.28%	6.01%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Corporate Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	71.11%	2.78%
	Great West Life & Annuity Insurance Company 8515 E Orchard Rd Englewood, CO 80111-5037	Advisor; Record	8.24%	0.32%
	Orchard Trust Company Cust 8515 E Orchard Rd #2T2 Englewood, CO 80111-5037	Advisor; Record	6.48%	0.25%
	75% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	21.89%	2.94%
	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	18.83%	2.53%
	90% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	14.03%	1.88%
	60% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	11.63%	1.56%
	35% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	11.39%	1.53%
	20% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	10.38%	1.39%
	National Financial Services Corp Dept 5th Floor One World Financial Center 200 Liberty St New York, NY 10281-1003	Institutional; Record	9.70%	1.30%
Strong Discovery Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	11.51%	11.51%
Strong Dividend Income Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	21.31%	11.94%
	US Clearing Corp 26 Broadway New York, NY 10004-1798	Investor; Record	5.58%	3.12%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Dividend Income Fund	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	100.00%	1.93%
Strong Dow 30 Value Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	36.84%	12.63%
Strong Endeavor Fund	Strong Moderate Portfolio a Series of Strong Life Stage Series Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	40.22%	8.53%
	Strong Aggressive Portfolio a Series of Strong Life Stage Series Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	29.34%	6.22%
	Strong Conservative Portfolio a Series of Strong Life Stage Series Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	9.77%	2.07%
Strong Energy Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	17.08%	1.38%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	10.32%	0.84%
	Charles B Levinson & Sara M Levinson Community Property 14044 W Rico Dr Sun City West, AZ 85375-2801	Investor; Record	6.96%	0.56%
Strong Enterprise Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	10.34%	9.63%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	8.22%	7.66%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	7.00%	6.52%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	80.26%	0.46%
	Prudential Investment Mgmnt Service 194 Wood Avenue South Iselin NJ 08830	Institutional; Record	74.44%	1.41%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Institutional; Record	22.80%	0.43%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	92.85%	4.04%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Enterprise Fund	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	7.15%	0.31%
Strong Florida Municipal Money Market Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	17.96%	0.09%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	10.72%	0.06%
	Sylvia K Stevens Trust Milton S Stevens Trust Sylvia K Stevens Trust PO Box 490194 Key Biscayne, FL 33149-0194	Investor; Record	6.51%	0.03%
Strong Government Securities Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	25.12%	22.18%
	Fidelity Investments 100 Magellan Way #KW1C Covington, KY 41015-1987	Investor; Record	6.40%	5.65%
	Nationwide Trust Company FSB PO Box 182029 Columbus, OH 43218	Investor; Record	5.68%	5.02%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	70.88%	3.89%
	Investors Bank & Trust Co Tr 4 Manhattanville Rd Purchase NY 10577-2139	Advisor; Record	10.89%	0.60%
	Balanced Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	24.22%	1.45%
	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	15.78%	0.94%
	60% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	9.75%	0.58%
	35% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	9.55%	0.57%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Government Securities Fund	75% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	9.18%	0.55%
	20% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	8.70%	0.52%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Dear Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class C; Record	18.03%	0.44%
	American Enterprise PO Box 9446 Minneapolis, MN 55440	Class C; Record	5.22%	0.01%
Strong Growth Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	10.46%	7.38%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	83.07%	0.33%
	Aggressive Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	19.33%	3.11%
	90% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	15.17%	2.44%
	Deutsche Bank Securities Inc PO Box 1346 Baltimore, MD 21203	Institutional; Record	13.88%	2.23%
	75% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	11.84%	1.91%
	Moderate Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	10.38%	1.67%
	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Institutional; Record	8.47%	1.36%
	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	7.64%	1.23%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Growth Fund	Balanced Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	6.25%	1.01%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	39.93%	0.01%
	LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	Class C; Record	8.32%	0.00%
	American Enterprise Investment SVCS PO Box 9446 Minneapolis, MN 55440	Class C; Record	6.20%	0.00%
	American Enterprise Investment SVCS PO Box 9946 Minneapolis, MN 55440	Class C; Record	6.16%	0.00%
	American Enterprise Investment SVCS PO Box 9446 Minneapolis, MN 55440	Class C; Record	5.45%	0.00%
	American Enterprise Investments SVCS PO Box 9446 Minneapolis, MN 55449	Class C; Record	5.38%	0.00%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	90.70%	3.72%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	9.30%	0.38%
Strong Growth 20 Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	14.58%	1.30%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	6.00%	0.54%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	58.72%	0.17%
	UMB Bank NA 1 SW Security Benefit Pl Topeka, KS 66636-0001	Advisor; Record	22.71%	0.07%
	UMG Bank NA 1 SW Security Benefit Pl Topeka, KS 66636-0001	Advisor; Record	9.04%	0.03%
Strong Growth and Income Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	18.16%	15.95%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Growth and Income Fund	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	8.93%	7.84%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	7.41%	6.51%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	65.45%	0.73%
	Master Account Participating Kemflex Plans 811 Main St Kansas City, MO 64105-2005	Advisor; Record	16.39%	0.18%
	UMB Bank NA 1 SW Security Benefit Pl Topeka, KS 66636-0001	Advisor; Record	7.74%	0.09%
	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Institutional; Record	88.78%	5.76%
	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Institutional; Record	7.58%	0.49%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	41.54%	1.63%
	Strong Moderate Portfolio a Series of Strong Life Stage Series Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	26.66%	1.05%
	Strong Aggressive Portfolio a Series of Strong Life Stage Series Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	21.88%	0.86%
	Strong Conservative Portfolio a Strong Life Stage Series Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	9.70%	0.38%
Strong Heritage Money Fund	US Clearing Corp 26 Broadway New York, NY 10004-1798	Investor; Record	22.96%	17.36%
	RIH Segregated 100 Plaza One Jersey City, NJ 07311-3901	Advisor; Record	36.35%	0.01%
	Raymond James & Associates Inc 880 Carillon Pkwy St. Petersburg, FL 33716	Advisor; Record	29.30%	0.01%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Heritage Money Fund	Raymond James & Associates Inc 880 Carillon Pkwy St. Petersburg, FL 33716	Advisor; Record	18.87%	0.00%
	Raymond James & Associates Inc 880 Carillon Pkwy St. Petersburg, FL 33716	Advisor; Record	10.35%	0.00%
	Raymond James & Associates Inc 880 Carillon Pkwy St. Petersburg, FL 33716	Advisor; Record	5.13%	0.00%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	22.55%	5.55%
	Gilbert P. Hyatt PO Box 81230 Las Vegas, NV 89180-1230	Institutional; Record	7.06%	1.74%
	Richard T. Weiss 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	6.33%	1.56%
	US Clearing Corp 26 Broadway New York, NY 10004-1703	Institutional; Record	6.27%	1.54%
	Bear Stearns Securities Corp 1 Metrotech Center North Brooklyn, NY 11201-3859	Institutional; Record	5.67%	1.40%
Strong High-Yield Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	24.17%	19.86%
	National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Investor; Record	5.05%	4.15%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	95.81%	5.94%
	Deseret Mutual Benefit 60 E South Temple Salt Lake City UT 84111-1004	Institutional; Record	92.66%	11.23%
	McAllen Firemen’s Pension & Relief Fund PO Box 220 McAllen, TX 78505-0220	Institutional; Record	5.93%	0.72%
Strong Index 500 Fund	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	15.05%	5.09%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	11.99%	4.05%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Intermediate Municipal Bond Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	18.47%	18.47%
	Skywest Inc 444 S River Road St George, UT 84790-2085	Investor; Record	13.03%	13.03%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	11.33%	11.33%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	10.11%	10.11%
Strong Large Cap Core Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	13.43%	0.10%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	12.28%	0.09%
Strong Large Cap Growth Fund	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	5.22%	5.22%
Strong Large Company Growth Fund	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	20.99%	15.55%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	16.26%	12.04%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	10.53%	7.80%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Investor; Record	5.41%	4.01%
	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	97.10%	4.05%
Strong Life Stage Series Conservative Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	69.33%	69.33%
Strong Life Stage Series Moderate Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	76.93%	76.93%
Strong Life Stage Series Aggressive Portfolio	SSBT Trustee/Custodian PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	54.91%	54.91%
Strong Mid Cap Disciplined Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	27.10%	27.10%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
	National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Investor; Record	13.18%	13.18%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	7.38%	7.38%
Strong Minnesota Tax-Free Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	32.63%	0.74%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Flr Minneapolis, MN 55402	Class C; Record	20.47%	0.05%
	US Clearing 26 Broadway New York, NY 10004-1703	Class C; Record	8.65%	0.02%
	American Enterprise Investment Svcs P.O Box 9446 Minneapolis, MN 55440	Class C; Record	8.64%	0.02%
	US Clearing 26 Broadway New York, NY 10004-1703	Class C; Record	7.92%	0.02%
	Wells Fargo Investments LLC 608 Second Avenue South 8th Flr Minneapolis, MN 55402	Class C; Record	7.42%	0.02%
	US Clearing 26 Broadway New York, NY 10004-1703	Class C; Record	6.73%	0.02%
	US Clearing 26 Broadway New York, NY 10004-1703	Class C; Record	5.17%	0.01%
Strong Money Market Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	17.29	2.39%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Investor; Record	7.75%	1.07%
Strong Municipal Money Market Fund	Southwest Bank of Texas NA PO Box 27459 Houston, TX 77227-7459	Investor; Record	7.32%	7.32%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	5.88%	5.88%
Strong Opportunity Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	13.32%	12.66%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Opportunity Fund	Fidelity Investments 100 Magellan Way #KW1C Covington, KY 41015-1987	Investor; Record	6.41%	6.09%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	41.41%	2.55%
	State Street Bank & Trust Co 200 Newport Avenue North Quincy, MA 02171-2102	Advisor; Record	46.15%	2.29%
	SSBT Trustee/Cust PO Box 1408 Milwaukee, WI 53201-1408	Class K; Record	90.56%	0.06%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	9.44%	0.01%
Strong Overseas Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	21.65%	21.69%
	Aggressive Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	13.28%	13.31%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	5.39%	5.40%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	87.86%	0.13%
	Timothy L Birkenstock & Crystal L Birkenstock JT Ten W293 N3923 Round Hill Cir Pewaukee, WI 53072-3159	Institutional; Record	7.75%	0.01%
Strong Short-Term Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	16.27%	13.46%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	88.22%	1.40%
	20% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	14.58%	1.14%
	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	13.23%	1.04%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Short-Term Bond Fund	35% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	10.67%	0.84%
	60% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	8.17%	0.64%
	Balanced Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	8.12%	0.64%
	Muhlenberg College 2400 W Chew St Allentown, PA 18104-5564	Institutional; Record	8.08%	0.63%
	Bond Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	6.65%	0.52%
	Co-Bank Company C/0 County National Bank PO Box 42 Clearfield, PA 16830-0042	Institutional; Record	5.42%	0.42%
Strong Short-Term High-Yield Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	27.12%	20.42%
	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	14.96%	11.27%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	84.45%	21.44%
Strong Short-Term High Yield Municipal Fund	Trucojo 4305 Frederick Blvd PO Box 846 St Joseph, MO 64502-0846	Advisor; Record	13.61%	3.46%
	Dean V White 1000 E 80th Place Ste 700N Merrillville, IN 46410-5667	Investor; Record	28.52%	6.52%
	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4122	Investor; Record	10.11%	2.31%
	Skywest Inc 444 S River Road St George UT 84790-2085	Investor; Record	9.59%	2.19%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Short-Term Income Fund	Strong Investments Inc 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	82.55%	6.73%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	10.73%	0.87%
Strong Short-Term Municipal Bond Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	17.26%	13.23%
	Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class C; Record	71.31%	0.78%
	Raymond James & Assoc Inc 880 Carillon Pkwy St. Petersburg, FL 77227-2352	Class C; Record	14.44%	0.16%
Strong Small Company Value Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	19.38%	19.38%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	12.13%	12.13%
Strong Small/Mid Cap Value Fund	Christina Mattin PO Box 1632 New Canaan, CT 06840-1632	Investor; Record	15.02%	15.02%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	12.72%	12.72%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	7.31%	7.31%
Strong Tax-Free Money Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	14.52%	4.52%
Strong Ultra Short-Term Income Fund	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	16.93%	15.23%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	86.73%	5.29%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Institutional; Record	16.07%	0.70%
	National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Institutional; Record	11.59%	0.50%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Ultra Short-Term Income Fund	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	10.49%	0.45%
	Canal Securities Company PO Box 1522 Elmira, NY 14902-1522	Institutional; Record	7.14%	0.31%
	Balanced Portfolio Edvest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	6.44%	0.28%
Strong Ultra Short-Term Municipal Income	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	11.04%	7.96%
	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	6.51%	4.69%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Advisor; Record	87.60%	2.86%
	National Financial Services 5th Flr One World Financial Center 200 Liberty St New York, NY 10281-1003	Institutional; Record	14.01%	3.41%
	US Natural Resources Inc 8000 NE Parkway Dr Ste 100 Vancouver, WA 98662-6738	Institutional; Record	9.42%	2.29%
	Drake & Co 333 W 34th St Fl 7 New York, NY 10001-2402	Institutional; Record	8.13%	1.98%
	Jon E. Kinzenbaw & Marcia A. Kinzenbaw Ten Com 2148 PP Ave Williamsburg, IA 52361-8567	Institutional; Record	7.93%	1.93%
	N B Kurnick Tr Revocable Trust 16251 Tisbury Cir Huntington Beach, CA 92649	Institutional; Record	5.55%	1.35%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Institutional; Record	5.46%	1.33%
Strong Wisconsin Tax-Free Fund	US Clearing a Division of Fleet Securities Inc 26 Broadway New York, NY 10004-1703	Investor; Record	17.46%	16.59%
	Charles Schwab & Co Inc San Francisco, CA 94104-4122	Investor; Record	13.18%	12.53%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Wisconsin Tax-Free Fund	American Enterprise Investment Svcs PO Box 9446 Minneapolis, MN 55440	Class C; Record	11.10%	0.53%
Wells Fargo Index Fund	Wells Fargo Bank NA, FBO Index Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I: Record	9.70%	6.41%
Wells Fargo Minnesota Tax-Free Fund
Charles Schwab & Co Inc
Special Custody Account
Exclusively FBO the Customers
101 Montgomery St
San Francisco, CA 94104-4122

American Enterprise Investment
Services FBO 890000611
PO Box 9446
Minneapolis, MN 55440-9446

Wells Fargo Bank NA, FBO
Minnesota Tax-Free I
ATTN: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533
		Class A: Record Class B: Record Class I: Record	7.69% 5.46% 10.05%	1.52% 0.40% 7.09%
Wells Fargo National Tax-Free Money Market Fund
Wells Fargo Investments LLC
C/O Alec O’Connor
625 Marquette Ave Fl 12
Minneapolis, MN 55402-2308

Wells Fargo Bank NA
ATTN: Cash Sweep Dept
MAC N9306-04C
733 Marquette Ave
Minneapolis, MN 55479-0001

Wells Fargo Institutional Brokerage Services
C/O Sean O’Farrell
608 2nd Avenue S # N9303-054
Minneapolis, MN 55479-0001
		Class: Service Record Record Record	23.15% 16.32% 9.00%	7.42% 5.23% 2.89%

As of October 1, 2004, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of any Class of any Acquiring Fund.

As of October 1, 2004, the officers and Trustees of the Strong Funds as a group owned less than 1% of any class of any Strong Fund.

ANNUAL MEETING AND SHAREHOLDER MEETINGS

For each Fund, except the Strong Florida Municipal Money Market Fund, an annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board of the applicable Fund selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the Fund’s investment advisory contract; (iii) ratification of the selection of the Fund’s independent auditors; or (iv) approval of the Fund’s distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

The Strong Florida Municipal Money Market Fund will not hold annual shareholder meetings unless required by the Delaware Statutory Trust Act or other applicable law. There will normally be no annual meeting of shareholders in any year in which election of Trustees by shareholders is not required by the 1940 Act. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Trustees, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund’s principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law. If the Reorganizations are completed, the Strong Funds will not hold another shareholder meeting.

DISSENTERS’ RIGHTS

If the Reorganizations are approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

EXHIBIT A — EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS

          The following tables describe the current fees and expenses associated with holding Strong Fund and Acquiring Fund shares. In particular, the tables (a) compare the current fees and expenses, for each Class of each Strong Fund and the corresponding Class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown. Please refer to the “Comparison of Shareholder Account Features and Services” section for information on initial sales charges, contingent deferred sales charges, and redemption fees.

A.      Strong Asia Pacific Fund/WF Asia Pacific Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Asia Pacific Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Asia Pacific	0.75%	0.96%	1.71	%(2)	0.025%	1.685	%(2)(3)
Pro Forma-WF Asia Pacific(4)	1.10%	0.67%	1.77%		0.12%	1.65	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.65%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.00%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.025% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class shares of Strong Asia Pacific Fund into the Investor Class shares of the WF Asia Pacific Fund.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Asia Pacific	$171	$536	$926	$2,017
Pro Forma-WF Asia Pacific(1)	$168	$533	$936	$2,063

(1)	Assuming the reorganization of the Investor Class shares of Strong Asia Pacific Fund into the Investor Class shares of the WF Asia Pacific Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

B.       Strong Balanced Fund/WF Balanced Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Balanced Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Balanced Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Balanced	0.56%	0.74%	1.30	%(2)	0.033%	1.267	%(2)(3)
Pro Forma-WF Balanced(4)	0.65%	0.84%	1.49%		0.24%	1.25	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements, Net Annual Operating Expenses were 1.25%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.
(4)	Assuming the reorganization of the Investor Class shares of Strong Balanced Fund into the Investor Class shares of the WF Balanced Fund.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Balanced	$129	$409	$710	$1,565
Pro Forma-WF Balanced(1)	$127	$423	$766	$1,737

(1)	Assuming the reorganization of the Investor Class shares of Strong Balanced Fund into the Investor Class shares of the WF Balanced Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

C.      Strong Corporate Bond Fund/WF Corporate Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Corporate Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Corporate Bond Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Corporate Bond	0.375%	0.00%	0.705%	1.08	%(2)	0.00%	1.08	%(2)(5)
Pro Forma-WF Corporate Bond(3)	0.44%	0.00%	0.82%	1.26%		0.23%	1.03	%(4)
Advisor Class
Strong Corporate Bond	0.375%	0.25%	0.565%	1.19	%(2)	0.00%	1.19	%(2)(5)
Pro Forma-WF Corporate Bond(3)	0.44%	0.00%	0.65%	1.09%		0.09%	1.00	%(4)
Institutional/Select Class
Strong Corporate Bond	0.375%	0.00%	0.285%	0.66	%(2)	0.00%	0.66	%(2)(5)
Pro Forma-WF Corporate Bond(3)	0.44%	0.00%	0.20%	0.64%		0.03%	0.61	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.06%, 1.13%, and 0.64% for the Investor Class, Advisor Class, Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Corporate Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Corporate Bond Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.03%, 1.10%, and 0.61% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Corporate Bond	$110	$343	$595	$1,317
Pro Forma-WF Corporate Bond(1)	$105	$353	$646	$1,481
Advisor Class
Strong Corporate Bond	$121	$378	$654	$1,443
Pro Forma-WF Corporate Bond(1)	$102	$328	$583	$1,312
Institutional/Select Class
Strong Corporate Bond	$67	$211	$368	$822
Pro Forma-WF Corporate Bond(1)	$62	$199	$351	$793

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Corporate Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Corporate Bond Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

D.      Strong Discovery Fund/WF Discovery Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Discovery Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Discovery Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Discovery	0.75%	0.69%	1.44	%(2)	0.033%	1.407	%(2)(3)
Pro Forma-WF Discovery(4)	0.75%	0.85%	1.60%		0.22%	1.38	%(5)

(1)

The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.38%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.
(4)	Assuming the reorganization of the Investor Class shares of Strong Discovery Fund into the Investor Class shares of the WF Discovery Fund.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Discovery	$143	$452	$784	$1,721
Pro Forma-WF Discovery(1)	$140	$461	$828	$1,862

(1)	Assuming the reorganization of the Investor Class shares of Strong Discovery Fund into the Investor Class shares of the WF Discovery Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

E.      Strong Dividend Income Fund/Strong Energy Fund/Strong Dow 30 Value Fund/WF Dividend Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Dividend Income Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (a) the Strong Dividend Income Fund, (b) the Strong Energy Fund, (c) the Strong Dow 30 Value Fund, (d) the Strong Dividend Income and the Strong Energy Funds, (e) the Strong Dividend Income and the Strong Dow 30 Value Funds, (f) the Strong Energy and the Strong Dow 30 Value Funds, and (g) the Strong Dividend Income, Strong Energy and Strong Dow 30 Value Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)		Other Expenses	Total Annual Operating Expenses(13)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Dividend Income	0.60	%(2)	0.83%	1.43	%(3)	0.033%	1.397	%(3)(4)
Strong Energy	0.75%		1.25%	2.00	%(3)	0.033%	1.967	%(3)(4)
Strong Dow 30 Value	0.55%		0.87%	1.42	%(3)	0.025%	1.395	%(3)(4)
Pro Forma-WF Dividend Income(5)	0.75%		0.80%	1.55%		0.18%	1.37	%(6)
Pro Forma-WF Dividend Income(7)	0.75%		1.26%	2.01%		0.64%	1.37	%(6)
Pro Forma-WF Dividend Income(8)	0.75%		0.80%	1.55%		0.18%	1.37	%(6)
Pro Forma-WF Dividend Income(9)	0.75%		0.80%	1.55%		0.18%	1.37	%(6)
Pro Forma-WF Dividend Income(10)	0.75%		0.77%	1.52%		0.15%	1.37	%(6)
Pro Forma-WF Dividend Income(11)	0.75%		0.80%	1.55%		0.18%	1.37	%(6)
Pro Forma-WF Dividend Income(12)	0.75%		0.77%	1.52%		0.15%	1.37	%(6)
Class K/Institutional Class
Strong Dividend Income	0.60	%(2)	0.80%	1.40	%(3)	0.443%	0.957	%(3)(4)
Pro Forma-WF Dividend Income(5)	0.75%		0.53%	1.28%		0.32%	0.96	%(6)
Pro Forma-WF Dividend Income(9)	0.75%		0.53%	1.28%		0.32%	0.96	%(6)
Pro Forma-WF Dividend Income(10)	0.75%		0.50%	1.25%		0.29%	0.96	%(6)
Pro Forma-WF Dividend Income(12)	0.75%		0.50%	1.25%		0.29%	0.96	%(6)

(1)

Each Fund, except the Strong Dow 30 Value Fund, has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)	The management fee is affected by the Fund’s performance. If the Fund’s sub-adviser had met certain performance criteria, the management fee would have been 0.70%.
(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Dividend Income
Investor Class	1.38%
Class K	0.96%
Strong Energy
Investor Class	1.93%
Strong Dow 30 Value
Investor Class	1.37%

SCM and its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Class K shares of the Strong Dividend Income Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 0.99%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Strong Dividend Income Fund and the Strong Energy Fund and 0.025% for the Strong Dow 30 Value Fund until May 21, 2005.

(5)	Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.
(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(7)	Assuming the reorganization of the Investor Class shares of Strong Energy Fund into the Investor Class shares of the WF Dividend Income Fund.
(8)	Assuming the reorganization of the Investor Class shares of Strong Dow 30 Value Fund into the Investor Class shares of the WF Dividend Income Fund.
(9)

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund and the Investor Class shares of the Strong Energy Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(10)

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income and Investor Class shares of the Strong Dow 30 Value Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(11)	Assuming the reorganization of the Investor Class shares of Strong Energy and Strong Dow 30 Value Funds into the Investor Class shares of the WF Dividend Income Fund.
(12

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund and the Investor Class shares of the Strong Energy and Strong Dow 30 Value Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(13)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Dividend Income	$142	$449	$778	$1,710
Strong Energy	$200	$624	$1,025	$2,325
Strong Dow 30 Value	$142	$447	$774	$1,700
Pro Forma-WF Dividend Income(1)	$139	$453	$810	$1,814
Pro Forma-WF Dividend Income(2)	$139	$503	$961	$2,232
Pro Forma-WF Dividend Income(3)	$139	$453	$810	$1,814
Pro Forma-WF Dividend Income(4)	$139	$453	$810	$1,814
Pro Forma-WF Dividend Income(5)	$139	$450	$800	$1,786
Pro Forma-WF Dividend Income(6)	$139	$453	$810	$1,814
Pro Forma-WF Dividend Income(7)	$139	$450	$800	$1,786
Class K/Institutional Class
Strong Dividend Income	$98	$400	$724	$1,641
Pro Forma-WF Dividend Income(1)	$98	$341	$639	$1,487
Pro Forma-WF Dividend Income(4)	$98	$341	$639	$1,487
Pro Forma-WF Dividend Income(5)	$98	$338	$629	$1,459
Pro Forma-WF Dividend Income(7)	$98	$338	$629	$1,459

(1)	Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.
(2)	Assuming the reorganization of the Investor Class shares of Strong Energy Fund into the Investor Class shares of the WF Dividend Income Fund.
(3)	Assuming the reorganization of the Investor Class shares of Strong Dow 30 Value Fund into the Investor Class shares of the WF Dividend Income Fund.
(4)

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income and Investor Class shares of the Strong Energy Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(5)

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund and Investor Class shares of the Strong Dow 30 Value Fund into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

(6)	Assuming the reorganization of the Investor Class shares of Strong Energy and Strong Dow 30 Value Funds into the Investor Class shares of the WF Dividend Income Fund.
(7)

Assuming the reorganization of the Investor Class and Class K shares of Strong Dividend Income Fund and the Investor Class shares of the Strong Energy and Strong Dow 30 Value Funds into the Investor Class and Institutional Class shares of the WF Dividend Income Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

F.	Strong Enterprise Fund/WF Enterprise Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Enterprise Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Enterprise Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Enterprise	0.75%	0.00%	1.15%	1.90	%(2)	0.033%	1.867	%(2)(3)
Pro Forma-WF Enterprise(4)	0.75%	0.00%	0.88%	1.63%		0.06%	1.57	%(5)
Advisor Class
Strong Enterprise	0.75%	0.25%	0.66%	1.66	%(2)	0.033%	1.627	%(2)(3)
Pro Forma-WF Enterprise(4)	0.75%	0.00%	0.71%	1.46%		0.06%	1.40	%(5)
Institutional Class/Select Class
Strong Enterprise	0.75%	0.00%	0.22%	0.97	%(2)	0.033%	0.937	%(2)(3)
Pro Forma-WF Enterprise(4)	0.75%	0.00%	0.26%	1.01%		0.11%	0.90	%(5)
Class K/Institutional Class
Strong Enterprise	0.75%	0.00%	0.56%	1.31	%(2)	0.143%	1.167	%(2)(3)
Pro Forma-WF Enterprise(4)	0.75%	0.00%	0.53%	1.28%		0.13%	1.15	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.84%, 1.59%, 0.90%, and 1.17% for the Investor Class, Advisor Class, Institutional Class, and Class K, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Strong Enterprise Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.00% and 1.20% for the Investor Class and Class K, respectively. In addition, pursuant to the directions of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class K shares of Strong Enterprise Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Enterprise Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Enterprise	$190	$594	$1,023	$2,219
Pro Forma-WF Enterprise(1)	$160	$502	$875	$1,922
Advisor Class
Strong Enterprise	$165	$520	$899	$1,963
Pro Forma-WF Enterprise(1)	$143	$450	$786	$1,736
Institutional Class/Select Class
Strong Enterprise	$96	$306	$533	$1,187
Pro Forma-WF Enterprise(1)	$92	$299	$536	$1,216
Class K/Institutional Class
Strong Enterprise	$119	$401	$704	$1,566
Pro Forma-WF Enterprise(1)	$117	$380	$677	$1,522

(1)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class K shares of Strong Enterprise Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Enterprise Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

G.	Strong Florida Municipal Money Market Fund/Strong Tax-Free Money Fund/WF National Tax-Free Money Market Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF National Tax-Free Money Market Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for (a) the Strong Florida Municipal Money Market Fund, (b) the Strong Tax-Free Money Fund, and (c) the Strong Florida Municipal Money Market and Strong Tax-Free Money Funds. The Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the twelve-month period ended March 31, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(7)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class/Administrator Class
Strong Florida Municipal Money Market	0.15%	0.58%	0.73	%(1)	0.23%	0.50	%(1)(2)
Strong Tax-Free Money	0.15%	0.43%	0.58	%(1)	0.00%	0.58	%(1)
Pro Forma-WF National Tax-Free Money Market(3)	0.10%	0.29%	0.39%		0.09%	0.30	%(4)
Pro Forma-WF National Tax-Free Money Market(5)	0.10%	0.28%	0.38%		0.08%	0.30	%(4)
Pro Forma-WF National Tax-Free Money Market(6)	0.10%	0.28%	0.38%		0.08%	0.30	%(4)

(1)	With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Florida Municipal Money Market
Investor Class	0.45%
Strong Tax-Free Money
Investor Class	0.30%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(2)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Strong Florida Municipal Money Market Fund until March 1, 2006 to keep Total Annual Operating Expenses at no more than 0.50%.

(3	Assuming the reorganization of the Investor Class shares of Strong Florida Municipal Money Market Fund into the Administrator Class shares of the WF National Tax-Free Money Market Fund.
(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(5)	Assuming the reorganization of the Investor Class shares of Strong Tax-Free Money Fund into the Administrator Class shares of the WF National Tax-Free Money Market Fund.
(6)

Assuming the reorganization of the Investor Class shares of Strong Florida Municipal Money Market and Strong Tax-Free Money Funds into the Administrator Class shares of the WF National Tax-Free Money Market Fund.

(7)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the twelve-month period ended March 31, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class/Administrator Class
Strong Florida Municipal Money Market	$51	$210	$383	$884
Strong Tax-Free Money	$60	$187	$326	$732
Pro Forma-WF National Tax-Free Money Market(1)	$31	$106	$200	$475
Pro Forma-WF National Tax-Free Money Market(2)	$31	$105	$197	$464
Pro Forma-WF National Tax-Free Money Market(3)	$31	$105	$197	$464

(1)	Assuming the reorganization of the Investor Class shares of Strong Florida Municipal Money Market Fund into the Administrator Class shares of the WF National Tax-Free Money Market Fund.
(2)	Assuming the reorganization of the Investor Class shares of Strong Tax-Free Money Fund into the Administrator Class shares of the WF National Tax-Free Money Market Fund.
(3)

Assuming the reorganization of the Investor Class shares of Strong Florida Municipal Money Market and Strong Tax-Free Money Funds into the Administrator Class shares of the WF National Tax-Free Money Market Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

H.	Strong Government Securities Fund/WF Government Securities Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Government Securities Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Government Securities Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Government Securities	0.35%	0.00%	0.75%	1.10	%(2)	—	1.10	%(2)(3)
Pro Forma-WF Government Securities(4)	0.39%	0.00%	0.80%	1.19%		0.14%	1.05	%(5)
Advisor Class
Strong Government Securities	0.35%	0.25%	0.58%	1.18	%(2)	—	1.18	%(2)(3)
Pro Forma-WF Government Securities(4)	0.39%	0.00%	0.63%	1.02%		0.07%	0.95	%(5)
Institutional Class/Select Class
Strong Government Securities	0.35%	0.00%	0.17%	0.52	%(2)	—	0.52	%(2)(3)
Pro Forma-WF Government Securities(4)	0.39%	0.00%	0.18%	0.57%		0.09%	0.48	%(5)
Class C
Strong Government Securities	0.35%	1.00%	0.70%	2.05	%(2)	—	2.05	%(2)(3)
Pro Forma-WF Government Securities(4)	0.39%	0.75%	0.63%	1.77%		0.07%	1.70	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.07%, 1.13%, 0.51%, and 2.03%, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.025% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.05% for the Investor Class, 1.10% for the Advisor Class, 0.48% for the Institutional Class, and 2.00% for Class C.

(4)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class C shares of Strong Government Securities Fund into the Investor Class, Advisor Class, Select Class and Class C shares of the WF Government Securities Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Government Securities	$110	$347	$604	$1,338
Pro Forma-WF Government Securities(1)	$107	$349	$627	$1,418
Advisor Class
Strong Government Securities	$118	$372	$647	$1,430
Pro Forma-WF Government Securities(1)	$97	$310	$549	$1,235
Institutional Class/Select Class
Strong Government Securities	$51	$164	$288	$650
Pro Forma-WF Government Securities(1)	$49	$164	$300	$696
Class C
Strong Government Securities
(if you do redeem your shares)	$306	$640	$1,101	$2,377
(if you do not redeem your shares)	$206	$640	$1,101	$2,377
Pro Forma-WF Government Securities(1)
(if you do redeem your shares)	$273	$543	$946	$2,072
(if you do not redeem your shares)	$173	$543	$946	$2,072

(1)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class and Class C shares of Strong Government Securities Fund into the Investor Class, Advisor Class, Select Class and Class C shares of the WF Government Securities Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

I.	Strong Growth Fund/Strong Growth 20 Fund/WF Growth Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Growth Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (a) the Strong Growth Fund, (b) the Strong Growth 20 Fund, and (c) the Strong Growth and Strong Growth 20 Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Growth	0.75%	0.00%	0.77%	1.52	%(2)	0.033%	1.487	%(2)(3)
Strong Growth 20	0.75%	0.00%	1.13%	1.88	%(2)	0.033%	1.847	%(2)(3)
Pro Forma-WF Growth(4)	0.70%	0.00%	0.81%	1.51%		0.04%	1.47	%(5)
Pro Forma-WF Growth(6)	0.75%	0.00%	0.88%	1.63%		0.16%	1.47	%(5)
Pro Forma-WF Growth(7)	0.69%	0.00%	0.82%	1.51%		0.04%	1.47	%(5)

Fund	Management Fees (1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Advisor Class
Strong Growth	0.75%	0.25%	0.60%	1.60	%(2)	0.033%	1.567	%(2)(3)
Strong Growth 20	0.75%	0.25%	0.65%	1.65	%(2)	0.033%	1.617	%(2)(3)
Pro Forma-WF Growth(4)	0.70%	0.00%	0.64%	1.34%		0.04%	1.30	%(5)
Pro Forma-WF Growth(6)	0.75%	0.00%	0.71%	1.46%		0.16%	1.30	%(5)
Pro Forma-WF Growth(7)	0.69%	0.00%	0.65%	1.34%		0.04%	1.30	%(5)
Institutional Class/Select Class
Strong Growth	0.75%	0.00%	0.17%	0.92	%(2)	0.033%	0.887	%(2)(3)
Pro Forma-WF Growth(4)	0.70%	0.00%	0.19%	0.89%		0.04%	0.85	%(5)
Pro Forma-WF Growth(7)	0.69%	0.00%	0.20%	0.89%		0.04%	0.85	%(5)
Class C
Strong Growth	0.75%	1.00%	1.80%	3.55	%(2)	1.083%	2.467	%(2)(3)
Pro Forma-WF Growth(4)	0.70%	0.75%	0.64%	2.09%		0.04%	2.05	%(5)
Pro Forma-WF Growth(7)	0.69%	0.75%	0.65%	2.09%		0.04%	2.05	%(5)
Class K/Institutional Class
Strong Growth	0.75%	0.00%	0.55%	1.30	%(2)	0.343%	0.957	%(2)(3)
Pro Forma-WF Growth(4)	0.70%	0.00%	0.46%	1.16%		0.20%	0.96	%(5)
Pro Forma-WF Growth(7)	0.69%	0.00%	0.47%	1.16%		0.20%	0.96	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Growth
Investor Class	1.47%
Advisor Class	1.53%
Institutional Class	0.87%
Class C	2.46%
Class K	0.96%
Strong Growth 20
Investor Class	1.82%
Advisor Class	1.58%

SCM and its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(3)

SCM or its affiliates have contractually agreed to waive their fees and/or absorb expenses for the Strong Growth Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% and 0.99% for Class C and Class K, respectively. In addition, pursuant to the direction of the Board and certain regulatory settlements SCM has contractually agreed to waive and/or absorb 0.033% of fees until May 21, 2005.

(4)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of Strong Growth Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)	Assuming the reorganization of the Investor Class and Advisor Class shares of the WF Growth 20 Fund into the Investor Class and Advisor Class shares of the WF Growth Fund.
(7)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Growth	$151	$477	$826	$1,810
Strong Growth 20	$188	$588	$1,013	$2,198
Pro Forma-WF Growth(1)	$150	$469	$816	$1,795
Pro Forma-WF Growth(2)	$150	$482	$856	$1,905
Pro Forma-WF Growth(3)	$150	$469	$816	$1,795
Advisor Class
Strong Growth	$159	$502	$868	$1,897
Strong Growth 20	$164	$517	$894	$1,952
Pro Forma-WF Growth(1)	$132	$416	$726	$1,606
Pro Forma-WF Growth(2)	$132	$429	$766	$1,718
Pro Forma-WF Growth(3)	$132	$416	$726	$1,606
Institutional Class/Select Class
Strong Growth	$91	$290	$506	$1,128
Pro Forma-WF Growth(1)	$87	$276	$485	$1,089
Pro Forma-WF Growth(3)	$87	$276	$485	$1,089
Class C
Strong Growth
(if you redeem your shares)	$350	$988	$1,749	$3,748
(if you do not redeem your shares)	$250	$988	$1,749	$3,748
Pro Forma-WF Growth(1)
(if you redeem your shares)	$308	$647	$1,116	$2,414
(if you do not redeem your shares)	$208	$647	$1,116	$2,414
Pro Forma-WF Growth(3)
(if you redeem your shares)	$308	$647	$1,116	$2,414
(if you do not redeem your shares)	$208	$647	$1,116	$2,414
Class K/Institutional Class
Strong Growth	$98	$378	$680	$1,538
Pro Forma-WF Growth(1)	$98	$328	$599	$1,372
Pro Forma-WF Growth(3)	$98	$328	$599	$1,372

(1)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of Strong Growth Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

(2)	Assuming the reorganization of the Investor Class and Advisor Class shares of the Strong Growth 20 Fund into the Investor Class and Advisor Class shares of the WF Growth Fund.
(3)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, Class C and Class K shares of Strong Growth Fund and the Investor Class and Advisor Class shares of the Strong Growth 20 Fund into the Investor Class, Advisor Class, Select Class, Class C and Institutional Class shares of the WF Growth Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

J.	Strong Growth and Income Fund/Strong Large Cap Core Fund/WF Growth and Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Growth and Income Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (a) the Strong Growth and Income Fund, (b) the Strong Large Cap Core Fund, and (c) the Strong Growth and Income and Strong Large Cap Core Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Growth and Income	0.55%	0.00%	0.86%	1.41	%(2)	0.033%	1.377	%(2)(3)
Strong Large Cap Core	0.75%	0.00%	2.23%	2.98	%(2)	1.013%	1.967	%(2)(3)
Pro Forma-WF Growth and Income(4)	0.74%	0.00%	0.77%	1.51%		0.20%	1.31	%(5)
Pro Forma-WF Growth and Income(6)	0.75%	0.00%	2.43%	3.18%		1.87%	1.31	%(5)
Pro Forma-WF Growth and Income(7)	0.74%	0.00%	0.77%	1.51%		0.20%	1.31	%(5)
Advisor Class
Strong Growth and Income	0.55%	0.25%	0.61%	1.41	%(2)	0.033%	1.377	%(2)(3)
Pro Forma-WF Growth and Income(4)	0.74%	0.00%	0.60%	1.34%		0.20%	1.14	%(5)
Pro Forma-WF Growth and Income(7)	0.74%	0.00%	0.60%	1.34%		0.20%	1.14	%(5)
Institutional Class/Select Class
Strong Growth and Income	0.55%	0.00%	0.16%	0.71	%(2)	0.033%	0.677	%(2)(3)
Pro Forma-WF Growth and Income(4)	0.74%	0.00%	0.20%	0.94%		0.28%	0.66	%(5)
Pro Forma-WF Growth and Income(7)	0.74%	0.00%	0.20%	0.94%		0.28%	0.66	%(5)
Class K/Institutional Class
Strong Growth and Income	0.55%	0.00%	0.53%	1.08	%(2)	0.123%	0.957	%(2)(3)
Pro Forma-WF Growth and Income(4)	0.74%	0.00%	0.47%	1.21%		0.25%	0.96	%(5)
Pro Forma-WF Growth and Income(7)	0.74%	0.00%	0.47%	1.21%		0.25%	0.96	%(5)

(1)

Each Fund, except the Strong Growth and Income Fund, has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Growth and Income
Investor Class	1.36%
Advisor Class	1.35%
Institutional Class	0.66%
Class K	0.96%
Strong Large Cap Core
Investor Class	1.80%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 0.99% for the Class K shares of the Strong Growth and Income Fund and at no more than 2.00% for the Investor Class shares of the Strong Large Cap Core Fund. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of Strong Growth and Income Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)	Assuming the reorganization of the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class shares of the WF Growth and Income Fund.
(7)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of Strong Growth and Income Fund and the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Growth and Income	$140	$443	$768	$1,688
Strong Large Cap Core	$200	$826	$1,478	$3,227
Pro Forma-WF Growth and Income(1)	$133	$437	$785	$1,766
Pro Forma-WF Growth and Income(2)	$133	$617	$1,326	$3,214
Pro Forma-WF Growth and Income(3)	$133	$437	$785	$1,766
Advisor Class
Strong Growth and Income	$140	$443	$768	$1,688
Pro Forma-WF Growth and Income(1)	$116	$384	$695	$1,577
Pro Forma-WF Growth and Income(3)	$116	$384	$695	$1,577
Institutional Class/Select Class
Strong Growth and Income	$69	$224	$392	$879
Pro Forma-WF Growth and Income(1)	$67	$242	$464	$1,102
Pro Forma-WF Growth and Income(3)	$67	$242	$464	$1,102
Class K/ Institutional Class
Strong Growth and Income	$98	$331	$584	$1,306
Pro Forma-WF Growth and Income(1)	$98	$333	$616	$1,420
Pro Forma-WF Growth and Income(3)	$98	$333	$616	$1,420

(1)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of Strong Growth and Income Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class shares of the WF Growth and Income Fund.
(3)

Assuming the reorganization of the Investor Class, Advisor Class, Institutional Class, and Class K shares of Strong Growth and Income Fund and the Investor Class shares of the Strong Large Cap Core Fund into the Investor Class, Advisor Class, Select Class and Institutional Class shares of the WF Growth and Income Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

K.	Strong Heritage Money Fund/WF Heritage Money Market Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Heritage Money Market Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Heritage Money Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during recent six-month period ended April 30, 2004.

Fund	Management Fees	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(4)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class/Administrator Class
Strong Heritage Money	0.15%	0.00%	0.56%	0.71	%(1)	0.00%	0.71	%(1)
Pro Forma-WF Heritage Money Market(2)	0.10%	0.00%	0.31%	0.41%		0.03%	0.38	%(3)
Advisor Class/Administrator Class
Strong Heritage Money	0.15%	0.25%	0.15%	0.55	%(1)	0.00%	0.55	%(1)
Pro Forma-WF Heritage Money Market(2)	0.10%	0.00%	0.31%	0.41%		0.03%	0.38	%(3)
Institutional Class
Strong Heritage Money	0.15%	0.00%	0.13%	0.28	%(1)	0.00%	0.28	%(1)
Pro Forma-WF Heritage Money Market(2)	0.10%	0.00%	0.19%	0.29%		0.11%	0.18	%(3)

(1)

With all fee waivers and/or expense absorptions, the Net Annual Operating Expenses were 0.40%, 0.43%, and 0.18% for the Investor Class, Advisor Class and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(2)

Assuming the reorganization of the Investor Class and Advisor Class shares of Strong Heritage Money Fund into the Administrator Class shares of the WF Heritage Money Market Fund and Institutional Class shares of Strong Heritage Money Fund into the Institutional Class shares of the WF Heritage Money Market Fund.

(3)	Funds Management has committed to waive fees and/or reimburse expenses until April 30, 2007 to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses shown.
(4)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class/Administrator Class
Strong Heritage Money	$73	$227	$395	$883
Pro Forma-WF Heritage Money Market(1)	$39	$125	$224	$512
Advisor Class/Administrator Class
Strong Heritage Money	$56	$176	$307	$689
Pro Forma-WF Heritage Money Market(1)	$39	$125	$224	$512
Institutional Class
Strong Heritage Money	$29	$90	$157	$356
Pro Forma-WF Heritage Money Market(1)	$18	$70	$140	$346

(1)

Assuming the reorganization of the Investor Class and Advisor Class shares of Strong Heritage Money Fund into the Administrator Class shares of the WF Heritage Money Market Fund and Institutional Class shares of the Strong Heritage Money Fund into Institutional Class Shares of the WF Heritage Money Market Fund. into Institutional Class Shares of the WF Heritage Money Market Fund

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

L.	Strong High-Yield Bond Fund/WF High Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF High Income Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong High-Yield Bond Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong High-Yield Bond	0.375%	0.000%	0.535%	0.91	%(2)	—	0.91	%(2)(3)
Pro Forma-WF High Income(4)	0.55%	0.00%	0.77%	1.32%		0.46%	0.86	%(5)
Advisor Class
Strong High-Yield Bond	0.375%	0.250%	0.575%	1.20	%(2)	—	1.20	%(2)(3)
Pro Forma-WF High Income(4)	0.55%	0.00%	0.60%	1.15%		0.24%	0.91	%(5)
Institutional Class/Select Class
Strong High-Yield Bond	0.375%	0.000%	0.095%	0.47	%(2)	—	0.47	%(2)(3)
Pro Forma-WF High Income(4)	0.55%	0.00%	0.20%	0.75%		0.32%	0.43	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.88%, 1.13%, and 0.46% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.025% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.86% for the Investor Class, 1.10% for the Advisor Class and 0.43% for the Institutional Class.

(4)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong High-Yield Bond Fund into the Investor Class, Advisor Class and Select Class of the WF High Income Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong High-Yield Bond	$90	$288	$501	$1,117
Pro Forma-WF High Income(1)	$88	$325	$633	$1,507
Advisor Class
Strong High-Yield Bond	$120	$378	$657	$1,452
Pro Forma-WF High Income(1)	$93	$317	$585	$1,353
Institutional Class/ Select Class
Strong High-Yield Bond	$46	$148	$261	$589
Pro Forma-WF High Income(1)	$44	$174	$352	$869

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of the Strong High-Yield Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF High Income Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

M.	Strong Index 500 Fund/WF Index Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Index Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for the Strong Index 500 Fund. The Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Fund ended March 31, 2004.

Fund	Management Fees(1)		Other Expenses	Total Annual Operating Expenses(7)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Index 500 Fund	0.05	%(2)	0.74%	0.79%		0.34%	0.45	%(3)
Pro Forma-WF Index(4)	0.09%		0.79%	0.88	%(5)	0.43%	0.45	%(6)

(1)

The WF Index Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section. Pro Forma Total Annual Operating Expenses have been restated as if the current management fee breakpoints on the WF Index Fund had been in effect during the Fund’s fiscal period ended March 31, 2004.

(2)	Barclays Global Fund Advisers, the Master Portfolio’s investment adviser, is entitled to receive a monthly fee for its advisory services on behalf of the Master Portfolio.
(3)	SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Strong Index 500 Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 0.45%.
(4)	Assuming the reorganization of the Investor Class shares of Strong Index 500 Fund into the Investor Class shares of the WF Index Fund.
(5)	Total Annual Operating Expenses for the Fund include expenses allocated from the master portfolio in which the Fund invests.
(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(7)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Fund ended March 31, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Index 500	$46	$218	$405	$946
Pro Forma-WF Index(1)	$46	$193	$402	$1,005

(1)	Assuming the reorganization of the Investor Class shares of Strong Index 500 Fund into the Investor Class shares of the WF Index Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

N.	Strong Intermediate Municipal Bond Fund/WF Intermediate Tax-Free Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Intermediate Tax-Free Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Intermediate Municipal Bond Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Intermediate Municipal Bond	0.37%	0.25%	0.53%	1.15	%(2)	0.00%	1.15	%(2)(5)
Pro Forma-WF Intermediate Tax-Free(3)	0.40%	0.00%	0.94%	1.34%		0.59%	0.75	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)	With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.50%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(3)	Assuming the reorganization of the Investor Class shares of Strong Intermediate Municipal Bond Fund into the Investor Class shares of the WF Intermediate Tax-Free Fund.
(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.49%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Intermediate Municipal Bond	$117	$365	$633	$1,398
Pro Forma-WF Intermediate Tax-Free(1)	$77	$305	$618	$1,506

(1)	Assuming the reorganization of the Investor Class shares of Strong Intermediate Municipal Bond Fund into the Investor Class shares of the WF Intermediate Tax-Free Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

O.	Strong Large Cap Growth Fund/WF Large Cap Growth Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Large Cap Growth Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Large Cap Growth Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Large Cap Growth	0.55%	0.69%	1.24	%(2)	0.033%	1.207	%(2)(3)
Pro Forma-WF Large Cap Growth(4)	0.74%	0.76%	1.50%		0.31%	1.19	% (5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.19%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.
(4)	Assuming the reorganization of the Investor Class shares of Strong Large Cap Growth Fund into the Investor Class shares of the WF Large Cap Growth Fund.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Large Cap Growth	$123	$390	$678	$1,497
Pro Forma-WF Large Cap Growth(1)	$121	$412	$758	$1,736

(1)	Assuming the reorganization of the Investor Class shares of Strong Large Cap Growth Fund into the Investor Class shares of the WF Large Cap Growth Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

P.	Strong Large Company Growth Fund/Strong Endeavor Fund/WF Capital Growth Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Capital Growth Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (a) the Strong Large Company Growth Fund, (b) the Strong Endeavor Fund, and (c) the Strong Large Company Growth and Strong Endeavor Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Large Company Growth	0.75%	0.25%	0.81%	1.81	%(2)	0.343%	1.467	%(2)(3)
Strong Endeavor	0.75%	0.25%	1.12%	2.12	%(2)	0.153%	1.967	%(2)(3)
Pro Forma-WF Capital Growth(4)	0.75%	0.00%	0.92%	1.67%		0.25%	1.42	%(5)
Pro Forma-WF Capital Growth(6)	0.75%	0.00%	1.07%	1.82%		0.40%	1.42	%(5)
Pro Forma-WF Capital Growth(7)	0.75%	0.00%	0.88%	1.63%		0.21%	1.42	%(5)
Class K/Institutional Class
Strong Large Company Growth	0.75%	0.00%	0.65%	1.40	%(2)	0.443%	0.957	%(2)(3)
Pro Forma-WF Capital Growth(4)	0.75%	0.00%	0.57%	1.32%		0.38%	0.94	%(5)
Pro Forma-WF Capital Growth(7)	0.75%	0.00%	0.53%	1.28%		0.34%	0.94	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Large Company Growth
Investor Class	1.45%
Class K	0.94%
Strong Endeavor
Investor Class	1.95%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Net Annual Operating Expenses at no more than 1.50% and 0.99% for the Investor Class and Class K, respectively, of the Strong Large Company Growth Fund. This contract may only be terminated by the Board, but not before May 1, 2006. SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Strong Endeavor Fund until May 1, 2006 to keep Total Annual Operating Expenses at no more than 2.00%. Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class and Class K shares of Strong Large Company Growth Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)	Assuming the reorganization of the Investor Class shares of Strong Endeavor Fund into the Investor Class shares of the WF Capital Growth Fund.

(7)

Assuming the reorganization of the Investor Class and Class K shares of Strong Large Company Growth Fund and the Investor Class shares of the Strong Endeavor Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Large Company Growth	$149	$536	$948	$2,099
Strong Endeavor	$200	$649	$1,125	$2,440
Pro Forma-WF Capital Growth(1)	$145	$476	$859	$1,933
Pro Forma-WF Capital Growth(2)	$145	$493	$908	$2,070
Pro Forma-WF Capital Growth(3)	$145	$472	$846	$1,896
Class K/Institutional Class
Strong Large Company Growth	$98	$400	$724	$1,641
Pro Forma-WF Capital Growth(1)	$96	$341	$649	$1,522
Pro Forma-WF Capital Growth(3)	$96	$337	$635	$1,484

(1)	Assuming the reorganization of the Investor Class and Class K shares of Strong Large Company Growth Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

(2)	Assuming the reorganization of the Investor Class shares of Strong Endeavor Fund into the Investor Class shares of the WF Capital Growth Fund.

(3)

Assuming the reorganization of the Investor Class and Class K shares of Strong Large Company Growth Fund and the Investor Class shares of the Strong Endeavor Fund into the Investor Class and Institutional Class shares of the WF Capital Growth Fund.

       The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Q. Strong Life Stage Series-Aggressive Portfolio/WF Life Stage-Aggressive Portfolio

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Life Stage — Aggressive Portfolio’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Life Stage Series — Aggressive Portfolio. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees		Other Expenses	Underlying Fund Expenses(1)		Total Annual Operating Expenses(7)		Contractual Fee Waivers and/ or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Life Stage Series — Aggressive[4]	Not applicable		0.52%	1.41%		1.93	% (2)	0.48%	1.45	%(2)(3)
Pro Forma-WF Life Stage — Aggressive	0.00	%(4)	1.00%	1.14	%(5)	2.14%		0.69%	1.45	% (6)

(1)	Underlying Fund Expenses have been stated as if the Underlying Fund line up effective February 2, 2004 had been in effect for the entire period.

(2)

After giving effect to any Underlying Fund brokerage credits and/or fee waivers and/or expense absorptions, the Net Annual Operating Expenses were 1.42%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Life Stage Series — Aggressive Portfolio until May 1, 2006 to keep Net Annual Operating Expenses at no more than 1.45%.

(4)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Aggressive Portfolio into the Investor Class shares of the WF Life Stage — Aggressive Portfolio.

(5)	Underlying Fund Expenses are estimated. Underlying Fund Expenses may be affected by a change in underlying Funds, Fund allocations, and underlying Fund expense ratios at the underlying Fund level.

(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(7)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class

Strong Life Stage Series — Aggressive	$148	$560	$997	$2,215
Pro Forma-WF Life Stage — Aggressive(1)	$148	$533	$1,019	$2,360

(1)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Aggressive Portfolio into the Investor Class shares of the WF Life Stage — Aggressive Portfolio.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

R.        Strong Life Stage Series-Conservative Portfolio/WF Life Stage-Conservative Portfolio

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Life Stage — Conservative Portfolio’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Life Stage Series — Conservative Portfolio. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees	Other Expenses	Underlying Fund Expenses(1)		Total Annual Operating Expenses(7)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Life Stage Series — Conservative	Not applicable	0.56%	1.19%		1.75	% (2)	0.50%	1.25	%(2)(3)
Pro Forma-WF Life Stage — Conservative(4)	0.00%	1.02%	0.85	%(5)	1.87%		0.62%	1.25	% (6)

(1)	Underlying Fund Expenses have been stated as if the Underlying Fund line up effective February 2, 2004 had been in effect for the entire period.

(2)

After giving effect to any Underling Fund brokerage credits and/or fee waivers and/or expense absorptions, the Net Annual Operating Expenses were 1.22%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Life Stage Series —Conservative Portfolio until May 1, 2006 to keep Net Annual Operating Expenses at no more than 1.25%.

(4)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Conservative Portfolio into the Investor Class shares of the WF Life Stage — Conservative Portfolio.

(5)	Underlying Fund Expenses are estimated. Underlying Fund Expenses may be affected by a change in underlying Funds, Fund allocations, and underlying Fund expense ratios at the underlying Fund level.

(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Fund Operating Expenses shown.

(7)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class

Strong Life Stage Series — Conservative	$127	$502	$902	$2,021
Pro Forma-WF Life Stage — Conservative(1)	$127	$464	$892	$2,086

(1)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Conservative Portfolio into the Investor Class shares of the WF Life Stage — Conservative Portfolio.

     The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

.A-25

S.        Strong Life Stage Series-Moderate Portfolio/WF Life Stage-Moderate Portfolio

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Life Stage — Moderate Portfolio’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Life Stage Series — Moderate Portfolio. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period June 30, 2004.

Fund	Management Fees	Other Expenses	Underlying Fund Expenses(1)		Total Annual Operating Expenses(7)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Life Stage Series — Moderate	Not applicable	0.45%	1.28%		1.73	% (2)	0.38%	1.35	% (2)(3)
Pro Forma-WF Life Stage — Moderate(4)	0.00%	0.90%	1.01	% (5)	1.91%		0.56%	1.35	% (6)

(1)	Underlying Fund Expenses have been stated as if the Underlying Fund line up effective February 2, 2004 had been in effect for the entire period.
(2)

After giving effect to any Underlying Fund brokerage credits and/or fee waivers and/or expense absorptions, the Net Annual Operating Expenses were 1.32%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Life Stage Series — Moderate Portfolio until May 1, 2006 to keep Net Annual Operating Expenses at no more than 1.35%.

(4)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Moderate Portfolio into the Investor Class shares of the WF Life Stage — Moderate Portfolio.
(5)	Underlying Fund Expenses are estimated. Underlying Fund Expenses may be affected by a change in underlying Funds, Fund allocations, and underlying Fund expense ratios at the underlying Fund level.
(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(7)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class

Strong Life Stage Series — Moderate	$137	$508	$903	$2,009
Pro Forma-WF Life Stage — Moderate (1)	$137	$488	$925	$2,139

(1)	Assuming the reorganization of the Investor Class shares of Strong Life Stage Series — Moderate Portfolio into the Investor Class shares of the WF Life Stage — Moderate Portfolio.

        The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

T.        Strong Mid Cap Disciplined Fund/WF Mid Cap Disciplined Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Mid Cap Disciplined Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Mid Cap Disciplined Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Mid Cap Disciplined	0.75%	0.63%	1.38	%(2)	0.033%	1.347	%(2)(3)
Pro Forma-WF Mid Cap Disciplined(4)	0.75%	0.82%	1.57%		0.26%	1.31	% (5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.31%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class shares of Strong Mid Cap Disciplined Fund into the Investor Class shares of the WF Mid Cap Disciplined Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class

Strong Mid Cap Disciplined	$137	$434	$752	$1,655
Pro Forma-WF Mid Cap Disciplined (1)	$133	$443	$805	$1,822

(1)	Assuming the reorganization of the Investor Class shares of Strong Mid Cap Disciplined Fund into the Investor Class shares of the WF Mid Cap Disciplined Fund.

       The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

U. Strong Minnesota Tax-Free Fund/WF Minnesota Tax-Free Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Minnesota Tax-Free Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Minnesota Tax-Free Fund. The Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the twelve-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class/Class Z
Strong Minnesota Tax-Free	0.37%	0.25%	1.62%	2.24	% (2)	0.00%	2.24	% (2)
Pro Forma-WF Minnesota Tax-Free(4)	0.40%	0.00%	0.83%	1.23%		0.45%	0.78	%(5)
Class C
Strong Minnesota Tax-Free	0.37%	1.00%	1.74%	3.11	%(2)	0.61%	2.50	%(2(3)
Pro Forma-WF Minnesota Tax-Free(4)	0.40%	0.75%	0.66%	1.81%		0.21%	1.60	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.00% for both the Investor Class and Class C. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund until March 1, 2005 to keep Net Annual Operating Expenses at no more than 2.50%.

(4)	Assuming the reorganization of the Investor Class and Class C shares of Strong Minnesota Tax-Free Fund into the Class Z and Class C shares, respectively, of the WF Minnesota Tax-Free Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the twelve-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class/Class Z
Strong Minnesota Tax-Free	$227	$701	$1,201	$2,576
Pro Forma-WF Minnesota Tax-Free(1)	$80	$299	$588	$1,411
Class C

Strong Minnesota Tax-Free
(if you redeem your shares)	$353	$904	$1,579	$3,382
(if you do not redeem your shares)	$253	$904	$1,579	$3,382
Pro Forma-WF Minnesota Tax-Free(1)
(if you redeem your shares)	$263	$528	$941	$2,095
(if you do not redeem your shares)	$163	$528	$941	$2,095

(1)	Assuming the reorganization of the Investor Class and Class C shares of Strong Minnesota Tax-Free Fund into the Investor Class and Class C shares of the WF Minnesota Tax-Free Fund.

       The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

V.        Strong Money Market Fund/WF Money Market Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Money Market Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for the Strong Money Market Fund. The Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the twelve-month period ended March 31, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(5)	Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Money Market	0.15%	0.86%	1.01%	0.36%	0.65	%(2)
Pro Forma-WF Money Market(3)	0.27%	0.73%	1.00%	0.35%	0.65	%(4)

(1)

The WF Money Market Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section. Pro Forma Total Annual Operating Expenses have been restated as if the current management fee breakpoints on the WF Money Market Fund had been in effect during the Fund’s fiscal period ended March 31, 2004.

(2)	SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses until March 1, 2006 to keep Net Annual Operating Expenses at no more than 0.65%.

(3)	Assuming the reorganization of the Investor Class shares of Strong Money Market Fund into the Investor Class shares of the WF Money Market Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the twelve-month period ended March 31, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Money Market	$67	$286	$524	$1,206
Pro Forma-WF Money Market(1)	$67	$247	$483	$1,159

(1)	Assuming the reorganization of the Investor Class shares of Strong Money Market Fund into the Investor Class shares of the WF Money Market Fund.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

W.       Strong Municipal Money Market Fund/WF Municipal Money Market Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Municipal Money Market Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Municipal Money Market Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(5)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class

Strong Municipal Money Market	0.15%	0.50%	0.65	%(2)	0.00%	0.65	%(2)
Pro Forma-WF Municipal Money Market(3)	0.29%	0.81%	1.10%		0.46%	0.64	%(4)

(1)

The WF Municipal Money Market Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)	With all fee waivers and/or expense absorptions, the Net Annual Operating Expenses were 0.64%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Assuming the reorganization of the Investor Class shares of Strong Municipal Money Market Fund into the Investor Class shares of the WF Municipal Money Market Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Municipal Money Market	$66	$208	$362	$810
Pro Forma-WF Municipal Money Market(1)	$65	$256	$515	$1,255

(1)	Assuming the reorganization of the Investor Class shares of Strong Municipal Money Market Fund into the Investor Class shares of the WF Municipal Money Market Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

X.          Strong Opportunity Fund/WF Opportunity Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Opportunity Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Opportunity Fund. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(7)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Opportunity	0.75%	0.00%	0.66%	1.41	% (2)	0.033%	1.377	%(2(3)
Pro Forma-WF Opportunity(4)	0.68%	0.00%	0.80%	1.48%		0.13%	1.35	%(5)
Advisor Class
Strong Opportunity	0.75%	0.25%	0.60%	1.60	% (2)	0.033%	1.567	%(2)(3)
Pro Forma-WF Opportunity(4)	0.68%	0.00%	0.63%	1.31%		0.02%	1.29	%(5)
Class K/Institutional Class
Strong Opportunity	0.75%	0.00%	0.64%	1.39	%(2)	0.223%	1.167	%(2)(3)
Pro Forma-WF Opportunity(4)	0.68%	0.00%	0.45%	1.13%		0.09%	1.04	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.35%, 1.53%, and 1.17% for the Investor Class, Advisor Class, and Class K, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Class K shares of the Strong Opportunity Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 1.20%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)

Assuming the reorganization of the Investor Class, Advisor Class and Class K shares of Strong Opportunity Fund into the Investor Class, Advisor Class and Institutional Class shares of the WF Opportunity Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Fund Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Opportunity	$140	$443	$768	$1,688
Pro Forma-WF Opportunity(1)	$137	$442	$783	$1,746

Fund	1 year	3 years	5 years	10 years

Advisor Class
Strong Opportunity	$159	$502	$868	$1,897
Pro Forma-WF Opportunity(1)	$131	$411	$714	$1,575
Class K/Institutional Class
Strong Opportunity	$119	$418	$739	$1,649
Pro Forma-WF Opportunity(1)	$106	$341	$604	$1,358

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Class K shares of Strong Opportunity Fund into the Investor Class, Advisor Class and Institutional Class shares of the WF Opportunity Fund.

       The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Y.        Strong Overseas Fund/WF Overseas Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Overseas Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Overseas Fund. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Overseas	0.75%	1.16%	1.91	%(2)	0.443%	1.467	%(2)(3)
Pro Forma-WF Overseas(4)	0.95%	0.85%	1.80%		0.34%	1.46	%(5)
Institutional Class/Select Class
Strong Overseas	0.75%	4.10%	4.85	%(2)	0.033%	4.817	%(2)(3)
Pro Forma-WF Overseas(4)	0.95%	0.28%	1.23%		0.28%	0.95	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.46% and 0.95% for the Investor Class and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses for the Investor Class shares of the Fund until May 1, 2006 to keep Net Annual Operating Expenses at no more than 1.50%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class and Institutional Class shares of Strong Overseas Fund into the Investor Class and Select Class shares of the WF Overseas Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Fund Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Overseas	$149	$557	$991	$2,197
Pro Forma-WF Overseas(1)	$149	$498	$910	$2,058
Institutional Class/Select Class
Strong Overseas	$482	$1,455	$2,432	$4,885
Pro Forma-WF Overseas(1)	$97	$333	$620	$1,438

(1)	Assuming the reorganization of the Investor Class and Institutional Class shares of Strong Overseas Fund into the Investor Class and Select Class shares of the WF Overseas Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Z.          Strong Short-Term Bond Fund/Strong Short-Term Income Fund/WF Short-Term Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Short-Term Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for (a) the Strong Short-Term Bond Fund, (b) the Strong Short-Term Income Fund, and (c) the Strong Short-Term Bond and Strong Short-Term Income Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Short-Term Bond	0.375%	0.00%	0.625%	1.00	%(2)	0.00%	1.00	%(2)(7)
Strong Short-Term Income	0.375%	0.25%	0.815%	1.44	%(2)	0.00%	1.44	%(2)(7)
Pro Forma-WF Short-Term Bond (3)	0.44%	0.00%	0.81%	1.25%		0.35%	0.90	%(4)
Pro Forma-WF Short-Term Bond (5)	0.45%	0.00%	0.93%	1.38%		0.48%	0.90	%(4)
Pro Forma-WF Short-Term Bond (6)	0.43%	0.00%	0.82%	1.25%		0.35%	0.90	%(4)
Advisor Class
Strong Short-Term Bond	0.375%	0.25%	0.565%	1.19%	)(2)	0.00%	1.19	%(2)(7)
Pro Forma-WF Short-Term Bond (3)	0.44%	0.00%	0.64%	1.08%		0.23%	0.85	%(4)
Pro Forma-WF Short-Term Bond (6)	0.43%	0.00%	0.65%	1.08%		0.23%	0.85	%(4)
Institutional Class/Select Class
Strong Short-Term Bond	0.375%	0.00%	0.155%	0.53	%(2)	0.00%	0.53	%(2)(7)
Pro Forma-WF Short-Term Bond (3)	0.44%	0.00%	0.19%	0.63%		0.15%	0.48	%(4)
Pro Forma-WF Short-Term Bond (6)	0.43%	0.00%	0.20%	0.63%		0.15%	0.48	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Short-Term Bond
Investor Class	0.98%
Advisor Class	1.13%
Institutional Class	0.51%
Strong Short-Term Income
Investor Class	0.30%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Short-Term Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)	Assuming the reorganization of the Investor Class shares of Strong Short-Term Bond Fund into the Investor Class shares of the WF Short-Term Bond Fund.

(6)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Short-Term Bond Fund and the Investor Class shares of the Strong Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

(7)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the Strong Short-Term Bond Fund and 0.01% for Strong Short-Term Income Fund from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.95%, 1.10%, and 0.48% for the Investor Class, Advisor Class, and Institutional Class, respectively, of the Strong Short-Term Bond Fund, and 0.29% for the Investor Class of the Strong Short-Term Income Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Short-Term Bond	$102	$318	$552	$1,225
Strong Short-Term Income	$147	$456	$787	$1,724
Pro Forma-WF Short-Term Bond(1)	$92	$325	$617	$1,448
Pro Forma-WF Short-Term Bond(2)	$92	$340	$661	$1,572
Pro Forma-WF Short-Term Bond(3)	$92	$325	$617	$1,448
Advisor Class
Strong Short-Term Bond	$121	$378	$654	$1,443
Pro Forma-WF Short-Term Bond(1)	$87	$297	$550	$1,275
Pro Forma-WF Short-Term Bond(3)	$87	$297	$550	$1,275
Institutional Class/Select Class
Strong Short-Term Bond	$54	$170	$296	$665
Pro Forma-WF Short-Term Bond(1)	$49	$171	$321	$757
Pro Forma-WF Short-Term Bond(3)	$49	$171	$321	$757

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Short-Term Bond Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of Strong Short-Term Income Fund into the Investor Class shares of the WF Short-Term Bond Fund.

(3)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Short-Term Bond Fund and the Investor Class shares of the Strong Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Short-Term Bond Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

AA.          Strong Short-Term High Yield Bond Fund/WF Short-Term High Yield Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Short-Term High Yield Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Short-Term High Yield Bond Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Short-Term High Yield Bond	0.375%	0.00%	0.53%	0.91	%(2)	0.00%	0.91	%(2)(5)
Pro Forma-WF Short-Term High
Yield Bond(3)	0.55%	0.00%	0.78%	1.33%		0.47%	0.86	%(4)
Advisor Class
Strong Short-Term High Yield Bond	0.375%	0.25%	0.56%	1.19	%(2)	0.00%	1.19	%(2)(5)
Pro Forma-WF Short-Term High
Yield Bond(3)	0.55%	0.00%	0.61%	1.16%		0.06%	1.10	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.89% and 1.13% for the Investor Class and Advisor Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Assuming the reorganization of the Investor Class and Advisor Class shares of Strong Short-Term High Yield Bond Fund into the Investor Class and Advisor Class shares of the WF Short-Term High Yield Bond Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.86% and 1.10%, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Short-Term High Yield Bond	$93	$290	$504	$1,120
Pro Forma-WF Short-Term High Yield Bond(1)	$88	$326	$636	$1,517
Advisor Class
Strong Short-Term High Yield Bond	$121	$378	$654	$1,443
Pro Forma-WF Short-Term High Yield Bond(1)	$112	$356	$626	$1,398

(1)

Assuming the reorganization of the Investor Class and Advisor Class shares of Strong Short-Term High Yield Bond Fund into the Investor Class and Advisor Class shares of the WF Short-Term High Yield Bond Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

BB.           Strong Short-Term Municipal Bond Fund/Strong Short-Term High Yield Municipal Bond Fund/WF Short-Term Municipal Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Short-Term Municipal Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for (a) the Strong Short-Term Municipal Bond Fund, (b) the Strong Short-Term High Yield Municipal Fund, and (c) the Strong Short-Term Municipal Bond and Strong Short-Term High Yield Municipal Funds. For the Strong Funds, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Short-Term Municipal Bond	0.25%	0.00%	0.44%	0.69	%(2)	0.00%	0.69	%(2)(7)
Strong Short-Term High Yield Municipal	0.35%	0.00%	0.40%	0.75	%(2)	0.00%	0.75	%(2)(7)
Pro Forma-WF Short-Term
Municipal Bond(3)	0.40%	0.00%	0.76%	1.16%		0.50%	0.66	%(4)
Pro Forma-WF Short-Term
Municipal Bond(5)	0.40%	0.00%	0.78%	1.18%		0.52%	0.66	%(4)
Pro Forma-WF Short-Term
Municipal Bond(6)	0.39%	0.00%	0.75%	1.14%		0.48%	0.66	%(4)
Class C
Strong Short-Term Municipal Bond	0.25%	1.00%	0.59%	1.84	%(2)	0.00%	1.84	%(2)(7)
Pro Forma-WF Short-Term
Municipal Bond(3)	0.40%	0.75%	0.59%	1.74%		0.14%	1.60	%(4)
Pro Forma-WF Short-Term
Municipal Bond(6)	0.39%	0.75%	0.58%	1.72%		0.12%	1.60	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)	With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Short-Term Municipal Bond
Investor Class	0.67%
Class C	1.82%
Strong Short-Term High Yield Municipal
Investor Class	0.73%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)	Assuming the reorganization of the Investor Class and Class C shares of Strong Short-Term Municipal Bond Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)	Assuming the reorganization of the Investor Class shares of the Strong Short-Term High Yield Municipal Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

(6)

Assuming the reorganization of the Investor Class and Class C shares of Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

(7)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.66% and 1.81% for the Investor Class and Class C, respectively, of the Strong Short-Term Municipal Bond Fund, and 0.72% for the Investor Class of the Strong Short-Term High Yield Municipal Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Short-Term Municipal Bond	$70	$221	$384	$859
Strong Short-Term High Yield Municipal	$77	$240	$417	$930
Pro Forma-WF Short-Term Municipal Bond(1)	$67	$267	$539	$1,317
Pro Forma-WF Short-Term Municipal Bond(2)	$67	$269	$546	$1,336
Pro Forma-WF Short-Term Municipal Bond(3)	$67	$264	$532	$1,298
Class C
Strong Short-Term Municipal Bond
(if you do redeem your shares)	$287	$579	$995	$2,159
(if you do not redeem your shares)	$187	$579	$995	$2,159
Pro Forma-WF Short-Term Municipal Bond(1)
(if you do redeem your shares)	$263	$520	$917	$2,028
(if you do not redeem your shares)	$163	$520	$917	$2,028
Pro Forma-WF Short-Term Municipal Bond(3)
(if you do redeem your shares)	$263	$518	$910	$2,010
(if you do not redeem your shares)	$163	$518	$910	$2,010

(1)	Assuming the reorganization of the Investor Class and Class C shares of Strong Short-Term Municipal Bond Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of Strong Short-Term High Yield Municipal Fund into the Investor Class shares of the WF Short-Term Municipal Bond Fund.

(3)

Assuming the reorganization of the Investor Class and Class C shares of Strong Short-Term Municipal Bond Fund and the Investor Class shares of the Strong Short-Term High Yield Municipal Fund into the Investor Class and Class C shares of the WF Short-Term Municipal Bond Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

CC. Strong Small/Mid Cap Value Fund/WF Small/Mid Cap Value Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Small/Mid Cap Value Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Small/Mid Cap Value Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Small/Mid Cap Value	0.75%	0.25%	1.03%	2.03	%(2)	0.063%	1.967	%(2)(3)
Pro Forma-WF Small/Mid Cap Value(4)	0.90%	0.00%	1.33%	2.23%		0.61%	1.62	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.92%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.00%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class shares of Strong Small/Mid Cap Value Fund into the Investor Class shares of the WF Small/Mid Cap Value Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Small/Mid Cap Value	$200	$631	$1,087	$2,353
Pro Forma-WF Small/Mid Cap Value(1)	$165	$577	$1,080	$2,466

(1)	Assuming the reorganization of the Investor Class shares of Strong Small/Mid Cap Value Fund into the Investor Class shares of the WF Small/Mid Cap Value Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

DD.Strong Small Company Value Fund/WF Small Cap Disciplined Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Small Cap Disciplined Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Small Company Value Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Small Company Value	0.75%	0.25%	0.69%	1.69	%(2)	0.033%	1.657	%(2)(3)
Pro Forma-WF Small Cap Disciplined(4)	0.90%	0.00%	0.91%	1.81%		0.20%	1.61	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.61%. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.00%. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(4)	Assuming the reorganization of the Investor Class shares of Strong Small Company Value Fund into the Investor Class shares of the WF Small Cap Disciplined Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Small Company Value	$168	$529	$915	$1,995
Pro Forma-WF Small Cap Disciplined(1)	$164	$530	$942	$2,093

(1)	Assuming the reorganization of the Investor Class shares of Strong Small Company Value Fund into the Investor Class shares of the WF Small Cap Disciplined Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

EE.Strong Ultra Short-Term Income Fund/WF Ultra Short-Term Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Ultra Short-Term Income Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Ultra Short-Term Income Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Ultra Short-Term Income	0.30%	0.00%	0.59%	0.89	%(2)	0.00%	0.89	%(2)(5)
Pro Forma-WF Ultra Short-Term Income(3)	0.39%	0.00%	0.80%	1.19%		0.35%	0.84	%(4)
Advisor Class
Strong Ultra Short-Term Income	0.30%	0.25%	0.60%	1.15	%(2)	0.00%	1.15	%(2)(5)
Pro Forma-WF Ultra Short-Term Income(3)	0.39%	0.00%	0.63%	1.02%		0.22%	0.80	%(4)
Institutional Class/Select Class
Strong Ultra Short-Term Income	0.30%	0.00%	0.10%	0.40	%(2)	0.00%	0.40	%(2)(5)
Pro Forma-WF Ultra Short-Term Income(3)	0.39%	0.00%	0.18%	0.57%		0.22%	0.35	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.87%, 1.13%, and 0.38% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Ultra Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Income Fund. (4) Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.84%, 1.10%, and 0.35% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Ultra Short-Term Income	$91	$284	$493	$1,096
Pro Forma-WF Ultra Short-Term Income(1)	$86	$307	$585	$1,379
Advisor Class
Strong Ultra Short-Term Income	$117	$365	$633	$1,398
Pro Forma-WF Ultra Short-Term Income(1)	$82	$280	$519	$1,207
Institutional Class/Select Class
Strong Ultra Short-Term Income	$41	$128	$224	$505
Pro Forma-WF Ultra Short-Term Income(1)	$36	$137	$273	$670

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Ultra Short-Term Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Income Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

FF.Strong Ultra Short-Term Municipal Income Fund/WF Ultra Short-Term Municipal Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Ultra Short-Term Municipal Income Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Ultra Short-Term Municipal Income Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Investor Class
Strong Ultra Short-Term Municipal Income	0.30%	0.00%	0.45%	0.75	%(2)	0.00%	0.75	%(2)(5)
Pro Forma-WF Ultra Short-Term
Municipal Income(3)	0.35%	0.00%	0.79%	1.14%		0.42%	0.72	%(4)
Advisor Class
Strong Ultra Short-Term Municipal Income	0.30%	0.25%	0.61%	1.16	%(2)	0.00%	1.16	%(2)(5)
Pro Forma-WF Ultra Short-Term
Municipal Income(3)	0.35%	0.00%	0.62%	0.97%		0.17%	0.80	%(4)
Institutional Class/Select Class
Strong Ultra Short-Term Municipal Income	0.30%	0.00%	0.10%	0.40	%(2)	0.00%	0.40	%(2)(5)
Pro Forma-WF Ultra Short-Term
Municipal Income(3)	0.35%	0.00%	0.17%	0.52%		0.15%	0.37	%(4)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.73%, 1.13%, and 0.38% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Ultra Short-Term Municipal Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Municipal Income Fund.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.72%, 1.12%, and 0.37% for the Investor Class, Advisor Class, and Institutional Class, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Ultra Short-Term Municipal Income	$77	$240	$417	$930
Pro Forma-WF Ultra Short-Term Municipal Income(1)	$74	$277	$544	$1,309
Advisor Class
Strong Ultra Short-Term Municipal Income	$118	$368	$638	$1,409
Pro Forma-WF Ultra Short-Term Municipal Income(1)	$82	$274	$502	$1,158
Institutional Class/Select Class
Strong Ultra Short-Term Municipal Income	$41	$128	$224	$505
Pro Forma-WF Ultra Short-Term Municipal Income(1)	$38	$136	$260	$623

(1)

Assuming the reorganization of the Investor Class, Advisor Class and Institutional Class shares of Strong Ultra Short-Term Municipal Income Fund into the Investor Class, Advisor Class and Select Class shares of the WF Ultra Short-Term Municipal Income Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

GG. Strong Wisconsin Tax-Free Fund/WF Wisconsin Tax-Free Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Wisconsin Tax-Free Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Wisconsin Tax-Free Fund. For the Strong Fund, the Total Annual Fund Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(1)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating contractual waivers and/or absorptions)

Investor Class
Strong Wisconsin Tax-Free	0.37%	0.25%	0.54%	1.16	%(2)	0.41%	0.75	%(2)(3)
Pro Forma-WF Wisconsin Tax-Free(4)	0.40%	0.00%	0.95%	1.35%		0.60%	0.75	%(5)
Class C
Strong Wisconsin Tax-Free	0.37%	1.00%	0.66%	2.03	%(2)	0.00%	2.03	%(2)(3)
Pro Forma-WF Wisconsin Tax-Free(4)	0.40%	0.75%	0.78%	1.93%		0.44%	1.49	%(5)

(1)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisers and Investment Advisory Fees” section.

(2)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.40% and 1.50% for the Investor Class and Class C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(3)

SCM or its affiliates have contractually agreed to waive fees and/absorb expenses until March 1, 2006 to keep Net Operating Expenses for the Investor Class of the Strong Wisconsin Tax-Free Fund at no more than 0.75%. In addition, Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 0.39% and 1.49% for the Investor Class and Class C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)	Assuming the reorganization of the Investor Class and Class C shares of Strong Wisconsin Tax-Free Fund into the Investor Class and Class C shares of the WF Wisconsin Tax-Free Fund.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Fund, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Investor Class
Strong Wisconsin Tax-Free	$77	$328	$599	$1,372
Pro Forma-WF Wisconsin Tax-Free(1)	$77	$306	$621	$1,516

Fund	1 year	3 years	5 years	10 years

Class C
Strong Wisconsin Tax-Free
(if you do redeem your shares)	$306	$637	$1,093	$2,358
(if you do not redeem your shares)	$206	$637	$1,093	$2,358
Pro Forma-WF Wisconsin Tax-Free(1)
(if you do redeem your shares)	$252	$519	$958	$2,180
(if you do not redeem your shares)	$152	$519	$958	$2,180

(1)	Assuming the reorganization of the Investor Class and Class C shares of Strong Wisconsin Tax-Free Fund into the Investor Class and Class C shares of the WF Wisconsin Tax-Free Fund.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

EXHIBIT B — COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

          WELLS FARGO ASIA PACIFIC FUND

Comparison of:	which will reorganize into
STRONG ASIA PACIFIC FUND	WELLS FARGO ASIA PACIFIC FUND

Objectives:

Strong Asia Pacific Fund	•	seeks capital growth.
Wells Fargo Asia Pacific Fund	•	seeks long-term capital appreciation.

Investment Strategies:
Strong Asia Pacific Fund

The Asia Pacific Fund invests, under normal conditions, at least 80% of its net assets in equity securities from companies incorporated in Asia or the Pacific Basin (excluding the U.S.). The Fund’s manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. In addition, the Fund may utilize an active trading approach. The manager may sell a holding when it no longer has these traits.

Wells Fargo Asia Pacific Fund

The Asia Pacific Fund seeks capital appreciation by investing principally in Asia Pacific Basin securities that the Fund’s manager believes have the potential for above average sales and earnings growth, overall financial strength, competitive advantages and capable management. The Fund defines Asia Pacific Basin securities as securities: (1) issued by companies with their principal place of business or principal office in the Asia Pacific Basin; (2) issued by companies for which the principal securities trading market is the Asia Pacific Basin; (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in the Asia Pacific Basin or that have at least 50% of their assets in the Asia Pacific Basin; or (4) issued by Asia Pacific Basin governmental issuers. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in Asia Pacific Basin securities.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Asia Pacific Fund	Anthony L.T. Cragg
Wells Fargo Asia Pacific Fund	Anthony L.T. Cragg

          WELLS FARGO BALANCED FUND

Comparison of:	which will reorganize into
STRONG BALANCED FUND	WELLS FARGO BALANCED FUND

Objectives:

Strong Balanced Fund	•	seeks high total return consistent with reasonable risk over the long term.
Wells Fargo Balanced Fund	•	seeks a combination of capital appreciation and current income.

Investment Strategies:

Strong Balanced Fund

The Balanced Fund invests, under normal conditions, between 30% and 70% of its net assets in stocks and between 30% and 70% of its net assets in bonds. The Fund’s equity manager focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth, and attempts to strike a balance between an investment’s growth and income prospects and its potential risks. The Fund’s bond portfolio consists primarily of investment-grade bonds of intermediate duration, including U.S. Government and agency, corporate, and mortgage-backed securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

Wells Fargo Balanced Fund

The Balanced Fund seeks to achieve its investment objective by investing in both equity and fixed income securities. The Fund primarily invests the equity portion of the portfolio in securities, including common and preferred stocks and convertible securities, of large-capitalization, dividend-paying, U.S. companies that offer the potential for capital growth, and attempts to balance an investment’s prospects for growth and income with its potential risks. The Fund primarily invests the fixed income portion of the portfolio in investment-grade bonds of intermediate duration, including U.S. Government obligations, corporate securities and mortgage-backed securities. The Fund may invest in any sector, and at times may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:

	•	60% of total assets in stocks;
	•	40% of total assets in bonds;
	•	up to 10% of total assets in below investment-grade debt securities; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The percentage of Fund assets invested in stocks or bonds may temporarily deviate from the percentages indicated above due to the changes in market values. The adviser rebalances the Fund when the Fund’s assets deviate by a significant percentage from these percentages. The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Balanced Fund	W. Frank Koster Rimas M. Milaitis
Wells Fargo Balanced Fund	W. Frank Koster David L. Roberts

          WELLS FARGO CORPORATE BOND FUND

Comparison of:	which will reorganize into
STRONG CORPORATE BOND FUND	WELLS FARGO CORPORATE BOND FUND

Objectives:

Strong Corporate Bond Fund	•	seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Wells Fargo Corporate Bond Fund	•	seeks current income while maintaining prospects for capital appreciation.

Investment Strategies:

Strong Corporate Bond Fund

The Corporate Bond Fund invests, under normal conditions, at least 80% of its net assets in bonds issued by corporations. Under normal conditions, the Fund invests at least 75% of its net assets in investment-grade debt obligations. To increase the income it pays out, it may also invest up to 25% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund’s average effective maturity will normally be between 7 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Corporate Bond Fund

The Corporate Bond Fund seeks current income by investing principally in a diversified portfolio consisting of corporate debt securities. Under normal circumstances, the Fund expects its average effective maturity will normally be between seven and twelve years. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in debt securities of corporations;
	•	up to 25% of total assets in below investment-grade debt securities;
	•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated BB through C by S&P, or that are unrated but deemed by us to be of comparable quality.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Corporate Bond Fund		Janet S. Rilling, CFA, CPA
Wells Fargo Corporate Bond Fund		David J. Newton II, CFA, CPA Janet S. Rilling, CFA, CPA

          WELLS FARGO DISCOVERY FUND

Comparison of:	which will reorganize into
STRONG DISCOVERY FUND	WELLS FARGO DISCOVERY FUND

Objectives:

Strong Discovery Fund	•	seeks capital growth.
Wells Fargo Discovery Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Discovery Fund

The Discovery Fund invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active trading approach. The managers may sell a holding if its growth potential or fundamental qualities change.

Wells Fargo Discovery Fund

The Discovery Fund seeks capital appreciation by investing in securities of small- and medium- capitalization companies that the Fund believes offer attractive opportunities for growth. The Fund defines small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, at the time of purchase. the range of the Russell Midcap® Index was $513 million to $13.84 billion, as of June 30, 2004, and is expected to change frequently. The Fund’s manager selects securities through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:

	•	at least 80% of total assets in securities of small- and medium-capitalization companies; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Discovery Fund	Thomas J. Pence, CFA James M. Leach, CFA
Wells Fargo Discovery Fund	Thomas J. Pence, CFA James M. Leach, CFA

          WELLS FARGO DIVIDEND INCOME FUND

Comparison of:		which will reorganize into
•	STRONG DIVIDEND INCOME FUND	WELLS FARGO DIVIDEND INCOME FUND
•	STRONG ENERGY FUND
•	STRONG DOW 30 VALUE FUND

Objectives:

Strong Dividend Income Fund	•	seeks total return by investing for both income and capital growth.
Strong Energy Fund	•	seeks total return by investing for capital growth and income.
Strong Dow 30 Value Fund	•	seeks capital growth.
Wells Fargo Dividend Income Fund	•	seeks above-average dividend income and long-term capital appreciation.

Investment Strategies:

Strong Dividend Income Fund

The Dividend Income Fund invests, under normal conditions, at least 80% of its total assets in large- and medium-capitalization, dividend-paying common stocks. Consequently, a substantial portion of the Fund’s total return may come from dividend income. To select investments for the Fund, the managers focus on companies that are expected to grow over time and support a growing dividend payment, as well as stocks that do not pay dividends currently but offer prospects for capital growth and future dividend payments. The managers specifically look for companies with good future prospects and whose current stock prices are undervalued relative to the general market (e.g., based on earnings, cash flows, or asset value), the industry average, or the company’s historical valuation based on earnings, cash flows, book value, or dividends. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

Strong Energy Fund

The Energy Fund invests, under normal conditions, at least 80% of its net assets in the equity securities of companies involved in the discovery, development, production, generation, transmission, refinement, measurement, or distribution of energy. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding when he believes it no longer has potential for earnings growth, or when it is otherwise unattractive.

Strong Dow 30 Value Fund

The Dow 30 Value Fund invests in the 30 blue-chip companies that make up the Dow Jones Industrial AverageSM (DJIA). The Fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies’ securities. In this way, this portion of the Fund’s portfolio will seek to approximate the price-weighted total return of these companies. In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The Fund will invest up to 20% of its net assets in cash and short-term investment-grade fixed-income securities. Generally, the Fund will not have a position in any company greater than 10% of the Fund’s net assets. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may utilize an active trading approach. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

Wells Fargo Dividend Income Fund

The Dividend Income Fund invests principally in the common stocks of well-established companies that have demonstrated the willingness and ability to pay dividends. These companies typically have a dividend yield that is greater than the S&P Industrial’s dividend yield. The Fund will typically tend to buy a stock when its relative yield to the market is historically high and sell a stock when its relative yield to the market is historically low. Although the Fund may invest in any sector, at times the Fund may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in dividend-paying securities; and
•	up to 25% of total assets in foreign securities through ADRs and similar investments.
Portfolio Managers
Strong Dividend Income Fund	William A. Ferer Mark D. Luftig William H. Reaves Ronald J. Sorenson
Strong Energy Fund	J. Richard Walton
Strong Dow 30 Value Fund	Karen E. McGrath
Wells Fargo Dividend Income Fund	Jennifer Newell Roger D. Newell

          WELLS FARGO ENTERPRISE FUND

Comparison of:	which will reorganize into
STRONG ENTERPRISE FUND	WELLS FARGO ENTERPRISE FUND

Objectives:

Strong Enterprise Fund	•	seeks capital growth.
Wells Fargo Enterprise Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Enterprise Fund

The Enterprise Fund invests, under normal conditions, in equity securities of small- and medium- capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund’s manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. If there is a change in the company’s growth prospects or a deterioration in the company’s fundamental qualities, the manager may sell that company’s stock.

Wells Fargo Enterprise Fund

The Enterprise Fund seeks capital appreciation by investing in a portfolio consisting of equity securities of companies of any size, although the Fund invests principally in medium-capitalization companies. The Fund defines medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently.

The Fund strives to identify companies that are positioned for rapid growth of revenue and earnings, and that are leaders in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may invest in any economic sector, and at times the Fund may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Portfolio Managers
Strong Enterprise Fund		Thomas J. Pence, CFA
Wells Fargo Enterprise Fund		Thomas J. Pence, CFA

          WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND

Comparison of:		which will reorganize into
•	STRONG FLORIDA MUNICIPAL MONEY MARKET FUND	WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND
•	STRONG TAX-FREE MONEY FUND

Objectives:

Strong Florida Municipal Money Market Fund	•	seeks federal tax-exempt current income, a stable share price, and daily liquidity, with shares exempt from the Florida intangible personal property tax.
Strong Tax-Free Money Fund	•	seeks federal tax-exempt current income, a stable share price, and daily liquidity.
Wells Fargo National Tax-Free Money Market Fund	•	seeks current income exempt from federal income tax, while preserving capital and liquidity.

Investment Strategies:

Strong Florida Municipal Money Market Fund

The Florida Municipal Money Fund is managed to provide attractive yields and a stable share price of$1.00. Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short- term debt securities whose income is exempt from federal and Florida personal income tax, if any. The Fund invests primarily in securities issued by any state and its municipalities, but may invest substantially in securities issued by Florida and its municipalities. Under normal conditions, it is expected that the Fund’s shares will be exempt from the Florida intangible personal property tax. The Fund invests in securities whose income may be subject to the federal alternative minimum tax (AMT). The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

Strong Tax-Free Money Fund

The Tax-Free Money Fund is managed to provide a stable share price of $1.00. The Fund invests, under normal conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the AMT. Although, under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. The Fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

Wells Fargo National Tax-Free Money Market Fund

The National Tax-Free Money Market Fund invests substantially all of the Fund’s total assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, variable or floating rates of interest and may be zero coupon securities. The Fund invests principally in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (“AMT”), while the Fund reserves the right to invest up to 20% of the Fund’s assets in municipal obligations that pay interest subject to federal income tax or federal AMT, beginning on January 1, 2005, the Fund intends, under normal market conditions, to avoid investing in municipal obligations that pay interest subject to the federal AMT.

Under normal circumstances, the Fund invests:

	•	100% of total assets in high-quality, short-term money market instruments;
	•	at least 80% of the Fund’s assets in municipal obligations that pay interest exempt from federal income tax and federal AMT;
	•	up to 20% of the Fund’s assets in municipal obligations, the income from which may be subject to federal income tax or federal AMT; and
	•	up to 35% of total assets in issuers located in a single state.
The Fund may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.
Portfolio Managers
Strong Florida Municipal Money Market Fund		Wendy Cassetta Duane McAllister, CFA
Strong Tax-Free Money Fund		Wendy Cassetta Duane McAllister, CFA
Wells Fargo National Tax-Free Money Market Fund		David D. Sylvester Julio C. Bonilla

          WELLS FARGO GOVERNMENT SECURITIES FUND

Comparison of:	which will reorganize into
STRONG GOVERNMENT SECURITIES FUND	WELLS FARGO GOVERNMENT SECURITIES FUND

Objectives:

Strong Government Securities Fund	•	seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Wells Fargo Government Securities Fund	•	seeks current income.

Investment Strategies:

Strong Government Securities Fund

The Government Securities Fund invests, under normal conditions, at least 80% of its net assets in higher-quality bonds issued by the U.S. Government or its agencies. The Fund’s average effective maturity will normally be between 3 and 15 years. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Government Securities Fund

The Government Securities Fund seeks current income by investing principally in a diversified portfolio consisting of investment-grade U.S. Government obligations. Under normal circumstances, the Fund expects the Fund’s average effective maturity to be between 3 and 15 years. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations;
	•	up to 20% of the Fund’s assets in non-government debt securities; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our policy to invest in U.S. Government obligations, the Fund may invest in U.S. securities that are enhanced as to credit quality or liquidity by foreign issuers without regard to the foreign investment limitation.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Government Securities Fund		W. Frank Koster Jay N. Mueller, CFA
Wells Fargo Government Securities Fund		W. Frank Koster Jay N. Mueller, CFA

          WELLS FARGO GROWTH FUND

Comparison of:		which will reorganize into
•	STRONG GROWTH FUND	WELLS FARGO GROWTH FUND
•	STRONG GROWTH 20 FUND

Objectives:

Strong Growth Fund	•	seeks capital growth.
Strong Growth 20 Fund	•	seeks capital growth.
Wells Fargo Growth Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Growth Fund

The Growth Fund focuses, under normal conditions, on equity securities of companies that its manager believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the company’s growth prospects become less attractive.

Strong Growth 20 Fund

The Growth 20 Fund focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for above average and sustainable growth earnings and revenue. The portfolio can include equity securities of any size. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

Wells Fargo Growth Fund

The Growth Fund seeks capital appreciation by investing principally in equity securities of companies that the Fund believes have superior prospects for dynamic growth of revenues and/or earnings relative to earnings, cash flow, or asset value. The Fund focuses on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The portfolio can include stocks of any size. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors. Under normal circumstances, the Fund invests:

•	at least 80% of total assets in equity securities; and
•	up to 25% of total assets in foreign securities through ADRs and similar investments.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Portfolio Managers
Strong Growth Fund	Thomas C. Ognar, CFA
Strong Growth 20 Fund	Brandon M. Nelson, CFA
Wells Fargo Growth Fund	Thomas C. Ognar, CFA Brandon M. Nelson, CFA Bruce C. Olson, CFA

          WELLS FARGO GROWTH AND INCOME FUND

Comparison of:		which will reorganize into
•	STRONG GROWTH AND INCOME FUND	WELLS FARGO GROWTH AND INCOME FUND
•	STRONG LARGE CAP CORE FUND

Objectives:

Strong Growth and Income Fund	•	seeks high total return by investing for capital growth and income.
Strong Large Cap Core Fund	•	seeks capital growth.
Wells Fargo Growth and Income Fund	•	seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies:

Strong Growth and Income Fund

The Growth and Income Fund, under normal conditions, focuses primarily on the equity securities of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The manager’s investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager also utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, screening techniques are used to identify undervalued securities, improving returns, and earnings growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer fits the selection criteria or when its price becomes excessive.

Strong Large Cap Core Fund

The Large Cap Core Fund invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management’s attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The Fund may utilize an active trading approach. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

Wells Fargo Growth and Income Fund

The Growth and Income Fund invests principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. The Fund selects companies that it believes are financially strong and meet specific valuation criteria. The Fund evaluates a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book value. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and
•	up to 25% of total assets in foreign securities through ADRs and similar investments.
Portfolio Managers
Strong Growth and Income Fund	Rimas M. Milaitis
Strong Large Cap Core Fund	Karen E. McGrath
Wells Fargo Growth and Income Fund	David A. Katz, CFA

          WELLS FARGO HERITAGE MONEY MARKET FUND

Comparison of:	which will reorganize into
STRONG HERITAGE MONEY FUND	WELLS FARGO HERITAGE MONEY MARKET FUND

Objectives:

Strong Heritage Money Fund	•	seeks current income, a stable share price, and daily liquidity.
Wells Fargo Heritage Money Market Fund	•	seeks current income, while preserving capital and liquidity.

Investment Strategies:

Strong Heritage Money Fund

The Heritage Money Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by government-sponsored entities, corporations, and banks and other financial institutions. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

Wells Fargo Heritage Money Market Fund

The Heritage Money Market Fund invests in a broad spectrum of high-quality, money market instruments of domestic and foreign issuers. These include commercial paper, U.S. Government obligations, negotiable certificates of deposit, bank notes, bankers’ acceptances, and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches, U.S. branches of foreign banks, and wholly-owned banking related subsidiaries of foreign banks. The Fund limits investments in obligations of financial institutions to institutions that at the time of investment have total assets in excess of $1 billion or the equivalent in other currencies.

Under normal circumstances, the Fund invests:
•	100% of total assets in high-quality, short-term money market instruments.
The Fund may invest without limitation in high-quality, short-term, dollar-denominated obligations of foreign issuers.
Portfolio Managers
Strong Heritage Money Fund	Jay N. Mueller, CFA
Wells Fargo Heritage Money Market Fund	David Sylvester Laurie White

          WELLS FARGO HIGH INCOME FUND

Comparison of:	which will reorganize into
STRONG HIGH-YIELD BOND FUND	WELLS FARGO HIGH INCOME FUND

Objectives:

Strong High-Yield Bond Fund	•	seeks total return by investing for a high level of current income and capital growth.
Wells Fargo High Income Fund	•	seeks total return with a high level of current income.

Investment Strategies:

Strong High- Yield Bond Fund

The High-Yield Bond Fund invests, under normal conditions, at least 80% of its net assets in lower- quality, high yield bonds of corporate issuers (e.g., bonds rated from BB to C by S&P). The Fund will typically maintain an average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and securities that are convertible into common stocks. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo High Income Fund

The High Income Fund seek total return by investing principally in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with the investment. Under normal circumstances, the Fund expect the Fund’s average effective maturity to be between three and ten years. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in corporate debt securities that are below investment-grade;
	•	up to 30% of total assets in dollar-denominated debt securities of foreign issuers;
	•	up to 20% of total assets in common stocks and convertible securities;
	•	up to 10% of total assets in debt securities that are in default at the time of purchase; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated BB+ through B- by S&P or that are unrated but deemed by us to be of comparable quality.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong High-Yield Bond Fund		Thomas M. Price, CFA
Wells Fargo High Income Fund		Thomas M. Price, CFA

          WELLS FARGO INDEX FUND

Comparison of:	which will reorganize into
STRONG INDEX 500 FUND	WELLS FARGO INDEX FUND

Objectives:

Strong Index 500 Fund	•

seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalization companies.

Wells Fargo Index Fund	•	seeks to replicate the return of the S&P 500 Index, before fees and expenses.

Investment Strategies:

Strong Index 500 Fund

The Index 500 Fund invests all of its assets in a separate mutual fund called the S&P 500 Index Master Portfolio (“Master Portfolio”) that has a substantially similar investment objective. The Master Portfolio and the Fund pursue their objectives by investing in all of the securities that make up the S&P 500 Index and investing in these securities in proportions that match the weightings of the S&P 500 Index. Under normal conditions, the Master Portfolio invests at least 90% of its net assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The Master Portfolio seeks to come within 95% of S&P 500 Index’s total return, before fees and expenses, in falling as well as rising markets. It does not seek to “beat” the market it tracks. The Master Portfolio used by the Fund may use derivative securities to attempt to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in the S&P 500 Index.

Wells Fargo Index Fund

The Index Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. The Fund invests in substantially all of the common stocks listed on the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and our investment results, before expenses. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. The Fund continuously monitors the performance and composition of the S&P 500 Index and adjust the Fund’s portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks listed in the S&P 500 Index;
	•	in stock index futures and options on stock indexes as a substitute for comparable positions in the underlying securities; and
	•	in interest rate futures contracts, options or interest rate swaps and index swaps.
Portfolio Managers
Strong Index 500 Fund		Not Applicable
Wells Fargo Index Fund		Gregory T. Genung, CFA Laurie R. White

          WELLS FARGO INTERMEDIATE TAX-FREE FUND

Comparison of:	which will reorganize into
STRONG INTERMEDIATE MUNICIPAL BOND FUND	WELLS FARGO INTERMEDIATE TAX-FREE FUND

Objectives:

Strong Intermediate Municipal Bond Fund	•	seeks total return by investing for a high level of federally tax-exempt current income.
Wells Fargo Intermediate Tax- Free Fund	•	seeks current income exempt from federal income tax.

Investment Strategies:

Strong Intermediate Municipal Bond Fund

The Intermediate Municipal Bond Fund invests, under normal conditions at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between 3 and 10 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Intermediate Tax- Free Fund

The Intermediate Tax-Free Fund invests principally in municipal securities. The Fund expects the Fund’s average effective maturity to be between 3 and 10 years. The Fund conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving — based on improving financial trends, positive industry/sector dynamics, improving economic conditions or specific demographic trends. The Fund invests in municipal securities that pay interest exempt from both federal income tax and the federal AMT. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax and the federal AMT;
•

up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, including the federal AMT, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and

	•	up to 15% of total assets in below investment-grade debt securities.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Portfolio Managers
Strong Intermediate Municipal Bond Fund		Lyle J. Fitterer, CFA, CPA
Wells Fargo Intermediate Tax-Free Fund		Lyle J. Fitterer, CFA, CPA Duane A. McAllister

          WELLS FARGO LARGE CAP GROWTH FUND

Comparison of:	which will reorganize into
STRONG LARGE CAP GROWTH FUND	WELLS FARGO LARGE CAP GROWTH FUND

Objectives:

Strong Large Cap Growth Fund	•	seeks capital growth.
Wells Fargo Large Cap Growth Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Large Cap Growth Fund

The Large Cap Growth Fund invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund’s manager seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Wells Fargo Large Cap Growth Fund

The Large Cap Growth Fund invests principally in securities of large-capitalization companies that the Fund believes offer the potential for capital growth. The Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more.

The Fund seeks to identify companies that have superior sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Portfolio Managers
Strong Large Cap Growth Fund		Bruce C. Olson, CFA
Wells Fargo Large Cap Growth Fund		Brandon M. Nelson, CFA Thomas C. Ognar, CFA Bruce C. Olson, CFA

          WELLS FARGO CAPITAL GROWTH FUND

Comparison of:		which will reorganize into
•	STRONG LARGE COMPANY GROWTH FUND	WELLS FARGO CAPITAL GROWTH FUND
•	STRONG ENDEAVOR FUND

Objectives:

Strong Large Company Growth Fund	•	seeks total return by investing for capital growth and income.
Strong Endeavor Fund	•	seeks capital growth.
Wells Fargo Capital Growth Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Large Company Growth Fund

The Large Company Growth Fund invests, under normal conditions, at least 80% of its net assets in securities of large-capitalization companies that its managers believe offer the potential for above- average earnings growth, which may include income-producing securities. To identify stocks that offer the opportunity for growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or are well positioned in a growth industry. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Strong Endeavor Fund

The Endeavor Fund focuses, under normal conditions, on equity securities (including common stocks and securities convertible into common stocks) of companies that its managers believe have above- average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund’s managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach. The managers may sell a stock when the company’s growth prospects become less attractive or to take advantage of a better investment opportunity.

Wells Fargo Capital Growth Fund

The Capital Growth Fund invests principally in securities of large-capitalization companies, which include income-producing securities, that the Fund believes offer the potential for above-average earnings growth. The Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more.

To identify stocks that offer the opportunity for growth, the Fund looks for stocks that have attractive growth prospects, (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or that are well positioned in a growth industry).

Under normal circumstances, the Fund invests:
•	at least 80% of the Fund’s assets in securities of large capitalization companies; and
•	up to 25% of total assets in foreign securities through ADRs and similar investments.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
Portfolio Managers
Strong Large Company Growth Fund	Thomas J. Pence, CFA
Strong Endeavor Fund	Thomas J. Pence, CFA
Wells Fargo Capital Growth Fund	Thomas J. Pence, CFA

          WELLS FARGO LIFE STAGE — AGGRESSIVE PORTFOLIO

Comparison of:	which will reorganize into
STRONG LIFE STAGE SERIES — AGGRESSIVE PORTFOLIO	WELLS FARGO LIFE STAGE — AGGRESSIVE PORTFOLIO

Objectives:

Strong Life Stage Series — Aggressive Portfolio	•	seeks capital growth.
Wells Fargo Life Stage — Aggressive Portfolio	•	seeks capital appreciation with a secondary emphasis on current income.

Investment Strategies:

Strong Life Stage Series — Aggressive Portfolio

The Aggressive Portfolio invests substantially all of its assets in a group of the Strong Family of Funds in the allocations set forth in the table below, at a stocks/bonds ratio of 80/20. It is directed at investors with relatively high tolerance for risk and seeks medium to high growth of capital with very low current income. It is designed for younger investors who are saving for retirement and who plan to retire in their 60s.

	Underlying Funds	Aggressive

	Strong Advisor Common Stock Fund — Class Z	25%
	Strong Advisor U.S. Value Fund — Class K	10%
	Strong Endeavor Fund — Investor Class	20%
	Strong Government Securities Fund — Investor Class	5%
	Strong Growth and Income Fund — Class K	15%
	Strong Overseas Fund — Investor Class	10%
	Strong Short-Term Bond Fund — Investor Class	5%
	Strong Ultra Short-Term Income Fund — Investor Class	10%

While the Portfolio will generally be invested according to these allocations, it may invest up to 5% of its assets either in Institutional Class shares of the Strong Heritage Money Fund or cash-type securities as a cash management tool. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds may exceed or be less than the asset allocation models shown above. The Portfolio will rebalance its assets among the Underlying Funds in accordance with the Portfolio’s asset allocation model once a calendar quarter. The Portfolio may also rebalance the Portfolio’s assets more frequently than quarterly if, for example, market fluctuations or other conditions cause the Portfolio’s assets to significantly depart from the asset allocations shown above.

Wells Fargo Life Stage — Aggressive Portfolio

The Aggressive Portfolio seeks to achieve the Portfolio’s investment objective by allocating 80% of its assets to affiliated stock funds and 20% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles include, but are not limited to, large company growth, large company value, small company, and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio seeks to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Under normal circumstances, the Portfolio invests:
	•	80% of total assets in stock funds; and
	•	20% of total assets in bond funds.

The percentage of Portfolio assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages.

Portfolio Managers
Strong Life Stage Series — Aggressive Portfolio		Not Applicable
Wells Fargo Life Stage — Aggressive Portfolio		Not Applicable

          WELLS FARGO LIFE STAGE — CONSERVATIVE PORTFOLIO

Comparison of:	which will reorganize into
STRONG LIFE STAGE SERIES — CONSERVATIVE PORTFOLIO	WELLS FARGO LIFE STAGE — CONSERVATIVE PORTFOLIO

Objectives:
Strong Life Stage Series — Conservative Portfolio	•	seeks total return by investing primarily for income and secondarily for capital growth.
Wells Fargo Life Stage — Conservative Portfolio	•	seeks a combination of current income and capital appreciation.

     Investment Strategies:

Strong Life Stage Series — Conservative Portfolio

The Conservative Portfolio invests substantially all of its assets in a group of the Strong Family of Funds in the allocations set forth in the table below, at a stocks/bonds ratio of 40/60. It is directed at investors with low to medium tolerance for risk and seeks current income with low to moderate growth of capital. It is designed for investors who are approaching retirement or who are retired.

	Underlying Funds	Conservative

	Strong Advisor Common Stock Fund — Class Z	10%
	Strong Advisor U.S. Value Fund — Class K	5%
	Strong Endeavor Fund — Investor Class	10%
	Strong Government Securities Fund — Investor Class	15%
	Strong Growth and Income Fund — Class K	10%
	Strong Overseas Fund — Investor Class	5%
	Strong Short-Term Bond Fund — Investor Class	15%
	Strong Ultra Short-Term Income Fund — Investor Class	30%

While the Portfolio will generally be invested according to these allocations, it may invest up to 5% of its assets either in Institutional Class shares of the Strong Heritage Money Fund or cash-type securities as a cash management tool. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds may exceed or be less than the asset allocation models shown above. The Portfolio will rebalance the Portfolio’s assets among the Underlying Funds in accordance with the Portfolio’s assets allocation model once a calendar quarter. The Portfolio may also rebalance the Portfolio’s assets more frequently than quarterly if, for example, market fluctuations or other conditions cause the Fund’s assets to significantly depart from the asset allocations shown above.

Wells Fargo Life Stage — Conservative Portfolio

The Conservative Portfolio seeks to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated bond funds and 40% of its assets to affiliated stock funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the bond funds help to decrease risk while providing income, and the stock funds offer greater long-term capital appreciation potential.

Bond holdings are diversified across a range of short to intermediate term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across several investment styles. These styles include, but are not limited to large company growth, large company value, small company, and international. The Portfolio seeks to achieve the Portfolio’s investment objective by allocating assets across various classes of bonds and stocks of a number of Underlying Funds.

Under normal circumstances, the Portfolio invests:
	•	60% of total assets in bond funds; and
	•	40% of total assets in stock funds.

The percentage of Portfolio assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages.

Portfolio Managers
Strong Life Stage Series — Conservative Portfolio	Not Applicable
Wells Fargo Life Stage — Conservative Portfolio	Not Applicable

          WELLS FARGO LIFE STAGE — MODERATE PORTFOLIO

Comparison of:	which will reorganize into
STRONG LIFE STAGE SERIES — MODERATE PORTFOLIO	WELLS FARGO LIFE STAGE — MODERATE PORTFOLIO

Objectives:
Strong Life Stage Series — Moderate Portfolio	•	seeks total return by investing primarily for capital growth and secondarily for income.
Wells Fargo Life Stage — Moderate Portfolio	•	seeks a combination of capital appreciation and current income.

     Investment Strategies:

Strong Life Stage Series — Moderate Portfolio

The Moderate Portfolio invests substantially all of its assets in a group of the Strong Family of Funds in the allocations set forth in the table below, at a stocks/bonds ratio of 60/40. It is directed at investors with medium to high tolerance for risk and seeks low to moderate growth of capital with some current income. It is designed for middle-aged investors who are saving for retirement and who plan to retire in their 60s.

	Underlying Funds	Moderate

	Strong Advisor Common Stock Fund — Class Z	20%
	Strong Advisor U.S. Value Fund — Class K	10%
	Strong Endeavor Fund — Investor Class	15%
	Strong Government Securities Fund — Investor Class	10%
	Strong Growth and Income Fund — Class K	10%
	Strong Overseas Fund — Investor Class	5%
	Strong Short-Term Bond Fund — Investor Class	10%
	Strong Ultra Short-Term Income Fund — Investor Class	20%

While the Portfolio will generally be invested according to these allocations, it may invest up to 5% of its assets either in Institutional Class shares of the Strong Heritage Money Fund or cash-type securities as a cash management tool. As a result of market gains or losses, the percentage of the Portfolio’s assets invested in stocks or bonds may exceed or be less than the asset allocation models shown above. The Fund will rebalance the Portfolio’s assets among the Underlying Funds in accordance with the Portfolio’s assets allocation model once a calendar quarter. The Portfolio may also rebalance the Portfolio’s assets more frequently than quarterly if, for example, market fluctuations or other conditions cause the Portfolio’s assets to significantly depart from the asset allocations shown above.

Wells Fargo Life Stage — Moderate Portfolio

The Moderate Portfolio seeks to achieve the Portfolio’s investment objective by allocating 60% of its assets to affiliated stock funds and 40% of its assets to affiliated bond funds (the “Underlying Funds”). By investing in several Underlying Funds, the Portfolio achieves diversification as the stock funds offer greater long-term capital appreciation potential, and the bond funds help to decrease risk while providing income.

Stock holdings are diversified across several investment styles. These styles include, but are not limited to large company growth, large company value, small company, and international. Bond holdings are also diversified across a range of short to intermediate term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. The Portfolio seeks to achieve the Portfolio’s investment objective by allocating assets across various classes of stocks and bonds of a number of Underlying Funds.

Under normal circumstances, the Portfolio invests:
	•	60% of total assets in stock funds; and
	•	40% of total assets in bond funds.

The percentage of Portfolio assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio’s assets deviate by a specified percentage from these percentages.

Portfolio Managers
Strong Life Stage Series — Moderate Portfolio	Not Applicable
Wells Fargo Life Stage — Moderate Portfolio	Not Applicable

          WELLS FARGO MID CAP DISCIPLINED FUND

Comparison of:	which will reorganize into
STRONG MID CAP DISCIPLINED FUND	WELLS FARGO MID CAP DISCIPLINED FUND

Objectives:
Strong Mid Cap Disciplined Fund	• seeks capital growth.
Wells Fargo Mid Cap Disciplined Fund	• seeks long-term capital appreciation.

     Investment Strategies:

Strong Mid Cap Disciplined Fund

The Mid Cap Disciplined Fund invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines “medium-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap® Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company’s management team are often an integral part of this process. The goal of the manager’s research is to identify companies that are undervalued or have growth potential that are not currently reflected in the companies’ stock price. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment.

Wells Fargo Mid Cap Disciplined Fund

The Mid Cap Disciplined Fund seeks capital appreciation by investing principally in medium- capitalization companies that the Fund believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines medium-capitalization companies as those with market capitalizations within the range of companies comprising the Russell Midcap® Index, at the time of purchase. The range of the Russell Midcap® Index was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently. To identify these companies, the Fund engages in in-depth, first-hand research, and often visit with members of a company’s management team. The goal of our research is to identify companies that are undervalued or have growth potential not currently reflected in their stock prices. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors.

Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in securities of medium-capitalization companies; and
	•	up to 25% of total assets in foreign securities.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Mid Cap Disciplined Fund	Robert J. Costomiris, CFA
Wells Fargo Mid Cap Disciplined Fund	Robert J. Costomiris, CFA

          WELLS FARGO MINNESOTA TAX-FREE FUND

Comparison of:	which will reorganize into
STRONG MINNESOTA TAX-FREE FUND	WELLS FARGO MINNESOTA TAX-FREE FUND

Objectives:
Strong Minnesota Tax-Free Fund	•	seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes.
Wells Fargo Minnesota Tax-Free Fund	•	seeks a high level of current income exempt from federal income tax and Minnesota individual income tax, without assuming undue risk.

Investment Strategies:

Strong Minnesota Tax-Free Fund

The Minnesota Tax-Free Fund invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations whose interest is exempt from the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential and help the Fund achieve its principal investment strategy of investing 95% of its net assets in Minnesota tax-exempt securities, the Fund may invest up to 25% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short- term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Minnesota Tax- Free Fund

The Minnesota Tax-Free Fund invests in municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations. The Fund also invests in municipal securities issued by the territories and possessions of the United States. The Fund invests principally in municipal securities with interest exempt from both federal income tax and Minnesota individual income tax. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund’s assets in municipal securities that pay interest exempt from Minnesota individual income tax, the Fund currently intends to manage the portfolio whereas at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax.

There are no restrictions on the Fund’s average portfolio maturity. Under normal circumstances, the Fund’s dollar-weighted average maturity will be greater than 10 years. The Fund’s average portfolio maturity may reach or exceed 20 years. Depending on market conditions, the Fund’s average dollar- weighted average maturity could be higher or lower. The Fund emphasizes investments in municipal securities that pay interest income.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax or Minnesota individual income tax;
	•	up to 25% of total assets in securities of related issuers or in securities of any one issuer;
	•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income taxes, including federal AMT; and
	•	up to 25% of total assets in below investment-grade municipal securities, including unrated securities which the Fund classifies as below investment-grade quality.

Portfolio Managers
Strong Minnesota Tax-Free Fund	Duane A. McAllister
Wells Fargo Minnesota Tax-Free Fund	Arthur C. Evans Stephen Galiani

          WELLS FARGO MONEY MARKET FUND

Comparison of:	which will reorganize into
STRONG MONEY MARKET FUND	WELLS FARGO MONEY MARKET FUND

Objectives:
Strong Money Market Fund	•	seeks current income, a stable share price, and daily liquidity.
Wells Fargo Money Market Fund	•	seeks current income, while preserving capital and liquidity.
Investment Strategies:

Strong Money Market Fund

The Money Market Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by governments and their agencies, corporations, and banks and other financial institutions. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

Wells Fargo Money Market Fund

The Money Market Fund actively manages a portfolio of U.S. dollar-denominated high-quality, short- term money market instruments. These include bankers’ acceptances, bank notes, certificates of deposit, commercial paper and repurchase agreements.

Under normal circumstances, the Fund invests:

	•	100% of total assets in high-quality, short-term money market instruments.

Portfolio Managers
Strong Money Market Fund	Jay N. Mueller, CFA
Wells Fargo Money Market Fund	David D. Sylvester Laurie R. White

          WELLS FARGO MUNICIPAL MONEY MARKET FUND

Comparison of:	which will reorganize into
STRONG MUNICIPAL MONEY MARKET FUND	WELLS FARGO MUNICIPAL MONEY MARKET FUND

Objectives:
Strong Municipal Money Market Fund	•	seeks federal tax-exempt current income, a stable share price, and daily liquidity.
Wells Fargo Municipal Money Market Fund	•	seeks current income exempt from federal income tax, while preserving capital and liquidity.
Investment Strategies:

Strong Municipal Money Market Fund

The Municipal Money Market Fund is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the AMT. The manager may sell a holding if its fundamental qualities (e.g., credit quality) deteriorate, or to take advantage of more attractive yield opportunities.

Wells Fargo Municipal Money Market Fund

The Municipal Money Market Fund invests substantially all of its assets in high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, variable, or floating rates of interest and may be zero coupon securities. The Fund invests principally in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT.

Under normal circumstances, the Fund invests:
	•	100% of total assets in high-quality, short-term money market instruments;
	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
	•	up to 20% of the Fund’s assets in municipal obligations, the income from which may be subject to federal income tax; and
	•	up to 35% of total assets in issuers located in a single state.
The Fund may invest more than 25% of total assets in industrial development bonds and in participation interests in these securities.
The Fund may invest in any amount of total assets in securities, that may produce income that is subject to federal AMT.

Portfolio Managers
Strong Municipal Money Market Fund	Wendy Cassetta Duane McAllister, CFA
Wells Fargo Municipal Money Market Fund	David D. Sylvester Julio C. Bonilla

          WELLS FARGO OPPORTUNITY FUND

Comparison of:	which will reorganize into
STRONG OPPORTUNITY FUND	WELLS FARGO OPPORTUNITY FUND

Objectives:
Strong Opportunity Fund	•	seeks capital growth.
Wells Fargo Opportunity Fund	•	seeks long-term capital appreciation.
Investment Strategies:

Strong Opportunity Fund

The Opportunity Fund invests, under normal conditions, primarily in equity securities of medium- capitalization companies that the Fund’s managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company’s “private market value” — the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value. The managers may sell a stock when its price no longer compares favorably with the company’s private market value.

Wells Fargo Opportunity Fund

The Opportunity Fund invests in equity securities of medium-capitalization companies that the Fund believes are under-priced, yet have attractive growth prospects. The Fund bases the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value” — the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. The Fund determines a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Under normal circumstances, the Fund invests:
	•	at least 80% of total assets in equity securities; and
	•	up to 25% of total assets in foreign securities.

Portfolio Managers
Strong Opportunity Fund	Ann M. Miletti Richard T. Weiss
Wells Fargo Opportunity Fund	Ann M. Miletti Richard T. Weiss

          WELLS FARGO OVERSEAS FUND

Comparison of:	which will reorganize into
STRONG OVERSEAS FUND	WELLS FARGO OVERSEAS FUND

Objectives:
Strong Overseas Fund	•	seeks capital growth.
Wells Fargo Overseas Fund	•	seeks long-term capital appreciation.
Investment Strategies:

Strong Overseas Fund

The Overseas Fund invests, under normal conditions, at least 80% of its net assets in foreign equity securities of companies incorporated in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

Wells Fargo Overseas Fund

The Overseas Fund seeks capital appreciation by investing principally in equity securities of non-U.S. securities. The Fund focuses on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. The Fund invests primarily in developed countries, but may invest in emerging markets. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in non-U.S. securities.

Portfolio Managers
Strong Overseas Fund	Stacey Ho, CFA Katherine Schapiro, CFA
Wells Fargo Overseas Fund	Mark Beale Richard Lewis

          WELLS FARGO SHORT-TERM BOND FUND

Comparison of:		which will reorganize into
•	STRONG SHORT-TERM BOND FUND	WELLS FARGO SHORT-TERM BOND FUND
•	STRONG SHORT-TERM INCOME FUND

Objectives:
Strong Short-Term Bond Fund	•	seeks total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term Income Fund	•	seeks total return by investing for a high level of current income.
Wells Fargo Short-Term Bond Fund	•	seeks current income consistent with capital preservation.
Investment Strategies:

Strong Short- Term Bond Fund

The Short-Term Bond Fund invests, under normal conditions, at least 80% of its net assets in bonds, including short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. Government(and its agencies) bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality bonds (e.g., bonds rated BBB and higher by S&P). The Fund’s average effective maturity will normally be three years or less. The Fund may also invest up to 25% of its net assets in lower-quality, high-yield bonds (e.g., bonds rated BB to C by S&P). The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity).

Strong Short- Term Income Fund

The Short-Term Income Fund invests, under normal conditions, 100% of its net assets in investment- grade securities (including investment-grade corporate, mortgage- and asset-backed, and U.S. Government and its agencies’ bonds), and other investment-grade obligations. Investment-grade securities are securities rated in the higher quality categories to those rated in the medium-quality category (e.g., securities rated AAA to BBB by S&P). The Fund’s average effective maturity will normally be three years or less. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Short-Term Bond Fund

The Short-Term Bond Fund seeks current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short- to intermediate-term debt securities. Under normal circumstances, the Fund expects the Fund’s average effective maturity to be three years or less. The Fund may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in debt securities;
	•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;
	•	up to 25% of total assets in below investment-grade debt securities; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

Portfolio Managers
Strong Short-Term Bond Fund	Thomas M. Price, CFA Jay N. Mueller, CFA
Strong Short-Term Income Fund	Thomas M. Price, CFA Jay N. Mueller, CFA
Wells Fargo Short-Term Bond Fund	Thomas M. Price, CFA Jay N. Mueller, CFA

          WELLS FARGO SHORT-TERM HIGH YIELD BOND FUND

Comparison of:	which will reorganize into
STRONG SHORT-TERM HIGH YIELD BOND FUND	WELLS FARGO SHORT-TERM HIGH YIELD BOND FUND

Objectives:
Strong Short-Term High Yield Bond Fund	•	seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Wells Fargo Short-Term High Yield Bond Fund	•	seeks total return with a high level of current income.
Investment Strategies:

Strong Short- Term High Yield Bond Fund

The Short-Term High Yield Bond Fund invests, under normal conditions, at least 80% of its net assets in short- and intermediate-term, lower-quality, high-yield bonds (e.g., bonds rated BB through C by S&P) of corporate issuers. The Fund’s manager intends to invest primarily in debt obligations rated BB through B by S&P or another nationally recognized statistical rating organization. The Fund’s average effective maturity will normally be three years or less. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Short-Term High Yield Bond Fund

The Short-Term High Yield Bond Fund seeks total return by investing in a diversified portfolio consisting of below investment-grade debt securities (often called “high-yield” securities or “junk bonds”) of corporate issuers. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. The Fund expects the Fund’s average effective maturity to be three years or less.

Under normal circumstances, the Fund invests
	•	at least 80% of the Fund’s assets in below investment-grade corporate debt securities;
	•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, the Fund will generally invest securities that are rated BB+ through B- by S&P, or that are unrated but deemed by us to be of comparable quality.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Short-Term High Yield Bond Fund	Thomas M. Price, CFA
Wells Fargo Short-Term High Yield Bond Fund	Thomas M. Price, CFA

          WELLS FARGO SHORT-TERM MUNICIPAL BOND FUND

Comparison of:		which will reorganize into
•	STRONG SHORT-TERM MUNICIPAL BOND FUND	WELLS FARGO SHORT-TERM MUNICIPAL BOND FUND
•	STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

Objectives:
Strong Short-Term Municipal Bond Fund	•	seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.
Strong Short-Term High Yield Municipal Fund	•	seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Wells Fargo Short-Term Municipal Bond Fund	•	seeks current income exempt from federal income tax consistent with capital preservation.
Investment Strategies:

Strong Short- Term Municipal Bond Fund

The Short-Term Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term municipal bonds, and invests at least 85% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund may invest up to 15% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Strong Short- Term High Yield Municipal Fund

The Short-Term High Yield Municipal Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, and invests primarily in short-term and intermediate-term municipal bonds. Under normal conditions, the Fund invests at least 65% of its net assets in medium- and lower-quality securities (e.g., securities rated BBB through C by Standard & Poor (S&P)). The Fund may also invest up to 20% of its net assets in taxable securities of comparable credit quality to its investments in municipal obligations including U.S. Government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Short-Term Municipal Bond Fund

The Short-Term Municipal Bond Fund seeks current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a portfolio of short-term municipal securities. The Fund invests principally in municipal securities that pay interest exempt from federal income tax. The Fund conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Under normal circumstances, the Fund expects the Fund’s average effective maturity to be three years or less.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
	•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities; and
	•	up to 15% of total assets in below investment-grade debt securities.
The Fund may invest any amount of total assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Portfolio Managers
Strong Short-Term Municipal Bond Fund	Lyle J. Fitterer, CFA, CPA
Strong Short-Term High Yield Municipal Fund	Mary-Kay H. Bourbulas
Wells Fargo Short-Term Municipal Bond Fund	Lyle J. Fitterer, CFA, CPA

          WELLS FARGO SMALL/MID CAP VALUE FUND

Comparison of:	which will reorganize into
STRONG SMALL/MID CAP VALUE FUND WELLS FARGO SMALL/MID CAP VALUE FUND

Objectives:
Strong Small/Mid Cap Value Fund	•	seeks capital growth.
Wells Fargo Small/Mid Cap Value Fund	•	seeks long-term capital appreciation.
Investment Strategies:

Strong Small/Mid Cap Value Fund

The Small/Mid Cap Value Fund invests, under normal conditions, at least 80% of its net assets in equity securities of small- and medium-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flows, or asset value. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

Wells Fargo Small/Mid Cap Value Fund

The Small/Mid Cap Value Fund seeks capital appreciation by investing principally in securities of small- and medium-capitalization companies that the Fund believes are undervalued relative to the market based on earnings, cash flows or asset value. The Fund defines small- and medium-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell Mid Cap Index, at the time of purchase. The range of the Russell Mid Cap Index was $513 million to $13.84 billion as of June 30, 2004, and is expected to change frequently. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in securities of small- and medium-capitalization companies; and
	•	up to 30% of total assets in foreign securities.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Small/Mid Cap Value Fund	I. Charles Rinaldi
Wells Fargo Small/Mid Cap Value Fund	I. Charles Rinaldi

          WELLS FARGO SMALL CAP DISCIPLINED FUND

Comparison of:	which will reorganize into
STRONG SMALL COMPANY VALUE FUND	WELLS FARGO SMALL CAP DISCIPLINED FUND

Objectives:
Strong Small Company Value Fund	•	seeks capital growth.
Wells Fargo Small Cap Disciplined Fund	•	seeks long-term capital appreciation.
Investment Strategies:

Strong Small Company Value Fund

The Small Company Value Fund invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund’s manager believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines “small-capitalization companies” as companies whose market capitalization is substantially similar to that of companies in the Russell 2500™ Index at the time of investment. The manager tries to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities, including commodity-linked derivatives, for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

Wells Fargo Small Cap Disciplined Fund

The Small Cap Disciplined Fund seeks capital appreciation by investing principally in securities of small-capitalization companies that the Fund believes present attractive opportunities but have not been widely recognized by investment analysts or the financial press. The Fund defines small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500™ Index, at the time of purchase. The range of the Russell 2500™ Index was $37 million to $4.8 billion as of June 30, 2004, and is expected to change frequently. The Fund aims to take advantage of the market’s attention on short-term prospects by focusing on indicators of a company’s long-term success, such as balance sheets and underlying assets. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and
	•	up to 25% of total assets in foreign securities.
The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Small Company Value Fund	Robert J. Costomiris, CFA
Wells Fargo Small Cap Disciplined Fund	Robert J. Costomiris, CFA

          WELLS FARGO ULTRA SHORT-TERM INCOME FUND

Comparison of:	which will reorganize into
STRONG ULTRA SHORT-TERM INCOME FUND	WELLS FARGO ULTRA SHORT-TERM INCOME FUND

Objectives:
Strong Ultra Short-Term Income Fund	•	seeks current income with a very low degree of share-price fluctuation.
Wells Fargo Ultra Short-Term Income Fund	•	seeks current income consistent with capital preservation.
Investment Strategies:

Strong Ultra Short-Term Income Fund

The Ultra Short-Term Income Fund invests, under normal conditions, primarily in very short-term, corporate, and mortgage- and asset-backed bonds. The Fund invests at least 75% of its net assets in higher- and medium-quality securities. The Fund’s average effective maturity is usually one year or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).

Wells Fargo Ultra Short-Term Income Fund

The Ultra Short-Term Income Fund seeks current income consistent with capital preservation while seeking to maintain a low degree of share-price fluctuation by investing in a diversified portfolio consisting of short-term debt securities of domestic and foreign issuers. Under normal circumstances, The Fund expect the Fund’s average effective maturity to be one year or less. Our portfolio holdings may include U.S. Government obligations, corporate debt securities and mortgage- and other asset- backed debt securities.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in income-producing debt securities;
	•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers;
	•	up to 25% of total assets in below investment-grade debt securities; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of our below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated at least BB- by S&P or Ba- by Moody’s, or that are unrated but deemed by us to be of comparable quality.

Portfolio Managers
Strong Ultra Short-Term Income Fund	Thomas M. Price, CFA Jay N. Mueller, CFA
Wells Fargo Ultra Short-Term Income Fund	Thomas M. Price, CFA Jay N. Mueller, CFA

          WELLS FARGO ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Comparison of:	which will reorganize into
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND	WELLS FARGO ULTRA SHORT-TERM MUNICIPAL INCOME FUND

Objectives:
Strong Ultra Short-Term Municipal Income Fund	•	seeks federal tax-exempt current income with a very low degree of share-price fluctuation.
Wells Fargo Ultra Short-Term Municipal Income Fund	•	seeks current income exempt from federal income tax consistent with capital preservation.
Investment Strategies:

Strong Ultra Short-Term Municipal Income Fund

The Ultra Short-Term Municipal Income Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in very short-term municipal securities and invests at least 90% of its net assets in higher- and medium-quality securities. The Fund’s average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The managers may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns).

Wells Fargo Ultra Short-Term Municipal Income Fund

The Ultra Short-Term Municipal Income Fund seeks current income consistent with a low degree of share-price fluctuation by investing in a portfolio of short-term municipal securities. The Fund invests principally in municipal securities that pay interest exempt from federal income tax. Under normal circumstances, the Fund expect the Fund’s average effective maturity to be one year or less. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
•

up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate securities, and other short-term debt securities; and

	•	up to 10% of total assets in below investment-grade debt securities.
The Fund may invest any amount of our assets in securities, including municipal securities, that may produce income subject to the federal AMT.

As part of our below investment-grade debt securities investment strategy, the Fund will generally invest in securities that are rated at least BB- by S&P or Ba- by Moody’s, or that are unrated but deemed by us to be of comparable quality.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Ultra Short-Term Municipal Income Fund	Mary-Kay H. Bourbulas Lyle J. Fitterer, CFA, CPA
Wells Fargo Ultra Short-Term Municipal Income Fund	Lyle J. Fitterer, CFA, CPA

          WELLS FARGO WISCONSIN TAX-FREE FUND

Comparison of:	which will reorganize into
STRONG WISCONSIN TAX-FREE FUND	WELLS FARGO WISCONSIN TAX-FREE FUND

Objectives:
Strong Wisconsin Tax-Free Fund	•	seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes.
Wells Fargo Wisconsin Tax-Free Fund	•	seeks a high level of current income exempt from federal income tax and Wisconsin individual income tax, without assuming undue risk.
Investment Strategies:

Strong Wisconsin Tax-Free Fund

The Wisconsin Tax-Free Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from federal and Wisconsin income taxes, including the federal alternative minimum tax (AMT). It invests at least 65% of its net assets in higher- and medium- quality securities. To enhance its return potential, the Fund may also invest up to 25% of its net assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Wisconsin Tax- Free Fund

The Wisconsin Tax-Free Fund invests principally in municipal securities with interest exempt from both federal income tax (including federal AMT) and Wisconsin individual income tax. These securities may include debt obligations issued by (a) Wisconsin and its subdivisions, authorities, instrumentalities and corporations; (b) U.S. territories and possessions; and (c) any other issuer whose securities are exempt from federal income tax and Wisconsin individual income tax. The Fund expects the Fund’s average effective maturity to be between 5 and 20 years.

Under normal circumstances, the Fund invests:
	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, including federal AMT and Wisconsin individual income tax;
	•	up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, such as U.S. Government obligations, bank and corporate obligations, and short-term debt securities;
	•	up to 25% of total assets in below investment-grade debt securities;
	•	up to 25% of total assets in industrial development bonds; and
	•	up to 25% of total assets in municipal leases.

Portfolio Managers
Strong Wisconsin Tax-Free Fund	Lyle J. Fitterer, CFA, CPA
Wells Fargo Wisconsin Tax-Free Fund	Lyle J. Fitterer, CFA, CPA

EXHIBIT C — ADDITIONAL RISKS OF THE WELLS FARGO FUNDS

          Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

          Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Common and Specific Risk Considerations” section of the Prospectus/Proxy Statement. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•

We cannot guarantee that a Fund will meet its investment objectives. In particular, with respect to each Money Market Fund, we cannot guarantee that these Funds will be able to maintain a $1.00 per share NAV.

•

We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisers, offer or promise to make good on any such losses.

•

Share prices — and therefore the value of your investment — will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•

Each Fund, except the Money Market Funds, may hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•

The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•

Certain Funds may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that certain Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•

Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

          What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the SAI.

          Counter-Party Risk — The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

          Credit Risk — The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

          Currency Risk — The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

          Emerging Market Risk — The additional risks associated with emerging markets, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

          Foreign Investment Risk — The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

          Information Risk — The risk that information about a security is either unavailable, incomplete or is inaccurate.

          Interest Rate Risk — The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

          Leverage Risk — The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

          Liquidity Risk — The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

          Market Risk — The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

          Prepayment/Extension Risk — The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

          Regulatory Risk — The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

          Small Company Investment Risk — The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

          In addition to the general risks discussed above and under “Common and Specific Risk Considerations,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Investment Practice/Risk” section below for each Fund. You should also see the SAIs for additional information about the investment practices and risks particular to each Fund.

EQUITY FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAIs for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Asia Pacific Fund	Balanced Fund	Discovery Fund	Dividend Income Fund	Enterprise Fund	Growth Fund	Growth and Income Fund	Index Fund	Large Cap Growth Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•	•	•	•	•	•

Emerging Markets
Securities of companies based in
countries considered developing or
to have “emerging” stock markets.
Generally, these securities have
the same types of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk	•

Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•	•	•	•	•	•		•

Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•	•	•	•	•		•

Loans of Portfolio Securities
The practice of loaning securities
to brokers, dealers and financial
institutions to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third of
total assets, including the value of
collateral received).

	Credit, Counter- Party and Leverage Risk	•	•	•	•	•	•	•	•	•

Options
The right to buy or sell a security based
on an agreed upon price at a specific
time. Types of options used may
include: options on securities, options
on a stock index, and options on stock
index futures to protect liquidity and
portfolio values.

	Credit, Leverage and Liquidity Risk								•

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other Fund’s expenses,
in addition to the expenses paid by
the Fund.

	Market Risk	•	•	•	•	•	•	•	•	•

Investment Practice	Principal Risk(s)	Asia Pacific Fund	Balanced Fund	Discovery Fund	Dividend Income Fund	Enterprise Fund	Growth Fund	Growth and Income Fund	Index Fund	Large Cap Growth Fund

Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•	•	•	•	•	•	•

Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•	•	•	•	•	•

Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	•		•		•	•

Investment Practice	Principal Risk(s)	Capital Growth Fund	Mid Cap Disciplined Fund	Opportunity Fund	Overseas Fund	Small/Mid Cap Value Fund	Small Cap Disciplined Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•	•	•

Emerging Markets
Securities of companies based in
countries considered developing or
to have “emerging” stock markets.
Generally, these securities have
the same types of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk				•
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•	•	•	•	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•	•	•	•

Loans of Portfolio Securities
The practice of loaning securities
to brokers, dealers and financial
institutions to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third of
total assets, including the value of
collateral received).

	Credit, Counter- Party and Leverage Risk	•	•	•	•	•	•

Options
The right to buy or sell a security based
on an agreed upon price at a specific
time. Types of options used may
include: options on securities, options
on a stock index, and options on stock
index futures to protect liquidity and
portfolio values.

	Credit, Leverage and Liquidity Risk		•			•	•

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other Fund’s expenses,
in addition to the expenses paid by
the Fund.

	Market Risk	•	•	•	•	•	•
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•	•	•	•

Investment Practice	Principal Risk(s)	Capital Growth Fund	Mid Cap Disciplined Fund	Opportunity Fund	Overseas Fund	Small/Mid Cap Value Fund	Small Cap Disciplined Fund

Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•	•	•
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk		•	•	•	•	•

INCOME FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAIs for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund	Short-Term High Yield Bond Fund	Ultra Short-Term Income Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•	•	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•	•	•	•	•	•
Foreign Obligations Dollar-denominated debt obligations of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory and Liquidity Risk	•		•	•	•	•
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	•	•	•	•	•	•

High Yield Securities
Debt securities of lower quality that
produce generally higher rates of return.
These securities, sometimes referred
to as “junk bonds,” tend to be more
sensitive to economic conditions, more
volatile, and less liquid, and are subject
to greater risk of default.

	Interest Rate and Credit Risk	•		•	•	•	•

Illiquid Securities
A security which may not be sold or
disposed of in the ordinary course
of business within seven days at
approximately the value determined
for it by the Fund. Limited to 15%
of net assets.

	Liquidity Risk	•		•	•	•	•

Loans of Portfolio Securities
The practice of loaning securities to
brokers, dealers and financial
institutions to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third
of total assets, including the value
of collateral received).

	Credit, Counter- Party and Leverage Risk	•	•	•	•	•	•

Investment Practice	Principal Risk(s)	Corporate Bond Fund	Government Securities Fund	High Income Fund	Short-Term Bond Fund	Short-Term High Yield Bond Fund	Short-Term Income Fund	Ultra Short- Term Income Fund

Loan Participations
Debt obligations that represent a portion
of a larger loan made by a bank.
Generally sold without guarantee or
recourse, some participations sell at a
discount because of the borrower’s
credit problems.

Credit Risk
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/ Extension Risk	•	•	•	•	•	•	•

Options
The right to buy or sell a security based
on an agreed upon price at a specific
time. Types of options used may
include: options on securities, options
on a stock index, and options on stock
index futures to protect liquidity and
portfolio values.

	Credit, Leverage and Liquidity Risk	•	•	•	•	•	•	•

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other Fund’s expenses,
in addition to the expenses paid by
the Fund.

	Market Risk	•		•	•	•		•
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•		•	•	•		•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•	•	•	•

Stripped Obligations
Securities that give ownership to either
future payments of interest or a future
payment of principal, but not both.
These securities tend to have greater
interest rate sensitivity than
conventional debt.

	Interest Rate Risk	•	•	•	•	•	•	•

MONEY MARKET FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAIs for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Heritage Money Market Fund	Money Market Fund	Municipal Money Market Fund	National Tax-Free Money Market Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•	•	•	•
Foreign Obligations Debt-securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Liquidity Risk	•	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 10% of net assets.	Liquidity Risk	•	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•

TAX-FREE FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAIs for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Intermediate Tax-Free Fund	Minnesota Tax-Free Fund	Short-Term Municipal Bond Fund	Ultra Short-Term Municipal Income Fund	Wisconsin Tax-Free Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•	•	•	•	•
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	•	•	•	•	•

High Yield Securities
Debt securities of lower quality that
produce generally higher rates of return.
These securities, sometimes referred
to as “junk bonds,” tend to be more
sensitive to economic conditions, more
volatile, and less liquid, and are subject
to greater risk of default.

	Interest Rate and Credit Risk	•	•	•	•	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•	•	•

Loans of Portfolio Securities
The practice of loaning securities
to brokers, dealers and financial
institutions to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third
of total assets, including the value
of collateral received).

	Credit, Counter- Party and Leverage Risk	•	•	•	•	•
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/ Extension Risk	•	•	•	•	•

Investment Practice	Principal Risk(s)	Intermediate Tax-Free Fund	Minnesota Tax-Free Fund	Short-Term Municipal Bond Fund	Ultra Short-Term Municipal Income Fund	Wisconsin Tax-Free Fund

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other Fund’s expenses,
in addition to the expenses paid by
the Fund.

	Market Risk	•	•	•	•	•
Private Activity Bonds Bonds that pay interest subject to the federal AMT. Limited to 20% of net assets.	Interest Rate and Credit Risk	•	•	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•	•

LIFE STAGE

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the SAIs for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Aggressive Portfolio	Conservative Portfolio	Moderate Portfolio

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•	•	•
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments, and other foreign entities.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•	•
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•	•
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	•	•	•

High Yield Securities
Debt securities of lower quality that produce generally
higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	•	•	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	•	•	•
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/ Extension Risk	•	•	•

Options
The right to buy or sell a security based on an agreed upon
price at a specific time. Types of options used may include:
options on securities, options on a stock index, and options on stock index futures to protect liquidity and portfolio values.

	Credit, Information and Liquidity Risk	•	•	•

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,
which will cause Fund shareholders to bear a pro-rata portion of the other Fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	•	•	•

Investment Practice	Principal Risk(s)	Aggressive Portfolio	Conservative Portfolio	Moderate Portfolio

Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity Risk	•	•	•

EXHIBIT D — PORTFOLIO MANAGERS

Mark Beale
WF Overseas Fund
Mr. Beale joined New Star in 1982 and has been a portfolio manager since 1987. He currently serves as the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He is expected to assume portfolio management responsibilities for the WF Overseas Fund at the closing of the Transaction. Mr. Beale holds a B.A. in Economic History from the University of Sussex, England.

Julio C. Bonilla
WF Municipal Money Market Fund
WF National Tax-Free Money Market Fund since 2002
Mr. Bonilla has been part of the Wells Capital team that specializes in tax-exempt fixed income securities for three years. He was named Co-Portfolio Manager in 2002. Mr. Bonilla began his career in 1997 with Wells Fargo, the firm’s parent company, as a brokerage sales assistant. He earned his M.B.A. in finance from Pepperdine University in 1997. He also holds a bachelor’s degree in political science from the University of San Diego. Mr. Bonilla is currently a Level 2 candidate for the Chartered Financial Analyst designation.

Robert J. Costomiris, CFA
WF Mid Cap Disciplined Fund and its predecessor since 2001
WF Small Cap Disciplined Fund and its predecessor since 2002
Mr. Costomiris is expected to join Wells Capital and assume portfolio responsibilities for the WF Small Company Value Fund at the closing of the Transaction. He joined SCM as a portfolio manager in April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He received his B.S. in chemical engineering from the University of Pennsylvania and his M.B.A. in finance and accounting from the University of Chicago Graduate School of Business.

Anthony L. T. Cragg
WF Asia Pacific Fund and its predecessor since 1993
Mr. Cragg is expected to join Wells Capital at the closing of the Transaction. He joined SCM in April 1993 to develop SCM’s international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. He began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo. He received his M.A. in English literature from Christ Church, Oxford University.

Arthur C. Evans
WF Minnesota Tax-Free Fund
Mr. Evans is Senior Portfolio Manager with Wells Capital Management, sub-adviser to Wells Fargo Funds, and a member of the tax-exempt fixed-income team. Mr. Evans manages both tax-exempt and tax-free investment funds (Wells Fargo Colorado Tax-Free, Wells Fargo Minnesota Tax-Free, Wells Fargo National Limited Term Tax-Free, Wells Fargo National Tax-Free, and the Wells Fargo Nebraska Tax-Free) in addition to overseeing institutional private accounts. Prior to joining the firm in 2000, Mr. Evans was responsible for the investment operations of PennCorp Financial Group, a $6 billion life and health insurance company, serving as its chief investment officer since 1995. He was also an institutional portfolio manager with Blackrock Financial Management, and was a municipal trader/strategist with Conning Asset Management. Mr. Evans earned an M.B.A. from the Fuqua School of Business, Duke University. He also holds a B.B.A. in finance from the University of Texas at Austin.

Lyle J. Fitterer, CFA, CPA
WF Short-Term Municipal Bond Fund and its predecessor since 2000
WF Ultra Short-Term Municipal Income Fund and its predecessor 2000
WF Intermediate Tax-Free Fund and its predecessor since 2001
WF Wisconsin Tax-Free Fund and its predecessor since 2001
Mr. Fitterer is expected to join Wells Capital at the closing of the Transaction. He has been with SCM since 1989 and has served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998. He joined Strong Institutional

Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his BS in Accounting from the University of North Dakota.

Stephen Galiani
WF Minnesota Tax-Free Fund
WF National Tax-Free Fund since 2000
Mr. Galiani joined Wells Capital in 1997 and is the firm’s Managing Director for Municipal with overall managerial responsibility for municipal strategy, portfolio management, credit research and trade execution. He will assume portfolio management responsibility for the WF Minnesota Tax-Free Fund at the closing of the Transaction. Prior to Wells Capital, he served as Director of Fixed Income from 1995 to 1997 for Qualivest Capital Management. He was President from 1990 to 1995 of GalianiAsset Management Corporation, an independent advisory practice. Mr. Galiani earned his B.A. in English from Manhattan College and his M.B.A. from Boston University.

Gregory T. Genung, CFA
WF Index Fund since 2002
Mr. Genung co-manages certain Wells Fargo index mutual funds, private accounts and collective trust funds. Mr. Genung joined the firm in 2001 as a Relationship Manager and became Co-Manager for the funds in 2002. Before joining Wells Capital in 2001, he was a securities trader for Norwest Investment Services, Inc. since 1994. Earlier, he worked with Piper Capital Management, where he became senior advisory account administrator, specializing in mortgage-backed derivative products. Mr. Genung earned his bachelor’s degree in finance and economics from the University of Minnesota, Duluth.

David A. Katz, CFA
WF Growth and Income Fund
Mr. Katz is expected to assume portfolio management responsibilities for the WF Growth and Income Fund at the closing of the Transaction. He is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix Asset Advisors. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a Portfolio Manager/Analyst. He earned his B.A. in economics, summa cum laude, from Union College and his M.B.A., with a concentration in finance, from New York University Graduate School of Business.

W. Frank Koster
WF Balanced Fund and its predecessor since 2004
WF Government Securities Fund
Mr. Koster is expected to join Wells Capital at the closing of the Transaction. Mr. Koster joined SCM in March 1999. Since March 2001, Mr. Koster has been a Portfolio Manager for SCM’s institutional fixed-income accounts. From December 2000 to March 2001, he was a fixed-income product specialist, and from March 1999 to December 2000, he was a Senior Vice President of Strong’s Institutional Business Group. Mr. Koster received his bachelor’s degree in economics from the College of Wooster in 1979.

James M. Leach
WF Discovery Fund and its predecessor since 2003
Mr. Leach is expected to join Wells Capital at the closing of the Transaction. Mr. Leach joined SCM in October 2000. In September 2003, Mr. Leach was a portfolio manager for institutional mid-cap equity accounts for SCM. Beginning October 2003 until the present, he has served as a co-portfolio manager of the Strong Discovery Fund. From October 2000 to September 2003, Mr. Leach was a portfolio manager for institutional mid-cap equity accounts. From April 1999 to October 2000, Mr. Leach was responsible for assisting in the portfolio management and research effort for Conseco Capital Management’s equity portfolios. Mr. Leach received his bachelor’s degree in mechanical engineering from the University of California at Santa Barbara in 1990 and his master’s of business administration degree in Finance from New York University’s Stern School of Business in 1995.

Richard Lewis
WF Overseas Fund
Mr. Lewis joined New Star in 1989 and is responsible for European equities. He is a member of New Star’s Investment Policy Committee and Currency Group. He is expected to assume portfolio management responsibilities for the WF Overseas Fund at the closing of the Transaction. Mr. Lewis holds a B.A. in Economic History from the University of Sussex, England.

Duane A. McAllister, CFA
WF Intermediate Tax-Free Fund since 2005
Mr. McAllister is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in May 2002. Mr. McAllister is a municipal fund portfolio manager. While at SCM, he has been the portfolio manager of the Strong Minnesota Tax-Free Fund since December 2002, and the Strong Advisor Municipal Bond Fund since March 2003. He has also served as co-portfolio manager of the Strong Florida Municipal Money Market Fund since April 2004, the Strong Municipal Money Market Fund since April 2004, and the Strong Tax-Free Money Market Fund since April 2004. Prior to joining SCM, Mr. McAllister was a portfolio manager at AAL Capital Management Corporation from November 1995 to April 2002. From May 1994 to October 1995, he was a portfolio manager for Duff & Phelps Investment Management Company. Mr. McAllister received his bachelor’s degree in finance from Northern Illinois University.

Ann M. Miletti
WF Opportunity Fund
Ms. Miletti is expected to join Wells Capital at the closing of the Transaction. She joined SCM in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named as the co-portfolio manager of the Strong Common Stock Fund and the Strong Opportunity Fund. Ms. Miletti earned her bachelor’s degree in education from the University of Wisconsin.

Jay N. Mueller, CFA
WF Government Securities Fund and its predecessor since 2004
WF Short-Term Bond Fund
WF Ultra Short-Term Income Fund
Mr. Mueller is expected to join Wells Capital at the closing of the Transaction. He joined SCM in 1991. Mr. Mueller currently serves as a portfolio manager for SCM. He has been the sole portfolio manager for the Strong Heritage Money Fund since 1995 and the Strong Money Market Fund since 1991. Since April 2004, Mr. Mueller also serves as co-portfolio manager, for the following funds: Strong Advisor Short Duration Bond Fund, Strong Corporate Income Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong Short-Term Income Fund, and Strong Ultra Short-Term Income Fund. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. degree in economics from the University Chicago.

Brandon M. Nelson, CFA
WF Growth Fund since 2005
WF Large Cap Growth Fund
Mr. Nelson is expected to join Wells Capital at the closing of the Transaction. He joined SCM in July 1996. Since October 2000, he has managed equity accounts. From July 1996 to October 2000, Mr. Nelson was an equity research analyst. Mr. Nelson received a bachelor’s degree in business administration from the University of Wisconsin — Madison, a master’s of science degree in finance from the University of Wisconsin — Madison, and was selected to participate in the Applied Security Analysis Program.

Jennifer C. Newell, CFA
WF Dividend Income Fund
Ms. Newell joined Wells Capital in October 2003, as senior portfolio manager of the Relative Yield Strategy. Prior to Wells Capital, Ms. Newell served as president and portfolio manager at Newell Associates from 1992 until October 2003 where she managed portfolios for institutional and private clients. Previously, Ms. Newell worked at Putnam Investments as assistant vice president and manager of product support. She also held a marketing position at Massachusetts Financial Services. Ms. Newell is a CFA charterholder. She received her master’s degree from the Haas School of Business at the University of California, Berkeley, and her bachelor’s degree from Wheaton College, Mass.

Roger D. Newell
WF Dividend Income Fund
Mr. Newell joined Wells Capital in October 2003, as senior strategist for the Relative Yield Strategy. He came to Wells Capital after serving as chairman and chief officer of Newell Associates from 1986 until October 2003 where he managed portfolios for institutional and private clients. Mr. Newell’s professional career includes tenure at the Bank of California where he served from 1958 until his departure in 1986 to form Newell Associates. While at The Bank of California he held various portfolio management positions including vice president and associate chief investment officer, chairman of the Investment Policy Committee, chairman of the Trust,

Commingled Fund Committee, and head of Coastwide Portfolio Management. Mr. Newell holds a JD degree from Harvard Law School. He obtained his bachelor’s and master’s degrees from the University of Minnesota.

David J. Newton II, CFA, CPA
WF Corporate Bond Fund since 2005
Mr. Newton is expected to join Wells Capital at the closing of the Transaction. He joined SCM in October 2002 as a high-grade, fixed-income analyst. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A. from the University of Michigan and a B.A. in Economics from Albion College.

Thomas C. Ognar, CFA
WF Growth Fund and its predecessor since 2002
WF Large Cap Growth Fund
Mr. Ognar is expected to join Wells Capital at the closing of the Transaction. He joined SCM in January 1998, where he was a senior equity research analyst from October 1998 to 2002. Prior to that he was an equity research analyst at SCM. Prior to joining SCM, he was a research analyst at M&I Investment Management Corp. Prior to joining M&I Investment Management Corp., he was a trader at Republic Securities, Inc. Mr. Ognar received his B.A. in finance from Miami University and his M.S. in finance from the University of Wisconsin — Madison.

Bruce C. Olson, CFA
WF Growth Fund since 2005
WF Large Cap Growth Fund and its predecessor since 2002
Mr. Olson is expected to join Wells Capital at the closing of the Transaction. He joined SCM in 1994 and has managed separate and institutional accounts since January 1998. In May 2002, he was also named as a co-portfolio manager of the Strong Large Cap Growth Fund and sole portfolio manager of the Fund on June 30, 2003. Prior to joining SCM, he was a managing partner at Olson Brothers, Inc. (a retail real estate and investment asset business that was dissolved in 1993). Prior to joining Olson Brother Inc., he was an account manager at The Travelers Corporation in 1982. He then went on to the American National Bank and Trust Co. of Chicago, Investment Management Group. Later, he became a portfolio manager and research analyst for Minton Investment Corporation. Mr. Olson earned a B.A. in finance and history from Gustavus Adolphus College.

Thomas J. Pence, CFA
WF Capital Growth Fund and its predecessor since 2004
WF Enterprise Fund and its predecessor since 2000
WF Discovery Fund and its predecessor since 2001
Mr. Pence is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (CCM). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining CCM in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. in business from Indiana University and his M.B.A. in finance with honors from the University of Notre Dame.

Thomas M. Price, CFA
WF Ultra Short-Term Income Fund and its predecessor since 2002
WF Short-Term Bond Fund and its predecessor since 2002
WF Short-Term High Yield Bond Fund and its predecessor since 1998
WF High Income Fund and its predecessor since 1998
Mr. Price is expected to join Wells Capital at the closing of the Transaction. He joined SCM in April 1996 as a fixed income research analyst and became a fixed income co-portfolio manager of the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund in May 1998. In March 1992, he became the co-portfolio manager of the Strong Ultra Short-Term Income Fund and in July 2002, he became the co-portfolio manager of the Strong Short-Term Bond Fund. In August 2002, Mr. Price was named as a co-portfolio manager of the Strong Advisor Bond Fund and the Strong Advisor Short Duration Bond Fund. He became the co-portfolio manager of the Strong Corporate Income Fund and the Strong Short-Term Income Fund in October 2002 and began co-managing the Strong Advisor Strategic Income Fund in June 2004. Mr. Price is the Team Leader of SCM’s Fixed Income Team and also manages separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined

Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. in finance from the Kellogg Graduate School of Management, Northwestern University.

Janet S. Rilling, CFA, CPA
WF Corporate Bond Fund and its predecessor since 2000
Ms. Rilling is expected to join Wells Capital at the closing of the Transaction. She joined SCM as a research analyst in 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. in accounting and finance and her M.B.A. in finance from the University of Wisconsin.

I. Charles Rinaldi
WF Small/Mid Cap Value Fund and its predecessor since 2002
Mr. Rinaldi is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. in biology from St. Michael’s College and his M.B.A. in finance from Babson College.

David L. Roberts, CFA
WF Balanced Fund since 2004
Mr. Roberts joined Wells Capital in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital and Norwest Investment Management combined investment advisory services under the Wells Capital name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became assistant vice president and portfolio manager in 1980 and was promoted to vice president in 1982. He earned his B.A. in mathematics from Carroll College.

David D. Sylvester
WF Heritage Money Market Fund
WF Money Market Fund and its predecessor since 1998
WF Municipal Money Market Fund
WF National Tax-Free Money Market Fund and its predecessor since 1995
Mr. Sylvester is an Executive Vice President with Wells Capital and co-manages Wells Capital’s liquidity management team. In this role, he specializes in managing short duration fixed-income assets. He is expected to assume portfolio management responsibilities for the WF Heritage Money Market Fund and the WF Municipal Money Market Fund at the closing of the Transaction. Mr. Sylvester started his career as a fixed-income manager at the National Bank of Detroit, Michigan. In 1979 he joined Norwest Corporation, which later merged with Wells Fargo, as a fixed-income portfolio manager and trader. He eventually became manager of the fixed-income institutional group. Mr. Sylvester began to specialize in short-term investments in 1987. He attended the University of Detroit — Mercy.

Richard T. Weiss
WF Opportunity Fund and its predecessor since 1991
Mr. Weiss is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1991. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. in business administration at the University of Southern California and his M.B.A. in business administration with distinction from the Harvard Graduate School of Business Administration.

Laurie R. White
WF Index Fund and its predecessor since 1996
WF Heritage Money Market Fund
WF Money Market Fund
Ms. White has been with Wells Fargo & Company and its predecessors in an investment management capacity since 1990. Ms. White joined Wells Capital in 1998 as a Managing Director and simultaneously was a Director for Reserve Asset management at Norwest investment Management (since 1997) until Wells Capital and Norwest investment Management combined investment management services under the Wells Capital name in 1999. Ms. White currently co-manages certain of the Wells Fargo indexed mutual funds, private accounts and collective trust funds. Ms. White earned her B.A. in Political Science from Carleton College and her M.B.A. from the University of Minnesota.

EXHIBIT E: PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN ACQUIRING FUNDS

INDEX FUND PERFORMANCE HISTORY

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Index Fund Institutional Class Calendar Year Returns*1

* The Fund’s year-to-date performance through June 30, 2004 was 3.29%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 11/11/94)[1]	28.28%	(0.72)%	10.73%
Institutional Class Returns After Taxes on Distributions	27.70%	(1.39)%	9.82%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	18.38%	(0.93)%	9.09%
S&P 500 Index (reflects no deduction for expenses or taxes)/2, 3/	28.67%	(0.57)%	11.06%

1 Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

2 S&P 500 is a registered trademark of Standard & Poor's.

3 Standard & Poor’s, S&P, S&P 500 Index, Standard & Poor’s 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.

Index Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

INSTITUTIONAL CLASS
SHARES—COMMENCED ON
NOVEMBER 11, 1994

For the period ended:	Sept. 30, 2003	Sept. 30, 2002
Net asset value, beginning of period	$32.98	$42.00
Income from investment operations:
Net investment income (loss)	0.55	0.51
Net realized and unrealized gain (loss) on investments	7.37	(8.99)
Total from investment operations	7.92	(8.48)

Less distributions:
Dividends from net investment income	(0.57)	(0.54)
Distributions from net realized gain	0.00	0.00
Total distributions	(0.57)	(0.54)
Net asset value, end of period	$40.33	$32.98
Total return[3]	24.22%	(20.54)%
Ratios/supplemental data:
Net assets, end of period (000s)	$839,581	$596,168
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.25%	0.25%
Ratio of net investment income (loss) to average net assets	1.58%	1.28%
Portfolio turnover[4]	3%	4%
Ratio of expenses to average net assets prior to waived fees and
reimbursed expenses/2, 5, 6/	0.44%	0.39%

1 The Fund changed its fiscal year-end from May 31 to September 30.

2 Includes expenses allocated from the Portfolio(s) in which the Fund invests.

3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4 Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

6 Ratios shown for periods of less than one year are annualized.

For the period ended:	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999[1]	May 31, 1999
Net asset value, beginning of period	$59.73	$53.67	$54.83	$46.36
Income from investment operations:
Net investment income (loss)	0.54	0.59	0.24	0.57
Net realized and unrealized gain (loss)
on investments	(15.94)	6.42	(0.77)	8.87
Total from investment operations	(15.40)	7.01	(0.53)	9.44
Less distributions:
Dividends from net investment income	(0.60)	(0.26)	(0.36)	(0.57)
Distributions from net realized gain	(1.73)	(0.69)	(0.27)	(0.40)
Total distributions	(2.33)	(0.95)	(0.63)	(0.97)
Net asset value, end of period	$42.00	$59.73	$53.67	$54.83
Total return[3]	(26.63)	13.06	(1.00)	20.57
Ratios/supplemental data:
Net assets, end of period (000s)	$733,380	$982,975	$813,861	$1,154,289
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income (loss) to
average net assets	1.11%	1.02%	1.17%	1.28%
Portfolio turnover[4]	2%	8%	11%	4%
Ratio of expenses to average net assets prior
to waived fees and reimbursed expenses/2, 5, 6/	0.30%	0.33%	0.55%	0.55%

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Minnesota Tax-Free Fund Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Minnesota Tax-Free Fund Institutional Class Calendar Year Returns*

* The Fund’s year-to-date performance through September 30, 2004, was 2.94%.

The table below provides average annual total return information, both before and after taxes, for the Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or IRAs.

Average Annual Total Returns for the period ended 12/31/03	1 year	5 years	10 years
Institutional Class Returns Before Taxes (Incept. 8/2/93)	5.36	5.02	5.41
Institutional Class Returns After Taxes on Distributions	5.36	5.02	5.41
Institutional Class Returns After Taxes on Distributions and
Sale of Fund Shares	5.04	4.98	5.35
LB Muni Index [1] (reflects no deduction for expenses or taxes)	5.31	5.83	6.03

1 Lehman Brothers Municipal Bond Index.

Minnesota Tax-Free Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past five years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information, which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

INSTITUTIONAL CLASS SHARES—
COMMENCED ON AUGUST 2, 1993

For the period ended:	June 30, 2004	June 30, 2003
Net asset value, beginning of period	$11.27	$10.84
Income from investment operations:
Net investment income (loss)	0.49	0.49
Net realized and unrealized gain (loss) on investments	(0.39)	0.43
Total income from investment operations	0.10	0.92
Less distributions:
Dividends from net investment income	(0.48)	(0.49)
Distributions from net realized gains	0.00	0.00
Total distributions	(0.48)	(0.49)
Net asset value, end of period	$10.89	$11.27
Total return[1]	0.86%	8.67%
Ratios/supplemental data:
Net assets, end of period (000s)	$143,410	$185,450
Ratios to average net assets:
Ratio of expenses to average net assets	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.35%	4.43%
Portfolio turnover	12%	23%
Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses[2]	0.71%	0.65%

1Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

For the period ended:	June 30, 2002	June 30, 2001	June 30, 2000
Net asset value, beginning of period	$10.67	$10.18	$10.74
Income from investment operations:
Net investment income (loss)	0.52	0.54	0.53
Net realized and unrealized gain (loss)	0.17	0.49	(0.55)
on investments
Total income from investment operations	0.69	1.03	(0.02)
Less distributions
Dividends from net investment income	(0.52)	(0.54)	(0.53)
Distributions from net realized gains	0.00	0.00	(0.01)
Total distributions	(0.52)	(0.54)	(0.54)
Net asset value, end of period	$10.84	$10.67	$10.18
Total return[1]	6.58%	10.32%	(0.02)
Ratios/supplemental data:
Net assets, end of period (000s)	$193,327	$24,860	$22,451
Ratios to average net assets
Ratio of expenses to average net	0.60%	0.60%	0.60%
assets
Ratio of net investment income (loss)	4.78%	5.11%	5.22%
to average net assets
Portfolio turnover	28%	18%	69%
Ratio of expenses to average net assets	0.65%	0.73%	0.91%
prior to waived fees and reimbursed
expenses[2]

National Tax-Free Money Market Fund Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

National Tax-Free Money Market Fund Institutional Class Calendar Year Returns*1

* The Fund’s year-to-date performance through June 30, 2004 was 0.42%.

To obtain a current 7-day yield for the Fund, call toll free 1-800-222-8222.

Average annual total return

For the period ended 12/31/03	1 year	5 years	10 years
Institutional Class (Incept. 11/8/99) 1	0.87%	2.35%	2.81%
iMoneyNet Tax-Free Institutional Money Fund Average	0.69%	2.31%	3.04%

1 Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor portfolio’s Service Class (formerly Institutional Class) shares adjusted to reflect this Class’s fees and expenses. The predecessor Service Class incepted on January 7, 1988.

National Tax-Free Money Market Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or for the life of the Fund, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ). KPMG LLP audited this information which, along with their report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31 2001	March 31, 2000
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.02	0.04	0.01
Net realized and unrealized gain (loss) on	0.00	0.00	0.00	0.00	0.00
investments
Total from investment operations	0.01	0.01	0.02	0.04	0.01
Less distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00
Total from distributions	(0.01)	(0.01)	(0.02)	(0.04)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return [1]	0.85%	1.23%	2.20%	3.93%	1.36%
Ratios/supplemental data:
Net assets, end of period (000s)	$302,140	$126,969	$138,179	$65,265	$23,134
Ratios to average net assets [2]:
Ratio of expenses to average net assets	0.22%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to	0.82%	1.23%	2.05%	3.86%	3.43%
average net assets
Ratio of expenses to average net assets	0.26%	0.29%	0.38%	0.37%	0.31%
prior to waived fees and reimbursed
expenses [2,3]

1 Total returns for periods of less than one year are not annualized.

2 Ratios shown for periods of less than one year are annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

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Money Market Fund Performance History

The following information shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time. The Fund’s average annual returns for one-, five- and ten-year periods (or the life of the Fund, as applicable) are compared to the performance of an appropriate money market fund average.

Please remember that past performance is no guarantee of future results.

Money Market Fund Class A Calendar Year Returns*

* The Fund’s year-to-date performance through June 30, 2004 was 0.18%.

To obtain a current 7-day yield for the Fund, call toll-free 1-800-222-8222.

Average annual total returns

for the period ended 12/31/03	1 year	5 years	10 years
Class A (Incept. 7/1/92)	0.49%	3.09%	3.92%
Class B (Incept. 5/25/95)[1]	(4.87)%	2.05%	3.24%
iMoneyNet First Tier Retail Money Fund Average	0.52%	3.37%	4.82%

1 Returns reflect the maximum applicable CDSC for the period shown. Performance shown for periods prior to the inception of this Class reflects the performance of Class A shares adjusted to reflect this Class’s fees and expenses.

Money Market Fund Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions ). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Fund’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

  CLASS A SHARES—COMMENCED ON JULY 1, 1992

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value beginning	$1.00	$1.00	$1.00	$1.00	$1.00
of period
Income from investment
operations:
Net investment income (loss)	0.00	0.01	0.03	0.06	0.05
Net realized and	0.00	0.00	0.00	0.00	0.00
unrealized gain (loss)
on investments
Total from investment	0.00	0.01	0.03	0.06	0.05
operations
Less distributions:
Dividends from net	0.00	(0.01)	(0.03)	(0.06)	(0.05)
investment income
Distributions from net	0.00	0.00	0.00	(0.00)	0.00
realized gain
Total from distributions	0.00	(0.01)	(0.03)	(0.06)	(0.05)
Net asset value, end of	$1.00	$1.00	$1.00	$1.00	$1.00
period
Total return	0.41%	1.01%	2.54%	5.77%	4.84%
Ratios/supplemental data:
Net assets, end of period	$5,694,911	$6,728,119	$7,835,864	$14,406,458	$13,441,754
(000s)
Ratios to average net
assets:
Ratio of expenses to	0.76%	0.76%	0.76%	0.76%	0.75%
average net assets
Ratio of net investment	0.41%	1.01%	2.58%	5.60%	4.78%
income (loss) to
average net assets
Ratio of expenses to	0.93%	0.97%	0.97%	0.95%	1.01%
average net assets
prior to waived fees
and reimbursed
expenses [3]

[1]	This class of shares was redesignated from Class S to Class B on November 8, 1999.
[2]	Total returns do not include any sales charges.
[3]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net reflects the expense ratio in the absence of any waivers and/or reimbursements.

CLASS B SHARES--COMMENCED ON MAY 25, 19951

For the period ended:	March 31, 2004	March 31, 2003	March 31, 2002	March 31, 2001	March 31, 2000
Net asset value beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.00	0.00	0.02	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00	0.00	0.02	0.05	0.04
Less distributions:
Dividends from net investment income	0.00	0.00	(0.02)	(0.05)	(0.04)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)	0.00
Total from distributions	0.00	0.00	(0.02)	(0.05)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[2]	0.12%	0.31%	1.78%	4.99%	4.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,591,061	$1,882,817	$2,373,287	$2,493,119	$1,736,843
Ratios to average net assets:
Ratio of expenses to average net assets	1.05%	1.46%	1.51%	1.51%	1.46%
Ratio of net investment income (loss) to	0.12%	0.32%	1.76%	4.86%	4.06%
average net assets
Ratio of expenses to average net assets	1.68%	1.61%	1.60%	1.69%	1.65%
prior to waived fees and reimbursed expenses [3]

EXHIBIT F—AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST

OR

WELLS FARGO VARIABLE TRUST

AND

THE APPLICABLE STRONG FUND ENTITY IDENTIFIED ON THE SIGNATURE
PAGES HEREOF

AGREEMENT AND

PLAN OF

REORGANIZATION

DATED AS OF SEPTEMBER 13, 2004

          This AGREEMENT AND PLAN OF REORGANIZATION (the or this “Plan”) is made as of this 13th day of September, 2004, by and between Wells Fargo Funds Trust, a Delaware statutory trust, and Wells Fargo Variable Trust, a Delaware statutory trust, each as applicable to the acquisition of the applicable Acquired Funds (as hereinafter defined) (as applicable, “Wells Fargo Funds”), each acting for itself and on behalf of its series (each an “Acquiring Fund”) and the Strong Fund entities identified on the signature pages hereof, each either a Delaware statutory trust or a Wisconsin corporation as indicated on the signature pages hereof (each, a “Registrant”), each acting for itself and on behalf of its series (each an “Acquired Fund”), (as to Section 21 only) Wells Fargo Funds Management, LLC, a Delaware limited liability company (“WFFM”) and (as to Section 21 only) Strong Capital Management, Inc., a Wisconsin corporation (“SCM”).

          WHEREAS, Wells Fargo & Company; Wells Capital Management Incorporated; WFFM; Wells Fargo Bank, N.A.; Wells Fargo Investments, LLC; Strong Financial Corporation (“SFC”); and certain shareholders of SFC entered into an Asset Purchase Agreement (the “Purchase Agreement”) dated as of May 25, 2004 which, among other things, provides for the purchase of certain assets of SFC by Wells Fargo and its affiliates and contemplates a reorganization of the Acquired Funds, which are currently being managed by SCM, into the Acquiring Funds;

          WHEREAS, Wells Fargo Funds and Registrant are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

          WHEREAS, the parties desire that each Acquiring Fund (a “Corresponding Acquiring Fund”) acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund listed above opposite the Acquiring Fund (“Corresponding Acquired Fund”) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Acquired Fund in connection with the liquidation and termination of the Corresponding Acquired Fund (each transaction between an Acquiring Fund and its Corresponding Acquired Fund, a “Reorganization”);

          WHEREAS, in connection with the Reorganizations, as soon as reasonably practicable following the steps above, Registrant shall be liquidated and dissolved, transferring any and all of its remaining assets and liabilities, other than the right to receive any shares of the Acquired Funds referred to above, to a new trust (the “Successor Trust”); and

          WHEREAS, the parties intend that each Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”), and that each Acquiring Fund and its Corresponding Acquired Fund be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to that Reorganization;

          NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

          1.     Definitions.

          The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.

1934 Act	The Securities Exchange Act of 1934, as amended.

Acquired Class	The Acquired Fund share class set forth opposite an Acquiring Class in the Corresponding Classes Table on Schedule A.

Acquiring Class	The class of an Acquiring Fund’s shares that Wells Fargo Funds will issue to the shareholders of the Corresponding Acquired Class as set forth in the Corresponding Classes Table on Schedule A.

Acquired Fund Financial Statements

For Active Reorganizations (as defined below), the audited financial statements of each Acquired Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquired Fund for its most recently completed semi-annual period.

Acquiring Fund Financial Statements

For Active Reorganizations involving Acquiring Funds that are not Shell Acquiring Funds, the audited financial statements of eachAcquiring Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquiring Fund for its most recently completed semi-annual period.

Acquired Assets	All Assets, other than the Excluded Assets.

Active Reorganization	Each Reorganization set forth in the Active Reorganization Table on Schedule A.

Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to an Acquired Fund, whether or not determinable at the Effective Time and wherever located. Assets include all cash, cash equivalents, securities, insurance policies and rights thereunder, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by an Acquired Fund and any deferred or prepaid expense shown as an asset on the Acquired Fund’s books.

Assumed Liabilities

All Liabilities, other than the Excluded Liabilities, of an Acquired Fund, including the obligations of each Acquired Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless, the president and/or any director of the Acquired Fund under or pursuant to a contract identified on Schedule C or such Acquired Fund’s constituent documents, in either case, as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations.

Board

Board of Directors or Board of Trustees of Registrant or Wells Fargo Funds, as the context requires (and references herein to “directors” or “trustees” of either entity mean the directors or trustees, as applicable, of that entity).

Closing Date	April 8, 2005, or such other time as the parties may agree to in writing with respect to a Reorganization.

Contingent Settlement and Release Agreement	The Contingent Settlement and Release Agreement dated May 14, 2004, by and among the Acquired Funds, SCM, and the other SFC-affiliated defendants.

Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.

Excluded Assets

All rights of an Acquired Fund: (i) under or in respect of this Plan, (ii) in respect of its relationship with any legal counsel relating to this Plan or the Specified Rights and Obligations, including without limitation, any attorney-client, attorney work-product, or other privilege, or (iii) that comprise Specified Rights and Obligations, which shall not be deemed to be Assets at the Effective Time and shall not be transferred to an Acquiring Fund, but instead shall be retained by the Acquired Fund.

Excluded Liabilities

All Liabilities of the Acquired Funds in respect of the Specified Rights and Obligations, which shall not be deemed to be Liabilities at the Effective Time and shall not be transferred to an Acquiring Fund but instead shall be retained by the Acquired Fund.

HSR Act	The Hart-Scott-RodinoAntitrust ImprovementsAct of 1976, as amended.

Know, Known or Knowledge	Known after reasonable inquiry.

Liabilities

Any and all debts, liabilities and obligations, whether accrued or unaccrued, Known or unknown, absolute or contingent, conditional or fixed, matured or unmatured, or determined or determinable, of, allocated or attributable to, an Acquired Fund.

Liquidating Trust

A trust (i) meeting the requirements set forth in Internal Revenue Service Revenue Procedure 82-58, 1982-2 C.B. 848; (ii) that is at no time described in Section 851(a)(1) or Section 851(a)(2) of the Code; and (iii) that does not elect to be treated as a corporation for federal or applicable state tax purposes.

marketable title

References in this Plan to marketable title mean marketable title subject to any restrictions on transferability imposed under or in connection with applicable securities laws; for example, title to securities that are “restricted securities” (as defined in Rule 144(a)(3) under the 1933 Act) shall not be deemed to not result in marketable title by reason of the restrictions on transfer imposed on restricted securities pursuant to the 1933 Act.

Material Agreements	The agreements set forth on Schedule C, as may be amended from time to time.

N-1A Registration Statement	The Registration Statement of Wells Fargo Funds on Form N-1A under the 1933 Act and the 1940 Act as filed with the SEC and in effect as of the date of this Plan.

N-14 Registration Statement

The Registration Statement of Wells Fargo Funds on Form N-14 under the 1933 Act and the 1940 Act that will register the shares of each Acquiring Fund to be issued in the Reorganizations and will include the proxy materials necessary for the shareholders of the Corresponding Acquired Funds to approve the Reorganizations.

president	References in this Plan to the president of the Acquired Funds or any of them refer to Phillip O. Peterson.

Reorganization Documents

Such bills of sale, assignments, and other instruments of transfer as Wells Fargo Funds and Registrant deem desirable for an Acquired Fund to transfer to an Acquiring Fund all right and title to and interest in the Corresponding Acquired Fund’s Acquired Assets and Assumed Liabilities and for the Acquiring Fund to assume the Corresponding Acquired Fund’s Acquired Assets and Assumed Liabilities.

Schedule A	Schedule A to this Plan.

Schedule B	Schedule B to this Plan, as amended from time to time.

Schedule C	Schedule C to this Plan, as amended from time to time.

Schedule D	Schedule D to this Plan.

Schedule E	Schedule E to this Plan.

Shell Acquiring Funds	The Acquiring Funds that have no assets or liabilities as of the date of this Plan.

Shell Reorganizations	The Reorganizations set forth in the Shell Reorganization Table on Schedule A.

Specified Claims

Any rights that arise out of or relate to any and all matters relating to (1) the allegations contained in the complaint filed by the New York Attorney General and settled September 3, 2003, including but not limited to the shareholder class actions and derivative actions disclosed as items 1 through 51 on Schedule B, (2) any litigation or other proceeding arising out of the same or similar allegations, (3) any litigation or other proceeding arising out of any investigations or other matters that are or should be identified on Schedule B, and (4) any personal trading in mutual funds by Richard S. Strong.

Specified Rights and Obligations.

Any rights or claims (including, without limitation, in respect of insurance, indemnification, or contribution) in connection with, and Liabilities of an Acquired Fund in respect of, the Specified Claims.

Valuation Time

The time on the Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time and date as the parties may agree to in writing, that Wells Fargo Funds determines the net asset value of the shares of the Acquiring Fund and Registrant determines the net value of the Acquired Assets of or attributable to the Corresponding Acquired Fund. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be as of the date and time of day then set forth in the N-14 Registration Statement as the date and time of day as of which net asset value is calculated.

          2.     Regulatory Filings and Shareholder Action.

                 (a) Wells Fargo Funds shall promptly prepare and file the N-14 Registration Statement with the SEC. Wells Fargo Funds also shall promptly prepare and file an amendment to its Registration Statement with the SEC on Form N-1A to register the shares of the Acquiring Funds involved in the Shell Reorganizations. Wells Fargo Funds shall make any state securities filings necessary to accomplish the Reorganization as and when required. Prior to making any filing with the SEC of the N-14 Registration Statement or any amendment thereto, Wells Fargo Funds shall give Registrant a reasonable opportunity to review and comment thereon and shall obtain Registrant’s consent to the making of such filing. Registrant shall review such filing and communicate any comments with respect thereto as soon as reasonably practicable.

                 (b) Registrant shall assist Wells Fargo Funds in preparing the N-14 Registration Statement and the Form N-1A amendment referenced in Subsection 2(a) of this Plan.

                 (c) The parties shall seek orders of the SEC, if appropriate, providing them with any necessary relief from the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

                 (d) As soon as practicable after the effective date of the N-14 Registration Statement, each Acquired Fund shall hold a meeting of its shareholders to consider and approve this Plan, the Reorganization and such other matters as the Board of the Acquired Fund may determine.

                 (e) Each of Registrant and Wells Fargo Funds shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the other set forth in Section 7 or 8 hereof to be satisfied as promptly as reasonably practicable following the date of this Plan.

          3.     Transfer of Acquired Fund Acquired Assets. Registrant, on behalf of each Acquired Fund, and Wells Fargo Funds shall take the following steps with respect to each Reorganization:

                 (a) On or prior to the Closing Date, Registrant shall endeavor to pay or make reasonable provision to pay out of the Acquired Fund’s Assets all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are Known to Registrant and that are due and payable as of the Closing Date.

                 (b) At the Effective Time, Registrant shall assign, transfer, deliver and convey all of the Acquired Assets of each Acquired Fund to the Corresponding Acquiring Fund. Wells Fargo Funds shall then accept the Acquired Assets and assume the Assumed Liabilities such that at and after the Effective Time (i) all of the Acquired Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and (ii) all of the Assumed Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund. Wells Fargo Funds agrees on behalf of each Acquiring Fund that upon any merger, consolidation, conversion of form of entity, corporate reorganization, liquidation, dissolution, or sale or disposition (whether in a single transaction or a series of related transactions) of all or substantially all of the assets of such Acquiring Fund within three (3) years after the Closing Date, it will cause the surviving or transferee entity to agree in writing to be bound by all of the Acquiring Fund’s obligations under clause (ii) of this Section 3(b).

                   (c) Registrant shall assign, transfer, deliver and convey the Acquired Fund’s Acquired Assets to the Corresponding Acquiring Fund at the Reorganization’s Effective Time on the following bases:

          (1) In exchange for the transfer of the Acquired Assets, Wells Fargo Funds shall simultaneously issue and deliver to the Acquired Fund full and fractional shares of beneficial interest of the corresponding Acquiring Class. Wells Fargo Funds shall determine the number of shares of each Acquiring Class to issue by dividing the net value of theAcquiredAssets attributable by ratable allocation to the correspondingAcquired Class by the net asset value of one Acquiring Class share. Based on this calculation, Wells Fargo Funds shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the net value of the Acquired Assets of the corresponding Acquired Class.

          (2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets to be conveyed, as of the Valuation Time in accordance with Wells Fargo Funds current valuation policies and procedures, a copy of which has been furnished to Registrant. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

          (3) Registrant shall cause its custodian to transfer the Acquired Assets with good and marketable title to the custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer all cash in the form of immediately available funds payable to the order of the Wells Fargo Funds’ custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer any Acquired Assets that were not transferred to the Acquiring Fund’s custodian at the Effective Time to the Wells Fargo Funds’ custodian at the earliest practicable date thereafter.

                 (d) Promptly after the Closing Date, Registrant will deliver to Wells Fargo Funds an unaudited statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

                 (e) Notwithstanding anything herein to the contrary, the Specified Rights and Obligations shall not be Acquired Assets or Assumed Liabilities and shall not be assigned, transferred, delivered or conveyed to the Acquiring Fund or accepted or assumed by Wells Fargo Funds.

          4.     Liquidation and Termination of Acquired Funds, Registration of Shares and Access to Records. Registrant, on behalf of each of the Acquired Funds, and Wells Fargo Funds, shall take the following steps with respect to each Reorganization:

                 (a) At or as soon as reasonably practical after the Effective Time, Registrant shall liquidate by (i) distributing to shareholders of record of the corresponding Acquired Class immediately prior to the Effective Time full and fractional shares of beneficial interest of the corresponding Acquiring Class equal in value, as of the Valuation Time, to the shares of the corresponding Acquired Class held of record by the shareholder immediately prior to the Effective Time, and (ii) transferring the Excluded Assets and the Excluded Liabilities to the Successor Trust in accordance with applicable law and Registrant’s Articles of Incorporation or Declaration of Trust. Each shareholder also shall have the right to receive from theAcquiring Fund at or as soon as practicable after the Effective Time any unpaid dividends or other distributions that Registrant declared with respect to the shareholder’s Corresponding Acquired Fund shares before the Effective Time. Wells Fargo Funds shall record, on separate and distinct records for eachAcquiring Fund, the ownership by the shareholders of the respectiveAcquiring Fund shares; Registrant shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each corresponding Acquired Class. Wells Fargo Funds does not issue certificates, and shall not be required to issue certificates to shareholders of the Acquired Funds. Registrant shall wind up its business and the affairs of the Acquired Funds and shall take all steps as are necessary and proper to dissolve and terminate Registrant and the

Acquired Funds as soon as is reasonably practicable after the Effective Time and in accordance with all applicable laws and regulations, as set forth in the Plan of Dissolution contained in Schedule D.

                 (b) At and after the Closing Date, Registrant shall provide Wells Fargo Funds and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund shareholders and the number and percentage ownership of the outstanding shares of the corresponding Acquired Classes owned by each shareholder immediately prior to the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Prior to the Closing Date, Registrant shall direct its service providers that maintain records with respect to the Acquired Fund as are required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act to continue to preserve and maintain such records as required by such Section and Rules, unless Wells Fargo Funds and Registrant agree in writing that such records be delivered to Wells Fargo Funds or to another service provider. As soon as practicable following the Reorganization, Registrant shall deliver all books and records with respect to the Acquired Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each corresponding Acquired Class, to Wells Fargo Funds and Wells Fargo Funds shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

                 (c) If Wells Fargo Funds or anyAcquiring Fund receives any distribution from the Contingent Settlement and Release Agreement or any regulatory settlement, it shall not retain such distribution except as such retention may be in accordance with the Contingent Settlement and Release Agreement or such regulatory settlement, as the case may be, and otherwise will remit it promptly to the Successor Trust, which shall deliver such distribution (or cause the delivery thereof) to the person or persons entitled thereto in accordance with the Contingent Settlement and Release Agreement or regulatory settlement, as the case may be, and, to the extent not inconsistent with such agreement or regulatory settlement, this Plan.

          5.     Certain Representations, Warranties and Agreements of Registrant. Registrant, on behalf of itself and, as appropriate, each of its Acquired Funds, separately and not jointly, represents and warrants to, and agrees with, Wells Fargo Funds as follows:

                 (a) Registrant is a statutory trust or corporation, duly created, validly existing and in good standing under the laws of the State of Delaware or Wisconsin. The Board of Registrant duly established and designated each of the Acquired Funds as a series of Registrant. Registrant is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                 (b) Each of Registrant and the Acquired Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A as filed with the SEC and amended from time to time, to enter into this Plan and, subject to the approval of shareholders referred to in Section 2, to consummate the transactions contemplated herein.

                 (c) The Board of Registrant has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Registrant have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, Registrant’s Articles of Incorporation or Trust Instrument and By-Laws or other constituent agreements or any Material Agreement. Except for the approval of the shareholders of each Acquired Fund, Registrant does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

                 (d) For each taxable year of its operation (including, as applicable, the taxable year ending on the day of the Effective Time), each Acquired Fund has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax liability, if any, under Section 852 of the Code.

                 (e) The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the Reorganization, insofar as it relates to the Registrant and each Acquired Fund: shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

                 (f) Registrant has duly authorized and validly issued all of the issued and outstanding shares of each Acquired Fund and all of the shares are validly outstanding, fully paid and non-assessable by Registrant, and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquired Fund, nor are there any securities convertible into shares of any Acquired Fund, except to the extent that Class B shares of an applicable Acquired Fund are convertible into Class A shares under certain circumstances.

                 (g) Except in respect of the facts underlying the matters disclosed on Schedule B, as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and, from the date of this Plan through the Closing Date, shall comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Except in respect of the facts underlying the matters disclosed on Schedule B as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in its Form N-1A Registration Statement currently in effect. The value of the net assets of each Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquired Fund and all purchases and redemptions of shares of each Acquired Fund have been effected at the net asset value per share calculated in such a manner.

                 (h) Except as otherwise provided herein, Registrant shall operate the business of each of the Acquired Funds in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquired Fund’s Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (including obtaining such additional “run off” insurance coverage as Registrant’s Board may approve and selling assets for purposes of realizing taxable gains to offset tax-loss carryforwards). Notwithstanding the foregoing, Registrant shall: (i) not take any action inconsistent with the treatment of any Reorganization as a “reorganization,” within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

                 (i) At the Effective Time, each Acquired Fund will have good and marketable title to its Assets and, subject to the approval of such Acquired Fund’s shareholders, full right, power and authority to assign, transfer, deliver and convey such Assets.

                 (j) The Acquired Fund Financial Statements, copies of which have been previously delivered to Wells Fargo Funds fairly present in accordance with generally accepted accounting principles consistently applied the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s Known Assets and Known Liabilities in the ordinary course for the periods indicated. The Acquired Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

                 (k) To the Knowledge of Registrant, none of theAcquired Funds has any Liabilities, other than Liabilities that arise out of or result from the Specified Rights and Obligations, Liabilities disclosed or provided for in the Acquired Fund Financial Statements and Liabilities incurred in the ordinary course of business subsequent to the date of the Acquired Fund Financial Statements. Without limiting the generality of the previous sentence, none of the Acquired Funds has any Liabilities to SCM or any other service provider of such Acquired Fund for fees previously waived or deferred by SCM or any other such service provider.

                 (l) Except as disclosed on Schedule B, Registrant does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against any Acquired Fund, its Assets or businesses or any of the Acquired Funds’ advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to any of the Acquired Funds. Except for the facts underlying the matters disclosed on Schedule B, none of the Acquired Funds Knows of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against such Acquired Fund, or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquired Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as disclosed on Schedule B, neither Registrant nor any of the Acquired Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

                 (m) All contracts, agreements and similar instruments to which any of the Acquired Funds are party or by which any of them are bound that (i) are material to Registrant’s business as it relates to the Acquired Funds or (ii) grant a right to indemnification, advancement of funds, defense, contribution to the liability of and/or be held harmless to any director or the president of any Acquired Fund, are listed on Schedule C. No material default exists on the part of the Registrant or any Acquired Fund or, to the Registrant’s Knowledge, any other party, under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument related to any of the Acquired Funds to which Registrant is a party that is not listed on Schedule C: (i) such contract, agreement or similar instrument was entered into in the ordinary course of Registrant’s business; (ii) no material default exists with respect to such contract, agreement or similar instrument on the part of Registrant or any of the Acquired Funds, or to the Registrant’s Knowledge, any other party; and (iii) such contract, agreement or similar instrument is not material to the business of Registrant. Nothing in this Section prevents Registrant from entering into, amending or terminating a contract, agreement or instrument after the date of this Plan if such action would not constitute a breach of any of Registrant’s representations or other obligations under this Plan.

                 (n) Registrant has (i) timely filed all of its and its Acquired Fund’s tax returns for all of their taxable years to and including the Acquired Fund’s most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Wells Fargo Funds all of its and its Acquired Fund’s previously filed tax returns. To the Knowledge of Registrant, no such return is currently under audit and no assessment has been asserted with respect to such returns. Registrant will file all of its and its Acquired Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

                 (o) Since the date of the Acquired Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Acquired Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

                 (p) Registrant has not established a deferred compensation plan for the benefit of members of its Board.

                 (q) The Successor Trust shall constitute a Liquidating Trust.

          6.     Certain Representations, Warranties and Agreements of Wells Fargo Funds. Wells Fargo Funds, on behalf of itself and, as appropriate, each of its Acquiring Funds, separately and not jointly, represents and warrants to, and agrees with Registrant as follows:

                 (a) Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Wells Fargo Funds duly established and designated each Acquiring Fund as a series of Wells Fargo Funds and each Acquiring Class as a class of the Acquiring Fund. Wells Fargo Funds is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                 (b) Each of Wells Fargo Funds and the Acquiring Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

                 (c) The Board of Wells Fargo Funds has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Wells Fargo Funds have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, the Declaration of Trust of Wells Fargo Funds or other constituent documents or any Material Agreement. Wells Fargo Funds does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

                 (d) For each taxable year of its operation, each Acquiring Fund (other than an Acquiring Fund participating in a Shell Reorganization) has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax under Section 852 of the Code.

                 (e) The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) insofar as it relates to the Wells Fargo Funds and each Acquiring Fund and the Acquiring Classes shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

                 (f) If the Reorganization is a Shell Reorganization, each applicable Acquiring Fund shall have no assets or liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior or at to the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

                 (g) Wells Fargo Funds has duly authorized and validly issued all of the issued and outstanding shares of each Acquiring Fund and those shares are fully paid and non-assessable and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. Wells Fargo Funds shall duly authorize the shares of each Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, the shares of each Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquiring Fund, nor are there any securities convertible into shares of any Acquiring Fund.

                 (h) Wells Fargo Funds, with respect to each Acquiring Fund, is and at the Effective Time, will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Wells Fargo Funds, with respect to each Acquiring Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement. The value of the net assets of each Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Fund and all purchases and redemptions of shares of each Acquiring Fund have been effected at the net asset value per share calculated in such a manner.

                 (i) Except as disclosed on Schedule B, Wells Fargo Funds does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Wells Fargo Funds, WFFM, or any Acquiring Fund or their assets or businesses, or against any of the Acquiring Funds’ advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to e Acquiring Fund. Wells Fargo Funds does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Wells Fargo Funds, WFFM or the Acquiring Fund or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Wells Fargo Funds nor any of the Acquiring Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

                 (j) All contracts, agreements and similar instruments that are material to the Wells Fargo Funds’business are listed on Schedule C. No material default exists under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument to which the Wells Fargo Funds are a party that is not listed on Schedule C: (i) such instrument was entered into in the ordinary course of the Wells Fargo Funds’ business; (ii) no material default exists with respect to such instrument; and (iii) such instrument is not material to the business of the Wells Fargo Funds.

                 (k) Except as otherwise provided herein, Wells Fargo Funds shall operate the business of each Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by the Acquiring Fund’s Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of each Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonably action in anticipation of the Reorganization. Wells Fargo Funds shall: (i) not take any action inconsistent with the treatment of any Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

                 (l) At the Effective Time, each Acquiring Fund will have good and marketable title to its assets.

                 (m) The Acquiring Fund Financial Statements, copies of which have been previously delivered to Registrant, have been prepared in accordance with GAAP and fairly present the financial position of the Acquiring Fund as of the Acquiring Fund’s most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquiring Fund’s operations and changes in the Acquiring Fund’s Known assets and Known liabilities in the ordinary course for the periods indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

                 (n) To the Knowledge of Wells Fargo Funds, none of the Acquiring Funds has any liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in theAcquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of this Plan. Without limiting the generality of the previous sentence, none of the Acquiring Funds has any liabilities to any service provider of the Acquiring Fund for fees previously waived or deferred by such service provider.

                 (o) Wells Fargo Funds has (i) timely filed all of its and its Acquiring Fund’s tax returns for all of their taxable years to and including the Acquiring Fund’s most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Registrant all of its and its Acquiring Fund’s previously filed tax returns. To the Knowledge of Wells Fargo Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns. Wells Fargo Funds will file all of its and its Acquiring Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

                 (p) Since the date of the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

                 (q) Class B and Class C shares held in investor accounts of an Acquired Fund as of the Closing Date, which were purchased subject to the Acquired Fund’s current contingent deferred sales charge (“CDSC”) schedule, will continue to be subject to that CDSC schedule. Class B shares purchased before the Closing Date will convert to Class A shares after a conversion period of eight years after the initial purchase. The period of time such Class B shares were held before the Closing Date will be counted for purposes of calculating the eight-year conversion period. The period of time such Class C shares were held before the Closing Date will be counted for purposes of calculating the holding period.

          7.     Conditions to an Acquired Fund’s Obligations. The obligations of an Acquired Fund with respect to its Reorganization, and the obligations of Registrant with respect to that Reorganization, shall be subject to the following conditions precedent:

                  (a) The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by the Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund’s shareholders fail to approve the Reorganization, that failure shall release Registrant of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

                 (b) Wells Fargo Funds shall have duly executed and delivered to the Acquired Fund the Acquiring Fund’s Reorganization Documents.

                 (c) All representations and warranties of Wells Fargo Funds made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

    (d) (1) Wells Fargo Funds shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer, in a form reasonably satisfactory to Registrant, stating that all representations and warranties of Wells Fargo Funds in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time.

          (2) Wells Fargo Funds also shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Treasurer), in form reasonably satisfactory to Registrant, stating that it has approved the Acquired Fund’s Acquired Assets as being consistent with the Acquiring Fund’s investment objectives, policies and restrictions and that the Acquired Fund’s Acquired Assets may otherwise be lawfully acquired by the Acquiring Fund.

                 (e) Registrant shall have received an opinion of Morrison & Foerster LLP, as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that:

          (1) Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

          (2) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Wells Fargo Funds, provided that the payments for transfer taxes by shareholders provided for in Section 4(b) of this Plan shall not be deemed to render the shares issued assessable;

          (3) this Plan has been duly authorized, executed and delivered by Wells Fargo Funds, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Wells Fargo Funds or any Material Agreement to which Wells Fargo Funds is a party or by which it is bound; and

          (4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Wells Fargo Funds of the Reorganization, or for the execution and delivery of Wells Fargo Funds’ Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “Knowledge” and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

                 (f) Registrant shall have received an opinion of Richards, Layton & Finger, P.A., as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that: assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable state law, and (iii) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

                 (g) Registrant shall have received an opinion addressed to it and dated as of the Closing Date of Morrison & Foerster LLP, stating that each Acquired Fund and its shareholders may rely thereon, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds in a form reasonably satisfactory to Registrant substantially to the effect that (i) each Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund’s assets to the Corresponding Acquiring Fund solely in exchange for such Acquiring Fund’s shares and the assumption by the Corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the Corresponding Acquiring Fund shares to such Acquired Fund’s shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the Corresponding Acquired Fund solely in exchange for such Acquiring Fund’s shares and the assumption by such Acquiring Fund of liabilities of the Corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the Corresponding Acquiring Fund’s shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the Corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the Corresponding Acquired Fund shares surrendered in exchange therefor; and (viii) the holding period in the Acquiring Fund shares received by each shareholder of the Corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the Corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Corresponding Acquired Fund were held as capital assets in the hands of such shareholder.

                 (h) Registrant shall have received a memorandum addressed to Registrant and Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and Wells Fargo Funds, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant state’s securities laws in connection with Wells Fargo Funds’ issuance of Acquiring Fund shares.

                 (i) The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund’s shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

                 (j) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

                 (k) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

                 (l) Wells Fargo Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

                 (m) Registrant shall have received from Wells Fargo Funds a duly executed instrument, in a form and substance reasonably acceptable to Registrant, whereby the Acquiring Fund assumes all of the Assumed Liabilities.

                 (n) Registrant shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG LLP (“KPMG”) addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is not a Shell Acquiring Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to Registrant to the effect that on the basis of limited procedures as reasonably agreed to by Registrant and described in such letter (but not an examination in accordance with generally accepted auditing standards):

           (1) the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

          (2) the data used in the calculation of any expense ratios of the fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of such fund, as appropriate, or with written estimates provided by officers of Registrant or Wells Fargo Funds, as appropriate, having responsibility for financial and reporting matters;

          (3) and the information relating to the fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of such fund, or from schedules prepared by officers of Registrant or Wells Fargo Funds having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 7(n), with the N-14 Registration Statement filed as of the closing date.

               (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

               (p) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Acquiring Fund, or sales loads of the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-1A Registration Statement respecting the Acquiring Fund and in the N-14 Registration Statement.

               (q) SCM and/or Registrant, as applicable, shall have satisfied their financial obligations, if any, to all other service providers of the Acquired Funds, with respect to the obligations of the Acquired Funds arising out of or in connection with the termination of any agreements with such service providers prior to or simultaneously with the Reorganizations.

               (r) The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not “interested persons” of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

               (s) The parties shall have received any necessary order of the SEC providing them with relief from the 1940 Act as may be needed to permit the Reorganization.

          8.  Conditions to Wells Fargo Funds Obligations. The obligations of an Acquiring Fund with respect to its Reorganization, and the obligations of Wells Fargo Funds with respect to that Reorganization, shall be subject to the following conditions precedent:

               (a) The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by its Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund’s shareholders fail to approve the Reorganization, that failure shall release Wells Fargo Funds of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

               (b) Registrant shall have duly executed and delivered to Wells Fargo Funds the Acquired Fund Reorganization Documents.

                (c) All representations and warranties of Registrant made in this Plan that by their terms are not qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Registrant made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

               (d) Registrant shall have delivered to Wells Fargo Funds a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary, in a form reasonably satisfactory to Wells Fargo Funds, stating that the representations and warranties of Registrant in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Registrant in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time.

               (e) Wells Fargo Funds shall have received an opinion of Godfrey & Kahn, S.C., as counsel to Registrant, (or, as to the opinion described in Section 8(e)(4), of Delaware counsel to the Registrant) in form and substance reasonably satisfactory to Wells Fargo Funds and dated as of the Closing Date, substantially to the effect that:

               (1)Registrant is a statutory trust or corporation duly created and validly existing under the laws of the State of Delaware or Wisconsin and is an open-end, management investment company registered under the 1940 Act;

               (2) this Plan has been duly authorized, executed and delivered by Registrant, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation or Trust Instrument and By-Laws of Registrant or any Material Agreement to which Registrant is a party or by which it is bound;

               (3) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant of the Reorganization, or the execution and delivery of Registrant Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund;

               (4) and assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “Knowledge” and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to Wells Fargo Funds) of officers or directors/trustees of Registrant, (vi) except in the case of the opinion given by Delaware counsel to the Registrant in regard to this Plan, assume that each of this Plan and each Material Agreement is governed by the internal laws of the State of Wisconsin, without regard to the laws that otherwise might govern under applicable principles of conflicts of laws thereof and notwithstanding any other choice of law or governing law provision contained in this Plan or any such Material Agreement, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

               (f) Wells Fargo Funds shall have received an opinion dated as of the Closing Date of Morrison & Foerster LLP, upon which eachAcquiring Fund and its shareholders may rely, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds and Registrant in a form reasonably satisfactory to the Wells Fargo Funds, with respect to the matters described in Section 7(g).

               (g) The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund’s shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

               (h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

               (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, nor instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

               (j) Registrant shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

               (k) Registrant shall have taken all steps required to terminate any agreements with its service providers with respect to the Acquired Funds and shall have discharged in the normal course of business any and all payment obligations under such agreements.

               (l) If the Reorganization is an Active Reorganization, Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is a Shell Acquiring Fund in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

               (1) The data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

               (2) the data used in the calculation of any expense ratios of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, as appropriate, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

               (3) the information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 8(l), with the N-14 Registration Statement filed as of the closing date.

               (m) Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund in a Shell Reorganization in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

               (1) the data used in the calculation of any expense ratio of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

               (2) the information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1) and (2) of this Section 8(m), with the N-14 Registration Statement filed as of the closing date.

               (n) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, each Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund shareholders all of such Acquired Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

               (o) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

               (p) The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not “interested persons” of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

               (q) The parties shall have received any necessary order of the SEC providing them with any relief from the 1940 Act as may be needed to permit the Reorganization.

               (r) Registrant shall have delivered to Wells Fargo Funds, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of

(i) assets of each Acquired Fund of Registrant, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets for such purposes, as of the Valuation Time; and (ii) the capital loss carry forwards for each Acquired Fund for federal income tax purposes and the taxable year(s) of the Acquired Fund (or its predecessors) in which such capital losses were realized.

               (s) The transactions under the Purchase Agreement to be consummated on or before the Effective Time shall have been consummated.

               (t) All documents establishing and relating to the operation of the Successor Trust shall be reasonably satisfactory to Wells Fargo Funds and the Successor Trust shall have agreed to be bound by the terms of this Plan that are applicable to it.

          9.  Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

          10. Survival of Representations and Warranties. The representations and warranties of the parties hereto set forth in Sections 5 and 6 of this Plan or the certificates referred to in Sections 7(d)(1) and 8(d) of this Plan, and all rights and obligations in respect of any of these, shall terminate on the Closing Date.

          11. Termination of Plan. A majority of a party’s Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the applicable Reorganization, as appropriate if: (i) the party’s conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the party’s Board that the other party will not be able to satisfy such conditions precedent on the Closing Date. In addition, a majority of a party’s Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the closing of the transaction under the Purchase Agreement, if the party’s Board determines that the consummation of the Reorganization is not in the best interests of its shareholders and gives notice to the other party. The termination of this Plan with respect to an Acquiring Fund and its Corresponding Acquired Fund shall not affect the continued effectiveness of the Plan with respect to any other Acquiring Fund or Acquired Fund, nor shall it affect the rights or obligations of any party in respect of any breach of this Plan occurring prior to such termination.

          12. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

          13. Finders Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments from such party in connection with the transactions provided for in this Plan.

          14. Amendments. The parties may, by mutual agreement in writing authorized by their respective Boards, amend this Plan with respect to the Reorganization at any time before or after the Acquired Fund’s shareholders approve the Reorganization. However, after the Acquired Fund’s shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Acquired Fund’s shareholders with respect to the Reorganization. This Section shall not preclude the parties from changing the Closing Date or the Effective Time of the Reorganization by mutual agreement.

          15. Waivers. At any time on or prior to the Closing Date, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. However, after the Acquired Fund’s shareholders approve the Reorganization, the Registrant may not grant any waiver that materiality adversely affects the interests of the Acquired Fund’s shareholders with respect to the Reorganization. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

          16. Indemnification. Wells Fargo Funds shall indemnify, defend and hold harmless Registrant, its officers, directors, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of Registrant, its officers, trustees, employees or agents, arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement on Form N-1A for Wells Fargo Funds that is used in connection with the Reorganization or in the N-14 Registration Statement or any actual or alleged omission from any of the foregoing of any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, insofar as it relates to the Wells Fargo Funds or the Acquiring Fund or Acquiring Classes or (ii) any failure of the N-14 Registration Statement insofar as it relates to the Reorganization, or of any Wells Fargo Fund’s registration statement on Form N-1A that is used in connection with the Reorganization, to comply as to form in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder.

          17. Cooperation and Further Assurances. Each party will cooperate with the others in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by another party in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations under this Plan and the consummation of the Reorganization as another party shall reasonably request. Each party shall notify the other parties on and anytime prior to the Closing Date if it Knows that any of its representations or warranties in Section 5 or 6, as applicable, are no longer true and correct. Each party will take all reasonable actions to seek to ensure that each person intended to issue an opinion, letter or memorandum contemplated by this Plan can issue that opinion, letter or memorandum.

          18. Updating of N-14 Registration Statement. If at any time prior to the Effective Time of a Reorganization a party becomes aware of any untrue statement of material fact in the N-14 Registration Statement or of an omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

          19. Limitation on Liabilities. The obligations of Registrant and Wells Fargo Funds shall not bind any of the trustees, directors, shareholders, nominees, officers, agents, or employees of Registrant or Wells Fargo Funds personally, but shall bind only the assets and property of the Acquiring Funds or the Acquired Funds, as appropriate. The execution and delivery of this Plan by the parties’ officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the Acquiring Funds or the Acquired Funds, as appropriate.

          20. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For the Acquired Funds: Strong Funds 100 Heritage Reserve Menomonee Falls, WI 53051
Attn.:	Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Carol A. Gehl Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202-3590

and

Brian Keeler Bingham McCutchen LLP 150 Federal Street Boston, Massachusetts 02110

For SCM: Strong Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051
Attn.:	Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Carol A. Gehl Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202-3590

For Wells Fargo Funds or WFFM:

Karla M. Rabusch, President Wells Fargo Funds Trust Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary Wells Fargo Funds Trust Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105

          21. Expenses. Each party hereto acknowledges that all expenses incurred by it in connection with the Reorganization and with this Plan, whether or not the Reorganization is consummated, shall be borne by WFFM or an affiliate thereof in the case of Wells Fargo Funds and its affiliates, and SCM or an affiliate thereof in the case of Registrant and its affiliates in the manner previously agreed in writing by and between WFFM and SCM.

          22. General. This Plan supersedes all prior agreements among or between the parties (written or oral) with respect to the subject matter hereof, and is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan except that (i) persons entitled to indemnification under Section 16 are intended third party beneficiaries of such Section 16; (ii) the directors and the president, respectively, of an Acquired Fund are intended third party beneficiaries of the obligations assumed by the Acquiring Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless any director or the president of the Acquired Fund under or pursuant to any contract or such Acquired Fund’s constituent documents, in each case as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations; and (iii) after dissolution of the Successor Trust, the directors of the Acquired Funds immediately preceding the Closing Date may take any necessary action to enforce the obligations of Wells Fargo Funds and theAcquired Funds under Section 3(b); provided however, that in the case of the foregoing clauses (i) and (ii), such directors or president must make any claims they may have under insurance policies or against SCM (and which are not then legally barred from being made, as for example by the automatic stay applicable with respect to debtors in bankruptcy proceedings) prior to or contemporaneously with seeking any payment or advancement of funds from an Acquiring Fund and shall permit the Acquiring Fund to participate in any discussions with the applicable insurer and/or SCM in the event such insurer or SCM disputes the insurance coverage or indemnification; provided, that upon making any such claim against the relevant insurer or SCM, as the case may be, any obligations of theAcquiring Funds hereunder to the asserting director or president shall not be subject to any delay by reason of the pendency of any dispute. Upon any payment to a director or president pursuant to clauses (i) or (ii) above and the indefeasible payment in full of such director’s or the president’s liability that is the subject of such indemnification payment, the Acquiring Funds shall be subrogated to the rights of such director or president pursuant to any applicable insurance or any indemnification obligation of SCM to the extent of the amounts paid by the Acquiring Fund pursuant to such clauses (i) and (ii). For purposes of the foregoing, “making a claim” means giving appropriate written notice of the claim to the party against whom it is asserted. No party may assign or transfer any right or obligation under this Plan without the written consent of the other parties (except that the rights of the directors and president of the Acquired Funds will be transferable pursuant to the laws of descent and distribution), except that from and after the Effective Time, Registrant may assign its rights and obligations under and in respect of this Plan to the Successor Trust.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS, and on behalf of the series Funds of each listed on Schedule A:

WELLS FARGO FUNDS TRUST
ATTEST:		WELLS FARGO VARIABLE TRUST

/s/ C. David Messman		/s/ Karla M. Rabusch

Name:	C. David Messman	Name:	Karla M. Rabusch
Title	Secretary	Title:	President

REGISTRANTS, and on behalf of the series Fund(s) of each listed on Schedule A:

STRONG ADVANTAGE FUND, INC.
STRONG ASIA PACIFIC FUND, INC.
STRONG BALANCED FUND, INC.
STRONG COMMON STOCK FUND, INC.
STRONG CONSERVATIVE EQUITY FUNDS, INC.
STRONG CORPORATE BOND FUND, INC.
STRONG DISCOVERY FUND, INC.
STRONG EQUITY FUNDS, INC.
STRONG EQUITY FUNDS II, INC.
STRONG GOVERNMENT SECURITIES FUND, INC.
STRONG HERITAGE RESERVE SERIES, INC.
STRONG INCOME FUNDS, INC.
STRONG INCOME FUNDS II, INC.
STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG LARGE CAP GROWTH FUND, INC.
STRONG LIFE STAGE SERIES, INC.
STRONG MONEY MARKET FUND, INC.
STRONG MUNICIPAL BOND FUND, INC.
STRONG MUNICIPAL FUNDS, INC.
STRONG OPPORTUNITY FUND, INC.
STRONG OPPORTUNITY FUND II, INC.
STRONG SHORT-TERM BOND FUND, INC.
STRONGSHORT-TERMGLOBALBONDFUND,INC.
STRONG SHORT-TERM
MUNICIPAL BOND FUND, INC.
STRONG VARIABLE INSURANCE FUNDS, INC.
each a Wisconsin corporation

and

STRONG INCOME TRUST
ATTEST:		a Delaware statutory trust

/s/ Gilbert. L. Southwell, III		/s/ Thomas M. Zoeller

Name:	Gilbert L. Southwell, III	Name:	Thomas M. Zoeller
Title:	Secretary	Title:	Vice President

ATTEST:		WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 21 only)

/s/ C. David Messman		/s/ Andrew Owen

Name:	C. David Messman	Name:	Andrew Owen
Title	Secretary	Title	President

ATTEST:		STRONG CAPITAL MANAGEMENT, INC. (a party to this Plan as to Section 21 only)

/s/ Gilbert. L. Southwell, III		/s/ Thomas M. Zoeller

Name:	Gilbert L. Southwell, III	Name:	Thomas M. Zoeller
Title:	Secretary	Title:	Executive Vice President

EXHIBIT G—FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT

FORM OF INTERIM
INVESTMENT ADVISORY AGREEMENT

          This AGREEMENT is made as of this [____] day of [____], between [Strong Entity] (the “[Corporation/ Trust]”), a [corporation/trust] organized under the laws of the State of [Wisconsin/Delaware] with its principal place of business at 100 Heritage Reserve, Menomonee Falls, WI 53051, and Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

          WHEREAS, the [Corporation/Trust] is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and is authorized to issue shares (as defined in the [Corporation/Trust]’s [Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time), in separate classes and series; and

          WHEREAS, the [Corporation/Trust] desires that the Adviser provide investment advisory services to each class and series of the [Corporation/Trust] listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a “Fund” and collectively the “Funds”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

          NOW THEREFORE, the [Corporation/Trust] and the Adviser agree as follows:

          Section 1. Appointment of the Adviser. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its[Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation/Trust]’s Board of [Directors] (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series.

          The investment authority granted to the Adviser shall include the authority to exercise whatever powers the [Corporation/Trust] may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

The [Corporation/Trust] hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

          Section 2. Duties of the Adviser.

          (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the [Corporation/Trust], for the account of, at the risk of and in the name of the [Corporation/Trust], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the [Corporation/Trust] in the same manner and with the same force and effect as the [Corporation/Trust] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

          (b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the [Corporation/Trust], each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

               The Adviser shall promptly notify the [Corporation/Trust] of (i) any changes regarding the Adviser that would impact disclosure in the [Corporation/Trust]’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the [Corporation/Trust] of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the [Corporation/Trust].

          (c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the [Corporation/Trust]. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

               The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the [Corporation/Trust].

          (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/Trust], including the Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/ Trust] which are in possession of the Adviser shall be the property of the [Corporation/Trust]. The [Corporation/ Trust], or the [Corporation/Trust]’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Adviser to the [Corporation/Trust] or the [Corporation/Trust]’s authorized representatives.

          (e) The Adviser shall (i) provide for use by the [Corporation/Trust], at the Adviser’s expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the [Corporation/Trust] who are “interested persons” of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical, and investment work.

          Section 3. Delivery of Documents to the Adviser. The [Corporation/Trust] has furnished the Adviser with true, correct and complete copies of the following documents:

          (a) The [Articles of Incorporation/Trust Instrument], as in effect on the date hereof;

          (b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and

          (c) Written guidelines, policies and procedures adopted by the [Corporation/Trust].

          The [Corporation/Trust] will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The [Corporation/Trust] shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

          Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). TheAdviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

          Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

          Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the Registration Statement of the [Corporation/Trust], as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

          (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended from time to time;

          (d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the [Corporation/Trust] or the Funds, and any rules and regulations adopted thereunder; and

          (e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

          Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the [Corporation/Trust]’s policies on proxy voting.

          Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

          Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

          The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

          Section 10. Compensation. As compensation for the advisory services provided under this Agreement, the [Corporation/Trust] shall pay the Adviser fees, payable daily or less frequently as agreed by the [Corporation/ Trust] and the Adviser, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

          Section 11. Standard of Care. The [Corporation/Trust] will expect of the Adviser, and the Adviser will give the [Corporation/Trust] the benefit of, the Adviser’s best judgment and efforts in rendering its services to the [Corporation/Trust], and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders of the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          Section 12. Non-Exclusivity. The services of theAdviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and [Directors] of the [Corporation/Trust], and that officers or [Directors] of the [Corporation/ Trust] may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 13. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the [Corporation/Trust] and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the [Corporation/Trust] and will be made available for inspection and use by the [Corporation/Trust] and its authorized representatives.

          Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the [Corporation/ Trust], and shall continue for two years, and thereafter from year to year provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

          (a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the [Corporation/Trust]’s [Directors] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

          Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

          This Agreement may also be terminated immediately by the [Corporation/Trust] or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

          Section 16. Indemnification by the Adviser. The [Corporation/Trust] shall not be responsible for, and the Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

          Section 17. Indemnification by the [Corporation/Trust]. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Funds hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

          Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

          Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

          Section 20. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

          Section 21. Risk Acknowledgement. The Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Funds. The [Corporation/Trust] understands that investment decisions made for the Funds by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund’s account(s) and, in making investment decisions for the Funds, the Adviser will not consider any other securities, cash or other investments owned by the [Corporation/Trust].

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[STRONG ENTITY] on behalf of the Funds

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

INTERIM INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

STRONG FUNDS	Fee as% of Avg. Daily Net Asset Value

          The foregoing fee schedule is agreed to as of [____] and shall remain in effect until changed in writing by the parties.

[STRONG ENTITY]

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

EXHIBIT H—FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

FORM OF INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG [STRONG ENTITY], WELLS FARGO FUNDS MANAGEMENT, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

          This AGREEMENT is made as of this [____] day of [____], between [Strong Entity] (the “[Corporation/ Trust]”), Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the “Sub-Adviser”).

          WHEREAS, the Adviser desires that the Sub-Adviser perform investment advisory services for each of the series (each a “Fund” and collectively the “Funds”) of the corporations/trusts (each a [“Corporation/Trust”]) listed in Appendix A hereto as it may be amended from time to time, and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

          NOW THEREFORE, the [Corporation/Trust], the Adviser and Sub-Adviser agree as follows:

          Section 1. The [Corporation/Trust]; Delivery of Documents. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its [Articles of Incorporations/Trust Instrument], as amended or supplemented from time to time, ByLaws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation’s/Trust’s] Board of [Directors] (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Adviser has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

          Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Interim Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

          Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

          Section 3. Duties of the Sub-Adviser.

           (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the [Corporation/Trust], for the account of, at the risk of and in the name of the [Corporation/ Trust], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the [Corporation/Trust] in the same manner and with the same force and effect as the [Corporation/Trust] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

           (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the [Corporation/ Trust], the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the [Corporation’s/Trust’s] [Articles of Incorporation/Trust Instrument], as amended from time to time, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the [Corporation/Trust] and the investment objectives, policies and restrictions of the Funds.

          (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

          (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/ Trust], including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/Trust] that are in possession of the Sub-Adviser shall be the property of the [Corporation/Trust]. The [Corporation/Trust], or the [Corporation’s/Trust’s] authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Sub-Adviser to the [Corporation/Trust] or the [Corporation’s/Trust’s] authorized representatives.

          (e) Unless the Sub-Adviser directs otherwise, the Sub-Adviser directs the Adviser to vote, in accordance with the Adviser’s Proxy Voting Policies, such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds.

          Section 4. Control by Board. As is the case with respect to the Adviser under the Interim Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

          Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Fund, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

          (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended or supplemented from time to time;

          (d) the provisions of any By-laws of the [Corporation/Trust], if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

          (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the [Corporation/Trust] or the Funds;

          (f) any other applicable provisions of state or federal law; and

          (g) any code of ethics adopted by the Sub-Adviser, which must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the [Corporation/Trust] or the Adviser.

          Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

          Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to [directors] and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

          Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the [Corporation/Trust] or the Funds with respect to compensation under this Agreement.

          Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the [Corporation/Trust] and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the [Corporation/Trust], and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders in the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Fund’s administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund’s request, surrender to the Funds those records that are the property of the Fund. The Sub-Adviser will promptly notify the Fund’s administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

          Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the [Corporation/Trust], Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

          (a) (i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the [Corporation’s/Trust’s] [Directors] who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

          Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

          Section 14. Indemnification by the Sub-Adviser. The [Corporation/Trust] shall not be responsible for, and the Sub-Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

          Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Fund hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

          Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

          Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[STRONG ENTITY] on behalf of the Funds

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

WELLS CAPITAL MANAGEMENT INCORPORATED

By:

Appendix A

SCHEDULE A

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
FEE AGREEMENT

          This fee agreement is made as of the [____] day of [____], by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management Incorporated (the “Sub-Adviser”); and

          WHEREAS, the parties and [Strong Entity] (the “Trust”) have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the [Corporation/Trust] as listed in Schedule A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

          WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

          NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A:

[Fee schedule]

          The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

WELLS CAPITAL MANAGEMENT INCORPORATED

By:

Appendix A to Schedule A

Strong Funds	Fee as% of Avg. Daily Net Asset

PART B

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

THE STRONG FUNDS

Strong Asia Pacific Fund	Strong Life Stage Series — Aggressive Portfolio
Strong Balanced Fund	Strong Life Stage Series — Conservative Portfolio
Strong Corporate Bond Fund	Strong Life Stage Series — Moderate Portfolio
Strong Discovery Fund	Strong Mid Cap Disciplined Fund
Strong Dividend Income Fund	Strong Minnesota Tax-Free Fund
Strong Dow 30 Value Fund	Strong Money Market Fund
Strong Endeavor Fund	Strong Municipal Money Market Fund
Strong Energy Fund	Strong Opportunity Fund
Strong Enterprise Fund	Strong Overseas Fund
Strong Florida Municipal Money Market Fund	Strong Short-Term Bond Fund
Strong Government Securities Fund	Strong Short-Term High Yield Bond Fund
Strong Growth Fund	Strong Short-Term High Yield Municipal Fund
Strong Growth 20 Fund	Strong Short-Term Income Fund
Strong Growth and Income Fund	Strong Short-Term Municipal Bond Fund
Strong Heritage Money Fund	Strong Small Company Value Fund
Strong High-Yield Bond Fund	Strong Small/Mid Cap Value Fund
Strong Index 500 Fund	Strong Tax-Free Money Fund
Strong Intermediate Municipal Bond Fund	Strong Ultra Short-Term Income Fund
Strong Large Cap Core Fund	Strong Ultra Short-Term Municipal Income Fund
Strong Large Cap Growth Fund	Strong Wisconsin Tax-Free Fund
Strong Large Company Growth Fund

100 HERITAGE RESERVE
MENOMONEE FALLS, WI 53051

December 10, 2004 Special Meeting of the Shareholders

     This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated October 26, 2004, which we refer to as the Prospectus/Proxy Statement, for the Special Meeting of Shareholders of the forty one Strong Funds listed above, which we call the Acquired Funds to be held on Friday, December 10, 2004. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-368-3863 or writing to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201-2936 or calling 1-800-222-8222 or writing to Wells Fargo Funds Trust, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCEIN
STATEMENT OF ADDITIONAL INFORMATION

     This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.

The SAI dated March 1, 2004, as supplemented on May 10, 2004, describing the Strong Ultra Short-Term Income Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 30, 2003, for the Strong Ultra Short-Term Income Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 25, 2004, for the Strong Ultra Short-Term Income Fund.

2.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Asia Pacific Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Asia Pacific Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Asia Pacific Fund.

3.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Balanced Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Balanced Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Balanced Fund.

4.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund.

5.

The SAI dated March 1, 2004, as supplemented on May 10, 2004, describing the Strong Corporate Bond Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 30, 2003, for the Strong Corporate Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 25, 2004, for the Strong Corporate Bond Fund.

6.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Discovery Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Discovery Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Discovery Fund.

7.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, and Strong Mid Cap Disciplined Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund.

8.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, and Strong Mid Cap Disciplined Fund; and Statement of Additional Information Date May 1, 2004, describing the Strong Index 500 Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund. The unaudited financial statements contained in the Semi-Annual Reports for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, and Strong Mid Cap Disciplined Fund.

9.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Government Securities Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 30, 2003, for the Strong Government Securities Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Government Securities Fund.

10.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Heritage Money Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 30, 2003, for the Strong Heritage Money Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Heritage Money Fund.

11.

The SAI dated March 1, 2004, as supplemented on May 10, 2004, describing the Strong High-Yield Bond Fund, Strong Short-Term Income Fund, and Short-Term High Yield Bond Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for Strong High-Yield Bond Fund, Strong Short-Term Income Fund, and Strong Short-Term High Yield Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong High-Yield Bond Fund, Strong Short-Term Income Fund, and Short-Term High Yield Bond Fund.

12.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Florida Municipal Money Market Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for Strong Florida Municipal Money Market Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Florida Municipal Money Market Fund.

13.

The SAI dated May 1, 2004, as supplemented on May 10, 2004, describing the Strong Overseas Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Overseas Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Overseas Fund.

14.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Large Cap Growth Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Large Cap Growth Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Large Cap Growth Fund.

15.

The SAI dated May 1, 2004, describing the Strong Aggressive Portfolio, Strong Conservative Portfolio, and Strong Moderate Portfolio. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Aggressive Portfolio, Strong Conservative Portfolio, and the Strong Moderate Portfolio. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Aggressive Portfolio, Strong Conservative Portfolio, and Strong Moderate Portfolio.

16.

The SAI dated March 1, 2004, as supplemented on May 10, 2004, describing the Strong Money Market Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for Strong Money Market Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong Money Market Fund.

17.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund. Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund. Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free.

18.

The SAI dated May 1, 2004, as supplemented on July 15, 2004, describing the Strong Endeavor Fund and Strong Opportunity Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Endeavor Fund and Strong Opportunity Fund. The unaudited financial statements contained in the Semi-Annual Reports for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Endeavor Fund and Strong Opportunity Fund.

19.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Short-Term Bond Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong Short-Term Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Short-Term Bond Fund.

20.

The SAI dated March 1, 2004, as supplemented May 10, 2004, describing the Strong Short-Term Municipal Bond Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong Short-Term Municipal Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for the Strong Short-Term Municipal Bond Fund.

21.

The SAI dated February 1, 2004, as supplemented July 30, 2004, describing the Wells Fargo Index Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Index Fund, contained in the Annual Report for the fiscal year ended September 30, 2003, as filed with the SEC on December 1, 2003. Unaudited financial report statements of the Wells Fargo Index Fund, dated as of March 31, 2004.

22.

The SAI dated November 1, 2003, describing the Wells Fargo Minnesota Tax-Free Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Minnesota Tax-Free Fund, contained in the Annual Report for the fiscal year ended June 30, 2004, as filed with the SEC on August 30, 2004.

23.

The SAI dated August 1, 2004, describing the Wells Fargo Money Market Fund and National Tax-Free Money Market Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Money Market Fund, contained in the Annual Report for the fiscal year ended March 31, 2004, as filed with the SEC on June 1, 2004.

Table of Contents

General Information

Explanatory Note to Pro Forma Financial Statements

Pro-Forma Financial Statements and Schedules

Notes to Pro Forma Financial Statements*

Wells Fargo Funds Trust Equity Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Life Stage Portfolios SAI dated October 26, 2004

Wells Fargo Funds Trust Income Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Money Market Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Tax-Free Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Index and Minnesota Tax-Free Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Money Market and National Tax-Free Money Market Funds SAI dated October 26, 2004

*THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

General Information

     This SAI relates to the reorganization of forty one Strong Funds listed below, which we refer to as the Acquired Funds, with thirty-five funds of Wells Fargo Funds listed below, which we refer to as the Acquiring Funds.

Acquired Funds	Acquiring Funds

Asia Pacific Fund	Asia Pacific Fund
Investor Class	Investor Class

Balanced Fund	Balanced Fund
Investor Class	Investor Class

Corporate Bond Fund	Corporate Bond Fund
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Discovery Fund	Discovery Fund
Investor Class	Investor Class

Dividend Income Fund	Dividend Income Fund
Class K	Institutional Class
Investor Class	Investor Class

Dow 30 Value Fund	Dividend Income Fund
Investor Class	Investor Class
--	Institutional Class

Endeavor Fund	Capital Growth
Investor Class	Investor Class
--	Institutional Class

Energy Fund	Dividend Income Fund
Investor Class	Investor Class
--	Institutional Class

Enterprise Fund	Enterprise Fund
Class K	Institutional Class
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Florida Municipal Money Market Fund	National Tax-Free Money Market Fund*
--	Class A*
Investor Class	Administrator Class
--	Institutional Class*
--	Service Class*

Government Securities Fund	Government Securities Fund
Class C	Class C
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

________________________________________
* Existing Wells Fargo Fund or Share Class.

Acquired Funds	Acquiring Funds

Growth Fund	Growth Fund
Class C	Class C
Class K	Institutional Class
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Growth and Income Fund	Growth and Income Fund
Class K	Institutional Class
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Growth 20 Fund	Growth Fund
--	Class C
Investor Class	Investor Class
Advisor Class	Advisor Class
--	Institutional Class
--	Select Class

Heritage Money Fund	Heritage Money Market Fund
Institutional Class	Institutional Class
Investor Class	Administrator Class
Advisor Class**	--

High-Yield Bond Fund	High Income Fund
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Index 500 Fund	Index Fund*
Investor Class	Investor Class
--	Institutional Class*

Intermediate Municipal Bond Fund	Intermediate Tax-Free Fund
Investor Class	Investor Class

Large Cap Core Fund	Growth and Income Fund
Investor Class	Investor Class
--	Institutional Class
--	Select Class
--	Advisor Class

Large Cap Growth Fund	Large Cap Growth Fund
Investor Class	Investor Class

Large Company Growth Fund	Capital Growth Fund
Class K	Institutional Class
Investor Class	Investor Class

Life Stage Series - Aggressive Portfolio	Life Stage - Aggressive Portfolio
Investor Class	Investor Class

Life Stage Series - Conservative Portfolio	Life Stage - Moderate Portfolio
Investor Class	Investor Class

Life Stage Series - Moderate Portfolio	Life Stage - Conservative Portfolio
Investor Class	Investor Class

Mid Cap Disciplined Fund	Mid Cap Disciplined Fund
Investor Class	Investor Class

________________________________________
   * Existing Wells Fargo Fund or Share Class.
** Advisor Class shares of this Fund will reorganize into Administrator Class shares of the acquiring Wells Fargo Fund.

Acquired Funds	Acquiring Funds

Minnesota Tax-Free Fund	Minnesota Tax-Free Fund*
--	Class A*
--	Class B*
Class C	Class C
Investor Class	Investor Class
--	Institutional Class*

Money Market Fund	Money Market Fund*
--	Class A*
--	Class B*
Investor Class	Investor Class

Municipal Money Market Fund	Municipal Money Market Fund
Investor Class	Investor Class

Opportunity Fund	Opportunity Fund
Class K	Institutional Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Overseas Fund	Overseas Fund
Institutional Class	Select Class
Investor Class	Investor Class

Short-Term Bond Fund	Short-Term Bond Fund
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Short-Term High Yield Bond Fund	Short-Term High Yield Bond Fund
Investor Class	Investor Class
Advisor Class	Advisor Class

Short-Term High Yield Municipal Fund	Short-Term Municipal Bond Fund
--	Class C
Investor Class	Investor Class

Short-Term Income Fund	Short-Term Bond Fund
Investor Class	Investor Class
--	Select Class
--	Advisor Class

Short-Term Municipal Bond Fund	Short-Term Municipal Bond Fund
Class C	Class C
Investor Class	Investor Class

Small Company Value Fund	Small Cap Disciplined Fund
Investor Class	Investor Class

Small/Mid Cap Value Fund	Small/Mid Cap Value Fund
Investor Class	Investor Class

Tax-Free Money Fund	National Tax- Free Money Market Fund*
--	Class A*
--	Institutional Class*
Investor Class	Administrator Class
--	Service Class*

Ultra Short-Term Income Fund	Ultra Short-Term Income Fund
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

________________________________________
   * Existing Wells Fargo Fund or Share Class.

Acquired Funds	Acquiring Funds

Ultra Short-Term Municipal Income Fund	Ultra Short-Term Municipal Income Fund
Institutional Class	Select Class
Investor Class	Investor Class
Advisor Class	Advisor Class

Wisconsin Tax-Free Fund	Wisconsin Tax-Free Fund
Class C	Class C
Investor Class	Investor Class

________________________________________
   * Existing Wells Fargo Fund or Share Class.

     The reorganization of each Acquired Fund will involve the following three steps:

o

the transfer of substantially all of the assets and liabilities of the Acquired Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

o

the pro rata distribution of the Acquiring Fund shares to the shareholders of record of the Acquired Fund as of the effective date of the reorganization in redemption of all shares of the Acquired Fund; and

o	the liquidation and dissolution of the Acquired Funds.

     As a result of the Reorganization, shareholders of each Acquired Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Acquired Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Acquired Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Acquired Fund will continue its operations beyond the date of the Reorganization and the Board of Directors of the affected Strong Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

     For further information about the transaction, see the Prospectus/Proxy Statement.

Pro Forma Financial Statements

     Explanatory Note

     Pro Forma financial statements for the Strong Growth Fund/Strong Growth 20 Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Growth 20 Fund constituted less than 10% of the assets of the new WF Growth Fund.

     Pro Forma financial statements for the Strong Growth and Income Fund/Strong Large Cap Core Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Large Cap Core Fund constituted less than 10% of the assets of the new WF Growth and Income Fund.

     Pro Forma financial statements for the Strong Minnesota Tax-Free Fund/WF Minnesota Tax-Free Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Minnesota Tax-Free Fund constituted less than 10% of the assets of the WF Minnesota Tax-Free Fund.

     Pro Forma financial statements for the Strong Short-Term Bond Fund/Strong Short-Term Income Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Short-Term Income Fund constituted less than 10% of the assets of the new WF Short-Term Bond Fund.

     The Strong Funds: Strong Asia Pacific Fund, Strong Balanced Fund, Strong Corporate Bond Fund, Strong Discovery Fund, Strong Enterprise Fund, Strong Government Securities Fund, Strong Heritage Money Fund, Strong High-Yield Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Large Cap Growth Fund, Strong Life Stage Series — Aggressive Portfolio, Strong Life Stage Series — Conservative Portfolio, Strong Life Stage Series — Moderate Portfolio, Strong Mid Cap Disciplined Fund, Strong Municipal Money Market Fund, Strong Opportunity Fund, Strong Overseas Fund, Strong Short-Term High Yield Bond Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Wisconsin Tax-Free Fund will be reorganized into the WF Asia Pacific Fund, WF Balanced Fund, WF Corporate Bond Fund, WF Discovery Fund , WF Enterprise Fund , WF Government Securities Fund , WF Heritage Money Market Fund , WF High Yield Bond Fund , WF Intermediate Tax-Free Fund, WF Large Cap Growth Fund , WF Life Stage — Aggressive Portfolio, WF Life Stage — Conservative Portfolio, WF Life Stage — Moderate Portfolio, WF Mid Cap Disciplined Fund, WF Municipal Money Market Fund, WF Opportunity Fund, WF Overseas Fund, WF Short-Term High Yield Bond Fund, WF Small Company Value Fund, WF Small/Mid Cap Value Fund, WF Ultra Short-Term Income Fund, WF Ultra Short-Term Municipal Income Fund and WF Wisconsin Tax-Free Fund, respectively, twenty-three newly-created funds which currently have no assets or liabilities. Pro forma combining financial statements are not included in the Prospectus/Proxy Statement because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Fee Tables contained in Exhibit A of Part A of the Prospectus/Proxy Statement. Shareholders of these twenty-three Strong Funds should review the Fee Tables in Exhibit A of the Prospectus/Proxy Statement to compare the fees and expenses of the newly created Fund with those of their corresponding Strong Fund.

     The Strong Dividend Income Fund, Strong Dow 30 Value Fund and Strong Energy Fund will be reorganized into the WF Dividend Income Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of June 30, 2004 are included to show the pro forma effect of combining the three Strong Funds into the new WF Dividend Income Fund.

     The Strong Endeavor Fund and Strong Large Company Growth Fund will be reorganized into the WF Large Company Growth Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of June 30, 2004 are included to show the pro forma effect of combining the two Strong Funds into the new WF Large Company Growth Fund.

     The Strong Florida Municipal Money Market Fund and Strong Tax-Free Money Fund will be reorganized into the WF National Tax-Free Money Market Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the two Strong Funds into the WF National Tax-Free Money Market Fund.

     The Strong Index 500 Fund and WF Index Fund will be reorganized into the WF Index Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the Strong Fund into the WF Index Fund.

     The Strong Money Market Fund and WF Money Market Fund will be reorganized into the WF Money Market Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the Strong Fund into the WF Money Market Fund.

     The Strong Short-Term High Yield Municipal Fund and the Strong Short-Term Municipal Bond Fund will be reorganized into the WF Short-Term Municipal Bond Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of April 30, 2004 are included to show the pro forma effect of combining the two Strong Funds into the new WF Short-Term Municipal Bond Fund.

PRO FORMA SCHEDULES OF INVESTMENTS
June 30, 2004 (Unaudited)

	Strong Endeavor Fund		Strong Large Company Growth Fund		Pro Forma Combined Capital Growth Fund

	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stocks 97.0%
Apparel - Shoes & Related Manufacturing 1.3%
NIKE, Inc. Class B	3,290	$249,218	13,790	$1,044,592	17,080	$1,293,810

Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.	9,190	496,260	27,590	1,489,860	36,780	1,986,120

Commercial Services - Schools 1.6%
Corinthian Colleges, Inc. (b)	15,810	391,139	46,200	1,142,988	62,010	1,534,127

Computer - Data Storage 3.0%
EMC Corporation (b)	64,100	730,740	192,900	2,199,060	257,000	2,929,800

Computer - Local Networks 3.1%
Cisco Systems, Inc. (b)	21,565	511,090	64,850	1,536,945	86,415	2,048,035
Polycom, Inc. (b)	8,996	201,600	36,750	823,567	45,746	1,025,167

		712,690		2,360,512		3,073,202
Computer - Manufacturers 3.6%
Apple Computer, Inc. (b)	7,490	243,725			7,490	243,725
Dell, Inc. (b)	26,250	940,275	66,190	2,370,926	92,440	3,311,201

		1,184,000				3,554,926
Computer Software - Desktop 1.5%
Microsoft Corporation	13,510	385,846	38,300	1,093,848	51,810	1,479,694

Computer Software - Enterprise 3.3%
Mercury Interactive Corporation (b)	4,970	247,655			4,970	247,655
SAP AG Sponsored ADR	18,425	770,349	53,260	2,226,801	71,685	2,997,150

		1,018,004				3,244,805
Computer Software - Financial 0.7%
DST Systems, Inc. (b)	3,940	189,475	11,550	555,439	15,490	744,914

Cosmetics - Personal Care 1.0%
The Procter & Gamble Company			17,840	971,210	17,840	971,210

Diversified Operations 10.8%
General Electric Company	32,000	1,036,800	88,850	2,878,740	120,850	3,915,540
Honeywell International, Inc.	14,250	521,978	41,600	1,523,808	55,850	2,045,786
Tyco International, Ltd.	35,145	1,164,705	105,350	3,491,299	140,495	4,656,004

		2,723,483		7,893,847		10,617,330
Electronics - Semiconductor Manufacturing 3.5%
Intel Corporation	26,270	725,052	98,030	2,705,628	124,300	3,430,680

Finance - Mortgage & Related Services 2.0%
Countrywide Financial Corporation	6,334	444,963	22,000	1,545,500	28,334	1,990,463

Food - Miscellaneous Preparation 1.1%
PepsiCo, Inc.			19,620	1,057,126	19,620	1,057,126

Household - Consumer Electronics 1.7%
Harman International Industries, Inc.	4,980	453,180	13,400	1,219,400	18,380	1,672,580

Insurance - Diversified 0.6%
American International Group, Inc.	2,170	154,678	6,700	477,576	8,870	632,254

Insurance - Property/Casualty/Title 3.3%
The Allstate Corporation	16,480	767,144	53,250	2,478,787	69,730	3,245,931

Internet - E*Commerce 0.8%
eBay, Inc. (b)	1,960	180,222	6,250	574,687	8,210	754,909

Internet - Internet Content 3.0%
Yahoo! Inc. (b)	36,880	1,339,850	43,300	1,573,089	80,180	2,912,939

Leisure - Toys/Games/Hobby 2.3%
Marvel Enterprises, Inc. (b)	31,530	615,466	85,350	1,666,032	116,880	2,281,498

Machinery - Farm 1.0%
Deere & Company	3,480	244,087	10,750	754,005	14,230	998,092

Media - Cable TV 0.3%
EchoStar Communications Corporation Class A (b)	5,910	181,732	5,500	169,125	11,410	350,857

Medical - Biomedical/Biotechnology 1.1%
Genzyme Corporation (b)	5,770	273,094	17,000	804,610	22,770	1,077,704

Medical - Ethical Drugs 3.0%
Medicis Pharmaceutical Corporation Class A	6,460	258,077	17,350	693,132	23,810	951,209
Pfizer, Inc.	14,704	504,053	43,000	1,474,040	57,704	1,978,093

		762,130		2,167,172		2,929,302
Medical - Generic Drugs 3.9%
Teva Pharmaceutical Industries, Ltd. ADR	14,740	991,855	42,950	2,890,106	57,690	3,881,961

Medical - Health Maintenance Organizations 3.0%
Anthem, Inc. (b)	9,010	806,936	24,150	2,162,874	33,160	2,969,810

Medical - Products 7.3%
Alcon, Inc.	4,800	377,520	22,560	1,774,344	27,360	2,151,864
Boston Scientific Corporation (b)	10,560	451,968	30,900	1,322,520	41,460	1,774,488
Medtronic, Inc.	9,400	457,968	26,850	1,308,132	36,250	1,766,100
Zimmer Holdings, Inc. (b)	4,400	388,080	12,600	1,111,320	17,000	1,499,400

		1,675,536		5,516,316		7,191,852
Medical - Systems/Equipment 2.1%
Fisher Scientific International, Inc. (b)	9,290	536,497	27,100	1,565,025	36,390	2,101,522

Medical - Wholesale Drugs/Sundries 2.0%
McKesson Corporation	14,290	490,576	42,700	1,465,891	56,990	1,956,467

Metal Ores - Gold/Silver 1.7%
Newmont Mining Corporation Holding Company	10,880	421,709	31,450	1,219,002	42,330	1,640,711

Metal Ores - Miscellaneous 2.3%
Phelps Dodge Corporation (b)	7,310	566,598	21,400	1,658,714	28,710	2,225,312

Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	3,610	107,939	10,550	315,445	14,160	423,384

Oil & Gas - Canadian Integrated 1.3%
Suncor Energy, Inc.	12,720	325,759	38,500	985,985	51,220	1,311,744

Oil & Gas - Drilling 1.0%
Nabors Industries, Ltd. (b)	5,470	247,353	16,000	723,520	21,470	970,873

Oil & Gas - Field Services 2.0%
Schlumberger, Ltd.	8,330	529,038	23,400	1,486,134	31,730	2,015,172

Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	21,710	258,349	62,600	744,940	84,310	1,003,289

Oil & Gas - United States Exploration & Production 1.6%
Anadarko Petroleum Corporation	6,550	383,830	19,800	1,160,280	26,350	1,544,110

Retail - Drug Stores 0.8%
CVS Corporation	5,980	251,280	12,950	544,159	18,930	795,439

Retail - Major Discount Chains 1.9%
Target Corporation	5,375	228,276			5,375	228,276
Wal-Mart Stores, Inc.	4,710	248,500	26,400	1,392,864	31,110	1,641,364

		476,776				1,869,640
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	13,070	383,082	37,000	1,084,470	50,070	1,467,552

Telecommunications - Fiber Optics 2.1%
Corning, Inc. (b)	41,700	544,602	115,300	1,505,818	157,000	2,050,420

Telecommunications - Wireless Equipment 3.6%
Research in Motion, Ltd. (b)	13,230	905,461	38,750	2,652,050	51,980	3,557,511

Telecommunications - Wireless Services 2.1%
Crown Castle International Corporation (b)	21,860	322,435	63,950	943,263	85,810	1,265,698
NII Holdings, Inc. Class B (b)	7,710	259,750	15,450	520,511	23,160	780,261

		582,185		1,463,774		2,045,959

Total Common Stocks (Cost $22,772,495, $63,662,078, $86,434,573)		24,707,814		71,079,187		95,787,001
Short-Term Investments (a) 2.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds of and $300,012, $0, and $300,012, respectively); Collateralized by: United States Government & Agency Issues	$300,000	300,000			$300,000	300,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds of $117,202, $1,726,036, and $1,843,238, respectively); Collateralized by: United States Government & Agency Issues	117,200	117,200	$1,726,000	1,726,000	1,843,200	1,843,200

Total Short-Term Investments (Cost $417,200, $1,726,000, $2,143,200)		417,200		1,726,000		2,143,200

Total Investments in Securities (Cost $23,189,695, $65,388,078, $88,577,773) 99.2%		25,125,014		72,805,187		97,930,201
Other Assets and Liabilities, Net 1.1%		68,027		742,083		810,110

Net Assets 100.0%		$25,193,041		$73,547,270		$98,740,311

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

	Strong Endeavor Fund	Strong Large Company Growth Fund**	Combined	Adjustments	Pro Forma Combined

Assets:
Investments in Securities, at Value (Cost of $23,189,695, $65,388,078, and $88,577,773, respectively)	$25,125,014	$72,805,187	$97,930,201		$97,930,201
Receivable for Securities Sold	483,025	1,475,959	1,958,984		1,958,984
Receivable for Fund Shares Sold	—	95,804	95,804		95,804
Dividends and Interest Receivable	16,893	52,942	69,835		69,835
Other Assets	11,381	22,887	34,268		34,268

Total Assets	25,636,313	74,452,779	100,089,092		100,089,092

Liabilities:
Payable for Securities Purchased	425,505	851,163	1,276,668		1,276,668
Payable for Fund Shares Redeemed	—	17,472	17,472		17,472
Accrued Operating Expenses and Other Liabilities	17,767	36,874	54,641		54,641

Total Liabilities	443,272	905,509	1,348,781		1,348,781

Net Assets	$25,193,041	$73,547,270	$98,740,311		$98,740,311

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$25,933,182	$69,578,391	$95,511,573		$95,511,573
Undistributed Net Investment Income (Loss)	(140,378)	(215,700)	(356,078)		(356,078)
Undistributed Net Realized Gain (Loss)	(2,535,082)	(3,232,530)	(5,767,612)		(5,767,612)
Net Unrealized Appreciation (Depreciation)	1,935,319	7,417,109	9,352,428		9,352,428

Net Assets	$25,193,041	$73,547,270	$98,740,311		$98,740,311

Investor Class
Net Assets	$25,193,041	$69,510,634			$94,703,675
Capital Shares Outstanding (Unlimited Number Authorized)	2,581,852	4,854,920		(822,561)	6,614,211

Net Asset Value Per Share	$9.76	$14.32			$14.32

Class K *
Net Assets		$4,036,636			$4,036,636
Capital Shares Outstanding (Unlimited Number Authorized)		280,433			280,433

Net Asset Value Per Share		$14.39			$14.39

*	The Class K shares of the Strong Large Company Growth Fund become shareholders of the Pro Forma Combined Fund Class I shares.

**	-Accounting Survivor

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Twelve Months Ended June 30, 2004 (Unaudited)

	Strong Endeavor Fund	Strong Large Company Growth Fund*	Combined	Adjustments		Pro Forma Combined

Income:
Dividends (net of foreign withholding taxes of $2,009, $7,495 and $9,504, respectively)	$80,998	$592,993	$673,991			$673,991
Interest	3,559	53,754	57,313			57,313

Total Income	84,557	646,747	731,304			731,304

Expenses:
Investment Advisory Fees	97,287	525,855	623,142	—	(1)	623,142
Administrative Fees - Fund Level	—	—	—	41,513	(1)	41,513
Administrative Fees - Investor Class	38,741	207,097	245,838	122,853	(1)	368,691
Administrative Fees - Class K/I		2,704	2,704	(1,611	)(1)	1,093
Custodian Fees	7,937	18,522	26,459	(9,854	) (1)	16,605
Transfer Agency Fees - Investor Class	77,788	208,415	286,203	(286,203)		—
Transfer Agency Fees - Class K		2,172	2,172	(2,172	) (1)	—
Reports to Shareholders	4,303	19,638	23,941	(9,814	) (1)	14,127
12b-1 Fees (SS) - Investor Class	32,284	172,581	204,865	—	(1)	204,865
12b-1 Fees (SS) - Class K/I	—	—	—	2,734	(1)	2,734
Professional Fees	11,173	22,358	33,531	(20,431	) (1)	13,100
Accounting Fees	—	—	—	30,797	(1)	30,797
Federal and State Registration Fees	17,012	45,538	62,550	(18,433	) (1)	44,117
Transfer Agency Banking Charges	301	4,392	4,693	(4,693	) (1)	—
Brokerage Fees	220	1,772	1,992	(1,992	) (1)	—
Interest Expense	151	963	1,114	(1,114	) (1)	—
Other	1,821	5,222	7,043	1,238	(1)	8,281

Total Expenses before Waivers and Absorptions, Directed Brokerage, and Earnings Credits	289,018	1,237,229	1,526,247	(157,182)		1,369,065
Expense Waivers and Absorptions	(28,213)	(196,400)	(224,613)	29,289	(1)	(195,324)
Directed Brokerage	(6,768)	(17,413)	(24,181)	24,181	(1)	—
Earnings Credits	(34)	(401)	(435)	435	(1)	—

Expenses, Net	254,003	1,023,015	1,277,018	(103,277	) (1)	1,173,741

Net Investment Income (Loss)	(169,446)	(376,268)	(545,714)	103,277		(442,437)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(232,260)	7,646,004	7,413,744			7,413,744
Foreign Currencies	—	1,272	1,272			1,272

Net Realized Gain (Loss)	(232,260)	7,647,276	7,415,016			7,415,016
Net Change in Unrealized Appreciation/Depreciation on Investments	1,483,085	4,653,273	6,136,358			6,136,358

Net Gain (Loss) on Investments	1,250,825	12,300,549	13,551,374			13,551,374

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,081,379	$11,924,281	$13,005,660	$103,277		$13,108,937

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

* - Accounting Survivor

See Notes to Financial Statements.

PRO FORMA SCHEDULES OF INVESTMENTS
June 30, 2004 (Unaudited)

	Strong Energy Fund		Strong Dow 30 Value Fund		Strong Dividend Income Fund		Pro Forma Combined Dividend Income Fund

	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stocks 95.9%
Aerospace - Defense 4.6%
General Dynamics Corporation					18,000	$1,787,400	18,000	$1,787,400
Lockheed Martin Corporation					70,000	3,645,600	70,000	3,645,600
The Boeing Company (c)			87,600	$4,475,484			87,600	4,475,484

						5,433,000		9,908,484
Auto Manufacturers - Domestic 1.5%
General Motors Corporation			67,600	3,149,484			67,600	3,149,484

Banks - Money Center 11.0%
Bank of America Corporation					75,000	6,346,500	75,000	6,346,500
Citigroup, Inc.			97,000	4,510,500	170,000	7,905,000	267,000	12,415,500
J.P. Morgan Chase & Company			125,000	4,846,250			125,000	4,846,250

				9,356,750		14,251,500		23,608,250
Banks - Northeast 1.0%
North Fork Bancorporation, Inc.					58,000	2,206,900	58,000	2,206,900

Banks - Super Regional 3.7%
AmSouth Bancorporation					70,000	1,782,900	70,000	1,782,900
Regions Financial Corporation (b)					53,000	1,937,150	53,000	1,937,150
Wachovia Corporation					95,000	4,227,500	95,000	4,227,500

						7,947,550		7,947,550
Beverages - Alcoholic 1.2%
Anheuser-Busch Companies, Inc.					48,000	2,592,000	48,000	2,592,000

Beverages - Soft Drinks 0.7%
The Coca-Cola Company			27,600	1,393,248			27,600	1,393,248

Chemicals - Basic 1.6%
The Dow Chemical Company					85,000	3,459,500	85,000	3,459,500

Chemicals - Specialty 1.9%
Air Products & Chemicals, Inc.					26,000	1,363,700	26,000	1,363,700
Ashland, Inc.					50,000	2,640,500	50,000	2,640,500

						4,004,200		4,004,200
Computer - IT Services 1.8%
International Business Machines Corporation			42,700	3,764,005			42,700	3,764,005

Computer - Manufacturers 1.4%
Hewlett-Packard Company			27,600	582,360	109,999	2,320,979	137,599	2,903,339

Computer Software - Desktop 2.0%
Microsoft Corporation			77,400	2,210,544	70,000	1,999,200	147,400	4,209,744

Cosmetics - Personal Care 2.6%
The Procter & Gamble Company			57,600	3,135,744	44,000	2,395,360	101,600	5,531,104

Diversified Operations 9.7%
E.I. Du Pont de Nemours & Company			27,600	1,225,992	86,000	3,820,120	113,600	5,046,112
Fortune Brands, Inc.					20,000	1,508,600	20,000	1,508,600
General Electric Company			27,400	887,760			27,400	887,760
Honeywell International, Inc.			77,400	2,835,162			77,400	2,835,162
Johnson Controls, Inc.					46,000	2,455,480	46,000	2,455,480
3M Co.			37,700	3,393,377			37,700	3,393,377
United Technologies Corporation			27,600	2,524,848	23,000	2,104,040	50,600	4,628,888

				10,867,139		9,888,240		20,755,379
Electronics - Semiconductor Manufacturing 2.3%
Intel Corporation			27,600	761,760	150,000	4,140,000	177,600	4,901,760

Finance - Investment Brokers 0.5%
Morgan Stanley					20,000	1,055,400	20,000	1,055,400

Financial Services - Miscellaneous 1.6%
American Express Company			67,600	3,473,288			67,600	3,473,288

Food - Miscellaneous Preparation 0.7%
H.J. Heinz Company					39,000	1,528,800	39,000	1,528,800

Insurance - Diversified 2.8%
American International Group, Inc.			39,600	2,822,688			39,600	2,822,688
Assurant, Inc.					120,000	3,165,600	120,000	3,165,600

								5,988,288
Insurance - Life 0.7%
MetLife, Inc.					40,000	1,434,000	40,000	1,434,000

Insurance - Property/Casualty/Title 2.3%
The Allstate Corporation					100,000	4,655,000	100,000	4,655,000
Montpelier Re Holdings, Ltd.					5,000	174,750	5,000	174,750

						4,829,750		4,829,750
Machinery - Construction/Mining 1.0%
Caterpillar, Inc.			27,600	2,192,544			27,600	2,192,544

Media - Diversified 0.1%
Time Warner, Inc. (b)					15,000	263,700	15,000	263,700

Media - Radio/TV 0.3%
The Walt Disney Company (c)			27,400	698,426			27,400	698,426

Medical - Drug/Diversified 0.7%
Johnson & Johnson			27,400	1,526,180			27,400	1,526,180

Medical - Ethical Drugs 5.8%
Merck & Company, Inc.			97,700	4,640,750			97,700	4,640,750
Pfizer, Inc.			27,700	949,556	139,000	4,764,920	166,700	5,714,476
Wyeth					56,000	2,024,960	56,000	2,024,960

				5,590,306		6,789,880		12,380,186
Medical/Dental - Services 0.5%
Express Scripts, Inc. Class A (b)					14,000	1,109,220	14,000	1,109,220

Medical/Dental - Supplies 1.4%
Becton, Dickinson & Company					59,500	3,082,100	59,500	3,082,100

Metal Ores - Miscellaneous 2.0%
Alcoa, Inc.			102,000	3,369,060	25,000	825,750	127,000	4,194,810

Metal Products - Fasteners 1.1%
Illinois Tool Works, Inc.					24,000	2,301,360	24,000	2,301,360

Oil & Gas - Canadian Exploration & Production 0.3%
Talisman Energy, Inc.	27,000	$586,980					27,000	586,980

Oil & Gas - Drilling 0.3%
ENSCO International, Inc.	6,500	189,150					6,500	189,150
Nabors Industries, Ltd. (b)	5,000	226,100					5,000	226,100
Noble Corporation (b)	5,000	189,450					5,000	189,450

		604,700						604,700
Oil & Gas - Field Services 0.1%
Schlumberger, Ltd.	2,500	158,775					2,500	158,775

Oil & Gas - International Integrated 9.2%
BP PLC Sponsored ADR	6,000	321,420			46,000	2,464,220	52,000	2,785,640
ChevronTexaco Corporation	5,000	470,550					5,000	470,550
ConocoPhillips	8,000	610,320			67,500	5,149,575	75,500	5,759,895
Exxon Mobil Corporation	12,500	555,125	153,600	6,821,376			166,100	7,376,501
Murphy Oil Corporation	9,000	663,300					9,000	663,300
Royal Dutch Petroleum Company - New York Shares					41,000	2,118,470	41,000	2,118,470
Total SA Sponsored ADR	6,000	576,480					6,000	576,480

		3,197,195				9,732,265		19,750,836
Oil & Gas - Machinery/Equipment 0.1%
Cooper Cameron Corporation (b)	3,000	146,100					3,000	146,100
Smith International, Inc. (b)	3,000	167,280					3,000	167,280

		313,380						313,380
Oil & Gas - Refining/Marketing 0.1%
Valero Energy Corporation	4,000	295,040					4,000	295,040

Oil & Gas - United States Exploration & Production 1.8%
Anadarko Petroleum Corporation	10,000	586,000					10,000	586,000
Devon Energy Corporation	8,000	528,000					8,000	528,000
EOG Resources, Inc.	10,500	626,955					10,500	626,955
Newfield Exploration Company (b)	7,500	418,050					7,500	418,050
Noble Energy, Inc.	11,000	561,000					11,000	561,000
Pioneer Natural Resources Company	13,000	456,040					13,000	456,040
Spinnaker Exploration Company (b)	12,500	492,250					12,500	492,250
Unocal Corporation	5,000	190,000					5,000	190,000

		3,858,295						3,858,295
Oil & Gas - United States Integrated 0.5%
Questar Corporation	13,000	502,320					13,000	502,320
Western Gas Resources, Inc.	18,000	584,640					18,000	584,640

		1,086,960						1,086,960
Retail - Home Furnishings 0.2%
Ethan Allen Corporation					10,000	359,100	10,000	359,100

Retail - Major Discount Chains 1.3%
Costco Wholesale Corporation					34,000	1,396,380	34,000	1,396,380
Wal-Mart Stores, Inc.			27,600	1,456,176			27,600	1,456,176

								2,852,556
Retail - Restaurants 1.8%
McDonald's Corporation			27,600	717,600	118,000	3,068,000	145,600	3,785,600

Retail/Wholesale - Building Products 0.5%
The Home Depot, Inc.			27,600	971,520			27,600	971,520

Telecom - Services Foreign 0.9%
BCE, Inc.					100,000	2,004,000	100,000	2,004,000

Telecommunications - Services 0.8%
SBC Communications, Inc.			27,600	669,300	1	24	27,601	669,324
Verizon Communications, Inc.			27,600	998,844			27,600	998,844

				1,668,144				1,668,168
Telecommunications - Wireless Services 0.5%
Vodafone Group PLC Sponsored ADR					45,000	994,500	45,000	994,500

Tobacco 2.8%
Altria Group, Inc.			65,600	3,283,280	31,000	1,551,550	96,600	4,834,830
UST, Inc.					30,000	1,080,000	30,000	1,080,000

						2,631,550		5,914,830
Transportation - Rail 1.4%
Burlington Northern Santa Fe Corporation					84,500	2,963,415	84,500	2,963,415

Utility - Electric Power 2.6%
Constellation Energy Group, Inc.					55,000	2,084,500	55,000	2,084,500
Duke Energy Corporation					55,000	1,115,950	55,000	1,115,950
TXU Corporation					60,000	2,430,600	60,000	2,430,600

						5,631,050		5,631,050
Utility - Gas Distribution 2.2%
Equitable Resources, Inc.	12,500	646,375					12,500	646,375
ONEOK, Inc.					54,000	1,187,460	54,000	1,187,460
Sempra Energy					85,000	2,926,550	85,000	2,926,550

						4,114,010		4,760,385

Total Common Stocks (Cost $6,838,891, $63,925,585, $99,115,869 and $169,880,345, respectively)		10,747,700		74,287,106		119,918,283		204,953,089

Short-Term Investments (a) 4.1%
Collateral Received for Securities Lending 0.5%
Navigator Prime Portfolio			1,083,400	1,083,400			1,083,400	1,083,400

Repurchase Agreements 3.6%
ABN AMRO Inc. (Dated 6/30/04), 1.40% Due 7/01/04 (Repurchase Proceeds $4,000,156); Collateralized by: United States Government & Agency Issues	$2,000,000	2,000,000	$1,100,000	1,100,000	$900,000	900,000	$4,000,000	4,000,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase Proceeds $3,671,976); Collateralized by: United States Government & Agency Issues	536,100	536,100	2,083,400	2,083,400	1,052,400	1,052,400	3,671,900	3,671,900

				3,183,400				7,671,900

Total Short Term Investments (Cost $2,536,100, $4,266,800, $1,952,400 and $8,755,300, respectively)		2,536,100		4,266,800		1,952,400		8,755,300

Total Investments in Securities (Cost $9,374,991, $68,192,385, $101,068,269 and $178,635,645, respectively) 100.0%		13,283,800		78,553,906		121,870,683		213,708,389
Other Assets and Liabilities, Net 0.0%		(3,123)		(302,015)		368,621		63,483

Net Assets 100.0%		$13,280,677		$78,251,891		$122,239,304		$213,771,872

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of security is on loan.

Percentages are stated as a percent of net assets.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)

	Strong Energy Fund	Strong Dow 30 Value Fund	Strong Dividend Income Fund*	Combined	Pro Forma Adjustments	Pro Forma Combined

Assets:
Investments in Securities, at Value
(Cost of $9,374,991, $68,192,385, $101,068,269, and $178,635,645, respectively)	$13,283,800	$78,553,906	$121,870,683	$213,708,389		$213,708,389
Receivable for Securities Sold	—	738,765	258,997	997,762		997,762
Receivable for Fund Shares Sold	—	45,666	12,897	58,563		58,563
Dividends and Interest Receivable	2,395	102,112	234,083	338,590		338,590
Other Assets	6,578	17,266	27,647	51,491		51,491

Total Assets	13,292,773	79,457,715	122,404,307	215,154,795		215,154,795

Liabilities:
Payable for Fund Shares Redeemed	—	61,640	85,902	147,542		147,542
Payable Upon Return of Securities on Loan	—	1,083,400	—	1,083,400		1,083,400
Accrued Operating Expenses and Other Liabilities	12,096	60,784	79,101	151,981		151,981

Total Liabilities	12,096	1,205,824	165,003	1,382,923		1,382,923

Net Assets	$13,280,677	$78,251,891	$122,239,304	$213,771,872		$213,771,872

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$12,304,176	$80,746,172	$109,315,189	$202,365,537		$202,365,537
Undistributed Net Investment Income (Loss)	(37,427)	421,366	24,767	408,706		408,706
Undistributed Net Realized Gain (Loss)	(2,894,881)	(13,277,168)	(7,903,066)	(24,075,115)		(24,075,115)
Net Unrealized Appreciation (Depreciation)	3,908,809	10,361,521	20,802,414	35,072,744		35,072,744

Net Assets	$13,280,677	$78,251,891	$122,239,304	$213,771,872		$213,771,872

Investor Class
Net Assets	$13,280,677	$78,251,891	$118,473,274			$210,005,842
Capital Shares Outstanding (Unlimited Number Authorized)	998,437	6,078,147	7,999,210		(896,387)	14,179,407

Net Asset Value Per Share	$13.30	$12.87	$14.81			$14.81

Class K
Net Assets			$3,766,030			$3,766,030
Capital Shares Outstanding (Unlimited Number Authorized)			257,432			257,432

Net Asset Value Per Share			$14.63			$14.63

* - Accounting Survivor

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Twelve Months Ended June 30, 2004 (Unaudited)

	Strong Dow 30 Value Fund	Strong Energy Fund	Strong Dividend Income Fund*	Combined	Adjustments	Pro Form Combined

Income:
Dividends (net of foreign withholding taxes of $0, $6,227, $37,539, and $43,766, respectively)	$2,074,567	$144,058	$3,471,238	$5,689,863		$5,689,863
Interest	25,556	9,446	8,473	43,475		43,475

Total Income	2,100,123	153,504	3,479,711	5,733,338		5,733,338

Expenses:
InvestmentAdvisory Fees	477,162	90,127	839,286	1,406,575	407,047	1,813,622
Administrative Fees - Fund Level				—	120,908	120,908
Administrative Fees - Investor Class	260,270	36,051	416,909	713,230	164,275	877,505
Administrative Fees - Class K/I			11,647	11,647	(6,994)	4,653
Custodian Fees	14,021	1,203	32,589	47,813	550	48,363
Transfer Agency Fees - Investor Class	299,373	60,679	482,077	842,129	(842,129)	—
Transfer Agency Fees - Class K			9,330	9,330	(9,330)	—
Reports to Shareholders	71,871	9,145	112,817	193,833	(123,633)	70,200
12b-1 Fees(SS) - Investor Class				—	592,909	592,909
12b-1 Fees(SS) - Class K/I				—	11,632	11,632
Professional Fees	23,661	15,111	36,349	75,121	(51,421)	23,700
Accounting Fees					39,972	39,972
Federal and State Registration Fees	18,941	15,429	33,237	67,607	(23,655)	43,952
Transfer Agency Banking Charges	1,963	739	7,788	10,490	(10,490)	—
Brokerage Fees	790	108	1,758	2,656	(2,656)	—
Interest Expense			997	997	(997)	—
Other	57,044	2,517	18,897	78,458	(67,319)	11,139

Total Expenses before Waivers and Absorptions, Directed Brokerage, and Earnings Credits	1,225,096	231,109	2,003,681	3,459,886	198,669	3,658,555

Expense Waivers and Absorptions	(16,682)	(3,505)	(43,585)	(63,772)	(300,976)	(364,748)
Directed Brokerage	(9,146)	(3,804)	—	(12,950)	12,950	—
Earnings Credits	(3,877)	(4)	(7)	(3,888)	3,888	—

Expenses, Net	1,195,391	223,796	1,960,089	3,379,276	(85,469)	3,293,807

Net Investment Income (Loss)	904,732	(70,292)	1,519,622	2,354,062	85,469	2,439,531

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	7,667,284	798,745	15,245,293	23,711,322		23,711,322
Net Change in Unrealized Appreciation/Depreciation on Investments	5,165,827	1,954,845	4,388,376	11,509,048		11,509,048

Net Gain (Loss) on Investments	12,833,111	2,753,590	19,633,669	35,220,370		35,220,370

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,737,843	$2,683,298	$21,153,291	$37,574,432	$85,469	$37,659,901

* - Accounting Survivor
See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS
March 31, 2004 (Unaudited)

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--98.21%
Amusement & Recreation Services--0.20%
Harrah's Entertainment Incorporated			1,874	102,865	11,101	609,319	12,975	712,184
International Game Technology			5,874	264,089	34,588	1,555,096	40,462	1,819,185

Total Amusement & Recreation Services				366,954		2,164,415		2,531,369

Apparel & Accessory Stores--0.48%
Gap Incorporated			15,199	333,162	89,346	1,958,461	104,545	2,291,623
Kohls Corporation†			5,769	278,803	33,911	1,638,913	39,680	1,917,716
Limited Brands			9,175	183,500	48,622	972,440	57,797	1,155,940
Nordstrom Incorporated			2,331	93,023	13,707	546,900	16,038	639,923

Total Apparel & Accessory Stores				888,488		5,116,714		6,005,202

Apparel & Other Finished Products Made From Fabrics & Similar Materials--0.13%
Jones Apparel Group Incorporated			2,143	77,472	12,600	455,489	14,743	532,961
Liz Claiborne Incorporated			1,852	67,951	10,884	399,318	12,736	467,269
VF Corporation			1,834	85,641	10,778	503,312	12,612	588,953

Total Apparel & Other Finished Products Made From Fabrics & Similar Materials				231,064		1,358,119		1,589,183

Automotive Dealers & Gasoline Service Stations--0.11%
Autonation Incorporated†			4,666	79,562	27,434	467,751	32,100	547,313
Autozone Incorporated†			1,501	128,999	8,703	748,175	10,204	877,174

Total Automotive Dealers & Gasoline Service Stations				208,561		1,215,926		1,424,487

Automotive Repair, Services & Parking-- 0.02%
Ryder System Incorporated			1,088	42,129	6,470	250,599	7,558	292,728

Total Automotive Repair, Services & Parking				42,129		250,599		292,728

Building Construction-General Contractors & Operative Builders--0.16%
Centex Corporation			2,110	114,042	12,341	667,161	14,451	781,203
KB Home			787	63,564	4,656	376,220	5,443	439,784
Pulte Homes Incorporated			2,105	117,060	12,509	695,512	14,614	812,572

Total Building Construction-General Contractors & Operative Builders				294,666		1,738,893		2,033,559

Building Materials, Hardware, Garden Supply & Mobile Home Dealers--1.26%
Home Depot Incorporated			38,604	1,442,259	226,918	8,477,671	265,522	9,919,930
Lowe's Companies Incorporated			13,342	748,880	78,427	4,402,083	91,769	5,150,963
Sherwin-Williams Company			2,473	95,037	14,539	558,731	17,012	653,768

Total Building Materials, Hardware, Garden Supply & Mobile Home Dealers				2,286,176		13,438,485		15,724,661

Business Services--6.62%
Adobe Systems Incorporated			4,004	157,891	23,766	937,108	27,770	1,094,999
Autodesk Incorporated			1,893	59,854	11,250	355,711	13,143	415,565
Automatic Data Processing Incorporated			10,046	421,915	58,834	2,471,046	68,880	2,892,961
BMC Software Incorporated†			3,840	75,067	22,453	438,965	26,293	514,032
Cendant Corporation			17,163	418,595	100,499	2,451,165	117,662	2,869,760
Citrix Systems Incorporated†			2,784	60,188	16,368	353,884	19,152	414,072
Computer Associates International Incorporated			9,826	263,928	58,043	1,559,026	67,869	1,822,954
Computer Sciences Corporation†			3,179	128,194	18,708	754,489	21,887	882,683
Compuware Corporation†			6,519	48,570	38,338	285,615	44,857	334,185
Convergys Corporation†			2,426	36,877	14,289	217,191	16,715	254,068
Deluxe Corporation			858	34,406	5,040	202,118	5,898	236,524
eBay Incorporated†			10,960	759,876	64,427	4,466,724	75,387	5,226,600
Electronic Arts Incorporated†			5,054	272,695	29,811	1,608,603	34,865	1,881,298
Electronic Data Systems Corporation			8,151	157,723	47,909	927,034	56,060	1,084,757
Equifax Incorporated			2,360	60,944	13,871	358,143	16,231	419,087
First Data Corporation			15,092	636,300	88,518	3,731,910	103,610	4,368,210
Fiserv Incorporated†			3,289	117,643	19,409	694,255	22,698	811,898
IMS Health Incorporated			4,063	94,499	23,882	555,503	27,945	650,002
Interpublic Group of Companies Incorporated†			7,034	108,184	41,374	636,330	48,408	744,514
Intuit Incorporated†			3,368	151,165	19,797	888,468	23,165	1,039,633
Mercury Interactive Corporation†			1,527	68,422	8,979	402,266	10,506	470,688
Microsoft Corporation			183,115	4,572,375	1,076,578	26,882,165	1,259,693	31,454,540
Monster Worldwide Incorporated†			1,914	50,149	11,270	295,275	13,184	345,424
NCR Corporation†			1,605	70,701	9,435	415,695	11,040	486,396
Novell Incorporated†			6,334	72,084	37,546	427,271	43,880	499,355
Omnicom Group Incorporated			3,224	258,717	18,950	1,520,716	22,174	1,779,433
Oracle Corporation†			88,683	1,065,077	521,373	6,261,694	610,056	7,326,771
Parametric Technology Corporation†			4,522	20,439	26,580	120,140	31,102	140,579
Peoplesoft Incorporated†			6,266	115,858	36,298	671,147	42,564	787,005
Robert Half International Incorporated†			2,906	68,636	17,076	403,344	19,982	471,980
Siebel Systems Incorporated†			8,412	96,828	49,456	569,244	57,868	666,072
Sun Microsystems Incorporated†			55,424	230,563	327,818	1,363,724	383,242	1,594,287
Sungard Data Systems Incorporated†			4,874	133,546	28,653	785,084	33,527	918,630
Symantec Corporation†			5,247	242,954	31,041	1,437,190	36,288	1,680,144
Unisys Corporation†			5,607	80,073	33,090	472,523	38,697	552,596
Veritas Software Corporation†			7,254	195,213	42,644	1,147,552	49,898	1,342,765
Yahoo! Incorporated†			11,250	546,630	66,340	3,223,441	77,590	3,770,071

Total Business Services				11,952,779		70,291,759		82,244,538

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Chemicals & Allied Products--10.84%
Abbott Laboratories			26,525	1,090,191	155,944	6,409,285	182,469	7,499,476
Air Products & Chemicals Incorporated			3,856	193,248	22,666	1,136,021	26,522	1,329,269
Alberto-Culver Company Class B			1,496	65,637	8,979	393,915	10,475	459,552
Amgen Incorporated†			21,887	1,273,141	128,653	7,483,718	150,540	8,756,859
Avery Dennison Corporation			1,875	116,621	11,016	685,335	12,891	801,956
Avon Products Incorporated			4,013	304,435	23,477	1,781,206	27,490	2,085,641
Bristol-Myers Squibb Company			32,904	797,254	193,594	4,690,789	226,498	5,488,043
Chiron Corporation†			3,185	140,157	18,703	823,102	21,888	963,259
Clorox Company			3,581	175,140	20,959	1,025,103	24,540	1,200,243
Colgate Palmolive Company			9,064	499,413	53,119	2,926,882	62,183	3,426,295
Dow Chemical Company			15,768	635,137	92,939	3,743,565	108,707	4,378,702
Du Pont (E.I.) de Nemours & Company			16,912	714,027	99,519	4,201,694	116,431	4,915,721
Eastman Chemical Company			1,313	56,044	7,716	329,319	9,029	385,363
Ecolab Incorporated			4,372	124,738	25,653	731,886	30,025	856,624
Eli Lilly & Company			19,052	1,274,594	112,075	7,497,785	131,127	8,772,379
Forest Laboratories Incorporated†			6,218	445,365	36,682	2,627,164	42,900	3,072,529
Genzyme Corporation†			3,803	178,880	22,354	1,051,554	26,157	1,230,434
Gillette Company			17,122	669,463	100,432	3,926,892	117,554	4,596,355
Great Lakes Chemical Corporation			859	20,490	5,046	120,352	5,905	140,842
International Flavors & Fragrances Incorporated			1,589	56,398	9,340	331,587	10,929	387,985
King Pharmaceuticals Incorporated†			4,093	68,920	24,050	404,999	28,143	473,919
Medimune Incorporated†			4,201	96,951	24,688	569,788	28,889	666,739
Merck & Company Incorporated			37,752	1,668,271	221,843	9,803,238	259,595	11,471,509
Monsanto Company			4,465	163,731	26,482	971,111	30,947	1,134,842
Pfizer Incorporated			129,351	4,533,770	760,485	26,654,988	889,836	31,188,758
PPG Industries Incorporated			2,883	168,103	17,078	995,621	19,961	1,163,724
Praxair Incorporated			5,517	204,787	32,431	1,203,841	37,948	1,408,628
Procter & Gamble Company			21,933	2,300,286	128,897	13,518,689	150,830	15,818,975
Rohm & Haas Company			3,778	150,529	22,207	884,723	25,985	1,035,252
Schering-Plough Corporation			24,933	404,411	146,730	2,379,956	171,663	2,784,367
Sigma-Aldrich Corporation			1,177	65,119	6,915	382,669	8,092	447,788
Watson Pharmaceuticals Incorporated†			1,832	78,392	10,766	460,695	12,598	539,087
Wyeth			22,597	848,502	132,827	4,987,666	155,424	5,836,168

Total Chemicals & Allied Products				19,582,145		115,135,138		134,717,283

Communications--4.45%
Alltel Corporation			5,295	264,181	31,124	1,552,775	36,419	1,816,956
AT&T Corporation			13,401	262,258	79,142	1,548,801	92,543	1,811,059
AT&T Wireless Services Incorporated†			46,100	627,427	271,714	3,698,027	317,814	4,325,454
Avaya Incorporated†			7,116	112,999	42,346	672,455	49,462	785,454
BellSouth Corporation			31,122	861,768	182,667	5,058,044	213,789	5,919,812
Centurytel Incorporated			2,447	67,276	14,382	395,361	16,829	462,637
Clear Channel Communications Incorporated			10,444	442,318	61,395	2,600,065	71,839	3,042,383
Comcast Corporation Class A†			38,191	1,097,620	224,496	6,452,024	262,687	7,549,644
Nextel Communications Incorporated Class A†			18,656	461,374	109,661	2,711,922	128,317	3,173,296
Qwest Communications International Incorporated†			29,998	129,293	176,149	759,202	206,147	888,495
SBC Communications Incorporated			56,154	1,378,015	329,890	8,095,505	386,044	9,473,520
Sprint Corporation-FON Group			15,339	282,689	90,155	1,661,560	105,494	1,944,249
Sprint Corporation-PCS Group†			17,566	161,605	103,233	949,743	120,799	1,111,348
Univision Communications Incorporated Class A†			5,472	180,616	32,165	1,061,753	37,637	1,242,369
Verizon Communications Incorporated			46,855	1,712,087	275,423	10,063,965	322,278	11,776,052

Total Communications				8,041,526		47,281,202		55,322,728

Depository Institutions--10.61%
Amsouth Bancorporation			5,957	140,056	35,014	823,169	40,971	963,225
Bank of America Corporation			24,593	1,991,544	144,515	11,702,819	169,108	13,694,363
Bank of New York Company Incorporated			13,125	413,438	77,179	2,431,127	90,304	2,844,565
Bank One Corporation			18,968	1,034,156	111,661	6,087,762	130,629	7,121,918
BB&T Corporation			9,274	327,370	54,516	1,924,399	63,790	2,251,769
Charter One Financial Incorporated			3,778	133,585	22,203	785,111	25,981	918,696
Citigroup Incorporated			87,379	4,517,509	513,718	26,559,234	601,097	31,076,743
Comerica Incorporated			2,976	161,636	17,489	950,015	20,465	1,111,651
Fifth Third Bancorp			9,611	532,159	56,343	3,119,692	65,954	3,651,851
First Tennessee National Corporation			2,129	101,559	12,517	597,080	14,646	698,639
FleetBoston Financial Corporation			18,112	813,246	106,704	4,791,005	124,816	5,604,251
Golden West Financial Corporation			2,578	288,595	15,152	1,696,273	17,730	1,984,868
Huntington Bancshares Incorporated			3,883	86,172	22,876	507,624	26,759	593,796
JP Morgan Chase & Company			34,870	1,462,784	205,271	8,611,108	240,141	10,073,892
Keycorp			7,112	215,429	41,803	1,266,217	48,915	1,481,646
M&T Bank Corporation			2,034	182,793	11,892	1,068,494	13,926	1,251,287
Marshall & Ilsley Corporation			3,842	145,253	22,583	853,880	26,425	999,133
Mellon Financial Corporation			7,299	228,396	42,909	1,342,616	50,208	1,571,012
National City Corporation			10,315	367,008	60,439	2,150,419	70,754	2,517,427
North Fork Bancorporation Incorporated			2,573	108,893	15,127	640,169	17,700	749,062
Northern Trust Corporation			3,738	174,175	21,977	1,023,897	25,715	1,198,072
PNC Financial Services Group			4,705	260,731	27,652	1,532,500	32,357	1,793,231
Regions Financial Corporation			3,769	137,649	22,157	809,178	25,926	946,827
SouthTrust Corporation			5,630	186,704	32,945	1,092,463	38,575	1,279,167
State Street Corporation			5,670	295,598	33,450	1,743,749	39,120	2,039,347
SunTrust Banks Incorporated			4,777	332,986	28,143	1,961,823	32,920	2,294,809
Synovus Financial Corporation			5,119	125,171	30,096	735,838	35,215	861,009
Union Planters Corporation			3,200	95,516	18,806	561,349	22,006	656,865
US Bancorp			32,619	901,912	191,481	5,294,444	224,100	6,196,356
Wachovia Corporation			22,334	1,049,677	131,138	6,163,507	153,472	7,213,184
Washington Mutual Incorporated			15,260	651,737	89,695	3,830,893	104,955	4,482,630
Wells Fargo & Company‡			28,709	1,626,919	168,754	9,563,316	197,463	11,190,235
Zions Bancorporation			1,525	87,228	8,962	512,636	10,487	599,864

Total Depository Institutions				19,177,584		112,733,806		131,911,390

Eating & Drinking Places--0.53%
Darden Restaurants Incorporated			2,798	69,365	16,437	407,485	19,235	476,850
McDonald's Corporation			21,458	613,041	125,840	3,595,261	147,298	4,208,302
Wendy's International Incorporated			1,934	78,676	11,363	462,367	13,297	541,043
Yum! Brands Incorporated†			4,990	189,588	29,337	1,114,523	34,327	1,304,111

Total Eating & Drinking Places				950,670		5,579,636		6,530,306

Educational Services--0.14%
Apollo Group Incorporated Class A†			2,992	257,651	17,566	1,512,603	20,558	1,770,254

Total Educational Services				257,651		1,512,603		1,770,254

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Electric, Gas & Sanitary Services--3.11%
AES Corporation†			10,563	90,105	62,103	529,741	72,666	619,846
Allegheny Energy Incorporated†			2,156	29,557	12,663	173,613	14,819	203,170
Allied Waste Industries Incorporated†			5,432	72,299	31,936	425,071	37,368	497,370
Ameren Corporation			3,079	141,894	18,144	836,254	21,223	978,148
American Electric Power Company Incorporated			6,703	220,652	39,396	1,296,906	46,099	1,517,558
Calpine Corporation†			7,006	32,718	41,203	192,420	48,209	225,138
Centerpoint Energy Incorporated			5,195	59,379	30,527	348,920	35,722	408,299
Cinergy Corporation			3,021	123,524	17,760	726,197	20,781	849,721
Citizens Communications Company†			4,827	62,467	28,368	367,083	33,195	429,550
CMS Energy Corporation†			2,732	24,451	16,070	143,829	18,802	168,280
Consolidated Edison Incorporated			3,825	168,681	22,540	994,019	26,365	1,162,700
Constellation Energy Group Incorporated			2,839	113,400	16,683	666,480	19,522	779,880
Dominion Resources Incorporated			5,504	353,916	32,355	2,080,421	37,859	2,434,337
DTE Energy Company			2,856	117,522	16,840	692,957	19,696	810,479
Duke Energy Corporation			15,397	347,982	90,512	2,045,580	105,909	2,393,562
Dynegy Incorporated Class A†			6,401	25,347	37,576	148,802	43,977	174,149
Edison International			5,529	134,295	32,494	789,287	38,023	923,582
EL Paso Corporation			10,682	75,947	63,930	454,545	74,612	530,492
Entergy Corporation			3,882	230,972	22,819	1,357,757	26,701	1,588,729
Exelon Corporation			5,563	383,153	32,836	2,261,395	38,399	2,644,548
Firstenergy Corporation			5,596	218,689	32,896	1,285,577	38,492	1,504,266
FPL Group Incorporated			3,121	208,627	18,387	1,229,168	21,508	1,437,795
Keyspan Corporation			2,698	103,133	15,864	606,306	18,562	709,439
Kinder Morgan Incorporated			2,091	131,784	12,290	774,528	14,381	906,312
Nicor Incorporated			748	26,339	4,392	154,733	5,140	181,072
Nisource Incorporated			4,454	94,649	26,177	556,256	30,631	650,905
Peoples Energy Corporation			625	27,895	3,715	165,853	4,340	193,748
PG&E Corporation†			7,060	204,515	41,786	1,210,545	48,846	1,415,060
Pinnacle West Capital Corporation			1,549	60,955	9,103	358,215	10,652	419,170
PPL Corporation			3,008	137,182	17,685	806,454	20,693	943,636
Progress Energy Incorporated			4,158	195,746	24,441	1,150,682	28,599	1,346,428
Public Service Enterprise Group Incorporated			3,990	187,436	23,555	1,106,613	27,545	1,294,049
Sempra Energy			3,838	122,047	22,662	720,667	26,500	842,714
Southern Company			12,423	378,898	73,025	2,227,278	85,448	2,606,176
TECO Energy Incorporated			3,188	46,639	18,732	274,048	21,920	320,687
TXU Corporation			5,495	157,480	32,303	925,798	37,798	1,083,278
Waste Management Incorporated			9,841	297,014	57,534	1,736,387	67,375	2,033,401
Williams Companies Incorporated			8,794	84,156	51,681	494,583	60,475	578,739
Xcel Energy Incorporated			6,768	120,535	39,776	708,417	46,544	828,952

Total Electric, Gas & Sanitary Services				5,611,980		33,023,385		38,635,365

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 9.79%
ADC Telecommunications Incorporated†			13,662	39,621	80,446	233,293	94,108	272,914
Advanced Micro Devices Incorporated†			5,914	95,976	34,766	564,260	40,680	660,236
Altera Corporation†			6,427	131,434	37,774	772,481	44,201	903,915
American Power Conversion Corporation			3,368	77,502	19,802	455,653	23,170	533,155
Analog Devices Incorporated			6,310	302,949	37,278	1,789,724	43,588	2,092,673
Andrew Corporation†			2,607	45,621	15,839	277,182	18,446	322,803
Applied Micro Circuits Corporation†			5,212	29,967	30,992	178,202	36,204	208,169
Broadcom Corporation Class A†			5,138	201,245	30,203	1,183,044	35,341	1,384,289
Ciena Corporation†			8,042	39,967	47,369	235,423	55,411	275,390
Comverse Technology Incorporated†			3,271	59,332	19,231	348,858	22,502	408,190
Cooper Industries Limited Class A			1,584	90,553	9,180	524,913	10,764	615,466
Emerson Electric Company			7,140	427,829	42,064	2,520,495	49,204	2,948,324
General Electric Company			172,889	5,276,572	1,017,103	31,041,979	1,189,992	36,318,551
Intel Corporation			110,015	2,992,411	646,681	17,589,736	756,696	20,582,147
International Business Machines Corporation			28,837	2,648,345	169,491	15,566,070	198,328	18,214,415
Jabil Circuit Incorporated†			3,388	99,723	19,946	587,024	23,334	686,747
JDS Uniphase Corporation†			24,351	99,110	143,219	582,901	167,570	682,011
KLA-Tencor Corporation†			3,303	166,329	19,578	985,757	22,881	1,152,086
Linear Technology Corporation			5,300	196,213	31,144	1,152,947	36,444	1,349,160
LSI Logic Corporation†			6,433	60,088	37,805	353,095	44,238	413,183
Lucent Technologies Incorporated†			71,901	295,512	424,864	1,746,190	496,765	2,041,702
Maxim Integrated Products Incorporated			5,575	262,526	32,714	1,540,525	38,289	1,803,051
Maytag Corporation			1,333	42,094	7,834	247,328	9,167	289,422
Micron Technology Incorporated†			10,362	173,143	60,773	1,015,523	71,135	1,188,666
Molex Incorporated			3,230	98,152	18,989	577,075	22,219	675,227
Motorola Incorporated			39,614	697,211	233,444	4,108,622	273,058	4,805,833
National Semiconductor Corporation†			3,061	136,011	17,757	788,937	20,818	924,948
Network Appliance Incorporated†			5,853	125,555	34,417	738,241	40,270	863,796
Novellus Systems Incorporated†			2,584	82,157	15,292	486,133	17,876	568,290
Nvidia Corporation†			2,751	72,869	16,174	428,448	18,925	501,317
PMC-Sierra Incorporated†			2,931	49,731	17,231	292,409	20,162	342,140
Power-One Incorporated†			1,415	15,645	8,305	91,848	9,720	107,493
QLogic Corporation†			1,603	52,916	9,452	312,002	11,055	364,918
Qualcomm Incorporated			13,632	905,444	80,298	5,333,366	93,930	6,238,810
Rockwell Collins Incorporated			3,004	94,954	17,805	562,812	20,809	657,766
Sanmina-SCI Corporation†			8,776	96,625	51,743	569,694	60,519	666,319
Scientific-Atlanta Incorporated			2,576	83,302	15,212	491,949	17,788	575,251
Solectron Corporation†			14,182	78,426	83,423	461,329	97,605	539,755
Tellabs Incorporated†			7,077	61,076	41,426	357,506	48,503	418,582
Texas Instruments Incorporated			29,364	858,025	172,779	5,048,596	202,143	5,906,621
Thomas & Betts Corporation†			993	21,661	5,831	127,231	6,824	148,892
Whirlpool Corporation			1,182	81,383	6,947	478,446	8,129	559,829
Xilinx Incorporated†			5,808	220,707	34,383	1,306,572	40,191	1,527,279

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				17,685,912		104,053,819		121,739,731

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Engineering, Accounting, Research Management & Related Services--0.34%
Fluor Corporation			1,392	53,874	8,182	316,567	9,574	370,441
Moody's Corporation			2,524	178,729	14,841	1,050,708	17,365	1,229,437
Paychex Incorporated			6,397	227,728	37,652	1,340,424	44,049	1,568,152
Quest Diagnostics Incorporated			1,764	146,109	10,332	855,840	12,096	1,001,949

Total Engineering, Accounting, Research Management & Related Services				606,440		3,563,539		4,169,979

Fabricated Metal Products, Except Machinery & Transportation Equipment-- 0.54%
Ball Corporation			956	64,796	5,621	380,969	6,577	445,765
Crane Company			1,009	33,288	5,926	195,570	6,935	228,858
Fortune Brands Incorporated			2,475	189,641	14,548	1,114,836	17,023	1,304,477
Illinois Tool Works Incorporated			5,228	414,200	30,730	2,434,773	35,958	2,848,973
Masco Corporation			7,733	235,396	45,126	1,373,181	52,859	1,608,577
Snap-On Incorporated			989	31,987	5,811	187,928	6,800	219,915

Total Fabricated Metal Products, Except Machinery & Transportation Equipment				969,308		5,687,257		6,656,565

Financial Services--0.04%
Janus Capital Group Incorporated			4,085	66,906	24,003	393,168	28,088	460,074

Total Financial Services				66,906		393,168		460,074

Food & Kindred Products--3.84%
Adolph Coors Company Class B			618	42,915	3,630	252,117	4,248	295,032
Anheuser-Busch Companies Incorporated			13,824	705,048	81,260	4,144,247	95,084	4,849,295
Archer-Daniels-Midland Company			10,973	185,115	64,627	1,090,262	75,600	1,275,377
Campbell Soup Company			6,962	189,849	40,997	1,117,997	47,959	1,307,846
Coca Cola Company			41,501	2,087,518	243,878	12,267,074	285,379	14,354,592
Coca Cola Enterprises Incorporated			7,718	186,537	45,771	1,106,291	53,489	1,292,828
ConAgra Foods Incorporated			9,110	245,410	53,548	1,442,587	62,658	1,687,997
General Mills Incorporated			6,335	295,700	37,384	1,745,064	43,719	2,040,764
Hercules Incorporated†			1,883	21,619	11,062	126,987	12,945	148,606
Hershey Foods Corporation			2,208	182,922	12,977	1,075,153	15,185	1,258,075
HJ Heinz Company			5,971	222,643	35,116	1,309,478	41,087	1,532,121
Kellogg Company			6,959	273,072	41,129	1,613,883	48,088	1,886,955
McCormick & Company Incorporated			2,355	78,936	13,697	459,137	16,052	538,073
Pepsi Bottling Group Incorporated			4,459	132,662	25,899	770,500	30,358	903,162
PepsiCo Incorporated			29,036	1,563,566	170,571	9,185,250	199,607	10,748,816
Sara Lee Corporation			13,408	293,109	78,908	1,724,928	92,316	2,018,037
WM Wrigley Jr Company			3,813	225,438	22,426	1,325,820	26,239	1,551,258

Total Food & Kindred Products				6,932,059		40,756,775		47,688,834

Food Stores--0.34%
Albertson's Incorporated			6,225	137,880	36,595	810,574	42,820	948,454
Kroger Company†			12,643	210,381	74,305	1,236,436	86,948	1,446,817
Starbucks Corporation†			6,682	252,245	39,509	1,491,455	46,191	1,743,700
Winn-Dixie Stores Incorporated†			2,405	18,277	14,139	107,456	16,544	125,733

Total Food Stores				618,783		3,645,921		4,264,704

Forestry--0.14%
Weyerhaeuser Company			3,729	244,274	21,923	1,435,948	25,652	1,680,222

Total Forestry				244,274		1,435,948		1,680,222

Furniture & Fixtures--0.10%
Leggett & Platt Incorporated			3,256	77,197	19,142	453,866	22,398	531,063
Newell Rubbermaid Incorporated			4,657	108,031	27,367	634,921	32,024	742,952

Total Furniture & Fixtures				185,228		1,088,787		1,274,015

General Merchandise Stores--1.00%
Big Lots Incorporated†			1,985	28,776	11,661	169,079	13,646	197,855
Dollar General Corporation			5,717	109,773	33,612	645,343	39,329	755,116
Family Dollar Stores Incorporated			2,926	105,186	17,167	617,159	20,093	722,345
Federated Department Stores Incorporated			3,068	165,820	18,031	974,571	21,099	1,140,391
JC Penney Company Incorporated			4,632	161,093	27,230	947,048	31,862	1,108,141
May Department Stores Company			4,897	169,339	28,782	995,265	33,679	1,164,604
Sears Roebuck & Company			3,819	164,081	22,233	955,140	26,052	1,119,221
Target Corporation			15,465	696,523	90,904	4,094,323	106,369	4,790,846
TJX Companies Incorporated			8,540	209,739	50,194	1,232,759	58,734	1,442,498

Total General Merchandise Stores				1,810,330		10,630,687		12,441,017

Health Services--0.63%
Biogen IDEC Incorporated†			5,559	309,066	32,672	1,816,581	38,231	2,125,647
Caremark RX Incorporated†			7,562	251,452	44,539	1,480,906	52,101	1,732,358
HCA Incorporated			8,408	341,520	49,419	2,007,399	57,827	2,348,919
Health Management Association Incorporated Class A			4,070	94,457	24,228	562,341	28,298	656,798
Manor Care Incorporated			1,512	53,357	8,911	314,477	10,423	367,834
Tenet Healthcare Corporation†			7,887	88,021	46,354	517,316	54,241	605,337

Total Health Services				1,137,873		6,699,020		7,836,893

Holding & Other Investment Offices--0.44%
Apartment Investment & Management Company Class A			1,599	49,711	9,331	290,086	10,930	339,797
Equity Office Properties Trust			6,783	195,970	39,870	1,151,846	46,653	1,347,816
Equity Residential			4,673	139,496	27,780	829,237	32,453	968,733
Plum Creek Timber Company			3,104	100,830	18,268	593,347	21,372	694,177
Prologis			3,053	109,507	18,059	647,777	21,112	757,284
Simon Property Group Incorporated			3,246	189,715	19,080	1,115,020	22,326	1,304,735

Total Holding & Other Investment Offices				785,229		4,627,313		5,412,542

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Home Furniture, Furnishings & Equipment Stores--0.35%
Bed Bath & Beyond Incorporated†			5,025	209,827	29,759	1,242,732	34,784	1,452,559
Best Buy Company Incorporated			5,491	283,981	32,381	1,674,729	37,872	1,958,710
Circuit City Stores Incorporated			3,556	40,177	20,999	237,293	24,555	277,470
RadioShack Corporation			2,785	92,352	16,367	542,736	19,152	635,088

Total Home Furniture, Furnishings & Equipment Stores				626,337		3,697,490		4,323,827

Hotels, Rooming Houses, Camps & Other Lodge Places--0.23%
Hilton Hotels Corporation			6,436	104,587	37,838	614,867	44,274	719,454
Marriott International Incorporated Class A			3,924	166,956	22,944	976,275	26,868	1,143,231
Starwood Hotels & Resorts Worldwide Incorporated			3,431	138,959	20,360	824,599	23,791	963,558

Total Hotels, Rooming Houses, Camps & Other Lodge Places				410,502		2,415,741		2,826,243

Industrial & Commercial Machinery & Computer Equipment--4.90%
3M Company			13,310	1,089,721	78,154	6,398,489	91,464	7,488,210
American Standard Companies Incorporated†			1,235	140,499	7,203	819,341	8,438	959,840
Apple Computer Incorporated†			6,219	168,225	36,875	997,459	43,094	1,165,684
Applied Materials Incorporated†			28,451	608,284	167,701	3,585,447	196,152	4,193,731
Baker Hughes Incorporated			5,681	207,252	33,396	1,218,270	39,077	1,425,522
Black & Decker Corporation			1,319	75,087	7,824	445,517	9,143	520,604
Caterpillar Incorporated			5,891	465,840	34,632	2,738,334	40,523	3,204,174
Cisco Systems Incorporated†			116,619	2,742,880	685,455	16,121,893	802,074	18,864,773
Cummins Incorporated			717	41,931	4,269	249,494	4,986	291,425
Deere & Company			4,109	284,808	24,285	1,683,209	28,394	1,968,017
Dell Incorporated†			43,444	1,460,575	255,364	8,585,330	298,808	10,045,905
Dover Corporation			3,436	133,233	20,263	785,606	23,699	918,839
EMC Corporation†			40,909	556,770	241,204	3,282,783	282,113	3,839,553
Gateway Incorporated†			6,109	32,257	37,347	197,191	43,456	229,448
Ingersoll-Rand Company Class A			2,954	199,832	17,491	1,183,265	20,445	1,383,097
Lexmark International Incorporated†			2,180	200,530	12,813	1,178,808	14,993	1,379,338
Pall Corporation			2,121	48,115	12,539	284,511	14,660	332,626
Parker Hannifin Corporation			2,012	113,684	11,826	668,158	13,838	781,842
Pitney Bowes Incorporated			3,963	168,865	23,297	992,698	27,260	1,161,563
Stanley Works			1,376	58,713	8,084	345,015	9,460	403,728
Symbol Technologies Incorporated			3,913	53,999	23,059	318,214	26,972	372,213

Total Industrial & Commercial Machinery & Computer Equipment				8,851,100		52,079,032		60,930,132

Insurance Agents, Brokers & Service--0.91%
ACE Limited			4,735	201,983	27,833	1,187,374	32,568	1,389,357
AON Corporation			5,320	148,495	31,277	872,952	36,597	1,021,447
Humana Incorporated†			2,733	51,975	16,168	307,506	18,901	359,481
Jefferson-Pilot Corporation			2,394	131,675	14,068	773,886	16,462	905,561
Marsh & McLennan Companies Incorporated			8,997	416,561	52,883	2,448,504	61,880	2,865,065
Medco Health Solutions Incorporated†			4,586	155,919	26,959	916,610	31,545	1,072,529
Metlife Incorporated			12,898	460,211	75,815	2,705,070	88,713	3,165,281
UNUMProvident Corporation			5,024	73,507	29,528	431,989	34,552	505,496

Total Insurance Agents, Brokers & Service				1,640,326		9,643,891		11,284,217

Insurance Carriers--4.96%
Aetna Incorporated			2,589	232,273	15,291	1,371,948	17,880	1,604,221
AFLAC Incorporated			8,702	349,286	51,147	2,053,022	59,849	2,402,308
Allstate Corporation			11,937	542,665	70,171	3,189,958	82,108	3,732,623
AMBAC Financial Group Incorporated			1,813	133,779	10,657	786,267	12,470	920,046
American International Group Incorporated			44,250	3,157,214	260,203	18,565,502	304,453	21,722,716
Anthem Incorporated†			2,346	212,641	13,791	1,250,025	16,137	1,462,666
Chubb Corporation			3,186	221,573	18,728	1,302,330	21,914	1,523,903
Cigna Corporation			2,384	140,702	14,060	829,815	16,444	970,517
Cincinnati Financial Corporation			2,722	118,290	16,000	695,201	18,722	813,491
Hartford Financial Services Group Incorporated			4,920	313,380	29,057	1,850,916	33,977	2,164,296
John Hancock Financial Services Incorporated			4,909	214,484	28,854	1,260,638	33,763	1,475,122
Lincoln National Corporation			3,020	142,918	17,751	839,977	20,771	982,895
Loews Corporation			3,147	185,854	18,495	1,092,333	21,642	1,278,187
MBIA Incorporated			2,446	153,348	14,374	901,273	16,820	1,054,621
MGIC Investment Corporation			1,670	107,270	9,818	630,631	11,488	737,901
Principal Financial Group Incorporated			5,479	195,231	31,993	1,139,911	37,472	1,335,142
Progressive Corporation			3,665	321,059	21,637	1,895,358	25,302	2,216,417
Prudential Financial Incorporated			9,171	410,682	53,907	2,413,934	63,078	2,824,616
Safeco Corporation			2,351	101,510	13,819	596,576	16,170	698,086
St Paul Companies Incorporated			3,872	154,901	22,739	909,796	26,611	1,064,697
Torchmark Corporation			1,921	103,310	11,287	607,129	13,208	710,439
Travelers Property Casualty Corporation Class B			17,048	294,420	100,216	1,730,729	117,264	2,025,149
UnitedHealth Group Incorporated			10,616	684,073	62,414	4,021,974	73,030	4,706,047
Wellpoint Health Networks Incorporated†			2,618	297,753	15,468	1,759,054	18,086	2,056,807
XL Capital Limited Class A			2,329	177,086	13,690	1,041,016	16,019	1,218,102

Total Insurance Carriers				8,965,702		52,735,313		61,701,015

Lumber & Wood Products, Except Furniture-- 0.11%
Georgia-Pacific Corporation			4,312	145,285	25,302	852,439	29,614	997,724
Louisiana-Pacific Corporation			1,798	46,377	10,560	272,455	12,358	318,832

Total Lumber & Wood Products, Except Furniture				191,662		1,124,894		1,316,556

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--0.2.95%
Agilent Technologies Incorporated†			8,067	255,175	47,424	1,500,034	55,491	1,755,209
Allergan Incorporated			2,213	186,248	13,087	1,101,419	15,300	1,287,667
Applera Corporation-Applied Biosystems Group			3,529	69,801	20,579	407,062	24,108	476,863
Bausch & Lomb Incorporated			890	53,369	5,229	313,577	6,119	366,946
Baxter International Incorporated			10,355	319,853	60,868	1,880,220	71,223	2,200,073
Becton Dickinson & Company			4,308	208,865	25,203	1,221,864	29,511	1,430,729
Biomet Incorporated			4,338	166,390	25,514	978,710	29,852	1,145,100
Boston Scientific Corporation†			13,899	589,045	81,698	3,462,377	95,597	4,051,422
C.R. Bard Incorporated			880	85,931	5,172	505,004	6,052	590,935
Danaher Corporation			2,605	243,251	15,349	1,433,120	17,954	1,676,371
Eastman Kodak Company			4,863	127,262	28,581	747,971	33,444	875,233
Guidant Corporation			5,277	334,373	31,067	1,968,726	36,344	2,303,099
Medtronic Incorporated			20,566	982,008	120,898	5,772,903	141,464	6,754,911
Millipore Corporation†			828	42,566	4,868	250,097	5,696	292,663
PerkinElmer Incorporated			2,153	44,552	12,652	261,760	14,805	306,312
Raytheon Company			7,062	221,311	41,512	1,300,989	48,574	1,522,300
Rockwell Automation Incorporated			3,163	109,651	18,652	646,653	21,815	756,304
St Jude Medical Incorporated†			2,927	211,039	17,207	1,240,622	20,134	1,451,661
Stryker Corporation			3,385	299,631	19,895	1,761,348	23,280	2,060,979
Tektronix Incorporated			1,434	46,904	8,452	276,468	9,886	323,372
Teradyne Incorporated†			3,246	77,347	19,083	454,754	22,329	532,101
Thermo Electron Corporation†			2,763	78,145	16,519	467,154	19,282	545,299
Waters Corporation†			2,061	84,157	12,110	494,565	14,171	578,722
Xerox Corporation†			13,437	195,775	79,559	1,159,176	92,996	1,354,951
Zimmer Holdings Incorporated†			4,103	302,708	24,118	1,779,407	28,221	2,082,115

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods				5,335,357		31,385,980		36,721,337

Metal Mining--0.33%
Freeport-McMoRan Copper & Gold Incorporated Class B			3,310	129,399	19,552	764,278	22,862	893,677
Newmont Mining Corporation			7,331	341,856	43,092	2,009,383	50,423	2,351,239
Phelps Dodge Corporation†			1,557	127,144	9,250	755,331	10,807	882,475

Total Metal Mining				598,399		3,528,992		4,127,391

Mining & Quarrying Of Nonmetallic Minerals, Except Fuels--0.05%
Vulcan Materials Company			1,726	81,875	10,143	481,172	11,869	563,047

Total Mining & Quarrying Of Nonmetallic Minerals, Except Fuels				81,875		481,172		563,047

Miscellaneous Manufacturing Industries--2.91%
Eaton Corporation			2,579	144,895	15,160	851,822	17,739	996,717
Hasbro Incorporated			2,961	64,408	17,402	378,493	20,363	442,901
Hewlett-Packard Company			51,736	1,181,649	304,262	6,949,334	355,998	8,130,983
ITT Industries Incorporated			1,565	119,489	9,202	702,409	10,767	821,898
Johnson & Johnson			50,361	2,554,289	295,997	15,012,991	346,358	17,567,280
Mattel Incorporated			7,295	134,514	42,874	790,601	50,169	925,115
Tiffany & Company			2,488	94,953	14,624	558,214	17,112	653,167
Tyco International Limited			33,918	971,757	199,461	5,714,555	233,379	6,686,312

Total Miscellaneous Manufacturing Industries				5,265,954		30,958,419		36,224,373

Miscellaneous Retail--3.31%
Costco Wholesale Corporation†			7,766	291,704	45,686	1,715,978	53,452	2,007,682
CVS Corporation			6,701	236,559	39,534	1,395,568	46,235	1,632,127
Dillards Incorporated Class A			1,412	27,057	8,310	159,215	9,722	186,272
Express Scripts Incorporated†			1,332	99,380	7,735	576,934	9,067	676,314
Office Depot Incorporated†			5,312	99,973	30,973	582,910	36,285	682,883
Staples Incorporated			8,401	213,291	49,801	1,264,457	58,202	1,477,748
Toys R Us Incorporated†			3,624	60,875	21,291	357,689	24,915	418,564
Wal-Mart Stores Incorporated			73,418	4,382,323	431,631	25,764,056	505,049	30,146,379
Walgreen Company			17,395	573,171	102,218	3,368,087	119,613	3,941,258

Total Miscellaneous Retail				5,984,333		35,184,894		41,169,227

Motion Pictures--1.20%
Time Warner Incorporated†			77,126	1,300,345	454,080	7,655,795	531,206	8,956,140
Walt Disney Company			34,703	867,236	204,217	5,103,374	238,920	5,970,610

Total Motion Pictures				2,167,581		12,759,169		14,926,750

Motor Freight Transportation & Warehousing--0.74%
United Parcel Service Incorporated Class B			19,127	1,335,816	112,607	7,864,462	131,734	9,200,278

Total Motor Freight Transportation & Warehousing				1,335,816		7,864,462		9,200,278

Non-Depository Credit Institutions--2.56%
American Express Company			21,824	1,131,588	128,287	6,651,687	150,111	7,783,275
Capital One Financial Corporation			3,918	295,518	23,031	1,737,217	26,949	2,032,735
Countrywide Financial Corporation			3,124	299,571	18,363	1,761,007	21,487	2,060,578
Fannie Mae			16,487	1,225,780	96,909	7,205,184	113,396	8,430,964
Freddie Mac			11,704	691,232	68,664	4,055,323	80,368	4,746,555
MBNA Corporation			21,679	598,996	127,429	3,520,852	149,108	4,119,848
Providian Financial Corporation†			4,926	64,528	28,946	379,186	33,872	443,714
SLM Corporation			7,650	320,138	44,963	1,881,705	52,613	2,201,843

Total Non-Depository Credit Institutions				4,627,351		27,192,161		31,819,512

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Oil & Gas Extraction--1.61%
Anadarko Petroleum Corporation			4,257	220,753	25,099	1,301,615	29,356	1,522,368
Apache Corporation			5,499	237,391	32,322	1,395,321	37,821	1,632,712
BJ Services Company†			2,686	116,228	15,878	687,025	18,564	803,253
Burlington Resources Incorporated			3,371	214,473	19,730	1,255,442	23,101	1,469,915
Devon Energy Corporation			3,946	229,433	23,194	1,348,711	27,140	1,578,144
EOG Resources Incorporated			1,953	89,624	11,478	526,723	13,431	616,347
Halliburton Company			7,433	225,898	43,690	1,327,738	51,123	1,553,636
Kerr-McGee Corporation			1,711	88,140	10,058	517,979	11,769	606,119
Nabors Industries Limited†			2,488	113,807	14,620	668,853	17,108	782,660
Noble Corporation†			2,270	87,220	13,391	514,487	15,661	601,707
Occidental Petroleum Corporation			6,553	301,776	38,712	1,782,674	45,265	2,084,450
Rowan Companies Incorporated†			1,710	36,057	10,385	219,011	12,095	255,068
Schlumberger Limited			9,962	636,055	58,710	3,748,651	68,672	4,384,706
Transocean Incorporated†			5,428	151,396	31,904	889,802	37,332	1,041,198
Unocal Corporation			4,393	163,780	25,826	962,792	30,219	1,126,572

Total Oil & Gas Extraction				2,912,031		17,146,824		20,058,855

Paper & Allied Products--0.66%
Bemis Company Incorporated			1,803	46,883	10,595	275,481	12,398	322,364
Boise Cascade Corporation			1,467	50,819	8,699	301,408	10,166	352,227
International Paper Company			8,152	344,496	47,919	2,025,067	56,071	2,369,563
Kimberly-Clark Corporation			8,533	538,462	50,022	3,156,362	58,555	3,694,824
MeadWestvaco Corporation			3,404	96,288	20,058	567,433	23,462	663,721
Pactiv Corporation†			2,667	59,346	15,682	348,925	18,349	408,271
Temple-Inland Incorporated			921	58,338	5,456	345,553	6,377	403,891

Total Paper & Allied Products				1,194,632		7,020,229		8,214,861

Personal Services--0.16%
Cintas Corporation			2,898	126,029	17,059	741,913	19,957	867,942
H & R Block Incorporated			3,025	154,371	17,780	907,327	20,805	1,061,698

Total Personal Services				280,400		1,649,240		1,929,640

Petroleum Refining & Related Industries-- 4.13%
Amerada Hess Corporation			1,525	99,568	8,963	585,127	10,488	684,695
Ashland Incorporated			1,164	54,129	6,932	322,262	8,096	376,391
ChevronTexaco Corporation			18,137	1,592,067	106,690	9,365,234	124,827	10,957,301
ConocoPhillips			11,583	808,586	68,236	4,763,582	79,819	5,572,168
Exxon Mobil Corporation			111,240	4,626,476	654,014	27,200,461	765,254	31,826,937
Marathon Oil Corporation			5,769	194,249	33,935	1,142,588	39,704	1,336,837
Sunoco Incorporated			1,311	81,776	7,704	480,556	9,015	562,332

Total Petroleum Refining & Related Industries				7,456,851		43,859,810		51,316,661

Primary Metal Industries--0.43%
Alcoa Incorporated			14,720	510,632	86,798	3,011,038	101,518	3,521,670
Allegheny Technologies Incorporated			1,370	16,574	8,043	97,317	9,413	113,891
Engelhard Corporation			2,128	63,608	12,512	373,988	14,640	437,596
Nucor Corporation			1,329	81,687	7,808	480,032	9,137	561,719
United States Steel Corporation			1,884	70,210	11,288	420,712	13,172	490,922
Worthington Industries Incorporated			1,462	28,023	8,619	165,226	10,081	193,249

Total Primary Metal Industries				770,734		4,548,313		5,319,047

Printing, Publishing & Allied Industries-- 1.41%
American Greetings Corporation Class A†			1,128	25,694	6,685	152,224	7,813	177,918
Dow Jones & Company Incorporated			1,384	66,292	8,135	389,734	9,519	456,026
Gannett Company Incorporated			4,599	405,352	27,034	2,382,783	31,633	2,788,135
Knight-Ridder Incorporated			1,356	99,316	7,968	583,685	9,324	683,001
McGraw-Hill Companies Incorporated			3,251	247,509	19,089	1,453,400	22,340	1,700,909
Meredith Corporation			851	43,051	5,003	252,945	5,854	295,996
New York Times Company Class A			2,528	111,721	14,948	660,687	17,476	772,408
RR Donnelley & Sons Company			3,634	109,918	21,367	646,338	25,001	756,256
Tribune Company			5,601	282,519	32,929	1,660,929	38,530	1,943,448
Viacom Incorporated Class B			29,680	1,163,752	174,461	6,840,603	204,141	8,004,355

Total Printing, Publishing & Allied Industries				2,555,124		15,023,328		17,578,452

Railroad Transportation--0.40%
Burlington Northern Santa Fe Corporation			6,299	198,421	37,101	1,168,691	43,400	1,367,112
CSX Corporation			3,632	110,006	21,345	646,536	24,977	756,542
Norfolk Southern Corporation			6,625	146,345	38,996	861,429	45,621	1,007,774
Union Pacific Corporation			4,368	261,284	25,815	1,544,243	30,183	1,805,527

Total Railroad Transportation				716,056		4,220,899		4,936,955

Rubber & Miscellaneous Plastics Products-- 0.28%
Cooper Tire & Rubber Company			1,254	25,261	7,365	148,397	8,619	173,658
Goodyear Tire & Rubber Company†			2,977	25,425	17,486	149,328	20,463	174,753
Nike Incorporated Class B			4,453	346,731	26,242	2,043,490	30,695	2,390,221
Reebok International Limited			999	41,299	5,873	242,852	6,872	284,151
Sealed Air Corporation†			1,442	71,717	8,475	421,459	9,917	493,176

Total Rubber & Miscellaneous Plastics Products				510,433		3,005,526		3,515,959

Security & Commodity Brokers, Dealers, Exchanges & Services--2.28%
Bear Stearns Companies Incorporated			1,759	154,253	10,342	906,826	12,101	1,061,079
Charles Schwab Corporation			23,016	267,217	135,300	1,570,831	158,316	1,838,048
Federated Investors Incorporated Class B			1,843	57,929	10,837	340,616	12,680	398,545
Franklin Resources Incorporated			4,258	237,096	24,875	1,385,036	29,133	1,622,132
Goldman Sachs Group Incorporated			8,183	853,892	48,203	5,029,950	56,386	5,883,842
Lehman Brothers Holdings Incorporated			4,686	388,339	27,652	2,291,512	32,338	2,679,851
Merrill Lynch & Company Incorporated			16,432	978,688	96,772	5,763,738	113,204	6,742,426
Morgan Stanley			18,579	1,064,601	109,404	6,268,953	127,983	7,333,554
T Rowe Price Group Incorporated			2,112	113,713	12,553	675,703	14,665	789,416

Total Security & Commodity Brokers, Dealers, Exchanges & Services				4,115,728		24,233,165		28,348,893

			Strong Index 500 Fund		WF Index Fund *		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Stone, Clay, Glass & Concrete Products-- 0.14%
Corning Incorporated†			22,735	254,183	134,431	1,502,936	157,166	1,757,119

Total Stone, Clay, Glass & Concrete Products				254,183		1,502,936		1,757,119

Tobacco Products--1.15%
Altria Group Incorporated			34,682	1,888,436	204,125	11,114,622	238,807	13,003,058
RJ Reynolds Tobacco Holdings Incorporated			1,436	86,889	8,440	510,643	9,876	597,532
UST Incorporated			2,814	101,570	16,541	597,114	19,355	698,684

Total Tobacco Products				2,076,895		12,222,379		14,299,274

Transportation By Air--0.32%
Delta Air Lines Incorporated†			2,096	16,602	12,313	97,519	14,409	114,121
Fedex Corporation			5,061	380,408	29,759	2,236,680	34,820	2,617,088
Southwest Airlines Company			13,355	189,780	78,730	1,118,752	92,085	1,308,532

Total Transportation By Air				586,790		3,452,951		4,039,741

Transportation Equipment--2.68%
Boeing Company			14,274	586,224	84,021	3,450,763	98,295	4,036,987
Brunswick Corporation			1,552	63,383	9,339	381,324	10,891	444,707
Dana Corporation			2,523	50,097	14,838	294,675	17,361	344,772
Delphi Corporation			9,508	94,703	55,881	556,571	65,389	651,274
Ford Motor Company			31,067	421,572	182,653	2,478,606	213,720	2,900,178
General Dynamics Corporation			3,355	299,694	19,767	1,765,808	23,122	2,065,502
General Motors Corporation			9,515	448,140	56,050	2,639,975	65,565	3,088,115
Genuine Parts Company			2,952	96,595	17,350	567,706	20,302	664,301
Goodrich Corporation			1,996	56,027	11,729	329,238	13,725	385,265
Harley-Davidson Incorporated			5,141	274,215	30,216	1,611,736	35,357	1,885,951
Honeywell International Incorporated			14,612	494,602	85,652	2,899,314	100,264	3,393,916
Johnson Controls Incorporated			3,175	187,797	18,805	1,112,321	21,980	1,300,118
Lockheed Martin Corporation			7,650	349,162	44,968	2,052,329	52,618	2,401,491
Navistar International Corporation†			1,166	53,457	6,872	315,060	8,038	368,517
Northrop Grumman Corporation			3,151	310,124	18,613	1,831,892	21,764	2,142,016
Paccar Incorporated			2,969	166,997	17,456	981,717	20,425	1,148,714
Textron Incorporated			2,308	122,646	13,737	730,134	16,045	852,780
United Technologies Corporation			8,741	754,330	51,429	4,438,306	60,170	5,192,636

Total Transportation Equipment				4,829,765		28,437,475		33,267,240

Transportation Services--0.03%
Sabre Holdings Corporation			2,435	60,412	13,972	346,647	16,407	407,059

Total Transportation Services				60,412		346,647		407,059

Water Transportation--0.27%
Carnival Corporation			10,687	479,971	62,833	2,821,828	73,520	3,301,799

Total Water Transportation				479,971		2,821,828		3,301,799

Wholesale Trade Non-Durable Goods-- 0.84%
AmerisourceBergen Corporation			1,899	103,828	11,194	612,084	13,093	715,912
Brown-Forman Corporation Class B			2,059	98,148	12,103	576,847	14,162	674,995
Cardinal Health Incorporated			7,356	506,856	43,385	2,989,259	50,741	3,496,115
McKesson Corporation			4,944	148,765	29,027	873,437	33,971	1,022,202
Safeway Incorporated†			7,505	154,460	44,113	907,841	51,618	1,062,301
Supervalu Incorporated			2,276	69,501	13,404	409,359	15,680	478,860
Sysco Corporation			10,969	428,337	64,300	2,510,912	75,269	2,939,249

Total Wholesale Trade Non-Durable Goods				1,509,895		8,879,739		10,389,634

Wholesale Trade-Durable Goods--0.05%
Visteon Corporation			2,220	21,245	13,039	124,779	15,259	146,024
WW Grainger Incorporated			1,548	74,303	9,101	436,846	10,649	511,149

Total Wholesale Trade-Durable Goods				95,548		561,625		657,173

Total Common Stock (Cost $921,625,992)				177,422,458		1,043,407,438		1,220,829,896

Rights--0.00%
Seagate Technology Rights†(a)					18,915	0	18,915	0

Total Rights (Cost $0)				0		0		0

Short-Term Investments--1.81%
Mutual Fund--1.67%
Wells Fargo Money Market Trust~					17,372,051	17,372,051	17,372,051	17,372,051
Barclays Money Market Institutional Class			3,464,590	3,464,590			3,464,590	3,464,590

Total Mutual Fund				3,464,590		17,372,051		20,836,641

US Treasury Bills--0.14%
US Treasury Bill#^	0.87	05/13/2004			661,739	661,015	661,739	661,015
US Treasury Bill#^	0.90	05/13/2004			178,611	178,415	178,611	178,415
US Treasury Bill#^	0.95	05/13/2004			582,681	582,041	582,681	582,041
US Treasury Bill#^			269,983	269,400			269,983	269,400

Total US Treasury Bills				269,400		1,421,471		1,690,871

Total Short-Term Investments (Cost $22,527,512)				3,733,990		18,793,522		22,527,512

Total Investments in Securities (Cost $944,153,504)--100.02%				181,156,448		1,062,200,960		1,243,357,408

Other Assets and Liabilities, Net---(0.02)%				(117,702)		(178,499)		(296,201)

Total Net Assets--100.0%				181,038,746		1,062,022,461		1,243,061,207

†  Non-income earning securities.
‡  Security of an affiliate of the fund with a cost of $11,190,235.
^  Zero coupon/ stepped coupon bond.  Interest rate presented is yield to maturity.
~  This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
(a)  Security fair valued in accordance with the procedures approved by the Board of Trustees.
#  All or a portion of this security is segregated as collateral for derivative investments.

*  the Wells Fargo Index  Fund is a Gateway fund which holds interests in a Master Portfolio which in turn has direct investments in a portfolio of securities. The holdings listed here represent the Gateway fund's proportional allocation of the holdings of the Master portfolio.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

	Strong Index 500 Fund	WF Index Fund*	Pro Forma Adjustments		Pro Forma Combined

INVESTMENTS:
In securities, at market value	$181,156,448	$1,062,200,960			$1,243,357,408

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	181,156,448	1,062,200,960	0		1,243,357,408

Receivable for Fund shares issued	44,617	53,044			97,661
Receivable from investment advisor and affiliates	1,681		(1,681	) (1)	0
Prepaid expenses and other assets	10,854				10,854

TOTAL ASSETS	181,213,600	1,062,254,004	(1,681)		1,243,465,923

LIABILITIES
Payable for Fund shares redeemed	49,386	53,945			103,331
Payable to investment advisor and affiliates		145,905	(1,681	)(1)	144,224
Payable to the Trustees and Distributor		1,438			1,438
Accrued expenses and other liabilities	125,468	30,255			155,723
TOTAL LIABILITIES	174,854	231,543	(1,681)		404,716

TOTAL NET ASSETS	$181,038,746	$1,062,022,461	$0		$1,243,061,207

NET ASSETS CONSIST OF:
Paid-in capital	$213,565,780	$776,462,086			$990,027,866
Undistributed net investment income (loss)	550,809	3,569,465			4,120,274
Undistributed net realized gain (loss) on investments	(501,212)	(49,789,625)			(50,290,837)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	(32,576,631)	331,780,535			299,203,904

TOTAL NET ASSETS	$181,038,746	$1,062,022,461	$0		$1,243,061,207

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Institutional Class		$1,062,022,461			$1,062,022,461
Shares outstanding - Institutional class		23,423,237			23,423,237
Net asset value and offering price per share - Institutional Class		$45.34			$45.34
Net assets - Investor Class	$181,038,746				$181,038,746
Shares outstanding - Investor class	13,732,611				13,732,611
Net asset value and offering price per share - Investor	$13.18				$13.18

INVESTMENTS AT COST	$213,733,079	$730,420,425			$944,153,504

(1) To combine receivable / payable from investment advisor and affiliates.
* - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Index 500 Fund	WF Index Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividends	$3,212,954	$15,191,463	$18,404,417			$18,404,417
Interest	75,304	406,122	481,426			481,426
Income from affiliated securities	0	0	0			0
Securities lending income	0	0	0			0
Expenses allocated from affiliated Master Portfolios	(95,024)	(1,375,963)	(1,470,987)	(201,346)		(1,672,333)

TOTAL INVESTMENT INCOME	3,193,234	14,221,622	17,414,856	(201,346)		17,213,510

EXPENSES
Advisory fees	0	0	0	0		0
Administration fees
Fund Level	0	831,651	831,651	(297,026	) (1)	534,625
Institutional Class	0	981,339	981,339	(101,581	) (1)	879,758
Investor Class	468,040	0	468,040	384,674	(1)	852,714
Transfer Agency Fees			0
Investor Class	717,335	0	717,335	(717,335	) (1)	0
Custody fees	16,158	0	16,158	(16,158	) (1)	0
Shareholder servicing fees	0	0	0	0		0
Institutional Class	0	0	0	2,199,395	(1)	2,199,395
Investor Class	0	0	0	473,730	(1)	473,730
Accounting fees	0	69,923	69,923	18,703	(1)	88,626
Distribution fees
Institutional Class	0	0	0	0		0
Investor Class	0	0	0	0		0
Audit fees	8,335	23,688	32,023	(25,123	) (1)	6,900
Legal fees	15,052	8,967	24,019	(17,019	) (1)	7,000
Registration fees	28,917	38,228	67,145	(37,145	) (1)	30,000
Shareholder reports	149,775	59,805	209,580	(88,868	) (1)	120,712
Transfer Agent Banking Charges	0	0	0	0		0
Brokerage Fees	0	0	0	0		0
Trustees' fees	7,092	5,403	12,495	(5,708	) (1)	6,787
Other fees and expenses	42,333	51,390	93,723	(72,648	) (1)	21,075

TOTAL EXPENSES	1,453,037	2,070,394	3,523,431	1,697,891		5,221,322

LESS:
Waived fees and reimbursed expenses	(692,162)	(1,246,963)	(1,939,125)	(1,902,422	) (1)	(3,841,547)
Direct Brokerage	0	0	0			0
Earning Credits	(6)	0	(6)	6	(1)	0
Net expenses	760,869	823,431	1,584,300	(204,525)		1,379,775

NET INVESTMENT INCOME (LOSS)	2,432,365	13,398,191	15,830,556	3,179		15,833,735

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	21,440,597	0	21,440,597	(21,440,597	) (2)	0
Futures transaction	694,281	3,050,408	3,744,689			3,744,689
Options, swap agreements and short sale transactions	0	0	0			0
Securities transactions allocated from Master Portfolios	0	4,752,601	4,752,601	21,440,597	(2)	26,193,198
Futures transactions allocated from Master Portfolios	0	(5,075,276)	(5,075,276)			(5,075,276)

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	22,134,878	2,727,733	24,862,611	0		24,862,611
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:						0
Securities, foreign currencies and foreign currency translation	25,624,363	0	25,624,363	(25,624,363	) (2)	0
Futures transaction	(157,174)	0	(157,174)			(157,174)
Forward foreign currency contracts	0	0	0			0
Options, swap agreements and short sale transactions	0	0	0			0
Securities transactions allocated from Master Portfolios	0	225,417,648	225,417,648	25,624,363	(2)	251,042,011
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	(409,731)	(409,731)			(409,731)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	25,467,189	225,007,917	250,475,106	0		250,475,106
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	47,602,067	227,735,650	275,337,717	0		275,337,717
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,034,432	$241,133,841	$291,168,273	$3,179		$291,171,452

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.
(2) To reclass gains / losses to master portfolio.
* - Accounting Survivor

PRO FORMA SCHEDULE OF INVESTMENTS

March 31, 2004 (Unaudited)
				Strong Money Market Fund			WF Money Market Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Agency Notes - Interest Bearing--4.44%
Federal Home Loan Bank Notes	1.40	02/25/2005	3133X3	10,000,000	10,000,000
Federal Home Loan Bank Notes	1.50	02/28/2005	3133X3	12,000,000	12,000,000
Federal Home Loan Bank Notes	1.43	03/11/2005	3133X4	10,000,000	9,999,739
Federal Home Loan Bank Notes	1.35	04/15/2005	3133X3	5,000,000	5,000,000
Federal Home Loan Bank Notes	1.35	04/29/2005	3133X3	6,000,000	6,000,000
FHLB	3.38	05/14/2004				3133MNPS4	42,815,000	42,915,582
FHLMC Medium-Term Notes	1.40	11/03/2004	3128X1	10,000,000	10,000,000
FHLMC Medium-Term Notes	1.40	11/09/2004	3128X1	20,000,000	20,000,000
FHLMC±	1.03	02/04/2005				3128X1WP8	150,000,000	149,936,795
FNMA Notes	1.50	03/01/2005	3136F4	13,000,000	13,000,000
FNMA Notes	1.40	03/29/2005	3136F4	15,000,000	15,000,000
FNMA Notes	1.03	07/26/2004	3136F3	45,000,000	45,000,000
FNMA Notes	1.18	07/27/2004	3136F3	15,000,000	15,000,000
FNMA Notes	1.25	08/27/2004	3136F3	25,000,000	25,000,000

Total Agency Notes - Interest Bearing (Cost $378,852,116)					185,999,739			192,852,377

Certificates of Deposit--11.40%
Bank of Scotland New York	1.05	05/27/2004				06478EL72	75,000,000	75,000,000
BNP Paribas New York	1.50	11/19/2004				0556M0QL3	65,000,000	65,022,396
CDC Ixis	1.40	11/04/2004				PP9K0LDD7	45,000,000	45,000,000
Credit Suisse First Boston	1.05	05/04/2004				22590EDE6	85,000,000	85,000,000
HBOS Treasury Services plc	1.10	07/30/2004				PP9K0OBF8	125,000,000	125,000,000
Natexis Banque Populaires New York	1.04	04/15/2004				63230FKZ8	125,000,000	124,999,505
Natexis Banque Populaires New York	1.21	05/12/2004				63230FJE7	40,000,000	40,001,799
Royal Bank of Scotland plc	1.05	07/02/2004				PP9K0RDQ5	203,000,000	203,000,000
Swedbank New York	1.41	11/03/2004				87019PPW4	50,000,000	49,997,043
Unicredito Italiano SpA	1.13	04/19/2004				PP9K0KIE2	100,000,000	100,000,248
Unicredito Italiano SpA	1.10	07/15/2004				PP9K0O9F1	60,000,000	60,000,000

Total Certificates of Deposit (Cost $973,020,991)					0			973,020,991

Commercial Paper--53.31%
Alaska HFC	1.09	04/01/2004	01183L	8,000,000	8,000,000
Alaska HFC	1.09	04/07/2004	01183L	4,000,000	3,999,273
Alaska HFC	1.08	06/01/2004	01183L	1,950,000	1,946,432
Alpine Securitization Corporation (a) (b)	1.03	04/05/2004	02086L	13,500,000	13,498,455
Alpine Securitization Corporation (a) (b)	1.03	04/06/2004	02086L	5,000,000	4,999,285
American Honda Finance Corporation (b)	1.02	05/05/2004	02665J	18,000,000	17,982,660
Aquinas Funding LLC††^	1.10	04/05/2004				03839TD53	25,000,000	24,996,944
Aquinas Funding LLC††^	1.15	05/17/2004				03839TEH6	45,000,000	44,933,875
Atlantis One Funding Corporation (a) (b)	1.02	04/15/2004	04915T	14,000,000	13,994,447
Atlantis One Funding Corporation (a) (b)	1.03	04/29/2004	04915T	5,000,000	4,995,994
Atlantis One Funding Corporation††^	1.14	05/03/2004				04915TE32	72,836,000	72,762,193
Atlantis One Funding Corporation††^	1.15	06/09/2004				04915TF98	76,719,000	76,549,898
Atlantis One Funding Corporation††^	1.11	08/11/2004				04915THB1	60,000,000	59,755,800
Bank of America Corporation^	1.05	05/05/2004				0660P0E58	100,000,000	99,900,833
Barton Capital Corporation (a) (b)	1.03	04/05/2004	06945L	6,400,000	6,399,268
Barton Capital Corporation (a) (b)	1.03	04/08/2004	06945L	3,531,000	3,530,293
Barton Capital Corporation (a) (b)	1.03	04/21/2004	06945L	1,200,000	1,199,313
BP Trinidad and Tobago LLC (a) (b)	1.05	04/12/2004	BPTRIN	19,000,000	18,993,904
Bradford & Bingley plc^	1.13	01/07/2005				1042A5AA6	80,000,000	80,000,000
Bradford & Bingley plc††	1.12	08/13/2004				10421THD1	25,000,000	24,895,778
Cafco LLC††^	1.04	06/22/2004				1247P2FN9	43,500,000	43,396,953
California PCFA Environmental Improvement Revenue (b)	1.05	04/14/2004	13054C	19,200,000	19,200,000
Cancara Asset Securitization Limited††^	1.06	04/12/2004				1373X2DC0	28,063,000	28,053,911
CBA Finance, Inc. (b)	1.02	04/30/2004	12478J	1,200,000	1,199,014
Citigroup Global Markets Holdings, Inc.	1.02	04/08/2004	17307J	9,500,000	9,498,116
Citigroup Global Markets Holdings, Inc.	1.02	04/28/2004	17307J	9,000,000	8,993,115
Compass Securitization LLC (a) (b)	1.02	04/14/2004	2044WC	3,000,000	2,998,895
Concord Minutemen Capital Company LLC	1.10	04/04/2005				2063E1CE6	35,000,000	35,000,000
Concord Minutemen Capital Company LLC††	1.10	04/06/2005				2063E1CF3	114,000,000	114,000,000
CRC Funding LLC††^	1.03	05/25/2004				12619TER1	25,000,000	24,961,375
Credit Suisse First Boston (a) (b)	1.04	04/01/2004	2254EA	15,000,000	15,000,000
Credit Suisse First Boston (a) (b)	1.03	04/05/2004	2254EA	4,200,000	4,199,519
Crown Point Capital Company LLC††^	1.06	04/02/2004				22844TD23	100,000,000	99,997,056
Crown Point Capital Company LLC††^	1.07	05/03/2004				22844TE30	34,657,000	34,624,037
Crown Point Capital Company LLC††^	1.07	05/11/2004				22844TEB2	34,022,000	33,981,552
CXC, Inc. (a) (b)	1.02	04/28/2004	12672K	4,968,000	4,964,199
CXC LLC††^	1.04	06/17/2004				12672KFH5	30,000,000	29,933,267
Danske Corporation†^	1.11	08/11/2004				23636JHB1	84,750,000	84,405,067
Delaware Funding Corporation (a) (b)	1.03	04/13/2004	24609C	19,400,000	19,393,339
DNB Nor Bank ASA^	1.04	05/03/2004				23325EE39	70,000,000	69,935,600
Duke University	1.06	04/01/2004	26441T	5,750,000	5,750,000
Duke University	1.06	04/07/2004	26441T	7,071,000	7,069,751
Duke University	1.06	05/14/2004	26441T	5,265,000	5,258,334
Edison Asset Securitization LLC††^	1.05	05/06/2004				28100LE66	40,816,000	40,774,334
Edison Asset Securitization LLC††^	1.04	05/07/2004				28100LE74	60,997,000	60,933,563
Erasmus Capital Corporation (a) (b)	1.03	04/07/2004	2947P2	6,000,000	5,998,970
Erasmus Capital Corporation (a) (b)	1.02	04/13/2004	2947P2	11,400,000	11,396,124
Eureka Securitization, Inc. (a) (b)	1.04	04/06/2004	29865L	600,000	599,913
Eureka Securitization, Inc. (a) (b)	1.03	04/08/2004	29865L	15,000,000	14,996,996
Galaxy Funding Incorporated††^	1.15	06/03/2004				36317RF31	42,500,000	42,414,469
Gemini Securitization Corporation††^	1.03	05/19/2004				3686M0EK0	100,000,000	99,862,667
Goldman Sachs Group LP	1.05	04/13/2004	38142T	18,000,000	17,993,700
Grampian Funding LLC††^	1.05	05/26/2004				38500LES3	220,000,000	219,647,083
Gulf Coast IDA Environmental Facilities Revenue (b)	1.08	04/07/2004	40220N	2,500,000	2,500,000
Gulf Coast IDA Environmental Facilities Revenue (b)	1.08	04/07/2004	40220N	11,500,000	11,500,000
Gulf Coast Waste Disposal Authority PCR (b)	1.07	04/13/2004	40223L	19,600,000	19,600,000
HBOS Treasury Services plc^	1.05	05/05/2004				40410RE55	80,000,000	79,920,667
Irish Life & Permanent plc††^	1.12	04/07/2004				46271JD75	55,000,000	54,989,733
Irish Life & Permanent plc††^	1.18	04/22/2004				46271JDN0	60,000,000	59,958,700
Irish Life & Permanent plc††^	1.06	06/03/2004				46271JF32	20,000,000	19,962,900
Irish Life & Permanent plc††^	1.07	06/11/2004				46271JFB4	50,000,000	49,894,486
Irish Life & Permanent plc††^	1.13	07/13/2004				46271JGD9	35,000,000	34,886,843
K2 (USA) LLC††^	1.10	04/02/2004				4827K0D22	20,723,000	20,722,367
K2 (USA) LLC††^	1.10	04/06/2004				4827K0D63	29,000,000	28,995,569
K2 (USA) LLC††^	1.08	09/22/2004				4827K0JN0	40,000,000	39,791,200
Kittyhawk Funding Corporation (a) (b)	1.02	04/15/2004	49833L	16,000,000	15,993,653
KZH-KMS Corporation (a) (b)	1.04	05/18/2004	4827U2	18,000,000	17,975,560
Legacy Capital LLC††^	1.05	06/04/2004				5246E2F41	122,324,000	122,095,662
Leland Stanford Junior University	1.02	05/06/2004	5255M4	12,500,000	12,487,604

				Strong Money Market Fund			WF Money Market Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Lexington Parker Capital Corporation††^	1.06	04/08/2004				52952LD82	60,000,000	59,987,633
Lexington Parker Capital Company (a) (b)	1.07	05/06/2004	52952L	12,000,000	11,987,517
Lexington Parker Capital Corporation††^	1.12	08/03/2004				52952LH39	16,755,000	16,690,363
Lexington Parker Capital Corporation††^	1.10	09/01/2004				52952LJ11	90,000,000	89,579,250
Liberty Street Funding Company††^	1.04	06/16/2004				53127TFG3	48,500,000	48,393,515
Liquid Funding Limited^	1.04	04/16/2004				5363A2DG3	60,000,000	59,974,000
Liquid Funding Limited	1.07	12/21/2004				5363A5BC7	65,000,000	65,000,000
Long Island College Hospital (b)	1.06	05/03/2004	54266F	10,000,000	9,990,578
Mane Funding Corporation††^	1.05	04/19/2004				56266TDK0	56,107,000	56,077,544
Mane Funding Corporation††^	1.04	05/18/2004				56266TEJ2	80,000,000	79,891,378
Natexis Banques Populaires US Finance Company LLC^	1.17	04/14/2004				6323A0DE5	52,500,000	52,477,819
National Bank of New Zealand International Limited††^	1.05	05/27/2004				62874TET2	67,000,000	66,890,567
National Bank of New Zealand International Limited††^	1.11	08/10/2004				62874THA0	73,000,000	72,705,141
Nationwide Building Society^	1.04	05/17/2004				63859LEH2	100,850,000	100,715,982
Nationwide Building Society	1.04	05/27/2004	63859L	18,000,000	17,970,880
Neptune Funding Corporation††^	1.07	05/10/2004				64072LEA6	92,085,000	91,978,258
Network Rail Commercial Paper Finance plc††^	1.04	06/17/2004				6412M2FH0	33,425,000	33,350,648
Newport Funding Corporation††^	1.03	05/18/2004				65184TEJ2	50,000,000	49,932,764
Nieuw Amsterdam Receivables Corporation (a) (b)	1.04	04/15/2004	65409R	6,991,000	6,988,173
Nieuw Amsterdam Receivables Corporation (a) (b)	1.03	04/28/2004	65409R	7,000,000	6,994,593
Oakland-Alameda County, California Coliseum Authority Lease Revenue (b)	1.11	04/01/2004	67221L	19,600,000	19,600,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue (b)	1.05	04/08/2004	67221K	19,100,000	19,100,000
Old Line Funding Corporation (a) (b)	1.02	04/07/2004	67983T	6,000,000	5,998,980
Parker Hannifin Corporation (a)	1.04	04/06/2004	70109L	17,000,000	16,997,544
Perry Funding Corporation Series CAB††^	1.04	05/07/2004				71464LE74	29,507,000	29,476,313
Perry Global Funding LLC††^	1.12	04/05/2004				71467LD56	145,112,000	145,093,942
Perry Global Funding LLC††^	1.05	06/09/2004				71467LF96	25,000,000	24,949,687
Regency Markets Number 1 LLC††^	1.06	04/20/2004				7588R0DL8	49,300,000	49,272,549
Regency Markets Number 1 LLC††^	1.06	04/20/2004				7588R0DL8_	106,340,000	106,280,509
Regency Markets Number 1 LLC††^	1.04	06/07/2004				7588R0F77	50,000,000	49,903,222
Republic of Italy^	1.11	07/06/2004				46541AG67	27,945,000	27,862,283
Society Of New York Hospital Fund, Inc. (b)	1.11	06/09/2004	83366L	7,000,000	6,985,108
Spintab AB^	1.05	07/22/2004				84855LGN7	108,000,000	107,647,200
Steamboat Funding Corporation (a) (b)	1.06	04/07/2004	85788K	18,000,000	17,996,820
Svenska Handelsbank, Inc. (b)	1.03	04/06/2004	86958T	17,356,000	17,353,517
Swedish National Housing††^	1.04	04/13/2004				85755LDD0	50,000,000	49,982,667
Sydney Capital, Inc. (a) (b)	1.03	04/05/2004	87123L	9,190,000	9,188,942
Sydney Capital, Inc. (a) (b)	1.03	04/08/2004	87123L	3,675,000	3,674,264
Sydney Capital, Inc. (a) (b)	1.04	05/10/2004	87123L	3,640,000	3,635,899
Sydney Capital, Inc. (a) (b)	1.04	05/14/2004	87123L	2,500,000	2,496,894
Tango Finance Corporation††^	1.08	09/23/2004				87582AJP6	35,000,000	34,816,250
Tasman Funding, Inc. (a) (b)	1.03	04/27/2004	87651T	18,000,000	17,986,610
Thames Asset Global Securitization Number 1 Incorporated††^	1.05	06/03/2004				88324LF36	42,242,000	42,164,380
Three Pillars Funding Corporation (a) (b)	1.03	04/05/2004	88562T	5,307,000	5,306,393
Three Pillars Funding Corporation (a) (b)	1.03	04/26/2004	88562T	7,155,000	7,149,882
Thunder Bay Funding, Inc. (a) (b)	1.02	04/28/2004	88602T	10,768,000	10,759,762
Ticonderoga Funding LLC (a) (b)	1.03	04/02/2004	88634E	13,700,000	13,699,608
Ticonderoga Funding LLC (a) (b)	1.03	04/20/2004	88634E	4,400,000	4,397,608
Total Fina Elf Capital (a) (b)	1.06	04/01/2004	89152E	18,000,000	18,000,000
Toyota Credit de Puerto Rico, Inc.	1.04	04/19/2004	8923A0	8,209,000	8,204,731
Toyota Credit de Puerto Rico, Inc.	1.04	04/20/2004	8923A0	3,300,000	3,298,189
Toyota Credit de Puerto Rico, Inc.	1.04	04/26/2004	8923A0	4,000,000	3,997,111
Toyota Credit de Puerto Rico, Inc.	1.03	05/10/2004	8923A0	3,400,000	3,396,206
Tulip Funding Corporation (a) (b)	1.02	04/13/2004	89929T	19,000,000	18,993,540
UBS Finance, Inc. (b)	1.06	04/01/2004	90262C	9,000,000	9,000,000
UBS Finance, Inc. (b)	1.02	04/12/2004	90262C	4,700,000	4,698,535
UBS Finance, Inc. (b)	1.02	04/26/2004	90262C	5,000,000	4,996,458
Waterfront Funding Corporation (a) (b)	1.02	04/08/2004	941500	3,517,000	3,516,302
Waterfront Funding Corporation (a) (b)	1.03	04/14/2004	941500	15,100,000	15,094,385
White Pine Finance LLC††^	1.05	06/02/2004				96432EF26	55,154,000	55,054,263
White Pine Finance LLC††^	1.14	10/15/2004				96432EKF1	23,151,000	23,006,576
Winston-Salem, North Carolina (b)	1.09	04/07/2004	CITYWI	5,000,000	5,000,000
Yale University (b)	1.04	04/07/2004	98459R	14,150,000	14,147,547
Yorktown Capital LLC††^	1.03	04/14/2004				98721LDE2	120,448,000	120,403,200

Total Commercial Paper (Cost $4,549,200,987)					682,708,702			3,866,492,285

Extendable Bonds--3.75%
General Electric Capital Corporation±	1.18	04/08/2005				369622HZ1	175,000,000	175,114,183
ING Security Life Institutional Funding††±	1.12	04/08/2005				45684DBY4	100,000,000	100,000,000
Northern Rock plc††±	1.13	04/08/2005				665675BK9	45,000,000	45,000,000

Total Extendable Bonds (Cost $320,114,183)					0			320,114,183

Medium Term Notes--13.72%
Abbey National Treasury Services plc±	1.09	06/10/2004				EC5778476	43,000,000	43,000,000
Aegon NV±	1.13	07/15/2004				EC6160377	47,500,000	47,493,384
Alabama Incentives Financing Authority Special Obligation	1.10	04/01/2004	01030L	18,955,000	18,955,000
Alaska HFC	1.00	04/01/2004	11832	18,000,000	18,000,000
American Express Centurion Bank±	1.06	05/24/2004				02581FUM9	25,000,000	24,999,743
Aurora, Kane & DuPage Counties, Illinois IDR	1.24	04/01/2004	51776	3,825,000	3,825,000
Bear Stearns Companies Incorporated±	1.09	04/05/2004				073928ZA4	50,000,000	49,999,946
Belford US Capital Company††±	1.09	04/22/2004				07768QCG2	30,000,000	30,000,000
CC (USA) Incorporated††	1.50	11/17/2004				12500GLD4	60,000,000	60,000,000
CC (USA) Incorporated††±	1.04	06/28/2004				12500GJN5	65,000,000	64,995,337
CEI Capital LLC	1.09	04/01/2004	125153	3,640,000	3,640,000
Colorado HFA	1.09	04/07/2004	196479	28,660,000	28,660,000
Colorado HFA Multi-Family Revenue	1.09	04/07/2004	19647E	5,515,000	5,515,000
Convenience Holding Company LLC	1.14	04/01/2004	212458	2,985,000	2,985,000
Cornerstone Funding Corporation I Floating Rate Notes, Series 2001A	1.16	04/01/2004	21923A	9,700,000	9,700,000
Cornerstone Funding Corporation I Floating Rate Notes, Series 2001D	1.16	04/01/2004	21923R	5,225,000	5,225,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	1.14	04/01/2004	247796	5,170,000	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	1.09	04/07/2004	249181	1,700,000	1,700,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	1.15	04/01/2004	25006M	17,150,000	17,150,000
ETC Holdings LLC	1.12	04/01/2004	26921P	5,500,000	5,500,000
Franklin Avenue Associates LP	1.15	04/05/2004	35242M	8,820,000	8,820,000

				Strong Money Market Fund			WF Money Market Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1.20	04/01/2004	371895	1,700,000	1,700,000
Headquarters Partnership, Ltd. Notes	1.10	04/01/2004	42209R	7,590,000	7,590,000
Household Finance Corporation±	1.47	05/28/2004				44181KJ39	65,000,000	65,037,775
John Hancock Global Funding II††±	1.10	12/04/2004				41011WBU3	25,000,000	25,000,000
Liberty Lighthouse US Capital Company††±	1.09	05/06/2004				53070PKK3	75,000,000	75,000,000
Los Angeles, California Community Redevelopment Agency Refunding	1.11	04/07/2004	544389	20,000,000	20,000,000
LP Pinewood SPV LLC	1.09	04/01/2004	50212R	21,300,000	21,300,000
M&I Marshall & Ilsley Bank	5.25	12/15/2004				5525V0AG1	100,000,000	102,622,017
Mississippi Business Finance Corporation IDR - GE Plastics Project	1.07	04/01/2004	605275	5,000,000	5,000,000
Moondance Enterprises LP	1.15	04/01/2004	615570	7,985,000	7,985,000
Natexis Banque Populaires±	1.10	08/27/2004				63230E6M6	97,000,000	97,000,774
National Bank of New Zealand International Limited±	1.12	09/09/2004				EC6705122	60,000,000	60,006,343
Nationwide Building Society††±	1.09	07/23/2004				63859UAC7	70,000,000	70,000,000
New Jersey EDA EDR - MSNBC/CNBC Project	1.07	04/01/2004	645771	4,700,000	4,700,000
Oklahoma Christian University, Inc.	1.14	04/01/2004	678515	7,500,000	7,500,000
Opelika, Alabama IDA IDR - Industrial Park Project	1.16	04/01/2004	683505	6,605,000	6,605,000
Premium Asset Trust Series 2002-6††±	1.35	06/01/2004				740587BK5	30,000,000	30,007,651
R.M. Greene, Inc.	1.10	04/01/2004	74962G	3,840,000	3,840,000
Radiation Oncology Partners LLP	1.10	04/01/2004	750291	4,815,000	4,815,000
Sea Island Company & Sea Island Coastal Properties LLC	1.14	04/01/2004	81140U	10,000,000	10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1.20	04/01/2004	869317	1,360,000	1,360,000
Thayer Properties LLC	1.10	04/01/2004	883312	13,095,000	13,095,000
Tifton Mall, Inc.	1.10	04/01/2004	886704	7,120,000	7,120,000
Todd Shopping Center LLC	1.09	04/07/2004	889041	10,100,000	10,100,000
Virginia Health Services, Inc.	1.09	04/07/2004	927816	5,957,000	5,957,000
White Pine Finance LLC††±	1.06	12/01/2004				96432XCE1	25,000,000	24,994,950
WLB, LLC	1.10	04/01/2004	929281	12,000,000	12,000,000
Woodland Park Apartments LLC	1.10	04/01/2004	979654	15,365,000	15,365,000

Total Medium Term Notes (Cost $1,171,034,920)					300,877,000			870,157,920

Municipal Bonds & Notes--0.01%
Variable Rate Demand Note--0.01%
Kalamazoo Funding Company LLC±	1.08	12/15/2026				483203AC9	140,000	140,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026				483203AD7	165,000	165,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026				483203AE5	185,000	185,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026				483203AF2	140,000	140,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026				483203AJ4	280,000	280,000
Kalamazoo Funding Company LLC±	1.21	12/15/2026				483203AG0	80,000	80,000

Total Variable Rate Demand Notes					0			990,000

Total Municipal Bonds & Notes (Cost $990,000)					0			990,000

Promissory Note--1.00%
Goldman Sachs Group Incorporated††	1.17	01/26/2005				PP2I0XEG5	85,000,000	85,000,000

Total Promissory Note (Cost $85,000,000)					0			85,000,000

Repurchase Agreements--10.11%
ABN Amro Inc. (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase proceeds $86,047,475); Collateralized by: United States Government & Agency Issues	1.05	04/01/2004	86,045,000	86,045,000
Bank of America NA - 102% Collateralized by US Government Securities	1.10	04/01/2004				RP9K08F59	386,683,000	386,683,000
Goldman Sachs Group Incorporated - 102% Collateralized by US Government Securities	1.11	04/01/2004				RP9K08F18	180,000,000	180,000,000
JP Morgan Securities Incorporated - 102% Collateralized by US Government Securities	1.11	04/01/2004				RP9K08F26	130,000,000	130,000,000
Merrill Lynch & Company Incorporated - 102% Collateralized by US Government Securities	1.09	04/01/2004				RP9K08FL4	80,000,000	80,000,000

Total Repurchase Agreements (Cost $862,728,000)					86,045,000			776,683,000

Time Deposits--2.34%
Barclays Bank plc London	1.10	04/01/2004				PP9K0RNR2	200,000,000	200,000,000

Total Time Deposits (Cost $200,000,000)					0			200,000,000

Total Investments in Securities (Cost $8,540,941,197)--100.08%					1,255,630,441			7,285,310,756

Other Assets and Liabilities, Net---(0.08)%					(7,209,205)			661,057

Total Net Assets--100.00%					1,248,421,236			7,285,971,813

			Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value

Agency Notes - Interest Bearing--4.44%
Federal Home Loan Bank Notes	1.40	02/25/2005	10,000,000	10,000,000
Federal Home Loan Bank Notes	1.50	02/28/2005	12,000,000	12,000,000
Federal Home Loan Bank Notes	1.43	03/11/2005	10,000,000	9,999,739
Federal Home Loan Bank Notes	1.35	04/15/2005	5,000,000	5,000,000
Federal Home Loan Bank Notes	1.35	04/29/2005	6,000,000	6,000,000
FHLB	3.38	05/14/2004	42,815,000	42,915,582
FHLMC Medium-Term Notes	1.40	11/03/2004	10,000,000	10,000,000
FHLMC Medium-Term Notes	1.40	11/09/2004	20,000,000	20,000,000
FHLMC±	1.03	02/04/2005	150,000,000	149,936,795
FNMA Notes	1.50	03/01/2005	13,000,000	13,000,000
FNMA Notes	1.40	03/29/2005	15,000,000	15,000,000
FNMA Notes	1.03	07/26/2004	45,000,000	45,000,000
FNMA Notes	1.18	07/27/2004	15,000,000	15,000,000
FNMA Notes	1.25	08/27/2004	25,000,000	25,000,000

Total Agency Notes - Interest Bearing (Cost $378,852,116)				378,852,116

Certificates of Deposit--11.40%
Bank of Scotland New York	1.05	05/27/2004	75,000,000	75,000,000
BNP Paribas New York	1.50	11/19/2004	65,000,000	65,022,396
CDC Ixis	1.40	11/04/2004	45,000,000	45,000,000
Credit Suisse First Boston	1.05	05/04/2004	85,000,000	85,000,000
HBOS Treasury Services plc	1.10	07/30/2004	125,000,000	125,000,000
Natexis Banque Populaires New York	1.04	04/15/2004	125,000,000	124,999,505
Natexis Banque Populaires New York	1.21	05/12/2004	40,000,000	40,001,799
Royal Bank of Scotland plc	1.05	07/02/2004	203,000,000	203,000,000
Swedbank New York	1.41	11/03/2004	50,000,000	49,997,043
Unicredito Italiano SpA	1.13	04/19/2004	100,000,000	100,000,248
Unicredito Italiano SpA	1.10	07/15/2004	60,000,000	60,000,000

Total Certificates of Deposit (Cost $973,020,991)				973,020,991

Commercial Paper--53.31%
Alaska HFC	1.09	04/01/2004	8,000,000	8,000,000
Alaska HFC	1.09	04/07/2004	4,000,000	3,999,273
Alaska HFC	1.08	06/01/2004	1,950,000	1,946,432
Alpine Securitization Corporation (a) (b)	1.03	04/05/2004	13,500,000	13,498,455
Alpine Securitization Corporation (a) (b)	1.03	04/06/2004	5,000,000	4,999,285
American Honda Finance Corporation (b)	1.02	05/05/2004	18,000,000	17,982,660
Aquinas Funding LLC††^	1.10	04/05/2004	25,000,000	24,996,944
Aquinas Funding LLC††^	1.15	05/17/2004	45,000,000	44,933,875
Atlantis One Funding Corporation (a) (b)	1.02	04/15/2004	14,000,000	13,994,447
Atlantis One Funding Corporation (a) (b)	1.03	04/29/2004	5,000,000	4,995,994
Atlantis One Funding Corporation††^	1.14	05/03/2004	72,836,000	72,762,193
Atlantis One Funding Corporation††^	1.15	06/09/2004	76,719,000	76,549,898
Atlantis One Funding Corporation††^	1.11	08/11/2004	60,000,000	59,755,800
Bank of America Corporation^	1.05	05/05/2004	100,000,000	99,900,833
Barton Capital Corporation (a) (b)	1.03	04/05/2004	6,400,000	6,399,268
Barton Capital Corporation (a) (b)	1.03	04/08/2004	3,531,000	3,530,293
Barton Capital Corporation (a) (b)	1.03	04/21/2004	1,200,000	1,199,313
BP Trinidad and Tobago LLC (a) (b)	1.05	04/12/2004	19,000,000	18,993,904
Bradford & Bingley plc^	1.13	01/07/2005	80,000,000	80,000,000
Bradford & Bingley plc††	1.12	08/13/2004	25,000,000	24,895,778
Cafco LLC††^	1.04	06/22/2004	43,500,000	43,396,953
California PCFA Environmental Improvement Revenue (b)	1.05	04/14/2004	19,200,000	19,200,000
Cancara Asset Securitization Limited††^	1.06	04/12/2004	28,063,000	28,053,911
CBA Finance, Inc. (b)	1.02	04/30/2004	1,200,000	1,199,014
Citigroup Global Markets Holdings, Inc.	1.02	04/08/2004	9,500,000	9,498,116
Citigroup Global Markets Holdings, Inc.	1.02	04/28/2004	9,000,000	8,993,115
Compass Securitization LLC (a) (b)	1.02	04/14/2004	3,000,000	2,998,895
Concord Minutemen Capital Company LLC	1.10	04/04/2005	35,000,000	35,000,000
Concord Minutemen Capital Company LLC††	1.10	04/06/2005	114,000,000	114,000,000
CRC Funding LLC††^	1.03	05/25/2004	25,000,000	24,961,375
Credit Suisse First Boston (a) (b)	1.04	04/01/2004	15,000,000	15,000,000
Credit Suisse First Boston (a) (b)	1.03	04/05/2004	4,200,000	4,199,519
Crown Point Capital Company LLC††^	1.06	04/02/2004	100,000,000	99,997,056
Crown Point Capital Company LLC††^	1.07	05/03/2004	34,657,000	34,624,037
Crown Point Capital Company LLC††^	1.07	05/11/2004	34,022,000	33,981,552
CXC, Inc. (a) (b)	1.02	04/28/2004	4,968,000	4,964,199
CXC LLC††^	1.04	06/17/2004	30,000,000	29,933,267
Danske Corporation†^	1.11	08/11/2004	84,750,000	84,405,067
Delaware Funding Corporation (a) (b)	1.03	04/13/2004	19,400,000	19,393,339
DNB Nor Bank ASA^	1.04	05/03/2004	70,000,000	69,935,600
Duke University	1.06	04/01/2004	5,750,000	5,750,000
Duke University	1.06	04/07/2004	7,071,000	7,069,751
Duke University	1.06	05/14/2004	5,265,000	5,258,334
Edison Asset Securitization LLC††^	1.05	05/06/2004	40,816,000	40,774,334
Edison Asset Securitization LLC††^	1.04	05/07/2004	60,997,000	60,933,563
Erasmus Capital Corporation (a) (b)	1.03	04/07/2004	6,000,000	5,998,970
Erasmus Capital Corporation (a) (b)	1.02	04/13/2004	11,400,000	11,396,124
Eureka Securitization, Inc. (a) (b)	1.04	04/06/2004	600,000	599,913
Eureka Securitization, Inc. (a) (b)	1.03	04/08/2004	15,000,000	14,996,996
Galaxy Funding Incorporated††^	1.15	06/03/2004	42,500,000	42,414,469
Gemini Securitization Corporation††^	1.03	05/19/2004	100,000,000	99,862,667
Goldman Sachs Group LP	1.05	04/13/2004	18,000,000	17,993,700
Grampian Funding LLC††^	1.05	05/26/2004	220,000,000	219,647,083
Gulf Coast IDA Environmental Facilities Revenue (b)	1.08	04/07/2004	2,500,000	2,500,000
Gulf Coast IDA Environmental Facilities Revenue (b)	1.08	04/07/2004	11,500,000	11,500,000
Gulf Coast Waste Disposal Authority PCR (b)	1.07	04/13/2004	19,600,000	19,600,000
HBOS Treasury Services plc^	1.05	05/05/2004	80,000,000	79,920,667
Irish Life & Permanent plc††^	1.12	04/07/2004	55,000,000	54,989,733
Irish Life & Permanent plc††^	1.18	04/22/2004	60,000,000	59,958,700
Irish Life & Permanent plc††^	1.06	06/03/2004	20,000,000	19,962,900
Irish Life & Permanent plc††^	1.07	06/11/2004	50,000,000	49,894,486
Irish Life & Permanent plc††^	1.13	07/13/2004	35,000,000	34,886,843
K2 (USA) LLC††^	1.10	04/02/2004	20,723,000	20,722,367
K2 (USA) LLC††^	1.10	04/06/2004	29,000,000	28,995,569
K2 (USA) LLC††^	1.08	09/22/2004	40,000,000	39,791,200
Kittyhawk Funding Corporation (a) (b)	1.02	04/15/2004	16,000,000	15,993,653
KZH-KMS Corporation (a) (b)	1.04	05/18/2004	18,000,000	17,975,560
Legacy Capital LLC††^	1.05	06/04/2004	122,324,000	122,095,662
Leland Stanford Junior University	1.02	05/06/2004	12,500,000	12,487,604

			Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value

Lexington Parker Capital Corporation††^	1.06	04/08/2004	60,000,000	59,987,633
Lexington Parker Capital Company (a) (b)	1.07	05/06/2004	12,000,000	11,987,517
Lexington Parker Capital Corporation††^	1.12	08/03/2004	16,755,000	16,690,363
Lexington Parker Capital Corporation††^	1.10	09/01/2004	90,000,000	89,579,250
Liberty Street Funding Company††^	1.04	06/16/2004	48,500,000	48,393,515
Liquid Funding Limited^	1.04	04/16/2004	60,000,000	59,974,000
Liquid Funding Limited	1.07	12/21/2004	65,000,000	65,000,000
Long Island College Hospital (b)	1.06	05/03/2004	10,000,000	9,990,578
Mane Funding Corporation††^	1.05	04/19/2004	56,107,000	56,077,544
Mane Funding Corporation††^	1.04	05/18/2004	80,000,000	79,891,378
Natexis Banques Populaires US Finance Company LLC^	1.17	04/14/2004	52,500,000	52,477,819
National Bank of New Zealand International Limited††^	1.05	05/27/2004	67,000,000	66,890,567
National Bank of New Zealand International Limited††^	1.11	08/10/2004	73,000,000	72,705,141
Nationwide Building Society^	1.04	05/17/2004	100,850,000	100,715,982
Nationwide Building Society	1.04	05/27/2004	18,000,000	17,970,880
Neptune Funding Corporation††^	1.07	05/10/2004	92,085,000	91,978,258
Network Rail Commercial Paper Finance plc††^	1.04	06/17/2004	33,425,000	33,350,648
Newport Funding Corporation††^	1.03	05/18/2004	50,000,000	49,932,764
Nieuw Amsterdam Receivables Corporation (a) (b)	1.04	04/15/2004	6,991,000	6,988,173
Nieuw Amsterdam Receivables Corporation (a) (b)	1.03	04/28/2004	7,000,000	6,994,593
Oakland-Alameda County, California Coliseum Authority Lease Revenue (b)	1.11	04/01/2004	19,600,000	19,600,000
Oakland-Alameda County, California Coliseum Authority Lease Revenue (b)	1.05	04/08/2004	19,100,000	19,100,000
Old Line Funding Corporation (a) (b)	1.02	04/07/2004	6,000,000	5,998,980
Parker Hannifin Corporation (a)	1.04	04/06/2004	17,000,000	16,997,544
Perry Funding Corporation Series CAB††^	1.04	05/07/2004	29,507,000	29,476,313
Perry Global Funding LLC††^	1.12	04/05/2004	145,112,000	145,093,942
Perry Global Funding LLC††^	1.05	06/09/2004	25,000,000	24,949,687
Regency Markets Number 1 LLC††^	1.06	04/20/2004	49,300,000	49,272,549
Regency Markets Number 1 LLC††^	1.06	04/20/2004	106,340,000	106,280,509
Regency Markets Number 1 LLC††^	1.04	06/07/2004	50,000,000	49,903,222
Republic of Italy^	1.11	07/06/2004	27,945,000	27,862,283
Society Of New York Hospital Fund, Inc. (b)	1.11	06/09/2004	7,000,000	6,985,108
Spintab AB^	1.05	07/22/2004	108,000,000	107,647,200
Steamboat Funding Corporation (a) (b)	1.06	04/07/2004	18,000,000	17,996,820
Svenska Handelsbank, Inc. (b)	1.03	04/06/2004	17,356,000	17,353,517
Swedish National Housing††^	1.04	04/13/2004	50,000,000	49,982,667
Sydney Capital, Inc. (a) (b)	1.03	04/05/2004	9,190,000	9,188,942
Sydney Capital, Inc. (a) (b)	1.03	04/08/2004	3,675,000	3,674,264
Sydney Capital, Inc. (a) (b)	1.04	05/10/2004	3,640,000	3,635,899
Sydney Capital, Inc. (a) (b)	1.04	05/14/2004	2,500,000	2,496,894
Tango Finance Corporation††^	1.08	09/23/2004	35,000,000	34,816,250
Tasman Funding, Inc. (a) (b)	1.03	04/27/2004	18,000,000	17,986,610
Thames Asset Global Securitization Number 1 Incorporated††^	1.05	06/03/2004	42,242,000	42,164,380
Three Pillars Funding Corporation (a) (b)	1.03	04/05/2004	5,307,000	5,306,393
Three Pillars Funding Corporation (a) (b)	1.03	04/26/2004	7,155,000	7,149,882
Thunder Bay Funding, Inc. (a) (b)	1.02	04/28/2004	10,768,000	10,759,762
Ticonderoga Funding LLC (a) (b)	1.03	04/02/2004	13,700,000	13,699,608
Ticonderoga Funding LLC (a) (b)	1.03	04/20/2004	4,400,000	4,397,608
Total Fina Elf Capital (a) (b)	1.06	04/01/2004	18,000,000	18,000,000
Toyota Credit de Puerto Rico, Inc.	1.04	04/19/2004	8,209,000	8,204,731
Toyota Credit de Puerto Rico, Inc.	1.04	04/20/2004	3,300,000	3,298,189
Toyota Credit de Puerto Rico, Inc.	1.04	04/26/2004	4,000,000	3,997,111
Toyota Credit de Puerto Rico, Inc.	1.03	05/10/2004	3,400,000	3,396,206
Tulip Funding Corporation (a) (b)	1.02	04/13/2004	19,000,000	18,993,540
UBS Finance, Inc. (b)	1.06	04/01/2004	9,000,000	9,000,000
UBS Finance, Inc. (b)	1.02	04/12/2004	4,700,000	4,698,535
UBS Finance, Inc. (b)	1.02	04/26/2004	5,000,000	4,996,458
Waterfront Funding Corporation (a) (b)	1.02	04/08/2004	3,517,000	3,516,302
Waterfront Funding Corporation (a) (b)	1.03	04/14/2004	15,100,000	15,094,385
White Pine Finance LLC††^	1.05	06/02/2004	55,154,000	55,054,263
White Pine Finance LLC††^	1.14	10/15/2004	23,151,000	23,006,576
Winston-Salem, North Carolina (b)	1.09	04/07/2004	5,000,000	5,000,000
Yale University (b)	1.04	04/07/2004	14,150,000	14,147,547
Yorktown Capital LLC††^	1.03	04/14/2004	120,448,000	120,403,200

Total Commercial Paper (Cost $4,549,200,987)				4,549,200,987

Extendable Bonds--3.75%
General Electric Capital Corporation±	1.18	04/08/2005	175,000,000	175,114,183
ING Security Life Institutional Funding††±	1.12	04/08/2005	100,000,000	100,000,000
Northern Rock plc††±	1.13	04/08/2005	45,000,000	45,000,000

Total Extendable Bonds (Cost $320,114,183)				320,114,183

Medium Term Notes--13.72%
Abbey National Treasury Services plc±	1.09	06/10/2004	43,000,000	43,000,000
Aegon NV±	1.13	07/15/2004	47,500,000	47,493,384
Alabama Incentives Financing Authority Special Obligation	1.10	04/01/2004	18,955,000	18,955,000
Alaska HFC	1.00	04/01/2004	18,000,000	18,000,000
American Express Centurion Bank±	1.06	05/24/2004	25,000,000	24,999,743
Aurora, Kane & DuPage Counties, Illinois IDR	1.24	04/01/2004	3,825,000	3,825,000
Bear Stearns Companies Incorporated±	1.09	04/05/2004	50,000,000	49,999,946
Belford US Capital Company††±	1.09	04/22/2004	30,000,000	30,000,000
CC (USA) Incorporated††	1.50	11/17/2004	60,000,000	60,000,000
CC (USA) Incorporated††±	1.04	06/28/2004	65,000,000	64,995,337
CEI Capital LLC	1.09	04/01/2004	3,640,000	3,640,000
Colorado HFA	1.09	04/07/2004	28,660,000	28,660,000
Colorado HFA Multi-Family Revenue	1.09	04/07/2004	5,515,000	5,515,000
Convenience Holding Company LLC	1.14	04/01/2004	2,985,000	2,985,000
Cornerstone Funding Corporation I Floating Rate Notes, Series 2001A	1.16	04/01/2004	9,700,000	9,700,000
Cornerstone Funding Corporation I Floating Rate Notes, Series 2001D	1.16	04/01/2004	5,225,000	5,225,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	1.14	04/01/2004	5,170,000	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	1.09	04/07/2004	1,700,000	1,700,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	1.15	04/01/2004	17,150,000	17,150,000
ETC Holdings LLC	1.12	04/01/2004	5,500,000	5,500,000
Franklin Avenue Associates LP	1.15	04/05/2004	8,820,000	8,820,000

			Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value

Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1.20	04/01/2004	1,700,000	1,700,000
Headquarters Partnership, Ltd. Notes	1.10	04/01/2004	7,590,000	7,590,000
Household Finance Corporation±	1.47	05/28/2004	65,000,000	65,037,775
John Hancock Global Funding II††±	1.10	12/04/2004	25,000,000	25,000,000
Liberty Lighthouse US Capital Company††±	1.09	05/06/2004	75,000,000	75,000,000
Los Angeles, California Community Redevelopment Agency Refunding	1.11	04/07/2004	20,000,000	20,000,000
LP Pinewood SPV LLC	1.09	04/01/2004	21,300,000	21,300,000
M&I Marshall & Ilsley Bank	5.25	12/15/2004	100,000,000	102,622,017
Mississippi Business Finance Corporation IDR - GE Plastics Project	1.07	04/01/2004	5,000,000	5,000,000
Moondance Enterprises LP	1.15	04/01/2004	7,985,000	7,985,000
Natexis Banque Populaires±	1.10	08/27/2004	97,000,000	97,000,774
National Bank of New Zealand International Limited±	1.12	09/09/2004	60,000,000	60,006,343
Nationwide Building Society††±	1.09	07/23/2004	70,000,000	70,000,000
New Jersey EDA EDR - MSNBC/CNBC Project	1.07	04/01/2004	4,700,000	4,700,000
Oklahoma Christian University, Inc.	1.14	04/01/2004	7,500,000	7,500,000
Opelika, Alabama IDA IDR - Industrial Park Project	1.16	04/01/2004	6,605,000	6,605,000
Premium Asset Trust Series 2002-6††±	1.35	06/01/2004	30,000,000	30,007,651
R.M. Greene, Inc.	1.10	04/01/2004	3,840,000	3,840,000
Radiation Oncology Partners LLP	1.10	04/01/2004	4,815,000	4,815,000
Sea Island Company & Sea Island Coastal Properties LLC	1.14	04/01/2004	10,000,000	10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1.20	04/01/2004	1,360,000	1,360,000
Thayer Properties LLC	1.10	04/01/2004	13,095,000	13,095,000
Tifton Mall, Inc.	1.10	04/01/2004	7,120,000	7,120,000
Todd Shopping Center LLC	1.09	04/07/2004	10,100,000	10,100,000
Virginia Health Services, Inc.	1.09	04/07/2004	5,957,000	5,957,000
White Pine Finance LLC††±	1.06	12/01/2004	25,000,000	24,994,950
WLB, LLC	1.10	04/01/2004	12,000,000	12,000,000
Woodland Park Apartments LLC	1.10	04/01/2004	15,365,000	15,365,000

Total Medium Term Notes (Cost $1,171,034,920)				1,171,034,920

Municipal Bonds & Notes--0.01%
Variable Rate Demand Note--0.01%
Kalamazoo Funding Company LLC±	1.08	12/15/2026	140,000	140,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026	165,000	165,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026	185,000	185,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026	140,000	140,000
Kalamazoo Funding Company LLC±	1.08	12/15/2026	280,000	280,000
Kalamazoo Funding Company LLC±	1.21	12/15/2026	80,000	80,000

Total Variable Rate Demand Notes				990,000

Total Municipal Bonds & Notes (Cost $990,000)				990,000

Promissory Note--1.00%
Goldman Sachs Group Incorporated††	1.17	01/26/2005	85,000,000	85,000,000

Total Promissory Note (Cost $85,000,000)				85,000,000

Repurchase Agreements--10.11%
ABN Amro Inc. (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase proceeds $86,047,475); Collateralized by: United States Government & Agency Issues	1.05	04/01/2004	86,045,000	86,045,000
Bank of America NA - 102% Collateralized by US Government Securities	1.10	04/01/2004	386,683,000	386,683,000
Goldman Sachs Group Incorporated - 102% Collateralized by US Government Securities	1.11	04/01/2004	180,000,000	180,000,000
JP Morgan Securities Incorporated - 102% Collateralized by US Government Securities	1.11	04/01/2004	130,000,000	130,000,000
Merrill Lynch & Company Incorporated - 102% Collateralized by US Government Securities	1.09	04/01/2004	80,000,000	80,000,000

Total Repurchase Agreements (Cost $862,728,000)				862,728,000

Time Deposits--2.34%
Barclays Bank plc London	1.10	04/01/2004	200,000,000	200,000,000

Total Time Deposits (Cost $200,000,000)				200,000,000

Total Investments in Securities (Cost $8,540,941,197)--100.08%				8,540,941,197

Other Assets and Liabilities, Net---(0.08)%				(6,548,148)

Total Net Assets--100.00%				8,534,393,049

^Zero coupon/ stepped coupon bond.Interest rate presented is yield to maturity.

±Variable rate securities.

††Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered persuant to section 4 (2) of the Securities Act of 1933, as amended.

(a) Restricted security.

(b) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

(c) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

	Strong Money Market Fund	WF Money Market Fund*	Pro Forma Adjustments	Pro Forma Combined

INVESTMENTS:
In securities, at market value	$1,169,585,441	$6,508,627,756		$7,678,213,197
Repurchase Agreements	86,045,000	776,683,000		862,728,000

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	1,255,630,441	7,285,310,756	0	8,540,941,197

Cash	3,862	50,465		54,327
Receivable for Fund shares issued	11,745	89,928		101,673
Receivables for dividends and interest	1,045,873	6,878,031		7,923,904
Prepaid expenses and other assets	67,611			67,611

TOTAL ASSETS	1,256,759,532	7,292,329,180	0	8,549,088,712

LIABILITIES
Payable for investments purchased	6,000,000			6,000,000
Payable for Fund shares redeemed	911,176			911,176
Dividends Payable	483,862	88,090		571,952
Payable to investment advisor and affiliates		3,617,381		3,617,381
Payable to the Trustees and Distributor		2,591,159		2,591,159
Accrued expenses and other liabilities	943,258	60,737		1,003,995
TOTAL LIABILITIES	8,338,296	6,357,367	0	14,695,663

TOTAL NET ASSETS	$1,248,421,236	$7,285,971,813	$0	$8,534,393,049

NET ASSETS CONSIST OF:
Paid-in capital	$1,248,421,236	$7,285,984,409		$8,534,405,645
Undistributed net investment income (loss)		2		2
Undistributed net realized gain (loss) on investments		(12,598)		(12,598)

TOTAL NET ASSETS	$1,248,421,236	$7,285,971,813	$0	$8,534,393,049

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A		$5,694,911,307		$5,694,911,307
Shares outstanding - Class A		5,694,338,901		5,694,338,901
Net asset value and offering price per share - Class A		$1.00		$1.00
Net assets - Class B		$1,591,060,506		$1,591,060,506
Shares outstanding - Class B		1,590,967,636		1,590,967,636
Net asset value and offering price per share - Class B		$1.00		$1.00
Net assets - Investor Class	$1,248,421,236			$1,248,421,236
Shares outstanding - Investor class	1,248,421,249			1,248,421,249
Net asset value and offering price per share - Investor Class	$1.00			$1.00

INVESTMENTS AT COST	$1,255,630,441	$7,285,310,756		$8,540,941,197

* Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Money Market Fund	WF Money Market Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Interest	$18,559,272	$93,314,497	$111,873,769			$111,873,769

TOTAL INVESTMENT INCOME	18,559,272	93,314,497	111,873,769	0		111,873,769

EXPENSES
Advisory fees	2,382,260	31,726,674	34,108,934	(8,823,920	)(1)	25,285,014
Administration fees						0
Fund Level	0	3,965,834	3,965,834	339,768	(1)	4,305,602
Class A	0	12,730,896	12,730,896	902,171	(1)	13,633,067
Class B	0	3,564,970	3,564,970	252,179	(1)	3,817,149
Investor Class	5,830,741	0	5,830,741	339,406	(1)	6,170,147
Transfer Agency Fees
Class A	0	0	0	0	(1)	0
Class B	0	0	0	0	(1)	0
Investor Class	5,816,279	0	5,816,279	(5,816,279	)(1)	0
Custody fees	114,877	1,586,334	1,701,211	201,590	(1)	1,902,801
Shareholder servicing fees	0	19,829,171	19,829,171	(19,829,171	)(1)	0
Class A	0	0	0	15,492,122	(1)	15,492,122
Class B	0	0	0	4,337,669	(1)	4,337,669
Investor Class	0	0	0	3,955,223	(1)	3,955,223
Accounting fees	0	472,158	472,158	105,654	(1)	577,812
Distribution fees
Class A	0	0	0	0	(1)	0
Class B	0	13,013,853	13,013,853	(846	)(1)	13,013,007
Investor Class	0	0	0	0	(1)	0
Audit fees	63,337	23,062	86,399	(63,399	)(1)	23,000
Legal fees	115,904	17,938	133,842	(8,842	)(1)	125,000
Registration fees	64,268	25,000	89,268	(24,268	)(1)	65,000
Shareholder reports	1,195,856	5,000	1,200,856	(695,402	)(1)	505,454
Transfer Agent Banking Charges	111,719	0	111,719	(111,719	)(1)	0
Brokerage Fees	106,800	0	106,800	(106,800	)(1)	0
Trustees’ fees	52,581	6,390	58,971	(52,184	)(1)	6,787
Other fees and expenses	202,196	265,811	468,007	(296,755	)(1)	171,252

TOTAL EXPENSES	16,056,818	87,233,091	103,289,909	(9,903,802)		93,386,107

LESS:
Waived fees and reimbursed expenses	(5,721,834)	(21,675,448)	(27,397,282)	17,590,326	(1)	(9,806,956)
Direct Brokerage	0	0	0			0
Earning Credits	(2,066)	0	(2,066)	2,066	(1)	0
Net expenses	10,332,918	65,557,643	75,890,561	7,688,590		83,579,151

NET INVESTMENT INCOME (LOSS)	8,226,354	27,756,854	35,983,208	(7,688,590)		28,294,618

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	0	(12,598)	(12,598)			(12,598)

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	0	(12,598)	(12,598)	0		(12,598)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	0	(12,598)	(12,598)	0		(12,598)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,226,354	$27,744,256	$35,970,610	$(7,688,590)		28,282,020

(1) To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicative services.

* - Accounting Survivor

Proforma Schedule of Investments

April 30, 2004 (Unaudited)

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Municipal Bonds 71.9%
Alabama 0.8%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)			$2,825,000	$2,881,500	$2,825,000	$2,881,500
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)	$1,300,000	$1,285,375			1,300,000	1,285,375
Mobile, Alabama GO, 6.20%, Due 2/15/07 (i)			1,000,000	1,095,000	1,000,000	1,095,000

				3,976,500		5,261,875
Alaska 1.1%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.50%, Due 6/01/08	255,000	246,394			255,000	246,394
5.40%, Due 6/01/08	735,000	741,431	2,500,000	2,521,875	3,235,000	3,263,306
5.60%, Due 6/01/09	700,000	706,125	600,000	605,250	1,300,000	1,311,375
5.60%, Due 6/01/10	300,000	297,375	1,425,000	1,412,531	1,725,000	1,709,906
6.20%, Due 6/01/22	970,000	933,625			970,000	933,625

		2,924,950		4,539,656		7,464,606
Arizona 1.4%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.375%, Due 11/15/09	100,000	96,375			100,000	96,375
Arizona Tourism and Sports Authority Tax Revenue - Baseball Training Facilities Project:
4.00%, Due 7/01/07			990,000	1,009,800	990,000	1,009,800
4.00%, Due 7/01/08			605,000	613,319	605,000	613,319
Pinal County, Arizona IDA Correctional Facilities Contract Revenue - Florence West Prison Project, 3.875%, Due 10/01/09 (e)			2,980,000	3,002,350	2,980,000	3,002,350
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	550,029	576,155	3,383,101	3,543,799	3,933,130	4,119,954

		672,530		8,169,268		8,841,798

California 5.6%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	505,625			500,000	505,625
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05			2,670,000	2,803,500	2,670,000	2,803,500
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,500,000	1,507,500			1,500,000	1,507,500
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07			250,000	271,562	250,000	271,562
California GO:
6.30%, Due 10/01/07			1,340,000	1,495,775	1,340,000	1,495,775
6.50%, Due 2/01/07			1,000,000	1,100,000	1,000,000	1,100,000
6.50%, Due 11/01/07			300,000	337,125	300,000	337,125
7.20%, Due 5/01/07			1,155,000	1,300,819	1,155,000	1,300,819
California Health Facilities Financing Authority Revenue - Paradise Valley Estates Project, 4.75%, Due 1/01/08 (e)			1,285,000	1,339,613	1,285,000	1,339,613
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects, 5.00%, Due 8/01/09 (e):
Series A			710,000	760,587	710,000	760,587
Series C			220,000	235,675	220,000	235,675
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
3.375%, Due 6/01/09			1,300,000	1,259,375	1,300,000	1,259,375
3.75%, Due 6/01/10			1,050,000	1,011,938	1,050,000	1,011,938
5.50%, Due 6/01/18			1,500,000	1,545,000	1,500,000	1,545,000
5.50%, Due 6/01/19	750,000	770,625	2,250,000	2,311,875	3,000,000	3,082,500
5.625%, Due 6/01/20	2,000,000	2,057,500	7,000,000	7,201,250	9,000,000	9,258,750
Pasadena, California Revenue:
4.50%, Due 12/19/06			3,795,599	3,881,000	3,795,599	3,881,000
5.27%, Due 12/19/06			340,466	342,539	340,466	342,539
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06			680,000	687,650	680,000	687,650
5.50%, Due 3/01/08	1,000,000	1,015,000	650,000	659,750	1,650,000	1,674,750
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.60%, Due 6/01/10			1,510,000	1,426,950	1,510,000	1,426,950
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	540,000	523,800			540,000	523,800

		6,380,050		29,971,983		36,352,033

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Colorado 2.0%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project, 6.00%, Due 12/01/09	750,000	750,315			750,000	750,315
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	390,000	389,957			390,000	389,957
Colorado Educational and Cultural Facilities Authority Revenue Refunding and Improvement:
Denver Academy Project, 5.00%, Due 5/01/08	1,000,000	991,250	1,125,000	1,115,156	2,125,000	2,106,406
Denver Arts School Project, 7.00%, Due 5/01/11	460,000	455,400			460,000	455,400
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project:
5.50%, Due 9/01/05			630,000	655,987	630,000	655,987
5.50%, Due 9/01/06			205,000	217,556	205,000	217,556
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.70%, Due 9/15/05	85,000	85,956			85,000	85,956
4.80%, Due 9/15/06	455,000	462,962			455,000	462,962
4.90%, Due 9/15/07	20,000	20,325			20,000	20,325
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)			3,190,000	3,301,650	3,190,000	3,301,650
Elk Valley, Colorado Public Improvement Revenue, 7.10%, Due 9/01/14	1,000,000	1,018,750			1,000,000	1,018,750
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07			830,000	844,525	830,000	844,525
4.00%, Due 5/15/09			835,000	850,656	835,000	850,656
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)			580,000	611,900	580,000	611,900
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)			1,150,000	1,250,625	1,150,000	1,250,625

		4,174,915		8,848,055		13,022,970

Connecticut 0.9%
Connecticut Health and EFA Revenue - New Opportunities for Waterbury, Inc. Project, 6.75%, Due 7/01/13	1,205,000	1,210,892			1,205,000	1,210,892
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,050,000	1,400,000	1,470,000	2,400,000	2,520,000
6.40%, Due 9/01/11	500,000	531,875			500,000	531,875
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06			1,630,000	1,672,788	1,630,000	1,672,788

		2,792,767		3,142,788		5,935,555

District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Revenue, 5.375%, Due 5/15/10			500,000	494,375	500,000	494,375

Florida 4.2%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)			358,000	371,958	358,000	371,958
Brevard County, Florida Utility Revenue, 5.25%, Due 3/01/08 (e)			690,000	753,825	690,000	753,825
Brooks of Bonita Springs Community Development District Capital Improvement Revenue, 6.20%, Due 5/01/19			2,600,000	2,665,000	2,600,000	2,665,000
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project:
5.00%, Due 12/01/06			2,710,000	2,882,762	2,710,000	2,882,762
5.00%, Due 12/01/07			1,255,000	1,355,400	1,255,000	1,355,400
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	608,750			500,000	608,750
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)			1,515,000	1,581,281	1,515,000	1,581,281
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)			2,300,000	2,469,625	2,300,000	2,469,625
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	500,000	494,375	1,300,000	1,285,375	1,800,000	1,779,750
Hillsborough County, Florida HFA MFHR - Oaks at Riverview Project, 2.125%, Due 1/01/07			2,500,000	2,462,500	2,500,000	2,462,500
Hillborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,415,000	1,436,225			1,415,000	1,436,225
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07			1,355,000	1,436,300	1,355,000	1,436,300
5.00%, Due 10/01/08			1,250,000	1,325,000	1,250,000	1,325,000
Largo, Florida Sun Coast Health System Revenue - Sun Coast Hospital Issue, 6.20%, Due 3/01/13	530,000	494,225			530,000	494,225
Lee County, Florida Solid Waste System Revenue Refunding, 3.50%, Due 10/01/06 (e)	100,000	102,500			100,000	102,500
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)			540,000	575,775	540,000	575,775
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project
5.75%, Due 11/15/06			1,500,000	1,498,125	1,500,000	1,498,125
6.00%, Due 11/15/07	1,400,000	1,398,250			1,400,000	1,398,250
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	1,000,000	1,051,250	305,000	320,631	1,305,000	1,371,881
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)			745,000	745,931	745,000	745,931

		5,585,575		21,729,488		27,315,063

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Georgia 1.7%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	455,000	410,638			455,000	410,638
Atlanta, Georgia Water and Waste Water Revenue, 5.50%, Due 11/01/11 (e)	1,000,000	1,126,250			1,000,000	1,126,250
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding, 4.85%, Due 12/01/09	2,050,000	2,137,125			2,050,000	2,137,125
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,205,583	1,202,569	3,254,445	3,246,309	4,460,028	4,448,878
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc. Project, 8.00%, Due 7/01/06	420,000	436,800			420,000	436,800
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)			1,042,294	1,039,688	1,042,294	1,039,688
Newton County, Georgia Hospital Authority Revenue - Newton Health System Project, 5.75%, Due 2/01/11 (e)	780,000	864,825			780,000	864,825
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)			614,566	613,030	614,566	613,030

		6,178,207		4,899,027		11,077,234

Illinois 3.1%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	590,000	600,118	640,000	650,976	1,230,000	1,251,094
Chicago, Illinois GO Refunding, 5.25%, Due 1/01/08 (e)	500,000	534,375	1,500,000	1,603,125	2,000,000	2,137,500
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)			2,000,000	2,040,820	2,000,000	2,040,820
Godley, Illinois Park District GO, 3.65%, Due 12/01/05			340,000	345,950	340,000	345,950
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)			2,500,000	2,615,625	2,500,000	2,615,625
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07			165,000	162,731	165,000	162,731
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	98,875			100,000	98,875
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	324,338			310,000	324,338
Illinois DFA Revenue - Community Rehab Providers Project, 5.375%, Due 7/01/09	620,000	623,875			620,000	623,875
Illinois Health Facilities Authority Revenue:
Condell Medical Center Project, 6.00%, Due 5/15/10	500,000	535,000	1,530,000	1,637,100	2,030,000	2,172,100
Decatur Memorial Hospital Project, 4.20%, Due 10/01/05			670,000	690,938	670,000	690,938
Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)			625,000	678,906	625,000	678,906
St. Benedict Project, 5.75%, Due 11/15/15	1,000,000	997,500			1,000,000	997,500
Illinois Health Facilities Authority Revenue Refunding:
Advocate Health Care Project, 5.30%, Due 8/15/07			630,000	678,037	630,000	678,037
Lutheran General Health Systems Project, 7.00%, Due 4/01/08 (e)			1,000,000	1,101,250	1,000,000	1,101,250
Illinois Health Facilities Authority Revenue Refunding - Lifelink Corporation Obligated Group Project, 5.95%, Due 2/15/21 (f)	1,800,000	1,064,250			1,800,000	1,064,250
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)			1,073,527	1,096,340	1,073,527	1,096,340
Sangamon County, Springfield, Illinois School District Number 186 GO, Zero %, Due 10/01/08 (e)	2,000,000	1,715,000			2,000,000	1,715,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	500,000	535,625			500,000	535,625

		7,028,956		13,301,798		20,330,754

Indiana 0.1%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.00%, Due 1/01/10 (f) (h)	2,800,000	868,000			2,800,000	868,000

Iowa 0.2%
Harlan, Iowa Revenue - American Baptist Homes of the Midwest - Baptist Memorial Home Project, 5.875%, Due 5/15/23	920,000	679,650			920,000	679,650
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11			535,000	520,956	535,000	520,956

						1,200,606
Kansas 0.5%
Lenexa, Kansas Industrial Revenue - W.W. Grainger, Inc. Project, 4.00%, Due 12/15/08			500,000	508,750	500,000	508,750
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,250,000	1,264,063			1,250,000	1,264,063
Reno, Sedgwick and Finney Counties, Kansas SFMR, Zero %, Due 4/01/16 (e) (i)			2,575,000	1,493,500	2,575,000	1,493,500

		1,264,063		2,002,250		3,266,313

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Kentucky 0.1%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc. Project, 6.00%, Due 7/01/05	430,000	419,787			430,000	419,787

Louisiana 1.8%
Calcasieu Parish, Louisiana IDB PCR Refunding - Gulf States Utilities Company Project, 6.75%, Due 10/01/12			1,500,000	1,505,430	1,500,000	1,505,430
De Soto Parish, Louisiana Environmental Improvement Revenue - International Paper Company Project, 7.70%, Due 11/01/18			1,750,000	1,830,553	1,750,000	1,830,553
Epps, Louisiana COP, 7.25%, Due 6/01/09	1,000,000	1,003,750	2,350,000	2,358,812	3,350,000	3,362,562
Louisiana Public Facilities Authority Revenue - Progressive Healthcare Project, 6.25%, Due 10/01/11 (f)	1,190,000	1,114,138			1,190,000	1,114,138
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (i)	1,590,000	1,337,587	1,000,000	841,250	2,590,000	2,178,837
Plaquemines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - TECO Energy Project, 5.00%, Due 9/01/07
Series A	100,000	99,875			100,000	99,875
Series D	900,000	898,875			900,000	898,875
West Feliciana Parish, Louisiana PCR - Gulf States Utilities Company III Project, 7.70%, Due 12/01/14	1,000,000	1,015,080			1,000,000	1,015,080

		5,469,305		6,536,045		12,005,350

Maine 0.1%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	502,215			500,000	502,215

Maryland 0.1%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Ogden Martin Corporation Project, 5.90%, Due 7/01/05	765,000	796,556			765,000	796,556

Massachusetts 2.5%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 6.25%, Due 6/01/08	500,000	498,750			500,000	498,750
Massachusetts Health and EFA Revenue:
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/06	1,250,000	1,309,375	1,500,000	1,571,250	2,750,000	2,880,625
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/07	1,000,000	1,060,000	2,510,000	2,660,600	3,510,000	3,720,600
Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08			750,000	813,750	750,000	813,750
Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)			775,000	818,594	775,000	818,594
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05			3,750,000	3,813,225	3,750,000	3,813,225
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts- American Hingham Project, 6.25%, Due 12/01/10			2,980,000	3,151,350	2,980,000	3,151,350
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	500,000			500,000	500,000

		3,368,125		12,828,769		16,196,894
Michigan 1.2%
Eaton County, Michigan GO, 2.75%, Due 12/01/06			6,500,000	6,532,370	6,500,000	6,532,370
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project:
4.80%, Due 7/01/05	615,000	619,612			615,000	619,612
6.00%, Due 7/01/05			510,000	520,838	510,000	520,838
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)			215,000	219,352	215,000	219,352

		619,612		7,272,560		7,892,172

Minnesota 1.1%
Burnsville, Minnesota CDR Refunding - Holiday Inn Project, 5.875%, Due 4/01/08	1,430,000	1,435,963			1,430,000	1,435,963
Minnesota COP, 3.50%, Due 6/30/07			2,173,155	2,189,454	2,173,155	2,189,454
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14			500,000	525,625	500,000	525,625
Minnesota Higher EFA Revenue - Hamline University Project, 5.65%, Due 10/01/07			125,000	133,906	125,000	133,906
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06			2,000,000	2,070,000	2,000,000	2,070,000
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29			620,000	621,550	620,000	621,550

		1,435,963		5,540,535		6,976,498

Mississippi 1.4%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)			1,000,000	1,071,250	1,000,000	1,071,250
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)			8,000,000	8,190,000	8,000,000	8,190,000

				9,261,250		9,261,250

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Missouri 2.9%
Boone County, Missouri Hospital Revenue Refunding, 5.00%, Due 8/01/09			3,605,000	3,776,237	3,605,000	3,776,237
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	895,000	909,544	3,195,000	3,246,919	4,090,000	4,156,463
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project:
5.10%, Due 6/01/05	125,000	124,481			125,000	124,481
5.20%, Due 6/01/06	135,000	133,819			135,000	133,819
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	1,500,000	1,485,000	5,500,000	5,445,000	7,000,000	6,930,000
I-470 & 350 Transportation Development District Transportation Revenue:
5.00%, Due 5/01/05	100,000	100,766			100,000	100,766
5.20%, Due 5/01/06	375,000	380,156			375,000	380,156
Missouri Environmental Improvement and Energy Resources Authority PCR Refunding - Wyeth Corporation Project, 5.80%, Due 9/01/09	800,000	885,000			800,000	885,000
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	1,135,000	1,152,025			1,135,000	1,152,025
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06			1,125,000	1,143,788	1,125,000	1,143,788

		5,170,791		13,611,944		18,782,735

Montana 0.5%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06			1,260,000	1,261,575	1,260,000	1,261,575
3.38%, Due 3/01/07			1,300,000	1,296,750	1,300,000	1,296,750
3.80%, Due 3/01/08			995,000	991,269	995,000	991,269

				3,549,594		3,549,594

Nevada 0.3%
Clark County, Nevada Improvement District Refunding, 4.10%, Due 2/01/08	630,000	628,425			630,000	628,425
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,507,500			1,500,000	1,507,500

		2,135,925				2,135,925
New Hampshire 0.4%
New Hampshire Health and Educational Facilities Authority Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	730,000	747,338			730,000	747,338
New Hampshire Health and Education Facilities Authority Revenue - Southern New Hampshire Medical Center Project:
3.00%, Due 10/01/06			490,000	496,125	490,000	496,125
4.00%, Due 10/01/07			1,420,000	1,475,025	1,420,000	1,475,025

		747,338		1,971,150		2,718,488

New Jersey 1.0%
New Jersey EDA First Mortgage Revenue Refunding - Winchester Gardens Project, 2.60%, Due 11/01/05	400,000	397,500			400,000	397,500
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 4.50%, Due 7/01/06			1,500,000	1,554,375	1,500,000	1,554,375
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11			720,000	766,800	720,000	766,800
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)			1,500,000	1,563,750	1,500,000	1,563,750
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	920,277	1,050,000	1,073,656	1,950,000	1,993,933

		1,317,777		4,958,581		6,276,358

New Mexico 0.9%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10 (e)	890,000	901,125			890,000	901,125
Chaves County, New Mexico Gross Receipts Tax Revenue, 5.00%, Due 7/01/21 (e)			2,125,000	2,164,844	2,125,000	2,164,844
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13	2,200,000	2,235,948			2,200,000	2,235,948
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	350,000	357,343			350,000	357,343
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10			360,000	378,151	360,000	378,151

		3,494,416		2,542,995		6,037,411

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

New York 9.8%
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	815,000	886,312			815,000	886,312
Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	125,000	125,938			125,000	125,938
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	545,000	550,450			545,000	550,450
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	1,650,000	1,373,625	4,600,000	3,829,500	6,250,000	5,203,125
New York Homeowner Mortgage Agency Revenue, 2.65%, Due 10/01/08			1,200,000	1,167,000	1,200,000	1,167,000
New York Housing Finance Agency Revenue Refunding - Health Facilities Project, 6.00%, Due 11/01/07			5,000,000	5,393,750	5,000,000	5,393,750
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17			785,000	794,813	785,000	794,813
New York, New York GO:
5.00%, Due 8/01/06			2,780,000	2,943,325	2,780,000	2,943,325
5.00%, Due 8/01/07			1,000,000	1,068,750	1,000,000	1,068,750
6.125%, Due 8/01/06			220,000	238,425	220,000	238,425
8.25%, Due 6/01/06			700,000	784,000	700,000	784,000
8.25%, Due 6/01/07			1,650,000	1,911,937	1,650,000	1,911,937
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project:
3.05%, Due 7/01/09 (e)	1,000,000	947,500			1,000,000	947,500
5.60%, Due 7/01/05	550,000	554,125	1,055,000	1,062,913	1,605,000	1,617,038
6.50%, Due 7/01/06			1,740,000	1,757,400	1,740,000	1,757,400
New York, New York City Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	424,669			435,000	424,669
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08	1,000,000	978,750			1,000,000	978,750
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)			5,000,000	5,362,500	5,000,000	5,362,500
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	290,000	292,900			290,000	292,900
6.875%, Due 7/01/10	165,000	168,712			165,000	168,712
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07			7,500,000	7,978,125	7,500,000	7,978,125
5.00%, Due 6/01/09	1,000,000	1,002,160	4,500,000	4,509,720	5,500,000	5,511,880
5.00%, Due 6/01/10	2,000,000	2,054,260	4,500,000	4,622,085	6,500,000	6,676,345
5.00%, Due 6/01/11	1,000,000	1,037,500	5,390,000	5,592,125	6,390,000	6,629,625
5.25%, Due 6/01/13 (e)	1,000,000	1,077,500	2,420,000	2,607,550	3,420,000	3,685,050
United Nations Development Corporation Revenue Refunding, 4.00%, Due 7/01/07	1,035,000	1,082,869			1,035,000	1,082,869

		12,557,270		51,623,918		64,181,188

North Carolina 0.6%
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.00%, Due 1/01/09			2,000,000	2,165,000	2,000,000	2,165,000
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding, 6.00%, Due 1/01/06 (e)			790,000	834,437	790,000	834,437
North Carolina Medical Care Commission Health Care Facilities First Mortgage Revenue Refunding - Deerfield Episcopal Project, 2.20%, Due 11/01/06	500,000	492,500			500,000	492,500
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07			115,000	127,650	115,000	127,650

		492,500		3,127,087		3,619,587

Ohio 1.5%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,007,500			1,000,000	1,007,500
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05			2,070,000	2,119,163	2,070,000	2,119,163
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	880,000	938,300			880,000	938,300
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	274,500			300,000	274,500
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (f) (h)	104,374	1			104,374	1
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06			1,330,000	1,381,537	1,330,000	1,381,537
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/08	700,000	752,500			700,000	752,500
Lucas County, Ohio Hospital Revenue Refunding - ProMedica Healthcare Obligation, 5.75%, Due 11/15/09 (e)	1,000,000	1,098,750	1,500,000	1,648,125	2,500,000	2,746,875
Montgomery County, Ohio Hospital Facilities Revenue - Kettering Medical Center Project, 6.00%, Due 4/01/08			500,000	549,375	500,000	549,375

		4,071,551		5,698,200		9,769,751

Oklahoma 0.8%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project:
7.10%, Due 8/01/23			890,000	891,113	890,000	891,113
7.50%, Due 8/01/18	1,500,000	1,558,125	1,260,000	1,308,825	2,760,000	2,866,950
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	1,000,000	1,037,500	550,000	570,625	1,550,000	1,608,125

		2,595,625		2,770,563		5,366,188

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Pennsylvania 5.0%
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06			660,000	675,675	660,000	675,675
Horsham, Pennsylvania IDA CDA Health Care Facilities Revenue - GF/Pennsylvania Properties, Inc. Project, 8.375%, Due 9/01/24 (f)	40,000	38,800			40,000	38,800
Lancaster County, Pennsylvania GO (b) (e):
4.50%, Due 11/01/06			1,210,000	1,273,525	1,210,000	1,273,525
4.50%, Due 11/01/07			1,265,000	1,345,644	1,265,000	1,345,644
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 11/15/05	500,000	503,125			500,000	503,125
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)			3,295,000	3,472,106	3,295,000	3,472,106
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10			4,750,000	5,029,062	4,750,000	5,029,062
6.00%, Due 1/01/06			1,750,000	1,855,000	1,750,000	1,855,000
Pennsylvania Higher EFA Revenue:
Independent Colleges and Universities - St. Francis College Project, 5.00%, Due 11/01/11	500,000	502,500	2,080,000	2,090,400	2,580,000	2,592,900
State System of Higher Education, 4.00%, Due 6/15/10 (e)	625,000	648,438	1,000,000	1,037,500	1,625,000	1,685,938
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10			1,935,000	2,026,913	1,935,000	2,026,913
Pittsburgh, Pennsylvania GO Refunding (e):
5.00%, Due 3/01/08			1,950,000	2,030,437	1,950,000	2,030,437
6.00%, Due 3/01/07			1,220,000	1,335,900	1,220,000	1,335,900
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12	1,225,000	1,280,125	4,455,000	4,655,475	5,680,000	5,935,600
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue - Moses Taylor Hospital Project:
5.65%, Due 7/01/05			1,000,000	740,000	1,000,000	740,000
5.75%, Due 7/01/06	1,100,000	803,000	295,000	215,350	1,395,000	1,018,350
5.80%, Due 7/01/07			380,000	273,600	380,000	273,600
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	1,035,000	969,019			1,035,000	969,019

		4,745,007		28,056,587		32,801,594

Puerto Rico 0.5%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)			490,000	536,550	490,000	536,550
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
4.50%, Due 12/01/05			340,000	350,625	340,000	350,625
4.50%, Due 12/01/06			355,000	370,531	355,000	370,531
5.00%, Due 2/01/07			300,000	316,125	300,000	316,125
5.00%, Due 2/01/08			925,000	975,875	925,000	975,875
5.00%, Due 12/01/08			390,000	412,913	390,000	412,913

				2,962,619		2,962,619

South Carolina 2.4%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero %, Due 1/01/27	1,500,000	157,500	7,500,000	787,500	9,000,000	945,000
Zero %, Due 1/01/28			2,835,000	279,956	2,835,000	279,956
Zero %, Due 1/01/35	6,000,000	390,000	11,000,000	715,000	17,000,000	1,105,000
Connector 2000 Association, Inc. Senior Current Interest Toll Road Revenue - Greenville, South Carolina Southern Connector Project, 5.375%, Due 1/01/38	700,000	454,125			700,000	454,125
Greenville County, South Carolina Revenue - Donaldson Industrial Air Park Project, 5.50%, Due 4/01/11	400,000	394,500			400,000	394,500
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06			235,000	240,581	235,000	240,581
4.75%, Due 8/01/07 Series A	685,000	702,125			685,000	702,125
4.75%, Due 8/01/07 Series C	1,000,000	1,025,000	1,925,000	1,973,125	2,925,000	2,998,125
5.00%, Due 8/01/08			760,000	782,800	760,000	782,800
South Carolina Ports Authority Ports Revenue (i):
7.60%, Due 7/01/05			1,475,000	1,580,094	1,475,000	1,580,094
7.70%, Due 7/01/06			1,205,000	1,351,106	1,205,000	1,351,106
7.80%, Due 7/01/09 (c)	1,000,000	1,151,250	1,255,000	1,444,819	2,255,000	2,596,069
South Carolina Transportation Infrastructure Bank Revenue, 5.00%, Due 10/01/11 (e)			1,000,000	1,091,250	1,000,000	1,091,250
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,047,500			1,000,000	1,047,500

		5,322,000		10,246,231		15,568,231

South Dakota 0.4%
Lincoln County, South Dakota Revenue - American Baptist Homes of the Midwest- Trail Ridge Project, 5.875%, Due 11/15/21	445,000	332,637			445,000	332,637
South Dakota EDFA EDR:
Angus Project, 4.25%, Due 4/01/08			225,000	232,594	225,000	232,594
Angus Project, 4.50%, Due 4/01/09			260,000	270,075	260,000	270,075
Davis Family Project, 4.375%, Due 4/01/11			775,000	767,250	775,000	767,250
McEleeg Project, 4.375%, Due 4/01/11 (b)			730,000	728,175	730,000	728,175
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05			345,000	360,956	345,000	360,956

		332,637		2,359,050		2,691,687

Tennessee 0.6%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e)			335,000	343,542	335,000	343,542
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06			1,645,000	1,721,081	1,645,000	1,721,081
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05			1,585,000	1,539,431	1,585,000	1,539,431

				3,604,054		3,604,054

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Texas 3.3%
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)			630,000	641,813	630,000	641,813
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05			1,500,000	1,518,000	1,500,000	1,518,000
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,187,051	1,086,152			1,187,051	1,086,152
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (f) (h)			5,855,000	1,463,750	5,855,000	1,463,750
Harris County, Texas Health Facilities Development Corporation Revenue - Christus Health Project, 5.25%, Due 7/01/07 (e)			1,000,000	1,076,250	1,000,000	1,076,250
Lewisville, Texas Combination Contract Special Assessment Revenue - Castle Hills Number 3 Project, 4.125%, Due 5/01/31 (Mandatory Put at $100 on 11/01/06) (e)			2,550,000	2,661,562	2,550,000	2,661,562
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,000,000	996,250			1,000,000	996,250
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)			5,165,000	5,216,650	5,165,000	5,216,650
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11			2,735,000	2,717,906	2,735,000	2,717,906
San Angelo, Texas Independent School District GO Refunding (e):
Zero %, Due 2/15/06			100,000	96,375	100,000	96,375
Zero %, Due 2/15/07			1,000,000	922,500	1,000,000	922,500
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (b):
4.00%, Due 2/15/07			465,000	476,044	465,000	476,044
4.25%, Due 2/15/08			435,000	444,788	435,000	444,788
4.50%, Due 2/15/09			305,000	311,862	305,000	311,862
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	892,500			875,000	892,500
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	410,000	421,788	690,000	709,838	1,100,000	1,131,626

		3,396,690		18,257,338		21,654,028

Utah 0.5%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,185,000	1,300,000	1,283,750	2,500,000	2,468,750
Utah Housing Corporation SFMR, 3.15%, Due 7/01/08			650,000	650,000	650,000	650,000

		1,185,000		1,933,750		3,118,750

Vermont 0.1%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility-Copley Manor Project, 5.40%, Due 4/01/06 (f) (h)	455,000	227,500			455,000	227,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	695,000	723,669			695,000	723,669

		951,169				951,169
Virgin Islands 1.3%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)			3,185,000	3,407,950	3,185,000	3,407,950
6.00%, Due 10/01/05			1,695,000	1,760,681	1,695,000	1,760,681
6.00%, Due 10/01/06	500,000	528,750	1,000,000	1,057,500	1,500,000	1,586,250
6.00%, Due 10/01/07	500,000	533,750	1,250,000	1,334,375	1,750,000	1,868,125

		1,062,500		7,560,506		8,623,006

Virginia 0.7%
Fairfax County, Virginia Redevelopment and Housing Authority MFHR Refunding - Burke Shire Commons Project, 7.60%, Due 10/01/36	1,000,000	1,091,250	2,000,000	2,182,500	3,000,000	3,273,750
Pocahontas Parkway Association Toll Road Capital Appreciation Revenue, Zero %, Due 8/15/07	400,000	272,000	1,850,000	1,258,000	2,250,000	1,530,000

		1,363,250		3,440,500		4,803,750

Washington 2.6%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)			5,130,000	5,134,976	5,130,000	5,134,976
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,670,625			1,500,000	1,670,625
Seattle, Washington Museum Development Authority Special Obligation Revenue Refunding, 6.40%, Due 7/01/24			5,000,000	5,037,550	5,000,000	5,037,550
Skagit County, Washington Public Hospital District Revenue Refunding, 4.00%, Due 12/01/06	1,390,000	1,405,638			1,390,000	1,405,638
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10			205,000	217,300	205,000	217,300
Tobacco Settlement Authority of Washington Tobacco Settlement Revenue, 5.00%, Due 6/01/08			1,350,000	1,324,688	1,350,000	1,324,688
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11			1,015,000	1,001,044	1,015,000	1,001,044
Washington Public Power Supply System Nuclear Project Number 2 Revenue Refunding, Zero %, Due 7/01/06 (e)			1,500,000	1,430,625	1,500,000	1,430,625

		3,076,263		14,146,183		17,222,446

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

West Virginia 0.5%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10 (i)			405,000	453,600	405,000	453,600
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05			1,045,000	1,069,819	1,045,000	1,069,819
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)			1,415,000	1,457,450	1,415,000	1,457,450

				2,980,869		2,980,869

Wisconsin 5.1%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08			1,475,000	1,447,344	1,475,000	1,447,344
5.50%, Due 6/01/10			2,260,000	2,234,575	2,260,000	2,234,575
5.75%, Due 6/01/11			1,530,000	1,512,787	1,530,000	1,512,787
5.75%, Due 6/01/12	1,000,000	975,000	2,000,000	1,950,000	3,000,000	2,925,000
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09			5,165,000	5,261,844	5,165,000	5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07			570,000	588,525	570,000	588,525
5.05%, Due 12/01/08			605,000	627,687	605,000	627,687
5.20%, Due 12/01/09			650,000	676,813	650,000	676,813
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07			3,935,000	4,121,913	3,935,000	4,121,913
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09 (i)			25,000	27,844	25,000	27,844
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	855,000	869,962	1,000,000	1,017,500	1,855,000	1,887,462
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)			175,000	181,125	175,000	181,125
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,562			25,000	25,562
Froedtert and Community Health Obligated Group Project, 5.50%, Due 10/01/07			700,000	756,875	700,000	756,875
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,047			30,000	30,047
Marshfield Clinic Project, 4.50%, Due 2/15/06			200,000	204,500	200,000	204,500
Marshfield Clinic Project, 5.75%, Due 2/15/07			350,000	367,062	350,000	367,062
National Regency of New Berlin, Inc. Project, 7.75%, Due 8/15/15	915,000	927,581	3,215,000	3,259,206	4,130,000	4,186,787
National Regency of New Berlin, Inc. Project, 8.00%, Due 8/15/25	970,000	990,613	990,000	1,011,038	1,960,000	2,001,651
Tomah Memorial Hospital, Inc. Project, 3.25%, Due 7/01/05	100,000	100,000			100,000	100,000
Tomah Memorial Hospital, Inc. Project, 3.875%, Due 7/01/06	100,000	100,125			100,000	100,125
Tomah Memorial Hospital, Inc. Project, 4.125%, Due 7/01/07	130,000	129,675			130,000	129,675
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	526,875	1,000,000	1,053,750	1,500,000	1,580,625
Wisconsin Petroleum Inspection Fee Revenue, 5.50%, Due 7/01/10			2,550,000	2,706,188	2,550,000	2,706,188

		4,675,440		29,006,576		33,682,016
Wyoming 0.2%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,081,500			1,050,000	1,081,500

Total Municipal Bonds (Cost $114,786,119, $359,626,874 and $474,412,993, respectively)		111,728,750		357,443,598		469,664,848

Variable Rate Municipal Bonds 10.1%
Arizona 0.5%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)			1,175,000	1,189,687	1,175,000	1,189,687
Maricopa County Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	1,000,000	1,041,250			1,000,000	1,041,250
Santa Cruz County, Arizona IDA IDR - Citizens Utility Company Project, 4.75%, Due 8/01/20 (Putable at $100 on 8/01/07)			815,000	825,188	815,000	825,188

		1,041,250		2,014,875		3,056,125

California 1.8%
ABAG Finance Authority for Nonprofit Corporations Revenue MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)			2,000,000	2,192,500	2,000,000	2,192,500
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	694,406			675,000	694,406
California Statewide Communities Development Authority Revenue - Kaiser Permanente Project, 2.30%, Due 4/01/34 (Mandatory Put at $100 on 5/01/07)	1,500,000	1,479,375	7,500,000	7,396,875	9,000,000	8,876,250

		2,173,781		9,589,375		11,763,156

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Florida 0.4%
Highlands County, Florida Health Facilities Authority Revenue - Adventist Health/Sunbelt Hospital Project, 3.35%, Due 11/15/32 (Mandatory Put at $100 on 9/01/05)			2,750,000	2,798,125	2,750,000	2,798,125

Illinois 1.1%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	667,425	340,000	343,825	1,000,000	1,011,250
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 12/01/06) (e)			5,500,000	5,726,875	5,500,000	5,726,875
Peoria County, Illinois Congregate Care Revenue - St. Francis Woods Project, 5.35%, Due 4/01/28 (f) (h)			176,978	176,536	176,978	176,536

		667,425		6,247,236		6,914,661

Indiana 0.2%
Indiana DFA PCR Refunding - Southern Gas and Electric Project, 5.00%, Due 3/01/30 (Mandatory Put at $100 on 3/01/06)	1,300,000	1,343,875			1,300,000	1,343,875

Iowa 0.1%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Mandatory Put at $100 on 7/01/05) (f)	750,000	719,063			750,000	719,063

Kansas 0.3%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)			1,605,000	1,699,294	1,605,000	1,699,294

Massachusetts 0.2%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	990,000	1,023,412			990,000	1,023,412

Michigan 0.6%
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.30%, Due 11/15/33 (Mandatory Put at $100 on 11/15/06)			795,000	860,587	795,000	860,587
Michigan Strategic Fund Solid Waste Disposal Revenue Refunding, 3.00%, Due 12/01/13 (Mandatory Put at $100 on 2/01/07)			2,500,000	2,468,750	2,500,000	2,468,750
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	450,000	460,125			450,000	460,125

		460,125		3,329,337		3,789,462
Ohio 0.4%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (f)	60,158	40,231			60,158	40,231
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	500,000	500,625	2,350,000	2,352,938	2,850,000	2,853,563

		540,856		2,352,938		2,893,794
Pennsylvania 0.7%
Pennsylvania Housing Finance Agency SFMR, 1.61%, Due 6/01/08 (Rate Reset Effective 5/12/04) (e)			5,000,000	5,000,000	5,000,000	5,000,000

Texas 1.9%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)			1,495,000	1,558,538	1,495,000	1,558,538
Lancaster, Texas HFC MFHR - Intervest-Lancaster Project (f):
2.88%, Due 6/15/06			2,627,175	2,364,457	2,627,175	2,364,457
3.18%, Due 6/15/06			332,000	298,800	332,000	298,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)			5,450,000	5,633,937	5,450,000	5,633,937
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,250,000	1,312,500	1,105,000	1,160,250	2,355,000	2,472,750

		1,312,500		11,015,982		12,328,482

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Washington 0.3%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue - Chelan Hydro Project, 5.70%, Due 7/01/68 (Mandatory Put at $100 on 7/01/08) (Pre-Refunded to $100 on 7/01/05)			1,865,000	1,960,581	1,865,000	1,960,581

West Virginia 0.5%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	1,000,000	996,250	2,000,000	1,992,500	3,000,000	2,988,750

Wisconsin 0.5%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	1,000,000	972,500	2,500,000	2,431,250	3,500,000	3,403,750

Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	1,000,000	992,500	3,000,000	2,977,500	4,000,000	3,970,000

Total Variable Rate Municipal Bonds (Cost $11,975,681, $53,242,037 and $65,217,718, respectively)		12,243,537		53,408,993		65,652,530

Short-Term Investments (a) 18.2%
Municipal Bonds 4.9%
Alaska 0.1%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	450,000	451,381			450,000	451,381

California 0.2%
California Statewide Communities Development Authority Revenue - Henry Mayo Newhall Memorial Hospital Project, 4.00%, Due 10/01/04 (e)			750,000	755,925	750,000	755,925
San Francisco, California City and County Redevelopment Agency Lease Revenue - George Moscone Center Project, 8.50%, Due 7/01/14 (Called at $102 Effective 7/01/04)	450,000	464,022			450,000	464,022

						1,219,947
Colorado 0.0%
Colorado Educational and Cultural Facilities Authority Revenue Refunding - Colorado Public Radio Project, 3.10%, Due 7/01/04			210,000	210,414	210,000	210,414

District of Columbia 0.0%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	265,000	265,220			265,000	265,220

Florida 1.5%
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04			800,000	803,400	800,000	803,400
Miami Beach, Florida Health Facilities Authority Hospital Revenue - Mount Sinai Medical Center Project, 5.50%, Due 11/15/35 (Called at $100 Effective 5/15/04)	2,475,000	2,475,000	6,305,000	6,305,000	8,780,000	8,780,000

		2,475,000		7,108,400		9,583,400
Guam 0.1%
Guam Government GO, 5.75%, Due 9/01/04	800,000	807,128			800,000	807,128

Illinois 0.5%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05			170,000	174,117	170,000	174,117
Chicago Ridge, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04			1,300,000	1,303,796	1,300,000	1,303,796
Godley, Illinois Park District GO, 5.50%, Due 12/01/04			325,000	331,078	325,000	331,078
Illinois DFA Revenue - Community Rehabilitation Providers Project, 5.00%, Due 7/01/04	270,000	270,494			270,000	270,494
Illinois EFA Revenue - Lewis University Project, 5.30%, Due 10/01/04			310,000	313,218	310,000	313,218
Naperville City, Du Page and Will Counties, Illinois EDR Refunding - Illinois Hospital and Health Systems Association Project, 5.70%, Due 5/01/04 (e)			515,000	515,000	515,000	515,000

		270,494		2,637,209		2,907,703
Kansas 0.3%
Kansas State Independent College Finance Authority RAN, 3.85%, Due 5/01/04	700,000	700,000	1,300,000	1,300,000	2,000,000	2,000,000

Kentucky 0.2%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)			1,450,000	1,501,432	1,450,000	1,501,432

Louisiana 0.1%
Louisiana Health and Education Authority Revenue Refunding - Lambeth House, Inc. Project, 5.25%, Due 1/01/05	375,000	375,930			375,000	375,930

Massachusetts 0.0%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 7.25%, Due 6/01/04	300,000	300,453			300,000	300,453

Michigan 0.2%
Flint, Michigan Hospital Building Authority Revenue Refunding - H urley Medical Center Project, 6.00%, Due 7/01/04			1,005,000	1,010,306	1,005,000	1,010,306

Minnesota 0.7%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue- Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	945,310			1,000,000	945,310
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)	3,755,000	3,755,038			3,755,000	3,755,038

		4,700,348				4,700,348

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Mississippi 0.2%
Mississippi Higher Education Revenue, 6.60%, Due 1/01/05			1,000,000	1,023,280	1,000,000	1,023,280

Missouri 0.1%
Columbia, Missouri IDR - American Air Filter Company, Inc. Project, 7.45%, Due 7/01/04	255,000	255,711			255,000	255,711
I-470 & 350 Transportation Development District Transportation Revenue, 4.70%, Due 5/01/04	315,000	315,000			315,000	315,000

		570,711				570,711
New Hampshire 0.0%
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	190,000	190,372			190,000	190,372

New York 0.2%
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04			1,545,000	1,569,473	1,545,000	1,569,473

Ohio 0.1%
Cleveland, Ohio City School District Energy Conservation GO, 6.53%, Due 9/15/04			865,000	880,708	865,000	880,708

Pennsylvania 0.0%
Clinton County, Pennsylvania IDA PCR Refunding - International Paper Company Project, 5.375%, Due 5/01/04	200,000	200,000			200,000	200,000

Puerto Rico 0.1%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project, 4.00%, Due 12/01/04			325,000	328,045	325,000	328,045

Texas 0.1%
Texas Department of Housing and Community Affairs MFHR - Asmara Affordable Housing Project, 5.55%, Due 1/01/05 (i)	505,000	513,333			505,000	513,333

Washington 0.0%
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)			100,000	102,722	100,000	102,722

Wisconsin 0.2%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05			1,030,000	1,031,916	1,030,000	1,031,916
Wisconsin Health and EFA Revenue - Divine Savior Hospital, Inc. Project, 4.60%, Due 6/01/04	240,000	239,971			240,000	239,971
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 5.25%, Due 2/15/05			300,000	306,444	300,000	306,444

				1,338,360		1,578,331

Total Municipal Bonds		12,524,363		19,766,274		32,290,637

Variable Rate Municipal Bonds 13.2%
Alabama 0.0%
Jefferson County, Alabama Sewer Revenue Refunding, 1.00%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 5/07/04) (e)			250,000	250,000	250,000	250,000

Arizona 0.9%
Maricopa County Arizona Pollution Control Corporation PCR Refunding - Arizona Public Service Company Project, 1.875%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	750,000	748,560			750,000	748,560
Maricopa County, Arizona Pollution Control Corporation PCR - Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)			5,000,000	5,021,950	5,000,000	5,021,950

						5,770,510
Arkansas 0.1%
Arkansas DFA Facilities Revenue - Waste Management Project, 3.00%, Due 8/01/21 (Mandatory Put at $100 on 8/01/04)	500,000	500,625			500,000	500,625

California 0.2%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 1.90%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 5/26/04) (e)			1,000,000	1,000,000	1,000,000	1,000,000

Colorado 0.3%
Aspen Valley Hospital District Revenue, 1.23%, Due 10/15/33 (Putable at $100 and Rate Reset Effective 5/10/04) (e)			2,000,000	2,000,000	2,000,000	2,000,000

Georgia 0.9%
Heard County, Georgia Development Authority PCR - Wansley Project, 1.15%, Due 9/01/20 (Putable at $100 and Rate Reset Effective 5/19/04)	1,000,000	1,000,000			1,000,000	1,000,000
Marietta, Georgia Authority MFHR Refunding:
Wood Glen Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)			110,000	110,409	110,000	110,409
Wood Knoll Project, 4.75%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)			4,935,000	4,953,358	4,935,000	4,953,358

		1,000,000		5,063,767		6,063,767

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Illinois 3.3%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.40%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 5/11/04)			7,630,000	7,630,000	7,630,000	7,630,000
1.55%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 5/17/04)			14,115,000	14,114,504	14,115,000	14,114,504

				21,744,504		21,744,504

Michigan 1.5%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.15%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 5/13/04) (e)			10,000,000	10,000,000	10,000,000	10,000,000
Michigan Strategic Fund, Ltd. Obligation Revenue Refunding - Porter Hills Project, 1.15%, Due 7/01/28 (Putable at $100 and Rate Reset Effective 5/13/04) (e)	100,000	100,000			100,000	100,000

						10,100,000
Mississippi 0.2%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.15%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 5/12/04)			1,392,000	1,392,000	1,392,000	1,392,000

Missouri 0.0%
Jackson County, Missouri IDA MFHR - Pine Valley Apartments Project, 5.20%, Due 3/01/28 (Mandatory Put at $100 on 7/01/04) (f) (h)			360,000	108,000	360,000	108,000

New Hampshire 0.2%
New Hampshire IDA Revenue - International Paper Project, 3.15%, Due 10/15/06 (Mandatory Put at $100 on 10/15/04)	1,235,000	1,241,373			1,235,000	1,241,373

New Jersey 0.4%
New Jersey EDA Senior Mortgage Revenue Refunding EXTRAS - Arbor Glen of Bridgewater Project, 5.375%, Due 5/15/32 (Putable at $100 Subject to Remarketing and Rate Reset Effective 5/15/04)	2,500,000	2,500,000			2,500,000	2,500,000

Ohio 1.0%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 Subject to Remarketing on 2/01/05) (f)	1,050,000	968,531	1,050,000	968,531	2,100,000	1,937,062
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)			1,525,000	1,554,082	1,525,000	1,554,082
Ohio Water Development Authority Facilities PCR Refunding - Cleveland Electric Illuminating Company Pollution Control Project, 5.58%, Due 6/15/33 (Mandatory Put at $100 on 6/15/04)	1,000,000	1,003,330			1,000,000	1,003,330
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/04) (e)			1,825,000	1,825,000	1,825,000	1,825,000

		1,971,861		4,347,613		6,319,474
Pennsylvania 0.3%
Montgomery County, Pennsylvania IDA PCR Refunding - Peco Energy Company, 5.20%, Due 10/01/30 (Mandatory Put at $100 on 10/01/04)			2,000,000	2,029,680	2,000,000	2,029,680

South Carolina 0.9%
York County, South Carolina PCR, 1.15%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 5/26/04)			6,200,000	6,200,000	6,200,000	6,200,000

Tennessee 0.3%
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDR - Waste Management, Inc. Project, 4.10%, Due 8/01/31 (Mandatory Put at $100 on 8/01/04)	1,000,000	1,005,000			1,000,000	1,005,000
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.40%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 7/31/04) (e)			1,200,000	1,200,000	1,200,000	1,200,000

						2,205,000
Texas 1.9%
Bexar County, Texas HFC MFHR - Park Ridge Apartments Project, 0.95%, Due 5/01/35 (Mandatory Put at $100 on 5/01/04) (g)			4,765,000	4,175,331	4,765,000	4,175,331
Northwest Trails Apartment Trust Pass-Thru Certificates, 5.50%, Due 4/01/13 (Mandatory Put at $100 on 5/18/04)			7,115,000	6,403,500	7,115,000	6,403,500
Lubbock, Texas Health Facilities Development Corporation First Mortgage Revenue - Carillon, Inc. Project, 5.75%, Due 7/01/29 (Putable at $100 Subject to Remarketing and Rate Reset Effective 7/01/04) (f) (h)	2,000,000	1,500,000			2,000,000	1,500,000

				10,578,831		12,078,831

	Strong Short-Term High Yield Municipal Fund		Strong Short-Term Municipal Bond Fund		Proforma Combined Short-Term Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Multiple States 0.8%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	2,000,000	2,002,140	3,000,000	3,003,210	5,000,000	5,005,350

Total Variable Rate Municipal Bonds		12,569,559		73,939,555		86,509,114

Municipal Money Market Funds 0.1%
Multiple States
Strong Tax-Free Money Fund (d)	30,000	30,000			30,000	30,000

Total Short-Term Investments (Cost $25,471,594, $94,705,406 and $120,177,000, respectively)		25,123,922		93,705,829		118,829,751

Total Investments in Securities (Cost $152,233,394, $507,574,317 and $659,807,711, respectively) 100.2%		149,096,209		504,558,420		654,147,129
Other Assets and Liabilities, Net (0.2%)		1,900,318		(3,218,263)		(1,317,945)

Net Assets 100.0%		$150,996,527		$501,340,157		$652,829,184

LEGEND

(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

(b) All or a portion of security is when-issued.

(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.

(d) Affiliated issuer.

(e) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

(f) Illiquid security.

(g) Security whereby interest is being accrued or collected at a reduced rate.

(h) Non-income producing security.  In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the fund has halted accruing income.

(i) Escrowed to maturity.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2004 (Unaudited)

	Strong Short-Term High Yield Municipal Fund	Strong Short-Term Municipal Bond Fund*	Combined	Adjustments	Pro Forma Combined

Assets:
Investments in Securities, at Value					$0
Unaffiliated Issuers (Cost of $152,203,394, $507,574,317 and $659,777,711, respectively)	$149,558,709	$504,558,420	$654,117,129
Affiliated Issuers (Cost of $30,000, $0 and $30,000, respectively)	30,000	—	30,000
Receivable for Securities Sold	—	586,274	586,274
Receivable for Fund Shares Sold	59,316	343,792	403,108		403,108
Dividends and Interest Receivable	2,540,938	7,099,259	9,640,197		9,640,197
Other Assets	49,834	252,182	302,016		302,016

Total Assets	152,238,797	512,839,927	665,078,724	—	10,345,321

Liabilities:

Payable for Securities Purchased	—	9,770,456	9,770,456		9,770,456
Payable for Fund Shares Redeemed	163,641	206,748	370,389		370,389
Dividends Payable	555,235	1,349,697	1,904,932		1,904,932
Variation Margin Payable	6,641	82,969	89,610		89,610
Accrued Operating Expenses and Other Liabilities	24,253	89,900	114,153		114,153

Total Liabilities	749,770	11,499,770	12,249,540	—	12,249,540

Net Assets	$151,489,027	$501,340,157	$652,829,184	$—	$(1,904,219)

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$163,679,258	$504,643,815	$668,323,073		$668,323,073
Undistributed Net Investment Income (Loss)	—	48,125	48,125		48,125
Undistributed Net Realized Gain (Loss)	(9,611,170)	(1,153,199)	(10,764,369)		(10,764,369)
Net Unrealized Appreciation/Depreciation	(2,579,061)	(2,198,584)	(4,777,645)		(4,777,645)

Net Assets	$151,489,027	$501,340,157	$652,829,184	$—	$652,829,184

Capital Shares Outstanding (Unlimited Number Authorized)	16,179,705

Net Asset Value Per Share	$9.36

Investor Class
Net Assets		$497,361,555			$648,850,582
Capital Shares Outstanding (Unlimited Number Authorized)		50,865,208			66,358,003
Net Asset Value Per Share		$9.78			$9.78

Class C
Net Assets		$3,978,602			$3,978,602
Capital Shares Outstanding (Unlimited Number Authorized)		407,235			407,235
Net Asset Value Per Share		$9.77			$9.77

See Notes to Financial Statements.
* - Accounting Survivor

STATEMENTS OF OPERATIONS

For the Twelve Months Ended April 30, 2004 (Unaudited)

	Strong Short-Term High Yield Municipal Fund	Strong Short- Term Municipal Bond Fund*	Combined	Adjustments		Pro Forma Combined

Income:

Interest	$7,691,730	$22,937,476	$30,629,206			$30,629,206
Dividends - Affiliated Issuers	29,108	156,971	186,079			186,079

Total Income	7,720,838	23,094,447	30,815,285			30,815,285

Expenses:
InvestmentAdvisoryFees	539,900	1,479,296	2,019,196	825,877	(1)	2,845,073
Administrative Fees - Fund Level				370,725	(1)	370,725
Administrative Fees - Investor Class	431,920	1,653,213	2,085,133	870,116	(1)	2,955,249
Administrative Fees - Class C		7,406	7,406	(1,341	)(1)	6,065
CustodianFees	12,387	50,116	62,503	85,787	(1)	148,290
Transfer Agency Fees - Investor Class	59,479	366,268	425,747	(425,747	)(1)	—
Transfer Agency Fees - Class C		5,303	5,303	(5,303	)(1)	—
Reports to Shareholders	13,011	96,321	109,332	(75,367	)(1)	33,965
12b-1 Fees (SS) - Investor Class				1,847,031	(1)	1,847,031
12b-1 Fees (SS) - Class C		6,628	6,628	-	(1)	6,628
12b-1 Fees (Dist) - Class C		19,883	19,883	-	(1)	19,883
Professional Fees	39,628	102,215	141,843	(100,956	)(1)	40,887
Accounting Fees				68,840	(1)	68,840
Federal and State Registration Fees	40,771	69,292	110,063	(34,137	)(1)	75,926
Transfer Agency Banking Charges	286	2,849	3,135	(3,135	)(1)	—
Brokerage Fees	232	1,194	1,426	(1,426	)(1)	—
Other	17,640	128,303	145,943	(125,811	)(1)	20,132

Total Expenses before Waivers and Absorptions and Earnings Credits	1,155,254	3,988,287	5,143,541	3,295,153		8,438,694
Expense Waivers and Absorptions	(14,482)	(59,258)	(73,740)	(3,446,601	)(1)	(3,520,341)
Earnings Credits	(346)	(2,410)	(2,756)	2,756	(1)

Expenses, Net	1,140,426	3,926,619	5,067,045	(148,692)		4,918,353

Net Investment Income (Loss)	6,580,412	19,167,828	25,748,240	148,692		25,896,932

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(465,950)	7,495,578	7,029,628			7,029,628
Futures Contracts	90,315	(1,165,148)	(1,074,833)			(1,074,833)
Swaps	6,090	20,300	26,390			26,390

Net Realized Gain (Loss)	(369,545)	6,350,730	5,981,185	—		5,981,185
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(7,473)	(7,990,905)	(7,998,378)			(7,998,378)
Futures Contracts	74,926	1,014,953	1,089,879			1,089,879
Swaps	73	173	246			246

Net Change in Unrealized Appreciation/Depreciation	67,526	(6,975,779)	(6,908,253)	—		(6,908,253)

Net Gain (Loss) on Investments	(302,019)	(625,049)	(927,068)	—		(927,068)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,278,393	$18,542,779	$24,821,172	$148,692		$24,969,864

(1)	To adjust expenses to reflect the Combined Funds estimated fees and expenses, based on contractual rates or elimination of duplicate services.
* - Accounting Survivor

See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS

March 31, 2004 (Unaudited)

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Municipal Bonds & Notes--99.79%
Alabama--0.67%
Alabama HFA MFHR Refunding - Rime Village Hoover Project LOC	1.11	04/07/2004			435,000	435,000
Alabama HFA SFMR LOC	1.30	04/01/2004			280,000	280,000
Mcintosh, Alabama IDB Environmental Revenue Refunding - CIBC Specialty	1.12	04/01/2004			1,000,000	1,000,000
Montgomery AL Bmc Special Care Facilities Authority Revenue Series 435(Business Improvement Revenue LOC)§	1.07	11/15/2029
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project	1.19	04/01/2004			15,000,000	15,000,000

Total Alabama				0		16,715,000

Alaska--2.58%
Alaska Industrial Development and Export Authority, Lot 6 LOC	1.52	04/07/2004			2,010,000	2,010,000
Alaska Industrial Development and Export Authority, Lot 8 LOC	1.52	04/07/2004			90,000	90,000
Alaska Industrial Development and Export Authority, Lot 11 LOC	1.52	04/07/2004			70,000	70,000
Alaska Industrial Development Authority Revenue Providence Medical Office Building Associates Project KBC Bank NV LOC(Healthcare Facilities Revenue LOC)§	1.00	06/01/2010
Alaska State Housing Finance Corporation Floater Pa 1057 Housing Revenue MBIA Insured(Housing Revenue LOC)§	1.07	06/01/2026
Alaska State Housing Finance Corporation Housing Revenue Series BB(Other Revenue LOC)§	1.17	06/01/2007
Valdez AK Marine Terminal Revenue BP Pipelines Incorporated Project Series B(Industrial Development Revenue LOC)§	1.12	07/01/2037
Valdez AK Marine Terminal Revenue BP Pipelines Incorporated Project Series C(Industrial Development Revenue LOC)§	1.12	07/01/2037
Valdez AK Marine Terminal Revenue BP Pipelines Incorported Project Series A(Industrial Development Revenue LOC)§	1.12	06/01/2037

Total Alaska				0		2,170,000

Arizona--1.26%
Arizona School District Tax Anticipation Notes Financing Program CTFs Participation(Other Revenue LOC)	1.75	07/30/2004
Arizona State University Revenue Series A(College and University Revenue LOC)§	1.00	07/01/2034
Maricopa County AZ IDA MFHR Refunding Las Gardenias Apartments Project Series A(Housing Revenue LOC)§	1.08	04/15/2033
Maricopa County AZ IDA MFHR Villas Solanas Apartments Project Series A Bank of Cherry Creek NA LOC(Housing Revenue LOC)§	1.08	11/15/2032
Maricopa County AZ IDA SFMR(Housing Revenue LOC)§	1.12	09/01/2005
Phoenix, Arizona IDA MFHR LOC(a)	1.15	06/15/2004			3,545,000	3,545,000
Pima County AZ IDA Revenue Lease Purchase(Industrial Development Revenue LOC)§	1.12	06/01/2007

Total Arizona				0		3,545,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Arkansas--0.08%
Arkansas State Development Finance Authority SFMR Series II Collateralized By GNMA FNMA(Single Family Housing Revenue LOC)§	1.12	07/01/2033

Total Arkansas				0		0

California--5.91%
California HFA Revenue Home Mortgage Series U(Housing Revenue LOC)§	1.06	02/01/2031
California Higher Education Loan Authority Incorporated Student Loan Revenue Series A State Street B&T Company LOC(Educational Facilities Revenue LOC)±	1.05	07/01/2005
California Municipal Securities Trust Receipts GO LOC	1.18	04/01/2004			13,500,000	13,500,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project, Series E LOC	1.14	04/01/2004			4,300,000	4,300,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project, Series F LOC	1.14	04/01/2004			35,600,000	35,600,000
California State Department of Water Resources Series B-2(Electric Revenue LOC)§	1.15	05/01/2022
California State Department Water Reserve & Power Supply Revenue Series B-1 Bank of New York LOC(Power Revenue LOC)§	1.12	05/01/2022
Hayward CA MFHR Shorewood Series A FGIC Insured Remarketed 03/17/94(Multi-Family Housing Revenue LOC)§	1.05	07/15/2014
Lancaster, California Redevelopment Agency MFHR LOC	1.20	05/19/2004			16,000,000	16,000,000
Las Virgenes CA Unified School District FSA Insured(Educational Facilities Revenue LOC)±	0.88	07/01/2033
MSR Public Power Agency CA Utility Tax Revenue San Juan Project Series F MBIA Insured(Power Revenue LOC)§	1.09	07/01/2022
Orange County CA Water District Series 2003A Lloyds LOC(Water Revenue LOC)§	1.01	08/01/2042
Port of Oakland CA	0.93	08/10/2004
San Bernardino County CA Tran(State & Local Governments LOC)	1.50	07/01/2004
San Diego, California Public Facilities Financing Authority Lease Revenue, Series B LOC	1.20	08/19/2004			13,000,000	13,000,000
San Diego, California Public Facilities Financing Authority Lease Revenue, Series C LOC(a)	1.05	06/02/2004			6,000,000	6,000,000
Santa Clara County CA MFHR Foxchase Apartments Project Series E FGIC Insured Remarketed 03/17/94(Multi-Family Housing Revenue LOC)§	1.05	11/15/2017
US Bancorp Project Funding Trust Series A(Municipal LOC)††§	1.10	01/01/2010

Total California				0		88,400,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Colorado--3.98%
Arvada County CO Water Enterprises Revenue FSA Insured(Water Revenue LOC)§	1.15	11/01/2020
Aspen Valley Hospital District Revenue LOC	1.15	04/01/2004			4,750,000	4,750,000
Bachelor Gulch Metropolitan District of Colorado GO LOC	1.20	12/01/2004			3,000,000	3,000,000
Broomfield Village, Colorado Metropolitan District Number 2 Special Obligation Revenue Refunding LOC	1.37	04/01/2004			4,000,000	4,000,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement LOC	1.40	12/15/2004			2,549,000	2,549,000
Colorado Department of Transporation Revenue Putters Series 249z AMBAC Insured (Transportation Revenue LOC)§	1.07	06/15/2014
Colorado Educational and Cultural Facilities Authority Revenue - Charter School Challenge Project LOC	1.22	04/01/2004			3,475,000	3,475,000
Colorado HFA AMT MFHR Project Class I Series B-3 Collateralized By FHLB(Multi-Family Housing Revenue LOC)§	1.06	10/01/2035
Denver CO Health & Hospital Authority Healthcare Revenue Series B Bank One Colorado NA LOC(Healthcare Facilities Revenue LOC)§	1.17	12/01/2031
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement LOC	1.42	04/01/2004			8,085,000	8,085,000
Fitzsimons Redevelopment Authority Colorado Revenue University Physicians Incorporated Allied Irish Bank plc LOC(Educational Facilities Revenue LOC)§	1.07	01/01/2025
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project LOC	1.72	04/07/2004	745,000	745,000
Moffat County PCR Pacificorp Project§	1.08	05/01/2013
Park Creek, Colorado Metropolitan District Revenue LOC	1.33	04/07/2004			43,000,000	43,000,000
Pitkin County CO Industrial Development Revenue Aspen Skiing Project Series A Bank One NA LOC(Industrial Development Revenue LOC)§	1.10	04/01/2016
Triview, Colorado Metropolitan District Refunding and Improvement LOC	1.38	11/01/2004			3,650,000	3,650,000
US Bancorp Project Funding Trust Series A(Depository Institutions LOC)††§	1.10	03/01/2010

Total Colorado				745,000		72,509,000

Connecticut--0.42%
Connecticut Health & Education	0.90	05/10/2004
Northeast Tax-Exempt Bond Grantor Trust Certificates LOC	1.20	04/01/2004			3,630,000	3,630,000

Total Connecticut				0		3,630,000

Delaware--0.49%
Kent County Student Housing Revenue§	1.01	07/01/2036

Total Delaware				0		0

District of Columbia 0.46%
District of Columbia GO Refunding LOC	1.03	04/07/2004			12,000,000	12,000,000
District of Columbia Tobacco Financing Corporation LOC	1.19	04/01/2004			2,845,000	2,845,000

Total District of Columbia				0		14,845,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Florida--5.64%
Alachua County FL Health Facilities Authority Oak Hammock University of Florida Project Series A BNP Paribas LOC(Healthcare Facilities Revenue LOC)§	1.12	10/01/2032
Broward County, Florida Health Facilities Authority Revenue Refunding - John Knox Village Project LOC	1.20	04/01/2004			18,800,000	18,800,000
Broward County, Florida HFA MFHR - Sanctuary Cove Apartments Project LOC	1.04	04/01/2004	265,000	265,000
Broward County, Florida HFA MFHR LOC	1.04	04/01/2004			9,195,000	9,195,000
Capital Projects Finance Authority FL Glenridge ON Palmer Ranch Series C Bank of Scotland LOC(Healthcare Facilities Revenue LOC)§	1.12	06/01/2012
Capital Trust Agency Revenue - Seminole Tribe Resort Project LOC	1.02	04/01/2004	470,000	470,000	2,530,000	2,530,000
Collier County, Florida Health Facilities Authority Revenue - Cleveland Clinic Health Project LOC	1.12	04/01/2004			1,000,000	1,000,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project LOC	1.05	04/01/2004			3,850,000	3,850,000
Dade County FL School District(Property Tax Revenue LOC)	4.60	08/01/2004
Dade County, Florida IDA IDR, Dolphins Stadium Project, Series A LOC	1.02	04/07/2004	375,000	375,000
Dade County, Florida IDA IDR, Dolphins Stadium Project, Series C LOC	1.02	04/07/2004	750,000	750,000
Dade County, Florida IDA IDR, U.S. Holdings, Inc. Project LOC	1.21	04/01/2004	750,000	750,000
Eagle Tax-Exempt Trust CTF 20010906 Class A (Florida State Board of Education Lottery Revenue Series B) FGIC Insured(Other Revenue LOC)§	1.08	07/01/2019
Escambia County FL Housing Finance Authority SFMR CTFs Series B(Single Family Mortgage Revenue LOC)§	1.15	10/01/2009
Escambia County FL Housing Finance Authority SFMR Floats Pt 1228(Single Family Mortgage Revenue LOC)§	1.12	10/01/2031	950,000	950,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding LOC	1.25	04/01/2004	1,590,000	1,590,000	1,260,000	1,260,000
Florida HFA LOC	1.10	04/01/2004	1,440,000	1,440,000
Florida HFC MFHR - Stone Harbor Apartments Project LOC	1.09	04/01/2004	860,000	860,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake Project LOC	1.14	04/07/2004			100,000	100,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project LOC	1.21	04/01/2004	1,100,000	1,100,000
Fort Lauderdale, Florida Revenue - Pine Crest Preparatory School Project LOC	1.05	04/01/2004			4,000,000	4,000,000
Gainesville and Hall Counties, Georgia Development Authority Revenue - Senior Living Facility-Lanier Village Project LOC	1.30	04/01/2004			20,750,000	20,750,000
Hillsborough County FL	1.10	08/26/2004
Hillsborough County FL	1.10	08/26/2004
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project LOC	1.06	04/07/2004			4,350,000	4,350,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project LOC	1.20	04/07/2004	500,000	500,000
Ithaka Partners II Trust Certificates LOC	1.22	04/01/2004			1,833,719	1,833,719
Jackson County, Florida PCR Refunding - Gulf Power Company Project	1.15	04/01/2004	1,650,000	1,650,000	350,000	350,000
Jacksonville FL Economic Development Health Care Facilities Revenue±	1.23	09/01/2023
Jacksonville, Florida Economic Development Commission IDR, STI Project LOC	1.15	04/01/2004	2,925,000	2,925,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Jacksonville, Florida Economic Development Commission IDR, Tremron Jacksonville Project LOC	1.27	04/01/2004	1,060,000	1,060,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C. Taylor Foundation Project LOC	1.10	04/01/2004			150,000	150,000
Lee County, Florida Capital and Transportation Facilities Revenue LOC	1.07	04/01/2004			5,285,000	5,285,000
Lee County, Florida IDA Healthcare Facilities Revenue Refunding - Hope Hospice Project LOC	1.02	04/01/2004	650,000	650,000	7,750,000	7,750,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project LOC	1.07	04/07/2004			1,000,000	1,000,000
Nassau County, Florida PCR - Rayonier Project LOC	1.02	04/07/2004			435,000	435,000
Orange County FL IDA Industrial Development Revenue Central Florida YMCA Project Series A Bank of America NA LOC(Industrial Development Revenue LOC)§	1.10	05/01/2027
Orange County, Florida Health Facilities Authority Revenue LOC	1.02	04/07/2004	105,000	105,000	6,975,000	6,975,000
Orange County, Florida IDA Revenue - Jewish Federation of Greater Orlando Project LOC	1.05	04/01/2004			1,200,000	1,200,000
Palm Beach County FL Zoological Society Incorporated Project Northern Trust Company LOC(Recreational Facilities Revenue LOC)§	1.10	05/01/2031
Saint Lucie County, Florida PCR	1.13	04/01/2004			2,800,000	2,800,000
Sarasota County, Florida Utility Systems Revenue LOC	1.07	04/01/2004	995,000	995,000	1,215,000	1,215,000
Sunshine State Governmental Financing Commission Revenue(Other Revenue LOC)§	1.01	07/01/2016
Tampa, Florida Revenue - Tampa Prep School Project LOC	1.04	04/07/2004			1,050,000	1,050,000
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project LOC	1.00	04/06/2004	175,000	175,000

Total Florida				16,610,000		95,878,719

Georgia--1.13%
Clayton County GA Development Authority Industrial Development Revenue Blue Circle Aggregates Incorporated Danske Bank LOC(Industrial Development Revenue LOC)§	1.15	09/01/2009
Eagle Tax-Exempt Trust CTF 20001003 Class A (Atlanta GA Airport Revenue Series A) FGIC Insured(Airport Revenue LOC)§	1.08	01/01/2030
Fulton de Kalb GA Hospital Authority Hospital Revenue Rocs Rr II R 2074(Healthcare Facilities Revenue LOC)§	1.08	01/01/2020
Gainesville & Hall County GA Development Authority Individual Exempt Facilities Revenue Spout Springs Water LLC Project Bank of America Na LOC(Other Revenue LOC)§	1.15	04/01/2027
Georgia Local Government CTFs Participation Series K(General Obligation - Political Subdivision LOC)§	1.12	06/01/2028
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project LOC	1.17	04/01/2004			3,500,000	3,500,000

Total Georgia				0		3,500,000

Hawaii--0.67%
Eagle Tax-Exempt Trust CTF 20011101 Class A (Hawaii State Highway Revenue) FSA Insured(Toll Road Revenue LOC)§	1.08	07/01/2019
Honolulu HI City & County Tax Revenue Series C FGIC Insured(Property Tax Revenue LOC)±	1.18	12/01/2008

Total Hawaii				0		0

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Idaho--1.11%
Ada & Canyon Countys ID Jt School District #2 Meridan SBG Insured(Property Tax Revenue LOC)	2.50	07/30/2004
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project LOC	1.12	04/07/2004			2,500,000	2,500,000
Idaho Housing & Financial Assistance Housing Revenue Balmoral Apartments II Development Project US Bank NA LOC(Housing Revenue LOC)§	1.16	04/01/2033
Idaho State Tax Anticipation Notes(Property Tax Revenue LOC)	2.00	06/30/2004

Total Idaho				0		2,500,000

Illinois--8.12%
Chicago IL Board of Education CTFs Series A(Property Tax Revenue LOC)§	1.12	06/01/2021
Chicago IL Board of Education ROC Series II-R_139 AMBAC Insured (Property Tax Revenue LOC)§	1.08	12/01/2022
Chicago IL Economic Development Revenue Crane Carton Company Project Bankers Trust Company LOC(Economic Development Revenue LOC)§	1.20	06/01/2012
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas, Ltd. Project	1.15	06/07/2004			7,000,000	7,000,000
Chicago IL Park District ROC RR Series II-R-4018 AMBAC Insured ( State & Local Government LOC)§	1.08	01/01/2024
Chicago IL Public Building Commission Eagle 20030015 Class A FGIC Insured(Lease Revenue LOC)§	1.08	12/01/2014
Chicago IL Sales Tax Revenue Series Sg 131 FGIC Insured(Sales Tax Revenue LOC)§	1.07	01/01/2027
Cook County IL CTFs Series 458 FGIC Insured(Property Tax Revenue LOC)§	1.07	11/15/2028
Eagle Tax-Exempt Trust CTF 20021301 Class A (Illinois State) FGIC Insured(Other Revenue LOC)§	1.08	02/01/2019
Eagle Tax-Exempt Trust CTF 20021303 Class A (Cook County Il Series C) AMBAC Insured (Property Tax Revenue LOC)§	1.08	11/15/2025
Eagle Tax-Exempt Trust CTF 20021304 Class A (Illinois State) FGIC Insured(Other Revenue LOC)§	1.08	02/01/2027
East Peoria, Illinois CDR Refunding - Kroger Company Project LOC	1.17	04/01/2004			3,125,000	3,125,000
Elgin IL Industrial Development Revenue Gemini Mouldings Project Lasalle Bank NA LOC(Industrial Development Revenue LOC)§	1.11	12/01/2028
Elmhurst IL Industrial Development Revenue John Sakash Company Incorporated Project Lasalle Bank NA LOC(Industrial Development Revenue LOC)§	1.11	02/01/2025
Illinois Development Finance Authority Revenue Christian Heritage Academy US Bank NA LOC(Private School Revenue LOC)§	1.17	12/01/2021
Illinois Educational Facilities Authority Revenue Newberry Library Northern Trust Company LOC(Other Revenue LOC)§	1.05	03/01/2028
Illinois Educational Facilities Authority Revenue St Xavier University Project Series A Lasalle Bank NA LOC(College And University Revenue LOC)§	1.04	10/01/2032
Illinois Educuational Facilities Authority Revenue Cultural Pooled Financing American National B&T LOC(College And University Revenue LOC)§	1.05	03/01/2028

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Illinois Health Facilities Authority	0.97	04/06/2004
Illinois Health Facilities Authority Revenue Memorial Medical Center Series C Kredietbank NV LOC(Healthcare Facilities Revenue LOC)§	1.02	01/01/2016
Illinois Health Facilities Authority Revenue Northwestern Memorial Hospital(Healthcare Facilities Revenue LOC)§	1.10	08/15/2025
Illinois Health Facilities Authority Revenue Revolving Fund Pooled Financing Bank One NA LOC(Healthcare Facilities Revenue LOC)§	1.05	08/01/2015
Illinois Health Facilities Authority Revenue Silver Cross Hospital & Medical Series A Fifth Third Bank LOC(Healthcare Facilities Revenue LOC)§	1.00	08/15/2026
Illinois Health Facilities Authority University of Chicago Hospitals(Healthcare Facilities Revenue LOC)§	1.08	08/15/2026
Illinois Housing Development Authority MFHR Lakeshore Plaza Series A MBIA Insured(Multi-Family Housing Revenue Loc)§	1.05	07/01/2027
Illinois Industrial Development Finance Authority Revenue Recovery Income Project Bank of America NA LOC(Industrial Development Revenue LOC)§	1.15	06/01/2008
Illinois State CTFs Series G(General Obligation - States, Territories LOC)§	1.10	05/01/2015
Illinois State Sales Tax Revenue Municipal Trust Receipts Series Sg-9(Sales Tax Revenue LOC)§	1.07	06/15/2019
Lakemoor, Illinois MFHR, Series A LOC	1.17	04/01/2004	1,370,000	1,370,000	34,490,000	34,490,000
Lakemoor, Illinois MFHR, Series B LOC	1.32	04/01/2004			37,335,486	37,335,486
Lombard IL IDA Revenue 2500 Higland Avenue Project Mid-America Federal Savings & Loan LOC(Industrial Development Revenue LOC)§	1.45	12/01/2006
Orland Hills IL MFHR Series A Lasalle National Bank LOC(Housing Revenue LOC)§	1.10	12/01/2004
Schaumberg IL MFHR Windsong Apartments Project Lasalle National Bank LOC(Multi-Family Housing Revenue LOC)§	1.05	02/01/2024
Warren County IL Industrial Project Revenue Monmouth College Project Allied Irish Bank plc LOC(College And University Revenue LOC)§	1.02	12/01/2032

Total Illinois				1,370,000		81,950,486

Indiana--2.31%
Indiana 2.00% Bond Bank Special Program Revenue LOC	1.35	01/06/2005			10,244,000	12,501,138
Indiana HFFA Revenue Capital Access Comerica Bank LOC(Healthcare Facilities Revenue LOC)§	1.03	04/01/2013
Indiana HFFA Revenue Fayette Memorial Hospital Association Series B Fifth Third Bank LOC(Healthcare Facilities Revenue LOC)§	1.17	10/01/2022
Indiana State Housing Finance Authority MFHR Pedcor Investments Series A Collateralized By FHLB(Multi-Family Housing Revenue LOC)§	1.10	01/01/2029
Indianapolis, Indiana Airport Facility Revenue, Series C LOC	1.33	04/07/2004			3,970,000	3,970,000
Indianapolis, Indiana Airport Facility Revenue, Series F LOC	1.33	04/07/2004			7,000,000	7,000,000
Indianapolis IN Economic Development Revenue Jewish Federation Campus Fifth Third Bank LOC(Economic Development Revenue LOC)§	1.03	04/01/2005
Indianapolis In Gas Utility Revenue Series A AMBAC Insured (Utilities Revenue LOC)	5.88	06/01/2024
Indianapolis IN MFHR Crossing Partners Project AIG Guaranty LOC(Multi-Family Housing Revenue LOC)§	1.27	03/01/2031
Indianapolis School Building Corporation First Mortgage State Aid Withholding LOC(Lease Revenue LOC)	6.10	01/15/2020
Richmond IN Hospital Authority Revenue Reid Hospital & Health Care Project(Healthcare Facilities Revenue LOC)§	1.08	01/01/2012
Whiting IN Environmental Facilities Revenue BP Products Project Series C(Industrial Development Revenue LOC)§	1.15	07/01/2034

Total Indiana				0		23,471,138

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Iowa--1.29%
Iowa Finance Authority Economic Development Revenue Lasalle Bank NA LOC(Economic Development Revenue LOC)§	1.22	03/01/2016
Iowa Finance Authority Health Care Facilities Revenue St Lukes Health Series A General Electric Capital Corporation LOC(Healthcare Facilities Revenue LOC)§	1.02	03/01/2018
Iowa Finance Authority MFHR Cedarwood Hills Project Series A Collateralized By FHLMC(Multi-Family Housing Revenue LOC)§	1.07	05/01/2031
Iowa Finance Authority Private College Revenue Drake University Project Firstar Bank LOC(College And University Revenue LOC)§	1.17	07/01/2011
Iowa Finance Authority SFHR CTFs Series N(Single Family Housing Revenue LOC)§	1.17	01/01/2008
Iowa Higher Education Loan Authority Revenue Private College Facilities Grand View Project Firstar Bank NA LOC(College And University Revenue LOC)§	1.17	10/01/2025
Iowa Higher Education Loan Authority Revenue Private Colleges Ambrose(College and University Revenue LOC)§	1.12	04/01/2033
Oskaloosa IA Private School Facility Revenue William Penn University Project US Bank NA LOC(Private School Revenue LOC)§	1.17	07/01/2020
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project	1.30	04/02/2004			2,620,000	2,620,000

Total Iowa				0		2,620,000

Kansas--1.02%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project	2.25	09/01/2004			7,500,000	7,500,000
Kansas State Development Finance Authority MFHR Bluffs Olathe Apartments Project Series X(Multi-Family Housing Revenue LOC)§	1.77	11/25/2031
Kansas State Development Finance Authority Revenue Vlg Shalom Obligation Group Series BB(Healthcare Facilities Revenue LOC)§	1.12	11/15/2028
Lenexa KS MFHR Series 1020(Housing Revenue LOC)§	1.08	07/01/2004
Sedgwick & Shawnee Countys KS SFHR Floats Pt 1188 Merrill Lynch Capital Services LOC(Single Family Housing Revenue LOC)§	1.14	12/01/2013

Total Kansas				0		7,500,000

Kentucky--0.52%
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project LOC	1.32	04/07/2004			14,685,000	14,685,000
Louisville & Jefferson County KY Metropolitan Sewer District Sewer And Drain System Series A(Sewer Revenue LOC)	9.00	05/15/2004

Total Kentucky				0		14,685,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Louisiana--1.83%
Ernest N Morial-New Orleans LA Exhibit Hall Authority Special Tax Series A46(Special Tax Revenue LOC)§	1.10	07/15/2028
Jefferson Parish LA Home Mortgage Authority Floats Pt 229 Collateralized by GNMA FNMA(Housing Revenue LOC)§	1.12	06/01/2007
Lake Charles LA Harbor and Terminal District Port Facilities(Industrial Development Revenue LOC)§	1.05	08/01/2007
Louisiana Public Facilities Authority	0.96	05/17/2004
Louisiana Public Facilities Authority Revenue LOC	1.11	04/01/2004			4,160,000	4,160,000
Louisiana Public Facilities Authority Revenue Series II-R-192(Healthcare Facilities Revenue LOC)§	1.08	05/15/2022
Plaquemines LA Port Harbor & Terminal District Port Facilities Revenue International Marine Term Project Series B Kreditbank NV LOC(Harbor Department Revenue LOC)±	1.08	03/15/2006
Plaquemines LA Port Harbor & Terminal District Port Facilities Revenue International Marine Terminal Project Series A Kreditbank NV LOC(Transportation Revenue LOC)±	1.08	03/15/2006
Plaquemines Parish LA Environmental Resource Bonds British Petroleom§	1.15	05/01/2025
Plaquemines Parish LA Environmental Revenue BP Exploration & Oil Incorporated Project(Pollution Control Revenue LOC)§	1.15	10/01/2024

Total Louisiana				0		4,160,000

Maine--0.63%
Maine State Tax Anticipation Notes(State & Local Governments LOC)	1.75	06/30/2004

Total Maine				0		0

Maryland--0.44%
Maryland Health & Higher Education	0.97	08/17/2004
Maryland State Community Development Administration Department Housing & Community Development(Housing Revenue LOC)±	1.05	07/01/2039

Total Maryland				0		0

Massachusetts--3.15%
Canton MA Housing Authority MFHR Canton Arboretum Apartments Collateralized By FNMA(Multi-Family Housing Revenue LOC)§	1.03	09/15/2026
Massachusetts Health & Educational Facilities Authority Harvard University Issue Series Ee	1.05	06/08/2004
Massachusetts Health & Educational Facilities Authority Harvard University Issue Series Ee	1.05	06/09/2004
Massachusetts Health & Educational Facilities Authority Havard University Issue	0.95	06/07/2004
Massachusetts Industrial Finance Agency IDR - Portland Causeway Project LOC	1.10	04/07/2004			2,600,000	2,600,000
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project LOC	1.23	04/01/2004			10,000,000	10,000,000
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue (Pre-Refunded to $102 on 7/01/04) LOC	0.49	07/01/2004			9,900,000	10,212,993

Massachusetts St Health & Edl Facs Auth Rev Revenue Bonds Series 2000 (Educational Facilities Revenue LOC)§	0.95	07/01/2035
Massachusetts State GO FSA Insured(Other Revenue LOC)§	1.20	12/01/2014
Massachusetts State Health & Educational Facilities Authority Revenue Capital Asset Program Series C(Educational Facilities Revenue LOC)§	1.10	07/01/2010

Total Massachusetts				0		22,812,993

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Michigan--2.83%
Birmingham, Michigan EDC Revenue - Brown Street Project LOC	1.28	04/01/2004			805,000	805,000
Detroit MI City School District Eagle-20026014 Class A FGIC Insured(Property Tax Revenue LOC)§	1.08	05/01/2032
Detroit MI Sewer Disposal Revenue Series II-R-103 FGIC Insured(Sewer Revenue LOC)§	1.08	07/01/2026
Farmington Hills MI Hospital Finance Authority Hospital Revenue Botsford General Hospital Series B MBIA Insured(Healthcare Facilities Revenue LOC)§	1.17	02/15/2016
Greater Detroit Resources Recovery Authority Revenue LOC	1.07	04/01/2004			4,620,000	4,620,000
Livonia MI Public School District(Property Tax Revenue LOC)§	1.08	05/01/2023
Macomb County MI Hospital Finance Authority Revenue Mount Clemens General Hospital Series A-1 Comerica Bank LOC(Healthcare Facilities Revenue LOC)§	1.10	10/01/2020
Michigan State	2.00	09/30/2004
Michigan State Building Authority Revenue(Lease Revenue LOC)§	1.08	10/15/2021
Michigan State Building Authority Revenue Series I(Tax Revenue LOC)	5.00	10/15/2004
Michigan State Grant Anticipation Notes Series B(Other Revenue LOC)§	1.03	09/15/2008
Michigan State Higher Education Loan Revenue Series XII B AMBAC Insured (Educational Facilities Revenue LOC)§	1.05	10/01/2013
Michigan State Housing Development Authority MFHR Berrien Woods Iii Project Series A Lansing Bank(Multi-Family Housing Revenue LOC)§	1.12	07/01/2032
Michigan State Housing Development Authority Rental Housing Revenue Series A MBIA Insured(Housing Revenue LOC)§	1.06	10/01/2037
Michigan State Strategic Fund Limited Obligation Revenue Detroit Symphony Project Series B Michigan National Bank LOC(Industrial Development Revenue LOC)§	1.10	06/01/2031

Total Michigan				0		5,425,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Minnesota--2.63%
Brooklyn Center Minnesota Brookdale Corporation Ii Project Industrial Revenue Firstar Bank NA LOC(Industrial Development Revenue LOC)§	1.17	12/01/2014
Burnsville MN MFHR Berkshire Project Series A Collateralized By FNMA(Multi-Family Housing Revenue LOC)§	1.02	07/15/2030
Burnsville, Minnesota Housing Revenue - Provence LLC Project LOC	1.27	04/01/2004			14,518,000	14,518,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project	1.30	04/02/2004			3,150,000	3,150,000
Cohasset MN Revenue Minnesota Power & Light Company Project Series A ABN AMRO Bank NV LOC(Industrial Development Revenue LOC)§	1.12	06/01/2020
Crystal MN MFHR Crystal Apartments Project Collateralized By FHLB(Multi-Family Housing Revenue LOC)§	1.03	05/01/2027
Dakota County MN CDA MFHR Regatta Commons Project Series A Lasalle Bank NA LOC(Multi-Family Housing Revenue LOC)§	1.22	01/01/2038
Duluth MN Economic Development Authority Health Care Facilities Miller Dwan Medical Center(Healthcare Facilities Revenue LOC)§	1.17	06/01/2019
Eagan MN MFHR Floats PT 1221(Multi-Family Housing Revenue LOC)§	1.08	12/01/2029
Eagle Tax-Exempt Trust CTF 20012301 Class A (Minnesota State)(Property Tax Revenue LOC)§	1.08	10/01/2019
Edina MN MFHR Edina Park Plaza Collateralized By FHLMC(Multi-Family Housing Revenue LOC)§	1.03	12/01/2029
Hopkins MN Independent School District Number 270 Tax Anticipation CTFS(Property Tax Revenue LOC)	1.50	03/18/2005
Mankato MN MFHR Highland Project US Bank Trust NA LOC Remarketed 10/03/00(State & Local Governments LOC)§	1.17	05/01/2027
Maple Grove MN MFHR Basswood Trails Project(Housing Revenue LOC)§	1.02	03/01/2029
Minnesota School Districts Tax & Aid Anticipation Borrowing Program CTFs Series A(Other Revenue LOC)	1.75	08/27/2004
Minnesota State Higher Education Facilities Authority Revenue St Thomas University Series 5l(Educational Facilities Revenue LOC)§	1.05	04/01/2027
Plymouth MN MFHR Lancaster Village Apartments Project Collateralized By FNMA(Housing Revenue LOC)§	1.02	09/15/2031
Red Wing, Minnesota Housing and Redevelopment Authority Revenue - YMCA Red Wing Project LOC	1.23	04/07/2004			300,000	300,000
Rochester MN Health Care	0.94	06/10/2004
Roseville MN Health Care Facilities Revenue Presbyterian Homes Care Project(Healthcare Facilities Revenue Loc)§	1.17	10/01/2029
St Louis Park MN MFHR Newport On Seven Apartments Project Collaterized by FNMA(Multi-Family Housing Revenue LOC)§	1.07	09/15/2031
St Paul MN Housing & Redevelopment Authority Revenue Minnesota Public Radio Project Allied Irish Bank plc LOC (Housing Revenue LOC)§	1.17	05/01/2022
St Paul MN Port Authority District Cooling Revenue Series M Dexia Bank LOC(Transportation Revenue LOC)§	1.17	03/01/2021
St Paul MN Port Authority District Cooling Revenue Series O Dexia Credit Local De France LOC(Transportation Revenue LOC)§	1.17	03/01/2012
St Paul MN Port Authority District Cooling Revenue Series Q Dexia Credit Local De France LOC(Transportation Revenue LOC)§	1.03	03/01/2022
St Paul MN Port Authority District Cooling Revenue Series R Dexia Credit Local De France LOC(Transportation Revenue LOC)§	1.22	03/01/2022
St Paul MN Port Authority Tax Increment Revenue Westgate Office & Industrial Center Project US Bank Trust NA LOC(Transportation Revenue LOC)§	1.08	02/01/2015
University of Minnesota Education Facilities Revenue Intermediate Term Financing Series A(Special Facilities Revenue LOC)§	1.06	01/01/2034
University of Minnesota GO University Revenue(Educational Facilities Revenue LOC)±	1.08	07/01/2021

Total Minnesota				0		17,968,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Mississippi--0.14%
Mississippi Home Corporation SFMR Series 146 GNMA FNMA Insured(Single Family Mortgage Revenue LOC)§	1.12	11/01/2029
Panola County, Mississippi IDR Refunding - Kroger Company Project LOC	1.17	04/01/2004			3,250,000	3,250,000

Total Mississippi				0		3,250,000

Missouri--0.64%
Kansas City MO IDA Revenue Ewing Marion Kauffman Foundation(Other Revenue LOC)§	1.12	04/01/2027
Lees Summit, Missouri MFHR LOC	1.33	04/01/2004			9,000,000	9,000,000
Missouri 2.25% Health and EFA Revenue RAN - Stephens College Project LOC	1.75	04/23/2004			1,000,000	1,000,295
Missouri Health And Education Facility Authority Education Facilities Revenue St Louis University Project Series A(Educational Facilities Revenue LOC)§	1.17	10/01/2009
Missouri Health And Education Facility Authority Revenue Christian Brothers College Series A(Healthcare Facilities Revenue LOC)§	1.17	10/01/2032
Missouri Higher Education Loan Authority Student Loan Revenue Series A Bank of America(Educational Facilities Revenue LOC)§	1.08	12/01/2005

Total Missouri				0		10,000,295

Montana--0.67%
Anaconda Deer Lodge County MT Environmental Facilities Revenue Variable Reference Arco Anaconda Smelter(Pollution Control Revenue LOC)§	1.15	10/01/2037
Montana State Board of Investments Municipal Finance Construction Act-Intercap Program(Other Revenue LOC)±	1.25	03/01/2009
Montana State Board of Investments Municipal Finance Construction-Intercap Program(Other Revenue LOC)±	1.25	03/01/2005
Montana State Board of Investments Municipal Finance Construction-Intercap Program(Other Revenue LOC)±	1.25	03/01/2010

Total Montana				0		0

Nebraska--1.19%
American Public Energy Agency Nebraska Gas Supply Revenue National Public Gas Agency Project Series A(Other Revenue LOC)§	1.07	02/01/2014
Buffalo County, Nebraska IDR - Agrex, Inc. Project LOC	1.10	04/07/2004			3,510,000	3,510,000
Lincoln NE Electric	0.97	04/08/2004
Nuckolls County, Nebraska IDR - Agrex, Inc. Project LOC	1.10	04/07/2004			5,100,000	5,100,000

Total Nebraska				0		8,610,000

Nevada--0.28%
Clark County NV Roc Rr Series II-R-1035 MBIA Insured(Property Tax Revenue LOC)§	1.08	06/01/2021
Nevada Housing Division Multi Unit Housing Series A US Bank NA LOC(Housing Revenue LOC)§	1.08	04/01/2035

Total Nevada				0		0

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

New Jersey--0.12%
New Jersey Educational Facilities Authority Princeton University	0.95	06/07/2004
New Jersey State Transit Corporation CTFs(Lease Revenue LOC)	3.00	10/01/2004

Total New Jersey				0		0

New Mexico--0.31%
Albuquerque NM Industrial Development Revenue Karsten Company New Mexico Project Series A Bank One Arizona NA LOC(Industrial Development Revenue LOC)§	1.22	12/01/2017
Bloomfield NM Healthcare Facilities Revenue Series A Lasalle National Bank LOC(Healthcare Facilities Revenue LOC)§	1.25	11/15/2010
Espanola NM Health Care Revenue Series A Lasalle National Bank LOC(Healthcare Facilities Revenue LOC)§	1.25	11/15/2010
Farmington NM PCR Arizona Public Service Company Series B(Industrial Development Revenue LOC)§	1.10	09/01/2024
Silver City NM Series A Lasalle National Bank LOC(Healthcare Facilities Revenue LOC)§	1.25	11/15/2010

Total New Mexico				0		0

New York--2.09%
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project	1.20	07/01/2004			4,940,000	4,940,000
New York City NY Transitional Financing Authority NYC Recovery Revenue Series 3§	1.12	11/01/2022
New York NY City Housing Development Corporation MFHR First Avenue Development Project Series A(Housing Revenue LOC)§	1.02	10/15/2035
New York State Dorm Authority Revenue State University Education Facilities Series C(Housing Revenue LOC)	5.30	05/15/2009
New York State HFA Revenue Series A(Housing Revenue LOC)§	1.08	05/01/2029
Oneida Indian Nation NY Bank of America NA LOC§	1.02	10/01/2032
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project LOC	1.28	04/01/2004			5,185,000	5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project LOC	1.28	04/01/2004			5,060,000	5,060,000

Total New York				0		15,185,000

North Carolina--1.57%
Charlotte - Mecklenberg Hospital Authority North Carolina Health Care Systems Revenue Series D(Healthcare Facilities Revenue LOC)§	1.00	01/15/2026
Fayetteville NC Public Works Commision Revenue(Utilities Revenue LOC)§	1.03	03/01/2020
Mecklenburg County NC Lease Revenue(Other Revenue LOC)§	1.05	02/01/2016
North Carolina Capital Facilities	0.95	06/10/2004

Total North Carolina				0		0

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

North Dakota--0.41%
North Dakota State Housing Finance Agency Revenue Series B(Housing Revenue LOC)§	1.05	01/01/2034
Ward County ND Health Care Facilities Revenue Trinity Obligation Group Series A US Bank NA LOC(Hospital Revenue LOC)§	1.17	07/01/2029

Total North Dakota				0		0

Ohio--4.11%
Cuyahoga County OH	0.98	05/20/2004
Franklin County OH Hospital Revenue Series II-R-55 Salomon Smith Barnery LOC(Hospital Revenue LOC)§	1.08	06/01/2017			20,000,000	20,000,000
Grove City OH MFHR Regency Arms Apartments Project Collateralized By FNMA(Multi-Family Housing Revenue LOC)§	1.07	06/15/2030
Hamilton County OH Hospital Facilities Revenue Elizabeth Gamble Series B JP Morgan Chase & Company LOC(Healthcare Facilities Revenue LOC)§	0.90	06/01/2027
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project LOC	1.31	04/01/2004			6,980,000	6,980,000
Hamilton County, Ohio Hospital Facilities Revenue - Elizabeth Gamble Project LOC	1.04	04/07/2004			9,800,000	9,800,000
Hamilton County, Ohio Hospital Facilities Revenue LOC	1.12	04/01/2004			11,330,000	11,330,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project LOC	1.17	04/01/2004			3,500,000	3,500,000
Montgomery County, Ohio IDR Refunding - Kroger Company Project LOC	1.17	04/01/2004			4,700,000	4,700,000
Ohio Air Quality Development Authority Revenue Refunding - Cincinnati Gas and Electric Project	1.20	04/07/2004			8,000,000	8,000,000
Ohio State GO Series Rr II-R 206 FGIC Insured(Property Tax Revenue LOC)§	1.08	03/15/2015
Ohio State Higher Education Facilities Revenue Series A(Lease Revenue LOC)§	1.02	09/01/2027
Ohio State Solid Waste Revenue Solid Waste Revenue Bonds (BP Exploration & Oil Inc. Project)(Industrial Development Revenue LOC)§	1.15	02/01/2033
Scioto County OH Hospital Revenue VHA Center Incorporated Series C AMBAC Insured (Hospital Revenue LOC)§	1.05	12/01/2025
Trumbull County, Ohio Health Care Facility Revenue Refunding - Shepherd of the Valley Lutheran Project LOC	1.15	04/01/2004			6,400,000	6,400,000
Warren County OH Health Care Facilities Revenue Otterbein Series A(Healthcare Facilities Revenue LOC)§	1.07	07/01/2021
Warren County OH Industrial Development Revenue Cincinnati Electricity Corporation Project Scotiabank LOC(Industrial Development Revenue LOC)§	1.23	09/01/2015
Warren County OH Industrial Development Revenue Pac Manufacturing Project(Industrial Development Revenue LOC)§	1.22	12/01/2025

Total Ohio				0		70,710,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Oklahoma--2.72%
Muskogee OK Medical Center Authority Revenue Bank of America NA LOC(Health Facilities Financing Authority Revenue LOC)§	1.10	10/01/2032
Oklahoma Development Finance Authority Health Care Revenue Continuing Care Community Project Series C KBC Bank NV LOC(Nursing Home Revenue LOC)§	1.17	02/01/2012
Oklahoma HDA MFHR, Series A LOC	1.21	04/01/2004			25,000,000	25,000,000
Oklahoma HDA MFHR, Series B LOC	1.21	04/01/2004			15,000,000	15,000,000
Oklahoma State HFA Revenue Series 1327 Merrill Lynch Capital LOC(Housing Revenue LOC)§	1.12	03/01/2009
Oklahoma State IDA Tealridge Manor Corporation Project Bank of America NA LOC(Healthcare Facilities Revenue LOC)§	1.10	11/01/2018
Tulsa County OK HFA SFMR GNMA Mortgage Backed Securities Class A Series E(Industrial Development Revenue LOC)§	1.12	07/01/2032			210,000	210,000
Tulsa, Oklahoma Industrial Authority Revenue, St. Johns Physicians Project	1.90	11/01/2004			6,030,000	6,030,000
Tulsa, Oklahoma Industrial Authority Revenue, Tulsa County Housing Fund, Inc. Project, Series 2000 LOC	1.13	04/01/2004			8,300,000	8,300,000
Tulsa, Oklahoma Industrial Authority Revenue, Tulsa County Housing Fund, Inc. Project, Series 2002 LOC	1.13	04/01/2004			11,700,000	11,700,000

Total Oklahoma				0		66,240,000

Oregon--1.31%
Deschutes County OR Series A FSA Insured(Property Tax Revenue LOC)	5.00	06/15/2004
Gilliam County OR Solid Waste Disposal Revenue Waste Management Incorporated Project JP Morgan Chase Bank LOC(Solid Waste Revenue LOC)§	1.08	07/01/2027
Oregon State Tax Anticipation Notes	2.25	11/15/2004
Tri County Metro Transportation District OR Series 142(Transportation Revenue LOC)§	1.05	08/01/2019

Total Oregon				0		0

Other--5.01%
ABN AMRO Leasetops CTFs Tr 2000-2 ABN AMRO Bank NV LOC(Other Revenue LOC)§	1.36	04/01/2005
ABN AMRO Munitops CTFs Tr 1999-1 Munitops Certificates FGIC Insured(Other Revenue LOC)††§	1.12	12/06/2006
ABN AMRO Munitops CTFs Tr 2001-23 MBIA Insured(Property Tax Revenue LOC)§	1.12	12/01/2009
Clipper Brigantine Tax-Exempt Certificates Trust, Series 2000 LOC	1.37	04/01/2004			10,410,000	10,410,000
Clipper Brigantine Tax-Exempt Certificates Trust, Series 2001 LOC	1.37	04/01/2004			5,079,000	5,079,000
Clipper Tax-Exempt Trust COP, Series 1998-2 LOC	1.27	04/01/2004			23,345,000	23,345,000
Clipper Tax-Exempt Trust COP, Series 2003-5 LOC	1.22	04/01/2004			16,200,000	16,200,000
MBIA Capital Corporation Tax-Exempt Grantor Trust LOC	1.17	04/01/2004			5,965,000	5,965,000
Munimae Trust Collaterized By FHLMC(Housing Revenue LOC)§	1.13	12/19/2005
Pitney Bowes Credit Corporation Leasetops Tr Revenue Series 2002-1(Lease Revenue LOC)±	1.27	07/19/2006
Pitney Bowes Credit Corporation Leasetops Trusts Certificates, Series 1999-2 LOC	1.28	04/07/2004			9,254,020	9,254,020
Pitney Bowes Credit Corporation Leasetops Trusts Certificates, Series 2002-1 LOC	1.28	04/07/2004			6,079,972	6,079,973
Puttable Floating Option Tax-Exempt Receipts, Series PPT 1001 LOC	1.14	04/01/2004			7,700,000	7,700,000
Puttable Floating Option Tax-Exempt Receipts, Series PPT 13 LOC	1.22	04/01/2004			5,485,000	5,485,000
Roaring Fork Municipal Products Limited Liability Corporation Series 2000-14 Class A(Other Revenue LOC)§	1.22	06/01/2005
Roaring Fork Municipal Products Limited Liability Corporation Series 2002-6 Class A(Other Revenue LOC)§	1.22	06/01/2034
Sunamerica Trust(General Obligation - School Districts LOC)§	1.22	07/01/2041

Total Other				0		89,517,993

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Pennsylvania--1.89%
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project, Series A LOC	1.30	04/01/2004			3,750,000	3,750,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project, Series B LOC	1.10	08/01/2004			4,000,000	4,000,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project LOC	1.75	12/01/2004			420,000	420,000
Hollidaysburg PA Area School District AMBAC Insured (Property Tax Revenue LOC)	6.50	06/01/2020
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project LOC	1.25	04/01/2004			7,515,000	7,515,000
Pennsylvania Infrastructure Investory Authority Revenue Ln Pool - Series A	2.00	09/01/2004
Pennsylvania State Higher Education Assistance Agency Student Loan Revenue Series A AMBAC Insured (Educational Facilities Revenue LOC)§	1.03	12/01/2025
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Series II R 1005(Sales Tax Revenue LOC)§	1.08	12/01/2015
Philadelphia PA School District Revenue Series S(Property Tax Revenue LOC)	5.25	03/01/2005
Washington County, Pennsylvania Authority Revenue Refunding - Girard Estate Project LOC	1.00	04/01/2004			9,465,000	9,465,000

Total Pennsylvania				0		25,150,000

Puerto Rico 0.40%
Puerto Rico Commonwealth GO LOC	1.07	04/01/2004			11,655,000	11,655,000
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital Revenue	1.02	04/01/2004			1,025,000	1,025,000

Total Puerto Rico				0		12,680,000

Rhode Island--0.03%
Rhode Island Refunding Board Authority State Public Projects Revenue(Lease Revenue LOC)§	1.07	08/01/2005

Total Rhode Island				0		0

South Carolina--1.43%
Charleston County SC School District Tax Anticipation Notes(Property Tax Revenue LOC)	1.25	04/14/2004
Charleston, South Carolina Waterworks And Sewer Revenue Bonds Series 2003a§	1.07	01/01/2033
Piedmont Municipal Power Agency SC Electric Revenue(Electric Revenue LOC)§	1.05	01/01/2022
South Carolina Educational Facilities Authority For Private Nonprofit Insitiutions(College And University Revenue LOC)§	1.10	02/01/2022
South Carolina Housing, Finance and Development Authority MFHR LOC	1.12	04/01/2004			1,120,000	1,120,000
South Carolina Housing Finance And Development Authority Mtg Revenue Series L(Housing Revenue LOC)§	1.17	07/01/2028
South Carolina Jobs Economic Devevelopment Authority Zeuna Staerker USA Incorporated Project(Industrial Development Revenue LOC)§	1.10	12/01/2018
South Carolina State Public Service Authority Revenue(Electric Revenue LOC)§	1.07	01/01/2023

Total South Carolina				0		1,120,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

South Dakota--0.79%
Lawrence County SD Solid Waste Disposal Revenue Homestake Mining Company Series A Chase Manhatten Bank LOC(Industrial Development Revenue LOC)§	1.16	07/01/2032
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 1997	1.30	04/02/2004			11,875,000	11,875,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 2000	1.30	04/02/2004			4,590,000	4,590,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 2001	1.30	04/02/2004			3,975,000	3,975,000

Total South Dakota				0		20,440,000

Tennessee--3.81%
Chattanooga TN Roc Rr Series II-R-1026 MBIA Insured(Property Tax Revenue LOC)§	1.08	10/01/2022
Clarksville TN Public Building Authority Revenue Pooled Financing Tennessee Municipal Bond Funding Bank of America NA LOC(Other Revenue LOC)§	1.10	07/01/2031
Clarksville TN Public Building Authority Revenue Pooled Financing Tennessee Municipal Bond Funding Bank of America NA LOC(Other Revenue LOC)§	1.10	01/01/2033
Jackson TN Energy Authority Wastewater System Revenue FSA Insured(Sewer Revenue LOC)§	1.05	12/01/2022
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, Union University Project LOC	1.17	04/01/2004			3,400,000	3,400,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, University School of Jackson Project, Series 2001 LOC	1.17	04/01/2004			5,700,000	5,700,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, University School of Jackson Project, Series 2003 LOC	1.17	04/01/2004			5,315,000	5,315,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project LOC	1.27	04/01/2004			3,300,000	3,300,000
Metropolitan Government Nashville & Davidson County TN Industrial Development Stewarts Ferry Apartments§	1.05	01/01/2034
Metropolitan Government Nashville Davidson County TN District Energy(Other Revenue LOC)§	1.08	10/01/2022
Montgomery County TN Public Building Authority Pooled Financing Revenue Tennessee County Loan Pool(Other Revenue LOC)§	1.10	04/01/2032
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project LOC	1.17	04/01/2004			3,905,000	3,905,000
Portland TN Health & Education Facilities Board Hospital Revenue Series 322(Hospital Revenue LOC)§	1.15	11/15/2014
Tennessee Housing Development Agency Series H(Housing Revenue LOC)§	1.15	01/01/2021
Volunteer State Student Funding Corporation Tennessee Student Loan Revenue Series A1 State Street Bank & Trust Company LOC(Educational Facilities Revenue LOC)§	1.03	12/01/2023

Total Tennessee				0		21,620,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Texas--10.88%
Austin TX(Property Tax Revenue LOC)	3.00	09/01/2004
Austin TX Utility Systems Revenue Series G Receipts(Utilities Revenue LOC)§	1.07	11/15/2011
Calhoun County TX Solid Waste Disposal Revenue Formosa Plastics Corporation Project Bank of America NA LOC(Solid Waste Revenue LOC)§	1.15	05/01/2025
Cameron TX Ed Corporation Revenue Dallas Jewish Community Foundation Allied Irish Bank plc LOC(Healthcare Facilities Revenue LOC)§	1.08	12/01/2030
Dallas Fort Worth TX International Airport Revenue Rocs II R 268(Industrial Development Revenue LOC)§	1.12	11/01/2033
Eagle Tax-Exempt Trust CTF 20014210 Class A (Dallas TX Area Rapid) AMBAC Insured (Sales Tax Revenue LOC)§	1.08	12/01/2026
Eagle Tax-Exempt Trust CTF 20014302 Class A (Austin TX Electric Utility Systems Revenue) FSA Insured(Power Revenue LOC)§	1.08	11/15/2017
Guadalupe Blanco River Authority TX Pollution Control Revenue Central Power & Light Company(Industrial Development Revenue LOC)§	1.08	11/01/2015
Gulf Coast Industrial Development Authority(Utilities Revenue LOC)§	1.15	04/01/2038
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	1.15	04/01/2004	255,000	255,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Exxon Mobil Project Series A(Industrial Development Revenue LOC)§	1.05	06/01/2030
Gulf Coast Waste Disposal Authority Texas Enviromental Facilities Revenue Exxon Mobil Project(Pollution Control Revenue LOC)§	1.12	12/01/2025
Gulf Coast Waste Disposal Authority TX Environmental Facilities Revenue Exxon Mobil Project(Industrial Development Revenue LOC)§	1.05	06/01/2030
Harris County Hospital	0.98	06/25/2004
Harris County TX	1.00	04/07/2004
Harris County TX(Property Tax Revenue LOC)	3.00	10/01/2004
Harris County TX Health Facilities Development Corporation Revenue YMCA of Greater Houston Area(Other Revenue LOC)§	1.12	07/01/2037
Harris County TX Industrial Development Solid Waste Disposal Revenue(Industrial Development Revenue LOC)§	1.10	04/01/2032
Harris County, Texas Health Facilities Development Corporation Revenue, Series 6 LOC	1.33	04/07/2004			14,655,000	14,655,000
Harris County, Texas Health Facilities Development Corporation Revenue, Series PA 549 LOC	1.19	04/01/2004			8,995,000	8,995,000
Houston Texas GO(Tax Revenue LOC)§	1.10	03/01/2010
Houston TX	0.95	08/12/2004
Houston TX Higher Education Finance Facilities Revenue Floater Receipts Series Sg 139 Societe Generale LOC(Higher Education Facilities Authority Revenue LOC)§	1.07	11/15/2029
Houston TX Water & Sewer Systems Revenue CTFs Series 495 FGIC Insured(Water & Sewer Revenue LOC)§	1.07	12/01/2030

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Houston TX Water & Sewer Systems Revenue Municipal Trust Receipts Series Sg 120(Water & Sewer Revenue LOC)§	1.07	12/01/2023
Katy, Texas Independent School District GO - School Building Project LOC	1.35	04/01/2004	300,000	300,000	14,700,000	14,700,000
Matagorda County, Texas Hospital District Revenue LOC	1.10	04/01/2004			4,100,000	4,100,000
North Central Texas Health Facility Development Corporation Revenue LOC	1.19	04/01/2004			6,010,000	6,010,000
North Central TX Health Facilities Development Corporation Revenue Dallas Jewish Community Foundation Allied Irish Bank plc LOC(Private School Revenue LOC)§	1.08	12/01/2030
Pasadena, Texas Independent School District Revenue LOC	1.35	04/01/2004			7,800,000	7,800,000
Polly Ryon Hospital Authority TX Polly Ryon Memorial Hospital JP Morgan Chase & Company LOC(Hospital Revenue LOC)§	1.02	11/01/2026
San Antonio TX Water Revenue(Water Revenue LOC)§	1.05	05/15/2033
Splendora TX Higher Educational Facilities Corporate Revenue Project Fellowship Christian Project(Other Revenue LOC)§	1.10	01/01/2017
Texas 2.00% TRAN	1.20	08/31/2004			26,190,000	26,276,790
Texas Public Financial Authority	0.95	06/07/2004
Texas State Transportation(Tax Revenue LOC)	2.00	08/31/2004
Travis County TX Health Facilities Development Corporation Health Revenue Series 4 AMBAC Insured (Healthcare Facilities Revenue LOC)§	1.11	11/15/2024
Travis County TX HFA SFMR Series 1287 Collateralized By GNMA(Housing Revenue LOC)§	1.12	09/01/2018
University of Texas	0.95	05/11/2004
University of Texas(General Obligation - School Districts LOC)	0.95	06/30/2004

Total Texas				555,000		82,536,790

Utah--1.30%
Intermountain Power Agency	0.94	04/05/2004
Utah State Board of Regents Student Loan Revenue Series 1988c AMBAC Insured (Educational Facilities Revenue LOC)§	1.03	11/01/2013
Utah State Board of Regents Student Loan Revenue Series 1997R AMBAC Insured (Educational Facilities Revenue LOC)§	1.08	11/01/2031
West Valley, Utah IDR - Johnson Matthey, Inc. Project LOC	1.14	04/01/2004			8,550,000	8,550,000

Total Utah				0		8,550,000

Virginia--1.24%
Alexandria, Virginia Redevelopment and Housing Authority MFHR LOC	1.25	10/07/2004			15,320,000	15,320,000
Loudoun County VA IDA Howard Hughes Medical Institute Series A(Industrial Development Revenue LOC)§	1.09	02/15/2038
Peninsula Ports Authority VA	0.95	05/25/2004
Virginia Beach VA GO(Property Tax Revenue LOC)	5.00	07/15/2004
Virginia Commonwealth Transportation Board Federal Highway Reimbursement Antic Nt. Rev. Bond, 5.50%, 10/01/04	5.50	10/01/2004
Virginia Small Business Financing Authority Revenue Refunding - Virginia Foods Project LOC	1.22	04/07/2004			150,000	150,000
Virginia State Transporation Board Transportation Contract Revenue Northern Virginia Transportation District Project Series A(State & Local Governments LOC)	6.25	05/15/2017

Total Virginia				0		15,470,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Washington--3.52%
Energy Northwest Washington Electric Revenue CTFs Series C FSA Insured(Electric Revenue LOC)§	1.10	01/01/2010
Energy Northwest Washington Electric Revenue Floats Pa 846 FSA Insured(Electric Revenue LOC)§	1.08	01/01/2010
Energy Northwest Washington State Electric Revenue Bond, Project No. 3, Series 2003d3-1(Electric Revenue LOC)§	1.03	07/01/2018
Issaquah WA Community Properties Water Revenue Series A Bank of America NA LOC(Water Revenue LOC)§	1.03	02/15/2021
King County WA School District No 411 Series A(Property Tax Revenue LOC)	5.85	12/01/2011
Kitsap County WA School District No 400 North Kitsap Series Ii-R-1009 FSA Insured(Property Tax Revenue LOC)§	1.08	12/01/2017
Snohomish County WA Public Utility District Series A-1 FSA Insured(Utilities Revenue LOC)§	1.03	12/01/2019
Washington EDFA EDR - Darigold/Westfarm Foods Project LOC	1.22	04/01/2004			1,000,000	1,000,000
Washington State Economic Development Financing Authority Revenue Ace Tank Project US Bank NA LOC(Economic Development Revenue LOC)§	1.12	11/01/2018
Washington State Economic Development Financing Authority Revenue Industrial Development Canam Steel Project Series D(Economic Development Revenue LOC)§	1.20	09/30/2030
Washington State Economic Development Financing Authority Revenue Pioneer Human Serivces Project H(Industrial Development Revenue LOC)§	1.17	09/01/2018
Washington State Economic Development Financing Authority Solid Waste Disposal Revenue Waste Managment Incorporated Project Series D(Pollution Control Revenue LOC)§	1.08	07/01/2027
Washington State HFA MFHR Canyon Lakes Ii Project Pacific Northwest Bank LOC(Housing Revenue LOC)§	1.07	10/01/2019
Washington State Housing Finance Community MFHR Country Club Apts Series A US Bank NA LOC(Housing Revenue LOC)§	1.22	08/01/2032
Washington State Housing Finance Community MFHR Lakewood Meadows Apartments Project Series A Insured By FNMA(Multi-Family Housing Revenue LOC)§	1.07	07/15/2033
Washington State Housing Finance Community MFHR Mill Point Apartments Project Series A US Bank Trust NA LOC(Housing Revenue LOC)§	1.16	01/01/2030
Washington State Housing Finance Community Nonprofit Revenue Annie Wright School Bank of America NA LOC(Housing Revenue LOC)§	1.09	12/01/2023
Washington State Housing Finance Community Nonprofit Revenue Tacoma Art Museum Project Northern Trust Company LOC(Industrial Development Revenue LOC)§	1.17	06/01/2032
Washington State Public Power Supply System Nuclear Project No 1 Revenue Municipal Securities Trust Receipts Series CMC2 Insured By AMBAC (Electric Revenue LOC)§	1.08	01/01/2005
Washington State Public Power Supply System Nuclear Project No 2 Revenue Municipal Securities Trust Receipts Series CMC3 Insured by AMBAC (Electric Revenue LOC)§	1.08	07/01/2007
Washington State Series Sg-37(Other Revenue LOC)§	1.07	07/01/2017
Yakima County WA Public Corporation Revenue Longview Fire Company Project Bank of America NA & SA LOC(Other Revenue LOC)§	1.15	01/01/2018
Yakima County WA Public Corporation Revenue Valley Processing Project Bank of America NA LOC(Industrial Development Revenue LOC)§	1.15	02/01/2015

Total Washington				0		1,000,000

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

West Virginia 0.68%
Harrison County, West Virginia Board of Education MERLOT LOC	1.28	04/07/2004			14,495,000	14,495,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project LOC	1.28	04/07/2004			7,375,000	7,375,000

Total West Virginia				0		21,870,000

Wisconsin--2.99%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue LOC	1.14	04/01/2004			7,015,000	7,015,000
Chilton WI School District Roc Rr Series II-R-1017 FGIC Insured(Property Tax Revenue LOC)§	1.08	04/01/2019
Glendale and River Hills, Wisconsin 1.20% School District TRAN	1.14	08/13/2004			3,000,000	3,000,539
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project LOC	1.10	04/01/2004			4,000,000	4,000,000
Oconomowoc, Wisconsin 1.35% Area School District TRAN	1.31	09/23/2004			6,300,000	6,301,480
State of Wisconsin	0.98	06/03/2004
Waukesha WI School District Tax & Revenue Anticipation Promissory Notes(Educational Facilities Revenue LOC)	1.50	08/23/2004
Wisconsin Housing & Economic Development Authority Home Ownership Revenue Series I FSA Incsured(Housing Revenue LOC)§	1.08	09/01/2032
Wisconsin State Health & Educational Facilities Authority Revenue Alverno College Project(Educational Facilities Revenue LOC)§	1.17	11/01/2017
Wisconsin State Health & Educational Facilities Authority Revenue Gundersen Lutheran Series B(Healthcare Facilities Revenue LOC)§	1.12	12/01/2029
Wisconsin State Health And Educational Facilities Authority Revenue Gundersen Lutheran Series A(Healthcare Facilities Revenue LOC)§	1.12	12/01/2015
Wisconsin State Transportation Revenue Series A(State & Local Governments LOC)	5.50	07/01/2009

Total Wisconsin				0		20,317,019

			Strong Florida Municipal Money Market Fund		Strong TF Money Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Wyoming--1.09%
Campbell County, Wyoming IDR - Powder Basin Properties Project LOC	1.22	04/07/2004			4,700,000	4,700,000
Lincoln County WY PCR Exxon Company Project(Industrial Development Revenue LOC)§	1.10	07/01/2017
Lincoln County WY PCR Exxon Project Series A(Industrial Development Revenue LOC)§	1.10	07/01/2017
Sublette County WY Pollution Control Revenue Exxon Project Series B(Pollution Control Revenue LOC)§	1.05	07/01/2017
Sweetwater County WY Environment Improvement Revenue Bonds(Pollution Control Revenue LOC)§	1.17	11/01/2025
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project	1.12	04/01/2004			11,800,000	11,800,000
Uinta County WY PCR Chevron USA Incorporated Project(Industrial Development Revenue LOC)§	1.10	08/15/2020

Total Wyoming				0		16,500,000

Total Municipal Bonds & Notes (Cost $3,195,665,304)				19,280,000		995,052,433

Total Investments in Securities (Cost $3,195,665,304)--99.79%				19,280,000		995,052,433

Other Assets and Liabilities, Net--0.21%				60,477		1,685,037

Total Net Assets--100.00%				19,340,477		996,737,470

PRO FORMA SCHEDULE OF INVESTMENTS (continued)
March 31, 2004 (Unaudited)

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Municipal Bonds & Notes--99.79%
Alabama--0.67%
Alabama HFA MFHR Refunding - Rime Village Hoover Project LOC			435,000	435,000
Alabama HFA SFMR LOC			280,000	280,000
Mcintosh, Alabama IDB Environmental Revenue Refunding - CIBC Specialty			1,000,000	1,000,000
Montgomery AL Bmc Special Care Facilities Authority Revenue Series 435 (Business Improvement Revenue LOC)§	4,895,000	4,895,000	4,895,000	4,895,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project			15,000,000	15,000,000

Total Alabama		4,895,000		21,610,000

Alaska--2.58%
Alaska Industrial Development and Export Authority, Lot 6 LOC			2,010,000	2,010,000
Alaska Industrial Development and Export Authority, Lot 8 LOC			90,000	90,000
Alaska Industrial Development and Export Authority, Lot 11 LOC			70,000	70,000
Alaska Industrial Development Authority Revenue Providence Medical Office Building Associates Project KBC Bank NV LOC (Healthcare Facilities Revenue LOC)§	1,500,000	1,500,000	1,500,000	1,500,000
Alaska State Housing Finance Corporation Floater Pa 1057 Housing Revenue MBIA Insured (Housing Revenue LOC)§	7,495,000	7,495,000	7,495,000	7,495,000
Alaska State Housing Finance Corporation Housing Revenue Series BB (Other Revenue LOC)§	1,275,000	1,275,000	1,275,000	1,275,000
Valdez AK Marine Terminal Revenue BP Pipelines Incorporated Project Series B (Industrial Development Revenue LOC)§	51,775,000	51,775,000	51,775,000	51,775,000
Valdez AK Marine Terminal Revenue BP Pipelines Incorporated Project Series C (Industrial Development Revenue LOC)§	10,000,000	10,000,000	10,000,000	10,000,000
Valdez AK Marine Terminal Revenue BP Pipelines Incorported Project Series A (Industrial Development Revenue LOC)§	8,400,000	8,400,000	8,400,000	8,400,000

Total Alaska		80,445,000		82,615,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Arizona--1.26%
Arizona School District Tax Anticipation Notes Financing Program CTFs Participation (Other Revenue LOC)	18,600,000	18,645,354	18,600,000	18,645,354
Arizona State University Revenue Series A (College and University Revenue LOC)§	5,700,000	5,700,000	5,700,000	5,700,000
Maricopa County AZ IDA MFHR Refunding Las Gardenias Apartments Project Series A (Housing Revenue LOC)§	2,715,000	2,715,000	2,715,000	2,715,000
Maricopa County AZ IDA MFHR Villas Solanas Apartments Project Series A Bank of Cherry Creek NA LOC (Housing Revenue LOC)§	2,300,000	2,300,000	2,300,000	2,300,000
Maricopa County AZ IDA SFMR (Housing Revenue LOC)§	1,875,000	1,875,000	1,875,000	1,875,000
Phoenix, Arizona IDA MFHR LOC(a)			3,545,000	3,545,000
Pima County AZ IDA Revenue Lease Purchase (Industrial Development Revenue LOC)§	5,615,000	5,615,000	5,615,000	5,615,000

Total Arizona		36,850,354		40,395,354

Arkansas--0.08%
Arkansas State Development Finance Authority SFMR Series II Collateralized By GNMA FNMA (Single Family Housing Revenue LOC)§	2,645,000	2,645,000	2,645,000	2,645,000

Total Arkansas		2,645,000		2,645,000

California--5.91%
California HFA Revenue Home Mortgage Series U (Housing Revenue LOC)§	3,300,000	3,300,000	3,300,000	3,300,000
California Higher Education Loan Authority Incorporated Student Loan Revenue Series A State Street B&T Company LOC (Educational Facilities Revenue LOC)±	4,000,000	4,000,000	4,000,000	4,000,000
California Municipal Securities Trust Receipts GO LOC			13,500,000	13,500,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project, Series E LOC			4,300,000	4,300,000
California PCFA PCR Refunding - Pacific Gas & Electric Corporation Project, Series F LOC			35,600,000	35,600,000
California State Department of Water Resources Series B-2 (Electric Revenue LOC)§	17,355,000	17,355,000	17,355,000	17,355,000
California State Department Water Reserve & Power Supply Revenue Series B-1 Bank of New York LOC (Power Revenue LOC)§	29,700,000	29,700,000	29,700,000	29,700,000
Hayward CA MFHR Shorewood Series A FGIC Insured Remarketed 03/17/94 (Multi-Family Housing Revenue LOC)§	4,000,000	4,000,000	4,000,000	4,000,000
Lancaster, California Redevelopment Agency MFHR LOC			16,000,000	16,000,000
Las Virgenes CA Unified School District FSA Insured (Educational Facilities Revenue LOC)±	4,000,000	4,000,000	4,000,000	4,000,000
MSR Public Power Agency CA Utility Tax Revenue San Juan Project Series F MBIA Insured (Power Revenue LOC)§	5,950,000	5,950,000	5,950,000	5,950,000
Orange County CA Water District Series 2003A Lloyds LOC (Water Revenue LOC)§	215,000	215,000	215,000	215,000
Port of Oakland CA	2,400,000	2,400,000	2,400,000	2,400,000
San Bernardino County CA Tran (State & Local Governments LOC)	19,000,000	19,032,785	19,000,000	19,032,785

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

San Diego, California Public Facilities Financing Authority Lease Revenue, Series B LOC			13,000,000	13,000,000
San Diego, California Public Facilities Financing Authority Lease Revenue, Series C LOC(a)			6,000,000	6,000,000
Santa Clara County CA MFHR Foxchase Apartments Project Series E FGIC Insured Remarketed 03/17/94 (Multi-Family Housing Revenue LOC)§	8,300,000	8,300,000	8,300,000	8,300,000
US Bancorp Project Funding Trust Series A (Municipal LOC)††§	2,743,500	2,743,500	2,743,500	2,743,500

Total California		100,996,285		189,396,285

Colorado--3.98%
Arvada County CO Water Enterprises Revenue FSA Insured (Water Revenue LOC)§	1,900,000	1,900,000	1,900,000	1,900,000
Aspen Valley Hospital District Revenue LOC			4,750,000	4,750,000
Bachelor Gulch Metropolitan District of Colorado GO LOC			3,000,000	3,000,000
Broomfield Village, Colorado Metropolitan District Number 2 Special Obligation Revenue Refunding LOC			4,000,000	4,000,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement LOC			2,549,000	2,549,000
Colorado Department of Transporation Revenue Putters Series 249z AMBAC Insured (Transportation Revenue LOC)§	2,015,000	2,015,000	2,015,000	2,015,000
Colorado Educational and Cultural Facilities Authority Revenue - Charter School Challenge Project LOC			3,475,000	3,475,000
Colorado HFA AMT MFHR Project Class I Series B-3 Collateralized By FHLB (Multi-Family Housing Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Denver CO Health & Hospital Authority Healthcare Revenue Series B Bank One Colorado NA LOC (Healthcare Facilities Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement LOC			8,085,000	8,085,000
Fitzsimons Redevelopment Authority Colorado Revenue University Physicians Incorporated Allied Irish Bank plc LOC (Educational Facilities Revenue LOC)§	18,000,000	18,000,000	18,000,000	18,000,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project LOC			745,000	745,000
Moffat County PCR Pacificorp Project§	10,200,000	10,200,000	10,200,000	10,200,000
Park Creek, Colorado Metropolitan District Revenue LOC			43,000,000	43,000,000
Pitkin County CO Industrial Development Revenue Aspen Skiing Project Series A Bank One NA LOC (Industrial Development Revenue LOC)§	11,300,000	11,300,000	11,300,000	11,300,000
Triview, Colorado Metropolitan District Refunding and Improvement LOC			3,650,000	3,650,000
US Bancorp Project Funding Trust Series A (Depository Institutions LOC)††§	6,812,500	6,812,500	6,812,500	6,812,500

Total Colorado		54,227,500		127,481,500

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Connecticut--0.42%
Connecticut Health & Education	9,800,000	9,800,000	9,800,000	9,800,000
Northeast Tax-Exempt Bond Grantor Trust Certificates LOC			3,630,000	3,630,000

Total Connecticut		9,800,000		13,430,000

Delaware--0.49%
Kent County Student Housing Revenue§	15,600,000	15,600,000	15,600,000	15,600,000

Total Delaware		15,600,000		15,600,000

District of Columbia 0.46%
District of Columbia GO Refunding LOC			12,000,000	12,000,000
District of Columbia Tobacco Financing Corporation LOC			2,845,000	2,845,000

Total District of Columbia		0		14,845,000

Florida--5.64%
Alachua County FL Health Facilities Authority Oak Hammock University of Florida Project Series A BNP Paribas LOC (Healthcare Facilities Revenue LOC)§	7,200,000	7,200,000	7,200,000	7,200,000
Broward County, Florida Health Facilities Authority Revenue Refunding - John Knox Village Project LOC			18,800,000	18,800,000
Broward County, Florida HFA MFHR - Sanctuary Cove Apartments Project LOC			265,000	265,000
Broward County, Florida HFA MFHR LOC			9,195,000	9,195,000
Capital Projects Finance Authority FL Glenridge ON Palmer Ranch Series C Bank of Scotland LOC (Healthcare Facilities Revenue LOC)§	7,000,000	7,000,000	7,000,000	7,000,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project LOC			3,000,000	3,000,000
Collier County, Florida Health Facilities Authority Revenue - Cleveland Clinic Health Project LOC			1,000,000	1,000,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project LOC			3,850,000	3,850,000
Dade County FL School District (Property Tax Revenue LOC)	5,150,000	5,210,105	5,150,000	5,210,105
Dade County, Florida IDA IDR, Dolphins Stadium Project, Series A LOC			375,000	375,000
Dade County, Florida IDA IDR, Dolphins Stadium Project, Series C LOC			750,000	750,000
Dade County, Florida IDA IDR, U.S. Holdings, Inc. Project LOC			750,000	750,000
Eagle Tax-Exempt Trust CTF 20010906 Class A (Florida State Board of Education Lottery Revenue Series B) FGIC Insured (Other Revenue LOC)§	9,000,000	9,000,000	9,000,000	9,000,000
Escambia County FL Housing Finance Authority SFMR CTFs Series B (Single Family Mortgage Revenue LOC)§	2,150,000	2,150,000	2,150,000	2,150,000
Escambia County FL Housing Finance Authority SFMR Floats Pt 1228 (Single Family Mortgage Revenue LOC)§	750,000	750,000	1,700,000	1,700,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding LOC			2,850,000	2,850,000
Florida HFA LOC			1,440,000	1,440,000
Florida HFC MFHR - Stone Harbor Apartments Project LOC			860,000	860,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake Project LOC			100,000	100,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project LOC			1,100,000	1,100,000
Fort Lauderdale, Florida Revenue - Pine Crest Preparatory School Project LOC			4,000,000	4,000,000
Gainesville and Hall Counties, Georgia Development Authority Revenue - Senior Living Facility-Lanier Village Project LOC			20,750,000	20,750,000
Hillsborough County FL	8,000,000	8,000,000	8,000,000	8,000,000
Hillsborough County FL	6,250,000	6,250,000	6,250,000	6,250,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project LOC			4,350,000	4,350,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project LOC			500,000	500,000
Ithaka Partners II Trust Certificates LOC			1,833,719	1,833,719
Jackson County, Florida PCR Refunding - Gulf Power Company Project			2,000,000	2,000,000
Jacksonville FL Economic Development Health Care Facilities Revenue±	4,400,000	4,400,000	4,400,000	4,400,000
Jacksonville, Florida Economic Development Commission IDR, STI Project LOC			2,925,000	2,925,000
Jacksonville, Florida Economic Development Commission IDR, Tremron Jacksonville Project LOC			1,060,000	1,060,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C. Taylor Foundation Project LOC			150,000	150,000
Lee County, Florida Capital and Transportation Facilities Revenue LOC			5,285,000	5,285,000
Lee County, Florida IDA Healthcare Facilities Revenue Refunding - Hope Hospice Project LOC			8,400,000	8,400,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project LOC			1,000,000	1,000,000
Nassau County, Florida PCR - Rayonier Project LOC			435,000	435,000
Orange County FL IDA Industrial Development Revenue Central Florida YMCA Project Series A Bank of America NA LOC (Industrial Development Revenue LOC)§	1,750,000	1,750,000	1,750,000	1,750,000
Orange County, Florida Health Facilities Authority Revenue LOC			7,080,000	7,080,000
Orange County, Florida IDA Revenue - Jewish Federation of Greater Orlando Project LOC			1,200,000	1,200,000
Palm Beach County FL Zoological Society Incorporated Project Northern Trust Company LOC (Recreational Facilities Revenue LOC)§	5,500,000	5,500,000	5,500,000	5,500,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Saint Lucie County, Florida PCR			2,800,000	2,800,000
Sarasota County, Florida Utility Systems Revenue LOC			2,210,000	2,210,000
Sunshine State Governmental Financing Commission Revenue (Other Revenue LOC)§	10,400,000	10,400,000	10,400,000	10,400,000
Tampa, Florida Revenue - Tampa Prep School Project LOC			1,050,000	1,050,000
Volusia County, Florida HFA MFHR - Sun Pointe Apartments Project LOC			175,000	175,000

Total Florida		67,610,105		180,098,824

Georgia--1.13%
Clayton County GA Development Authority Industrial Development Revenue Blue Circle Aggregates Incorporated Danske Bank LOC (Industrial Development Revenue LOC)§	5,300,000	5,300,000	5,300,000	5,300,000
Eagle Tax-Exempt Trust CTF 20001003 Class A (Atlanta GA Airport Revenue Series A) FGIC Insured (Airport Revenue LOC)§	4,270,000	4,270,000	4,270,000	4,270,000
Fulton de Kalb GA Hospital Authority Hospital Revenue Rocs Rr II R 2074 (Healthcare Facilities Revenue LOC)§	5,305,000	5,305,000	5,305,000	5,305,000
Gainesville & Hall County GA Development Authority Individual Exempt Facilities Revenue Spout Springs Water LLC Project Bank of America Na LOC (Other Revenue LOC)§	4,400,000	4,400,000	4,400,000	4,400,000
Georgia Local Government CTFs Participation Series K (General Obligation - Political Subdivision LOC)§	13,440,000	13,440,000	13,440,000	13,440,000
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project LOC			3,500,000	3,500,000

Total Georgia		32,715,000		36,215,000

Hawaii--0.67%
Eagle Tax-Exempt Trust CTF 20011101 Class A (Hawaii State Highway Revenue) FSA Insured (Toll Road Revenue LOC)§	8,000,000	8,000,000	8,000,000	8,000,000
Honolulu HI City & County Tax Revenue Series C FGIC Insured (Property Tax Revenue LOC)±	13,500,000	13,500,000	13,500,000	13,500,000

Total Hawaii		21,500,000		21,500,000

Idaho--1.11%
Ada & Canyon Countys ID Jt School District #2 Meridan SBG Insured (Property Tax Revenue LOC)	3,000,000	3,015,636	3,000,000	3,015,636
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project LOC			2,500,000	2,500,000
Idaho Housing & Financial Assistance Housing Revenue Balmoral Apartments II Development Project US Bank NA LOC (Housing Revenue LOC)§	3,050,000	3,050,000	3,050,000	3,050,000
Idaho State Tax Anticipation Notes (Property Tax Revenue LOC)	27,000,000	27,079,025	27,000,000	27,079,025

Total Idaho		33,144,661		35,644,661

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Illinois--8.12%
Chicago IL Board of Education CTFs Series A (Property Tax Revenue LOC)§	5,000,000	5,000,000	5,000,000	5,000,000
Chicago IL Board of Education ROC Series II-R_139 AMBAC Insured (Property Tax Revenue LOC)§	6,050,000	6,050,000	6,050,000	6,050,000
Chicago IL Economic Development Revenue Crane Carton Company Project Bankers Trust Company LOC (Economic Development Revenue LOC)§	1,500,000	1,500,000	1,500,000	1,500,000
Chicago, Illinois Gas Supply Revenue Refunding - Peoples Gas, Ltd. Project			7,000,000	7,000,000
Chicago IL Park District ROC RR Series II-R-4018 AMBAC Insured (State & Local Government LOC)§	5,450,000	5,450,000	5,450,000	5,450,000
Chicago IL Public Building Commission Eagle 20030015 Class A FGIC Insured (Lease Revenue LOC)§	2,800,000	2,800,000	2,800,000	2,800,000
Chicago IL Sales Tax Revenue Series Sg 131 FGIC Insured (Sales Tax Revenue LOC)§	5,700,000	5,700,000	5,700,000	5,700,000
Cook County IL CTFs Series 458 FGIC Insured (Property Tax Revenue LOC)§	3,747,000	3,747,000	3,747,000	3,747,000
Eagle Tax-Exempt Trust CTF 20021301 Class A (Illinois State) FGIC Insured (Other Revenue LOC)§	5,125,000	5,125,000	5,125,000	5,125,000
Eagle Tax-Exempt Trust CTF 20021303 Class A (Cook County Il Series C) AMBAC Insured (Property Tax Revenue LOC)§	18,025,000	18,025,000	18,025,000	18,025,000
Eagle Tax-Exempt Trust CTF 20021304 Class A (Illinois State) FGIC Insured (Other Revenue LOC)§	4,000,000	4,000,000	4,000,000	4,000,000
East Peoria, Illinois CDR Refunding - Kroger Company Project LOC			3,125,000	3,125,000
Elgin IL Industrial Development Revenue Gemini Mouldings Project Lasalle Bank NA LOC (Industrial Development Revenue LOC)§	1,290,000	1,290,000	1,290,000	1,290,000
Elmhurst IL Industrial Development Revenue John Sakash Company Incorporated Project Lasalle Bank NA LOC (Industrial Development Revenue LOC)§	200,000	200,000	200,000	200,000
Illinois Development Finance Authority Revenue Christian Heritage Academy US Bank NA LOC (Private School Revenue LOC)§	4,980,000	4,980,000	4,980,000	4,980,000
Illinois Educational Facilities Authority Revenue Newberry Library Northern Trust Company LOC (Other Revenue LOC)§	190,000	190,000	190,000	190,000
Illinois Educational Facilities Authority Revenue St Xavier University Project Series A Lasalle Bank NA LOC (College And University Revenue LOC)§	4,705,000	4,705,000	4,705,000	4,705,000
Illinois Educuational Facilities Authority Revenue Cultural Pooled Financing American National B&T LOC (College And University Revenue LOC)§	6,700,000	6,700,000	6,700,000	6,700,000
Illinois Health Facilities Authority	5,000,000	5,000,000	5,000,000	5,000,000
Illinois Health Facilities Authority Revenue Memorial Medical Center Series C Kredietbank NV LOC (Healthcare Facilities Revenue LOC)§	5,000,000	5,000,000	5,000,000	5,000,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Illinois Health Facilities Authority Revenue Northwestern Memorial Hospital (Healthcare Facilities Revenue LOC)§	19,900,000	19,900,000	19,900,000	19,900,000
Illinois Health Facilities Authority Revenue Revolving Fund Pooled Financing Bank One NA LOC (Healthcare Facilities Revenue LOC)§	3,600,000	3,600,000	3,600,000	3,600,000
Illinois Health Facilities Authority Revenue Silver Cross Hospital & Medical Series A Fifth Third Bank LOC (Healthcare Facilities Revenue LOC)§	18,400,000	18,400,000	18,400,000	18,400,000
Illinois Health Facilities Authority University of Chicago Hospitals (Healthcare Facilities Revenue LOC)§	11,365,000	11,365,000	11,365,000	11,365,000
Illinois Housing Development Authority MFHR Lakeshore Plaza Series A MBIA Insured (Multi-Family Housing Revenue Loc)§	7,500,000	7,500,000	7,500,000	7,500,000
Illinois Industrial Development Finance Authority Revenue Recovery Income Project Bank of America NA LOC (Industrial Development Revenue LOC)§	1,495,000	1,495,000	1,495,000	1,495,000
Illinois State CTFs Series G (General Obligation - States, Territories LOC)§	7,530,000	7,530,000	7,530,000	7,530,000
Illinois State Sales Tax Revenue Municipal Trust Receipts Series Sg-9 (Sales Tax Revenue LOC)§	4,300,000	4,300,000	4,300,000	4,300,000
Lakemoor, Illinois MFHR, Series A LOC			35,860,000	35,860,000
Lakemoor, Illinois MFHR, Series B LOC			37,335,486	37,335,486
Lombard IL IDA Revenue 2500 Higland Avenue Project Mid-America Federal Savings & Loan LOC (Industrial Development Revenue LOC)§	6,800,000	6,800,000	6,800,000	6,800,000
Orland Hills IL MFHR Series A Lasalle National Bank LOC (Housing Revenue LOC)§	6,000,000	6,000,000	6,000,000	6,000,000
Schaumberg IL MFHR Windsong Apartments Project Lasalle National Bank LOC (Multi-Family Housing Revenue LOC)§	1,200,000	1,200,000	1,200,000	1,200,000
Warren County IL Industrial Project Revenue Monmouth College Project Allied Irish Bank plc LOC (College And University Revenue LOC)§	3,185,000	3,185,000	3,185,000	3,185,000

Total Illinois		176,737,000		260,057,486

Indiana--2.31%
Indiana 2.00% Bond Bank Special Program Revenue LOC			10,244,000	12,501,138
Indiana HFFA Revenue Capital Access Comerica Bank LOC (Healthcare Facilities Revenue LOC)§	400,000	400,000	400,000	400,000
Indiana HFFA Revenue Fayette Memorial Hospital Association Series B Fifth Third Bank LOC (Healthcare Facilities Revenue LOC)§	3,965,000	3,965,000	3,965,000	3,965,000
Indiana State Housing Finance Authority MFHR Pedcor Investments Series A Collateralized By FHLB (Multi-Family Housing Revenue LOC)§	8,398,000	8,398,000	8,398,000	8,398,000
Indianapolis, Indiana Airport Facility Revenue, Series C LOC			3,970,000	3,970,000
Indianapolis, Indiana Airport Facility Revenue, Series F LOC			7,000,000	7,000,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Indianapolis IN Economic Development Revenue Jewish Federation Campus Fifth Third Bank LOC (Economic Development Revenue LOC)§	1,750,000	1,750,000	1,750,000	1,750,000
Indianapolis In Gas Utility Revenue Series A AMBAC Insured (Utilities Revenue LOC)	2,000,000	2,056,230	2,000,000	2,056,230
Indianapolis IN MFHR Crossing Partners Project AIG Guaranty LOC (Multi-Family Housing Revenue LOC)§	8,700,000	8,700,000	8,700,000	8,700,000
Indianapolis School Building Corporation First Mortgage State Aid Withholding LOC (Lease Revenue LOC)	1,000,000	1,034,954	1,000,000	1,034,954
Richmond IN Hospital Authority Revenue Reid Hospital & Health Care Project (Healthcare Facilities Revenue LOC)§	14,135,000	14,135,000	14,135,000	14,135,000
Whiting IN Environmental Facilities Revenue BP Products Project Series C (Industrial Development Revenue LOC)§	9,980,000	9,980,000	9,980,000	9,980,000

Total Indiana		50,419,184		73,890,322

Iowa--1.29%
Iowa Finance Authority Economic Development Revenue Lasalle Bank NA LOC (Economic Development Revenue LOC)§	3,130,000	3,130,000	3,130,000	3,130,000
Iowa Finance Authority Health Care Facilities Revenue St Lukes Health Series A General Electric Capital Corporation LOC (Healthcare Facilities Revenue LOC)§	6,100,000	6,100,000	6,100,000	6,100,000
Iowa Finance Authority MFHR Cedarwood Hills Project Series A Collateralized By FHLMC (Multi-Family Housing Revenue LOC)§	2,960,000	2,960,000	2,960,000	2,960,000
Iowa Finance Authority Private College Revenue Drake University Project Firstar Bank LOC (College And University Revenue LOC)§	3,000,000	3,000,000	3,000,000	3,000,000
Iowa Finance Authority SFHR CTFs Series N (Single Family Housing Revenue LOC)§	11,945,000	11,945,000	11,945,000	11,945,000
Iowa Higher Education Loan Authority Revenue Private College Facilities Grand View Project Firstar Bank NA LOC (College And University Revenue LOC)§	3,190,000	3,190,000	3,190,000	3,190,000
Iowa Higher Education Loan Authority Revenue Private Colleges Ambrose (College and University Revenue LOC)§	5,800,000	5,800,000	5,800,000	5,800,000
Oskaloosa IA Private School Facility Revenue William Penn University Project US Bank NA LOC (Private School Revenue LOC)§	2,715,000	2,715,000	2,715,000	2,715,000
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project			2,620,000	2,620,000

Total Iowa		38,840,000		41,460,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Kansas--1.02%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project			7,500,000	7,500,000
Kansas State Development Finance Authority MFHR Bluffs Olathe Apartments Project Series X (Multi-Family Housing Revenue LOC)§	9,500,000	9,500,000	9,500,000	9,500,000
Kansas State Development Finance Authority Revenue Vlg Shalom Obligation Group Series BB (Healthcare Facilities Revenue LOC)§	9,000,000	9,000,000	9,000,000	9,000,000
Lenexa KS MFHR Series 1020 (Housing Revenue LOC)§	4,975,000	4,975,000	4,975,000	4,975,000
Sedgwick & Shawnee Countys KS SFHR Floats Pt 1188 Merrill Lynch Capital Services LOC (Single Family Housing Revenue LOC)§	1,650,000	1,650,000	1,650,000	1,650,000

Total Kansas		25,125,000		32,625,000

Kentucky--0.52%
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project LOC			14,685,000	14,685,000
Louisville & Jefferson County KY Metropolitan Sewer District Sewer And Drain System Series A (Sewer Revenue LOC)	2,000,000	2,018,767	2,000,000	2,018,767

Total Kentucky		2,018,767		16,703,767

Louisiana--1.83%
Ernest N Morial-New Orleans LA Exhibit Hall Authority Special Tax Series A46 (Special Tax Revenue LOC)§	5,000,000	5,000,000	5,000,000	5,000,000
Jefferson Parish LA Home Mortgage Authority Floats Pt 229 Collateralized by GNMA FNMA (Housing Revenue LOC)§	2,510,000	2,510,000	2,510,000	2,510,000
Lake Charles LA Harbor and Terminal District Port Facilities (Industrial Development Revenue LOC)§	6,500,000	6,500,000	6,500,000	6,500,000
Louisiana Public Facilities Authority	5,000,000	5,000,000	5,000,000	5,000,000
Louisiana Public Facilities Authority Revenue LOC			4,160,000	4,160,000
Louisiana Public Facilities Authority Revenue Series II-R-192 (Healthcare Facilities Revenue LOC)§	5,620,000	5,620,000	5,620,000	5,620,000
Plaquemines LA Port Harbor & Terminal District Port Facilities Revenue International Marine Term Project Series B Kreditbank NV LOC (Harbor Department Revenue LOC)±	5,740,000	5,740,000	5,740,000	5,740,000
Plaquemines LA Port Harbor & Terminal District Port Facilities Revenue International Marine Terminal Project Series A Kreditbank NV LOC (Transportation Revenue LOC)±	6,150,000	6,150,000	6,150,000	6,150,000
Plaquemines Parish LA Environmental Resource Bonds British Petroleom§	11,000,000	11,000,000	11,000,000	11,000,000
Plaquemines Parish LA Environmental Revenue BP Exploration & Oil Incorporated Project (Pollution Control Revenue LOC)§	7,000,000	7,000,000	7,000,000	7,000,000

Total Louisiana		54,520,000		58,680,000

Maine--0.63%
Maine State Tax Anticipation Notes (State & Local Governments LOC)	20,100,000	20,146,538	20,100,000	20,146,538

Total Maine		20,146,538		20,146,538

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Maryland--0.44%
Maryland Health & Higher Education	9,000,000	9,000,000	9,000,000	9,000,000
Maryland State Community Development Administration Department Housing & Community Development (Housing Revenue LOC)±	4,995,000	4,995,000	4,995,000	4,995,000

Total Maryland		13,995,000		13,995,000

Massachusetts--3.15%
Canton MA Housing Authority MFHR Canton Arboretum Apartments Collateralized By FNMA (Multi-Family Housing Revenue LOC)§	3,270,000	3,270,000	3,270,000	3,270,000
Massachusetts Health & Educational Facilities Authority Harvard University Issue Series Ee	13,000,000	13,000,000	13,000,000	13,000,000
Massachusetts Health & Educational Facilities Authority Harvard University Issue Series Ee	17,000,000	17,000,000	17,000,000	17,000,000
Massachusetts Health & Educational Facilities Authority Havard University Issue	28,000,000	28,000,000	28,000,000	28,000,000
Massachusetts Industrial Finance Agency IDR - Portland Causeway Project LOC			2,600,000	2,600,000
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project LOC			10,000,000	10,000,000
Massachusetts Municipal Wholesale Electric Company Power Supply System Revenue (Pre-Refunded to $102 on 7/01/04) LOC			9,900,000	10,212,993
Massachusetts St Health & Edl Facs Auth Rev Revenue Bonds Series 2000 (Educational Facilities Revenue LOC)§	6,900,000	6,900,000	6,900,000	6,900,000
Massachusetts State GO FSA Insured (Other Revenue LOC)§	7,495,000	7,495,000	7,495,000	7,495,000
Massachusetts State Health & Educational Facilities Authority Revenue Capital Asset Program Series C (Educational Facilities Revenue LOC)§	2,500,000	2,500,000	2,500,000	2,500,000

Total Massachusetts		78,165,000		100,977,993

Michigan--2.83%
Birmingham, Michigan EDC Revenue - Brown Street Project LOC			805,000	805,000
Detroit MI City School District Eagle-20026014 Class A FGIC Insured (Property Tax Revenue LOC)§	7,200,000	7,200,000	7,200,000	7,200,000
Detroit MI Sewer Disposal Revenue Series II-R-103 FGIC Insured (Sewer Revenue LOC)§	3,400,000	3,400,000	3,400,000	3,400,000
Farmington Hills MI Hospital Finance Authority Hospital Revenue Botsford General Hospital Series B MBIA Insured (Healthcare Facilities Revenue LOC)§	1,000,000	1,000,000	1,000,000	1,000,000
Greater Detroit Resources Recovery Authority Revenue LOC			4,620,000	4,620,000
Livonia MI Public School District (Property Tax Revenue LOC)§	8,900,000	8,900,000	8,900,000	8,900,000
Macomb County MI Hospital Finance Authority Revenue Mount Clemens General Hospital Series A-1 Comerica Bank LOC (Healthcare Facilities Revenue LOC)§	4,370,000	4,370,000	4,370,000	4,370,000
Michigan State	36,000,000	36,182,030	36,000,000	36,182,030

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Michigan State Building Authority Revenue (Lease Revenue LOC)§	4,300,000	4,300,000	4,300,000	4,300,000
Michigan State Building Authority Revenue Series I (Tax Revenue LOC)	3,500,000	3,572,903	3,500,000	3,572,903
Michigan State Grant Anticipation Notes Series B (Other Revenue LOC)§	1,700,000	1,700,000	1,700,000	1,700,000
Michigan State Higher Education Loan Revenue Series XII B AMBAC Insured (Educational Facilities Revenue LOC)§	2,100,000	2,100,000	2,100,000	2,100,000
Michigan State Housing Development Authority MFHR Berrien Woods Iii Project Series A Lansing Bank (Multi-Family Housing Revenue LOC)§	4,950,000	4,950,000	4,950,000	4,950,000
Michigan State Housing Development Authority Rental Housing Revenue Series A MBIA Insured (Housing Revenue LOC)§	3,600,000	3,600,000	3,600,000	3,600,000
Michigan State Strategic Fund Limited Obligation Revenue Detroit Symphony Project Series B Michigan National Bank LOC (Industrial Development Revenue LOC)§	3,950,000	3,950,000	3,950,000	3,950,000

Total Michigan		85,224,933		90,649,933

Minnesota--2.63%
Brooklyn Center Minnesota Brookdale Corporation Ii Project Industrial Revenue Firstar Bank NA LOC (Industrial Development Revenue LOC)§	100,000	100,000	100,000	100,000
Burnsville MN MFHR Berkshire Project Series A Collateralized By FNMA (Multi-Family Housing Revenue LOC)§	3,570,000	3,570,000	3,570,000	3,570,000
Burnsville, Minnesota Housing Revenue - Provence LLC Project LOC			14,518,000	14,518,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project			3,150,000	3,150,000
Cohasset MN Revenue Minnesota Power & Light Company Project Series A ABN AMRO Bank NV LOC (Industrial Development Revenue LOC)§	5,000	5,000	5,000	5,000
Crystal MN MFHR Crystal Apartments Project Collateralized By FHLB (Multi-Family Housing Revenue LOC)§	950,000	950,000	950,000	950,000
Dakota County MN CDA MFHR Regatta Commons Project Series A Lasalle Bank NA LOC (Multi-Family Housing Revenue LOC)§	150,000	150,000	150,000	150,000
Duluth MN Economic Development Authority Health Care Facilities Miller Dwan Medical Center (Healthcare Facilities Revenue LOC)§	900,000	900,000	900,000	900,000
Eagan MN MFHR Floats PT 1221 (Multi-Family Housing Revenue LOC)§	5,820,000	5,820,000	5,820,000	5,820,000
Eagle Tax-Exempt Trust CTF 20012301 Class A (Minnesota State) (Property Tax Revenue LOC)§	1,550,000	1,550,000	1,550,000	1,550,000
Edina MN MFHR Edina Park Plaza Collateralized By FHLMC (Multi-Family Housing Revenue LOC)§	10,655,000	10,655,000	10,655,000	10,655,000
Hopkins MN Independent School District Number 270 Tax Anticipation CTFS (Property Tax Revenue LOC)	1,500,000	1,507,140	1,500,000	1,507,140

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Mankato MN MFHR Highland Project US Bank Trust NA LOC Remarketed 10/03/00 (State & Local Governments LOC)§	1,485,000	1,485,000	1,485,000	1,485,000
Maple Grove MN MFHR Basswood Trails Project (Housing Revenue LOC)§	350,000	350,000	350,000	350,000
Minnesota School Districts Tax & Aid Anticipation Borrowing Program CTFs Series A (Other Revenue LOC)	20,600,000	20,666,058	20,600,000	20,666,058
Minnesota State Higher Education Facilities Authority Revenue St Thomas University Series 5l (Educational Facilities Revenue LOC)§	900,000	900,000	900,000	900,000
Plymouth MN MFHR Lancaster Village Apartments Project Collateralized By FNMA (Housing Revenue LOC)§	715,000	715,000	715,000	715,000
Red Wing, Minnesota Housing and Redevelopment Authority Revenue - YMCA Red Wing Project LOC			300,000	300,000
Rochester MN Health Care	2,000,000	2,000,000	2,000,000	2,000,000
Roseville MN Health Care Facilities Revenue Presbyterian Homes Care Project (Healthcare Facilities Revenue Loc)§	650,000	650,000	650,000	650,000
St Louis Park MN MFHR Newport On Seven Apartments Project Collaterized by FNMA (Multi-Family Housing Revenue LOC)§	50,000	50,000	50,000	50,000
St Paul MN Housing & Redevelopment Authority Revenue Minnesota Public Radio Project Allied Irish Bank plc LOC (Housing Revenue LOC)§	800,000	800,000	800,000	800,000
St Paul MN Port Authority District Cooling Revenue Series M Dexia Bank LOC (Transportation Revenue LOC)§	3,700,000	3,700,000	3,700,000	3,700,000
St Paul MN Port Authority District Cooling Revenue Series O Dexia Credit Local De France LOC (Transportation Revenue LOC)§	725,000	725,000	725,000	725,000
St Paul MN Port Authority District Cooling Revenue Series Q Dexia Credit Local De France LOC (Transportation Revenue LOC)§	1,200,000	1,200,000	1,200,000	1,200,000
St Paul MN Port Authority District Cooling Revenue Series R Dexia Credit Local De France LOC (Transportation Revenue LOC)§	100,000	100,000	100,000	100,000
St Paul MN Port Authority Tax Increment Revenue Westgate Office & Industrial Center Project US Bank Trust NA LOC (Transportation Revenue LOC)§	550,000	550,000	550,000	550,000
University of Minnesota Education Facilities Revenue Intermediate Term Financing Series A (Special Facilities Revenue LOC)§	6,050,000	6,050,000	6,050,000	6,050,000
University of Minnesota GO University Revenue (Educational Facilities Revenue LOC)±	1,100,000	1,100,000	1,100,000	1,100,000

Total Minnesota		66,248,198		84,216,198

Mississippi--0.14%
Mississippi Home Corporation SFMR Series 146 GNMA FNMA Insured (Single Family Mortgage Revenue LOC)§	1,255,000	1,255,000	1,255,000	1,255,000
Panola County, Mississippi IDR Refunding - Kroger Company Project LOC			3,250,000	3,250,000

Total Mississippi		1,255,000		4,505,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Missouri--0.64%
Kansas City MO IDA Revenue Ewing Marion Kauffman Foundation (Other Revenue LOC)§	4,575,000	4,575,000	4,575,000	4,575,000
Lees Summit, Missouri MFHR LOC			9,000,000	9,000,000
Missouri 2.25% Health and EFA Revenue RAN - Stephens College Project LOC			1,000,000	1,000,295
Missouri Health And Education Facility Authority Education Facilities Revenue St Louis University Project Series A (Educational Facilities Revenue LOC)§	145,000	145,000	145,000	145,000
Missouri Health And Education Facility Authority Revenue Christian Brothers College Series A (Healthcare Facilities Revenue LOC)§	3,800,000	3,800,000	3,800,000	3,800,000
Missouri Higher Education Loan Authority Student Loan Revenue Series A Bank of America (Educational Facilities Revenue LOC)§	2,100,000	2,100,000	2,100,000	2,100,000

Total Missouri		10,620,000		20,620,295

Montana--0.67%
Anaconda Deer Lodge County MT Environmental Facilities Revenue Variable Reference Arco Anaconda Smelter (Pollution Control Revenue LOC)§	5,000,000	5,000,000	5,000,000	5,000,000
Montana State Board of Investments Municipal Finance Construction Act-Intercap Program (Other Revenue LOC)±	5,695,000	5,695,000	5,695,000	5,695,000
Montana State Board of Investments Municipal Finance Construction-Intercap Program (Other Revenue LOC)±	5,055,000	5,055,000	5,055,000	5,055,000
Montana State Board of Investments Municipal Finance Construction-Intercap Program (Other Revenue LOC)±	5,765,000	5,765,000	5,765,000	5,765,000

Total Montana		21,515,000		21,515,000

Nebraska--1.19%
American Public Energy Agency Nebraska Gas Supply Revenue National Public Gas Agency Project Series A (Other Revenue LOC)§	16,500,000	16,500,000	16,500,000	16,500,000
Buffalo County, Nebraska IDR - Agrex, Inc. Project LOC			3,510,000	3,510,000
Lincoln NE Electric	12,873,000	12,873,000	12,873,000	12,873,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project LOC			5,100,000	5,100,000

Total Nebraska		29,373,000		37,983,000

Nevada--0.28%
Clark County NV Roc Rr Series II-R-1035 MBIA Insured (Property Tax Revenue LOC)§	4,680,000	4,680,000	4,680,000	4,680,000
Nevada Housing Division Multi Unit Housing Series A US Bank NA LOC (Housing Revenue LOC)§	4,200,000	4,200,000	4,200,000	4,200,000

Total Nevada		8,880,000		8,880,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

New Jersey--0.12%
New Jersey Educational Facilities Authority Princeton University	2,700,000	2,700,000	2,700,000	2,700,000
New Jersey State Transit Corporation CTFs (Lease Revenue LOC)	1,000,000	1,009,819	1,000,000	1,009,819

Total New Jersey		3,709,819		3,709,819

New Mexico--0.31%
Albuquerque NM Industrial Development Revenue Karsten Company New Mexico Project Series A Bank One Arizona NA LOC (Industrial Development Revenue LOC)§	1,170,000	1,170,000	1,170,000	1,170,000
Bloomfield NM Healthcare Facilities Revenue Series A Lasalle National Bank LOC (Healthcare Facilities Revenue LOC)§	2,100,000	2,100,000	2,100,000	2,100,000
Espanola NM Health Care Revenue Series A Lasalle National Bank LOC (Healthcare Facilities Revenue LOC)§	2,360,000	2,360,000	2,360,000	2,360,000
Farmington NM PCR Arizona Public Service Company Series B (Industrial Development Revenue LOC)§	2,550,000	2,550,000	2,550,000	2,550,000
Silver City NM Series A Lasalle National Bank LOC (Healthcare Facilities Revenue LOC)§	1,685,000	1,685,000	1,685,000	1,685,000

Total New Mexico		9,865,000		9,865,000

New York--2.09%
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project			4,940,000	4,940,000
New York City NY Transitional Financing Authority NYC Recovery Revenue Series 3§	34,750,000	34,750,000	34,750,000	34,750,000
New York NY City Housing Development Corporation MFHR First Avenue Development Project Series A (Housing Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
New York State Dorm Authority Revenue State University Education Facilities Series C (Housing Revenue LOC)	1,500,000	1,537,475	1,500,000	1,537,475
New York State HFA Revenue Series A (Housing Revenue LOC)§	8,500,000	8,500,000	8,500,000	8,500,000
Oneida Indian Nation NY Bank of America NA LOC§	4,800,000	4,800,000	4,800,000	4,800,000
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project LOC			5,185,000	5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project LOC			5,060,000	5,060,000

Total New York		51,587,475		66,772,475

North Carolina--1.57%
Charlotte - Mecklenberg Hospital Authority North Carolina Health Care Systems Revenue Series D (Healthcare Facilities Revenue LOC)§	9,500,000	9,500,000	9,500,000	9,500,000
Fayetteville NC Public Works Commision Revenue (Utilities Revenue LOC)§	25,300,000	25,300,000	25,300,000	25,300,000
Mecklenburg County NC Lease Revenue (Other Revenue LOC)§	8,705,000	8,705,000	8,705,000	8,705,000
North Carolina Capital Facilities	6,900,000	6,900,000	6,900,000	6,900,000

Total North Carolina		50,405,000		50,405,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

North Dakota--0.41%
North Dakota State Housing Finance Agency Revenue Series B (Housing Revenue LOC)§	10,100,000	10,100,000	10,100,000	10,100,000
Ward County ND Health Care Facilities Revenue Trinity Obligation Group Series A US Bank NA LOC (Hospital Revenue LOC)§	2,950,000	2,950,000	2,950,000	2,950,000

Total North Dakota		13,050,000		13,050,000

Ohio--4.11%
Cuyahoga County OH	10,000,000	10,000,000	10,000,000	10,000,000
Franklin County OH Hospital Revenue Series II-R-55 Salomon Smith Barnery LOC (Hospital Revenue LOC)§	5,000,000	5,000,000	25,000,000	25,000,000
Grove City OH MFHR Regency Arms Apartments Project Collateralized By FNMA (Multi-Family Housing Revenue LOC)§	2,500,000	2,500,000	2,500,000	2,500,000
Hamilton County OH Hospital Facilities Revenue Elizabeth Gamble Series B JP Morgan Chase & Company LOC (Healthcare Facilities Revenue LOC)§	19,500,000	19,500,000	19,500,000	19,500,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project LOC			6,980,000	6,980,000
Hamilton County, Ohio Hospital Facilities Revenue - Elizabeth Gamble Project LOC			9,800,000	9,800,000
Hamilton County, Ohio Hospital Facilities Revenue LOC			11,330,000	11,330,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project LOC			3,500,000	3,500,000
Montgomery County, Ohio IDR Refunding - Kroger Company Project LOC			4,700,000	4,700,000
Ohio Air Quality Development Authority Revenue Refunding - Cincinnati Gas and Electric Project			8,000,000	8,000,000
Ohio State GO Series Rr II-R 206 FGIC Insured (Property Tax Revenue LOC)§	6,295,000	6,295,000	6,295,000	6,295,000
Ohio State Higher Education Facilities Revenue Series A (Lease Revenue LOC)§	2,515,000	2,515,000	2,515,000	2,515,000
Ohio State Solid Waste Revenue Solid Waste Revenue Bonds (BP Exploration & Oil Inc. Project) (Industrial Development Revenue LOC)§	7,800,000	7,800,000	7,800,000	7,800,000
Scioto County OH Hospital Revenue VHA Center Incorporated Series C AMBAC Insured (Hospital Revenue LOC)§	500,000	500,000	500,000	500,000
Trumbull County, Ohio Health Care Facility Revenue Refunding - Shepherd of the Valley Lutheran Project LOC			6,400,000	6,400,000
Warren County OH Health Care Facilities Revenue Otterbein Series A (Healthcare Facilities Revenue LOC)§	540,000	540,000	540,000	540,000
Warren County OH Industrial Development Revenue Cincinnati Electricity Corporation Project Scotiabank LOC (Industrial Development Revenue LOC)§	2,810,000	2,810,000	2,810,000	2,810,000
Warren County OH Industrial Development Revenue Pac Manufacturing Project (Industrial Development Revenue LOC)§	3,360,000	3,360,000	3,360,000	3,360,000

Total Ohio		60,820,000		131,530,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Oklahoma--2.72%
Muskogee OK Medical Center Authority Revenue Bank of America NA LOC (Health Facilities Financing Authority Revenue LOC)§	7,400,000	7,400,000	7,400,000	7,400,000
Oklahoma Development Finance Authority Health Care Revenue Continuing Care Community Project Series C KBC Bank NV LOC (Nursing Home Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Oklahoma HDA MFHR, Series A LOC			25,000,000	25,000,000
Oklahoma HDA MFHR, Series B LOC			15,000,000	15,000,000
Oklahoma State HFA Revenue Series 1327 Merrill Lynch Capital LOC (Housing Revenue LOC)§	4,355,000	4,355,000	4,355,000	4,355,000
Oklahoma State IDA Tealridge Manor Corporation Project Bank of America NA LOC (Healthcare Facilities Revenue LOC)§	6,310,000	6,310,000	6,310,000	6,310,000
Tulsa County OK HFA SFMR GNMA Mortgage Backed Securities Class A Series E (Industrial Development Revenue LOC)§	860,000	860,000	1,070,000	1,070,000
Tulsa, Oklahoma Industrial Authority Revenue, St. Johns Physicians Project			6,030,000	6,030,000
Tulsa, Oklahoma Industrial Authority Revenue, Tulsa County Housing Fund, Inc. Project, Series 2000 LOC			8,300,000	8,300,000
Tulsa, Oklahoma Industrial Authority Revenue, Tulsa County Housing Fund, Inc. Project, Series 2002 LOC			11,700,000	11,700,000

Total Oklahoma		20,925,000		87,165,000

Oregon--1.31%
Deschutes County OR Series A FSA Insured (Property Tax Revenue LOC)	1,655,000	1,668,977	1,655,000	1,668,977
Gilliam County OR Solid Waste Disposal Revenue Waste Management Incorporated Project JP Morgan Chase Bank LOC (Solid Waste Revenue LOC)§	3,000,000	3,000,000	3,000,000	3,000,000
Oregon State Tax Anticipation Notes	32,000,000	32,233,036	32,000,000	32,233,036
Tri County Metro Transportation District OR Series 142 (Transportation Revenue LOC)§	4,995,000	4,995,000	4,995,000	4,995,000

Total Oregon		41,897,013		41,897,013

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Other--5.01%
ABN AMRO Leasetops CTFs Tr 2000-2 ABN AMRO Bank NV LOC (Other Revenue LOC)§	5,297,416	5,297,416	5,297,416	5,297,416
ABN AMRO Munitops CTFs Tr 1999-1 Munitops Certificates FGIC Insured (Other Revenue LOC)††§	10,000,000	10,000,000	10,000,000	10,000,000
ABN AMRO Munitops CTFs Tr 2001-23 MBIA Insured (Property Tax Revenue LOC)§	15,420,000	15,420,000	15,420,000	15,420,000
Clipper Brigantine Tax-Exempt Certificates Trust, Series 2000 LOC			10,410,000	10,410,000
Clipper Brigantine Tax-Exempt Certificates Trust, Series 2001 LOC			5,079,000	5,079,000
Clipper Tax-Exempt Trust COP, Series 1998-2 LOC			23,345,000	23,345,000
Clipper Tax-Exempt Trust COP, Series 2003-5 LOC			16,200,000	16,200,000
MBIA Capital Corporation Tax-Exempt Grantor Trust LOC			5,965,000	5,965,000
Munimae Trust Collaterized By FHLMC (Housing Revenue LOC)§	8,160,000	8,160,000	8,160,000	8,160,000
Pitney Bowes Credit Corporation Leasetops Tr Revenue Series 2002-1 (Lease Revenue LOC)±	40,240	40,240	40,240	40,240
Pitney Bowes Credit Corporation Leasetops Trusts Certificates, Series 1999-2 LOC			9,254,020	9,254,020
Pitney Bowes Credit Corporation Leasetops Trusts Certificates, Series 2002-1 LOC			6,079,972	6,079,973
Puttable Floating Option Tax-Exempt Receipts, Series PPT 1001 LOC			7,700,000	7,700,000
Puttable Floating Option Tax-Exempt Receipts, Series PPT 13 LOC			5,485,000	5,485,000
Roaring Fork Municipal Products Limited Liability Corporation Series 2000-14 Class A (Other Revenue LOC)§	4,345,000	4,345,000	4,345,000	4,345,000
Roaring Fork Municipal Products Limited Liability Corporation Series 2002-6 Class A (Other Revenue LOC)§	2,153,805	2,153,805	2,153,805	2,153,805
Sunamerica Trust (General Obligation - School Districts LOC)§	25,450,000	25,450,000	25,450,000	25,450,000

Total Other		70,866,461		160,384,454

Pennsylvania--1.89%
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project, Series A LOC			3,750,000	3,750,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project, Series B LOC			4,000,000	4,000,000
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project LOC			420,000	420,000
Hollidaysburg PA Area School District AMBAC Insured (Property Tax Revenue LOC)	1,960,000	1,978,351	1,960,000	1,978,351
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project LOC			7,515,000	7,515,000
Pennsylvania Infrastructure Investory Authority Revenue Ln Pool - Series A	3,975,000	3,989,958	3,975,000	3,989,958
Pennsylvania State Higher Education Assistance Agency Student Loan Revenue Series A AMBAC Insured (Educational Facilities Revenue LOC)§	18,600,000	18,600,000	18,600,000	18,600,000
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Series II R 1005 (Sales Tax Revenue LOC)§	4,185,000	4,185,000	4,185,000	4,185,000
Philadelphia PA School District Revenue Series S (Property Tax Revenue LOC)	6,500,000	6,749,936	6,500,000	6,749,936
Washington County, Pennsylvania Authority Revenue Refunding - Girard Estate Project LOC			9,465,000	9,465,000

Total Pennsylvania		35,503,245		60,653,245

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Puerto Rico 0.40%
Puerto Rico Commonwealth GO LOC			11,655,000	11,655,000
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital Revenue			1,025,000	1,025,000

Total Puerto Rico		0		12,680,000

Rhode Island--0.03%
Rhode Island Refunding Board Authority State Public Projects Revenue (Lease Revenue LOC)§	1,000,000	1,000,000	1,000,000	1,000,000

Total Rhode Island		1,000,000		1,000,000

South Carolina--1.43%
Charleston County SC School District Tax Anticipation Notes (Property Tax Revenue LOC)	16,400,000	16,401,767	16,400,000	16,401,767
Charleston, South Carolina Waterworks And Sewer Revenue Bonds Series 2003a§	5,900,000	5,900,000	5,900,000	5,900,000
Piedmont Municipal Power Agency SC Electric Revenue (Electric Revenue LOC)§	4,300,000	4,300,000	4,300,000	4,300,000
South Carolina Educational Facilities Authority For Private Nonprofit Insitiutions (College And University Revenue LOC)§	4,435,000	4,435,000	4,435,000	4,435,000
South Carolina Housing, Finance and Development Authority MFHR LOC			1,120,000	1,120,000
South Carolina Housing Finance And Development Authority Mtg Revenue Series L (Housing Revenue LOC)§	3,140,000	3,140,000	3,140,000	3,140,000
South Carolina Jobs Economic Devevelopment Authority Zeuna Staerker USA Incorporated Project (Industrial Development Revenue LOC)§	4,700,000	4,700,000	4,700,000	4,700,000
South Carolina State Public Service Authority Revenue (Electric Revenue LOC)§	5,650,000	5,650,000	5,650,000	5,650,000

Total South Carolina		44,526,767		45,646,767

South Dakota--0.79%
Lawrence County SD Solid Waste Disposal Revenue Homestake Mining Company Series A Chase Manhatten Bank LOC (Industrial Development Revenue LOC)§	4,900,000	4,900,000	4,900,000	4,900,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 1997			11,875,000	11,875,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 2000			4,590,000	4,590,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project, Series 2001			3,975,000	3,975,000

Total South Dakota		4,900,000		25,340,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Tennessee--3.81%
Chattanooga TN Roc Rr Series II-R-1026 MBIA Insured (Property Tax Revenue LOC)§	4,950,000	4,950,000	4,950,000	4,950,000
Clarksville TN Public Building Authority Revenue Pooled Financing Tennessee Municipal Bond Funding Bank of America NA LOC (Other Revenue LOC)§	10,350,000	10,350,000	10,350,000	10,350,000
Clarksville TN Public Building Authority Revenue Pooled Financing Tennessee Municipal Bond Funding Bank of America NA LOC (Other Revenue LOC)§	21,440,000	21,440,000	21,440,000	21,440,000
Jackson TN Energy Authority Wastewater System Revenue FSA Insured (Sewer Revenue LOC)§	12,000,000	12,000,000	12,000,000	12,000,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, Union University Project LOC			3,400,000	3,400,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, University School of Jackson Project, Series 2001 LOC			5,700,000	5,700,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue, University School of Jackson Project, Series 2003 LOC			5,315,000	5,315,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project LOC			3,300,000	3,300,000
Metropolitan Government Nashville & Davidson County TN Industrial Development Stewarts Ferry Apartments§	19,985,000	19,985,000	19,985,000	19,985,000
Metropolitan Government Nashville Davidson County TN District Energy (Other Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Montgomery County TN Public Building Authority Pooled Financing Revenue Tennessee County Loan Pool (Other Revenue LOC)§	19,635,000	19,635,000	19,635,000	19,635,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project LOC			3,905,000	3,905,000
Portland TN Health & Education Facilities Board Hospital Revenue Series 322 (Hospital Revenue LOC)§	4,430,500	4,430,500	4,430,500	4,430,500
Tennessee Housing Development Agency Series H (Housing Revenue LOC)§	3,750,000	3,750,000	3,750,000	3,750,000
Volunteer State Student Funding Corporation Tennessee Student Loan Revenue Series A1 State Street Bank & Trust Company LOC (Educational Facilities Revenue LOC)§	1,800,000	1,800,000	1,800,000	1,800,000

Total Tennessee		100,340,500		121,960,500

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Texas--10.88%
Austin TX (Property Tax Revenue LOC)	4,000,000	4,031,444	4,000,000	4,031,444
Austin TX Utility Systems Revenue Series G Receipts (Utilities Revenue LOC)§	9,400,000	9,400,000	9,400,000	9,400,000
Calhoun County TX Solid Waste Disposal Revenue Formosa Plastics Corporation Project Bank of America NA LOC (Solid Waste Revenue LOC)§	8,000,000	8,000,000	8,000,000	8,000,000
Cameron TX Ed Corporation Revenue Dallas Jewish Community Foundation Allied Irish Bank plc LOC (Healthcare Facilities Revenue LOC)§	7,600,000	7,600,000	7,600,000	7,600,000
Dallas Fort Worth TX International Airport Revenue Rocs II R 268 (Industrial Development Revenue LOC)§	3,370,000	3,370,000	3,370,000	3,370,000
Eagle Tax-Exempt Trust CTF 20014210 Class A (Dallas TX Area Rapid) AMBAC Insured (Sales Tax Revenue LOC)§	6,000,000	6,000,000	6,000,000	6,000,000
Eagle Tax-Exempt Trust CTF 20014302 Class A (Austin TX Electric Utility Systems Revenue) FSA Insured (Power Revenue LOC)§	4,310,000	4,310,000	4,310,000	4,310,000
Guadalupe Blanco River Authority TX Pollution Control Revenue Central Power & Light Company (Industrial Development Revenue LOC)§	4,800,000	4,800,000	4,800,000	4,800,000
Gulf Coast Industrial Development Authority (Utilities Revenue LOC)§	13,200,000	13,200,000	13,200,000	13,200,000
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project			255,000	255,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Exxon Mobil Project Series A (Industrial Development Revenue LOC)§	11,600,000	11,600,000	11,600,000	11,600,000
Gulf Coast Waste Disposal Authority Texas Enviromental Facilities Revenue Exxon Mobil Project (Pollution Control Revenue LOC)§	17,000,000	17,000,000	17,000,000	17,000,000
Gulf Coast Waste Disposal Authority TX Environmental Facilities Revenue Exxon Mobil Project (Industrial Development Revenue LOC)§	4,000,000	4,000,000	4,000,000	4,000,000
Harris County Hospital	7,700,000	7,700,000	7,700,000	7,700,000
Harris County TX	9,000,000	9,000,000	9,000,000	9,000,000
Harris County TX (Property Tax Revenue LOC)	3,000,000	3,029,517	3,000,000	3,029,517
Harris County TX Health Facilities Development Corporation Revenue YMCA of Greater Houston Area (Other Revenue LOC)§	2,300,000	2,300,000	2,300,000	2,300,000
Harris County TX Industrial Development Solid Waste Disposal Revenue (Industrial Development Revenue LOC)§	8,100,000	8,100,000	8,100,000	8,100,000
Harris County, Texas Health Facilities Development Corporation Revenue, Series 6 LOC			14,655,000	14,655,000
Harris County, Texas Health Facilities Development Corporation Revenue, Series PA 549 LOC			8,995,000	8,995,000
Houston Texas GO (Tax Revenue LOC)§	3,375,000	3,375,000	3,375,000	3,375,000
Houston TX	1,400,000	1,400,000	1,400,000	1,400,000
Houston TX Higher Education Finance Facilities Revenue Floater Receipts Series Sg 139 Societe Generale LOC (Higher Education Facilities Authority Revenue LOC)§	13,700,000	13,700,000	13,700,000	13,700,000
Houston TX Water & Sewer Systems Revenue CTFs Series 495 FGIC Insured (Water & Sewer Revenue LOC)§	5,470,000	5,470,000	5,470,000	5,470,000
Houston TX Water & Sewer Systems Revenue Municipal Trust Receipts Series Sg 120 (Water & Sewer Revenue LOC)§	3,770,000	3,770,000	3,770,000	3,770,000
Katy, Texas Independent School District GO - School Building Project LOC			15,000,000	15,000,000
Matagorda County, Texas Hospital District Revenue LOC			4,100,000	4,100,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

North Central Texas Health Facility Development Corporation Revenue LOC			6,010,000	6,010,000
North Central TX Health Facilities Development Corporation Revenue Dallas Jewish Community Foundation Allied Irish Bank plc LOC (Private School Revenue LOC)§	500,000	500,000	500,000	500,000
Pasadena, Texas Independent School District Revenue LOC			7,800,000	7,800,000
Polly Ryon Hospital Authority TX Polly Ryon Memorial Hospital JP Morgan Chase & Company LOC (Hospital Revenue LOC)§	1,905,000	1,905,000	1,905,000	1,905,000
San Antonio TX Water Revenue (Water Revenue LOC)§	6,000,000	6,000,000	6,000,000	6,000,000
Splendora TX Higher Educational Facilities Corporate Revenue Project Fellowship Christian Project (Other Revenue LOC)§	2,900,000	2,900,000	2,900,000	2,900,000
Texas 2.00% TRAN			26,190,000	26,276,790
Texas Public Financial Authority	4,200,000	4,200,000	4,200,000	4,200,000
Texas State Transportation (Tax Revenue LOC)	45,000,000	45,159,206	45,000,000	45,159,206
Travis County TX Health Facilities Development Corporation Health Revenue Series 4 AMBAC Insured (Healthcare Facilities Revenue LOC)§	15,195,000	15,195,000	15,195,000	15,195,000
Travis County TX HFA SFMR Series 1287 Collateralized By GNMA (Housing Revenue LOC)§	6,295,000	6,295,000	6,295,000	6,295,000
University of Texas	16,000,000	16,000,000	16,000,000	16,000,000
University of Texas (General Obligation - School Districts LOC)	16,000,000	16,000,000	16,000,000	16,000,000

Total Texas		265,310,167		348,401,957

Utah--1.30%
Intermountain Power Agency	6,100,000	6,100,000	6,100,000	6,100,000
Utah State Board of Regents Student Loan Revenue Series 1988c AMBAC Insured (Educational Facilities Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Utah State Board of Regents Student Loan Revenue Series 1997R AMBAC Insured (Educational Facilities Revenue LOC)§	25,000,000	25,000,000	25,000,000	25,000,000
West Valley, Utah IDR - Johnson Matthey, Inc. Project LOC			8,550,000	8,550,000

Total Utah		33,100,000		41,650,000

Virginia--1.24%
Alexandria, Virginia Redevelopment and Housing Authority MFHR LOC			15,320,000	15,320,000
Loudoun County VA IDA Howard Hughes Medical Institute Series A (Industrial Development Revenue LOC)§	2,840,000	2,840,000	2,840,000	2,840,000
Peninsula Ports Authority VA	8,000,000	8,000,000	8,000,000	8,000,000
Virginia Beach VA GO (Property Tax Revenue LOC)	2,000,000	2,023,787	2,000,000	2,023,787
Virginia Commonwealth Transportation Board Federal Highway Reimbursement Antic Nt. Rev. Bond, 5.50%, 10/01/04	9,000,000	9,197,013	9,000,000	9,197,013
Virginia Small Business Financing Authority Revenue Refunding - Virginia Foods Project LOC			150,000	150,000
Virginia State Transporation Board Transportation Contract Revenue Northern Virginia Transportation District Project Series A (State & Local Governments LOC)	2,000,000	2,033,717	2,000,000	2,033,717

Total Virginia		24,094,517		39,564,517

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Washington--3.52%
Energy Northwest Washington Electric Revenue CTFs Series C FSA Insured (Electric Revenue LOC)§	5,235,500	5,235,500	5,235,500	5,235,500
Energy Northwest Washington Electric Revenue Floats Pa 846 FSA Insured (Electric Revenue LOC)§	4,200,000	4,200,000	4,200,000	4,200,000
Energy Northwest Washington State Electric Revenue Bond, Project No. 3, Series 2003d3-1 (Electric Revenue LOC)§	27,765,000	27,765,000	27,765,000	27,765,000
Issaquah WA Community Properties Water Revenue Series A Bank of America NA LOC (Water Revenue LOC)§	13,650,000	13,650,000	13,650,000	13,650,000
King County WA School District No 411 Series A (Property Tax Revenue LOC)	2,000,000	2,036,178	2,000,000	2,036,178
Kitsap County WA School District No 400 North Kitsap Series Ii-R-1009 FSA Insured (Property Tax Revenue LOC)§	5,305,000	5,305,000	5,305,000	5,305,000
Snohomish County WA Public Utility District Series A-1 FSA Insured (Utilities Revenue LOC)§	1,900,000	1,900,000	1,900,000	1,900,000
Washington EDFA EDR - Darigold/Westfarm Foods Project LOC			1,000,000	1,000,000
Washington State Economic Development Financing Authority Revenue Ace Tank Project US Bank NA LOC (Economic Development Revenue LOC)§	2,000,000	2,000,000	2,000,000	2,000,000
Washington State Economic Development Financing Authority Revenue Industrial Development Canam Steel Project Series D (Economic Development Revenue LOC)§	5,500,000	5,500,000	5,500,000	5,500,000
Washington State Economic Development Financing Authority Revenue Pioneer Human Serivces Project H (Industrial Development Revenue LOC)§	4,515,000	4,515,000	4,515,000	4,515,000
Washington State Economic Development Financing Authority Solid Waste Disposal Revenue Waste Managment Incorporated Project Series D (Pollution Control Revenue LOC)§	4,000,000	4,000,000	4,000,000	4,000,000
Washington State HFA MFHR Canyon Lakes Ii Project Pacific Northwest Bank LOC (Housing Revenue LOC)§	6,645,000	6,645,000	6,645,000	6,645,000
Washington State Housing Finance Community MFHR Country Club Apts Series A US Bank NA LOC (Housing Revenue LOC)§	6,900,000	6,900,000	6,900,000	6,900,000
Washington State Housing Finance Community MFHR Lakewood Meadows Apartments Project Series A Insured By FNMA (Multi-Family Housing Revenue LOC)§	3,140,000	3,140,000	3,140,000	3,140,000
Washington State Housing Finance Community MFHR Mill Point Apartments Project Series A US Bank Trust NA LOC (Housing Revenue LOC)§	1,000,000	1,000,000	1,000,000	1,000,000

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Washington State Housing Finance Community Nonprofit Revenue Annie Wright School Bank of America NA LOC (Housing Revenue LOC)§	3,500,000	3,500,000	3,500,000	3,500,000
Washington State Housing Finance Community Nonprofit Revenue Tacoma Art Museum Project Northern Trust Company LOC (Industrial Development Revenue LOC)§	1,700,000	1,700,000	1,700,000	1,700,000
Washington State Public Power Supply System Nuclear Project No 1 Revenue Municipal Securities Trust Receipts Series CMC2 Insured By AMBAC (Electric Revenue LOC)§	1,700,000	1,700,000	1,700,000	1,700,000
Washington State Public Power Supply System Nuclear Project No 2 Revenue Municipal Securities Trust Receipts Series CMC3 Insured by AMBAC (Electric Revenue LOC)§	300,000	300,000	300,000	300,000
Washington State Series Sg-37 (Other Revenue LOC)§	7,000,000	7,000,000	7,000,000	7,000,000
Yakima County WA Public Corporation Revenue Longview Fire Company Project Bank of America NA & SA LOC (Other Revenue LOC)§	1,140,000	1,140,000	1,140,000	1,140,000
Yakima County WA Public Corporation Revenue Valley Processing Project Bank of America NA LOC (Industrial Development Revenue LOC)§	2,700,000	2,700,000	2,700,000	2,700,000

Total Washington		111,831,678		112,831,678

West Virginia 0.68%
Harrison County, West Virginia Board of Education MERLOT LOC			14,495,000	14,495,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project LOC			7,375,000	7,375,000

Total West Virginia		0		21,870,000

Wisconsin--2.99%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue LOC			7,015,000	7,015,000
Chilton WI School District Roc Rr Series II-R-1017 FGIC Insured (Property Tax Revenue LOC)§	5,470,000	5,470,000	5,470,000	5,470,000
Glendale and River Hills, Wisconsin 1.20% School District TRAN			3,000,000	3,000,539
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project LOC			4,000,000	4,000,000
Oconomowoc, Wisconsin 1.35% Area School District TRAN			6,300,000	6,301,480
State of Wisconsin	2,812,000	2,812,000	2,812,000	2,812,000
Waukesha WI School District Tax & Revenue Anticipation Promissory Notes (Educational Facilities Revenue LOC)	5,000,000	5,009,342	5,000,000	5,009,342
Wisconsin Housing & Economic Development Authority Home Ownership Revenue Series I FSA Incsured (Housing Revenue LOC)§	28,400,000	28,400,000	28,400,000	28,400,000
Wisconsin State Health & Educational Facilities Authority Revenue Alverno College Project (Educational Facilities Revenue LOC)§	2,400,000	2,400,000	2,400,000	2,400,000
Wisconsin State Health & Educational Facilities Authority Revenue Gundersen Lutheran Series B (Healthcare Facilities Revenue LOC)§	23,270,000	23,270,000	23,270,000	23,270,000
Wisconsin State Health And Educational Facilities Authority Revenue Gundersen Lutheran Series A (Healthcare Facilities Revenue LOC)§	7,165,000	7,165,000	7,165,000	7,165,000
Wisconsin State Transportation Revenue Series A (State & Local Governments LOC)	1,000,000	1,012,362	1,000,000	1,012,362

Total Wisconsin		75,538,704		95,855,723

	WF National Tax-Free Money Market Fund		Pro Forma Combined

	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Wyoming--1.09%
Campbell County, Wyoming IDR - Powder Basin Properties Project LOC			4,700,000	4,700,000
Lincoln County WY PCR Exxon Company Project (Industrial Development Revenue LOC)§	2,900,000	2,900,000	2,900,000	2,900,000
Lincoln County WY PCR Exxon Project Series A (Industrial Development Revenue LOC)§	1,700,000	1,700,000	1,700,000	1,700,000
Sublette County WY Pollution Control Revenue Exxon Project Series B (Pollution Control Revenue LOC)§	9,900,000	9,900,000	9,900,000	9,900,000
Sweetwater County WY Environment Improvement Revenue Bonds (Pollution Control Revenue LOC)§	3,000,000	3,000,000	3,000,000	3,000,000
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project			11,800,000	11,800,000
Uinta County WY PCR Chevron USA Incorporated Project (Industrial Development Revenue LOC)§	1,050,000	1,050,000	1,050,000	1,050,000

Total Wyoming		18,550,000		35,050,000

Total Municipal Bonds & Notes (Cost $3,195,665,304)		2,181,332,871		3,195,665,304

Total Investments in Securities (Cost $3,195,665,304)- 99.79%		2,181,332,871		3,195,665,304

Other Assets and Liabilities, Net--0.21%		4,981,815		6,727,329

Total Net Assets--100.00%		2,186,314,686		3,202,392,633

±  Variable rate securities.

(b)  Illiquid security.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Acquiring Fund

	Strong Florida Municipal Money Market Fund	Strong TF Money Market Fund	WF National Tax-Free Money Market Fund*	Pro Forma Adjustments	Pro Forma Combined

INVESTMENTS:
In securities, at market value	$19,280,000	$995,052,433	$2,181,332,871		$3,195,665,304

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	19,280,000	995,052,433	2,181,332,871	0	3,195,665,304

Cash	43,240		107,030		150,270
Receivable for Fund shares issued		1,121,478			1,121,478
Receivables for dividends and interest	28,537	2,408,596	6,351,189		8,788,322
Prepaid expenses and other assets	13,354	37,541			50,895

TOTAL ASSETS	19,365,131	998,620,048	2,187,791,090	0	3,205,776,269

LIABILITIES
Payable for Fund shares redeemed		1,119,307			1,119,307
Dividends Payable	10,418	726,627	432,619		1,169,664
Payable to investment advisor and affiliates			472,504		472,504
Payable to the Trustees and Distributor			406,380		406,380
Accrued expenses and other liabilities	14,236	36,644	164,901		215,781
TOTAL LIABILITIES	24,654	1,882,578	1,476,404	0	3,383,636

TOTAL NET ASSETS	$19,340,477	$996,737,470	$2,186,314,686	$0	$3,202,392,633

NET ASSETS CONSIST OF:
Paid-in capital	$19,340,477	$996,737,470	$2,185,996,713		$3,202,074,660

Undistributed net investment income (loss)					0

Undistributed net realized gain (loss) on investments			317,973		317,973

TOTAL NET ASSETS	$19,340,477	$996,737,470	$2,186,314,686	$0	$3,202,392,633

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A			$621,662,964		$621,662,964
Shares outstanding - Class A			621,546,597		621,546,597
Net asset value and offering price per share - Class A			$1.00		$1.00

Net assets - Institutional Class			$302,139,660		$302,139,660
Shares outstanding - Institutional class			302,109,301		302,109,301
Net asset value and offering price per share - Institutional Class			$1.00		$1.00
Net assets - Investor Class (1)	$19,340,477	$996,737,470			$1,016,077,947
Shares outstanding - Investor class (1)	19,340,477	996,682,464			1,016,022,941
Net asset value and offering price per share - Investor Class (1)	$1.00	$1.00			$1.00
Net Asset - Service Class			$1,262,182,425		$1,262,512,062
Shares outstanding - Service Class			1,262,182,425		1,262,182,425
Net asset value and offering price per share - Service Class			$1.00		$1.00

INVESTMENTS AT COST	$19,280,000	$995,052,433	$2,181,332,871		$3,195,665,304

 (1) This class will become the Administrator Class upon merger date.

* - Accounting Survivor

TATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Florida Municipal Money Market Fund	Strong TF Money Market Fund	WF National Tax-Free Money Market Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Interest	$264,641	$12,764,171	$20,188,245	$33,217,057			$33,217,057

TOTAL INVESTMENT INCOME	264,641	12,764,171	20,188,245	33,217,057	0		33,217,057

EXPENSES
Advisory fees	34,696	1,605,189	1,914,096	3,553,981	(339,085	) (1)	3,214,896
Administration fees
Fund Level			957,048	957,048	650,400	(1)	1,607,448
Class A	0	0	969,117	969,117	461,114	) (1)	1,430,231
Institutional Class	0	0	137,379	137,379	(46	) (1)	137,333
Investor Class (2)	85,657	3,963,539	0	4,049,196	(2,957,902	) (1)	1,091,294
Service Class	0	0	1,562,237	1,562,237	(40	) (1)	1,562,197
Transfer Agency Fees
Class A	0	0	0	0	0		0
Institutional Class	0	0	0	0	0		0
Investor Class (2)	7,410	244,295	0	251,705	(251,705	) (1)	0
Service Class	0	0	0	0	0		0
Custody fees	(7,677)	41,306	382,819	416,448	226,531	(1)	642,979
Shareholder servicing fees	0	0	4,355,930	4,355,930	(4,355,930	) (1)	0
Class A	0	0	0	0	1,625,262	(1)	1,625,262
Institutional Class	0	0	0	0	0		0
Investor Class (2)	0	0	0	0	1,091,294	(1)	1,091,294
Service Class	0	0	0	0	3,254,577	(1)	3,254,577
Accounting fees	0	0	129,157	129,157	83,307	(1)	212,464
Distribution fees
Class A	0	0	0	0	0		0
Institutional Class	0	0	0	0	0		0
Investor Class (2)	0	0	0	0	0		0
Service Class	0	0	0	0	0		0
Audit fees	15,300	45,603	18,051	78,954	(61,954	) (1)	17,000
Legal fees	1,582	88,390	12,938	102,910	(77,910	) (1)	25,000
Registration fees	10,131	108,082	6,000	124,213	(89,213	) (1)	35,000
Shareholder reports	15,222	50,025	3,000	68,247	43,672	(1)	111,919
Transfer Agent Banking Charges	632	15,668	0	16,300	(16,300	) (1)	0
Brokerage Fees	59	7,822	0	7,881	(7,881	) (1)	0
Interest Expense	0	0	0	0	0		0
Trustees’ fees	1,308	17,362	6,390	25,060	(18,273	) (1)	6,787
Other fees and expenses	5,930	76,525	9,200	91,655	(33,787	) (1)	57,868

TOTAL EXPENSES	170,250	6,263,806	10,463,362	16,897,418	(773,870)		16,123,548

LESS:
Waived fees and reimbursed expenses	(65,092)	(3,050,892)	(1,363,303)	(4,479,287)	(773,870	) (1)	(3,776,947)
Direct Brokerage	0	0	0	0			0
Earning Credits	(440)	(5,271)	0	(5,711)	5,711	(1)	0
Net expenses	104,718	3,207,643	9,100,059	12,412,420	(65,819)		12,346,601

NET INVESTMENT INCOME (LOSS)	159,923	9,556,528	11,088,186	20,804,637	65,819		20,870,456

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	0	0	319,581	319,581			319,581

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	0	0	319,581	319,581	0		319,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	0	0	319,581	319,581	0		319,581

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$159,923	$9,556,528	$11,407,767	$21,124,218	$65,819		$21,190,037

(1) To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicative services.

(2) This class will become the Administrator Class upon merger date.

* - Accounting Survivor

Strong Funds

Notes to Pro Forma Financial Statements (Unaudited)

1.) Basis of Combination

The accompanying unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations reflect the accounts of the Strong Short-Term Municipal Bond Fund, a series of Strong Short-Term Municipal Bond Fund, Inc., as of April 30, 2004 and for the fiscal year then ended, and the accounts of the Strong Dividend Income Fund, a series of Strong Conservative Equity Funds, Inc., and Strong Large Company Growth Fund, a series of Strong Equity Funds Inc., as of June 30, 2004 and for the fiscal year then ended, collectively “Strong Funds”. These pro forma statements have been derived from the annual or semi-annual reports of each Target Fund and its corresponding Acquiring Fund.

In the consolidation, each Acquiring Fund will acquire all of the net assets of the corresponding Target Fund(s) in a tax-free exchange as follows:

Accounting Survivor	(Target Funds)

Strong Short-Term Municipal Bond Fund	Strong Short-Term High Yield Municipal Bond Fund
Strong Dividend Income Fund	Strong Energy Fund and Strong Dow 30 Value Fund
Strong Large Company Growth Fund	Strong Endeavor Fund

Wells Fargo Funds Management, LLC and Strong Capital Management, Inc. have agreed to pay certain expenses of the Reorganization so the Strong Funds shareholders will not bear these costs.

Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Strong Funds.

The Pro Forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Strong Funds.

Pro forma adjusted annual investment advisory fee rates for each of the surviving funds are as follows:

Fund	Average Daily Net Assets	Advisory Fee (% of Average Daily Net Assets)

Strong Short-Term Municipal Bond Fund	$0 – 499 million	0.40%
	$500 - 999 million	0.35%
	$1 billion – 2.99 billion	0.30%
	$3 billion – 4.99 billion	0.275%
	>$5 billion	0.25%

Strong Dividend Income Fund	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%

Strong Large Company Growth Fund	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%

Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of average daily net assets of the Strong Short-Term Municipal Bond Fund, Strong Dividend Income Fund, and Strong Large Company Growth Fund.

Pro forma adjusted administration fees and transfer agent fees were computed based on the following annual fees:

Strong Short-Term Municipal Bond Fund	Administration Fee and Transfer Agent Fee Rate

Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Class C	0.23%
Investor Class	0.40%

Strong Dividend Income Fund	Administration Fee and Transfer Agent Fee Rate

Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Investor Class	0.37%
Institutional Class	0.10%

Strong Large Company Growth Fund	Administration Fee and Transfer Agent Fee Rate

Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Investor Class	0.45%
Institutional Class	0.10%

Administration and transfer agent fees include paying fees and expenses for services provided by the transfer agent and record-keepers out of the fees Strong Capital Management, Inc. receives as administrator.

Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of all Funds and share classes.

Pro forma distribution fees were computed based on the annual rate of 0.75% of the average daily net assets of the Class C shares of the Strong Funds.

The pro forma adjustments to portfolio accounting and directors’ fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.) Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and statements of additional information.

3.) Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

Wells Fargo Funds

Notes to Pro Forma Financial Statements (Unaudited)

1.)  Basis of Combination

The accompanying unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations reflect the accounts of the Wells Fargo Montgomery Total Return Bond Fund, as of May 31, 2004 and for the fiscal year then ended, and the accounts of the Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Money Market Fund, as of March 31, 2004 and for the fiscal year then ended, and the accounts of the Wells Fargo Index Fund, Wells Fargo Large Company Growth Fund, Wells Fargo Montgomery Mid Cap Growth Fund, Wells Fargo Montgomery Small Cap Fund, and Wells Fargo Specialized Technology Fund, as of March 31, 2004 and for the twelve month period then ended, all series of the Wells Fargo Funds Trust (“Wells Fargo Funds”). These pro forma statements have been derived from the annual or semi-annual reports of each Target Fund and its corresponding Acquiring Fund.

In the consolidation, each Wells Fargo Fund will acquire all of the net assets of the corresponding Strong Fund(s) in a tax-free exchange as follows:

Wells Fargo Funds (Acquiring Funds)	Strong Funds (Target Funds)

Income Fund and Montgomery Total Return Bond Fund*	Advisor Bond Fund and Corporate Income Fund

National Tax-Free Money Market Fund*	Florida Municipal Money Market Fund and Tax-Free Money Market Fund
Money Market Fund*	Money Market Fund

Index Fund*	Index 500 Fund

Growth Fund and Large Company Growth Fund*	Blue Chip Fund and Advisor Focus Fund

Montgomery Mid Cap Growth Fund*	Advisor Mid Cap Growth Fund

Small Cap Growth Fund and Montgomery Small Cap Fund*	U.S. Emerging Growth Fund and Advisor U.S. Small/Mid Cap Growth Fund

Specialized Technology Fund*	Advisor Technology Fund and Technology 100 Fund

*- Accounting Survivor

Wells Fargo Funds Management, LLC and Strong Capital Management, Inc. have agreed to pay certain expenses of the Reorganization so neither the Wells Fargo Funds nor Strong Funds shareholders will bear these costs.

Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Wells Fargo Funds and the Strong Funds.

The Pro Forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Wells Fargo Funds and Strong Funds.

Pro forma adjusted annual investment advisory fee rates for each of the surviving funds are as follows:

Fund	Average Daily Net Assets	Advisory Fee (% of Average Daily Net Assets)

Montgomery Total Return Bond Fund	$0 – 499 million	0.45%
	$500 - 999 million	0.40%
	$1 billion – 2.99 billion	0.35%
	$3 billion – 4.99 billion	0.325%
	>$5 billion	0.30%

National Tax-Free Money Market Fund	All	0.10%

Money Market Fund	$0 – 999 million	0.30%
	$1 billion – 4.99 billion	0.275%
	>$5 billion	0.25%
Index Fund *	$0 – 499 million	0.10%

	$500 - 999 million	0.10%
	$1 billion – 2.99 billion	0.075%
	$3 billion – 4.99 billion	0.075%
	>$5 billion	0.05%

Large Company Growth Fund *	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%

Montgomery Mid Cap Growth Fund	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%

Montgomery Small Cap Fund	$0 – 499 million	0.90%
	$500 - 999 million	0.85%
	$1 billion – 2.99 billion	0.80%
	$3 billion – 4.99 billion	0.775%
	>$5 billion	0.75%

Specialized Technology Fund	$0 – 499 million	1.05%
	$500 - 999 million	1.00%
	$1 billion – 2.99 billion	0.95%
	$3 billion – 4.99 billion	0.925%
	>$5 billion	0.90%

* - Represents the investment advisory fee rate of the Master Portfolio in which this Fund invests.

Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of average daily net assets of the Wells Fargo Montgomery Total Return Bond Fund, Wells Fargo National Tax-Free Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Montgomery Mid Cap Growth Fund, and Wells Fargo Montgomery Small Cap Fund and at a rate of 0.07% of the average daily net assets for the Wells Fargo Specialized Technology Fund.

The Wells Fargo Index Fund and Wells Fargo Large Company Growth Fund, as gateway feeder funds, currently do not directly pay an advisory fee or custody fee as they invest substantially all of their net assets in other Wells Fargo Funds.

Pro forma adjusted administration fees and transfer agent fees were computed based on the following annual fees:

Wells Fargo Montgomery Total Return Bond Fund
Wells Fargo Index Fund
Wells Fargo Large Company Growth Fund
Wells Fargo Montgomery Mid Cap Growth Fund
Wells Fargo Montgomery Small Cap Fund
Wells Fargo Specialized Technology Fund

Administration Fee and Transfer Agent Fee Rate
Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%

Class Level
Class A, Class B, Class C	0.28%
Class Z, Investor Class	0.45%
Institutional Class	0.10%
Select Class	0.08%

Wells Fargo National Tax-Free Money Market Fund
Wells Fargo Money Market Fund

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%

Class Level
Class A, Class B	0.22%
Class Z, Investor Class	0.39%
Service Class	0.12%
Institutional Class	0.08%

Administration and transfer agent fees include paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers out of the fees Wells Fargo Funds Management, LLC receives as administrator.

Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of all Funds and share classes except as noted below.

Fund	Class	Shareholder Servicing Fee (% of Average Daily Net Assets)

National Tax-Free Money Market Fund	I	NONE
Montgomery Total Return Bond Fund	SELECT	NONE

Pro forma distribution fees were computed based on the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares of the Wells Fargo Funds.

The pro forma adjustments to portfolio accounting and directors’ fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.)  Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and statements of additional information.

3.)  Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

WELLS FARGO FUNDS TRUST
Telephone:  1-800-222-8222
STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

ASIA PACIFIC FUND
BALANCED FUND
DISCOVERY FUND
DIVIDEND INCOME FUND
ENTERPRISE FUND
GROWTH FUND
GROWTH AND INCOME FUND
LARGE CAP GROWTH FUND
LARGE COMPANY GROWTH FUND
MID CAP DISCIPLINED FUND
OPPORTUNITY FUND
OVERSEAS FUND
SMALL/MID CAP VALUE FUND
SMALL COMPANY VALUE FUND

Class C, Advisor Class, Institutional Class, Investor Class and Select Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about fourteen funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) -- the Asia Pacific, Balanced, Discovery, Dividend Income, Enterprise, Growth, Growth and Income, Large Cap Growth, Large Company Growth, Mid Cap Disciplined, Opportunity, Overseas, Small/Mid Cap Value and Small Company Value Funds.  Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Growth Fund offers Class C shares.  The Growth and Income, Growth, Opportunity and Enterprise Funds offer Advisor Class shares.  The Dividend Income, Growth and Income, Growth, Large Company Growth, Opportunity and Enterprise Funds offer Institutional Class shares.  Each Fund offers Investor Class shares.  The Growth, Growth and Income, Growth, Enterprise and Overseas Funds also offer Select Class shares.  This SAI relates to all such classes of shares.  The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1)	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

(2)	purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(5)	make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.
For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6)	underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7)	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8)	purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

1

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1)	Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)	Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)	Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”)

for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4)	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)	Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

2

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.  The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:

“Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT
ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Balanced Fund may invest in various types of asset-backed securities.  Asset-backed securities are securities that represent an interest in an underlying security.  The asset-backed securities in which the Fund invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted.

Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.  The Fund may also invest in securities backed by pools of mortgages.  These investments are described under the heading “Mortgage-Related and Other Asset-Backed Securities.”

3

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Balanced Fund may be bonds.  A bond is an interest-bearing security issued by a company or governmental unit.  The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.  An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates.  The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall.  The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

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Closed-End Investment Companies

Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities.  Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.  The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge.  Other investment companies incur their own fees and expenses.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.  Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record.  The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer.  Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure.  Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature.  Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations.  These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate.  As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

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While derivative securities are useful for hedging and investment, they also carry additional risks.  A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations.  If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.  Also, derivative securities are more likely to experience periods when they will not be readily tradable.  If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment.  Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored.  These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies.  For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets.  Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts.  The Funds may trade futures contracts and options on futures contracts.  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date.  Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts.  Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract.  Initial margin deposits are typically equal to a percentage of the contract’s value.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.  In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses.  If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

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The Funds may also purchase options on futures contracts.  See “Options Trading” below.

Options and Futures Contracts.  When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would:  (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures.  When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would:  (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities.  The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if:  (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding.  A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets.  If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received.  If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets.  The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future.  In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts.  Certain Funds may purchase put options (“puts”) which relate to:  (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices.  A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold.  A Fund may purchase calls:  (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

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When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment.  When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.  When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held.  In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures.  Certain Funds may buy and sell Stock Index Futures.  A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries.  Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract.  No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future.  Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”).  The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions.  As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund.  Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts.  When a Fund buys a call on a stock index or Stock Index Future, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions.  The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below).  Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges.  A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions.  Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price.  These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures.  The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.  Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions.  If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge.  If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These Currency Futures will be used only as a hedge against anticipated currency rate changes.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

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The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge.  The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the adviser’s judgment will be accurate.  The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions.  Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading.  The Funds may purchase or sell options on individual securities or options on indices of securities.  The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Funds will write call options only if they are “covered.”  In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value.  A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written.  The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options.  Options trading is a highly specialized activity which entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.  If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had it not written the option.  If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

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A stock index option is an option contract whose value is based on the value of a stock index at some future point in time.  Stock indices fluctuate with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected.  Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.  When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase.  The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date.  With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option.  The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts.  These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments).  Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities.  Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate.  In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.  The Funds will usually enter into swaps on a net basis.  In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make.  There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

Future Developments.  The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

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Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities.  In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities

Certain Funds invest in equity securities of companies in “emerging markets.”  The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing.  The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth.  The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities.  The Funds may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.  A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries.  Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Many of these countries are also sensitive to world commodity prices.  Some countries may still have obsolete financial systems, economic problems or archaic legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

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Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  Long-term securities are affected to a greater extent by interest rates than shorter-term securities.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.  Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.  Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities.  Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics.  Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.  Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment.  If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds.  Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.  The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

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Foreign Obligations and Securities

Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country.  Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable.  Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers.  In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.  Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies.  Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income.  A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers.  The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.  EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

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For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers.  Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

High Yield/Lower-Rated Debt Securities

The Balanced Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”).  Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity.  The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.  Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness.  The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to:  (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession.  The effect that such a recession might have on such securities is not known.  Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities.  Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

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Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale.  Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price.  Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Interest-Rate Protection Transactions

To manage its exposure to different types of investments, the Balanced Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate “caps,” “floors” and “collars.”  In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period.  In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.  The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:  (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.  A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.  Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

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Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser.  Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1--” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements.  The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit.  Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Mortgage-Related and Other Asset-Backed Securities

The Balanced Fund may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid  to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.  Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

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Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments.  Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security.  Variations in the maturities of mortgage-related securities will affect the yield of a Fund.  Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Collateralized Mortgage Obligations (“CMOs”).  The Fund may also invest in investment-grade CMOs.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”).  CMOs are structured into multiple classes, with each class bearing a different stated maturity.  Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.  As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

There are risks inherent in the purchase of mortgage-related securities.  For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages.  In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected.  To the extent that the Adviser’s assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

Other Asset-Backed Securities. The Fund may purchase asset-backed securities unrelated to mortgage loans.  These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust.  Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS).  Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.

The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

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iShares. The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location.  iShares combine characteristics of stocks with those of index funds.  Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking.  iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”).  Rule 144A Securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities.  The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

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 A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities.  A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.  Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price.  When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security.  In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer.  A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.  Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.  Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

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In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.  A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies.  Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange.  As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies.  Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies.  Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case.  If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

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Stripped Securities

The Balanced Fund may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), stripped mortgage-backed securities (“SMBs”), and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value.  These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest.  Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time.  The stripped securities purchased by the Funds are not subject to prepayment or extension risk.  SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  SMBs that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only.

The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS)) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities

The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund.  After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

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U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”).  Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes).  In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  A Fund may only purchase warrants on securities in which the Fund may invest directly.  Warrants have no voting rights with respect to the assets of the issuer.  Warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise.  A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

The Balanced Fund may invest in zero coupon bonds.  Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value.  The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile.  When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements and should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Priutt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 45	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A.  President of Wells Fargo Funds Management, LLC.  Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003.  Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.

N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003

Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC.  Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.

N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

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[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter.

Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

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The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s Officers are not compensated by the Trust for their services.  For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table
Year Ended March 31, 2004

Trustee	Compensation

INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of equity securities beneficially owned by the Trustees in the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Asia Pacific	Balanced	Discovery	Dividend Income	Enterprise	Growth	Growth and Income	Large Cap Growth	Large Company Growth	Mid Cap Disciplined	Opportunity	Overseas	Small/Mid Cap Value	Small Company Value	Aggregate Dollar Range of Equity Securities of Fund Complex

Thomas S. Goho	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	0	0	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	0	0	0	0	0	0	0	0	0	C
Donald C. Willeke	0	0	0	0	0	0	0	0	0	0	0	0	0	0	B
Robert C. Brown	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	0	0	0	0	0	0	0	0	0	D

* The Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

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Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-advisers.  At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds.  For example, the Board reviewed and discussed the investment philosophy and experience of the Adviser.  The Board discussed the fact that the Adviser has established an investment program for each Fund and would supervise and evaluate the sub-advisers who would make the day-to-day investment decisions for the Funds.  The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-advisers. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations.  The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-advisers.  For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board reviewed the sub-advisers’ procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the factors that the sub-advisers will consider prior to selecting a broker to execute portfolio transactions.  One such factor is the sub-advisers’ consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios.  Finally, the Board reviewed the sub-advisers’ method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

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Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.  As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)

	0-499M	1.10%
	500-999M	1.05%
Asia Pacific Fund	1-2.99B	1.00%
	3-4.99B	0.975%
	>4.99B	0.95%
	0-499M	0.65%
	500-999M	0.60%
Balanced Fund	1-2.99B	0.55%
	3-4.99B	0.525%
	>4.99B	0.50%
	0-499M	0.75%
	500-999M	0.70%
Discovery Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Dividend Income Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-4.99M	0.75%
	500-999M	0.70%
Enterprise Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Growth Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Growth and Income Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Large Cap Growth Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Large Company Growth Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Mid Cap Disciplined Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Opportunity Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.95%
	500-999M	0.90%
Overseas Fund	1-2.99B	0.85%
	3-4.99B	0.825%
	>4.99B	0.80%
	0-499M	0.90%
	500-999M	0.85%
Small/Mid Cap Value Fund	1-2.99B	0.80%
	3-4.99B	0.775%
	>4.99B	0.75%
	0-499M	0.90%
	500-999M	0.85%
Small Company Value Fund	1-2.99B	0.80%
	3-4.99B	0.775%
	>4.99B	0.75%

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          General.  Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

Funds Management has engaged New Star Institutional Managers Limited (“New Star”), a wholly-owned subsidiary of New Star Asset Management Group, Matrix Asset Advisors, Inc. (“Matrix”), a registered investment adviser whose securities are primarily owned by David Katz and Douglas Altabef, and Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (collectively, the “Sub-Advisers”).  Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets.  The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds.  The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

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For providing sub-advisory services, New Star, Matrix and Wells Capital        Management are entitled to receive monthly fees at the annual rate as described below.

Fund	Sub-Adviser	Fee

Asia Pacific	Wells Capital	0-200M	0.45%
	Management	>200M	0.35%
Balanced	Wells Capital	0-1000M	0.25%
	Management	>1000M	0.20%
Discovery	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%
Dividend Income		0-200M	0.35%
	Wells Capital	200-400M	0.30%
	Management	>400M	0.25%
Enterprise	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%
Growth		0-200M	0.35%
	Wells Capital	200-400M	0.30%
	Management	>400M	0.25%
Growth and Income		0-250M	0.25%
	Matrix	250-500M	0.18%
		>500M	0.16%
Large Cap Growth		0-200M	0.35%
	Wells Capital	200-400M	0.30%
	Management	>400M	0.25%
Large Company Growth		0-200M	0.35%
	Wells Capital	200-400M	0.30%
	Management	>400M	0.25%
Mid Cap Disciplined	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%
Opportunity	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%
Overseas		0-50M	0.35%
	New Star	50-550M	0.29%
Small/Mid Cap Value		>550M	0.20%
	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%
Small Company Value	Wells Capital	0-200M	0.35%
	Management	>200M	0.30%

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

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In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class.  For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s (except for the Investor Class shares of the Asia Pacific, Dividend Income, Growth and Income, Large Cap Growth, Overseas Funds and the Advisor Class shares of the Growth and Income Fund) average daily net assets:

Class	Asset Level	Fee

	0-4.99B	0.33%
Class C and Advisor Class Shares	5B-9.99B	0.32%
	> 9.99B	0.31%
	0-4.99B	0.15%
Institutional Class Shares	5B-9.99B	0.14%
	> 9.99B	0.13%
	0-4.99B	0.50%
Investor Class Shares	5B-9.99B	0.49%
	> 9.99B	0.48%
	0-4.99B	0.13%
Select Class Shares	5B-9.99B	0.12%
	> 9.99B	0.11%

On behalf of the Asia Pacific, Dividend Income, Growth and Income, Large Cap Growth and Overseas Funds, Funds Management is entitled to receive an annual administrative fee for the following classes of shares at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund/Class	Asset Level	Fee

	0-4.99B	0.30%
Asia Pacific – Investor Class	5B-9.99B	0.29%
	>9.99B	0.28%
	0-4.99B	0.42%
Dividend Income – Investor Class	5B-9.99B	0.41%
	>9.99B	0.40%
	0-4.99B	0.28%
Growth and Income - Advisor Class	5B-9.99B	0.27%
	>9.99B	0.26%
Growth and Income – Investor Class	0-4.99B	0.45%
Large Cap Growth – Investor Class	5B-9.99B	0.44%
Overseas – Investor Class	>9.99B	0.43%

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor for the Funds.  Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds when they commence operations in the second quarter of 2005. The Growth Fund, which offers Class C shares, has adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for its Class C shares.  The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).  Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of the Fund pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares of the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

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The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD.  The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees.  Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice.  The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.  The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with Stephens authorized under the Plan.  As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan.  The Board has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve.  The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.  The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

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Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class C, Advisor Class, Institutional Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund.  For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund, except for the Overseas Fund and Asia Pacific Fund.  The Custodian is entitled to receive an annual fee of 0.10% of the average daily net assets of the Overseas Fund and 0.25% of the average daily net assets of the Asia Pacific Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds.  For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one.  PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below.  Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios).  Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees

$0-85 billion	0.0057%
> $85 billion	0.0025%

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Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis once they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Funds family, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, the Adviser and the Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

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Each Fund’s investments are generally valued at current market prices.  If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session (“closing price”); if no sale has occurred, the security is valued based on the latest bid quotation.  Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value.  This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.  The Adviser uses various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security.  In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost.  Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.  Prices for fixed-income and other securities may be furnished by a reputable independent pricing service.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business.  Each Fund is open for business each day the NYSE is open for trading (a “Business Day”).  Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”).  When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

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Purchase orders for a Fund that are received before such Fund’s NAV calculation time generally are processed at such time on that Business Day.  Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the NYSE closes early, the Funds will close early.  On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds.  For further information about this form of payment, please contact the Distributor.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  Each Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act.  In addition, each Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet.  All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet.  For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account.  Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record.  We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds.  Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.  Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates.  A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.”  The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Certain Holders of Class C Shares.  No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the Adviser, a Fund’s Sub-Adviser is responsible for each Fund’s investment decisions and the placing of portfolio transactions.  In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services.  Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens  or affiliated brokers.  In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

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Purchases and sales of non-equity securities usually will be principal transactions.  Funds’ portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price.  Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer.  Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions.  The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions.  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.  The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, the Adviser oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

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Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part.  Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses.  Expenses attributable to the Funds are charged against a Fund’s assets.  General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.  This section of the SAI provides additional information concerning federal income taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters.

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A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions,  broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.  As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards.  If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable.  The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting.  Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

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Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax  purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss.  Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;  (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income.  If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

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A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments.  Because it is not always  possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment.  This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.  Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes.  Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  Only the Asia Pacific Fund and Overseas Fund may qualify for and make the election; however, even if either Fund qualifies for the election for a year, it may not make the election for such year.  The Asia Pacific Fund and Overseas Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if the Asia Pacific Fund or Overseas Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholder if certain holding period requirements are met.  Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend.  These holding periods increase for certain dividends on preferred stock.  The Asia Pacific Fund or Overseas Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If the Asia Pacific Fund or Overseas Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year.  Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the Asia Pacific Fund or Overseas Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction.  If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year.  If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

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In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income.  This $300 threshold is increased to $600 for joint filers.  A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates.  As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%.  In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares.  If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.  A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify.  Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

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Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.  The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts].  Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders.  Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

Foreign Shareholders.  Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless:  (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

American Jobs Creation Act of 2004.   On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

          Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts.  The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management.  In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund.  While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures.  Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee.  Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee.  In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – the Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders.  In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

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In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines.  However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter.  In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Funds are fourteen of the funds in the Wells Fargo Funds Trust family of funds.  The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a fund represents an equal, proportionate interest in a fund with all other shares.  Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series.  For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series.  Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

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As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights.  All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below.  The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment.  Debt rated C is subordinate to senior debt rated CCC-.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-1

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below.  The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

In addition, Moody’s applies numerical modifiers (1, 2 and 3) to rating categories.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.  With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2  - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST
Telephone:  1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
Dated October 26, 2004

MONEY MARKET FUND
NATIONAL TAX-FREE MONEY MARKET FUND

Administrator Class and Investor Class

          Wells Fargo Funds Trust(the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about two Funds in the Wells Fargo Funds Trust family of funds -- the Money Market Fund and National Tax-Free Money Market Fund (each, a “Fund” and collectively, the “Funds”).  Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).   The Money Market Fund offers Investor Class shares.  The National Tax-Free Money Market Fund offers Administrator Class shares.  These Classes of shares will not be available for investment until the second quarter of 2005.  The Funds also offer other share classes.   Please see the applicable SAIs relating to those share classes for additional information.  This SAI relates to the Administrator and Investor Class shares only of each respective Fund, as applicable.

          This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”), dated October 26, 2004.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended March 31, 2004, are hereby incorporated by reference to the Annual Reports.  The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA  02266-8266.

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HISTORICAL FUND INFORMATION

          On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to the Funds (the “Reorganization”).  Prior to November 5, 1999, the effective date of the consolidation of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

          The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds that were advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”), and the Norwest Advantage family of funds that were advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex.  The Reorganization followed the merger of the advisers’ parent companies.

          The chart below shows the Funds, and indicates the predecessor Stagecoach and Norwest Funds that are the accounting survivors for the Wells Fargo Funds, as applicable.

Wells Fargo Funds	Predecessor Funds

Money Market Fund	Stagecoach Money Market Fund
National Tax-Free Money Market Fund	Norwest Municipal Money Market Fund

          The Money Market Fund commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest.  The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

          The National Tax-Free Money Market Fund commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest.  The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988.  The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

INVESTMENT POLICIES

          Fundamental Investment Policies

          Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

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The Funds may not:

          (1)          purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s:  (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”), or its staff); and provided further that the National Tax-Free Money Market Fund (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

          (2)          purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3)          borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

          (4)          issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

          (5)          make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

          (6)          underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

          (7)          purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

          (8)          purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

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The National Tax-Free Money Market Fund may not:

          Invest less than 80% of net assets plus investment borrowings, under normal circumstances, in instruments the income from which is exempt from federal income tax and federal alternative minimum tax.

          Non-Fundamental Investment Policies

          Each Fund has adopted the following non-fundamental policies which may be changed by the Board at any time without approval of such Fund’s shareholders.

          (1)          Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

          (2)          Each Fund may not invest or hold more than 10% of the Fund’s net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

          (3)          Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

          (4)          Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

          (5)          Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

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          (6)          Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          (7)          The Money Market Fund is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, has a non-fundamental policy or policies in place to comply with the Names Rule, and has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.  The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

          General

          Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

          Set forth below are descriptions of certain investments and additional investment policies for the Funds.  Not all of the Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

          Asset-Backed Securities

          Certain Funds may purchase asset-backed securities unrelated to mortgage loans.  These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust.  Examples include certificates for automobile receivables (“CARs”) and credit card receivables (“CARDs”).  Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination.  The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted.  Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and the Fund should expect no recourse to the entity that sold the assets to the issuer.  The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

4

          Bank Obligations

          Certain Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic and foreign banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings banks and associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

          Borrowing

          The Funds may borrow money for temporary or emergency purposes, including for the purpose of meeting redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

5

          Commercial Paper

          The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below) which refers to short-term, unsecured promissory notes issued in order to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months.  Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

          Dollar Roll Transactions

          Certain Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities.  In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds’ use of the proceeds of the transaction may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

          Fixed-Income Securities

          Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  Long-term securities are affected to a greater extent by interest rates than shorter-term securities.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.  Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.  Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities.  Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics.  Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.  Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment.  If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

6

          Floating- and Variable-Rate Obligations

          The Funds may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper.  These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act.  They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days.  The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates.  The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.

          The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

          Foreign Government Securities

          Certain Funds may make investments in foreign government securities.  Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund’s investment objective.

          Foreign Obligations

          Certain Funds may invest in high-quality, short-term (thirteen months or less) debt obligations, including debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.  Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations.  There may be less publicly available information about a foreign issuer than about a domestic issuer.  Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers.  In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws and there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect adversely investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

          Amounts realized on certain foreign obligations in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these obligations.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

          Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

          Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

7

          Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities.  If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

          Funding Agreements

          Certain Funds may enter into funding agreements.  Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date.  The term to maturity cannot exceed 397 days.  Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions.  The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund.  The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

          Illiquid Securities

          The Funds may invest in securities not registered under the Securities Act of 1933 Act, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price.  Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  Each Fund may not invest or hold more than 10% of its net assets in illiquid securities.

          Letters of Credit

          Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which certain of the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings bank or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

          Money Market Instruments

          Certain of the Funds may invest in money market instruments, which consist of:  (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (b) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated in one of the two highest ratings categories by a NRSRO or, if unrated, of comparable quality as determined by the adviser; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment:  (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

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          Mortgage-Related Securities

          Certain Funds may invest in mortgage-related securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.  Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

          Municipal Bonds

          Certain Funds may invest in municipal bonds.  The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds.  Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities.  Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user.  Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.  Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category.  There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

9

          Municipal Notes.  Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes.  Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

          TANs.  An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.  Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs.  Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

          BANs.  The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

          RANs.  A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs.  In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

          The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk).  Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).  Should such interest rates rise, the values of outstanding securities, including those held in the Fund’s portfolio, will decline and (if purchased at par value) sell at a discount.  If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium.

          Other Investment Companies

          The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees that would be in addition to those charged by the Funds.

          Participation Interests

          Certain of the Funds may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

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          Repurchase Agreements

          Certain Funds may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

          Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

          Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

          Restricted Securities

          The Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) and commercial paper issued in reliance on Section 4(2) of the 1933 Act (“4(2) Paper”).  Rule 144A Securities and 4(2) Paper (“Restricted Securities”) are not publicly traded, and thus the liquidity of the market for such securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Restricted Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 10% of net assets in illiquid securities.  The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation:  (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer).  In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

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          U.S. Government and U.S. Treasury Obligations

          The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government (“U.S. Government obligations”).  Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association [“GNMA”] certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes).  In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

          Variable Rate and Amount Master Notes

          The Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

          Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

          Zero Coupon Bonds

          Certain Funds may invest in zero coupon bonds.  Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value.  The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile.  When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

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          Nationally Recognized Statistical Ratings Organizations (“NRSROs”)

          The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

          The following information supplements and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.

          Trustees and Officers.  The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

          General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

          In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Water Company

Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 45	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A.  President of Wells Fargo Funds Management, LLC.  Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003.  Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.

N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Stacie D. DeAngelo, 35	Treasurer, since 2003

Vice President of Wells Fargo Bank, N.A.  Vice President of Operations for Wells Fargo Funds Management, LLC.  Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001; Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.

N/A

C. David Messman, 44	Secretary,since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2] Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

          Committees.  All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter, and met two times during the Funds’ most recently completed fiscal year.

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          Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s officers are not compensated by the Trust for their services.  For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation

INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

          Beneficial Equity Ownership Information.  As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in Funds and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Money Market Funds of Funds Trust		Aggregate Dollar Range of Equity Securities of Fund Complex

	Money Market	National Tax-Free Money Market

INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	D
Peter G. Gordon	0	0	B
Richard M. Leach	0	0	0
Timothy J. Penny	0	0	C
Donald C. Willeke	A	0	B
INTERESTED TRUSTEES
Robert C. Brown	0	0	D
J. Tucker Morse	0	D	D

          Ownership of Securities of Certain Entities.  None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

          Approval of Advisory and Sub-Advisory Agreements.  Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers.  At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, “Advisers”), a description of the quality and nature of the services provided by the Advisers.

          Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

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          The Board then reviewed statistical information regarding the performance and expenses of the Funds and was provided with a detailed description of the methodology used to prepare this information.  In addition to the performance information for each Fund, the Board reviewed the performance information for a “Peer Group,” a group of funds that was similar to the specific Fund, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad-based index.  The Board also reviewed data relating to the risk of each Fund as compared to its total return.  This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period.  The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the:  (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees.  During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds.  The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

          The Board then analyzed the Adviser’s background and services that it provides to the Funds.  The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser.  The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations.  The Board reviewed the Adviser’s compliance procedures including the Advisers’ internal compliance policies relating to the respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

          In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser.  For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with the sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds).  The Board analyzed the degree to which the sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research.  The Board also reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the method by which the sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions.  One such factor was the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios.  The Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

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          Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.  This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment adviser from its advisory arrangement with the Funds.

          Investment Adviser.  Wells Fargo Funds Management, LLC (“Funds Management”) provides investment advisory services for each of the Funds.  Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds.

          As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee

Money Market Fund	0-999M	0.30
	1B-4.99B	0.275
	>4.99B	0.25
National Tax-Free Money Market Fund	0.10

FORMER STAGECOACH FUNDS

          For the periods indicated below, the following Funds paid to Funds Management the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:

	Year Ended 3/31/04		Year Ended 3/31/03		Year Ended 3/31/02

Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Money Market Fund	$53,402,122	$21,675,448	$19,404,069	$18,215,433	$23,117,476	$20,750,910
National Tax-Free Money Market Fund	$3,277,399	$1,363,303	$113,965	$1,442,439	$116,790	$1,366,168

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          General.  Each Fund’s Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Contract or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Contract may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

          Investment Sub-Adviser.  Funds Management has engaged Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds.  Subject to the direction of the Board and the overall supervision and control of Funds Management and the Trust, Wells Capital Management makes recommendations regarding the investment and reinvestment of the Funds’ assets.  Wells Capital Management furnishes to Funds Management periodic reports on the investment activity and performance of the Funds.  Wells Capital Management also furnishes such additional reports and information as Funds Management and the Trust’s Board and officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

          As compensation for its sub-advisory services to each Fund, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.05% of the first $1 billion of each Fund’s average daily net assets, and 0.04% of each Fund’s average daily net assets over $1 billion.  These fees may be paid by Funds Management or directly by the Funds.  If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.  Wells Capital Management does not receive any fees for investment sub-advisory services provided to the money market Trust Funds.

          Administrator.  The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

          In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class.  For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

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Class	Fee

Administrator Class	0-4.99B	0.15%
Shares	5B-9.99B	0.14%
	>9.99B	0.13%
Investor Class Shares	0-4.99B	0.44%
	5B-9.99B	0.43%
	>9.99B	0.42%

FORMER STAGECOACH FUNDS

          For the periods indicated below, the following Funds paid the following dollar amounts to Funds Management for administration and, as applicable, co-administration fees:

	Year Ended 3/31/04	Year Ended 3/31/03	Year Ended 3/31/02

Fund	Funds Management	Funds Management	Funds Management

Money Market	$20,261,700	$14,935,314	$16,450,645
National Tax-Free Money Market Fund	$3,625,781	$2,354,749	$2,224,438

          Distributor. Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas  72201, currently serves as distributor for the Funds.  The Funds will not pay distribution fees to the Distributor for their Administrator or Investor Class shares.

          Shareholder Servicing Agent.  The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing Investor Services, a Shareholder Servicing Agent is entitled to a fee from the applicable Fund of 0.25%, on an annualized basis, of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

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          General.  The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Board and the Non-Interested Trustees.

          The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

          Custodian.  Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as Custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund.  For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

          Fund Accountant.  PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Funds.  For its services as Fund Accountant, PFPC is entitled to receive the annual asset based Fund Complex fee listed in the chart below.

Average Fund Complex Daily Net Assets	Annual Asset Based Fees

$0-85 billion	0.0057%
>$85 billion	0.0025%

          Each Fund’s share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios).  PFPC also will be entitled to receive an annual fee of $20,000from each Fund.  Finally, PFPC will be entitled to receive certain out-of-pocket costs.

          Transfer and Dividend Disbursing Agent.  Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

          Underwriting Commissions.  Stephens currently serves as the principal underwriter for the Funds and serves as principal underwriter of the Stagecoach predecessor portfolios whereas Forum served as underwriter of the predecessor Norwest portfolios.  The Funds paid no underwriting commissions for the years ended March 31, 2004, March 31, 2003 and March 31, 2002.

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          Code of Ethics.  The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, Adviser and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

          Net asset value (“NAV”) per share for each class of the Funds is determined as of the times listed in the chart below:

Funds	NAV Calculation Time (Pacific Time)

Money Market Fund	12:00 Noon
National Tax-Free Money Market Fund	9:00 a.m.

          If the markets for the instruments and securities the Funds invest in close early, the Funds may close early and may value their shares at earlier times under these circumstances.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

          Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act.  The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold.  During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices.  Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds’ portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income.  The converse would apply during periods of rising interest rates.

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          Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks.  The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed.  However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features.  Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund’s price per share as computed for the purpose of sales and redemptions at $1.00.  Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost.  The extent of any deviation will be examined by the Board.  If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated.  In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.  It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

          Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds may be purchased on any day the Funds are open for business (a “Business Day”).  The Funds are open on any day that both the New York Stock Exchange and Federal Reserve are open.  The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.  The Federal Reserve is closed on all days listed above (except Good Friday) as well as Columbus Day and Veterans Day.

          Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day.  Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early.  On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation times described above.

          Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds.  For further information about this form of payment please contact Stephens.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

          The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.  In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the supervision of the Adviser, each Fund’s Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions.  In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

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          Purchases and sales of non-equity securities usually will be principal transactions.  Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price.  Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer.  Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions.  The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions.  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.  The Funds may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

          In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

          The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

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          Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders.  The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover also can generate short-term capital gain tax consequences.

          Brokerage Commissions.  For the fiscal years ending March 31, 2004, March 31, 2003 and March 31, 2002, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

          Securities of Regular Broker-Dealers.  As of March 31, 2004, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:  (i) the name of each regular broker or dealer and (ii) the dollar value of such securities of such broker or dealer held by each Fund.

Fund	Broker/Dealer	Value

Money Market	Bear, Stearns & Co., Inc.	$50,000,000
	Goldman, Sachs & Co.	$85,000,000

FUND EXPENSES

          Funds Management is contractually obligated, subject to certain conditions, to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio.  Funds Management also may voluntarily waive fees and/or reimburse expenses, which can reduce operating expenses.  During the last fiscal year, Funds Management voluntarily waived certain fees for the Money Market Fund and Overland Express Sweep Fund.  Actual reimbursements and waivers have a positive effect on a Fund’s performance.

          Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses.  Expenses attributable to a Fund are charged against a Fund’s assets.  General expenses of the Trust are allocated among all of the funds of the Trust, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

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FEDERAL INCOME TAXES

          The following information supplements and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.  This section of the SAI provides additional information concerning federal income taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters other than certain California and Minnesota taxes.

          A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal and state income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

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          In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

          In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year.  A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

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          Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.  As a money market Fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

          Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

          If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

          Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

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          If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

          Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects.  Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be jeopardized.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

          In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

          Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  Except for exempt-interest distributions, defined below, paid out by the National Tax-Free Money Market Fund, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

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          Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  This exemption may not apply to corporate shareholders.

          Sales and Exchanges of Fund Shares.  In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

          If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

          If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares.  These loss disallowance rule does not apply to losses realized under a periodic redemption plan.

          Foreign Taxes.  Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  However, none of the Funds expect to qualify for this election.

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          Federal Income Tax Rates.  As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.  Reductions in the individual federal income rate tax on certain qualified dividends generally will not apply to Fund distributions.

          The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

          Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

          Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.  Shares of the National Tax-Free Fund may not be suitable investments for tax-deferred plans and tax-exempt investors.

33

          Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

          If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

          The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

          Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

          Additional Considerations for the National Tax-Free Money Market Fund.  If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.”  The Fund intends to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

          Distributions of capital gains or income not attributable to interest on the Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders.  The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

34

          Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions.  The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.  Interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

          In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”).  Tax preference items include tax-exempt interest on “private activity bonds.”  To the extent that the Fund invests in private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any.  Shareholders will be notified of the tax status of distributions made by the Fund.  Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund.  Furthermore, shareholders will not be permitted to deduct any of their share of the Fund’s expenses in computing their federal AMT.  In addition, exempt-interest distributions paid by the Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation.  As of the printing of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%.  Shareholders with questions or concerns about the AMT should consult own their tax advisors.

          American Jobs Creation Act of 2004.  On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

35

          Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

CAPITAL STOCK

          The Funds are two of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

          Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares.  Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

          With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan.  Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series.  For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series.  Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

          As used in the Prospectus/Proxy Statement and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

36

          Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders are not entitled to any preemptive rights.  All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.

          The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

          Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Set forth below as of October 1, 2004, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of each Fund or 5% or more of the voting securities of each Fund as a whole.  The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF OCTOBER 1, 2004*

Fund	Name and Address	Type of Ownership	Percentage of Fund

MONEY MARKET FUND

Class A	WELLS FARGO SERVICE COMPANY FBO Sweep Funds FA Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record	54.57%

	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record	38.86%

Class B	WELLS FARGO SERVICE COMPANY FBO Sweep Funds FB Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record	98.26%

Trust Class	WELLS FARGO BANK NA ATTN: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0001	Record	99.96%

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Fund	Name and Address	Type of Ownership	Percentage of Fund

NATIONAL TAX- FREE MONEY MARKET FUND

Class A	WELLS FARGO SERVICE COMPANY FBO Sweep Funds NTF Retail Sweep Operations 3401 N. 4th Avenue, #N9777-131 Sioux Falls, SD 57104-0783	Record	58.54%

	WELLS FARGO INVESTMENTS, LLC c/o Alex O’Connor 625 Marquette Ave., Fl. 12 Minneapolis, MN 55402-2308	Record	36.09%

Institutional Class	WELLS FARGO INST BROKERAGE SERVICES c/o Sean O’Farrell 608 2nd Ave. S #N9303-054 Minneapolis, MN 55479-0001	Record	42.62%

	WELLS FARGO BANK NA ATTN: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0001	Record	39.52%

Service Class	WELLS FARGO BANK, N.A. Attn: Cash Sweep Dept MAC: N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0001	Record	48.84%

	WELLS FARGO INVESTMENTS LLC C/O Alec O’Connor 625 Marquette Ave Fl 12 Minneapolis, MN 55402-2308	Record	23.15%

	WELLS FARGO BANK NA ATTN: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0001	Record	16.32%

	WELLS FARGO INSTITUTIONAL BROKERAGE SERVICES C/O Sean O’Farrell 608 2nd Avenue S #N9303-054 Minneapolis, MN 55479-0001	Record	9.00%

Trust Class	WELLS FARGO BANK, N.A. ATTN: Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0001	Record	98.32%

* The Administrator Class shares of the National Tax-Free Money Market Fund and the Investor Class shares of the Money Market Fund are not expected to commence operations until the second quarter of 2005.

          For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund) or is identified as the holder of record or more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

38

OTHER

          The Trust’s Registration Statement, including the Prospectus/Proxy Statement and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.  Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

          Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

          The portfolios of investments, financial statements, financial highlights and independent registered public accounting firm’s report for the Funds for the year ended March 31, 2004 are hereby incorporated by reference to the Funds’ Annual Reports.

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APPENDIX

          The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

          Corporate Bonds

          S&P

          S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below.  The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

     C - Debt rated C is currently highly vulnerable to nonpayment.  Debt rated C is subordinate to senior debt rated CCC-.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

          Moody’s

          Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below.  The first four denote investment grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, such bonds comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.  Uncertainty of position characterizes bonds in this class.

A-2

          B - Bonds rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.
C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                 Moody’s applies numerical modifiers (1, 2 and 3) to rating categories.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.  With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

          Short-Term Issue Credit Ratings (including Commercial Paper)

               S&P:

          A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

          A-2  - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 - Debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B - Debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-3

          D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-4

WELLS FARGO FUNDS TRUST

Telephone:  1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

Dated October 26, 2004

INDEX FUND

MINNESOTA TAX-FREE FUND

Class C, Class Z and Investor Class

          Wells Fargo Funds Trust(the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about two funds in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) -- the Index and Minnesota Tax-Free Funds.  The Index Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Minnesota Tax-Free fund is considered non-diversified under the 1940 Act, as amended.  The Index Fund offers Investor Class shares.  The Minnesota Tax-Free Fund offers Class C and Class Z shares.  These classes of shares are expected to be available for investment in the second quarter of 2005.  The Funds also offer other share classes.  See the applicable SAIs relating to those shares for additional information.  This SAI relates only to the Class C, Class Z and Investor classes of shares of each respective Fund, as applicable.

          This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”), dated October 26, 2004.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  The audited financial statements for the Index Fund, which include the portfolios of investments and independent auditors’ report for the year ended September 30, 2003 are hereby incorporated by reference to the Annual Report and the unaudited financial statements for the period ended March 31, 2004 to the Semi-Annual Report.  The audited financial statements for the Minnesota Tax-Free Fund, which include the portfolios of investments and independent auditors’ report for the year ended June 30, 2004 are hereby incorporated by reference to the Annual Report.  The Prospectus/Proxy Statement, Semi-Annual Report and Annual Reports may be obtained without charge by calling 1-800-222-8222or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL FUND INFORMATION

          On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust.  Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

          The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex.  The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies.

          The chart below indicates the predecessor Norwest funds that are the accounting survivors of the Wells Fargo Funds.

Wells Fargo Funds	Predecessor Funds

Index Fund	Norwest Index Fund
Minnesota Tax-Free Fund	Norwest Minnesota Tax-Free Fund

          The Index Fund commenced operations on November 8, 1999, as successor to the Index Fund of Norwest.  The predecessor Norwest Index Fund commenced operations on January 31, 1987.

          The Minnesota Tax Free Fund commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund.  The predecessor Norwest Fund commenced operations on January 12, 1988.  On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

INVESTMENT POLICIES

Fundamental Investment Policies

          Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

1

          The Funds may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) except for the Minnesota Tax-Free Fund, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) except for the Minnesota Tax-Free Fund, repurchase agreements, and provided further that (v) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; (vi) the Minnesota Tax-Free Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (vii) the Minnesota Tax-Free Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

          (2) except for the Minnesota Tax-Free Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

          (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

          (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

          (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

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          The Minnesota Tax-Free Fund may not:

          invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) as a state-specific Fund, in investments the income from which is also exempt from such state’s income tax.

Non-Fundamental Investment Policies

          Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

          (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

          (2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

          (3) Each Fund, except for the Minnesota Tax-Free Fund, may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

          (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

          (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

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          (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

          (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

          (8) The Index Fund is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, has a non-fundamental policy or policies in place to comply with the Names Rule, and has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.  The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

          Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT
ACTIVITIES AND ASSOCIATED RISKS

          Set forth below are descriptions of certain investments and additional investment policies for the Funds.  Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”) or gateway blended funds that invest in two or more master portfolios.  References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests.  Not all of the Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

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Asset-Backed Securities

          Certain Funds may invest in various types of asset-backed securities.  Asset-backed securities are securities that represent an interest in an underlying security.  The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARs”) and credit card receivables (“CARDs”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.  The Fund may also invest in securities backed by pools of mortgages.  These investments are described under the heading “Mortgage-Related and Other Asset-Backed Securities.”

Bank Obligations

          The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

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          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

          Certain of the debt instruments purchased by the Minnesota Tax-Free Fund may be bonds.  A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates.  The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall.  The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

          Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

          The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

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Commercial Paper

          The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.  Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

          The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record.  The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer.  Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure.  Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature.  Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

          The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations.  These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Derivative Securities: Futures and Options Contracts

          Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate.  As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

          While derivative securities are useful for hedging and investment, they also carry additional risks.  A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations.  If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.  Also, derivative securities are more likely to experience periods when they will not be readily tradable.  If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment.  Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

          The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored.  These procedures include providing periodic reports to the Board concerning the use of derivatives.

          The use of derivatives by a Fund also is subject to broadly applicable investment policies.  For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets.  Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

          Futures Contracts.  The Funds may trade futures contracts and options on futures contracts.  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date.  Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts.  Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract.  Initial margin deposits are typically equal to a percentage of the contract’s value.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.  In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

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          Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses.  If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

          The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

          The Funds may also purchase options on futures contracts.  See “Options Trading” below.

          Options and Futures Contracts.  When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would:  (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures.  When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would:  (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities.  The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

          The Funds may write (i.e., sell) call options (“calls”) if:  (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding.  A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets.  If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

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          When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received.  If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

          The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets.  The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future.  In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

          Purchasing Calls and Puts.  Certain Funds may purchase put options (“puts”) which relate to:  (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices.  A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold.  A Fund may purchase calls:  (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

          When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment.  When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

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          When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

          Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.  When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held.  In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

          Stock Index Futures.  Certain Funds may buy and sell Stock Index Futures.  A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries.  Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract.  No physical delivery of the underlying stocks in the index is made.

          No price is paid or received upon the purchase or sale of a Stock Index Future.  Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”).  The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions.  As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund.  Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

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          Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts.  When a Fund buys a call on a stock index or Stock Index Future, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

          Foreign Currency Futures Contracts and Foreign Currency Transactions.  The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below).  Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges.  A Fund will incur brokerage fees when it purchases and sells futures contracts.

          The Funds may invest in foreign currency transactions.  Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price.  These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures.  The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.  Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

          Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

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          A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions.  If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge.  If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These Currency Futures will be used only as a hedge against anticipated currency rate changes.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

          The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge.  The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the adviser’s judgment will be accurate.  The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions.  Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

          Options Trading.  The Funds may purchase or sell options on individual securities or options on indices of securities.  The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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          The Funds will write call options only if they are “covered.”  In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value.  A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written.  The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

          Each Fund may buy put and call options and write covered call and secured put options.  Options trading is a highly specialized activity which entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.  If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option.  If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

          Below is a description of some of the types of options in which certain Funds may invest.

          A stock index option is an option contract whose value is based on the value of a stock index at some future point in time.  Stock indices fluctuate with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected.  Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.  When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

          The Funds may invest in stock index futures contracts and options on stock index futures contracts.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase.  The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date.  With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option.  The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts.  These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

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          Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments).  Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities.  Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate.  In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.  The Funds will usually enter into swaps on a net basis.  In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make.  There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

          Future Developments.  The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Diversification

          The Minnesota Tax-Free Fund is non-diversified, which means that it has a greater latitude than a diversified fund with respect to the investment of its assets in the securities of relatively few municipal issuers.  As a non-diversified portfolio, this Fund may present greater risks than a diversified fund.  However, the Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below under “Federal Income Taxes.”

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Dollar Roll Transactions

          The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities.  In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations

          The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds.  Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

          There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.  The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest-rate and credit risk.

          The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

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Foreign Obligations and Securities

          The Index Fund may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country.  Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

          The Index Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable.  Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers.  In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.  Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

          The Index Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies.  Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

          The Index Fund may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income.  A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers.  The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

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          The Index Fund may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.  EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

          For temporary defensive purposes, the Index Fund may invest in fixed-income securities of non-U.S. governmental and private issuers.  Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

          The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

          The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration

          The Minnesota Tax-Free Fund invests substantially all of its assets in municipal securities issued by issuers within a particular state and the state’s political subdivisions.  This Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio.  These risks arise from the financial condition of the state and its political subdivisions.  To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

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          To the extent a Fund’s investments are primarily concentrated in issuers located in a particular state, the value of the Fund’s shares may be especially affected by factors pertaining to that state’s economy and other factors specifically affecting the ability of issuers of that state to meet their obligations.  As a result, the value of the Fund’s assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states.  The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.  The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state.  In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes.  The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations.  Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

Guaranteed Investment Contracts

          The Minnesota Tax-Free Fund may purchase guaranteed investment contracts (“GICs”).  GICs are issued by insurance companies.  In purchasing a GIC, the Fund contributes cash to the insurance company’s general account and the insurance company then credits to the Fund’s deposit fund on a monthly basis guaranteed interest at a specified rate.  The GIC provides that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments.  GICs are typically unrated.

High Yield/Lower-Rated Debt Securities

          The Minnesota Tax-Free Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high yield securities or “junk bonds”).  Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity.  The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.  Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher- rated securities.

          The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness.  The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to:  (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

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          Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession.  The effect that such a recession might have on such securities is not known.  Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities.  Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

          The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale.  Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price.  Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Loans of Portfolio Securities

          Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:  (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

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          A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.  A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.  Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

          Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser.  Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

          The Index Fund may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1—” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements.  The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

          Letters of Credit.  Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

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Mortgage-Related and Other Asset-Backed Securities

          The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.  Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

          Interest Rate Risk.  The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index.  The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate.  The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

          Prepayment and Extension Risk.  The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments.  Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security.  Variations in the maturities of mortgage-related securities will affect the yield of a Fund.  Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

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          Collateralized Mortgage Obligations (“CMOs”).  The Funds may also invest in investment-grade CMOs.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”).  CMOs are structured into multiple classes, with each class bearing a different stated maturity.  Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.  As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          There are risks inherent in the purchase of mortgage-related securities.  For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages.  In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected.  To the extent that the Adviser’s assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

          Mortgage Participation Certificates.  The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC.  PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments.  Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

          Other Asset-Backed Securities.  The Funds may purchase asset-backed securities unrelated to mortgage loans.  These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust.  Examples include certificates for automobile receivables (“CARs”) and credit card receivables (“CARDs”).  Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.  The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

Municipal Bonds

          The Minnesota Tax-Free Fund invests in municipal bonds.  The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds.  Municipal bonds are debt obligations issued to obtain funds for various public purposes.  Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user.  Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

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          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations.  For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s alternative minimum taxable income.  Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

          Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest.  The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance.  In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders.  There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes

          The Minnesota Tax-Free Fund may invest in municipal notes.  Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes.  Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

          TANs.  An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.  Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs.  Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

          BANs.  The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

          RANs.  A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs.  In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

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          The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk).  Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).  Changes in the value of municipal securities held in a Fund’s portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities

          Stand-by Commitments.  The Minnesota Tax-Free Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid.  The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions.  In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

          The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities.  A Fund values stand-by commitments at zero in determining NAV.  When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held.  Stand-by commitments do not affect the average weighted maturity of the Fund’s portfolio of securities.

Other Investment Companies

          The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets.  Gateway funds, such as the Index Fund, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

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          iShares.  The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location.  iShares combine characteristics of stocks with those of index funds.  Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

          The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

          The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”).  Rule 144A Securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities.  The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

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Repurchase Agreements

          The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

          A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities.  A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

          The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.  Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

          A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price.  When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security.  In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  Short sales “against the box” mean that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

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          The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer.  A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

          Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.  Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

          In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

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          To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by the Funds will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.  A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Stripped Securities

          The Minnesota Tax-Free Fund may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  The stripped securities the Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value.  The Fund may not purchase stripped mortgage-backed securities.  The stripped securities purchased by the Fund generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest.  Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time.  The stripped securities purchased by the Fund are not subject to prepayment or extension risk.

          The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swaps, Caps, Floors and Collars

          The Minnesota Tax-Free Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.”  Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments).  Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages.  Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

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Synthetic Convertible Securities

          The Index Fund may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

          The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund.  After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

          The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”).  Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes).  In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants

          The Funds may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  A Fund may only purchase warrants on securities in which the Fund may invest directly.  Warrants have no voting rights with respect to the assets of the issuer.  Warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise.  A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

          The Minnesota Tax-Free Fund may invest in zero coupon bonds.  Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value.  The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile.  When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

          The ratings of Moody’s, S&P and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

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Additional Information about the S&P 500 Index

          The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

          The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc.  S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

SPECIAL CONSIDERATIONS AFFECTING
MINNESOTA MUNICIPAL OBLIGATIONS

          The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI.  While the Trust has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

          Constitutional State Revenue Limitations.  Minnesota’s constitutionally prescribed fiscal period is a biennium.  No agency or other entity may spend more than its “allotment.”  The State’s Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium.  The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State’s legislature is not in session, the Governor is empowered to convene a special legislative session.

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          Effect of Limitations on Ability to Pay Bonds.  There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

          Population Trends in the State.  Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average at an annual compound rate during this period.  From 2000 to 2003, Minnesota’s resident population was 4,934,000, having grown at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent.  Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2015.

          Structure of the State’s Economy.  Diversity and a significant natural resource base are two important characteristics of the State’s economy.

          At an aggregate level of detail, the structure of the State’s economy parallels the structure of the United States economy as a whole.  For 2003, State employment in 14 major sectors was distributed in approximately the same proportions as national employment.  In all sectors, the share of the total State employment was within two percentage points of national employment share.

          Some unique characteristics of the State’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories.  In the durable goods industries, the State’s employment highly concentrated in the fabricated metals, machinery and computers and electronics categories.  Of particular importance is the computers and electronics category in which 24.6 percent of the State’s durable goods employment was concentrated in 2003, as compared to 15.2 percent for the United States as a whole.

          The importance of the State’s resource base for overall employment is apparent in the employment mix in non-durable goods industries.  In 2003, 36.5 percent of the State’s non-durable goods employment was concentrated in food manufacturing.  This compares to 27.3 percent in the national economy.  Over half of the State’s acreage is devoted to agricultural purposes, and nearly one-third to forestry.  Printing and publishing is also relatively more important in the State than in the U.S.

          Mining is currently a less significant factor in the State economy than it once was.  Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2003.

          Employment Growth in the State.  Between 1990 and 2000, Minnesota’s employment grew 23.3 percent compared with 19.9 percent nationwide.  For the 2000 to 2003 period, Minnesota’s non-farm employment declined 0.9 percent compared to 1.4 percent nationally.

          Performance of the State’s Economy.  Since 1990, State per capita personal income has been within nine percentage points of national per capita personal income.  The State’s per capita income has generally remained above the national average.  In 2003, Minnesota per capita personal income was 108.9 percent of the national average.

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          During 2002 and 2003, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.4 percent in 2002, as compared to the national average of 5.8 percent.  In 2003, Minnesota’s unemployment rate averaged 5.0 percent, as compared to the national average of 6.0 percent.

          Local Obligations.  The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed.  The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors.  Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

MANAGEMENT

          The following information supplements, and should be read in conjunction with, the similar section in the Prospectus/Proxy Statement.

Trustees and Officers

          The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

          General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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          In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee,since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998;(Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee,since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee,since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee,since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee,since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 44	President,since 2003

Executive Vice President of Wells Fargo Bank, N.A.  and President of Wells Fargo Funds Management, LLC.  Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003.  Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.

N/A

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Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Stacie D. DeAngelo, 35	Treasurer,since 2003

Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC.  Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.

N/A
C. David Messman, 44	Secretary,since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

          Committees.  All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year.

          Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

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          Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s Officers are not compensated by the Trust for their services.  For the year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation

INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

          Beneficial Equity Ownership Information.  As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in the Funds and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities Of the Funds of Funds Trust		Aggregate Dollar Range of Equity Securities of Fund Complex

	Index	Minnesota Tax-Free

Thomas S. Goho	0	0	D
Peter G. Gordon	0	0	B
Richard M. Leach	0	0	0
Timothy J. Penny	0	0	C
Donald C. Willeke	B	0	B
Robert C. Brown	0	0	D
J. Tucker Morse	0	0	D

          Ownership of Securities of Certain Entities.  None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

          Approval of Advisory and Sub-Advisory Agreements.  Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers.  At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

          Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of the Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

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          The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index.  Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information.  The Board then reviewed data relating to the risk of each Fund as compared to its total return.  This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period.  The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the:  (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees.  During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds.  The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

          The Board then analyzed the Adviser’s background and services that it provides to the Funds.  The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds.  The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles.  The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations.  The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

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          In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser.  For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds).  The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research.  The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions.  One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios.  The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

          Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.  This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

Investment Adviser

          Wells Fargo Funds Management, LLC (“Funds Management”) provides investment advisory services for each of the Funds.  Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

          The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have “dormant” advisory arrangements at the gateway level.

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          As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee

Minnesota Tax-Free Fund	0-499M	0.40
	500M-999M	0.35
	1B-2.99B	0.30
	3B-4.99B	0.275
	>4.99B	0.25

          As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust.  Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level.  However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a “dormant” advisory arrangement with Funds Management.  Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust.  If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios.  If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)

Index	0.00%	0.25%	0-499M	0.10%
			500-999M	0.10%
			1-2.99B	0.075%
			3-4.99B	0.075%
			>4.99B	0.05%

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.
**

Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests.  This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

               Advisory Fees Paid.  For the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, the Index Fund paid no advisory fees, and the investment adviser waived no fees.  For the fiscal year-ends shown in the table below, the Minnesota Tax-Free Fund paid the following advisory fees, and the investment adviser waived the indicated fees:

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Fund	06/30/04		06/30/03		06/30/02

	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Minnesota Tax-Free	$604,217	$278,545	$791,197	$241,346	$442,804	$310,231

          General.  Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers

          Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the Minnesota Tax-Free Fund of the Trust and the master portfolios of Master Trust in which the Index Fund invests, as listed in the charts below (collectively, the “Sub-Advisers”).  Subject to the direction of the Trust’s and Master Trust’s (the “Trusts”) Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets.  The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds.  The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

          Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest.  Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios.  In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio.  The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services.  The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Fees

Index	Wells Capital	0-200M	0.02%
	Management	>200M	0.01%

Minnesota Tax-Free	Wells Capital	0-400M	0.15%
	Management	400M-800M	0.125%
		>800M	0.10%

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Administrator

          The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

          In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee

Class C Shares	0-4.99B	0.33%
	5B-9.99B	0.32%
	>9.99B	0.31%
Class Z and Investor Class Shares	0-4.99B	0.50%
	5B-9.99B	0.49%
	>9.99B	0.48%

         Administrative Fees Paid.  For the fiscal year-ends shown in the tables below, the Funds paid the following administrative fees:

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Fund	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01

	Funds Mgmt	Funds Mgmt/Wells Fargo	Wells Fargo

Index	$12,546	$43,195	$909,459

Fund	6/30/04	6/30/03	6/30/02

Minnesota Tax-Free	$110,345	$528,973	$284,495

Distributor

          Stephens Inc. (the “Distributor”), located at 111 Center Street, Little Rock, Arkansas  72201, currently serves as distributor for the Funds.  The Minnesota Tax-Free Fund, which offers Class C shares, has adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for its Class C shares.  The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).  The Plan does not apply to Class Z and Investor Class shares.

          Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of the Fund will pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

          The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD.  The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

          Pursuant to the Plan, the Minnesota Tax-Free Fund paid the following distribution-related fees to Stephens for the fiscal year ended June 30, 2004:

Fund/Class	Total	Printing, Mailing and Prospectus	Advertising	Comp. to Underwriters	Comp.to Br./Dlrs.	Other[1]

Minnesota Tax-Free Class B	$141,361	$0	$0	$0	$0	$141,361

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          General.  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees.  Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice.  The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

          The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.  The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

          Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan.  As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan.  The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve.  The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25%, on an annualized basis, of the average daily net assets of the Class C, Z or Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

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          General.  The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

          The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

          Wells Fargo Bank, N.A. (the “Custodian”), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund.  For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the Index Fund, which is a gateway fund.  The gateway funds are not charged a custody fee at the gateway level, provided that they remain gateway funds and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.

Fund Accountant

          Effective the first quarter of 2003, PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For its services as fund accountant, PFPC is entitled to receive an annual asset based Fund Complex fee, as listed in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees

$0-85 billion	0.0057%
>$85 billion	0.0025%

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          Each Fund’s share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios).  PFPC also will be entitled to receive an annual fee of $20,000 from each Fund.  Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

          Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds.  For its services as fund accountant, Forum Accounting received a monthly base fee per Fund of $2,000 for the Index Fund and $5,000 for the Minnesota Tax-Free Fund.  In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

Transfer and Dividend Disbursing Agent

          Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

          Stephens currently serves as the principal underwriter distributing securities of the Funds on a continuous basis.  For the Index fund’s past three fiscal years, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

Year Ended 9/30/03*		Year Ended 9/30/02		Year Ended 9/30/01

Paid	Retained	Paid	Retained	Paid	Retained

$1,189,589	$235,808	$5,144,052	$292,472	$7,580,365	$719,187

*Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

          For three fiscal years noted below for the Minnesota Tax-Free Fund, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:

06/30/03		06/30/02		06/30/01

Paid	Retained	Paid	Retained	Paid	Retained

$941,637	$118,151	$1,310,977	$149,788	$936,404	$115,640

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          Prior to June 9, 2003, Funds Distributor served as the principal underwriter for the predecessor portfolios of the Wells Fargo Montgomery Funds.  For the period from July 1, 2002 through June 9, 2003, and for the years ended June 30, 2002 and June 30, 2001, the predecessor portfolios of the Wells Fargo Montgomery Funds did not pay any underwriting commissions.

          For the period from June 9, 2003 through June 30, 2003, the aggregate dollar amount of underwriting commissions paid to Stephens by the Wells Fargo Montgomery Funds was $1,289 and the amounts retained by Stephens was $164.14.

Code of Ethics

          The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

          The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

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          Each Fund’s investments are generally valued at current market prices.  Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations.  Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service.  Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price.  A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.”  The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.  We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security.  In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

          Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost.  Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.  Prices for fixed-income and other securities may be furnished by a reputable independent pricing service.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds may be purchased on any day the Funds are open for business (a “Business Day”).  The Funds are open on any day that both the New York Stock Exchange and Federal Reserve are open.  The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.  The Federal Reserve is closed on all days listed above (except Good Friday) as well as Columbus Day and Veterans Day.

          Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day.  Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the NYSE closes early, the Funds will close early.  On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

49

          Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.  For further information about this form of payment, please contact Stephens.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

          The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.  In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

          Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet.  Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet.  For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account.  Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record.  We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds.  Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

          Purchases and Redemptions Through Brokers and/or Their Affiliates.  A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the Comparison of Current Fees and Pro Forma Fees.  The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

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          Reduced Sales Charges for Certain Holders of Class C Shares.  No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions.  In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.  While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers.  In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

          In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

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          Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

          Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.  Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

          Brokerage Commissions.  For the last three fiscal years, the Funds did not pay brokerage commissions on brokerage transactions.

          For the fiscal year ended September 30, 2003, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value

Wells Capital Management*	$1,337,028	$2,215,486,671

*

Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.  Also includes amounts paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

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          None of the other Sub-Advisers participate in such directed brokerage practices.

          Securities of Regular Broker-Dealers.As of September 30, 2003 for the Index Fund and June 30, 2004 for the Minnesota-Tax Free Fund, neither Fund held securities of their regular broker-dealers.

FUND EXPENSES

          From time to time, Funds Management may waive fees from a Fund in whole or in part.  Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

          Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses.  Expenses attributable to a Fund are charged against Fund assets.  General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

          The following information supplements and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters.

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          A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

          In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

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          In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year.  A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          Equalization Accounting.  Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

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          Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.

          Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

          Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

          If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax  purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

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          If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

          Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss.  Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

           Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

          Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

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          If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property:  (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

          The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

          ”Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income.  If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

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          A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments.  Because it is not always  possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

          Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

          In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

          Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

          Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

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          Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  This exemption may not apply to corporate shareholders.

          Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.  Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

          If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

          If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

          Foreign Taxes.  Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  Only the International Equity Fund may qualify for and make the election; however, even if the International Equity Fund qualifies for the election for a year, it may not make the election for such year.  The International Equity Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

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          Federal Income Tax Rates.  As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

          Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%.  In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares.  If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.  A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock.  (Only dividends from direct investments will qualify.  Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

          The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

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          Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

          Tax-Deferred Plans.  The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts.  Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

          Corporate Shareholders.  Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

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          Foreign Shareholders.  Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless:  (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

          If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

          The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

          Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

          Additional Considerations for the Minnesota Tax-Free Fund.  Shareholders of the Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Fund distributions to the extent that such distributions qualify as exempt-interest distributions under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities (“Minnesota Sources”).  The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund.  If the 95% test is not met, all exempt-interest distributions that are paid by the Fund generally will be subject to the regular Minnesota individual income tax.  Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax.  Other distributions of the Fund, including distributions from net short-term and long-term capital gains, generally are not exempt from the regular Minnesota individual income tax.

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          State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations, is so included.  This provision applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years.  The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax.  In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action.  It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

          Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

          Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income.  Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

          Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers’ federal alternative minimum taxable income, which includes federal tax preference items.  The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest distribution of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds.  Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from  the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed.  In addition the entire portion of exempt-interest distributions that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.  Further, should the 95% test that is described above fail to be met, all of the exempt-interest distributions that are paid by the Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Fund who are individuals, estates or trusts.

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          American Jobs Creation Act of 2004.  On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

          Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

          The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts.  The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

          The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management.  In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund.  While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

          Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures.  Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

          The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee.  Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee.  In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

          The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

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-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

          In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders.  In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

          In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines.  However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter.  In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

          In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

          Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

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CAPITAL STOCK

          The Funds are two of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

          Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares.  Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

          With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan.  Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series.  For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series.  Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

          As used in the Prospectus/Proxy Statement and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund.  The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

          Shareholders are not entitled to any preemptive rights.  All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

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          Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Set forth below as of October 1, 2004 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.  The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% OWNERSHIP AS OF OCTOBER 1, 2004*

Fund	Name and Address	Type of Ownership	Percentage of Class

Index Fund
Institutional Class	Wells Fargo Bank NA, FBOIndex Fund IATTN: Mutual Fund OPSPO Box 1533Minneapolis, MN 55480-1533	Record	84.82%
	Wells Fargo Bank FBOIndex Fund IAttn: Mutual Fund OPSP.O. Box 1533Minneapolis, MN 55480-1533	Record	9.70%
Minnesota Tax-Free
Class A	Charles Schwab & Co IncSpecial Custody AccountExclusively FBO the Customers101 Montgomery StSan Francisco, CA 94104-4122	Record	7.69%
Class B	American Enterprise Investment Services P.O. Box 9446Minneapolis, MN 55440-9446	Record	5.46%
Institutional Class	Wells Fargo Bank, NA Minnesota Tax-Free Fund - IAttn: Mutual Fund OpsP.O. Box 1533Minneapolis, MN 55480-1533	Record	44.81%
	Wells Fargo Bank NA, FBO Minnesota Tax-Free Fund - IAttn: Mutual Fund OpsP.O. Box 1533Minneapolis, MN 55480-1533	Record	42.05%
	Wells Fargo Bank NA, FBOMinnesota Tax-Free IATTN: Mutual Fund OpsPO Box 1533Minneapolis, MN 55480-1533	Record	10.05%
	Wells Fargo Bank, NA f/b/o Minnesota Tax-Free Fund - IAttn: Mutual Fund OpsP.O. Box 1533Minneapolis, MN 55480-1533	Record	9.95%

* The Investor Class shares of the Index Fund and the Class C and Class Z shares of the Minnesota Tax-Free Fund are not expected to commence operations until the second quarter of 2005.

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          For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

          The Trust’s Registration Statement, including the Prospectus/Proxy Statement and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.  Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

          Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

          The portfolios of investments and audited financial statements for the Index Fund for the year ended September 30, 2003 are hereby incorporated by reference to the Fund’s Annual Report and the unaudited financial statements for the period ended March 31, 2004 to the Semi-Annual Report.  The audited financial statements for the Minnesota Tax-Free Fund, which include the portfolios of investments and independent auditors’ report for the year ended June 30, 2004 are hereby incorporated by reference to the Annual Report.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below.  The first four ratings denote investment-grade securities.

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

          B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

          Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1

          CC - Debt rated CC is currently highly vulnerable to nonpayment.  Debt rated CC is subordinate to senior debt rated CCC.

          C - Debt rated C is currently highly vulnerable to nonpayment.  Debt rated C is subordinate to senior debt rated CCC-.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

          D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below.  The first four denote investment-grade securities.

          Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, such bonds comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.  Uncertainty of position characterizes bonds in this class.

          B - Bonds rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-2

          Caa - Bonds rated Caa are of poor standing.  Issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds rated Ca are speculative in a high degree.  Such bonds are often in default or have other marked shortcomings.

          C - Bonds rated C are the lowest rated class of bonds.  Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody’s applies numerical modifiers (1, 2 and 3) to rating categories.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.  With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

          A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

          A-2  - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

          A-3 - Debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B - Debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

          C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-3

          D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

          Prime-1:  Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

          Prime-2:  Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

          Prime-3:  Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

          Not Prime:  Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-4

WELLS FARGO FUNDS TRUST

Telephone:  1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
dated October 26, 2004

INTERMEDIATE TAX-FREE FUND
SHORT-TERM MUNICIPAL BOND FUND
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
WISCONSIN TAX-FREE FUND

Class C, Advisor, Investor and Select Classes

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about four funds in the Wells Fargo Funds Trust family of funds -- the Intermediate Tax-Free, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds (each, a “Fund” and collectively, the “Funds”).  Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund offers Investor Class shares.  The Short-Term Municipal Bond Fund and the Wisconsin Tax-Free Fund also offer Class C shares.  The Ultra Short-Term Municipal Income Fund also offers Advisor and Select Class shares.  This SAI relates to all such classes of shares.  The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  Copies of the Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA  02266-8266.

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INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

         (1)  purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that (i) this restriction does not limit a Fund’s investments in securities of other investment companies, (ii) this restriction does not limit a Fund’s investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

          (2)  purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3)  borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

          (4)  issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

          (5)  make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

           (6)  underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

          (7)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (8)  purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

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          (9) with respect to the Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax;

          (10)  with respect to the Intermediate Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and the federal alternative minimum tax; nor

          (11) with respect to the Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, the federal alternative minimum tax and Wisconsin individual income tax;

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

          (1)  Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

          (2)  Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

          (3)  Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

          (4)  Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

          (5)  Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

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          (6)  Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds.  Not all of the Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities.  Asset-backed securities are securities that represent an interest in an underlying security.  The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS).  Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination.  The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted.  Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.  The Funds may also invest in securities backed by pools of mortgages.  The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

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Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds.  A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates.  The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall.  The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “ “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  Investments by the Funds in commercial paper (including variable-rate demand notes and variable- rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Statistical Organization (“NRSRO”).

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Convertible Securities

The Funds may invest in convertible securities.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user.  A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value.  This is because the holder of a convertible security will have recourse only to the issuer.  In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time.  In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References.  Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss.  Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments.  As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Funds’ investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

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Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities.  In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Funds’ use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  Long-term securities are affected to a greater extent by interest rates than shorter-term securities.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.  Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.  Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities.  Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics.  Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.  Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment.  If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds.  Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

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There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.  The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration

The Wisconsin Tax-Free Fund invests substantially all of its assets in municipal securities issued by issuers within the State of Wisconsin and its political subdivisions, Guam, Puerto Rico, and the Virgin Islands.  As a result, the Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio.  These risks arise from the financial condition of the geographic region.  To the extent the issuers of the municipal securities are unable to meet their financial obligations, the income derived by the Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund’s investments are primarily concentrated in issuers located in a particular state geographic region, the value of the Fund’s shares may be especially affected by factors pertaining to that region’s economy and other factors specifically affecting the ability of issuers of that region to meet their obligations.  As a result, the value of the Fund’s assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different geographic regions.  The ability of governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.  The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state.  In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes.  The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations.  Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the geographic region.

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High Yield/Lower-Rated Debt Securities

The Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”).  Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity.  The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers.  Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher- rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.  In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness.  The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to:  (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession.  The effect that such a recession might have on such securities is not known.  Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities.  Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Guaranteed Investment Contracts

Guaranteed investment contracts (“GICs”) are issued by insurance companies.  In purchasing a GIC, a Fund contributes cash to the insurance company’s general account and the insurance company then credits to the Fund’s deposit fund on a monthly basis guaranteed interest at a specified rate.  The GIC provides that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments.  GICs are typically unrated.

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Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided:  (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.  A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.  Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank,  N.A. (“Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser.  Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.  Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.  Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

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Collateralized Mortgage Obligations (“CMOs”).   The Funds may invest in investment-grade CMOs.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”).  The Funds each may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer.  The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.  FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.  The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates.  The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC.  PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments.  Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities.  As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk.  The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments.  Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security.  Variations in the maturities of mortgage-related securities will affect the yield of a Fund.  Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

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Interest Rate Risk.  The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index.  The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate.  The NAV of a Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Funds invest in municipal bonds.  The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds.  Municipal bonds are debt obligations issued to obtain funds for various public purposes.  Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user.  Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations.  For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s alternative minimum taxable income.  Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest.  The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance.  In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders.  There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes

The Funds may invest in municipal notes.  Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes.  Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs.  An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.  Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs.  Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

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BANs.  The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs.  A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs.  In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk).  Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).  Changes in the value of municipal securities held in a Fund’s portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities

Stand-by Commitments.  The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid.  The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions.  In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities.  A Fund values stand-by commitments at zero in determining NAV.  When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held.  Stand-by commitments do not affect the average weighted maturity of the Fund’s portfolio of securities.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company, and (iii) 10% of such Fund’s total assets.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

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Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”).  Rule 144A Securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Privately issued securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities.  The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price.  A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities.  A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

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Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations.  The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest.  Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time.  The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swaps, Caps, Floors and Collars

A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.”  Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments).  Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages.  Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time.  The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.  Warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise.  A warrant becomes worthless if it is not exercised within the specified time period.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds.  Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value.  The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile.  When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s), S&P and Fitch Investors Service, Inc. (“Fitch”) represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

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SPECIAL CONSIDERATIONS AFFECTING THE
WISCONSIN TAX-FREE FUND

The Wisconsin Tax-Free Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin, Guam, Puerto Rico, and the Virgin Islands.  The credit quality and credit risk of any issuer’s debt depend to a large extent on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders.  Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer’s financial situation is sound, and (3) the issuer’s level of debt is reasonable given its financial status.

While Wisconsin’s economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin, like many other states, is currently experiencing a significant budget deficit.  Measures to reduce the deficit are likely to include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local government and individuals.  As a result of Wisconsin’s weakened financial condition, Moody’s Investors Service downgraded Wisconsin’s bond rating in 2001, which results in higher interest rates payable with respect to Wisconsin bonds.

Wisconsin’s economy is concentrated primarily in the manufacturing, dairy products, livestock and paper products industries due to the state’s supply of resources in these areas.  Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

Wisconsin’s total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions.  For the fiscal year 2001-2002, the Wisconsin state government received revenues totaling $26.8 billion from all sources, including federal and nontax revenue.  Its expenditures totaled $31.6 billion.

Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget.  The Constitution of the State of Wisconsin requires that the annual tax be sufficient to pay the estimated expenses of the state for each year.  When the expenses of any year exceed the income, the Legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year.  However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues, or both.

Wisconsin has experienced, and is currently experiencing, a negative cash position in its general fund.  To address this situation, the Secretary of Administration may reallocate up to 5% of the general purpose revenue appropriations that are currently in effect.  Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

Possible federal budget cuts could also affect Wisconsin’s economy.  Future reductions in federal aid would have a more direct impact on individuals, local governments and service providers than on the state.  The possible impact of such a proposal on the state would likely come in the form of the state being asked to increase the support of the affected parties.

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          Guam.  Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan.  Guam’s economy is dependent on revenues from tourism, the U.S. military and service industries.  Its employment is concentrated in local government and federal jobs.  A decrease in U.S. operations and natural disasters may have a negative impact on Guam’s economy.

          Puerto Rico.  Puerto Rico is a commonwealth of the United States.  Its economy is based on manufacturing, services, tourism and generally parallels the United States’ economy.  Historically, Puerto Rico’s economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code.  These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006.  This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future.  Economic difficulties in the United States and natural disasters could have a negative effect on the overall economy of Puerto Rico.

          Virgin Islands.  The Virgin Islands are a self-governed territory of the United States and includes St. Thomas, St. John, and St. Croix.  The islands are located in the Lesser Antilles, southeast of Florida.  The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment.  Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

MANAGEMENT

The following information should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service1	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 45	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A.  and President of Wells Fargo Funds Management, LLC.  Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003.  Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.

N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003

Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC.  Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.

N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

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Committees.  All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter.

Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s Officers are not compensated by the Trust for their services.  For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation

INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

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Beneficial Equity Ownership Information.  As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustees of the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Ownership in Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Intermediate Municipal Bond	Short-Term Municipal Bond	Ultra Short-Term Municipal Income	Wisconsin Tax-Free	Aggregate Dollar Range of Equity Securities of Fund Complex

Thomas S. Goho	0	0	0	0	D
Peter G. Gordon	0	0	0	0	B
Richard M. Leach	0	0	0	0	0
Timothy J. Penny	0	0	0	0	C
Donald C. Willeke	0	0	0	0	B
Robert C. Brown	0	0	0	0	D
J. Tucker Morse	0	0	0	0	D

*The Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities.  None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, the sub-adviser, or the distributor.

Approval of Advisory and Sub-Advisory Agreements.  Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser.  At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the Board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b-1/distribution fees.

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The Board then analyzed each Adviser’s background and services that it would provide to the Funds.  For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser.  The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Funds.  The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations.  The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser.  For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions.  One such factor is the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios.  Finally, the Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.  As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)

	0-499M	0.40%
	500-999M	0.35%
Intermediate Tax-Free Fund	1-2.99B	0.30%
	3-4.99B	0.275%
	>4.99B	0.25%
	0-499M	0.40%
Short-Term Municipal Bond Fund	500-999M	0.35%
	1-2.99B	0.30%
	3-4.99B	0.275%
	>4.99B	0.25%
	0-499M	0.40%
	500-999M	0.35%
Ultra Short-Term Municipal Income Fund	1-2.99B	0.30%
	3-4.99B	0.275%
	>4.99B	0.25%
	0-4.99M	0.40%
	500-999M	0.35%
Wisconsin Tax-Free Fund	1-2.99B	0.30%
	3-4.99B	0.275%
	>4.99B	0.25%

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General.  Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-adviser to the Funds (the “Sub-Adviser”).  Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets.  The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds.  The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing sub-advisory services Wells Capital Management is entitled to receive monthly fees at the annual rate described below.

Fund	Fee

	0-400M	0.20%
Intermediate Tax-Free Fund	400-800M	0.175%
	>800M	0.15%
	0-400M	0.20%
Short-Term Municipal Bond Fund	400-800M	0.175%
	>800M	0.15%
	0-400M	0.20%
Ultra Short-Term Municipal Income Fund	400-800M	0.175%
	>800M	0.15%
	0-400M	0.20%
Wisconsin Tax-Free Fund	400-800M	0.175%
	>800M	0.15%

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Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class.  For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s (except for the Short Term Municipal Bond Fund) average daily net assets:

Class	Asset Level	Fee

	0-4.99B	0.33%
Class C and Advisor Class Shares	5B-9.99B	0.32%
	>9.99B	0.31%
	0-4.99B	0.50%
Investor Class Shares	5B-9.99B	0.49%
	>9.99B	0.48%
	0-4.99B	0.13%
Select Class Shares	5B-9.99B	0.12%
	>9.99B	0.11%

          On behalf of the Short Term Municipal Bond Fund, Funds Management is entitled to receive an annual administrative fee as indicated below as a percentage of the Fund’s average daily net assets:

Class	Asset Level	Fee

	0-4.99B	0.28%
Class C	5B-9.99B	0.27%
	>9.99B	0.26%
	0-4.99B	0.45%
Investor Class	5B-9.99B	0.44%
	>9.99B	0.43%

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Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor for the Funds.  Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds once they commence operations in the second quarter of 2005. The Short-Term Municipal Bond Fund and the Wisconsin Tax-Free Fund, both of which offer Class C shares, have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class C shares.  The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).  Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares of the Funds as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD.  The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

General.  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees.  Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice.  The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.  The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with Stephens authorized under the Plan.  As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan.  The Board has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve.  The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

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The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.    The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class C, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General.  The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund.  For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

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Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds.  For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one.  PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below.  Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios (excluding Wells Fargo Master Trust portfolios).  Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees

$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis once they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

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DETERMINATION OF NET ASSET VALUE

NAV per share for each class of the Funds is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices.  Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations.  Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service.  Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price.  A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.”  The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.  We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security.  In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost.  Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.  Prices for fixed income and other securities may be furnished by a reputable independent pricing service.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION
INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business.  Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day.  Purchase orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the NYSE closes early, the Funds will close early.  On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

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Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds.  For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.  In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders via the Internet.  All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates.  A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.”  The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Certain Holders of Class C Shares.  No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

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PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions.  In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions.  Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price.  Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer.  Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions.  The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions.  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.  The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

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Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.  Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Funds in whole or in part.  Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its Custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.  This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain Wisconsin taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters other than those noted above.

A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

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The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectus/Proxy Statement applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

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If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.  As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards.  If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable.  The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting.  Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

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Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its distributable income a portion of the OID, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss.  Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

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Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;  (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

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In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  Except for exempt-interest distributions paid out by the Funds, defined below, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment.  This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.  Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares.  The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any.  No such regulations have been issued as of the date of this SAI.  The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

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Foreign Taxes.  Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates.  As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

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Foreign Shareholders.  Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, this tax generally will not apply to tax-exempt distributions from a Fund, described below.  Also, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless:  (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Investors and Tax-Deferred Plans.  Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Additional Considerations for the Funds.  If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.”  The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders.  The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest distributions.  The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.  Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

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In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”).  Tax preference items include tax-exempt interest on “private activity bonds.”  To the extent that a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any.  Shareholders will be notified of the tax status of distributions made by a Fund.  Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Fund.  Furthermore, shareholders will not be permitted to deduct any of their share of a Fund’s expenses in computing their federal AMT.  In addition, exempt-interest distributions paid by a Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability.   As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%.  Shareholders with questions or concerns about the AMT should consult own their tax advisors.

American Jobs Creation Act of 2004.  On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts.  The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management.  In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund.  While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures.  Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee.  Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee.  In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. Furthermore, Funds Management may solicit the input of underlying portfolio managers advising the Funds on particular issues.

The Procedures set forth Funds Management’s general position on various proposals, such as:

•

Routine Items – Funds’ Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, name changes in company name, and other procedural matters related to annual meetings.

•	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

•

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

•	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

•	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

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In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders.  In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines.  However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter.  In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the standing Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Funds are four of the funds in the Wells Fargo Funds Trust family of funds.  The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares.  Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

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With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan.  Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series.  For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series.  Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund.  The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

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INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

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APPENDIX

          The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below.  The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

     C - Debt rated C is currently highly vulnerable to nonpayment.  Debt rated C is subordinate to senior debt rated CCC-.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A-1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below.  The first four denote investment-grade securities.

     Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, such bonds comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future.  Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds.  Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody’s applies numerical modifiers (1, 2 and 3) to rating categories.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.  With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

     A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A-2  - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 - Debt rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B - Debt rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST
Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
Dated October 26, 2004

CORPORATE BOND FUND
GOVERNMENT SECURITIES FUND
HIGH-YIELD BOND FUND
SHORT-TERM BOND FUND
SHORT-TERM HIGH YIELD BOND FUND
ULTRA SHORT-TERM INCOME FUND

Class C, Advisor Class, Investor Class and Select Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about six funds in the Wells Fargo Funds Trust family of funds -- the Corporate Bond, Government Securities, High Yield Bond, Short-Term Bond, Short-Term High-Yield Bond and Ultra Short-Term Income Funds (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund offers both Advisor Class and Investor Class shares. The Corporate Bond, High Yield Bond, Government Securities, Short-Term Bond and Ultra-Short Term Income Funds also offer Select Class shares. The Government Securities Fund also offers Class C shares. This SAI relates to all such classes of shares. The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

1)

purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

2)

purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

5)

make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

6)

underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

7)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

8)

purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

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Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Fund’s shareholders.

1)

Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

2)

Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3)

Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

4)

Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

5)

Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

6)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

7)

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8)

Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

2

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign

3

branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory

4

notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s

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credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

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Foreign Obligations and Securities

The Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

The Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by currency exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

The Funds may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial

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instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

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The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a

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default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High Yield/Lower-Rated Debt Securities

The Corporate Bond, Short-Term Bond and Ultra Short-Term Income Funds may, and the High-Yield Bond and Short-Term High Yield Bond Funds do, invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

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Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

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Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). Each Fund may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of

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mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on the underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares: The Funds may invest in iShares Trust and iShares, Inc. (“iShares”), which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of stock of a publicly held company.

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Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to

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ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales

The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Funds and their shareholders.

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), stripped mortgage-backed securities (SMBs) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBs that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s (“S&P”) may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies

15

contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, Standard & Poor’s (“S&P”) and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or

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the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 45	President, since 2003	Executive Vice President of Wells
Fargo Bank, N.A. and President of
Wells Fargo Funds Management, LLC.
Senior Vice President and Chief
Administrative Officer of Wells
Fargo Funds Management, LLC from
March 2001 to March 2003. Vice
President of Wells Fargo Bank, N.A.
from December 1997 to May 2000.
N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank,
N.A. and Vice President of
Operations for Wells Fargo Funds
Management, LLC. Prior thereto,
Operations Manager at Scudder Weisel
Capital, LLC from October 2000 to
May 2001 and Director
N/A

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Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
of Shareholder Services at
BISYS Fund Services from
September 1999 to October 2000; and
Assistant Vice President of
Operations with Nicholas-
Applegate Capital Management from
May 1993 to September 1999.
N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

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Compensation Table Year Ended March 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Corporate Bond	Government Securities	High Yield Bond	Short-Term Bond	Short-Term High Yield Bond	Ultra Short-Term Income	Aggregate Dollar Range of Equity Securities of Fund Complex
Thomas S. Goho	0	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	0	C
Donald C. Willeke	0	0	0	0	0	0	B
Robert C. Brown	0	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	0	D
  The Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance

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data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the Board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios. Finally, the Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds.

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Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)
Corporate Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45% 0.40% 0.35% 0.325% 0.30%
High-Yield Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55% 0.50% 0.45% 0.425% 0.40%
Government Securities Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45% 0.40% 0.35% 0.325% 0.30%
Short-Term Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45% 0.40% 0.35% 0.325% 0.30%
Short-Term High Yield Bond Fund	0-4.99M 500-999M 1-2.99B 3-4.99B >4.99B	0.55% 0.50% 0.45% 0.425% 0.40%
Ultra Short-Term Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45% 0.40% 0.35% 0.325% 0.30%

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-adviser to the Funds (the “Sub-Adviser”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

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For providing sub-advisory services Wells Capital Management is entitled to receive monthly fees at the annual rates described below.

Fund	Fee
Corporate Bond	0-400M 0.20% 400-800M 0.175% >800M 0.15%
High-Yield Bond	0-400M 0.20% 400-800M 0.175% >800M 0.15%
Government Securities	0-400M 0.20% 400-800M 0.175% >800M 0.15%
Short-Term Bond	0-400M 0.20% 400-800M 0.175% >800M 0.15%
Short-Term High Yield Bond	-400M 0.20% 400-800M 0.175% >800M 0.15%
Ultra Short-Term Income	0-400M 0.20% 400-800M .175% >800M 0.15%

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s (except for the High-Yield Bond and Short-Term High Yield Bond Funds) average daily net assets:

Class	Asset Level	Admin. Fee
Class C and Advisor Class Shares	0-4.99B 5B-9.99B >9.99B	0.33% 0.32% 0.31%
Investor Class Shares	0-4.99B	0.50%

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	5B-9.99B >9.99B	0.49% 0.48%
Select Class Shares	0-4.99B 5B-9.99B >9.99B	0.13% 0.12% 0.11%

     On behalf of the High-Yield Bond and Short-Term High Yield Bond Funds, Funds Management is entitled to receive an annual administrative fee for the following classes of shares at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Asset Level	Fee
Advisor Class Shares	0-4.99B 5B-9.99B >9.99B	0.28% 0.27% 0.26%
Investor Class Shares	0-4.99B 5B-9.99B >9.99B	0.45% 0.44% 0.43%

Distributor

     Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as the distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds when they commence operations in the second quarter of 2005. The Government Securities Fund, which offers Class C shares, has adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for its Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”). Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of the Fund pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares of the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the

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approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class C, Advisor Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

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General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services as Custodian, it is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis when they commence operations in the second quarter of 2005.

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Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each class of the Funds is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session (“closing price”); if no sale has occurred, the security is valued based on the latest bid quotation. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable

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independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund that are received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the class of Funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

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Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.” The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

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The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the

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funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Combined Proxy/Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting

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securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards. If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

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Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day

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of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the

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Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend

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income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

35

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the

36

diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the

37

proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share

38

blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Funds are six of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment

39

portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Combined Proxy/Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Combined Proxy/Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

40

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A. 1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A. 2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A. 3

WELLS FARGO FUNDS TRUST
Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
Dated October 26, 2004

HERITAGE MONEY MARKET FUND
MUNICIPAL MONEY MARKET FUND

Administrator Class, Investor Class and Institutional Class

     Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about two Funds in the Wells Fargo Funds Trust family of funds -- the Heritage Money Market Fund and Municipal Money Market Fund (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Heritage Money Market Fund offers Administrator and Institutional Class shares. The Municipal Money Market Fund offers Investor Class shares. This SAI relates to all such classes of shares. The Funds will not be available for investment until the second quarter of 2005.

     This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

1)

purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the “SEC”), or its staff);

2)

purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

3)	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

4)	issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;

5)

make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

6)

underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

7)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

8)

purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

1

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Board at any time without approval of such Fund’s shareholders.

1)

Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

2)

Each Fund may not invest or hold more than 10% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3)

Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

4)

Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

5)	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

6)

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

7)

Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

2

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Heritage Money Market Fund may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and the Fund should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic and foreign banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings banks and associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance

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Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including for the purpose of meeting redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below) which refers to short-term, unsecured promissory notes issued in order to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Dollar Roll Transactions

The Heritage Money Market Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted, pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating

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Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations.

The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

Each Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Funding Agreements

The Funds may enter into funding agreements. Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

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Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933 Act, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 10% of its net assets in illiquid securities.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings bank or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

Money Market Instruments

The Funds may invest in money market instruments, which consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (b) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated in one of the two highest ratings categories by a NRSRO or, if unrated, of comparable quality as determined by the adviser; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

The Heritage Money Market Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

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Municipal Bonds

The Funds may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund’s portfolio, will decline and (if purchased at par value) sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) sell at a premium.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment

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companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Participation Interests

The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Repurchase Agreements

The Funds may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

Restricted Securities

The Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”) and commercial paper issued in reliance on Section 4(2) of the 1933 Act (“4(2) Paper”). Rule 144A Securities and 4(2) Paper (“Restricted Securities”) are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1)

8

the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Unrated and Downgraded Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds’ procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an “Eligible Security” or no longer “presents minimal credit risks,” immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government and U.S. Treasury Obligations

The Funds may invest in obligations of agencies and instrumentalities of the U.S. Government (“U.S. Government obligations”). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association [“GNMA”] certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable Rate and Amount Master Notes

The Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

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Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements and should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the trustees and officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 45	President, since 2003	Executive Vice President of Wells
Fargo Bank, N.A. and President of
Wells Fargo Funds Management, LLC.
Senior Vice President and Chief
Administrative Officer of Wells
Fargo Funds Management, LLC from
March 2001 to March 2003. Vice
President of Wells Fargo Bank, N.A.
from December 1997 to May 2000.
N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo Bank,
N.A. and Vice President of
Operations for Wells Fargo Funds
Management, LLC. Prior thereto,
Operations Manager at Scudder Weisel
Capital, LLC from October 2000 to
May 2001 and Director of Shareholder
Services at BISYS Fund Services from
September 1999 to October 2000; and
Assistant Vice President of
Operations with Nicholas-
N/A

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Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
		Applegate Capital Management from May 1993 to September 1999.	N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

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Compensation Table Year Ended March 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Life Stage Portfolios of the Trust*		Aggregate Dollar Range of Equity Securities of Fund Complex
	Heritage Money Market	Municipal Money Market
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	D
Peter G. Gordon	0	0	B
Richard M. Leach	0	0	0
Timothy J. Penny	0	0	C
Donald C. Willeke	0	0	B
INTERESTED TRUSTEES
Robert C. Brown	0	0	D
J. Tucker Morse	0	0	D

*	These Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee

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information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios. Finally, the Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for

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supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)
Heritage Money Market Fund	0-999M 1B-4.99B >5B	0.30% 0.275% 0.25%
Municipal Money Market Fund	N/A	0.10%

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-adviser to the Funds (the “Sub-Adviser”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser make recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing sub-advisory services, Wells Capital Management is entitled to receive monthly fees at the annual rate described below.

Fund	Sub-Adviser	Fee
Heritage Money Market Fund	Wells Capital Management	0-1000M 0.05% >1000M 0.04%
Municipal Money Market Fund	Wells Capital Management	0-1000M 0.05% >1000M 0.04%

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment

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objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Asset Level	Admin. Fee
Administrator Class	0-4.99B 5B-9.99B >9.99B	0.15% 0.14% 0.13%
Institutional Class	0-4.99B 5B-9.99B >9.99B	0.13% 0.12% 0.11%
Investor Class	0-4.99B 5B-9.99B >9.99B	0.44% 0.43% 0.42%

Distributor

     Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as the distributor for the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Funds when they commence operations in the second quarter of 2005.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Institutional Class and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No

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material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis when they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment

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adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

Net asset value (“NAV”) per share for each class of the Funds is determined as of 9:00 a.m. Pacific Time for the Municipal Money Market Fund and as of 12:00 Noon Pacific Time for the Heritage Money Market Fund.

If the markets for the instruments and securities the Funds invest in close early, the Funds may close early and may value their shares at earlier times under these circumstances. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds’ portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund’s NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the

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Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business (a “Business Day”). The Funds are open on any day that both the New York Stock Exchange and Federal Reserve are open. The New York Sock Exchange is generally closed in observance of New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Federal Reserve is closed on all days listed above (except Good Friday) as well as Columbus Day and Veterans Day.

Purchase orders for a Fund received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the trading markets for both U.S. government securities and money market instruments close early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation times described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as

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determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

     Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of classes of Funds that they already own, and redeem shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemption proceeds may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.” The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, each Fund’s Sub-Adviser is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens or

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Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

FUND EXPENSES

Funds Management is contractually obligated, subject to certain conditions, to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Funds Management also may voluntarily waive fees and/or reimburse expenses, which can reduce operating expenses. Actual reimbursements and waivers have a positive effect on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and

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expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Combined Proxy/Prospectus applicable to each shareholder address only some of the federal and state income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other

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income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

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Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market Fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters

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into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions, defined below, paid out by the Municipal Money Market Fund, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he

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or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate. Reductions in the individual federal income rate tax on certain qualified dividends generally will not apply to Fund distributions.

Reductions in individual federal income tax enacted in 2003 on “qualified dividend income” generally will not apply to Fund distributions. The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup

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withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account. Shares of the Tax-Free Funds may not be suitable investments for tax-deferred plans and tax-exempt investors.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, this tax generally will not apply to tax-exempt distributions from the Municipal Money Market Fund, described below. Also, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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Additional Considerations for the Municipal Money Market Fund. If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Fund intends to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that the Fund invests in private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by the Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation. As of the printing of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

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With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

CAPITAL STOCK

The Funds are two of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract since it affects only one Fund, is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

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Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund or class are entitled to receive the assets attributable to the Fund or class that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

     The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent Registered Public Accounting Firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

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APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

A-1

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

A-2

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST
Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

LIFE STAGE SERIES – AGGRESSIVE PORTFOLIO
LIFE STAGE SERIES – MODERATE PORTFOLIO
LIFE STAGE SERIES – CONSERVATIVE PORTFOLIO

Investor Class

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about three portfolios in the Trust’s family of funds -- the Aggressive Portfolio, Moderate Portfolio and Conservative Portfolio (each a “Portfolio” and collectively the “Portfolios”). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Portfolio offers Investor Class shares. The Portfolios will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Portfolios’ Combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) dated October 26, 2004. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

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INVESTMENT POLICIES

Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated open-ended management investment companies or series (the “Underlying Funds”). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds.

Information concerning each Portfolio’s investment objective is set forth in the Combined Proxy/Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios’ investment programs and the primary risks associated with those investment programs are discussed in the Combined Proxy/Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Combined Proxy/Prospectus.

Fundamental Investment Policies

Each Portfolio has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the vote of the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

The Portfolios may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit a Portfolio’s investments in: (i) securities issued or guaranteed by the U.S. Government its agencies or instrumentalities; (ii) repurchase agreements; or (iii) securities of other investment companies;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio’s investment program may be deemed to be an underwriting;

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(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Portfolio has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Portfolio’s shareholders.

(1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Portfolio may not invest or hold more than 15% of the Portfolio’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) for other purposes if, as a result, no more than 5% of the Portfolio’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

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(6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND
ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Portfolios. Not all of the Portfolios participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term “Portfolios” shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio.

Asset-Backed Securities

Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which a Portfolio invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (“CARS”) and credit card receivables (“CARDS”). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Portfolio experiencing difficulty in valuing or liquidating such securities. The Portfolios may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

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Bank Obligations

The Portfolios may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

The Portfolios may invest in bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

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Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Portfolio maintains a segregated account.

Commercial Paper

The Portfolios may invest in commercial paper (including variable amount master demand notes, see “Floating and Variable Rate Obligations,” below), which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Portfolios may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While a Portfolio uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Portfolios may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative

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change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Portfolios may enter into “dollar roll” transactions wherein the Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. The Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and

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circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Portfolios may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The adviser, on behalf of each Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolio’s investment portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Portfolio may purchase include certificates of participation in such instruments.

Foreign Government Securities

The Portfolios may make investments in foreign government securities. Foreign government securities investments include the securities of “supranational” organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio’s investment objective.

Foreign Obligations and Securities

The Portfolios may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Portfolio’s value more sensitive to economic, currency and regulatory changes within that country.

Each Portfolio may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition,

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with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Investment income on and sales proceeds payable on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject. The Portfolios may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Portfolios may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Portfolios from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Portfolios may also invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Portfolio’s commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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Futures Contracts and Options

A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as “derivatives,” which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

A Portfolio’s use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio’s ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Future Developments. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio’s investment objective and legally permissible for each such Portfolio.

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Guaranteed Investment Contracts

The Portfolios may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield/Lower-Rated Debt Securities

The Portfolios may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value (“NAV”); and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Portfolios may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price.

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Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. Each Portfolio may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (“Custodian”) acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios’ investment adviser. Pursuant to an exemptive order granted by the SEC, the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Portfolios may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolio.

Collateralized Mortgage Obligations (“CMOs”). The Portfolio may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association

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(“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Portfolio may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while-e FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Portfolio may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Portfolio also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Portfolio’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

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Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Portfolio’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolio or if the Portfolio sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Portfolios may invest in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Moreover, the Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of a Portfolio’s investment portfolio. In such an event, the Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes. The Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

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RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Other Investment Companies

The principal investment strategy of each Portfolio is to invest in shares of other affiliated open-end management investment companies (as defined previously, the “Underlying Funds”), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Combined Proxy/Prospectus.

Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act. Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

iShares. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

Each Portfolio may purchase participation interests in loans or instruments in which the Portfolio may invest directly that are owned by banks or other institutions. A participation interest gives a Portfolio an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Portfolios may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Portfolios’ policy of not investing or holding more than 15% of their net assets in illiquid securities. The adviser will evaluate the

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liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Portfolios’ disposition of the security may be delayed or limited.

A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements (an agreement under which a Portfolio sells its securities and agrees to repurchase them at an agreed-upon date and price). At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities.

Short Sales

The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Portfolio makes a short sale “against the box,” the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

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Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Small Company Securities

Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Stripped Securities

The Portfolios may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities that the Portfolio may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Portfolio are not subject to prepayment or extension risk. SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBs that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only. The Portfolio may only purchase principal-only SMBs.

The Portfolios may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

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Swap Agreements

To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio’s performance. Swap agreements involve risks depending upon the counterparties’ creditworthiness and ability to perform as well as the Portfolio’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Portfolios intend to use these agreements as a hedge and not as a speculative investment.

Unrated Investments

The Portfolios may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus/Proxy Statement and in this SAI.

U.S. Government Obligations

The Portfolios may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Portfolios may invest in warrants. A warrant is an option to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during the specified period of time. The price of

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warrants does not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of a speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price paid for the warrant and the right to purchase the underlying security.

Zero Coupon Bonds

The Portfolios may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s”), Standard & Poor’s and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation. See the Appendix regarding the ratings systems of Moody’s and S&P.

MANAGEMENT

The following information supplements and should be read in conjunction with the similar information found in the Combined Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises each Portfolio’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and officers of the Trust. Each of the Trustees and officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex”). The address of each Trustee and officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

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In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

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Name, Age and Address	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS
Karla M. Rabusch, 45	President, Since 2003	Executive Vice President of Wells
Fargo Bank, N.A., and President of
Wells Fargo Funds Management, LLC.
Senior Vice President and Chief
Administrative Officer of Wells
Fargo Funds Management, LLC, from
March 2001 to March 2003; Vice
President of Wells Fargo Bank,
N.A., from December 1997 to May
2000.
N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003	Vice President of Wells Fargo
Bank, N.A., and Vice President of
Operations for Wells Fargo Funds
Management, LLC. Prior thereto,
Operations Manager at Scudder
Weisel Capital, LLC, from October
2000 to May 2001; Director of
Shareholder Services at BISYS Fund
Services from September 1999 to
October 2000; Assistant Vice
President of Operations with
Nicholas-Applegate Capital
Management from May 1993 to
September 1999.
N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1] Length of service dates reflects the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Portfolios’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Portfolios’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios’ financial statements, and interacts with the Portfolios’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

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Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

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Beneficial Equity Ownership in Portfolios* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Life Stage Portfolios of the Trust*			Aggregate Dollar Range of Equity Securities of Fund Complex
	Aggressive Portfolio	Moderate Portfolio	Conservative Portfolio
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	0	D
Peter G. Gordon	0	0	0	B
Richard M. Leach	0	0	0	0
Timothy J. Penny	0	0	0	C
Donald C. Willeke	0	0	0	B
INTERESTED TRUSTEES
Robert C. Brown	0	0	0	D
J. Tucker Morse	0	0	0	D

*These Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Portfolios. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser (the “Adviser”), and a description of the quality and nature of the services provided by the Adviser.

Before approving an Advisory Agreement with the Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Portfolios and the Adviser and its affiliates. The Board also analyzed each Portfolio’s contractual fees, including investment advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed the Adviser’s background and services that it would provide to the Portfolios. For example, the Board reviewed and discussed the investment philosophy and experience of the Adviser. The Board discussed the fact that the Adviser has established an investment program for each Portfolio and would make the day-to-day investment decisions for the Portfolios. The Board recognized that the responsibilities of the Adviser include monitoring Portfolio compliance with federal securities laws and regulations. The Board reviewed the Adviser’s compliance procedures including its internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Portfolios’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Portfolios with SEC and other regulatory requirements, maintenance of books and records of the Portfolios and recordkeeping systems of the Adviser, and other activities and clients of the Adviser. The Board also considered the background and experience of the senior management of the Adviser, and the level of attention expected to be given to the Portfolios by such persons. In evaluating the Adviser, the Board

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recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors. For example, the Board considered the Adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the Adviser’s procedures for selecting brokers to execute portfolio transactions for the Portfolios. More specifically, the Board reviewed the factors that the Adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the Adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Portfolio brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Portfolios’ investment portfolios. Finally, the Board reviewed the Adviser’s method for allocating portfolio opportunities among the Portfolios and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by the Adviser; (ii) the scope of the Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Portfolios, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management will not receive any fees for its provision of investment advisory services to the Portfolios.

General. Each Portfolio’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Portfolio’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Fees from Underlying Funds

The Portfolios’ shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios’ distributor for providing services to the Portfolios’ shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, its affiliates and Stephens, Inc, as distributor for the Portfolios, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank MN may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

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Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios’ operations, including communication, coordination and supervision services with regard to the Portfolios’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios’ fees and expenses for services provided by the Portfolios’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee, at the rates indicated below, of each Portfolio’s average daily net assets:

Asset Range	Total Admin Fee
0-4.99B 5B-9.99B >9.99B	0.50% 0.49% 0.48%

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas, currently serves as distributor for the Portfolios. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Portfolios once they commence operations in the second quarter of 2005.

Shareholder Servicing Agent

The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management), as agents for their customers, agree to perform administrative services with respect to Portfolio shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of 0.25% of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by the Trustees, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds (the “Non-Interested Trustees”). Shareholder

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Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio, and pays all expenses of each Portfolio. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Portfolios. For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Portfolio. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the funds and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Portfolio’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Portfolios on a continuous basis once they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex and the Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or

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investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex and the Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Portfolio is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolios’ shares.

Each Portfolio’s investments are generally valued at current market prices. If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session (“closing price”); if no sale has occurred, the security is valued based on the latest bid quotation. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Portfolio that are received before such Portfolio’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Portfolio’s NAV calculation time generally are processed at such Portfolio’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Portfolios. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Portfolios reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of the Portfolio that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. Internet account access is available for institutional clients; shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

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Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.” The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Portfolio’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase WealthBuilder Portfolio shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board, the Portfolios’ Adviser is responsible for each Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio’s securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

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In placing orders for portfolio securities of a Portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Portfolio’s investment portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Adviser. In selecting a broker-dealer under these circumstances, the Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Adviser places securities transactions for a Portfolio may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Portfolios.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Portfolio’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Portfolio’s shareholders. Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

PORTFOLIO EXPENSES

From time to time, Funds Management may waive fees from the Portfolios in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense

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of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Portfolio’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Portfolios are charged against a Portfolio’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Portfolio as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of a Portfolio’s shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Portfolio, rather than to the Trust as a whole. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with

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respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Portfolio’s principal business of investing in stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Portfolio controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Portfolio generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Portfolio would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Portfolio’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute such capital gains. The Portfolios cannot carry

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back or carry forward any net operating losses. As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards. If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

Equalization Accounting. Under the Code, the Portfolios may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Portfolio’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio’s total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Portfolio’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

Investment through Underlying Funds and Master Portfolios. The Portfolios seek to continue to qualify as regulated investment companies by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a regulated investment company under the Code as well.

The Portfolios may seek to continue to qualify as regulated investment companies by investing their assets through one or more master portfolios. Each master will be treated as a non-publicly traded partnership (or, in the event that a Portfolio is the sole investor in the corresponding master portfolio, as disregarded from the Portfolio) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or a disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master or master portfolio will be deemed to have been realized (i.e., “passed-through”) to its investors, including the corresponding Portfolio, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor’s federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Portfolio) of income and gains without a corresponding distribution. Furthermore, each master portfolio’s assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the master portfolio.

Taxation of Underlying Fund Investments. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital

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gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

If an Underlying Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed “Section 1256 contracts.” An Underlying Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

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Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if an Underlying Fund had not engaged in such transactions.

If an Underlying Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Underlying Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely

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distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant noncash income, such noncash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Portfolio’s earnings and profits, described above, are determined at the end of the Portfolio’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Portfolio’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Portfolio’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Portfolio shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Portfolio as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares. Each Portfolio will designate capital gains distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government, if the Portfolio meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

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Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different regulated investment company, the sales charge previously incurred in acquiring the Portfolio’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Portfolio on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Portfolios expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Portfolio sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Portfolio’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Portfolio shares. If less than 95% of the Portfolio’s income is attributable to qualified dividend income, then only the portion of the Portfolio’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Portfolio will only be treated as realizing qualified dividend income to the extent it receives dividends attributable to certain

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domestic and foreign corporations and certain holding period requirements are met. (Only dividends from direct investments from an Underlying Fund will qualify. Payments attributable to securities lending, repurchase and other derivative transactions generally will not.) Furthermore, an individual Portfolio shareholder can only treat a Portfolio distribution designated as qualified dividend income as such if he or she as held the Portfolio shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Portfolio’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Portfolio that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Portfolios may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolios shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Portfolio shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Portfolio holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Portfolio becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Portfolio and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over

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administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Portfolio obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Portfolio to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Portfolio shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund

38

obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy

39

Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolios’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

40

CAPITAL STOCK

The Portfolios are three of the portfolios in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Portfolio’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory contract, since it affects only one Portfolio, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Portfolios, as they are not expected to commence operations until the second quarter of 2005.

41

OTHER

The Trust’s Registration Statement, including the Prospectus/Proxy Statement and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolios’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent Registered Public Accounting Firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

42

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

43

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are

44

designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

45

STRONG

VOTE ON THE INTERNET

- Log on to:
  www.strong.com/proxy/
- Follow the on-screen instructions.

VOTE BY PHONE

- Dial **1-888-221-0697** (TOLL FREE)
- Follow the recorded instructions.

VOTE BY MAIL

- Vote, sign, and date the Proxy Card.
- **Detach the lower portion of the card** and return the card in the postage-paid envelope provided.

NOTE: If you vote by phone or Internet, do not return your Proxy Card. Keep it for your files.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 10, 2004.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

999 999 999 999 99 ←

FUND NAME PRINTS HERE

The undersigned hereby constitutes and appoints Thomas M. Zoeller and John W. Widmer, as my proxies to represent and vote all shares of the Strong Funds that I am entitled to vote at the Special Meeting of Shareholders of the Strong Funds to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, December 10, 2004, at 9:00 a.m. (Central Time), and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Combined Prospectus/ Proxy Statement, dated October 26, 2004.

These proxies shall vote my shares according to my instructions given on the reverse side with respect to the applicable proposals. If I do not provide an instruction on the reverse side, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date ______________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

901 ST - WF fg

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 2004, FOR A DISCUSSION OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD ON THE REVERSE SIDE.

901 ST - WF fg A

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 2004, FOR A DISCUSSION OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. NOT APPLICABLE	☐	☐	☐
3. NOT APPLICABLE	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD ON THE REVERSE SIDE.

901 ST - WF fg B

STRONG

Consolidated Proxy Card

If you'd like to vote by mail, you have two options:

1. *To vote all your shares at once, this Card reflects all of your accounts registered to the same Social Security or Taxpayer I.D. number at this address. When using this option, you are voting all these accounts in the same manner.* ***Simply tear off and mail the top half of the Card after completing both sides.***
2. *Or you can choose to vote each account individually. To vote this way, follow the instructions marked "Individual Ballots" on the bottom of the page.*

999 999 999 999 99 ←

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 10, 2004.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

The undersigned hereby constitutes and appoints Thomas M. Zoeller and John W. Widmer, as my proxies to represent and vote all shares of the Strong Funds that I am entitled to vote at the Special Meeting of Shareholders of the Strong Funds to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, December 10, 2004, at 9:00 a.m. (Central Time), and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement, dated October 26, 2004.

These proxies shall vote my shares according to my instructions given on the reverse side with respect to the applicable proposals. If I do not provide an instruction on the reverse side, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date ____________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

901 ST - WF EZ fg

▼ **IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS** ▼

FAST, CONVENIENT VOTING OPTIONS!

VOTE BY TELEPHONE. Call our toll-free dedicated voting number **1-888-221-0697** and follow the recorded instructions. The voting site is open 24 hours a day, 7 days a week.

VOTE ON THE INTERNET. Log on to our Internet voting web site, **www.strong.com/proxy/**, and follow the on-screen instructions.

NOTE: If you vote by telephone or on the Internet, please do not return your Proxy Card.

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. ***If you have voted the Consolidated Proxy Card above, you do NOT vote these Individual Ballots.*** *If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.*

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING FOR EACH ACCOUNT SEPARATELY.

Date: ______________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

901 ST - WF EZ IND fg

Consolidated Proxy Card

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 2004, FOR A DISCUSSION OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement (all Funds, except Strong Index 500 and Strong Life Stage Series Portfolios)	☐	☐	☐
3. Approval of Interim Subadvisory Agreement (all Funds, except Strong Index 500 and Strong Life Stage Series Portfolios)	☐	☐	☐
4. For each Fund, to transact such other business that may properly come before the Meeting.			

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD ON THE REVERSE SIDE.

901 ST - WF EZ fg

▼ **IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS** ▼

INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐
4. For each Fund, to transact such other business that may properly come before the Meeting.			

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. NOT APPLICABLE	☐	☐	☐
3. NOT APPLICABLE	☐	☐	☐
4. For each Fund, to transact such other business that may properly come before the Meeting.			

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐
4. For each Fund, to transact such other business that may properly come before the Meeting.			

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. NOT APPLICABLE	☐	☐	☐
3. NOT APPLICABLE	☐	☐	☐
4. For each Fund, to transact such other business that may properly come before the Meeting.			

901 ST - WF EZ IND fg